UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2003

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Asset ManagerSM  Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager Portfolio - Initial Class	17.97%	1.97%	6.77%
Fidelity VIP: Asset Manager Portfolio - Service Class A	17.91%	1.85%	6.68%
Fidelity VIP: Asset Manager Portfolio - Service Class 2 B	17.66%	1.71%	6.61%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee) and returns prior to November 3, 1997 are those for Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflect an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effect of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of Fidelity® Variable Insurance Products: Asset Manager Portfolio

Equity markets snapped a three-year losing streak in 2003, rebounding amid historically low interest rates, improved corporate profits and a resurgent economy. Investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick end to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets, as did an astonishing 8.2% surge in third-quarter GDP growth. As a result of 2003's economic upturn, stocks soared: The Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Meanwhile, despite modestly higher interest rates, investment-grade bonds were up 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which returned only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes rose 3.07% and 2.59%, respectively.

During the past year, the fund easily outpaced the Fidelity Asset Manager Composite Index, which rose 15.67%, while performing roughly in line with the LipperSM Variable Annuity Flexible Portfolio Funds Average, which returned 18.05%. Our asset allocation decisions largely drove the fund's results. After underweighting equities early in 2003 as they retreated, we shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Having increased our emphasis on high-yield securities during the fall of 2002 further boosted returns as that market rebounded sharply in 2003. The fund's above-average weighting in cash, however, detracted a bit. Despite gaining more than 26%, the fund's equities trailed the S&P 500® mainly due to overweighting lagging health care stocks, including drug distributor Cardinal Health and major drug makers such as Merck. Shying away from top-performing tech stocks such as Intel also hurt. Conversely, our aggressive positioning in financials contributed, led by sizable positions in such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. Avoiding poor-performing stable-growth consumer staples such as Wal-Mart, a big holding of the S&P®, also contributed to the fund's performance relative to the composite index. In fixed-income, the fund benefited mainly from a focus on beaten-down corporate bonds that staged big recoveries, with its high-yield and investment-grade holdings soundly beating the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Cardinal Health, Inc.	3.0
American International Group, Inc.	2.9
Clear Channel Communications, Inc.	2.7
Johnson & Johnson	2.1
Citigroup, Inc.	2.1
12.8
Top Five Bond Issuers as of December 31, 2003
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.9
U.S. Treasury Obligations	3.9
Freddie Mac	1.3
Government National Mortgage Association	0.7
Thirteen Affiliates of General Growth Properties, Inc.	0.5
14.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stock Class and equity futures	51.9%
Bond Class	31.7%
Short-Term Class	16.4%

* Foreign investments	3.6%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus in effect of the time period indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	16	$ 0
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.	163,000	4,047,290
Media - 3.9%
Clear Channel Communications, Inc.	1,775,800	83,160,714
McGraw-Hill Companies, Inc.	50,500	3,530,960
Time Warner, Inc. (a)	1,794,900	32,290,251
		118,981,925
Multiline Retail - 0.2%
Barneys, Inc. warrants 4/1/08 (a)	1,130	22,600
Kohl's Corp. (a)	103,800	4,664,772
		4,687,372
Specialty Retail - 2.1%
Home Depot, Inc.	1,678,600	59,573,514
Limited Brands, Inc.	132,200	2,383,566
Office Depot, Inc. (a)	35,600	594,876
Staples, Inc. (a)	90,200	2,462,460
		65,014,416
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	127,013
NIKE, Inc. Class B	20,600	1,410,276
		1,537,289
TOTAL CONSUMER DISCRETIONARY		194,268,292
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
PepsiCo, Inc.	374,400	17,454,528
The Coca-Cola Co.	411,100	20,863,325
		38,317,853
Food & Staples Retailing - 1.3%
CVS Corp.	750,500	27,108,060
Safeway, Inc. (a)	572,100	12,534,711
		39,642,771
Food Products - 0.4%
Kraft Foods, Inc. Class A	68,900	2,219,958
Unilever NV (NY Shares)	153,300	9,949,170
		12,169,128
Household Products - 0.4%
Colgate-Palmolive Co.	26,200	1,311,310
Procter & Gamble Co.	110,100	10,996,788
		12,308,098
Personal Products - 0.6%
Alberto-Culver Co. Class B	290,200	18,305,816

	Shares	Value (Note 1)
Tobacco - 0.7%
Altria Group, Inc.	382,100	$ 20,793,882
TOTAL CONSUMER STAPLES		141,537,548
ENERGY - 3.3%
Energy Equipment & Services - 1.7%
BJ Services Co. (a)	88,300	3,169,970
Cooper Cameron Corp. (a)	43,360	2,020,576
Diamond Offshore Drilling, Inc.	434,800	8,917,748
ENSCO International, Inc.	319,200	8,672,664
GlobalSantaFe Corp.	449,200	11,153,636
Grant Prideco, Inc. (a)	73,100	951,762
Nabors Industries Ltd. (a)	78,400	3,253,600
Rowan Companies, Inc. (a)	83,936	1,944,797
Transocean, Inc. (a)	484,100	11,623,241
		51,707,994
Oil & Gas - 1.6%
ChevronTexaco Corp.	218,500	18,876,215
ConocoPhillips	381,952	25,044,593
Exxon Mobil Corp.	144,100	5,908,100
		49,828,908
TOTAL ENERGY		101,536,902
FINANCIALS - 11.6%
Capital Markets - 1.6%
Merrill Lynch & Co., Inc.	247,700	14,527,605
Morgan Stanley	592,900	34,311,123
		48,838,728
Commercial Banks - 1.3%
Bank of America Corp.	198,000	15,925,140
Bank One Corp.	318,700	14,529,533
Synovus Financial Corp.	146,900	4,248,348
Wachovia Corp.	99,103	4,617,209
		39,320,230
Diversified Financial Services - 2.1%
Citigroup, Inc.	1,304,200	63,305,868
Insurance - 4.6%
AFLAC, Inc.	233,500	8,448,030
Allmerica Financial Corp. (a)	216,100	6,649,397
AMBAC Financial Group, Inc.	84,300	5,849,577
American International Group, Inc.	1,326,100	87,893,908
China Life Insurance Co. Ltd. ADR (a)	6,700	220,899
Hartford Financial Services Group, Inc.	239,200	14,119,976
MBIA, Inc.	77,300	4,578,479
MetLife, Inc.	233,800	7,872,046
PartnerRe Ltd.	39,300	2,281,365
St. Paul Companies, Inc.	44,700	1,772,355
Travelers Property Casualty Corp. Class B	103,810	1,761,656
		141,447,688
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 2.0%
Fannie Mae	716,800	$ 53,803,008
MGIC Investment Corp.	123,100	7,009,314
New York Community Bancorp, Inc.	35,700	1,358,385
		62,170,707
TOTAL FINANCIALS		355,083,221
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	746,600	22,786,232
Health Care Providers & Services - 3.2%
Cardinal Health, Inc.	1,523,700	93,189,476
Fountain View, Inc. (k)	1,138	19,073
Medco Health Solutions, Inc. (a)	122,714	4,171,049
UnitedHealth Group, Inc.	33,900	1,972,302
		99,351,900
Pharmaceuticals - 6.1%
Johnson & Johnson	1,249,600	64,554,336
Merck & Co., Inc.	1,272,400	58,784,880
Pfizer, Inc.	661,800	23,381,394
Recordati Spa	45,653	885,810
Schering-Plough Corp.	535,000	9,303,650
Wyeth	709,700	30,126,765
		187,036,835
TOTAL HEALTH CARE		309,174,967
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.3%
United Technologies Corp.	82,500	7,818,525
Commercial Services & Supplies - 0.2%
Aramark Corp. Class B	68,100	1,867,302
ChoicePoint, Inc. (a)	130,833	4,983,429
		6,850,731
Industrial Conglomerates - 2.2%
General Electric Co.	1,506,200	46,662,076
Tyco International Ltd.	792,300	20,995,950
		67,658,026
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	142,100	9,645,748
Road & Rail - 0.1%
CSX Corp.	71,300	2,562,522
Union Pacific Corp.	19,300	1,340,964
		3,903,486
TOTAL INDUSTRIALS		95,876,516
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 0.6%
Cisco Systems, Inc. (a)	148,400	3,604,636

	Shares	Value (Note 1)
Comverse Technology, Inc. (a)	312,200	$ 5,491,598
Motorola, Inc.	556,100	7,824,327
		16,920,561
Computers & Peripherals - 1.0%
Dell, Inc. (a)	288,400	9,794,064
Hewlett-Packard Co.	699,000	16,056,030
Sun Microsystems, Inc. (a)	852,300	3,826,827
		29,676,921
Electronic Equipment & Instruments - 0.6%
Celestica, Inc. (sub. vtg.) (a)	143,500	2,163,784
Flextronics International Ltd. (a)	226,100	3,355,324
Jabil Circuit, Inc. (a)	109,300	3,093,190
Sanmina-SCI Corp. (a)	239,000	3,013,790
Solectron Corp. (a)	817,100	4,829,061
Thermo Electron Corp. (a)	72,700	1,832,040
		18,287,189
IT Services - 0.4%
Affiliated Computer Services, Inc. Class A (a)	69,600	3,790,416
First Data Corp.	235,100	9,660,259
		13,450,675
Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp.	88,300	2,843,260
KLA-Tencor Corp. (a)	14,000	821,380
Lam Research Corp. (a)	32,900	1,062,670
Linear Technology Corp.	21,100	887,677
Micron Technology, Inc. (a)	65,500	882,285
Novellus Systems, Inc. (a)	15,500	651,775
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	248,600	2,545,664
United Microelectronics Corp. sponsored ADR (a)	487,445	2,412,853
Xilinx, Inc. (a)	14,400	557,856
		12,665,420
Software - 2.0%
Microsoft Corp.	2,095,892	57,720,866
VERITAS Software Corp. (a)	139,500	5,183,820
		62,904,686
TOTAL INFORMATION TECHNOLOGY		153,905,452
MATERIALS - 0.4%
Chemicals - 0.2%
Dow Chemical Co.	130,090	5,407,841
Metals & Mining - 0.2%
Alcan, Inc.	99,700	4,655,280
Alcoa, Inc.	38,600	1,466,800
		6,122,080
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,282,787
International Paper Co.	21,600	931,176
		2,213,963
TOTAL MATERIALS		13,743,884
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.8%
BellSouth Corp.	391,500	11,079,450
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,329,500	10,063,440
SBC Communications, Inc.	1,427,600	37,217,532
Verizon Communications, Inc.	735,100	25,787,308
		84,147,747
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. Class A (a)	244,200	6,852,252
TOTAL TELECOMMUNICATION SERVICES		90,999,999
UTILITIES - 0.6%
Electric Utilities - 0.5%
Allegheny Energy, Inc. (a)	99,300	1,267,068
FirstEnergy Corp.	174,400	6,138,880
PG&E Corp. (a)	159,200	4,420,984
TXU Corp.	71,900	1,705,468
Wisconsin Energy Corp.	55,700	1,863,165
		15,395,565
Gas Utilities - 0.1%
NiSource, Inc.	69,100	1,516,054
TOTAL UTILITIES		16,911,619
TOTAL COMMON STOCKS (Cost $1,310,993,090)		1,473,038,400
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	7,700	315,700
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875% (a)	890	889,600

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	71	$ 568
TOTAL NONCONVERTIBLE PREFERRED STOCKS		890,168
TOTAL PREFERRED STOCKS (Cost $1,111,004)		1,205,868
Corporate Bonds - 14.9%
	Principal Amount
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,214,000	1,869,815
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,471,663
INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.2%
Tyco International Group SA 3.125% 1/15/23	4,620,000	6,306,300
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Brocade Communications Systems, Inc. 2% 1/1/07	2,010,000	1,791,312
CIENA Corp. 3.75% 2/1/08	2,450,000	2,235,625
		4,026,937
TOTAL CONVERTIBLE BONDS		13,674,715
Nonconvertible Bonds - 14.4%
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	1,250,000	1,395,970
Dana Corp.:
9% 8/15/11	570,000	674,025
10.125% 3/15/10	1,570,000	1,813,350
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	190,000	205,200
Lear Corp. 8.11% 5/15/09	240,000	277,800
Stoneridge, Inc. 11.5% 5/1/12	45,000	52,875
United Components, Inc. 9.375% 6/15/13	260,000	283,400
		4,702,620
Automobiles - 0.2%
Case New Holland, Inc. 9.25% 8/1/11 (f)	1,340,000	1,500,800
General Motors Corp.:
7.2% 1/15/11	2,300,000	2,528,818
Corporate Bonds - continued
Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - continued
8.25% 7/15/23	$ 820,000	$ 931,035
8.375% 7/15/33	1,010,000	1,172,421
		6,133,074
Hotels, Restaurants & Leisure - 0.6%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	470,000	424,175
10.5% 7/15/11	1,365,000	1,378,650
Domino's, Inc. 8.25% 7/1/11 (f)	470,000	507,600
Florida Panthers Holdings, Inc. 9.875% 4/15/09	1,580,000	1,682,700
Gaylord Entertainment Co. 8% 11/15/13 (f)	340,000	357,000
Herbst Gaming, Inc. 10.75% 9/1/08	350,000	393,750
Intrawest Corp. 7.5% 10/15/13 (f)	430,000	438,600
Mandalay Resort Group 6.5% 7/31/09	1,270,000	1,314,450
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	250,000	235,000
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	1,230,000	1,220,775
Premier Parks, Inc. 9.75% 6/15/07	667,000	701,017
Six Flags, Inc.:
8.875% 2/1/10	260,000	266,825
9.625% 6/1/14 (f)	1,610,000	1,682,450
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	1,540,000	1,655,500
Station Casinos, Inc. 8.375% 2/15/08	1,245,000	1,335,263
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	1,465,000	1,596,850
Tricon Global Restaurants, Inc. 8.875% 4/15/11	1,210,000	1,464,100
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	336,000	355,320
Wheeling Island Gaming, Inc. 10.125% 12/15/09	705,000	757,875
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	2,230,200
		19,998,100
Household Durables - 0.1%
KB Home 8.625% 12/15/08	1,070,000	1,187,700
Simmons Co. 7.875% 1/15/14 (f)	210,000	211,050
Standard Pacific Corp. 9.25% 4/15/12	725,000	808,375
Telex Communications, Inc. 11.5% 10/15/08 (f)	340,000	360,400
WCI Communities, Inc. 7.875% 10/1/13 (f)	400,000	422,000
		2,989,525
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	1,565,000	1,791,925

Principal Amount	Value (Note 1)
Media - 1.6%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	$ 420,000	$ 454,650
AMC Entertainment, Inc. 9.5% 2/1/11	975,000	1,018,875
American Media Operations, Inc. 10.25% 5/1/09	1,520,000	1,615,000
AOL Time Warner, Inc. 6.75% 4/15/11	1,500,000	1,675,445
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	3,740,000	4,452,504
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	1,130,000	757,100
8.625% 4/1/09	2,025,000	1,741,500
9.625% 11/15/09	625,000	548,438
10% 4/1/09	2,340,000	2,082,600
10% 5/15/11	1,595,000	1,379,675
Clear Channel Communications, Inc. 7.65% 9/15/10	1,750,000	2,048,447
Comcast Corp. 7.05% 3/15/33	1,235,000	1,343,449
Corus Entertainment, Inc. 8.75% 3/1/12	1,975,000	2,172,500
Cox Communications, Inc. 7.125% 10/1/12	1,565,000	1,805,091
CSC Holdings, Inc.:
7.625% 4/1/11	3,190,000	3,317,600
7.625% 7/15/18	545,000	564,075
7.875% 2/15/18	205,000	216,275
9.875% 2/15/13	565,000	587,600
EchoStar DBS Corp.:
9.125% 1/15/09	1,408,000	1,576,960
10.375% 10/1/07	1,380,000	1,512,825
Entravision Communications Corp. 8.125% 3/15/09	1,135,000	1,211,613
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	1,030,000	672,075
News America Holdings, Inc. 7.75% 12/1/45	1,500,000	1,773,524
Nextmedia Operating, Inc. 10.75% 7/1/11	600,000	682,500
PEI Holdings, Inc. 11% 3/15/10	1,045,000	1,212,200
PRIMEDIA, Inc. 7.625% 4/1/08	2,640,000	2,646,600
Radio One, Inc. 8.875% 7/1/11	3,290,000	3,619,000
Telewest PLC 11% 10/1/07 (c)	2,600,000	1,638,000
Videotron LTEE 6.875% 1/15/14 (f)	280,000	288,400
Vivendi Universal SA:
6.25% 7/15/08 (f)	590,000	622,450
9.25% 4/15/10	2,420,000	2,867,700
		48,104,671
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	1,130,000	1,084,800
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	1,050,000	1,055,250
9% 6/15/12	65,000	68,900
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Boise Cascade Corp.:
6.5% 11/1/10	$ 640,000	$ 665,600
7% 11/1/13	640,000	668,800
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	230,000	235,175
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	491,050
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	120,000	127,800
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	570,000	604,200
		3,916,775
TOTAL CONSUMER DISCRETIONARY		88,721,490
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Miller Brewing Co. 5.5% 8/15/13 (f)	1,645,000	1,680,603
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,230,000	2,495,762
Neighborcare, Inc. 6.875% 11/15/13 (f)	830,000	846,600
Rite Aid Corp. 6.875% 8/15/13	490,000	465,500
		3,807,862
Food Products - 0.4%
Central Garden & Pet Co. 9.125% 2/1/13	290,000	321,175
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,225,385
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,299,000
8.45% 8/15/09	285,000	318,488
Dean Foods Co.:
6.9% 10/15/17	540,000	550,800
8.15% 8/1/07	1,730,000	1,903,000
Doane Pet Care Co.:
9.75% 5/15/07	1,160,000	1,044,000
10.75% 3/1/10	1,065,000	1,107,600
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	190,000	207,100
Land O'Lakes, Inc.:
8.75% 11/15/11	425,000	361,250
9% 12/15/10 (f)	800,000	800,000
Michael Foods, Inc. 8% 11/15/13 (f)	210,000	219,450
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	260,000	269,100
		10,626,348
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	880,000	673,200
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	1,710,000	1,718,550

	Principal Amount	Value (Note 1)
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	$ 1,185,000	$ 1,264,152
TOTAL CONSUMER STAPLES		19,770,715
ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Grant Prideco, Inc. 9.625% 12/1/07	1,020,000	1,137,300
Hanover Compressor Co. 8.625% 12/15/10	220,000	229,350
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,565,850
Kinder Morgan, Inc. 6.5% 9/1/12	1,165,000	1,285,576
Seabulk International, Inc. 9.5% 8/15/13	730,000	759,200
SESI LLC 8.875% 5/15/11	120,000	129,000
		5,106,276
Oil & Gas - 0.8%
Chesapeake Energy Corp. 8.125% 4/1/11	450,000	501,750
Forest Oil Corp. 8% 12/15/11	1,030,000	1,107,250
General Maritime Corp. 10% 3/15/13	1,430,000	1,615,900
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	241,000	298,840
Petro-Canada yankee 7% 11/15/28	1,290,000	1,430,011
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	1,955,000	2,145,613
Range Resources Corp. 7.375% 7/15/13	865,000	865,000
Teekay Shipping Corp. 8.875% 7/15/11	3,640,000	4,131,400
The Coastal Corp.:
6.375% 2/1/09	485,000	432,863
6.5% 5/15/06	815,000	780,363
6.5% 6/1/08	2,565,000	2,330,944
7.5% 8/15/06	2,990,000	2,904,038
7.625% 9/1/08	375,000	360,000
7.75% 6/15/10	1,680,000	1,585,500
9.625% 5/15/12	2,050,000	2,029,500
Vintage Petroleum, Inc. 8.25% 5/1/12	1,015,000	1,101,275
		23,620,247
TOTAL ENERGY		28,726,523
FINANCIALS - 3.6%
Capital Markets - 0.4%
Amvescap PLC 5.9% 1/15/07	1,015,000	1,096,906
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,691,792
Equinox Holdings Ltd. 9% 12/15/09 (f)	110,000	113,300
Goldman Sachs Group, Inc. 6.6% 1/15/12	4,075,000	4,553,935
J.P. Morgan Chase & Co. 5.35% 3/1/07	1,255,000	1,343,220
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. 4% 11/15/07	$ 2,500,000	$ 2,560,623
Morgan Stanley:
5.3% 3/1/13	500,000	510,753
6.6% 4/1/12	1,750,000	1,954,468
		13,824,997
Commercial Banks - 0.2%
Bank of America Corp. 6.25% 4/15/12	620,000	683,473
Bank One NA, Chicago 3.7% 1/15/08	2,020,000	2,043,695
Chase Manhattan Corp. New 6.375% 4/1/08	745,000	820,960
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,311,326
Korea Development Bank 7.375% 9/17/04	240,000	246,973
		5,106,427
Consumer Finance - 0.5%
Capital One Bank 4.875% 5/15/08	1,070,000	1,101,194
Ford Motor Credit Co.:
7.375% 10/28/09	140,000	153,743
7.375% 2/1/11	1,000,000	1,089,940
7.875% 6/15/10	2,500,000	2,793,413
General Motors Acceptance Corp. 6.875% 9/15/11	1,240,000	1,335,637
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,233,326
6.375% 11/27/12	1,000,000	1,097,054
7% 5/15/12	180,000	205,266
Household International, Inc. 8.875% 2/15/08	1,225,000	1,376,606
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,725,868
MBNA Corp. 7.5% 3/15/12	2,035,000	2,364,330
		14,476,377
Diversified Financial Services - 1.8%
Ahold Finance USA, Inc. 8.25% 7/15/10	1,970,000	2,105,438
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	1,125,000	1,018,125
6.977% 11/23/22	100,550	90,998
7.377% 5/23/19	1,005,707	714,052
7.379% 5/23/16	174,050	123,575
7.8% 4/1/08	420,000	388,500
8.608% 10/1/12	850,000	777,750
10.18% 1/2/13	375,000	292,500
Arch Western Finance LLC 6.75% 7/1/13 (f)	1,165,000	1,188,300
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	765,523	650,695
6.9% 1/2/17	1,326,559	1,101,044

	Principal Amount	Value (Note 1)
7.373% 12/15/15	$ 1,286,797	$ 1,106,645
7.568% 12/1/06	425,000	352,750
7.73% 9/15/12	173,174	145,466
8.312% 10/2/12	866,831	745,474
8.388% 5/1/22	282,712	233,237
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13 (f)	460,000	485,300
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	170,000	156,400
7.57% 11/18/10	605,000	626,746
7.711% 9/18/11	85,000	73,525
7.779% 11/18/05	345,000	320,850
7.779% 1/2/12	691,427	591,170
7.92% 5/18/12	1,385,000	1,254,018
10.06% 1/2/16	410,000	323,900
Deutsche Telekom International Finance BV:
5.25% 7/22/13	770,000	777,869
8.75% 6/15/30	2,500,000	3,193,570
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	390,000	434,850
9.875% 8/15/13 (f)	460,000	531,300
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	891,000	1,002,375
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,136,763
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	180,000	181,800
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	1,155,000	1,290,713
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(j)	650,000	669,500
11% 7/15/10 (f)	520,000	570,700
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	140,000	146,300
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	850,000	901,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	270,000	278,100
Nexstar Finance, Inc. 7% 1/15/14 (f)	340,000	341,700
NiSource Finance Corp. 7.875% 11/15/10	2,485,000	2,955,637
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	510,400	443,829
7.248% 7/2/14	721,710	519,631
7.626% 4/1/10	207,155	176,082
7.691% 4/1/17	73,380	60,905
7.95% 9/1/16	55,159	46,885
8.304% 9/1/10	592,669	509,695
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,770,000	2,908,500
7.875% 2/1/09 (j)	3,000,000	3,387,000
Petronas Capital Ltd. 7% 5/22/12 (f)	2,865,000	3,263,585
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Power Contract Financing LLC 6.256% 2/1/10 (f)	$ 1,150,000	$ 1,184,500
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(j)	1,075,000	1,076,488
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	200,000	205,000
Sheridan Group, Inc. 10.25% 8/15/11 (f)	450,000	477,000
Ship Finance International Ltd. 8.5% 12/15/13 (f)	3,940,000	3,940,000
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,434,701
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.875% 12/15/13 (f)	240,000	242,400
Telecom Italia Capital 5.25% 11/15/13 (f)	1,700,000	1,703,385
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	190,000	200,450
U.S. Airways pass thru trust certificates 6.85% 7/30/19	311,671	293,750
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	2,200,000	2,568,500
Verizon Global Funding Corp. 7.25% 12/1/10	985,000	1,134,116
		56,055,037
Insurance - 0.0%
Principal Life Global Funding I 6.25% 2/15/12 (f)	850,000	925,818
Real Estate - 0.5%
Arden Realty LP 7% 11/15/07	4,000,000	4,420,484
Boston Properties, Inc. 6.25% 1/15/13	1,200,000	1,287,652
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,671,573
Duke Realty LP 6.875% 3/15/05	2,950,000	3,123,696
EOP Operating LP 7.75% 11/15/07	820,000	940,019
Regency Centers LP 6.75% 1/15/12	1,990,000	2,192,763
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,787,600
		15,423,787
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 5.5% 8/1/06	2,590,000	2,766,529
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,267,946
Washington Mutual, Inc. 4.375% 1/15/08	770,000	791,586
		5,826,061
TOTAL FINANCIALS		111,638,504

	Principal Amount	Value (Note 1)
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	$ 570,000	$ 595,650
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	1,595,000	1,722,600
Fountain View, Inc. 9.25% 8/19/08 (e)	2,807,954	2,779,874
Genesis HealthCare Corp. 8% 10/15/13 (f)	180,000	187,200
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	390,000	394,875
National Nephrology Associates, Inc. 9% 11/1/11 (f)	250,000	261,250
Psychiatric Solutions, Inc. 10.625% 6/15/13	760,000	855,000
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	170,844
6.375% 12/1/11	210,000	200,550
Triad Hospitals, Inc. 8.75% 5/1/09	1,425,000	1,542,563
		8,114,756
TOTAL HEALTH CARE		8,710,406
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	335,000	309,875
8.5% 10/1/10 (f)	110,000	117,700
8.875% 5/1/11	1,610,000	1,489,250
9.5% 11/1/08	855,000	837,900
Raytheon Co. 6.75% 8/15/07	2,450,000	2,714,421
Transdigm, Inc. 8.375% 7/15/11	370,000	394,050
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	600,000	615,000
		6,478,196
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	238,520	212,283
7.9% 12/15/09	155,000	127,100
8.3% 12/15/29	2,305,000	1,509,775
NWA Trust 10.23% 6/21/14	368,262	331,435
		2,180,593
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	400,000	440,000
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc. 7.625% 1/1/06	2,620,000	2,757,550
American Color Graphics, Inc. 10% 6/15/10	965,000	981,888
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	250,000	257,500
		3,996,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	$ 210,000	$ 226,800
Industrial Conglomerates - 0.2%
Koppers, Inc. 9.875% 10/15/13 (f)	250,000	275,625
Tyco International Group SA yankee:
6.375% 10/15/11	245,000	261,844
6.75% 2/15/11	4,500,000	4,916,250
		5,453,719
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	330,000	360,525
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	517,500
Dresser, Inc. 9.375% 4/15/11	200,000	217,500
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	310,300
Terex Corp. 7.375% 1/15/14 (f)	1,230,000	1,242,300
		2,648,125
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	330,000	331,650
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,100,000	2,152,500
9.5% 10/1/08	180,000	195,300
TFM SA de CV yankee 11.75% 6/15/09	2,610,000	2,668,725
		5,016,525
TOTAL INDUSTRIALS		26,772,546
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14 (f)	640,000	646,400
Marconi Corp. PLC 8% 4/30/08 (f)	595,000	606,900
Motorola, Inc. 6.5% 11/15/28	1,125,000	1,113,667
Nortel Networks Corp. 6.125% 2/15/06	770,000	777,700
		3,144,667
IT Services - 0.1%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	725,000	507,500
8% 11/15/13 (f)	1,225,000	1,286,250
Iron Mountain, Inc. 6.625% 1/1/16	2,410,000	2,349,750
		4,143,500
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	3,495,000	3,713,438
7.625% 6/15/13	1,190,000	1,273,300
		4,986,738
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	338,000	402,220

	Principal Amount	Value (Note 1)
Amkor Technology, Inc.:
7.75% 5/15/13	$ 270,000	$ 290,250
9.25% 2/15/08	110,000	125,125
10.5% 5/1/09	30,000	32,175
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	800,000	948,000
Semiconductor Note Partners Trust 0% 8/4/11 (f)	230,000	247,250
Viasystems, Inc. 10.5% 1/15/11 (f)	900,000	963,000
		3,008,020
TOTAL INFORMATION TECHNOLOGY		15,282,925
MATERIALS - 1.0%
Chemicals - 0.3%
Avecia Group PLC 11% 7/1/09	1,780,000	1,628,700
Berry Plastics Corp. 10.75% 7/15/12 (f)	560,000	644,000
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,520,000
Equistar Chemicals LP/Equistar Funding Corp.:
10.625% 5/1/11 (f)	920,000	1,012,000
10.625% 5/1/11	395,000	431,538
Geon Co. 6.875% 12/15/05	130,000	125,450
Lyondell Chemical Co.:
9.625% 5/1/07	230,000	242,650
9.875% 5/1/07	865,000	908,250
11.125% 7/15/12	35,000	38,150
Nalco Co. 7.75% 11/15/11 (f)	470,000	499,375
PolyOne Corp.:
8.875% 5/1/12	620,000	567,300
10.625% 5/15/10	445,000	445,000
Resolution Performance Products LLC 8% 12/15/09 (f)	495,000	509,850
The Scotts Co. 6.625% 11/15/13 (f)	480,000	489,600
		10,061,863
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	325,000	264,875
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	450,000	454,500
BWAY Corp. 10% 10/15/10	350,000	380,625
Crown Cork & Seal, Inc.:
7.375% 12/15/26	85,000	76,500
8% 4/15/23	415,000	385,950
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	3,515,000	3,831,350
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	793,100
7.35% 5/15/08	330,000	326,700
7.5% 5/15/10	310,000	316,975
7.8% 5/15/18	140,000	136,500
8.1% 5/15/07	630,000	664,650
Sealed Air Corp.:
5.625% 7/15/13 (f)	245,000	250,706
6.875% 7/15/33 (f)	510,000	539,832
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)	$ 250,000	$ 255,000
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	1,095,000	1,140,169
		9,817,432
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (d)	1,625,000	1,283,750
Falconbridge Ltd. yankee 7.35% 6/5/12	750,000	847,097
Massey Energy Co. 6.625% 11/15/10 (f)	430,000	439,675
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	214,500
		2,785,022
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. 8.5% 10/1/13	430,000	455,800
Georgia-Pacific Corp.:
8% 1/15/24 (f)	810,000	826,200
9.5% 12/1/11	1,925,000	2,233,000
International Paper Co.:
4.25% 1/15/09	245,000	246,004
5.5% 1/15/14	615,000	616,766
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	190,000	197,125
Norske Skog Canada Ltd. 8.625% 6/15/11	710,000	738,400
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,100,900
9.75% 2/1/11	1,270,000	1,397,000
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,363,675
		9,174,870
TOTAL MATERIALS		31,839,187
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.8%
ACC Escrow Corp. 10% 8/1/11 (f)	930,000	1,027,650
AT&T Corp. 8.75% 11/15/31	1,085,000	1,267,891
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	380,000	403,750
France Telecom SA 9.75% 3/1/31	2,000,000	2,657,350
MCI Communications Corp.:
7.125% 6/15/27 (c)	315,000	253,969
7.75% 3/15/24 (c)	55,000	44,550
7.75% 3/23/25 (c)	95,000	76,713
8.25% 1/20/23 (c)	205,000	165,025
Qwest Corp. 9.125% 3/15/12 (e)(f)	1,015,000	1,164,713
Qwest Services Corp. 13.5% 12/15/10 (f)	6,010,000	7,272,100
SBC Communications, Inc. 6.25% 3/15/11	1,170,000	1,280,757

	Principal Amount	Value (Note 1)
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	$ 1,965,000	$ 2,129,791
Telefonica Europe BV 7.75% 9/15/10	1,500,000	1,780,851
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	1,120,000	702,800
TELUS Corp. yankee 8% 6/1/11	3,000,000	3,507,861
Triton PCS, Inc.:
8.75% 11/15/11	525,000	513,188
9.375% 2/1/11	80,000	80,400
Verizon New York, Inc. 6.875% 4/1/12	2,000,000	2,213,014
		26,542,373
Wireless Telecommunication Services - 0.8%
American Tower Corp. 9.375% 2/1/09	1,620,000	1,717,200
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,500,000	1,735,719
8.75% 3/1/31	1,000,000	1,233,829
Crown Castle International Corp.:
7.5% 12/1/13 (f)	700,000	707,000
7.5% 12/1/13 (f)	810,000	818,100
9.375% 8/1/11	1,185,000	1,309,425
9.5% 8/1/11	205,000	223,450
10.75% 8/1/11	385,000	435,050
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,250,000	1,440,625
Dobson Communications Corp. 8.875% 10/1/13	820,000	836,400
Millicom International Cellular SA 10% 12/1/13 (f)	820,000	861,000
Nextel Communications, Inc.:
7.375% 8/1/15	4,500,000	4,815,000
9.375% 11/15/09	2,090,000	2,278,100
9.5% 2/1/11	595,000	675,325
Nextel Partners, Inc. 8.125% 7/1/11	1,560,000	1,653,600
Rogers Wireless, Inc. 9.625% 5/1/11	1,650,000	1,963,500
Western Wireless Corp. 9.25% 7/15/13	980,000	1,038,800
		23,742,123
TOTAL TELECOMMUNICATION SERVICES		50,284,496
UTILITIES - 2.0%
Electric Utilities - 0.8%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	645,000	612,750
CMS Energy Corp.:
7.5% 1/15/09	985,000	1,017,013
7.625% 11/15/04	1,640,000	1,689,200
7.75% 8/1/10 (f)	1,880,000	1,976,350
8.5% 4/15/11	815,000	875,106
8.9% 7/15/08	340,000	368,475
9.875% 10/15/07	1,930,000	2,139,888
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,573,035
DTE Energy Co. 7.05% 6/1/11	650,000	728,872
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Duke Capital Corp. 6.75% 2/15/32	$ 100,000	$ 100,984
FirstEnergy Corp. 6.45% 11/15/11	950,000	984,626
Illinois Power Co.:
7.5% 6/15/09	1,915,000	2,106,500
11.5% 12/15/10	1,340,000	1,621,400
Nevada Power Co.:
6.2% 4/15/04	175,000	176,094
10.875% 10/15/09	305,000	349,225
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	688,500
7.05% 3/1/24	340,000	341,700
10.375% 11/1/05 (f)(j)	2,300,000	2,323,000
PG&E Corp. 6.875% 7/15/08 (f)	515,000	557,488
Public Service Co. of Colorado 7.875% 10/1/12	1,080,000	1,310,794
Southern California Edison Co. 7.625% 1/15/10	1,472,000	1,705,901
		24,246,901
Gas Utilities - 0.4%
ANR Pipeline, Inc. 8.875% 3/15/10	450,000	505,688
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	1,006,029
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	850,000	960,500
10.125% 7/15/13 (f)	1,280,000	1,472,000
El Paso Energy Corp.:
6.95% 12/15/07	810,000	778,613
7.375% 12/15/12	284,000	260,925
Northwest Pipeline Corp.:
6.625% 12/1/07	485,000	489,850
8.125% 3/1/10	420,000	464,100
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,965,600
Sonat, Inc. 6.75% 10/1/07	285,000	267,900
Southern Natural Gas Co. 8.875% 3/15/10	530,000	595,588
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	650,000	656,500
6.25% 1/15/08	1,335,000	1,371,713
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	271,625
		11,066,631
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	53,000	56,710
8.75% 5/15/13 (f)	2,410,000	2,693,175
8.875% 2/15/11	308,000	336,105
9.375% 9/15/10	1,024,000	1,136,640
9.5% 6/1/09	2,092,000	2,322,120

	Principal Amount	Value (Note 1)
Calpine Corp.:
6.9% 7/15/07 (f)(j)	$ 2,443,875	$ 2,382,778
8.5% 7/15/10 (f)	175,000	169,750
Duke Energy Corp. 4.2% 10/1/08	3,175,000	3,189,053
El Paso Corp. 7.875% 6/15/12	1,685,000	1,592,325
NRG Energy, Inc. 8% 12/15/13 (f)	1,510,000	1,585,500
Reliant Resources, Inc. 9.25% 7/15/10 (f)	1,035,000	1,084,163
Western Resources, Inc.:
7.125% 8/1/09	315,000	339,806
9.75% 5/1/07	1,125,000	1,276,875
Williams Companies, Inc.:
6.5% 8/1/06	905,000	936,675
6.75% 1/15/06	1,125,000	1,158,750
7.125% 9/1/11	1,935,000	2,046,263
7.5% 1/15/31	635,000	642,938
7.625% 7/15/19	1,000,000	1,050,000
8.625% 6/1/10	1,030,000	1,153,600
		25,153,226
TOTAL UTILITIES		60,466,758
TOTAL NONCONVERTIBLE BONDS		442,213,550
TOTAL CORPORATE BONDS (Cost $411,784,933)		455,888,265
U.S. Government and Government Agency Obligations - 5.3%

U.S. Government Agency Obligations - 1.2%
Fannie Mae:
5.5% 3/15/11	1,505,000	1,623,006
6% 5/15/11	1,230,000	1,363,258
6.25% 2/1/11	4,285,000	4,736,870
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,202,742
Federal Home Loan Bank:
3.625% 11/14/08	2,610,000	2,624,997
5.8% 9/2/08	1,300,000	1,431,607
Freddie Mac:
3.625% 9/15/08	1,361,000	1,370,006
4% 6/12/13	11,318,000	10,564,583
5.875% 3/21/11	7,760,000	8,411,235
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,054,263
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		37,382,567
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	8,058,480	8,000,556
U.S. Treasury Obligations - 3.8%
U.S. Treasury Bills, yield at date of purchase 0.91% to 0.93% 2/19/04 to 3/11/04 (i)	7,100,000	7,089,706
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds 6.25% 5/15/30	$ 17,515,000	$ 20,212,030
U.S. Treasury Notes:
1.875% 11/30/05	5,335,000	5,345,003
3.25% 8/15/07	12,320,000	12,566,880
4.375% 5/15/07	4,125,000	4,368,148
4.875% 2/15/12	40,000,000	42,362,480
6.5% 2/15/10	20,545,000	23,873,927
TOTAL U.S. TREASURY OBLIGATIONS		115,818,174
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $159,175,717)		161,201,297
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 7.4%
4% 1/1/19 (g)	10,000,000	9,740,625
4% 1/1/19 (g)	20,000,000	19,481,250
4.5% 8/1/33 to 9/1/33	9,939,635	9,516,195
5% 2/1/18	19,620,369	20,035,408
5.5% 11/1/16 to 12/1/33	22,373,036	22,733,903
5.5% 1/1/34 (g)	32,357,646	32,772,228
6% 6/1/13 to 7/1/33	35,404,829	37,054,413
6.5% 11/1/09 to 9/1/32	45,081,860	47,452,871
6.5% 1/1/19 (g)(h)	4,724,490	5,007,959
6.5% 1/1/34 (g)	3,865,252	4,041,604
6.5% 1/1/34 (g)	774,951	810,308
7% 8/1/13 to 8/1/32	12,267,995	13,018,121
7.5% 7/1/16 to 11/1/31	4,393,732	4,700,735
8% 1/1/30 to 6/1/30	540,221	584,066
TOTAL FANNIE MAE		226,949,686
Freddie Mac - 0.7%
5% 1/1/34 (g)	20,000,000	19,750,000
7.5% 5/1/17 to 11/1/31	1,490,234	1,602,487
8% 7/1/17 to 5/1/27	108,061	117,560
TOTAL FREDDIE MAC		21,470,047
Government National Mortgage Association - 0.7%
6% 12/15/08 to 6/15/09	788,354	833,522
6.5% 6/15/08 to 8/15/27	9,548,668	10,132,346
7% 7/15/28 to 7/15/32	6,013,597	6,414,562
7.5% 9/15/22 to 8/15/28	3,249,630	3,497,412

	Principal Amount	Value (Note 1)
8% 5/15/25 to 1/15/31	$ 1,124,993	$ 1,223,938
8.5% 12/15/16 to 12/15/30	541,868	589,496
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		22,691,276
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $265,147,327)		271,111,009
Asset-Backed Securities - 0.4%

Capital One Master Trust Series 2001-7A Class A, 3.85% 8/15/07	810,000	825,615
Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.9625% 7/15/11 (j)	780,000	780,368
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (j)	1,750,000	1,770,520
Discover Card Master Trust I Series 2003-4 Class B1, 1.47% 5/16/11 (j)	1,015,000	1,015,000
Ford Credit Auto Owner Trust Series 2001-B Class B, 5.71% 9/15/05	1,055,000	1,075,216
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	5,000,000	5,374,119
TOTAL ASSET-BACKED SECURITIES (Cost $10,420,787)		10,840,838
Collateralized Mortgage Obligations - 0.2%

U.S. Government Agency - 0.2%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,500,264
Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,741,335
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,382,347)		6,241,599
Commercial Mortgage Securities - 1.3%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.2355% 8/1/24 (f)(j)	923,619	785,076
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,261,692	2,444,532
Class B, 7.48% 2/1/08	2,320,000	2,580,856
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	615,380
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	$ 4,260,000	$ 4,430,400
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,850,428
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,535,252
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,412,752
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9822% 4/29/39 (f)(j)	1,600,000	1,298,000
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(j)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(j)	1,300,000	887,120
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	1,205,000	1,225,697
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	972,029
Class C, 4.13% 11/20/37 (f)	1,050,000	931,055
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,568,952	1,576,797
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,620,372
Series 1:
Class D2, 6.992% 11/15/07 (f)	4,120,000	4,536,361
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,672,913
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,523,172)		38,375,020
Municipal Securities - 0.1%

Illinois Gen. Oblig. 5.1% 6/1/33	1,445,000	1,328,634
Oregon Gen. Oblig. 5.892% 6/1/27	355,000	369,395
TOTAL MUNICIPAL SECURITIES (Cost $1,800,000)		1,698,029
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	1,630,000	1,843,481
7.125% 1/11/12	1,590,000	1,818,563
State of Israel 4.625% 6/15/13	230,000	219,938
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,460,099)		3,881,982
Floating Rate Loans - 0.3%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (j)	$ 1,250,000	$ 1,162,500
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (j)	2,260,000	2,152,650
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (j)	2,800,000	2,936,500
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. term loan 5.2643% 4/30/08 (j)	4,000,000	4,030,000
TOTAL FLOATING RATE LOANS (Cost $9,692,044)		10,281,650
Fixed-Income Funds - 0.8%
	Shares
Fidelity Ultra-Short Central Fund (Cost $25,999,998)	261,254	26,013,061
Money Market Funds - 22.2%

Fidelity Cash Central Fund, 1.07% (b)	556,208,311	556,208,311
Fidelity Money Market Central Fund, 1.17% (b)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $680,068,473)		680,068,473
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $2,921,558,991)		3,139,845,491
NET OTHER ASSETS - (2.4)%		(73,465,564)
NET ASSETS - 100%		$ 3,066,379,927
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
414 S&P 500 Index Contracts	March 2004	$ 114,947,100	$ 2,781,666

The face value of futures purchased as a percentage of net assets - 3.7%
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 3,900,000	$ 16,968
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	8,085,000	76,356
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	6,850,000	76,694
TOTAL INTEREST RATE SWAP		18,835,000	170,018
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	2,500,000	277
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	2,500,000	28,859
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	2,500,000	4,488

	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)

Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America

	April 2004	$ 2,500,000	$ 42,490
TOTAL TOTAL RETURN SWAP		10,000,000	76,114
		$ 28,835,000	$ 246,132
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $116,407,186 or 3.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,089,706.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,073 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fountain View, Inc.	8/19/03	$ 11
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	14.2%
AAA,AA,A	3.3%
BBB	4.2%
BB	3.0%
B	5.3%
CCC,CC,C	1.6%
Not Rated	0.2%
D	0.0%
Equities	51.7%
Short-Term Investments and Net Other Assets	16.5%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable. This information is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $10,281,650 or 0.3% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $2,019,976,683 and $2,525,022,108, respectively, of which long-term U.S. government and government agency obligations aggregated $1,009,268,455 and $1,082,048,793, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79,980 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $242,725,000 of which $168,073,000, $33,903,000 and $40,749,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $2,921,558,991) - See accompanying schedule		$ 3,139,845,491
Commitment to sell securities on a delayed delivery basis	(3,121,309)
Receivable for securities sold on a delayed delivery basis	3,122,689	1,380
Receivable for investments sold, regular delivery		8,810,268
Cash		82,711
Receivable for fund shares sold		722,464
Dividends receivable		2,204,403
Interest receivable		12,881,406
Receivable for daily variation on futures contracts		300,559
Unrealized gain on swap agreements		246,132
Prepaid expenses		17,558
Other receivables		60,276
Total assets		3,165,172,648

Liabilities
Payable for investments purchased Regular delivery	$ 1,934,481
Delayed delivery	91,482,361
Payable for fund shares redeemed	3,648,963
Accrued management fee	1,331,042
Distribution fees payable	7,113
Other affiliated payables	218,818
Other payables and accrued expenses	169,943
Total liabilities		98,792,721

Net Assets		$ 3,066,379,927
Net Assets consist of:
Paid in capital		$ 3,018,937,975
Undistributed net investment income		85,502,782
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(259,373,727)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		221,312,897
Net Assets		$ 3,066,379,927
Initial Class: Net Asset Value, offering price and redemption price per share ($3,011,836,825 ÷ 208,345,158 shares)		$ 14.46

Service Class: Net Asset Value, offering price and redemption price per share ($32,086,830 ÷ 2,233,168 shares)		$ 14.37

Service Class 2: Net Asset Value, offering price and redemption price per share ($22,456,272 ÷ 1,573,209 shares)		$ 14.27

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 24,766,607
Interest		71,323,097
Security lending		10,003
Total income		96,099,707

Expenses
Management fee	$ 15,358,806
Transfer agent fees	1,981,122
Distribution fees	74,720
Accounting and security lending fees	583,276
Non-interested trustees' compensation	14,242
Appreciation in deferred trustee compensation account	100
Custodian fees and expenses	88,962
Audit	65,402
Legal	14,858
Miscellaneous	197,409
Total expenses before reductions	18,378,897
Expense reductions	(455,811)	17,923,086
Net investment income (loss)		78,176,621
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(57,534,184)
Foreign currency transactions	(120)
Futures contracts	16,607,360
Swap agreements	212,634
Total net realized gain (loss)		(40,714,310)
Change in net unrealized appreciation (depreciation) on: Investment securities	437,746,544
Assets and liabilities in foreign currencies	92
Futures contracts	3,449,864
Swap agreements	246,132
Delayed delivery commitments	1,380
Total change in net unrealized appreciation (depreciation)		441,444,012
Net gain (loss)		400,729,702
Net increase (decrease) in net assets resulting from operations		$ 478,906,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,176,621	$ 109,768,266
Net realized gain (loss)	(40,714,310)	(46,561,077)
Change in net unrealized appreciation (depreciation)	441,444,012	(377,907,555)
Net increase (decrease) in net assets resulting from operations	478,906,323	(314,700,366)
Distributions to shareholders from net investment income	(104,597,799)	(130,190,101)
Share transactions - net increase (decrease)	(134,932,020)	(319,152,869)
Total increase (decrease) in net assets	239,376,504	(764,043,336)

Net Assets
Beginning of period	2,827,003,423	3,591,046,759
End of period (including undistributed net investment income of $85,502,782 and undistributed net investment income of $119,686,292, respectively)	$ 3,066,379,927	$ 2,827,003,423
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	11,779,012	428,403	476,542
Reinvested	8,641,306	77,907	49,303
Redeemed	(30,580,450)	(301,785)	(252,268)
Net increase (decrease)	(10,160,132)	204,525	273,577

Dollars Sold	$ 156,744,839	$ 5,650,188	$ 6,262,526
Reinvested	103,090,780	924,752	582,265
Redeemed	(400,951,959)	(3,964,032)	(3,271,379)
Net increase (decrease)	$ (141,116,340)	$ 2,610,908	$ 3,573,412

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 103,090,780	$ 924,754	$ 582,265
From net realized gain	-	-	-
Total	$ 103,090,780	$ 924,754	$ 582,265
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.36	.46	.51	.62	.59
Net realized and unrealized gain (loss)	1.83	(1.69)	(1.13)	(1.30)	1.28
Total from investment operations	2.19	(1.23)	(.62)	(.68)	1.87
Distributions from net investment income	(.48)	(.53)	(.64)	(.60)	(.60)
Distributions from net realized gain	-	-	(.24)	(1.38)	(.76)
Total distributions	(.48)	(.53)	(.88)	(1.98)	(1.36)
Net asset value, end of period	$ 14.46	$ 12.75	$ 14.51	$ 16.01	$ 18.67
Total Return A,B	17.97%	(8.73)%	(4.15)%	(3.87)%	11.09%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.63%	.64%	.61%	.63%
Expenses net of voluntary waivers, if any	.63%	.63%	.64%	.61%	.63%
Expenses net of all reductions	.62%	.61%	.63%	.61%	.62%
Net investment income (loss)	2.71%	3.49%	3.53%	3.73%	3.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,011,837	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926
Portfolio turnover rate	82%	140%	108%	76%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.34	.44	.49	.60	.56
Net realized and unrealized gain (loss)	1.83	(1.68)	(1.12)	(1.31)	1.29
Total from investment operations	2.17	(1.24)	(.63)	(.71)	1.85
Distributions from net investment income	(.46)	(.51)	(.63)	(.59)	(.60)
Distributions from net realized gain	-	-	(.24)	(1.38)	(.76)
Total distributions	(.46)	(.51)	(.87)	(1.97)	(1.36)
Net asset value, end of period	$ 14.37	$ 12.66	$ 14.41	$ 15.91	$ 18.59
Total Return A,B	17.91%	(8.85) %	(4.24) %	(4.06) %	11.01%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.74%	.72%	.74%
Expenses net of voluntary waivers, if any	.74%	.74%	.74%	.72%	.74%
Expenses net of all reductions	.73%	.72%	.73%	.71%	.73%
Net investment income (loss)	2.59%	3.38%	3.43%	3.62%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,087	$ 25,692	$ 31,324	$ 30,583	$ 23,677
Portfolio turnover rate	82%	140%	108%	76%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.32	.41	.46	.53
Net realized and unrealized gain (loss)	1.81	(1.67)	(1.11)	(.84)
Total from investment operations	2.13	(1.26)	(.65)	(.31)
Distributions from net investment income	(.45)	(.51)	(.64)	(.59)
Distributions from net realized gain	-	-	(.24)	(1.38)
Total distributions	(.45)	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 14.27	$ 12.59	$ 14.36	$ 15.89
Total Return B,C,D	17.66%	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91%	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.91%	.90%	.90%	.88% A
Expenses net of all reductions	.89%	.88%	.89%	.88% A
Net investment income (loss)	2.43%	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,456	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	82%	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 280,865,463	|
Unrealized depreciation	(71,073,919)
Net unrealized appreciation (depreciation)	209,791,544
Undistributed ordinary income	80,375,337
Capital loss carryforward	(242,724,926)

Cost for federal income tax purposes	$ 2,930,053,947

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 104,597,799	$ 130,190,101

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Asset Manager Portfolio

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .53% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 28,258	|
Service Class 2	46,462
	$ 74,720

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,941,398	|
Service Class	22,670
Service Class 2	17,054
	$ 1,981,122

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,071,717 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Asset Manager Portfolio

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $449,892 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $5,919.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments,
82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (55)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard C. Habermann (63)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsbilites, Mr. Habermann managed a variety of Fidelity funds.

Federick D. Hoff, Jr. (39)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager. Mr. Hoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff worked as a portfolio manager.

Charles A. Mangum (39)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsbilites, Mr. Mangum managed a variety of Fidelity funds.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsbilites, Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (54)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager. Mr. Todd also serves as VicePresident of other funds advised by FMR. Prior to assuming his current responsbilites, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Asset Manager. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Asset Manager. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1989 Assistant Treasurer of VIP Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Asset Manager Portfolio

Distributions

A total of 8.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	21%
Service Class	22%
Service Class 2	23%

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Asset Manager Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0204
1.540206.106

Fidelity® Variable Insurance Products:

Asset Manager: Growth® Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity VIP: Asset Mgr: Growth - Initial Class	23.34%	-0.54%	8.67%
Fidelity VIP: Asset Mgr: Growth - Service Class B	23.15%	-0.65%	8.56%
Fidelity VIP: Asset Mgr: Growth - Service Class 2 C	23.03%	-0.78%	8.48%

A From January 3, 1995

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Initial Class on January 3, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of Fidelity® Variable Insurance Products: Asset Manager: Growth Portfolio

Equity markets snapped a three-year losing streak in 2003, rebounding amid historically low interest rates, improved corporate profits and a resurgent economy. Investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick end to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets, as did an astonishing 8.2% surge in third-quarter GDP growth. As a result of 2003's economic upturn, stocks soared: The Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Meanwhile, despite modestly higher interest rates, investment-grade bonds were up 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which returned only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes rose 3.07% and 2.59%, respectively.

During the past year, the fund easily outpaced both the Fidelity Asset Manager: Growth Composite Index, which rose 20.80%, and the LipperSM Variable Annuity Flexible Portfolio Funds Average, which returned 18.05%. Our asset allocation decisions largely drove the fund's results. After underweighting equities early in 2003 as they retreated, we shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Having increased our emphasis on high-yield securities during the fall of 2002 further boosted returns as that market rebounded sharply in 2003. The fund's above-average weighting in cash, however, detracted a bit. Despite gaining more than 26%, the fund's equities trailed the S&P 500® mainly due to overweighting lagging health care stocks, including drug distributor Cardinal Health and major drug makers such as Merck. Shying away from top-performing tech stocks such as Intel also hurt. Conversely, our aggressive positioning in financials contributed, led by sizable positions in such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. Avoiding poor-performing stable-growth consumer staples such as Wal-Mart, a big holding of the S&P®, also contributed to the fund's performance relative to the composite index. In fixed-income, the fund benefited mainly from a focus on beaten-down corporate bonds that staged big recoveries, with its high-yield and investment-grade holdings soundly beating the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Cardinal Health, Inc.	4.1
American International Group, Inc.	3.9
Clear Channel Communications, Inc.	3.7
Johnson & Johnson	2.9
Citigroup, Inc.	2.9
17.5
Top Five Market Sectors as of December 31, 2003
(stocks only)	% of fund's net assets
Financials	16.0
Health Care	13.8
Consumer Discretionary	8.7
Information Technology	6.9
Consumer Staples	6.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	70.9%
Bonds	19.6%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments	3.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 66.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.	25,300	$ 628,199
Media - 5.3%
Clear Channel Communications, Inc.	277,200	12,981,276
McGraw-Hill Companies, Inc.	7,600	531,392
Time Warner, Inc. (a)	283,000	5,091,170
		18,603,838
Multiline Retail - 0.2%
Barneys, Inc. warrants 4/1/08 (a)	170	3,400
Kohl's Corp. (a)	16,400	737,016
		740,416
Specialty Retail - 2.9%
Home Depot, Inc.	264,000	9,369,360
Limited Brands, Inc.	19,500	351,585
Office Depot, Inc. (a)	5,400	90,234
Staples, Inc. (a)	13,800	376,740
		10,187,919
Textiles Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	3,300	225,918
TOTAL CONSUMER DISCRETIONARY		30,386,290
CONSUMER STAPLES - 6.3%
Beverages - 1.7%
PepsiCo, Inc.	58,600	2,731,932
The Coca-Cola Co.	63,700	3,232,775
		5,964,707
Food & Staples Retailing - 1.8%
CVS Corp.	118,300	4,272,996
Safeway, Inc. (a)	90,200	1,976,282
		6,249,278
Food Products - 0.5%
Kraft Foods, Inc. Class A	10,500	338,310
Unilever NV (NY Shares)	23,900	1,551,110
		1,889,420
Household Products - 0.6%
Colgate-Palmolive Co.	4,100	205,205
Procter & Gamble Co.	17,100	1,707,948
		1,913,153
Personal Products - 0.8%
Alberto-Culver Co. Class B	44,900	2,832,292
Tobacco - 0.9%
Altria Group, Inc.	60,000	3,265,200
TOTAL CONSUMER STAPLES		22,114,050
ENERGY - 4.6%
Energy Equipment & Services - 2.3%
BJ Services Co. (a)	13,600	488,240
Cooper Cameron Corp. (a)	6,700	312,220

	Shares	Value (Note 1)
Diamond Offshore Drilling, Inc.	67,100	$ 1,376,221
ENSCO International, Inc.	49,200	1,336,764
GlobalSantaFe Corp.	70,100	1,740,583
Grant Prideco, Inc. (a)	10,700	139,314
Nabors Industries Ltd. (a)	12,100	502,150
Rowan Companies, Inc. (a)	13,000	301,210
Transocean, Inc. (a)	75,100	1,803,151
		7,999,853
Oil & Gas - 2.3%
ChevronTexaco Corp.	34,300	2,963,177
ConocoPhillips	60,523	3,968,493
Exxon Mobil Corp.	22,800	934,800
		7,866,470
TOTAL ENERGY		15,866,323
FINANCIALS - 16.0%
Capital Markets - 2.2%
Merrill Lynch & Co., Inc.	38,400	2,252,160
Morgan Stanley	93,500	5,410,845
		7,663,005
Commercial Banks - 1.8%
Bank of America Corp.	31,100	2,501,373
Bank One Corp.	51,200	2,334,208
Synovus Financial Corp.	22,800	659,376
Wachovia Corp.	15,337	714,551
		6,209,508
Diversified Financial Services - 2.9%
Citigroup, Inc.	203,600	9,882,744
Insurance - 6.3%
AFLAC, Inc.	36,200	1,309,716
Allmerica Financial Corp. (a)	31,800	978,486
AMBAC Financial Group, Inc.	13,000	902,070
American International Group, Inc.	207,000	13,719,960
China Life Insurance Co. Ltd. ADR (a)	1,000	32,970
Hartford Financial Services Group, Inc.	37,100	2,190,013
MBIA, Inc.	12,000	710,760
MetLife, Inc.	36,900	1,242,423
PartnerRe Ltd.	5,500	319,275
St. Paul Companies, Inc.	6,900	273,585
Travelers Property Casualty Corp. Class B	20,140	341,776
		22,021,034
Thrifts & Mortgage Finance - 2.8%
Fannie Mae	113,600	8,526,816
MGIC Investment Corp.	19,400	1,104,636
New York Community Bancorp, Inc.	5,500	209,275
		9,840,727
TOTAL FINANCIALS		55,617,018
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 13.8%
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	115,600	$ 3,528,112
Health Care Providers & Services - 4.4%
Cardinal Health, Inc.	237,850	14,546,895
Fountain View, Inc. (k)	224	3,754
Medco Health Solutions, Inc. (a)	19,259	654,613
UnitedHealth Group, Inc.	5,300	308,354
		15,513,616
Pharmaceuticals - 8.4%
Johnson & Johnson	196,100	10,130,526
Merck & Co., Inc.	198,600	9,175,320
Pfizer, Inc.	102,500	3,621,325
Recordati Spa	5,813	112,790
Schering-Plough Corp.	82,753	1,439,075
Wyeth	112,100	4,758,645
		29,237,681
TOTAL HEALTH CARE		48,279,409
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.4%
United Technologies Corp.	12,800	1,213,056
Commercial Services & Supplies - 0.3%
Aramark Corp. Class B	9,900	271,458
ChoicePoint, Inc. (a)	19,800	754,182
		1,025,640
Industrial Conglomerates - 3.0%
General Electric Co.	237,480	7,357,130
Tyco International Ltd.	122,700	3,251,550
		10,608,680
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	22,300	1,513,724
Road & Rail - 0.2%
CSX Corp.	11,200	402,528
Union Pacific Corp.	2,900	201,492
		604,020
TOTAL INDUSTRIALS		14,965,120
INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	23,086	560,759
Comverse Technology, Inc. (a)	48,500	853,115
Motorola, Inc.	88,120	1,239,848
		2,653,722
Computers & Peripherals - 1.3%
Dell, Inc. (a)	44,200	1,501,032
Hewlett-Packard Co.	108,300	2,487,651
Sun Microsystems, Inc. (a)	133,700	600,313
		4,588,996

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Celestica, Inc. (sub. vtg.) (a)	21,800	$ 328,714
Flextronics International Ltd. (a)	34,300	509,012
Jabil Circuit, Inc. (a)	16,600	469,780
Sanmina-SCI Corp. (a)	36,400	459,004
Solectron Corp. (a)	126,900	749,979
Thermo Electron Corp. (a)	10,700	269,640
		2,786,129
IT Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	11,000	599,060
First Data Corp.	36,700	1,508,003
		2,107,063
Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	14,000	450,800
KLA-Tencor Corp. (a)	2,200	129,074
Lam Research Corp. (a)	5,100	164,730
Linear Technology Corp.	3,100	130,417
Micron Technology, Inc. (a)	10,000	134,700
Novellus Systems, Inc. (a)	2,300	96,715
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	38,484	394,076
United Microelectronics Corp. sponsored ADR (a)	76,809	380,205
Xilinx, Inc. (a)	2,100	81,354
		1,962,071
Software - 2.8%
Microsoft Corp.	330,300	9,096,462
VERITAS Software Corp. (a)	21,300	791,508
		9,887,970
TOTAL INFORMATION TECHNOLOGY		23,985,951
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	19,900	827,243
Metals & Mining - 0.3%
Alcan, Inc.	16,500	770,432
Alcoa, Inc.	6,100	231,800
		1,002,232
Paper & Forest Products - 0.1%
Bowater, Inc.	4,100	189,871
International Paper Co.	3,200	137,952
		327,823
TOTAL MATERIALS		2,157,298
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.8%
BellSouth Corp.	61,800	1,748,940
Ono Finance PLC rights 5/31/09 (a)(f)	310	3
Qwest Communications International, Inc. (a)	369,200	1,594,944
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	221,000	$ 5,761,470
Verizon Communications, Inc.	113,800	3,992,104
		13,097,461
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	37,700	1,057,862
TOTAL TELECOMMUNICATION SERVICES		14,155,323
UTILITIES - 0.7%
Electric Utilities - 0.7%
Allegheny Energy, Inc. (a)	15,400	196,504
FirstEnergy Corp.	26,900	946,880
PG&E Corp. (a)	24,600	683,142
TXU Corp.	11,100	263,292
Wisconsin Energy Corp.	8,200	274,290
		2,364,108
Gas Utilities - 0.0%
NiSource, Inc.	10,200	223,788
TOTAL UTILITIES		2,587,896
TOTAL COMMON STOCKS (Cost $208,536,437)		230,114,678
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	1,300	53,300
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875% (a)	60	59,973
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	11	88
TOTAL NONCONVERTIBLE PREFERRED STOCKS		60,061
TOTAL PREFERRED STOCKS (Cost $97,969)		113,361
Corporate Bonds - 14.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 180,000	277,238
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	205,000	217,044
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.3%
Tyco International Group SA 3.125% 1/15/23	720,000	982,800
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	258,448
CIENA Corp. 3.75% 2/1/08	430,000	392,375
		650,823
TOTAL CONVERTIBLE BONDS		2,127,905
Nonconvertible Bonds - 13.5%
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	50,000	55,839
Dana Corp.:
9% 8/15/11	95,000	112,338
10.125% 3/15/10	190,000	219,450
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	40,000	43,200
Lear Corp. 8.11% 5/15/09	40,000	46,300
Stoneridge, Inc. 11.5% 5/1/12	10,000	11,750
United Components, Inc. 9.375% 6/15/13	50,000	54,500
		543,377
Automobiles - 0.1%
Case New Holland, Inc. 9.25% 8/1/11 (f)	190,000	212,800
General Motors Corp.:
7.2% 1/15/11	125,000	137,436
8.25% 7/15/23	20,000	22,708
8.375% 7/15/33	25,000	29,020
		401,964
Hotels, Restaurants & Leisure - 1.0%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	75,000	67,688
10.5% 7/15/11	215,000	217,150
Domino's, Inc. 8.25% 7/1/11 (f)	70,000	75,600
Florida Panthers Holdings, Inc. 9.875% 4/15/09	250,000	266,250
Gaylord Entertainment Co. 8% 11/15/13 (f)	60,000	63,000
Herbst Gaming, Inc. 10.75% 9/1/08	60,000	67,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Host Marriott LP 7.125% 11/1/13 (f)	$ 250,000	$ 256,250
Intrawest Corp. 7.5% 10/15/13 (f)	70,000	71,400
Mandalay Resort Group 6.5% 7/31/09	180,000	186,300
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	40,000	37,600
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	190,000	188,575
Premier Parks, Inc. 9.75% 6/15/07	108,000	113,508
Six Flags, Inc.:
8.875% 2/1/10	75,000	76,969
9.625% 6/1/14 (f)	240,000	250,800
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	265,000	284,875
Station Casinos, Inc. 8.375% 2/15/08	205,000	219,863
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	250,000	272,500
Tricon Global Restaurants, Inc. 8.875% 4/15/11	200,000	242,000
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	60,000	63,450
Wheeling Island Gaming, Inc. 10.125% 12/15/09	90,000	96,750
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	342,200
		3,460,228
Household Durables - 0.1%
KB Home 8.625% 12/15/08	180,000	199,800
Simmons Co. 7.875% 1/15/14 (f)	40,000	40,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	133,800
Telex Communications, Inc. 11.5% 10/15/08 (f)	60,000	63,600
WCI Communities, Inc. 7.875% 10/1/13 (f)	60,000	63,300
		500,700
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	175,000	200,375
Media - 1.6%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	70,000	75,775
AMC Entertainment, Inc. 9.5% 2/1/11	195,000	203,775
American Media Operations, Inc. 10.25% 5/1/09	20,000	21,250
AOL Time Warner, Inc. 7.625% 4/15/31	50,000	57,688
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	110,000	130,956

	Principal Amount	Value (Note 1)
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	$ 180,000	$ 120,600
8.625% 4/1/09	335,000	288,100
10% 4/1/09	585,000	520,650
Clear Channel Communications, Inc. 7.65% 9/15/10	50,000	58,527
Comcast Corp. 7.05% 3/15/33	30,000	32,634
Corus Entertainment, Inc. 8.75% 3/1/12	260,000	286,000
Cox Communications, Inc. 7.125% 10/1/12	40,000	46,137
CSC Holdings, Inc.:
7.625% 4/1/11	465,000	483,600
7.625% 7/15/18	90,000	93,150
7.875% 2/15/18	35,000	36,925
9.875% 2/15/13	100,000	104,000
EchoStar DBS Corp.:
9.125% 1/15/09	259,000	290,080
10.375% 10/1/07	175,000	191,844
Entravision Communications Corp. 8.125% 3/15/09	275,000	293,563
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	150,000	97,875
News America Holdings, Inc. 7.75% 12/1/45	50,000	59,117
Nextmedia Operating, Inc. 10.75% 7/1/11	100,000	113,750
PEI Holdings, Inc. 11% 3/15/10	165,000	191,400
PRIMEDIA, Inc. 7.625% 4/1/08	640,000	641,600
Radio One, Inc. 8.875% 7/1/11	335,000	368,500
Telewest PLC 11% 10/1/07 (c)	425,000	267,750
Videotron LTEE 6.875% 1/15/14 (f)	50,000	51,500
Vivendi Universal SA:
6.25% 7/15/08 (f)	90,000	94,950
9.25% 4/15/10	370,000	438,450
		5,660,146
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	170,000	163,200
Specialty Retail - 0.2%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	165,000	165,825
9% 6/15/12	20,000	21,200
Boise Cascade Corp.:
6.5% 11/1/10	100,000	104,000
7% 11/1/13	100,000	104,500
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	40,000	40,900
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	74,725
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	30,000	31,950
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	90,000	95,400
		638,500
TOTAL CONSUMER DISCRETIONARY		11,568,490
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Miller Brewing Co. 5.5% 8/15/13 (f)	$ 45,000	$ 45,974
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	72,746
Neighborcare, Inc. 6.875% 11/15/13 (f)	130,000	132,600
Rite Aid Corp. 6.875% 8/15/13	70,000	66,500
		271,846
Food Products - 0.4%
Central Garden & Pet Co. 9.125% 2/1/13	50,000	55,375
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	144,950
Corn Products International, Inc.:
8.25% 7/15/07	235,000	258,500
8.45% 8/15/09	50,000	55,875
Dean Foods Co.:
6.9% 10/15/17	40,000	40,800
8.15% 8/1/07	231,000	254,100
Doane Pet Care Co.:
9.75% 5/15/07	190,000	171,000
10.75% 3/1/10	180,000	187,200
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	30,000	32,700
Land O'Lakes, Inc.:
8.75% 11/15/11	65,000	55,250
9% 12/15/10 (f)	130,000	130,000
Michael Foods, Inc. 8% 11/15/13 (f)	40,000	41,800
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	50,000	51,750
		1,479,300
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	120,000	91,800
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	275,000	276,375
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	30,000	32,004
TOTAL CONSUMER STAPLES		2,197,299
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
Grant Prideco, Inc.:
9% 12/15/09	50,000	54,875
9.625% 12/1/07	110,000	122,650
Hanover Compressor Co. 8.625% 12/15/10	40,000	41,700
Key Energy Services, Inc. 8.375% 3/1/08	100,000	107,250
Kinder Morgan, Inc. 6.5% 9/1/12	25,000	27,587

	Principal Amount	Value (Note 1)
Seabulk International, Inc. 9.5% 8/15/13	$ 105,000	$ 109,200
SESI LLC 8.875% 5/15/11	30,000	32,250
		495,512
Oil & Gas - 0.8%
Chesapeake Energy Corp. 8.125% 4/1/11	75,000	83,625
Forest Oil Corp. 8% 12/15/11	120,000	129,000
General Maritime Corp. 10% 3/15/13	220,000	248,600
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	41,000	50,840
Petro-Canada yankee 7% 11/15/28	50,000	55,427
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	225,000	246,938
Range Resources Corp. 7.375% 7/15/13	135,000	135,000
Teekay Shipping Corp. 8.875% 7/15/11	505,000	573,175
The Coastal Corp.:
6.375% 2/1/09	65,000	58,013
6.5% 5/15/06	147,000	140,753
6.5% 6/1/08	315,000	286,256
7.5% 8/15/06	530,000	514,763
7.75% 6/15/10	230,000	217,063
9.625% 5/15/12	55,000	54,450
Vintage Petroleum, Inc. 8.25% 5/1/12	90,000	97,650
		2,891,553
TOTAL ENERGY		3,387,065
FINANCIALS - 2.1%
Capital Markets - 0.1%
Amvescap PLC 5.9% 1/15/07	25,000	27,017
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	22,260
Equinox Holdings Ltd. 9% 12/15/09 (f)	30,000	30,900
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	139,691
J.P. Morgan Chase & Co. 5.35% 3/1/07	30,000	32,109
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	102,425
Morgan Stanley:
5.3% 3/1/13	25,000	25,538
6.6% 4/1/12	40,000	44,674
		424,614
Commercial Banks - 0.1%
Bank of America Corp. 6.25% 4/15/12	70,000	77,166
Bank One NA, Chicago 3.7% 1/15/08	50,000	50,587
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Chase Manhattan Corp. New 6.375% 4/1/08	$ 20,000	$ 22,039
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,078
		193,870
Consumer Finance - 0.1%
American General Finance Corp. 5.875% 7/14/06	95,000	102,517
Capital One Bank 4.875% 5/15/08	50,000	51,458
Ford Motor Credit Co.:
7.375% 10/28/09	5,000	5,491
7.375% 2/1/11	100,000	108,994
Household Finance Corp.:
6.375% 10/15/11	15,000	16,518
6.375% 11/27/12	50,000	54,853
7% 5/15/12	5,000	5,702
Household International, Inc. 8.875% 2/15/08	25,000	28,094
MBNA America Bank NA 6.625% 6/15/12	30,000	33,084
MBNA Corp. 7.5% 3/15/12	45,000	52,282
		458,993
Diversified Financial Services - 1.6%
Ahold Finance USA, Inc. 8.25% 7/15/10	290,000	309,938
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	170,000	153,850
6.977% 11/23/22	16,088	14,560
7.377% 5/23/19	158,576	112,589
7.379% 5/23/16	37,296	26,480
7.8% 4/1/08	70,000	64,750
8.608% 10/1/12	120,000	109,800
10.18% 1/2/13	65,000	50,700
Arch Western Finance LLC 6.75% 7/1/13 (f)	165,000	168,300
ASIF Global Financing XVIII 3.85% 11/26/07 (f)	5,000	5,082
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	174,423	148,259
6.9% 1/2/17	152,150	126,285
7.373% 12/15/15	179,488	154,360
7.568% 12/1/06	60,000	49,800
7.73% 9/15/12	25,742	21,623
8.312% 10/2/12	131,338	112,951
8.388% 5/1/22	44,174	36,443
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13 (f)	80,000	84,400
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	30,000	27,600

	Principal Amount	Value (Note 1)
7.57% 11/18/10	$ 20,000	$ 20,719
7.711% 9/18/11	15,000	12,975
7.779% 11/18/05	70,000	65,100
7.779% 1/2/12	106,019	90,646
7.92% 5/18/12	275,000	248,993
10.06% 1/2/16	80,000	63,200
Deutsche Telekom International Finance BV:
5.25% 7/22/13	20,000	20,204
8.75% 6/15/30	75,000	95,807
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	60,000	66,900
9.875% 8/15/13 (f)	70,000	80,850
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	154,000	173,250
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	32,325
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	30,000	30,300
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	170,000	189,975
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(j)	100,000	103,000
11% 7/15/10 (f)	80,000	87,800
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	30,000	31,350
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	130,000	137,800
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	50,000	51,500
Nexstar Finance, Inc. 7% 1/15/14 (f)	60,000	60,300
NiSource Finance Corp. 7.875% 11/15/10	80,000	95,151
Northwest Airlines, Inc. pass thru trust certificates:
7.248% 7/2/14	128,622	92,607
7.626% 4/1/10	34,526	29,347
7.691% 4/1/17	18,345	15,226
7.95% 9/1/16	18,386	15,628
8.304% 9/1/10	102,729	88,347
Pemex Project Funding Master Trust:
6.125% 8/15/08	50,000	52,500
7.875% 2/1/09 (j)	100,000	112,900
Petronas Capital Ltd. 7% 5/22/12 (f)	55,000	62,652
Power Contract Financing LLC 6.256% 2/1/10 (f)	160,000	164,800
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(j)	100,000	100,138
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	40,000	41,000
Sheridan Group, Inc. 10.25% 8/15/11 (f)	70,000	74,200
Ship Finance International Ltd. 8.5% 12/15/13 (f)	590,000	590,000
Sprint Capital Corp. 6.875% 11/15/28	75,000	73,187
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.875% 12/15/13 (f)	$ 40,000	$ 40,400
Telecom Italia Capital 5.25% 11/15/13 (f)	50,000	50,100
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	30,000	31,650
U.S. Airways pass thru trust certificates 6.85% 7/30/19	57,067	53,785
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	300,000	350,250
Verizon Global Funding Corp. 7.25% 12/1/10	30,000	34,542
		5,609,174
Insurance - 0.0%
Principal Life Global Funding I 6.25% 2/15/12 (f)	25,000	27,230
Real Estate - 0.2%
Boston Properties, Inc. 6.25% 1/15/13	30,000	32,191
CenterPoint Properties Trust 6.75% 4/1/05	100,000	105,130
Duke Realty LP 6.875% 3/15/05	100,000	105,888
EOP Operating LP 7.75% 11/15/07	50,000	57,318
Regency Centers LP 6.75% 1/15/12	45,000	49,585
Senior Housing Properties Trust 8.625% 1/15/12	245,000	267,050
		617,162
Thrifts & Mortgage Finance - 0.0%
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,453
Washington Mutual, Inc.:
4.375% 1/15/08	20,000	20,561
5.625% 1/15/07	50,000	53,888
		159,902
TOTAL FINANCIALS		7,490,945
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	90,000	94,050
Health Care Providers & Services - 0.4%
AmeriPath, Inc. 10.5% 4/1/13	255,000	275,400
Fountain View, Inc. 9.25% 8/19/08 (e)	419,253	415,060
Genesis HealthCare Corp. 8% 10/15/13 (f)	30,000	31,200
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	70,000	70,875
National Nephrology Associates, Inc. 9% 11/1/11 (f)	40,000	41,800

	Principal Amount	Value (Note 1)
Psychiatric Solutions, Inc. 10.625% 6/15/13	$ 115,000	$ 129,375
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	34,169
6.375% 12/1/11	40,000	38,200
Triad Hospitals, Inc. 8.75% 5/1/09	205,000	221,913
		1,257,992
TOTAL HEALTH CARE		1,352,042
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	70,000	64,750
8.5% 10/1/10 (f)	20,000	21,400
8.875% 5/1/11	140,000	129,500
9.5% 11/1/08	160,000	156,800
Raytheon Co. 6.75% 8/15/07	50,000	55,396
Transdigm, Inc. 8.375% 7/15/11	60,000	63,900
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	90,000	92,250
		583,996
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	47,704	42,456
7.9% 12/15/09	30,000	24,600
8.3% 12/15/29	190,000	124,450
NWA Trust 10.23% 6/21/14	58,338	52,505
		244,011
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	70,000	77,000
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc. 7.625% 1/1/06	185,000	194,713
American Color Graphics, Inc. 10% 6/15/10	160,000	162,800
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	50,000	51,500
		409,013
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	40,000	43,200
Industrial Conglomerates - 0.1%
Koppers, Inc. 9.875% 10/15/13 (f)	40,000	44,100
Tyco International Group SA yankee:
6.375% 10/15/11	35,000	37,406
6.75% 2/15/11	100,000	109,250
		190,756
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	65,550
Cummins, Inc. 9.5% 12/1/10 (f)	80,000	92,000
Dresser, Inc. 9.375% 4/15/11	30,000	32,625
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	$ 55,000	$ 58,850
Terex Corp. 7.375% 1/15/14 (f)	180,000	181,800
		430,825
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	50,000	50,250
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	290,000	297,250
9.5% 10/1/08	40,000	43,400
TFM SA de CV yankee 11.75% 6/15/09	360,000	368,100
		708,750
TOTAL INDUSTRIALS		2,737,801
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14 (f)	100,000	101,000
Marconi Corp. PLC 8% 4/30/08 (f)	100,000	102,000
Motorola, Inc. 6.5% 11/15/28	25,000	24,748
Nortel Networks Corp. 6.125% 2/15/06	145,000	146,450
		374,198
IT Services - 0.2%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	125,000	87,500
8% 11/15/13 (f)	220,000	231,000
Iron Mountain, Inc. 6.625% 1/1/16	360,000	351,000
		669,500
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	515,000	547,188
7.625% 6/15/13	180,000	192,600
		739,788
Semiconductors & Semiconductor Equipment - 0.2%
AMI Semiconductor, Inc. 10.75% 2/1/13	52,000	61,880
Amkor Technology, Inc.:
7.75% 5/15/13	60,000	64,500
9.25% 2/15/08	20,000	22,750
10.5% 5/1/09	10,000	10,725
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	130,000	154,050
Semiconductor Note Partners Trust 0% 8/4/11 (f)	40,000	43,000
Viasystems, Inc. 10.5% 1/15/11 (f)	165,000	176,550
		533,455
TOTAL INFORMATION TECHNOLOGY		2,316,941

	Principal Amount	Value (Note 1)
MATERIALS - 1.3%
Chemicals - 0.5%
Avecia Group PLC 11% 7/1/09	$ 340,000	$ 311,100
Berry Plastics Corp. 10.75% 7/15/12 (f)	90,000	103,500
Compass Minerals Group, Inc. 10% 8/15/11	250,000	280,000
Equistar Chemicals LP/Equistar Funding Corp.:
10.625% 5/1/11 (f)	140,000	154,000
10.625% 5/1/11	55,000	60,088
Geon Co. 6.875% 12/15/05	25,000	24,125
Lyondell Chemical Co.:
9.625% 5/1/07	45,000	47,475
9.875% 5/1/07	135,000	141,750
11.125% 7/15/12	10,000	10,900
Nalco Co. 7.75% 11/15/11 (f)	70,000	74,375
PolyOne Corp.:
8.875% 5/1/12	120,000	109,800
10.625% 5/15/10	70,000	70,000
Resolution Performance Products LLC 8% 12/15/09 (f)	90,000	92,700
The Scotts Co. 6.625% 11/15/13 (f)	70,000	71,400
		1,551,213
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	60,000	48,900
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	80,000	80,800
BWAY Corp. 10% 10/15/10	80,000	87,000
Crown Cork & Seal, Inc.:
7.375% 12/15/26	15,000	13,500
8% 4/15/23	70,000	65,100
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	435,000	474,150
Owens-Illinois, Inc.:
7.15% 5/15/05	170,000	175,100
7.5% 5/15/10	70,000	71,575
7.8% 5/15/18	30,000	29,250
8.1% 5/15/07	150,000	158,250
Sealed Air Corp.:
5.625% 7/15/13 (f)	5,000	5,116
6.875% 7/15/33 (f)	15,000	15,877
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)	50,000	51,000
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	170,000	177,013
		1,452,631
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (d)	245,000	193,550
Falconbridge Ltd. yankee 7.35% 6/5/12	25,000	28,237
Massey Energy Co. 6.625% 11/15/10 (f)	70,000	71,575
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	38,500
		331,862
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. 8.5% 10/1/13	$ 65,000	$ 68,900
Georgia-Pacific Corp.:
8% 1/15/24 (f)	120,000	122,400
9.5% 12/1/11	275,000	319,000
International Paper Co.:
4.25% 1/15/09	5,000	5,020
5.5% 1/15/14	20,000	20,057
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	40,000	41,500
Norske Skog Canada Ltd. 8.625% 6/15/11	140,000	145,600
Stone Container Corp.:
8.375% 7/1/12	170,000	185,300
9.75% 2/1/11	205,000	225,500
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,274
		1,160,551
TOTAL MATERIALS		4,496,257
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
ACC Escrow Corp. 10% 8/1/11 (f)	100,000	110,500
AT&T Corp. 8.75% 11/15/31	35,000	40,900
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	60,000	63,750
France Telecom SA:
9% 3/1/11	25,000	30,027
9.75% 3/1/31	50,000	66,434
MCI Communications Corp.:
7.125% 6/15/27 (c)	55,000	44,344
7.75% 3/15/24 (c)	10,000	8,100
7.75% 3/23/25 (c)	15,000	12,113
8.25% 1/20/23 (c)	35,000	28,175
Qwest Corp. 9.125% 3/15/12 (e)(f)	140,000	160,650
Qwest Services Corp. 13.5% 12/15/10 (f)	800,000	968,000
SBC Communications, Inc. 6.25% 3/15/11	35,000	38,313
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	59,612
Telefonica Europe BV 7.75% 9/15/10	50,000	59,362
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	260,000	163,150
TELUS Corp. yankee 8% 6/1/11	100,000	116,929
Triton PCS, Inc.:
8.75% 11/15/11	85,000	83,088
9.375% 2/1/11	15,000	15,075
Verizon New York, Inc. 6.875% 4/1/12	50,000	55,325
		2,123,847

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.8%
American Tower Corp. 9.375% 2/1/09	$ 245,000	$ 259,700
AT&T Wireless Services, Inc. 8.75% 3/1/31	60,000	74,030
Crown Castle International Corp.:
7.5% 12/1/13 (f)	110,000	111,100
7.5% 12/1/13 (f)	120,000	121,200
9.5% 8/1/11	35,000	38,150
10.75% 8/1/11	110,000	124,300
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	190,000	218,975
Dobson Communications Corp. 8.875% 10/1/13	120,000	122,400
Millicom International Cellular SA 10% 12/1/13 (f)	120,000	126,000
Nextel Communications, Inc.:
7.375% 8/1/15	850,000	909,500
9.375% 11/15/09	30,000	32,700
9.5% 2/1/11	65,000	73,775
Nextel Partners, Inc. 8.125% 7/1/11	230,000	243,800
Rogers Wireless, Inc. 9.625% 5/1/11	230,000	273,700
Western Wireless Corp. 9.25% 7/15/13	140,000	148,400
		2,877,730
TOTAL TELECOMMUNICATION SERVICES		5,001,577
UTILITIES - 1.9%
Electric Utilities - 0.7%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	100,000	95,000
CMS Energy Corp.:
7.5% 1/15/09	160,000	165,200
7.625% 11/15/04	260,000	267,800
7.75% 8/1/10 (f)	265,000	278,581
8.5% 4/15/11	40,000	42,950
8.9% 7/15/08	60,000	65,025
9.875% 10/15/07	275,000	304,906
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,962
DTE Energy Co. 7.05% 6/1/11	15,000	16,820
Duke Capital Corp. 6.75% 2/15/32	55,000	55,541
FirstEnergy Corp. 6.45% 11/15/11	20,000	20,729
Illinois Power Co.:
7.5% 6/15/09	65,000	71,500
11.5% 12/15/10	200,000	242,000
Nevada Power Co.:
6.2% 4/15/04	25,000	25,156
10.875% 10/15/09	50,000	57,250
Pacific Gas & Electric Co.:
7.05% 3/1/24	55,000	55,275
10.375% 11/1/05 (f)(j)	430,000	434,300
PG&E Corp. 6.875% 7/15/08 (f)	80,000	86,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Public Service Co. of Colorado 7.875% 10/1/12	$ 25,000	$ 30,342
Southern California Edison Co. 7.625% 1/15/10	120,000	139,068
		2,492,005
Gas Utilities - 0.4%
ANR Pipeline, Inc. 8.875% 3/15/10	70,000	78,663
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	28,419
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	120,000	135,600
10.125% 7/15/13 (f)	180,000	207,000
El Paso Energy Corp.:
6.95% 12/15/07	95,000	91,319
7.375% 12/15/12	35,000	32,156
Northwest Pipeline Corp.:
6.625% 12/1/07	80,000	80,800
8.125% 3/1/10	70,000	77,350
Sonat, Inc. 6.75% 10/1/07	35,000	32,900
Southern Natural Gas Co. 8.875% 3/15/10	90,000	101,138
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	100,000	101,000
6.25% 1/15/08	215,000	220,913
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	41,000
		1,228,258
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 5/15/13 (f)	340,000	379,950
8.875% 2/15/11	46,000	50,198
9.375% 9/15/10	161,000	178,710
9.5% 6/1/09	248,000	275,280
Calpine Corp.:
6.9% 7/15/07 (f)(j)	353,937	345,089
8.5% 7/15/10 (f)	30,000	29,100
El Paso Corp. 7.875% 6/15/12	290,000	274,050
NRG Energy, Inc. 8% 12/15/13 (f)	230,000	241,500
Reliant Resources, Inc. 9.25% 7/15/10 (f)	145,000	151,888
Western Resources, Inc.:
7.125% 8/1/09	50,000	53,938
9.75% 5/1/07	180,000	204,300
Williams Companies, Inc.:
6.5% 8/1/06	140,000	144,900
6.75% 1/15/06	180,000	185,400
7.125% 9/1/11	185,000	195,638

	Principal Amount	Value (Note 1)
7.5% 1/15/31	$ 10,000	$ 10,125
7.625% 7/15/19	180,000	189,000
		2,909,066
TOTAL UTILITIES		6,629,329
TOTAL NONCONVERTIBLE BONDS		47,177,746
TOTAL CORPORATE BONDS (Cost $44,696,383)		49,305,651
U.S. Government and Government Agency Obligations - 2.5%

U.S. Government Agency Obligations - 0.3%
Fannie Mae:
5.5% 3/15/11	35,000	37,744
6.25% 2/1/11	130,000	143,709
Federal Home Loan Bank:
3.625% 11/14/08	390,000	392,241
5.8% 9/2/08	35,000	38,543
Freddie Mac:
3.625% 9/15/08	36,000	36,238
4% 6/12/13	87,000	81,209
5.875% 3/21/11	170,000	184,267
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		913,951
U.S. Treasury Inflation Protected Obligations - 0.0%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	201,462	200,014
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bills, yield at date of purchase 0.87% to 0.93% 2/19/04 to 3/11/04 (i)	1,030,000	1,028,508
U.S. Treasury Bonds:
6.25% 5/15/30	585,000	675,081
6.625% 2/15/27	50,000	59,721
8% 11/15/21	289,000	390,308
U.S. Treasury Notes:
1.875% 11/30/05	1,295,000	1,297,428
4.875% 2/15/12	3,625,000	3,839,100
6.5% 2/15/10	365,000	424,141
TOTAL U.S. TREASURY OBLIGATIONS		7,714,287
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,711,548)		8,828,252
U.S. Government Agency - Mortgage Securities - 2.2%

Fannie Mae - 1.9%
4.5% 10/1/33	249,638	239,003
5% 7/1/18	915,586	935,010
5.5% 1/1/34 (g)	1,331,356	1,348,414
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6% 4/1/13 to 4/1/33	$ 740,049	$ 776,598
6.5% 11/1/09 to 4/1/33	1,752,215	1,840,918
6.5% 1/1/19 (g)(h)	178,981	189,720
6.5% 1/1/19 (g)	500,000	530,000
6.5% 1/1/34 (g)	211,220	220,857
6.5% 1/1/34 (g)	250,000	261,406
7.5% 5/1/24 to 2/1/28	61,544	65,997
TOTAL FANNIE MAE		6,407,923
Freddie Mac - 0.1%
5% 1/1/34 (g)	400,000	395,000
7.5% 8/1/28	14,354	15,468
TOTAL FREDDIE MAC		410,468
Government National Mortgage Association - 0.2%
6.5% 8/15/27	149,568	158,173
7% 7/15/28 to 7/15/32	262,115	279,619
7.5% 1/15/26 to 8/15/28	161,746	173,757
8.5% 11/15/30	54,597	59,374
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		670,923
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,358,932)		7,489,314
Asset-Backed Securities - 0.1%

Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.9625% 7/15/11 (j)	25,000	25,012
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (j)	50,000	50,586
Discover Card Master Trust I Series 2003-4 Class B1, 1.47% 5/16/11 (j)	30,000	30,000
Ford Credit Auto Owner Trust Series 2001-B Class B, 5.71% 9/15/05	35,000	35,671
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	125,000	134,353
TOTAL ASSET-BACKED SECURITIES (Cost $265,364)		275,622
Collateralized Mortgage Obligations - 0.1%
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	$ 100,000	$ 106,069
Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,436
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $182,430)		211,505
Commercial Mortgage Securities - 0.4%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	49,423	52,973
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	75,390	81,484
Class B, 7.48% 2/1/08	80,000	88,995
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	15,000	15,915
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	145,600
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9822% 4/29/39 (f)(j)	320,000	259,600
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(j)	250,000	0
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	45,000	45,773
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (f)	100,000	92,574
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	53,933	54,202
Series 1996-1 Class E, 9.16% 4/15/28	500,000	374,239
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (f)	140,000	154,148
Class E2, 7.224% 11/15/07 (f)	100,000	109,099
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,790,022)		1,474,602
Municipal Securities - 0.0%
	Principal Amount	Value (Note 1)
Illinois Gen. Oblig. 5.1% 6/1/33	$ 40,000	$ 36,779
Oregon Gen. Oblig. 5.892% 6/1/27	10,000	10,406
TOTAL MUNICIPAL SECURITIES (Cost $50,000)		47,185
Foreign Government and Government Agency Obligations - 0.0%

Chilean Republic:
6.875% 4/28/09	50,000	56,549
7.125% 1/11/12	40,000	45,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $90,136)		102,299
Floating Rate Loans - 0.4%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (j)	355,000	338,138
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (j)	400,000	419,500
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. term loan 5.2643% 4/30/08 (j)	600,000	604,500
TOTAL FLOATING RATE LOANS (Cost $1,290,103)		1,362,138
Fixed-Income Funds - 0.2%
	Shares
Fidelity Ultra-Short Central Fund (Cost $749,983)	7,536	750,360
Money Market Funds - 14.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $49,421,815)	49,421,815	$ 49,421,815
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $323,241,122)		349,496,782
NET OTHER ASSETS - (0.2)%		(825,651)
NET ASSETS - 100%		$ 348,671,131
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Equity Index Contracts
59 S&P 500 Index Contracts	March 2004	$ 16,381,350	$ 396,421

The face value of futures purchased as a percentage of net assets - 4.7%
Swap Agreements
		Notional Amount
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	$ 275,000	2,597
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	235,000	2,631
		510,000	5,228
Swap Agreements - continued
	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 75,000	$ 8
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	75,000	866
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	75,000	135
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	April 2004	100,000	1,700
		325,000	2,709
		$ 835,000	$ 7,937
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,143,248 or 3.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,028,508.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,754 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fountain View, Inc.	8/19/03	$ 2
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	4.5%
AAA,AA,A	0.5%
BBB	0.7%
BB	3.6%
B	7.5%
CCC,CC,C	2.5%
Not Rated	0.3%
Equities	70.7%
Short-Term Investments and Net Other Assets	9.7%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,362,138 or 0.4% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $181,940,865 and $218,757,788, respectively, of which long-term U.S. government and government agency obligations aggregated $38,857,498 and $36,398,269, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,870 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $74,491,000 of which $54,731,000, $11,142,000 and $8,618,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $323,241,122) - See accompanying schedule		$ 349,496,782
Commitment to sell securities on a delayed delivery basis	(20,242)
Receivable for securities sold on a delayed delivery basis	20,251	9
Receivable for investments sold, regular delivery		1,305,827
Cash		15,492
Receivable for fund shares sold		25,271
Dividends receivable		339,222
Interest receivable		1,206,002
Receivable for daily variation on futures contracts		42,775
Unrealized gain on swap agreements		7,937
Prepaid expenses		1,930
Other receivables		6,954
Total assets		352,448,201

Liabilities
Payable for investments purchased Regular delivery	$ 308,727
Delayed delivery	2,943,803
Payable for fund shares redeemed	279,214
Accrued management fee	164,432
Distribution fees payable	1,881
Other affiliated payables	29,847
Other payables and accrued expenses	49,166
Total liabilities		3,777,070
Net Assets		$ 348,671,131
Net Assets consist of:
Paid in capital		$ 391,790,132
Undistributed net investment income		8,517,550
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,296,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,660,051
Net Assets		$ 348,671,131
Initial Class: Net Asset Value, offering price and redemption price per share ($335,285,308 ÷ 27,185,861 shares)		$ 12.33
Service Class: Net Asset Value, offering price and redemption price per share ($6,691,678 ÷ 546,053 shares)		$ 12.25
Service Class 2: Net Asset Value, offering price and redemption price per share ($6,694,145 ÷ 549,033 shares)		$ 12.19
Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 3,710,949
Interest		5,823,595
Security lending		1,253
Total income		9,535,797

Expenses
Management fee	$ 1,816,560
Transfer agent fees	225,944
Distribution fees	19,249
Accounting and security lending fees	119,820
Non-interested trustees' compensation	1,538
Custodian fees and expenses	27,103
Audit	54,304
Legal	1,810
Miscellaneous	36,234
Total expenses before reductions	2,302,562
Expense reductions	(32,780)	2,269,782
Net investment income (loss)		7,266,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,572,550)
Foreign currency transactions	(3)
Futures contracts	2,629,684
Swap agreements	(884)
Total net realized gain (loss)		(6,943,753)
Change in net unrealized appreciation (depreciation) on: Investment securities	65,043,723
Assets and liabilities in foreign currencies	(186)
Futures contracts	464,605
Swap agreements	7,937
Delayed delivery commitments	9
Total change in net unrealized appreciation (depreciation)		65,516,088
Net gain (loss)		58,572,335
Net increase (decrease) in net assets resulting from operations		$ 65,838,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,266,015	$ 9,879,530
Net realized gain (loss)	(6,943,753)	(13,307,507)
Change in net unrealized appreciation (depreciation)	65,516,088	(59,841,478)
Net increase (decrease) in net assets resulting from operations	65,838,350	(63,269,455)
Distributions to shareholders from net investment income	(8,995,679)	(10,416,607)
Share transactions - net increase (decrease)	(2,618,363)	(45,895,376)
Total increase (decrease) in net assets	54,224,308	(119,581,438)

Net Assets
Beginning of period	294,446,823	414,028,261
End of period (including undistributed net investment income of $8,517,550 and undistributed net investment income of $11,827,058, respectively)	$ 348,671,131	$ 294,446,823
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	2,762,140	14,055	234,611
Reinvested	904,884	18,903	12,490
Redeemed	(4,008,936)	(81,582)	(93,999)
Net increase (decrease)	(341,912)	(48,624)	153,102
Dollars Sold	$ 30,831,473	$ 157,481	$ 2,571,962
Reinvested	8,695,938	180,711	119,030
Redeemed	(43,277,864)	(881,741)	(1,015,353)
Net increase (decrease)	$ (3,750,453)	$ (543,549)	$ 1,675,639

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 8,695,938	$ 180,711	$ 119,030
From net realized gain	-	-	-
Total	$ 8,695,938	$ 180,711	$ 119,030
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Income from Investment Operations
Net investment income (loss) C	.26	.32	.32	.42	.40
Net realized and unrealized gain (loss)	2.06	(2.23)	(1.31)	(2.52)	2.04
Total from investment operations	2.32	(1.91)	(.99)	(2.10)	2.44
Distributions from net investment income	(.32)	(.32)	(.39)	(.37)	(.41)
Distributions from net realized gain	-	-	(.47)	(1.50)	(.68)
Total distributions	(.32)	(.32)	(.86)	(1.87)	(1.09)
Net asset value, end of period	$ 12.33	$ 10.33	$ 12.56	$ 14.41	$ 18.38
Total Return A, B	23.34%	(15.53)%	(7.39)%	(12.47)%	15.26%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.73%	.69%	.71%
Expenses net of voluntary waivers, if any	.73%	.73%	.73%	.69%	.71%
Expenses net of all reductions	.72%	.69%	.72%	.68%	.70%
Net investment income (loss)	2.33%	2.88%	2.55%	2.61%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 335,285	$ 284,298	$ 399,273	$ 482,165	$ 580,555
Portfolio turnover rate	65%	149%	111%	147%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Income from Investment Operations
Net investment income (loss) C	.24	.30	.31	.40	.38
Net realized and unrealized gain (loss)	2.05	(2.20)	(1.32)	(2.50)	2.03
Total from investment operations	2.29	(1.90)	(1.01)	(2.10)	2.41
Distributions from net investment income	(.31)	(.30)	(.37)	(.36)	(.41)
Distributions from net realized gain	-	-	(.47)	(1.50)	(.68)
Total distributions	(.31)	(.30)	(.84)	(1.86)	(1.09)
Net asset value, end of period	$ 12.25	$ 10.27	$ 12.47	$ 14.32	$ 18.28
Total Return A, B	23.15%	(15.54)%	(7.57)%	(12.54)%	15.13%
Ratios to Average Net Assets D
Expenses before expense reductions	.85%	.84%	.83%	.80%	.82%
Expenses net of voluntary waivers, if any	.85%	.84%	.83%	.80%	.82%
Expenses net of all reductions	.84%	.80%	.82%	.79%	.81%
Net investment income (loss)	2.21%	2.77%	2.44%	2.50%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,692	$ 6,105	$ 9,542	$ 12,449	$ 10,825
Portfolio turnover rate	65%	149%	111%	147%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.22	.28	.28	.34
Net realized and unrealized gain (loss)	2.05	(2.21)	(1.30)	(1.96)
Total from investment operations	2.27	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.29)	(.38)	(.36)
Distributions from net realized gain	-	-	(.47)	(1.50)
Total distributions	(.29)	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 12.19	$ 10.21	$ 12.43	$ 14.30
Total Return B, C, D	23.03%	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.05%	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.05%	1.03%	1.00%	.97% A
Expenses net of all reductions	1.04%	.99%	.99%	.95% A
Net investment income (loss)	2.01%	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,694	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	65%	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, financing transactions, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 36,682,010	|
Unrealized depreciation	(13,165,002)
Net unrealized appreciation (depreciation)	23,517,008
Undistributed ordinary income	7,855,332
Capital loss carryforward	(74,491,307)

Cost for federal income tax purposes	$ 325,979,774

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 8,995,679	$ 10,416,607

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Asset Manager: Growth Portfolio

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 6,254	|
Service Class 2	12,995
	$ 19,249

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out-of-pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out-of-pocket expenses, were as follows:

Initial Class	$ 212,921	|
Service Class	5,674
Service Class 2	7,349
	$ 225,944

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $384,532 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $31,638 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,142.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 67% of the total outstanding shares of the fund.

Asset Manager: Growth Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager: Growth Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000), and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (55)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager: Growth. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard C. Habermann (63)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Frederick D. Hoff, Jr. (39)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager: Growth. Mr. Hoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff worked as a portfolio manager.

Charles Mangum (39)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (54)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager: Growth. Mr. Todd also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Asset Manager: Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Asset Manager: Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Asset Manager: Growth Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	37%
Service Class	39%
Service Class 2	39%

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0204
1.540207.106

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditor's Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity® VIP: Contrafund - Initial Class	28.46%	3.47%	13.96%
Fidelity VIP: Contrafund - Service ClassB	28.35%	3.36%	13.89%
Fidelity VIP: Contrafund - Service Class 2C	28.20%	3.25%	13.82%

A From January 3, 1995

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from Will Danoff, Portfolio Manager of Fidelity® Variable Insurance Products: Contrafund® Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

Contrafund Portfolio's return for the 12 months ending December 31, 2003, slightly trailed the S&P 500®, which gained 28.69%, and the LipperSM Variable Annuity Growth Funds Average, which returned 30.23%. A de-emphasis on technology and brokerage stocks hurt relative performance, while an emphasis on smaller-cap stocks overall helped. Technology stocks in the index gained 60% in 2003, propelled forward by new products and huge demand, and the fund did not anticipate such a strong snapback. A lack of exposure to diversified brokerage stocks also hurt, as these companies benefited from low interest rates and improving market conditions. As referenced, the fund's emphasis on smaller stocks proved beneficial. Approximately 42% of the fund's assets were invested in companies sized at $10 billion or less, versus just 14% for the S&P 500. Strong individual performers included Zimmer Holdings, a medical technology company specializing in orthopedics, Genentech, a leading biotechnology firm, and Freeport-McMoRan Copper & Gold, a mining company that benefited from improved industry trends. Disappointments included government defense contractor Lockheed Martin, health and beauty giant Colgate-Palmolive, and regional bank Fifth Third Bancorp, all of which experienced sluggish earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
3M Co.	3.4
Berkshire Hathaway, Inc. Class A	3.0
Avon Products, Inc.	2.5
Colgate-Palmolive Co.	2.1
Lockheed Martin Corp.	1.9
12.9
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Consumer Discretionary	16.5
Financials	15.5
Health Care	15.4
Industrials	13.0
Information Technology	12.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	96.4%
Bonds	0.4%
Short-Term Investments and Net Other Assets	3.2%

* Foreign investments 24.1%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 0.4%
BorgWarner, Inc.	26,200	$ 2,228,834
Gentex Corp.	843,500	37,248,960
LKQ Corp.	8,500	152,575
		39,630,369
Automobiles - 0.6%
Brilliance China Automotive Holdings Ltd. sponsored ADR	2,200	124,740
Harley-Davidson, Inc.	6,500	308,945
Honda Motor Co. Ltd.	252,200	11,349,001
Nissan Motor Co. Ltd.	961,200	10,794,277
Toyota Motor Corp.	1,153,100	39,637,815
		62,214,778
Hotels, Restaurants & Leisure - 2.9%
Argosy Gaming Co. (a)	21,800	566,582
Buffalo Wild Wings, Inc.	30,100	781,095
Friendly Ice Cream Corp. (a)	204,600	1,974,390
Gaylord Entertainment Co. (a)	52,827	1,576,886
GTECH Holdings Corp.	316,100	15,643,789
Harrah's Entertainment, Inc.	40,500	2,015,685
Hilton Group PLC	1,211,400	4,861,513
International Game Technology	510,100	18,210,570
Kerzner International Ltd. (a)	121,400	4,729,744
Krispy Kreme Doughnuts, Inc. (a)	954,700	34,942,020
Mandalay Resort Group	43,400	1,940,848
McDonald's Corp.	746,300	18,530,629
MGM MIRAGE (a)	97,700	3,674,497
Outback Steakhouse, Inc.	259,300	11,463,653
P.F. Chang's China Bistro, Inc. (a)	643,400	32,736,192
Panera Bread Co. Class A (a)	720,996	28,500,972
Penn National Gaming, Inc. (a)	45,200	1,043,216
Red Robin Gourmet Burgers, Inc. (a)	168,600	5,132,184
Ryan's Family Steak Houses, Inc. (a)	282,750	4,280,835
Stanley Leisure PLC	525,098	3,717,643
Starbucks Corp. (a)	1,188,400	39,288,504
Station Casinos, Inc.	429,300	13,149,459
The Cheesecake Factory, Inc. (a)	368,924	16,243,724
Wendy's International, Inc.	28,900	1,134,036
William Hill PLC	3,050,363	23,257,529
Wynn Resorts Ltd. (a)	188,800	5,288,288
		294,684,483
Household Durables - 1.7%
Blyth, Inc.	69,000	2,223,180
D.R. Horton, Inc.	1,028,370	44,487,286
Fortune Brands, Inc.	432,300	30,905,127
Garmin Ltd.	118,303	6,445,147
Harman International Industries, Inc.	707,200	52,318,656
Jarden Corp. (a)	110,850	3,030,639
Lennar Corp. Class A	80,000	7,680,000
Mohawk Industries, Inc. (a)	118,220	8,339,239
Pulte Homes, Inc.	22,000	2,059,640

	Shares	Value (Note 1)
Ryland Group, Inc.	156,100	$ 13,836,704
Sharp Corp.	306,000	4,853,014
		176,178,632
Internet & Catalog Retail - 2.3%
eBay, Inc. (a)	1,257,300	81,209,007
InterActiveCorp (a)	4,582,360	155,479,475
		236,688,482
Leisure Equipment & Products - 0.1%
Marvel Enterprises, Inc. (a)	115,500	3,362,205
Mattel, Inc.	665,500	12,824,185
		16,186,390
Media - 2.5%
Astro All Asia Networks PLC	2,078,600	2,418,058
British Sky Broadcasting Group PLC (BSkyB) (a)	258,300	3,242,380
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	135,200	6,887,088
Citadel Broadcasting Corp.	34,400	769,528
Comcast Corp. Class A (special) (a)	552,700	17,288,456
Cox Communications, Inc. Class A (a)	22,300	768,235
E.W. Scripps Co. Class A	412,500	38,832,750
Fox Entertainment Group, Inc. Class A (a)	1,412,000	41,159,800
Getty Images, Inc. (a)	125,200	6,276,276
Journal Communications, Inc. Class A	18,200	337,246
McGraw-Hill Companies, Inc.	8,600	601,312
Meredith Corp.	115,200	5,622,912
News Corp. Ltd. ADR	207,200	7,479,920
Pearson PLC sponsored ADR	265,600	2,977,376
Pixar (a)	535,617	37,112,902
SBS Broadcasting SA (a)	77,500	2,526,500
Time Warner, Inc. (a)	80	1,439
Tribune Co.	459,500	23,710,200
Univision Communications, Inc. Class A (a)	406,600	16,137,954
Viacom, Inc. Class B (non-vtg.)	430,736	19,116,064
Vivendi Universal SA sponsored ADR (a)	110,000	2,670,800
Washington Post Co. Class B	31,200	24,691,680
		260,628,876
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,903,966	51,844,994
Dollar General Corp.	401,700	8,431,683
Fred's, Inc. Class A	21,800	675,364
Marks & Spencer Group PLC	880,800	4,545,266
Nordstrom, Inc.	217,100	7,446,530
Tuesday Morning Corp. (a)	188,900	5,714,225
		78,658,062
Specialty Retail - 3.8%
Advance Auto Parts, Inc. (a)	335,200	27,285,280
America's Car Mart, Inc. (a)	28,000	753,760
AnnTaylor Stores Corp. (a)	665,700	25,962,300
Bed Bath & Beyond, Inc. (a)	1,682,700	72,945,045
Best Buy Co., Inc.	185,100	9,669,624
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
CarMax, Inc. (a)	105,900	$ 3,275,487
Chico's FAS, Inc. (a)	674,500	24,922,775
Claire's Stores, Inc.	333,400	6,281,256
Dick's Sporting Goods, Inc. (a)	200	9,732
Finish Line, Inc. Class A (a)	32,600	977,022
Foot Locker, Inc.	340,380	7,981,911
Gap, Inc.	109,500	2,541,495
Guitar Center, Inc. (a)	52,600	1,713,708
Hot Topic, Inc. (a)	327,200	9,639,312
Lowe's Companies, Inc.	848,800	47,015,032
Pacific Sunwear of California, Inc. (a)	1,461,375	30,864,240
PETCO Animal Supplies, Inc. (a)	656,000	19,975,200
PETsMART, Inc.	922,000	21,943,600
Regis Corp.	148,300	5,860,816
Ross Stores, Inc.	256,160	6,770,309
Staples, Inc. (a)	322,300	8,798,790
The Pep Boys - Manny, Moe & Jack	397,800	9,097,686
TJX Companies, Inc.	883,900	19,489,995
Urban Outfitters, Inc. (a)	276,100	10,229,505
Weight Watchers International, Inc. (a)	332,800	12,769,536
Zale Corp. (a)	23,700	1,260,840
		388,034,256
Textiles Apparel & Luxury Goods - 1.4%
Burberry Ltd.	2,900,573	18,930,207
Carter's, Inc.	26,200	666,790
Coach, Inc. (a)	1,482,024	55,946,406
Columbia Sportswear Co. (a)	9,800	534,100
Delta Woodside Industries, Inc. (a)	22,175	43,241
K-Swiss, Inc. Class A	501,000	12,054,060
Liz Claiborne, Inc.	108,700	3,854,502
NIKE, Inc. Class B	160,600	10,994,676
Puma AG	108,131	19,042,518
Quiksilver, Inc. (a)	344,800	6,113,304
Reebok International Ltd.	412,400	16,215,568
Tommy Hilfiger Corp. (a)	59,100	875,271
		145,270,643
TOTAL CONSUMER DISCRETIONARY		1,698,174,971
CONSUMER STAPLES - 8.3%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	536,300	28,252,284
Coca-Cola Hellenic Bottling Co. SA (Bearer)	274,240	5,698,847
Cott Corp. (a)	435,400	12,204,089
Cott Corp. (c)	220,500	6,176,205
Molson, Inc. Class A	387,600	10,786,587
PepsiCo, Inc.	132,310	6,168,292
Tsingtao Brewery Co. Ltd. (H Shares)	914,000	1,071,333
		70,357,637

	Shares	Value (Note 1)
Food & Staples Retailing - 1.7%
Boots Group PLC	683,444	$ 8,432,671
Coles Myer Ltd.	236,800	1,346,147
George Weston Ltd.	4,860	388,553
Loblaw Companies Ltd.	51,590	2,656,654
Safeway PLC	249,398	1,264,723
Sysco Corp.	2,294,800	85,435,404
Tesco PLC	7,037,687	32,390,138
United Natural Foods, Inc. (a)	59,900	2,151,009
Whole Foods Market, Inc.	491,707	33,008,291
William Morrison Supermarkets PLC	2,114,234	8,531,898
		175,605,488
Food Products - 0.5%
Dean Foods Co. (a)	289,400	9,512,578
Hershey Foods Corp.	168,800	12,995,912
Horizon Organic Holding Corp. (a)	110,600	2,648,870
Kraft Foods, Inc. Class A	2,140	68,951
Saputo, Inc.	156,900	3,882,586
Smithfield Foods, Inc. (a)	66,100	1,368,270
Tyson Foods, Inc. Class A	88,000	1,165,120
Wm. Wrigley Jr. Co.	259,900	14,608,979
		46,251,266
Household Products - 2.1%
Colgate-Palmolive Co.	4,314,630	215,947,232
WD-40 Co.	24,300	859,248
		216,806,480
Personal Products - 3.3%
Avon Products, Inc.	3,771,478	254,537,050
Estee Lauder Companies, Inc. Class A	21,900	859,794
Gillette Co.	2,408,900	88,478,897
		343,875,741
TOTAL CONSUMER STAPLES		852,896,612
ENERGY - 4.5%
Energy Equipment & Services - 0.3%
Carbo Ceramics, Inc.	97,200	4,981,500
Noble Corp. (a)	55,200	1,975,056
Schlumberger Ltd. (NY Shares)	88,100	4,820,832
Smith International, Inc. (a)	431,575	17,918,994
Willbros Group, Inc. (a)	57,500	691,150
		30,387,532
Oil & Gas - 4.2%
Apache Corp.	210,890	17,103,179
BP PLC sponsored ADR	350,732	17,308,624
Burlington Resources, Inc.	123,300	6,828,354
Canadian Natural Resources Ltd.	21,700	1,093,531
Chesapeake Energy Corp.	275,400	3,739,932
China Petroleum & Chemical Corp. sponsored ADR	452,440	20,092,860
EnCana Corp.	4,873,992	191,623,182
Encore Acquisition Co. (a)	154,600	3,810,890
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
EOG Resources, Inc.	50,800	$ 2,345,436
Evergreen Resources, Inc. (a)	117,500	3,819,925
Murphy Oil Corp.	1,017,300	66,439,863
Noble Energy, Inc.	83,200	3,696,576
Petro-Canada	158,520	7,809,908
PetroChina Co. Ltd. sponsored ADR	373,100	21,285,355
Pioneer Natural Resources Co. (a)	190,200	6,073,086
Pogo Producing Co.	110,400	5,332,320
Premcor, Inc. (a)	835,100	21,712,600
Suncor Energy, Inc.	99,080	2,482,347
Talisman Energy, Inc.	90,470	5,127,470
Teekay Shipping Corp.	54,500	3,108,135
Total SA sponsored ADR	70,400	6,512,704
XTO Energy, Inc.	354,200	10,023,860
		427,370,137
TOTAL ENERGY		457,757,669
FINANCIALS - 15.3%
Capital Markets - 0.5%
Bear Stearns Companies, Inc.	21,800	1,742,910
Merrill Lynch & Co., Inc.	758,000	44,456,700
Nomura Holdings, Inc.	235,000	4,022,326
UBS AG (NY Shares)	40,100	2,726,399
		52,948,335
Commercial Banks - 3.6%
Allied Irish Banks PLC	339,655	5,404,738
Australia & New Zealand Banking Group Ltd.	710,361	9,443,877
Bank of Ireland	2,072,240	28,152,044
Bank One Corp.	187,500	8,548,125
Banknorth Group, Inc.	25,700	836,021
Commerce Bancorp, Inc., New Jersey	540,117	28,453,364
East West Bancorp, Inc.	79,100	4,246,088
Fifth Third Bancorp	1,129,540	66,755,814
HSBC Holdings PLC sponsored ADR	32,800	2,585,296
M&T Bank Corp.	680,600	66,902,980
Nara Bancorp, Inc.	35,400	966,420
National Australia Bank Ltd.	263,000	5,922,997
North Fork Bancorp, Inc., New York	593,300	24,010,851
Popular, Inc.	67,000	3,010,980
Royal Bank of Canada	53,300	2,539,269
Royal Bank of Scotland Group PLC	2,333,366	68,579,904
SouthTrust Corp.	665,000	21,765,450
Synovus Financial Corp.	35,800	1,035,336
Texas Regional Bancshares, Inc. Class A	21,590	798,830
UCBH Holdings, Inc.	244,430	9,525,437
Valley National Bancorp	24,500	715,400
Wells Fargo & Co.	58,400	3,439,176
Westcorp	127,300	4,652,815

	Shares	Value (Note 1)
Wintrust Financial Corp.	87,500	$ 3,946,250
Zions Bancorp	22,000	1,349,260
		373,586,722
Consumer Finance - 1.1%
MBNA Corp.	555,400	13,801,690
SLM Corp.	2,524,100	95,108,088
		108,909,778
Diversified Financial Services - 0.6%
Citigroup, Inc.	177,400	8,610,996
Moody's Corp.	850,000	51,467,500
		60,078,496
Insurance - 7.5%
ACE Ltd.	246,900	10,226,598
AFLAC, Inc.	349,500	12,644,910
Allstate Corp.	621,100	26,719,722
AMBAC Financial Group, Inc.	54,600	3,788,694
American International Group, Inc.	1,814,514	120,265,988
Arch Capital Group Ltd. (a)	31,600	1,259,576
Berkshire Hathaway, Inc. Class A (a)	3,606	303,805,500
Brit Insurance Holdings PLC (a)	3,825,100	4,968,897
China Life Insurance Co. Ltd. ADR (a)	36,325	1,197,635
Cincinnati Financial Corp.	65,100	2,726,388
Endurance Specialty Holdings Ltd.	51,800	1,737,890
Everest Re Group Ltd.	804,180	68,033,628
Fidelity National Financial, Inc.	57,000	2,210,460
HCC Insurance Holdings, Inc.	462,900	14,720,220
IPC Holdings Ltd.	160,300	6,242,082
Markel Corp. (a)	28,950	7,339,115
Mercury General Corp.	71,600	3,332,980
MetLife, Inc.	185,600	6,249,152
Montpelier Re Holdings Ltd.	1,373,500	50,407,450
Old Republic International Corp.	130,950	3,320,892
PartnerRe Ltd.	368,300	21,379,815
Penn-America Group, Inc.	102,300	1,357,521
Progressive Corp.	166,700	13,934,453
RenaissanceRe Holdings Ltd.	683,965	33,548,483
SAFECO Corp.	120,300	4,683,279
StanCorp Financial Group, Inc.	64,200	4,036,896
USI Holdings Corp. (a)	613,587	8,007,310
W.R. Berkley Corp.	95,350	3,332,483
White Mountains Insurance Group Ltd.	11,200	5,151,440
Willis Group Holdings Ltd.	594,400	20,251,208
		766,880,665
Real Estate - 0.1%
Capital Automotive (SBI)	48,167	1,541,344
Duke Realty Corp.	43,600	1,351,600
Equity Residential (SBI)	2,100	61,971
General Growth Properties, Inc.	82,200	2,281,050
Manufactured Home Communities, Inc.	32,800	1,234,920
Simon Property Group, Inc.	80,900	3,748,906
		10,219,791
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.9%
Countrywide Financial Corp.	206,333	$ 15,650,358
Doral Financial Corp.	472,575	15,254,721
Golden West Financial Corp., Delaware	1,021,700	105,429,223
New York Community Bancorp, Inc.	1,317,050	50,113,753
W Holding Co., Inc.	322,065	5,993,630
Webster Financial Corp.	43,900	2,013,254
		194,454,939
TOTAL FINANCIALS		1,567,078,726
HEALTH CARE - 15.4%
Biotechnology - 2.3%
Amylin Pharmaceuticals, Inc. (a)	598,600	13,300,892
Celgene Corp. (a)	15,200	684,304
Connetics Corp. (a)	26,100	473,976
Digene Corp. (a)	59,700	2,393,970
Dyax Corp. (a)	110,400	907,488
Gen-Probe, Inc. (a)	294,200	10,729,474
Genentech, Inc. (a)	1,404,800	131,447,136
Gilead Sciences, Inc. (a)	403,980	23,487,397
Harvard Bioscience, Inc. (a)	129,900	1,156,110
IDEXX Laboratories, Inc. (a)	255,050	11,803,714
Invitrogen Corp. (a)	82,800	5,796,000
Martek Biosciences (a)	194,000	12,604,180
Millennium Pharmaceuticals, Inc. (a)	801,600	14,965,872
Neurocrine Biosciences, Inc. (a)	27,500	1,499,850
Serologicals Corp. (a)	65,900	1,225,740
		232,476,103
Health Care Equipment & Supplies - 6.1%
Advanced Medical Optics, Inc. (a)	64,500	1,267,425
Advanced Neuromodulation Systems, Inc. (a)	301,250	13,851,475
Alcon, Inc.	1,293,300	78,296,382
Align Technology, Inc. (a)	151,430	2,501,624
Becton, Dickinson & Co.	86,100	3,542,154
Bio-Rad Laboratories, Inc. Class A (a)	181,100	10,444,037
Biomet, Inc.	680,200	24,766,082
Boston Scientific Corp. (a)	895,300	32,911,228
Cooper Companies, Inc.	43,300	2,040,729
Cyberonics, Inc. (a)	23,100	739,431
DENTSPLY International, Inc.	1,604,862	72,491,617
Diagnostic Products Corp.	46,300	2,125,633
Given Imaging Ltd. (a)	59,800	1,071,018
INAMED Corp. (a)	36,000	1,730,160
Integra LifeSciences Holdings Corp. (a)	169,400	4,849,922
Kyphon, Inc. (a)	46,000	1,142,180
Medtronic, Inc.	460,540	22,386,849
Nektar Therapeutics (a)	43,800	596,118
ResMed, Inc. (a)	43,800	1,819,452
Respironics, Inc. (a)	54,800	2,470,932

	Shares	Value (Note 1)
Smith & Nephew PLC	11,161,912	$ 93,524,857
St. Jude Medical, Inc. (a)	261,476	16,041,553
Stryker Corp.	490,200	41,671,902
Synthes-Stratec, Inc.	10,412	10,274,337
Varian Medical Systems, Inc. (a)	28,800	1,990,080
Wilson Greatbatch Technologies, Inc. (a)	165,100	6,978,777
Wright Medical Group, Inc. (a)	118,900	3,619,316
Zimmer Holdings, Inc. (a)	2,427,271	170,879,878
		626,025,148
Health Care Providers & Services - 2.9%
Aetna, Inc.	671,500	45,379,970
American Healthways, Inc. (a)	36,000	859,320
AMERIGROUP Corp. (a)	24,000	1,023,600
Caremark Rx, Inc. (a)	394,964	10,004,438
Centene Corp. (a)	68,100	1,907,481
Cerner Corp. (a)	45,300	1,714,605
DaVita, Inc. (a)	44,000	1,716,000
Health Management Associates, Inc. Class A	992,090	23,810,160
ICON PLC sponsored ADR (a)	179,500	7,826,200
Manor Care, Inc.	76,400	2,641,148
Mid Atlantic Medical Services, Inc. (a)	35,500	2,300,400
Molina Healthcare, Inc.	86,700	2,187,441
PacifiCare Health Systems, Inc. (a)	22,600	1,527,760
Patterson Dental Co. (a)	1,664,602	106,800,864
PDI, Inc. (a)	9,500	254,695
ProxyMed, Inc. (a)	44,400	776,556
UnitedHealth Group, Inc.	1,412,700	82,190,886
WebMD Corp. (a)	340,400	3,060,196
WellChoice, Inc. (a)	42,800	1,476,600
WellPoint Health Networks, Inc. (a)	47,100	4,568,229
		302,026,549
Pharmaceuticals - 4.1%
aaiPharma, Inc. (a)	34,100	856,592
Altana AG	245,932	14,740,902
AstraZeneca PLC sponsored ADR	847,800	41,016,564
Barr Laboratories, Inc. (a)	23,500	1,808,325
Bentley Pharmaceuticals, Inc. (a)	27,100	360,430
Bristol-Myers Squibb Co.	108,000	3,088,800
Dr. Reddy's Laboratories Ltd. ADR	237,400	7,513,710
Eli Lilly & Co.	56,300	3,959,579
Endo Pharmaceuticals Holdings, Inc. (a)	92,600	1,783,476
Esperion Therapeutics, Inc. (a)	154,900	5,361,089
Forest Laboratories, Inc. (a)	18,700	1,155,660
IVAX Corp. (a)	611,200	14,595,456
Johnson & Johnson	839,450	43,365,987
Kos Pharmaceuticals, Inc. (a)	140,600	6,051,424
Medicis Pharmaceutical Corp. Class A	45,100	3,215,630
Merck & Co., Inc.	253,800	11,725,560
Novartis AG sponsored ADR	1,474,500	67,664,805
Novo Nordisk AS Series B	1,042,674	42,384,047
Pfizer, Inc.	695,065	24,556,646
Pharmaceutical Resources, Inc. (a)	197,000	12,834,550
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holding AG (participation certificate)	380,150	$ 38,232,596
Salix Pharmaceuticals Ltd. (a)	109,900	2,491,433
Taro Pharmaceutical Industries Ltd. (a)	21,900	1,412,550
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,271,800	72,123,778
Wyeth	67,900	2,882,355
		425,181,944
TOTAL HEALTH CARE		1,585,709,744
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.4%
Boeing Co.	80,000	3,371,200
Bombardier, Inc. Class B (sub. vtg.)	4,990,200	21,042,549
CAE, Inc.	87,400	394,823
Honeywell International, Inc.	99,400	3,322,942
Lockheed Martin Corp.	3,745,840	192,536,176
Precision Castparts Corp.	240,100	10,902,941
United Defense Industries, Inc. (a)	538,300	17,161,004
		248,731,635
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,131,480	42,894,407
FedEx Corp.	33,800	2,281,500
Sinotrans Ltd. (H Shares)	5,436,000	2,450,667
United Parcel Service, Inc. Class B	426,300	31,780,665
		79,407,239
Airlines - 2.0%
AirTran Holdings, Inc. (a)	372,700	4,435,130
ExpressJet Holdings, Inc. Class A (a)	196,721	2,950,815
Frontier Airlines, Inc. (a)	153,200	2,184,632
JetBlue Airways Corp. (a)	1,618,554	42,924,052
Mesa Air Group, Inc. (a)	76,400	956,528
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,597,332
sponsored ADR (a)	2,815,657	142,584,870
Southwest Airlines Co.	336,200	5,426,268
		203,059,627
Commercial Services & Supplies - 1.4%
Apollo Group, Inc. Class A (a)	757,300	51,496,400
Aramark Corp. Class B	892,450	24,470,979
Cintas Corp.	43,897	2,200,557
Corinthian Colleges, Inc. (a)	169,841	9,436,366
Dun & Bradstreet Corp. (a)	56,700	2,875,257
Education Management Corp. (a)	327,400	10,162,496
H&R Block, Inc.	248,900	13,781,593

	Shares	Value (Note 1)
HON Industries, Inc.	22,500	$ 974,700
Ionics, Inc. (a)	22,000	700,700
ITT Educational Services, Inc. (a)	33,000	1,550,010
MemberWorks, Inc. (a)	98,263	2,669,806
Robert Half International, Inc. (a)	21,700	506,478
Stericycle, Inc. (a)	21,600	1,008,720
Strayer Education, Inc.	164,699	17,924,192
		139,758,254
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	49,200	1,319,544
Jacobs Engineering Group, Inc. (a)	608,620	29,219,846
		30,539,390
Electrical Equipment - 0.2%
American Power Conversion Corp.	268,500	6,564,825
Cooper Industries Ltd. Class A	157,700	9,135,561
Franklin Electric Co., Inc.	32,700	1,978,023
Rockwell Automation, Inc.	64,500	2,296,200
Roper Industries, Inc.	132,800	6,541,728
		26,516,337
Industrial Conglomerates - 3.6%
3M Co.	4,031,320	342,783,135
Carlisle Companies, Inc.	44,400	2,702,184
Hutchison Whampoa Ltd.	309,000	2,278,614
Tomkins PLC	114,100	544,996
Tyco International Ltd.	685,100	18,155,150
		366,464,079
Machinery - 1.9%
Caterpillar, Inc.	247,000	20,505,940
CUNO, Inc. (a)	1,000	45,030
Danaher Corp.	1,070,680	98,234,890
Deere & Co.	54,800	3,564,740
Dionex Corp. (a)	14,600	671,892
Donaldson Co., Inc.	173,300	10,252,428
Graco, Inc.	32,700	1,311,270
IDEX Corp.	44,000	1,829,960
Ingersoll-Rand Co. Ltd. Class A	95,200	6,462,176
PACCAR, Inc.	462,996	39,410,220
Pall Corp.	98,900	2,653,487
SPX Corp. (a)	44,200	2,599,402
Wabash National Corp. (a)	205,200	6,012,360
		193,553,795
Marine - 0.0%
Alexander & Baldwin, Inc.	56,400	1,900,116
CP Ships Ltd.	137,100	2,843,039
		4,743,155
Road & Rail - 0.3%
Canadian National Railway Co.	131,850	8,334,644
Canadian Pacific Railway Ltd.	59,050	1,665,163
Heartland Express, Inc.	484,844	11,728,376
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Knight Transportation, Inc. (a)	248,030	$ 6,361,970
Landstar System, Inc. (a)	166,780	6,344,311
		34,434,464
Trading Companies & Distributors - 0.1%
Fastenal Co.	103,412	5,164,395
MSC Industrial Direct Co., Inc. Class A	149,500	4,111,250
		9,275,645
TOTAL INDUSTRIALS		1,336,483,620
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 2.1%
Adtran, Inc.	152,860	4,738,660
Advanced Fibre Communications, Inc. (a)	43,800	882,570
Alcatel SA sponsored ADR (a)	283,600	3,644,260
Aspect Communications Corp. (a)	420,600	6,628,656
Avaya, Inc. (a)	175,700	2,273,558
Avocent Corp. (a)	36,500	1,332,980
CIENA Corp. (a)	217,300	1,442,872
Comverse Technology, Inc. (a)	328,600	5,780,074
Foundry Networks, Inc. (a)	88,500	2,421,360
Harris Corp.	66,400	2,519,880
NetScreen Technologies, Inc. (a)	755,800	18,706,050
Packeteer, Inc. (a)	55,000	933,900
QUALCOMM, Inc.	1,197,400	64,575,782
Research in Motion Ltd. (a)	472,300	31,574,049
Scientific-Atlanta, Inc.	933,100	25,473,630
Sonus Networks, Inc. (a)	363,800	2,750,328
Sycamore Networks, Inc. (a)	1,736,500	9,099,260
Telefonaktiebolaget LM Ericsson ADR (a)	1,836,609	32,507,979
UTStarcom, Inc. (a)	90,300	3,347,421
Vyyo, Inc. (a)	40,000	341,200
		220,974,469
Computers & Peripherals - 0.4%
Apple Computer, Inc. (a)	356,300	7,614,131
Applied Films Corp. (a)	64,700	2,136,394
Dell, Inc. (a)	483,500	16,419,660
Dot Hill Systems Corp. (a)	48,400	733,260
Electronics for Imaging, Inc. (a)	162,179	4,219,898
Logitech International SA sponsored ADR (a)	31,900	1,356,707
M-Systems Flash Disk Pioneers Ltd. (a)	213,600	3,691,008
SanDisk Corp. (a)	36,600	2,237,724
Seagate Technology	308,264	5,826,190
		44,234,972
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	77,000	2,251,480
Amphenol Corp. Class A (a)	117,700	7,524,561
AU Optronics Corp. sponsored ADR	420,800	5,015,936

	Shares	Value (Note 1)
Benchmark Electronics, Inc. (a)	17,700	$ 616,137
CDW Corp.	78,600	4,539,936
Flir Systems, Inc. (a)	813,000	29,674,500
Lexar Media, Inc. (a)	59,478	1,036,702
National Instruments Corp.	94,900	4,315,103
Solectron Corp. (a)	499,700	2,953,227
Symbol Technologies, Inc.	1,374,800	23,220,372
Thermo Electron Corp. (a)	93,200	2,348,640
Waters Corp. (a)	118,600	3,932,776
		87,429,370
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	535,700	5,758,775
j2 Global Communications, Inc. (a)	38,600	956,122
Lastminute.com PLC (a)	828,199	3,290,401
Lastminute.com PLC sponsored ADR (a)	22,000	445,500
Open Text Corp. (a)	64,800	1,232,858
Openwave Systems, Inc. (a)	109,800	1,207,800
Opsware, Inc. (a)	109,834	812,772
RADWARE Ltd. (a)	149,400	4,071,150
Sina Corp. (a)	73,000	2,463,750
SkillSoft PLC sponsored ADR (a)	44,100	381,465
Supportsoft, Inc. (a)	72,300	950,745
Yahoo!, Inc. (a)	2,694,486	121,709,933
		143,281,271
IT Services - 1.9%
Accenture Ltd. Class A (a)	65,200	1,716,064
Alliance Data Systems Corp. (a)	142,700	3,949,936
Anteon International Corp. (a)	774,900	27,935,145
CACI International, Inc. Class A (a)	44,600	2,168,452
Cognizant Technology Solutions Corp. Class A (a)	704,448	32,151,007
First Data Corp.	1,381,900	56,782,271
Hewitt Associates, Inc. Class A (a)	50,700	1,515,930
Infosys Technologies Ltd. sponsored ADR	259,800	24,862,860
iPayment, Inc.	55,309	1,880,506
Iron Mountain, Inc. (a)	262,400	10,375,296
ManTech International Corp. Class A (a)	198,702	4,957,615
Paychex, Inc.	108,237	4,026,416
Satyam Computer Services Ltd. ADR	60,000	1,759,800
SRA International, Inc. Class A (a)	301,200	12,981,720
Syntel, Inc.	168,221	4,156,741
Tyler Technologies, Inc. (a)	87,400	841,662
		192,061,421
Office Electronics - 0.2%
Canon, Inc.	275,600	13,129,585
Xerox Corp. (a)	99,300	1,370,340
Zebra Technologies Corp. Class A (a)	69,180	4,591,477
		19,091,402
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	1,323,000	60,394,950
ASML Holding NV (NY Shares) (a)	118,400	2,373,920
ATI Technologies, Inc. (a)	88,000	1,322,171
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Broadcom Corp. Class A (a)	167,600	$ 5,713,484
Cabot Microelectronics Corp. (a)	30,600	1,499,400
Hi/fn, Inc. (a)	2	24
Integrated Circuit Systems, Inc. (a)	404,900	11,535,601
Intel Corp.	178,200	5,738,040
International Rectifier Corp. (a)	348,400	17,214,444
Intersil Corp. Class A	151,700	3,769,745
KLA-Tencor Corp. (a)	183,600	10,771,812
Lam Research Corp. (a)	191,100	6,172,530
Linear Technology Corp.	515,000	21,666,050
LSI Logic Corp. (a)	491,500	4,359,605
Marvell Technology Group Ltd. (a)	1,044,400	39,614,092
Maxim Integrated Products, Inc.	118,300	5,891,340
Microchip Technology, Inc.	307,000	10,241,520
National Semiconductor Corp. (a)	188,200	7,416,962
O2Micro International Ltd. (a)	162,200	3,633,280
Omnivision Technologies, Inc. (a)	109,500	6,049,875
PMC-Sierra, Inc. (a)	224,100	4,515,615
Power Integrations, Inc. (a)	54,600	1,826,916
Samsung Electronics Co. Ltd.	298,400	112,853,947
Sigmatel, Inc.	112,900	2,786,372
Silicon Laboratories, Inc. (a)	796,190	34,411,332
Standard Microsystems Corp. (a)	42,300	1,070,190
STMicroelectronics NV (NY Shares)	73,000	1,971,730
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	412,588	4,224,901
Teradyne, Inc. (a)	58,300	1,483,735
Vitesse Semiconductor Corp. (a)	912,900	5,358,723
		395,882,306
Software - 1.6%
Activision, Inc. (a)	120,079	2,185,438
Adobe Systems, Inc.	668,589	26,275,548
Agile Software Corp. (a)	359,430	3,558,357
Altiris, Inc. (a)	743,739	27,131,599
Amdocs Ltd. (a)	154,200	3,466,416
Autodesk, Inc.	110,300	2,711,174
Business Objects SA sponsored ADR (a)	130,700	4,531,369
Citrix Systems, Inc. (a)	58,500	1,240,785
Computer Associates International, Inc.	65,100	1,779,834
Concord Communications, Inc. (a)	50,907	1,016,613
Electronic Arts, Inc. (a)	93,500	4,467,430
FileNET Corp. (a)	32,800	888,224
Intuit, Inc. (a)	200	10,582
Kronos, Inc. (a)	307,302	12,172,232
Mercury Interactive Corp. (a)	108,603	5,282,450
Novell, Inc. (a)	428,800	4,510,976
Red Hat, Inc. (a)	199,150	3,738,046
SAP AG sponsored ADR	328,200	13,639,992
Sonic Solutions, Inc. (a)	425,364	6,508,069
Symantec Corp. (a)	271,470	9,406,436
Synopsys, Inc. (a)	100,342	3,387,546

	Shares	Value (Note 1)
Take-Two Interactive Software, Inc. (a)	89,029	$ 2,564,925
VA Software Corp. (a)	174,750	683,273
VERITAS Software Corp. (a)	508,194	18,884,489
WatchGuard Technologies, Inc. (a)	100,000	582,000
		160,623,803
TOTAL INFORMATION TECHNOLOGY		1,263,579,014
MATERIALS - 7.3%
Chemicals - 1.1%
Cytec Industries, Inc. (a)	84,400	3,240,116
Dow Chemical Co.	178,300	7,411,931
Eastman Chemical Co.	44,300	1,751,179
Ecolab, Inc.	1,649,000	45,133,130
FMC Corp. (a)	55,100	1,880,563
Headwaters, Inc. (a)	165,200	3,241,224
Methanex Corp.	259,570	2,907,456
Praxair, Inc.	129,800	4,958,360
Rohm & Haas Co.	44,000	1,879,240
Sigma Aldrich Corp.	28,800	1,646,784
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (H Shares) (a)	3,248,000	1,265,547
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	256,000	11,842,560
The Scotts Co. Class A (a)	170,400	10,080,864
Valspar Corp.	259,500	12,824,490
		110,063,444
Construction Materials - 0.1%
Centex Construction Products, Inc.	22,700	1,368,129
Florida Rock Industries, Inc.	114,200	6,263,870
		7,631,999
Containers & Packaging - 0.0%
Pactiv Corp. (a)	33,200	793,480
Peak International Ltd. (a)	200,000	1,120,000
Sealed Air Corp. (a)	33,300	1,802,862
		3,716,342
Metals & Mining - 6.0%
Aber Diamond Corp. (a)	475,850	17,244,610
Alcoa, Inc.	117,200	4,453,600
Anglo American PLC ADR	967,900	21,409,948
Anglogold Ltd. sponsored ADR	176,900	8,261,230
Apex Silver Mines Ltd. (a)	352,000	7,356,800
Companhia Vale do Rio Doce sponsored ADR	243,300	14,233,050
Compania de Minas Buenaventura SA sponsored ADR	1,770,700	50,075,396
First Quantum Minerals Ltd. (a)	115,700	1,254,933
Freeport-McMoRan Copper & Gold, Inc. Class B	1,714,892	72,248,400
Gabriel Resources Ltd. (a)	2,128,900	8,041,636
Glamis Gold Ltd. (a)	636,600	10,933,895
Gold Fields Ltd.	1,514,671	21,618,754
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	4,008,466	$ 63,717,676
IAMGOLD Corp.	584,100	4,061,503
Impala Platinum Holdings Ltd.	128,400	11,130,175
Inco Ltd. (a)	131,000	5,215,965
International Steel Group, Inc. (a)	43,700	1,702,115
IPSCO, Inc.	221,200	4,101,033
Ivanhoe Mines Ltd. (a)	399,100	3,168,925
Ivanhoe Mines Ltd. warrants 12/19/05 (a)	198,450	451,301
Kinross Gold Corp. (a)(c)	545,000	4,335,800
Kinross Gold Corp. (a)	1,679,588	13,362,125
Liquidmetal Technologies (a)	365,500	1,038,020
Newcrest Mining Ltd.	769,500	7,493,201
Newmont Mining Corp.	2,779,851	135,128,557
Newmont Mining Corp. CHESS Depository Interests	942,731	4,664,474
Novagold Resources, Inc. (a)	220,000	1,100,678
Nucor Corp.	44,200	2,475,200
Peabody Energy Corp.	88,400	3,687,164
Placer Dome, Inc.	88,500	1,580,747
Rio Tinto PLC (Reg.)	3,693,700	102,786,454
SouthernEra Resources Ltd. (a)	558,200	2,306,469
Wheaton River Minerals Ltd. (a)	1,102,300	3,288,545
Yanzhou Coal Mining Co. Ltd. sponsored ADR	55,800	2,906,064
		616,834,443
Paper & Forest Products - 0.1%
Sappi Ltd.	651,411	8,859,423
TOTAL MATERIALS		747,105,651
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.1%
PT Telkomunikasi Indonesia Tbk sponsored ADR	54,600	896,532
SBC Communications, Inc.	175,400	4,572,678
Telecom Italia Spa ADR (a)	89,453	2,655,860
		8,125,070
Wireless Telecommunication Services - 3.0%
America Movil SA de CV sponsored ADR	845,500	23,115,970
KDDI Corp.	2,707	15,588,458
mmO2 PLC (a)	935,700	1,286,505
Mobile TeleSystems OJSC sponsored ADR	143,400	11,873,520
Nextel Communications, Inc. Class A (a)	4,736,400	132,903,384
Nextel Partners, Inc. Class A (a)	1,049,700	14,118,465
NII Holdings, Inc. Class B (a)	219,200	16,358,896
Vimpel Communications sponsored ADR (a)	485,700	35,698,950

	Shares	Value (Note 1)
Vodafone Group PLC sponsored ADR	2,251,000	$ 56,365,040
Wireless Facilities, Inc. (a)	379,300	5,636,398
		312,945,586
TOTAL TELECOMMUNICATION SERVICES		321,070,656
UTILITIES - 0.1%
Electric Utilities - 0.1%
Entergy Corp.	64,780	3,700,881
Huaneng Power International, Inc. sponsored ADR	11,100	770,451
PG&E Corp. (a)	228,700	6,350,999
		10,822,331
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	54,700	2,347,724
TOTAL UTILITIES		13,170,055
TOTAL COMMON STOCKS (Cost $7,181,055,220)		9,843,026,718
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Xerox Capital Trust II 7.50% (c)	237,900	19,027,718
Insurance - 0.0%
St. Paul Companies, Inc. 9.00% (a)	37,200	2,734,200
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,486,820)		21,761,918
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 4.75% 2/1/09	$ 4,808,000	4,808,000
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	14,911,688
8.25% 1/31/06	5,090,000	15,104,575
		30,016,263
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	9,860,000	10,007,900
TOTAL CONVERTIBLE BONDS (Cost $22,905,455)		44,832,163
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 0.9% to 0.94% 1/22/04 to 2/12/04 (d) (Cost $3,997,147)	$ 4,000,000	3,997,649
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	592,409,996	592,409,996
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	122,793,407	122,793,407
TOTAL MONEY MARKET FUNDS (Cost $715,203,403)		715,203,403
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $7,939,648,045)		10,628,821,851
NET OTHER ASSETS - (3.5)%		(354,884,861)
NET ASSETS - 100%		$ 10,273,936,990
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Equity Index Contracts
165 S&P 500 Index Contracts	March 2004	$ 45,812,250	$ 739,135

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,451,411 or 0.4% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,997,649.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,214,813,929 and $5,298,381,741, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $11,070,125, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357,055 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.9%
United Kingdom	5.1%
Canada	4.5%
Bermuda	2.7%
Switzerland	1.9%
Ireland	1.9%
Korea (South)	1.1%
Japan	1.1%
Others (individually less than 1%)	5.8%
100.0%
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $1,251,202,000 of which $587,643,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $120,092,534) (cost $7,939,648,045) - See accompanying schedule		$ 10,628,821,851
Cash		13,224
Foreign currency held at value (cost $42)		42
Receivable for investments sold		42,998,794
Receivable for fund shares sold		7,619,391
Dividends receivable		6,380,886
Interest receivable		1,217,191
Receivable for daily variation on futures contracts		119,625
Prepaid expenses		52,751
Other receivables		571,835
Total assets		10,687,795,590
Liabilities
Payable for investments purchased	$ 276,478,211
Payable for fund shares redeemed	8,516,731
Accrued management fee	4,803,174
Distribution fees payable	318,543
Other affiliated payables	644,037
Other payables and accrued expenses	304,497
Collateral on securities loaned, at value	122,793,407
Total liabilities		413,858,600
Net Assets		$ 10,273,936,990
Net Assets consist of:
Paid in capital		$ 8,829,933,412
Undistributed net investment income		23,673,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,270,037,422)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,690,367,590
Net Assets		$ 10,273,936,990
Initial Class: Net Asset Value, offering price and redemption price per share ($7,665,424,202 ÷ 331,370,153 shares)		$ 23.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,695,467,271 ÷ 73,519,151 shares)		$ 23.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($910,340,896 ÷ 39,705,173 shares)		$ 22.93
Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,704,621 ÷ 118,112 shares)		$ 22.90

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 72,992,576
Interest		9,366,664
Security lending		1,344,960
Total income		83,704,200

Expenses
Management fee	$ 49,164,152
Transfer agent fees	5,807,998
Distribution fees	2,941,650
Accounting and security lending fees	831,119
Non-interested trustees' compensation	41,467
Appreciation in deferred trustee compensation account	5,445
Custodian fees and expenses	657,598
Registration fees	3,178
Audit	83,455
Legal	41,280
Miscellaneous	355,144
Total expenses before reductions	59,932,486
Expense reductions	(2,029,345)	57,903,141
Net investment income (loss)		25,801,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	92,651,291
Foreign currency transactions	(301,484)
Futures contracts	6,252,166
Total net realized gain (loss)		98,601,973
Change in net unrealized appreciation (depreciation) on: Investment securities	2,067,468,704
Assets and liabilities in foreign currencies	429,327
Futures contracts	1,964,275
Total change in net unrealized appreciation (depreciation)		2,069,862,306
Net gain (loss)		2,168,464,279
Net increase (decrease) in net assets resulting from operations		$ 2,194,265,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,801,059	$ 38,078,167
Net realized gain (loss)	98,601,973	(637,510,720)
Change in net unrealized appreciation (depreciation)	2,069,862,306	(207,088,852)
Net increase (decrease) in net assets resulting from operations	2,194,265,338	(806,521,405)
Distributions to shareholders from net investment income	(35,507,037)	(65,347,191)
Share transactions - net increase (decrease)	535,497,703	46,140,066
Redemption fees	3,718	49
Total increase (decrease) in net assets	2,694,259,722	(825,728,481)
Net Assets
Beginning of period	7,579,677,268	8,405,405,749
End of period (including undistributed net investment income of $23,673,410 and undistributed net investment income of $34,847,840, respectively)	$ 10,273,936,990	$ 7,579,677,268
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R
Sold	43,575,507	16,391,007	21,425,743	119,703
Reinvested	1,718,846	269,021	92,062	161
Redeemed	(43,003,502)	(8,751,544)	(6,273,261)	(46,848)
Net increase (decrease)	2,290,851	7,908,484	15,244,544	73,016
Dollars Sold	$ 877,441,120	$ 326,586,457	$ 422,566,799	$ 2,529,458
Reinvested	29,357,892	4,584,117	1,562,295	2,733
Redeemed	(837,322,380)	(169,383,155)	(121,521,459)	(906,174)
Net increase (decrease)	$ 69,476,632	$ 161,787,419	$ 302,607,635	$ 1,626,017

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2RA
Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733
From net realized gain	-	-	-	-
Total	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Income from Investment Operations
Net investment income (loss) C	.07	.10	.16	.17	.12
Net realized and unrealized gain (loss)	5.05	(1.97)	(3.01)	(1.84)	5.59
Total from investment operations	5.12	(1.87)	(2.85)	(1.67)	5.71
Distributions from net investment income	(.09)	(.16)	(.17)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.09)	(.16)	(.77)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.13	$ 18.10	$ 20.13	$ 23.75	$ 29.15
Total Return A,B	28.46%	(9.35)%	(12.28)%	(6.58)%	24.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.68%	.66%	.67%
Expenses net of voluntary waivers, if any	.67%	.68%	.68%	.66%	.67%
Expenses net of all reductions	.65%	.64%	.64%	.63%	.65%
Net investment income (loss)	.34%	.50%	.77%	.69%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,665,424	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Income from Investment Operations
Net investment income (loss) C	.05	.08	.14	.15	.10
Net realized and unrealized gain (loss)	5.04	(1.96)	(3.00)	(1.85)	5.58
Total from investment operations	5.09	(1.88)	(2.86)	(1.70)	5.68
Distributions from net investment income	(.07)	(.14)	(.15)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.07)	(.14)	(.75)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.06	$ 18.04	$ 20.06	$ 23.67	$ 29.10
Total ReturnA,B	28.35%	(9.42)%	(12.36)%	(6.71)%	24.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.78%	.76%	.78%
Expenses net of voluntary waivers, if any	.77%	.78%	.78%	.76%	.78%
Expenses net of all reductions	.75%	.74%	.74%	.74%	.75%
Net investment income (loss)	.24%	.39%	.67%	.59%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,695,467	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss) E	.02	.05	.10	.10
Net realized and unrealized gain (loss)	5.02	(1.96)	(2.98)	(.93)
Total from investment operations	5.04	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.06)	(.14)	(.16)	(.11)
Distributions from net realized gain	-	-	(.60)	(3.62)
Total distributions	(.06)	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E,H	-	-	-	-
Net asset value, end of period	$ 22.93	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	28.20%	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.94%	.92% A
Expenses net of voluntary waivers, if any	.93%	.93%	.94%	.92% A
Expenses net of all reductions	.90%	.90%	.90%	.90% A
Net investment income (loss)	.09%	.24%	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 910,341	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	66%	84%	140%	177%

A Annualized B Total returns for periods of less than one year are not annualized. CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	5.01	(2.57)
Total from investment operations	5.03	(2.54)
Distributions from net investment income	(.08)	-
Redemption fees added to paid in capital E,H	-	-
Net asset value, end of period	$ 22.90	$ 17.95
Total Return B,C,D	28.18%	(12.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.96% A
Expenses net of voluntary waivers, if any	.93%	.96% A
Expenses net of all reductions	.90%	.92% A
Net investment income (loss)	.08%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705	$ 810
Portfolio turnover rate	66%	84%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Contrafund Portfolio

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,739,090,446	|
Unrealized depreciation	(75,580,521)
Net unrealized appreciation (depreciation)	2,663,509,925
Undistributed ordinary income	31,695,559
Capital loss carryforward	(1,251,201,906)

Cost for federal income tax purposes	$ 7,965,311,926

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 35,507,037	$ 65,347,191

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Contrafund Portfolio

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 1,362,647	|
Service Class 2	1,576,615
Service Class 2R	2,388
	$ 2,941,650

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out-of-pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out-of-pocket expenses, were as follows:

Initial Class	$ 4,410,751	|
Service Class	940,378
Service Class 2	456,139
Service Class 2R	730
	$ 5,807,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,079,838 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,997,790 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $31,555.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the fund and two unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the fund.

Contrafund Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP

(accounting consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee.

Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (43)

Year of Election or Appointment: 1995

Vice President of VIP Contrafund, which he has managed since January 1995. He also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Contrafund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Contrafund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Contrafund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Contrafund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	88%
Service Class	100%
Service Class 2	100%

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Contrafund Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0204
1.540131.106

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Initial Class	28.41%	-0.83%	10.77%
Fidelity VIP: Index 500 - Service ClassA	28.27%	-0.90%	10.73%
Fidelity VIP: Index 500 - Service Class 2B	28.09%	-1.02%	10.66%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Management's Discussion of Fund Performance

Comments from Jacques Perold, Portfolio Manager of Fidelity® Variable Insurance Products: Index 500 Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12 months that ended December 31, 2003, the fund's performance was in line with the Standard & Poor's 500 Index, which rose 28.69%. The fund beat its peer group, the LipperSM Variable Annuity S&P 500 Index Objective Funds Average, which rose 27.96%. As demand for computer chips and memory recovered, semiconductor maker Intel saw its revenues and earnings increase. Other technology stocks also had a significant positive impact on the fund's performance. For example, Cisco Systems, the dominant name in networking, saw its stock rise as investors anticipated continued strengthening in technology demand. IBM, the world's largest seller of computer equipment and technology services, benefited from an increasingly favorable environment for technology consulting. In the financial sector, Citigroup and J.P. Morgan Chase saw their financial outlooks improve along with the performance of the stock market. On the negative side, investors tended to avoid health care and other defensive stocks because they believed better growth opportunities could be found elsewhere in the market. Schering-Plough was hurt by concerns that the company may not be able to replace revenue it once received from Claritin, its popular allergy drug now sold over the counter. A second drug company, Merck, was the largest detractor from the index during the period. Investors noted that the company's most important products would soon lose their patent protection, and that the company had few new drugs in its pipeline to pick up the slack. In the telecommunication services industry, Verizon Communications, the largest provider of local phone service in the United States, was hurt by an ongoing decline in revenues as well as expenses associated with a new labor contract implemented during the year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2003
% of fund's net assets
General Electric Co.	3.0
Microsoft Corp.	2.9
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.6
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.2
Intel Corp.	2.0
American International Group, Inc.	1.7
Cisco Systems, Inc.	1.6
International Business Machines Corp.	1.5
22.5
Market Sectors as of December 31, 2003
% of fund's net assets
Financials	20.5
Information Technology	17.6
Health Care	13.2
Consumer Discretionary	11.2
Consumer Staples	10.9
Industrials	10.8
Energy	5.8
Telecommunication Services	3.5
Materials	3.0
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,185	$ 474,315
Dana Corp.	44,651	819,346
Delphi Corp.	168,336	1,718,711
Goodyear Tire & Rubber Co.	52,675	414,026
Johnson Controls, Inc.	27,135	3,150,916
Visteon Corp.	39,279	408,894
		6,986,208
Automobiles - 0.7%
Ford Motor Co.	550,121	8,801,936
General Motors Corp.	168,473	8,996,458
Harley-Davidson, Inc.	91,025	4,326,418
		22,124,812
Distributors - 0.1%
Genuine Parts Co.	52,267	1,735,264
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp. unit	189,252	7,518,982
Darden Restaurants, Inc.	49,531	1,042,132
Harrah's Entertainment, Inc.	33,188	1,651,767
Hilton Hotels Corp.	113,984	1,952,546
International Game Technology	104,018	3,713,443
Marriott International, Inc. Class A	69,473	3,209,653
McDonald's Corp.	381,309	9,467,902
Starbucks Corp. (a)	117,498	3,884,484
Starwood Hotels & Resorts Worldwide, Inc. unit	60,763	2,185,645
Wendy's International, Inc.	34,231	1,343,224
Yum! Brands, Inc. (a)	88,376	3,040,134
		39,009,912
Household Durables - 0.5%
American Greetings Corp. Class A (a)	19,968	436,700
Black & Decker Corp.	23,355	1,151,869
Centex Corp.	18,675	2,010,364
Fortune Brands, Inc.	43,825	3,133,049
KB Home	13,926	1,009,914
Leggett & Platt, Inc.	57,666	1,247,316
Maytag Corp.	23,600	657,260
Newell Rubbermaid, Inc.	82,441	1,877,182
Pulte Homes, Inc.	18,643	1,745,358
Snap-On, Inc.	17,505	564,361
The Stanley Works	24,352	922,210
Tupperware Corp.	17,557	304,438
Whirlpool Corp.	20,928	1,520,419
		16,580,440
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	194,081	12,535,692
Leisure Equipment & Products - 0.2%
Brunswick Corp.	27,497	875,230
Eastman Kodak Co.	86,099	2,210,161

	Shares	Value (Note 1)
Hasbro, Inc.	52,422	$ 1,115,540
Mattel, Inc.	129,156	2,488,836
		6,689,767
Media - 4.1%
Clear Channel Communications, Inc.	184,946	8,661,021
Comcast Corp. Class A (a)	676,273	22,229,094
Dow Jones & Co., Inc.	24,506	1,221,624
Gannett Co., Inc.	81,438	7,261,012
Interpublic Group of Companies, Inc.	124,574	1,943,354
Knight-Ridder, Inc.	24,004	1,857,189
McGraw-Hill Companies, Inc.	57,565	4,024,945
Meredith Corp.	15,072	735,664
Omnicom Group, Inc.	57,084	4,985,146
The New York Times Co. Class A	44,751	2,138,650
Time Warner, Inc. (a)	1,358,520	24,439,775
Tribune Co.	93,813	4,840,751
Univision Communications, Inc. Class A (a)	96,893	3,845,683
Viacom, Inc. Class B (non-vtg.)	525,545	23,323,687
Walt Disney Co.	614,512	14,336,565
		125,844,160
Multiline Retail - 1.0%
Big Lots, Inc. (a)	35,120	499,055
Dillard's, Inc. Class A	25,025	411,912
Dollar General Corp.	101,252	2,125,279
Family Dollar Stores, Inc.	51,802	1,858,656
Federated Department Stores, Inc.	54,317	2,559,960
JCPenney Co., Inc.	82,028	2,155,696
Kohl's Corp. (a)	102,153	4,590,756
Nordstrom, Inc.	41,291	1,416,281
Sears, Roebuck & Co.	76,259	3,469,022
Target Corp.	273,841	10,515,494
The May Department Stores Co.	86,702	2,520,427
		32,122,538
Specialty Retail - 2.4%
AutoNation, Inc. (a)	82,644	1,518,170
AutoZone, Inc. (a)	26,667	2,272,295
Bed Bath & Beyond, Inc. (a)	88,964	3,856,589
Best Buy Co., Inc.	97,231	5,079,347
Boise Cascade Corp.	25,979	853,670
Circuit City Stores, Inc.	62,931	637,491
Gap, Inc.	269,146	6,246,879
Home Depot, Inc.	683,569	24,259,864
Limited Brands, Inc.	155,235	2,798,887
Lowe's Companies, Inc.	236,253	13,086,054
Office Depot, Inc. (a)	94,080	1,572,077
RadioShack Corp.	49,306	1,512,708
Sherwin-Williams Co.	43,797	1,521,508
Staples, Inc. (a)	148,763	4,061,230
Tiffany & Co., Inc.	44,055	1,991,286
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	151,205	$ 3,334,070
Toys 'R' Us, Inc. (a)	64,139	810,717
		75,412,842
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc.	37,957	1,337,225
Liz Claiborne, Inc.	32,786	1,162,592
NIKE, Inc. Class B	78,842	5,397,523
Reebok International Ltd.	17,693	695,689
VF Corp.	32,466	1,403,830
		9,996,859
TOTAL CONSUMER DISCRETIONARY		349,038,494
CONSUMER STAPLES - 10.9%
Beverages - 2.6%
Adolph Coors Co. Class B	10,937	613,566
Anheuser-Busch Companies, Inc.	244,788	12,895,432
Brown-Forman Corp. Class B (non-vtg.)	18,230	1,703,594
Coca-Cola Enterprises, Inc.	136,671	2,988,995
Pepsi Bottling Group, Inc.	78,949	1,908,987
PepsiCo, Inc.	515,782	24,045,757
The Coca-Cola Co.	736,536	37,379,202
		81,535,533
Food & Staples Retailing - 3.5%
Albertson's, Inc.	110,238	2,496,891
Costco Wholesale Corp. (a)	137,528	5,113,291
CVS Corp.	118,656	4,285,855
Kroger Co. (a)	223,858	4,143,612
Safeway, Inc. (a)	132,885	2,911,510
SUPERVALU, Inc.	40,286	1,151,777
Sysco Corp.	194,431	7,238,666
Wal-Mart Stores, Inc.	1,300,245	68,977,997
Walgreen Co.	308,013	11,205,513
Winn-Dixie Stores, Inc.	42,549	423,363
		107,948,475
Food Products - 1.2%
Archer-Daniels-Midland Co.	194,285	2,957,018
Campbell Soup Co.	123,285	3,304,038
ConAgra Foods, Inc.	161,315	4,257,103
General Mills, Inc.	112,176	5,081,573
H.J. Heinz Co.	105,716	3,851,234
Hershey Foods Corp.	39,093	3,009,770
Kellogg Co.	122,622	4,669,446
McCormick & Co., Inc. (non-vtg.)	41,708	1,255,411
Sara Lee Corp.	237,441	5,154,844
Wm. Wrigley Jr. Co.	67,526	3,795,636
		37,336,073
Household Products - 1.9%
Clorox Co.	63,402	3,078,801
Colgate-Palmolive Co.	161,409	8,078,520

	Shares	Value (Note 1)
Kimberly-Clark Corp.	151,560	$ 8,955,680
Procter & Gamble Co.	389,590	38,912,249
		59,025,250
Personal Products - 0.5%
Alberto-Culver Co. Class B	17,658	1,113,867
Avon Products, Inc.	71,057	4,795,637
Gillette Co.	303,963	11,164,561
		17,074,065
Tobacco - 1.2%
Altria Group, Inc.	610,248	33,209,696
RJ Reynolds Tobacco Holdings, Inc.	25,426	1,478,522
UST, Inc.	49,828	1,778,361
		36,466,579
TOTAL CONSUMER STAPLES		339,385,975
ENERGY - 5.8%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	100,602	3,235,360
BJ Services Co. (a)	47,555	1,707,225
Halliburton Co.	131,613	3,421,938
Nabors Industries Ltd. (a)	44,041	1,827,702
Noble Corp. (a)	40,195	1,438,177
Rowan Companies, Inc. (a)	28,260	654,784
Schlumberger Ltd. (NY Shares)	175,892	9,624,810
Transocean, Inc. (a)	96,109	2,307,577
		24,217,573
Oil & Gas - 5.0%
Amerada Hess Corp.	27,002	1,435,696
Anadarko Petroleum Corp.	75,380	3,845,134
Apache Corp.	48,683	3,948,191
Ashland, Inc.	20,611	908,121
Burlington Resources, Inc.	59,679	3,305,023
ChevronTexaco Corp.	321,160	27,745,012
ConocoPhillips	204,533	13,411,229
Devon Energy Corp.	69,870	4,000,756
EOG Resources, Inc.	34,577	1,596,420
Exxon Mobil Corp.	1,985,858	81,420,178
Kerr-McGee Corp.	30,299	1,408,601
Marathon Oil Corp.	93,211	3,084,352
Occidental Petroleum Corp.	115,707	4,887,464
Sunoco, Inc.	23,207	1,187,038
Unocal Corp.	77,800	2,865,374
		155,048,589
TOTAL ENERGY		179,266,162
FINANCIALS - 20.5%
Capital Markets - 3.7%
Bank of New York Co., Inc.	232,416	7,697,618
Bear Stearns Companies, Inc.	29,450	2,354,528
Charles Schwab Corp.	407,577	4,825,712
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Federated Investors, Inc. Class B (non-vtg.)	32,647	$ 958,516
Franklin Resources, Inc.	75,406	3,925,636
Goldman Sachs Group, Inc.	142,249	14,044,244
J.P. Morgan Chase & Co.	612,982	22,514,829
Janus Capital Group, Inc.	72,308	1,186,574
Lehman Brothers Holdings, Inc.	81,578	6,299,453
Mellon Financial Corp.	129,260	4,150,539
Merrill Lynch & Co., Inc.	284,008	16,657,069
Morgan Stanley	325,391	18,830,377
Northern Trust Corp.	66,203	3,073,143
State Street Corp.	100,412	5,229,457
T. Rowe Price Group, Inc.	37,411	1,773,656
		113,521,351
Commercial Banks - 6.3%
AmSouth Bancorp.	105,476	2,584,162
Bank of America Corp.	444,397	35,742,851
Bank One Corp.	335,871	15,312,359
BB&T Corp.	164,223	6,345,577
Charter One Financial, Inc.	66,887	2,310,946
Comerica, Inc.	52,685	2,953,521
Fifth Third Bancorp	170,956	10,103,500
First Tennessee National Corp.	37,708	1,662,923
FleetBoston Financial Corp.	320,433	13,986,900
Huntington Bancshares, Inc.	68,767	1,547,258
KeyCorp	125,928	3,692,209
Marshall & Ilsley Corp.	68,031	2,602,186
National City Corp.	182,642	6,198,869
North Fork Bancorp, Inc., New York	45,569	1,844,177
PNC Financial Services Group, Inc.	83,301	4,559,064
Regions Financial Corp.	66,748	2,483,026
SouthTrust Corp.	99,691	3,262,886
SunTrust Banks, Inc.	84,583	6,047,685
Synovus Financial Corp.	90,662	2,621,945
U.S. Bancorp, Delaware	579,475	17,256,766
Union Planters Corp.	56,651	1,783,940
Wachovia Corp.	397,711	18,529,355
Wells Fargo & Co.	508,356	29,937,085
Zions Bancorp	26,998	1,655,787
		195,024,977
Consumer Finance - 1.2%
American Express Co.	386,453	18,638,628
Capital One Financial Corp.	69,378	4,252,178
MBNA Corp.	383,866	9,539,070
Providian Financial Corp. (a)	87,197	1,014,973
SLM Corp.	135,447	5,103,643
		38,548,492
Diversified Financial Services - 2.6%
Citigroup, Inc.	1,549,880	75,231,175

	Shares	Value (Note 1)
Moody's Corp.	44,706	$ 2,706,948
Principal Financial Group, Inc.	97,033	3,208,881
		81,147,004
Insurance - 4.5%
ACE Ltd.	83,846	3,472,901
AFLAC, Inc.	154,075	5,574,434
Allstate Corp.	211,383	9,093,697
AMBAC Financial Group, Inc.	32,104	2,227,697
American International Group, Inc.	783,535	51,932,700
Aon Corp.	94,221	2,255,651
Cincinnati Financial Corp.	48,199	2,018,574
Hartford Financial Services Group, Inc.	84,996	5,017,314
Jefferson-Pilot Corp.	42,379	2,146,496
John Hancock Financial Services, Inc.	86,921	3,259,538
Lincoln National Corp.	53,474	2,158,745
Loews Corp.	55,716	2,755,156
Marsh & McLennan Companies, Inc.	159,306	7,629,164
MBIA, Inc.	43,302	2,564,777
MetLife, Inc.	228,384	7,689,689
Progressive Corp.	64,895	5,424,573
Prudential Financial, Inc.	162,389	6,782,989
SAFECO Corp.	41,630	1,620,656
St. Paul Companies, Inc.	64,448	2,555,363
The Chubb Corp.	56,416	3,841,930
Torchmark Corp.	34,003	1,548,497
Travelers Property Casualty Corp. Class B	311,391	5,284,305
UnumProvident Corp.	88,949	1,402,726
XL Capital Ltd. Class A	41,242	3,198,317
		141,455,889
Real Estate - 0.4%
Apartment Investment & Management Co. Class A	28,305	976,523
Equity Office Properties Trust	120,105	3,441,008
Equity Residential (SBI)	82,760	2,442,248
Plum Creek Timber Co., Inc.	54,979	1,674,111
ProLogis	54,056	1,734,657
Simon Property Group, Inc.	57,476	2,663,438
		12,931,985
Thrifts & Mortgage Finance - 1.8%
Countrywide Financial Corp.	55,317	4,195,794
Fannie Mae	291,929	21,912,191
Freddie Mac	209,019	12,189,988
Golden West Financial Corp., Delaware	45,645	4,710,108
MGIC Investment Corp.	29,578	1,684,171
Washington Mutual, Inc.	270,198	10,840,344
		55,532,596
TOTAL FINANCIALS		638,162,294
HEALTH CARE - 13.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	387,554	23,950,837
Biogen Idec, Inc. (a)	98,423	3,619,998
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
Chiron Corp. (a)	56,398	$ 3,214,122
Genzyme Corp. - General Division (a)	67,342	3,322,654
MedImmune, Inc. (a)	74,370	1,888,998
		35,996,609
Health Care Equipment & Supplies - 2.0%
Applera Corp. - Applied Biosystems Group	62,500	1,294,375
Bausch & Lomb, Inc.	15,753	817,581
Baxter International, Inc.	183,360	5,596,147
Becton, Dickinson & Co.	76,294	3,138,735
Biomet, Inc.	76,813	2,796,761
Boston Scientific Corp. (a)	246,108	9,046,930
C.R. Bard, Inc.	15,581	1,265,956
Guidant Corp.	93,437	5,624,907
Medtronic, Inc.	364,155	17,701,575
Millipore Corp. (a)	14,664	631,285
St. Jude Medical, Inc. (a)	51,835	3,180,077
Stryker Corp.	59,934	5,094,989
Zimmer Holdings, Inc. (a)	72,654	5,114,842
		61,304,160
Health Care Providers & Services - 1.8%
Aetna, Inc.	45,838	3,097,732
AmerisourceBergen Corp.	33,619	1,887,707
Anthem, Inc. (a)	41,545	3,115,875
Cardinal Health, Inc.	130,074	7,955,326
CIGNA Corp.	42,209	2,427,018
Express Scripts, Inc. (a)	23,598	1,567,615
HCA, Inc.	148,870	6,395,455
Health Management Associates, Inc. Class A	72,050	1,729,200
Humana, Inc. (a)	48,400	1,105,940
IMS Health, Inc.	71,944	1,788,528
Manor Care, Inc.	26,781	925,819
McKesson Corp.	87,553	2,815,704
Medco Health Solutions, Inc. (a)	81,211	2,760,362
Quest Diagnostics, Inc.	31,232	2,283,372
Tenet Healthcare Corp. (a)	139,640	2,241,222
UnitedHealth Group, Inc.	176,252	10,254,341
WellPoint Health Networks, Inc. (a)	45,649	4,427,497
		56,778,713
Pharmaceuticals - 8.3%
Abbott Laboratories	469,696	21,887,834
Allergan, Inc.	39,189	3,010,107
Bristol-Myers Squibb Co.	582,642	16,663,561
Eli Lilly & Co.	337,367	23,727,021
Forest Laboratories, Inc. (a)	109,851	6,788,792
Johnson & Johnson	891,753	46,067,960
King Pharmaceuticals, Inc. (a)	72,449	1,105,572
Merck & Co., Inc.	668,481	30,883,822

	Shares	Value (Note 1)
Pfizer, Inc.	2,292,826	$ 81,005,543
Schering-Plough Corp.	441,475	7,677,250
Watson Pharmaceuticals, Inc. (a)	32,434	1,491,964
Wyeth	400,129	16,985,476
		257,294,902
TOTAL HEALTH CARE		411,374,384
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.8%
Boeing Co.	252,742	10,650,548
General Dynamics Corp.	59,408	5,369,889
Goodrich Corp.	35,333	1,049,037
Honeywell International, Inc.	258,996	8,658,236
Lockheed Martin Corp.	135,462	6,962,747
Northrop Grumman Corp.	55,020	5,259,912
Raytheon Co.	125,052	3,756,562
Rockwell Collins, Inc.	53,182	1,597,055
United Technologies Corp.	141,375	13,398,109
		56,702,095
Air Freight & Logistics - 1.0%
FedEx Corp.	89,620	6,049,350
Ryder System, Inc.	19,269	658,036
United Parcel Service, Inc. Class B	337,769	25,180,679
		31,888,065
Airlines - 0.1%
Delta Air Lines, Inc.	37,093	438,068
Southwest Airlines Co.	236,505	3,817,191
		4,255,259
Building Products - 0.2%
American Standard Companies, Inc. (a)	21,874	2,202,712
Masco Corp.	139,150	3,814,102
		6,016,814
Commercial Services & Supplies - 1.0%
Allied Waste Industries, Inc. (a)	96,206	1,335,339
Apollo Group, Inc. Class A (a)	52,986	3,603,048
Avery Dennison Corp.	33,190	1,859,304
Cendant Corp. (a)	304,411	6,779,233
Cintas Corp.	51,308	2,572,070
Deluxe Corp.	15,185	627,596
Equifax, Inc.	41,784	1,023,708
H&R Block, Inc.	53,562	2,965,728
Monster Worldwide, Inc. (a)	33,880	744,005
Pitney Bowes, Inc.	70,182	2,850,793
R.R. Donnelley & Sons Co.	34,137	1,029,231
Robert Half International, Inc. (a)	51,442	1,200,656
Waste Management, Inc.	174,996	5,179,882
		31,770,593
Construction & Engineering - 0.0%
Fluor Corp.	24,649	977,086
Electrical Equipment - 0.5%
American Power Conversion Corp.	59,653	1,458,516
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - continued
Cooper Industries Ltd. Class A	28,047	$ 1,624,763
Emerson Electric Co.	126,426	8,186,084
Power-One, Inc. (a)	25,017	270,934
Rockwell Automation, Inc.	56,012	1,994,027
Thomas & Betts Corp.	17,566	402,086
		13,936,410
Industrial Conglomerates - 4.2%
3M Co.	235,811	20,051,009
General Electric Co.	3,016,690	93,457,053
Textron, Inc.	40,865	2,331,757
Tyco International Ltd.	600,610	15,916,165
		131,755,984
Machinery - 1.4%
Caterpillar, Inc.	104,325	8,661,062
Crane Co.	17,853	548,801
Cummins, Inc.	12,709	621,978
Danaher Corp.	46,135	4,232,886
Deere & Co.	72,107	4,690,560
Dover Corp.	60,845	2,418,589
Eaton Corp.	22,834	2,465,615
Illinois Tool Works, Inc.	92,573	7,767,800
Ingersoll-Rand Co. Ltd. Class A	52,121	3,537,973
ITT Industries, Inc.	27,722	2,057,250
Navistar International Corp. (a)	20,639	988,402
PACCAR, Inc.	35,056	2,983,967
Pall Corp.	37,548	1,007,413
Parker Hannifin Corp.	35,624	2,119,628
		44,101,924
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	111,530	3,607,996
CSX Corp.	64,300	2,310,942
Norfolk Southern Corp.	117,298	2,774,098
Union Pacific Corp.	76,667	5,326,823
		14,019,859
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	27,416	1,299,244
TOTAL INDUSTRIALS		336,723,333
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 2.9%
ADC Telecommunications, Inc. (a)	241,813	718,185
Andrew Corp. (a)	46,135	531,014
Avaya, Inc. (a)	125,189	1,619,946
CIENA Corp. (a)	142,348	945,191
Cisco Systems, Inc. (a)	2,074,049	50,378,650
Comverse Technology, Inc. (a)	57,933	1,019,041
Corning, Inc. (a)	399,511	4,166,900
JDS Uniphase Corp. (a)	431,111	1,573,555
Lucent Technologies, Inc. (a)	1,259,916	3,578,161

	Shares	Value (Note 1)
Motorola, Inc.	699,358	$ 9,839,967
QLogic Corp. (a)	28,381	1,464,460
QUALCOMM, Inc.	240,374	12,963,370
Scientific-Atlanta, Inc.	45,621	1,245,453
Tellabs, Inc. (a)	125,353	1,056,726
		91,100,619
Computers & Peripherals - 3.8%
Apple Computer, Inc. (a)	108,910	2,327,407
Dell, Inc. (a)	769,258	26,124,002
EMC Corp. (a)	722,019	9,328,485
Gateway, Inc. (a)	97,460	448,316
Hewlett-Packard Co.	916,088	21,042,541
International Business Machines Corp.	516,886	47,904,994
Lexmark International, Inc. Class A (a)	38,600	3,035,504
NCR Corp. (a)	28,422	1,102,774
Network Appliance, Inc. (a)	103,662	2,128,181
Sun Microsystems, Inc. (a)	981,471	4,406,805
		117,849,009
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	142,862	4,177,285
Jabil Circuit, Inc. (a)	60,011	1,698,311
Molex, Inc.	57,191	1,995,394
PerkinElmer, Inc.	38,112	650,572
Sanmina-SCI Corp. (a)	155,425	1,959,909
Solectron Corp. (a)	251,169	1,484,409
Symbol Technologies, Inc.	69,271	1,169,987
Tektronix, Inc.	25,401	802,672
Thermo Electron Corp. (a)	48,918	1,232,734
Waters Corp. (a)	36,480	1,209,677
		16,380,950
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	197,490	8,920,623
IT Services - 1.2%
Automatic Data Processing, Inc.	178,594	7,074,108
Computer Sciences Corp. (a)	56,277	2,489,132
Concord EFS, Inc. (a)	139,742	2,073,771
Convergys Corp. (a)	42,977	750,378
Electronic Data Systems Corp.	144,322	3,541,662
First Data Corp.	218,965	8,997,272
Fiserv, Inc. (a)	58,230	2,300,667
Paychex, Inc.	113,277	4,213,904
Sabre Holdings Corp. Class A	43,103	930,594
SunGard Data Systems, Inc. (a)	86,314	2,391,761
Unisys Corp. (a)	99,271	1,474,174
		36,237,423
Office Electronics - 0.1%
Xerox Corp. (a)	237,907	3,283,117
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	104,731	1,560,492
Altera Corp. (a)	113,792	2,583,078
Analog Devices, Inc.	110,355	5,037,706
Applied Materials, Inc. (a)	499,677	11,217,749
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	92,233	$ 551,553
Broadcom Corp. Class A (a)	90,983	3,101,610
Intel Corp.	1,962,483	63,191,953
KLA-Tencor Corp. (a)	58,499	3,432,136
Linear Technology Corp.	93,859	3,948,648
LSI Logic Corp. (a)	113,884	1,010,151
Maxim Integrated Products, Inc.	98,725	4,916,505
Micron Technology, Inc. (a)	183,452	2,471,098
National Semiconductor Corp. (a)	55,697	2,195,019
Novellus Systems, Inc. (a)	45,768	1,924,544
NVIDIA Corp. (a)	48,723	1,132,810
PMC-Sierra, Inc. (a)	51,907	1,045,926
Teradyne, Inc. (a)	57,486	1,463,019
Texas Instruments, Inc.	519,951	15,276,160
Xilinx, Inc. (a)	102,853	3,984,525
		130,044,682
Software - 4.6%
Adobe Systems, Inc.	70,307	2,763,065
Autodesk, Inc.	33,529	824,143
BMC Software, Inc. (a)	67,975	1,267,734
Citrix Systems, Inc. (a)	49,308	1,045,823
Computer Associates International, Inc.	173,980	4,756,613
Compuware Corp. (a)	115,393	696,974
Electronic Arts, Inc. (a)	89,492	4,275,928
Intuit, Inc. (a)	59,636	3,155,341
Mercury Interactive Corp. (a)	27,050	1,315,712
Microsoft Corp.	3,248,513	89,464,048
Novell, Inc. (a)	112,193	1,180,270
Oracle Corp. (a)	1,570,301	20,727,973
Parametric Technology Corp. (a)	79,996	315,184
PeopleSoft, Inc. (a)	112,647	2,568,352
Siebel Systems, Inc. (a)	148,983	2,066,394
Symantec Corp. (a)	92,555	3,207,031
VERITAS Software Corp. (a)	128,462	4,773,648
		144,404,233
TOTAL INFORMATION TECHNOLOGY		548,220,656
MATERIALS - 3.0%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	68,280	3,607,232
Dow Chemical Co.	276,567	11,496,890
E.I. du Pont de Nemours & Co.	299,473	13,742,816
Eastman Chemical Co.	23,244	918,835
Ecolab, Inc.	77,409	2,118,684
Engelhard Corp.	37,692	1,128,875
Great Lakes Chemical Corp.	15,201	413,315
Hercules, Inc. (a)	33,323	406,541
International Flavors & Fragrances, Inc.	28,139	982,614
Monsanto Co.	78,714	2,265,389

	Shares	Value (Note 1)
PPG Industries, Inc.	51,053	$ 3,268,413
Praxair, Inc.	97,696	3,731,987
Rohm & Haas Co.	66,897	2,857,171
Sigma Aldrich Corp.	20,832	1,191,174
		48,129,936
Construction Materials - 0.0%
Vulcan Materials Co.	30,555	1,453,501
Containers & Packaging - 0.2%
Ball Corp.	16,932	1,008,639
Bemis Co., Inc.	15,959	797,950
Pactiv Corp. (a)	47,242	1,129,084
Sealed Air Corp. (a)	25,531	1,382,248
Temple-Inland, Inc.	16,305	1,021,834
		5,339,755
Metals & Mining - 0.8%
Alcoa, Inc.	259,988	9,879,544
Allegheny Technologies, Inc.	24,228	320,294
Freeport-McMoRan Copper & Gold, Inc. Class B	54,848	2,310,746
Newmont Mining Corp.	129,811	6,310,113
Nucor Corp.	23,522	1,317,232
Phelps Dodge Corp. (a)	26,843	2,042,484
United States Steel Corp.	31,029	1,086,636
Worthington Industries, Inc.	25,868	466,400
		23,733,449
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	76,351	2,341,685
International Paper Co.	144,352	6,223,015
Louisiana-Pacific Corp. (a)	31,813	568,816
MeadWestvaco Corp.	60,259	1,792,705
Weyerhaeuser Co.	66,041	4,226,624
		15,152,845
TOTAL MATERIALS		93,809,486
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
ALLTEL Corp.	93,758	4,367,248
AT&T Corp.	237,311	4,817,413
BellSouth Corp.	555,251	15,713,603
CenturyTel, Inc.	43,325	1,413,262
Citizens Communications Co. (a)	85,456	1,061,364
Qwest Communications International, Inc. (a)	531,271	2,295,091
SBC Communications, Inc.	994,662	25,930,838
Sprint Corp. - FON Group	271,584	4,459,409
Verizon Communications, Inc.	829,684	29,105,315
		89,163,543
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	815,542	6,516,181
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	330,343	$ 9,269,425
Sprint Corp. - PCS Group Series 1 (a)	310,980	1,747,708
		17,533,314
TOTAL TELECOMMUNICATION SERVICES		106,696,857
UTILITIES - 2.8%
Electric Utilities - 2.0%
Allegheny Energy, Inc. (a)	38,149	486,781
Ameren Corp.	48,792	2,244,432
American Electric Power Co., Inc.	118,676	3,620,805
CenterPoint Energy, Inc.	91,959	891,083
Cinergy Corp.	53,500	2,076,335
CMS Energy Corp. (a)	48,410	412,453
Consolidated Edison, Inc.	67,737	2,913,368
Dominion Resources, Inc.	97,467	6,221,319
DTE Energy Co.	50,565	1,992,261
Edison International	97,887	2,146,662
Entergy Corp.	68,743	3,927,288
Exelon Corp.	98,251	6,519,936
FirstEnergy Corp.	99,096	3,488,179
FPL Group, Inc.	55,265	3,615,436
PG&E Corp. (a)	124,611	3,460,447
Pinnacle West Capital Corp.	27,423	1,097,468
PPL Corp.	53,276	2,330,825
Progress Energy, Inc.	73,628	3,332,403
Southern Co.	219,983	6,654,486
TECO Energy, Inc.	56,429	813,142
TXU Corp.	97,310	2,308,193
Xcel Energy, Inc.	119,824	2,034,612
		62,587,914
Gas Utilities - 0.3%
KeySpan Corp.	47,788	1,758,598
Kinder Morgan, Inc.	37,024	2,188,118
Nicor, Inc.	13,230	450,349
NiSource, Inc.	78,855	1,730,079
Peoples Energy Corp.	11,056	464,794
Sempra Energy	67,971	2,043,208
		8,635,146
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	187,081	1,766,045
Calpine Corp. (a)	124,122	597,027
Constellation Energy Group, Inc.	50,255	1,967,986
Duke Energy Corp.	272,660	5,575,897
Dynegy, Inc. Class A (a)	113,264	484,770
El Paso Corp.	182,733	1,496,583

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	70,652	$ 3,094,558
Williams Companies, Inc.	155,684	1,528,817
		16,511,683
TOTAL UTILITIES		87,734,743
TOTAL COMMON STOCKS (Cost $2,230,699,421)		3,090,412,384
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.89% 2/26/04 (c) (Cost $2,995,796)	$ 3,000,000	2,996,196
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	14,827,377	14,827,377
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	94,440,919	94,440,919
TOTAL MONEY MARKET FUNDS (Cost $109,268,296)		109,268,296
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $2,342,963,513)	3,202,676,876
NET OTHER ASSETS - (2.9)%	(90,887,933)
NET ASSETS - 100%	$3,111,788,943
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
61 S&P 500 E-Mini Index Contracts	March 2004	$ 3,387,330	$ 148,591
64 S&P 500 Index Contracts	March 2004	17,769,600	566,748
$ 21,156,930			$ 715,339
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,996,196.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $164,647,672 and $236,963,786, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the former sub-adviser. The commissions paid to these affiliated firms were $600 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,767,600. The weighted average interest rate was 1.28%. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $212,374,000 of which $12,929,000, $42,621,000, $122,807,000 and $34,017,000 will expire on December 31, 2008, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $91,204,944) (cost $2,342,963,513) - See accompanying schedule		$ 3,202,676,876
Receivable for fund shares sold		2,864,840
Dividends receivable		4,166,489
Interest receivable		18,768
Receivable for daily variation on futures contracts		54,955
Prepaid expenses		17,007
Receivable from investment adviser for expense reductions		151,332
Other receivables		20,065
Total assets		3,209,970,332
Liabilities
Payable to custodian bank	$ 19,609
Payable for fund shares redeemed	2,789,509
Accrued management fee	603,082
Distribution fees payable	13,844
Other affiliated payables	220,893
Other payables and accrued expenses	93,533
Collateral on securities loaned, at value	94,440,919
Total liabilities		98,181,389
Net Assets		$ 3,111,788,943
Net Assets consist of:
Paid in capital		$ 2,424,255,917
Undistributed net investment income		40,612,689
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(213,508,365)
Net unrealized appreciation (depreciation) on investments		860,428,702
Net Assets		$ 3,111,788,943
Initial Class: Net Asset Value, offering price and redemption price per share ($3,031,540,423 ÷ 24,034,594 shares)		$ 126.13
Service Class: Net Asset Value, offering price and redemption price per share ($15,404,333 ÷ 122,388 shares)		$ 125.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($64,844,187 ÷ 517,452 shares)		$ 125.31

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 48,153,544
Interest		295,096
Security lending		91,622
Total income		48,540,262

Expenses
Management fee	$ 6,523,545
Transfer agent fees	1,864,186
Distribution fees	118,806
Accounting and security lending fees	535,894
Non-interested trustees' compensation	13,337
Appreciation in deferred trustee compensation account	552
Custodian fees and expenses	63,491
Audit	47,139
Legal	23,534
Interest	1,914
Miscellaneous	139,151
Total expenses before reductions	9,331,549
Expense reductions	(1,581,014)	7,750,535
Net investment income (loss)		40,789,727
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(42,474,726)
Foreign currency transactions	(105)
Futures contracts	8,280,114
Swap agreements	116,044
Total net realized gain (loss)		(34,078,673)
Change in net unrealized appreciation (depreciation) on: Investment securities	685,216,604
Futures contracts	962,631
Total change in net unrealized appreciation (depreciation)		686,179,235
Net gain (loss)		652,100,562
Net increase (decrease) in net assets resulting from operations		$ 692,890,289

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,789,727	$ 39,711,750
Net realized gain (loss)	(34,078,673)	(104,818,443)
Change in net unrealized appreciation (depreciation)	686,179,235	(705,886,007)
Net increase (decrease) in net assets resulting from operations	692,890,289	(770,992,700)
Distributions to shareholders from net investment income	(39,819,617)	(39,813,740)
Share transactions - net increase (decrease)	(77,062,400)	(151,386,548)
Total increase (decrease) in net assets	576,008,272	(962,192,988)
Net Assets
Beginning of period	2,535,780,671	3,497,973,659
End of period (including undistributed net investment income of $40,612,689 and undistributed net investment income of $39,666,152, respectively)	$ 3,111,788,943	$ 2,535,780,671
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	3,347,458	58,155	492,355
Reinvested	423,444	1,303	4,503
Redeemed	(4,729,004)	(12,207)	(291,962)
Net increase (decrease)	(958,102)	47,251	204,896
Dollars Sold	$ 362,063,909	$ 6,250,927	$ 52,922,248
Reinvested	39,282,873	120,726	415,977
Redeemed	(506,013,307)	(1,274,037)	(30,831,716)
Net increase (decrease)	$ (104,666,525)	$ 5,097,616	$ 22,506,509
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139
Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003
Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,282,914	$ 120,726	$ 415,977
From net realized gain	-	-	-
Total	$ 39,282,914	$ 120,726	$ 415,977
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Income from Investment Operations
Net investment income (loss) C	1.63	1.51	1.48	1.51	1.64
Net realized and unrealized gain (loss)	26.18	(30.18)	(19.34)	(16.99)	26.88
Total from investment operations	27.81	(28.67)	(17.86)	(15.48)	28.52
Distributions from net investment income	(1.60)	(1.49)	(1.59)	(1.67)	(1.40)
Distributions from net realized gain	-	-	-	(.73)	(.95)
Total distributions	(1.60)	(1.49)	(1.59)	(2.40)	(2.35)
Net asset value, end of period	$ 126.13	$ 99.92	$ 130.08	$ 149.53	$ 167.41
Total Return A,B	28.41%	(22.25)%	(12.09)%	(9.30)%	20.52%
Ratios to Average Net Assets D
Expenses before expense reductions	.34%	.33%	.35%	.33%	.34%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.50%	1.34%	1.09%	.94%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,031,540	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735
Portfolio turnover rate	6%	7%	9%	10%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 99.74	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss)E	1.54	1.34	1.24	.65
Net realized and unrealized gain (loss)	26.11	(30.07)	(19.23)	(17.88)
Total from investment operations	27.65	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.53)	(1.47)	(1.53)	-
Net asset value, end of period	$ 125.86	$ 99.74	$ 129.94	$ 149.46
Total ReturnB,C,D	28.27%	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.46%	.47%	.56%	.43%A
Expenses net of voluntary waivers, if any	.38%	.38%	.38%	.38%A
Expenses net of all reductions	.38%	.38%	.38%	.38%A
Net investment income (loss)	1.40%	1.24%	.99%	.84%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,404	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	6%	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 99.29	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss)E	1.37	1.19	1.09	1.04
Net realized and unrealized gain (loss)	26.03	(30.00)	(19.23)	(12.71)
Total from investment operations	27.40	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.38)	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	-	(.73)
Total distributions	(1.38)	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 125.31	$ 99.29	$ 129.43	$ 149.18
Total ReturnB,C,D	28.09%	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.60%	.60%	.61%	.76%A
Expenses net of voluntary waivers, if any	.53%	.53%	.53%	.53%A
Expenses net of all reductions	.53%	.53%	.53%	.53%A
Net investment income (loss)	1.25%	1.09%	.84%	.69%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,844	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	6%	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Index 500 Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,143,050,755	|
Unrealized depreciation	(283,754,368)
Net unrealized appreciation (depreciation)	859,296,387
Undistributed ordinary income	40,610,307
Capital loss carryforward	(212,373,756)

Cost for federal income tax purposes	$ 2,343,380,489

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002

Ordinary Income	$ 39,819,617	$ 39,813,740

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements. The fund may invest in swaps for the purpose of managing its market exposure. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically. Total return swaps usually involve commitments to pay interest in exchange for the return of an equity security. The fund will make periodic payments based on a notional principal amount to the counterparty and will receive payments from the counterparty representing dividends of the underlying security. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon expiration or termination of the swap agreement based on the change in value of the underlying equity security.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Index 500 Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .24% of the fund's average net assets.

Sub-Adviser. Prior to January 13, 2003, FMR and the Index 500 Portfolio entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI received a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, DAMI no longer served as sub-advisor. FMR has assumed responsibility for all investment management decisions. Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Prior to January 13, 2003, Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG, was responsible for providing securities lending services. DBTCA retained up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $151. Effective January 13, 2003, the fund has entered into a securities lending agreement under the same terms with Mellon Bank, N.A.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 10,825
Service Class 2	107,981
$ 118,806

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out-of-pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out-of-pocket expenses, were as follows:

Initial Class	$ 1,819,055
Service Class	9,885
Service Class 2	35,246
$ 1,864,186

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $274,648 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the former sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse each class to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	.28%	$ 1,538,415
Service Class	.38%	8,694
Service Class 2.53%		30,412
		$ 1,577,521

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,493.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the fund.

Index 500 Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index 500 Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Index 500 (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of VIP Index 500. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Index 500. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Index 500. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Index 500. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Index 500. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Index 500. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1992 Assistant Treasurer of VIP Index 500. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Index 500. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Index 500. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Index 500. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class 100%
Service Class 100%
Service Class 2 100%

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Index 500 Portfolio

Annual Report

Index 500 Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPIDX-ANN-0204
1.540028.106

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Initial Class	5.20%	6.74%	6.72%
Fidelity VIP: Investment Grade Bond - Service ClassA	5.06%	6.64%	6.67%
Fidelity VIP: Investment Grade Bond - Service Class 2B	4.94%	6.48%	6.59%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio

It was an extremely volatile period for investment-grade bonds due to changing expectations about the pace of the economic recovery and the direction of interest rates. Early in 2003, bonds extended their three-plus-year bull run as continued low inflation and lingering drags on the economy caused investors to believe that rates would remain low for a long time. But heading into the summer, bond prices suffered steep declines as yields spiked higher amid signs that the economy was on the mend and the growing perception that the Federal Reserve Board's next move would be to raise interest rates. Bond prices subsequently recovered a bit with the Fed reaffirming its accommodative monetary policy, but yields remained moderately higher across the curve. Overall, bonds still returned 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which rose only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes climbed 3.07% and 2.59%, respectively.

During the past year, the fund comfortably beat the Lehman Brothers® Aggregate Bond Index, which rose 4.10%, while performing roughly in line with the LipperSM Variable Annuity Intermediate Investment Grade Debt Funds Average, which returned 5.14%. While sector and security selection largely drove fund results, yield-curve positioning also contributed. I had limited exposure to lagging government securities - namely Treasuries and agencies - and instead focused on higher-yielding spread sectors such as corporate bonds, which outperformed amid a more favorable environment for riskier assets. Corporates were particular standouts, as yield spreads tightened sharply from the record-wide levels achieved last fall. Solid industry and security selection within the sector played a key role in outpacing the Lehman Brothers Aggregate Bond Index. Thanks to Fidelity's strong research capabilities, I was able to increase positions in what I felt were improving credit-quality stories, while selling bonds that appeared fully priced. This strategy paid off, as several middle-to-lower-quality investment-grade holdings continued to rally. That said, there were a few holdings that didn't recover, but they were very small positions. Elsewhere, while mortgage securities struggled against a backdrop of increased volatility, we did well by generally owning the right bonds within the sector.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2003
U.S. Government and U.S. Government Agency Obligations	59.0%
AAA	7.8%
AA	4.4%
A	11.4%
BBB	15.4%
BB and Below	1.6%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	0.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2003
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	13.9
Consumer Discretionary	3.1
Telecommunication Services	2.9
Utilities	2.1
Consumer Staples	1.3
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.5%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,187,425
Automobiles - 0.5%
General Motors Corp.:
7.2% 1/15/11	2,000,000	2,198,972
8.25% 7/15/23	2,510,000	2,849,877
8.375% 7/15/33	3,080,000	3,575,304
		8,624,153
Media - 2.1%
AOL Time Warner, Inc. 7.625% 4/15/31	2,500,000	2,884,420
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	5,985,000	7,125,196
Clear Channel Communications, Inc. 7.65% 9/15/10	5,000,000	5,852,705
Continental Cablevision, Inc. 9% 9/1/08	4,000,000	4,823,164
Cox Communications, Inc. 7.75% 11/1/10	3,350,000	3,990,721
News America Holdings, Inc. 7.75% 12/1/45	6,500,000	7,685,269
Time Warner, Inc. 6.625% 5/15/29	1,745,000	1,793,302
		34,154,777
TOTAL CONSUMER DISCRETIONARY		47,966,355
CONSUMER STAPLES - 1.3%
Beverages - 0.3%
Miller Brewing Co. 5.5% 8/15/13 (a)	4,780,000	4,883,454
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,557,317
Food Products - 0.3%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,337,779
Tobacco - 0.6%
Altria Group, Inc. 7% 11/4/13	3,125,000	3,333,734
Philip Morris Companies, Inc.:
7.65% 7/1/08	5,000,000	5,534,020
7.75% 1/15/27	1,000,000	1,078,968
		9,946,722
TOTAL CONSUMER STAPLES		21,725,272
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Kinder Morgan, Inc. 6.5% 9/1/12	1,740,000	1,920,088
FINANCIALS - 13.6%
Capital Markets - 2.6%
Amvescap PLC yankee 6.6% 5/15/05	1,890,000	2,000,943
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,804,151
Credit Suisse First Boston (USA), Inc.:
4.625% 1/15/08	3,400,000	3,539,414
6.5% 1/15/12	3,520,000	3,917,834

	Principal Amount	Value (Note 1)
Goldman Sachs Group, Inc.:
4.125% 1/15/08	$ 3,270,000	$ 3,352,738
5.7% 9/1/12	2,935,000	3,084,544
J.P. Morgan Chase & Co.:
4% 2/1/08	1,065,000	1,083,550
5.35% 3/1/07	1,515,000	1,621,497
5.75% 1/2/13	3,500,000	3,690,708
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,614,504
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,656,261
Morgan Stanley 6.6% 4/1/12	5,695,000	6,360,398
		42,726,542
Commercial Banks - 1.2%
Bank One Corp. 6.5% 2/1/06	1,245,000	1,351,430
Bank One NA, Chicago 3.7% 1/15/08	5,075,000	5,134,530
Chase Manhattan Corp. New 6.375% 4/1/08	900,000	991,764
Corporacion Andina de Fomento 5.2% 5/21/13	1,560,000	1,552,702
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,079,916
Korea Development Bank 7.375% 9/17/04	515,000	529,963
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,766,824
Popular North America, Inc. 6.125% 10/15/06	2,145,000	2,331,574
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,066,725
		18,805,428
Consumer Finance - 3.3%
American General Finance Corp.:
2.75% 6/15/08	145,000	139,588
5.875% 7/14/06	5,195,000	5,606,075
Capital One Bank 4.875% 5/15/08	4,295,000	4,420,212
Ford Motor Credit Co.:
7.375% 10/28/09	6,870,000	7,544,366
7.875% 6/15/10	6,350,000	7,095,268
General Motors Acceptance Corp. 7.75% 1/19/10	5,650,000	6,404,603
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,825,263
6.375% 11/27/12	2,635,000	2,890,737
6.75% 5/15/11	4,000,000	4,502,972
7% 5/15/12	840,000	957,909
Household International, Inc. 8.875% 2/15/08	3,775,000	4,242,194
MBNA Corp.:
6.25% 1/17/07	1,905,000	2,073,958
7.5% 3/15/12	3,005,000	3,491,308
		55,194,453
Diversified Financial Services - 4.2%
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,638,244
ASIF Global Financing XVIII 3.85% 11/26/07 (a)	60,000	60,988
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc. 3.5% 2/1/08	$ 4,370,000	$ 4,386,374
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	326,322
7.92% 5/18/12	3,700,000	3,350,084
Deutsche Telekom International Finance BV:
5.25% 7/22/13	2,340,000	2,363,912
8.75% 6/15/30	5,750,000	7,345,211
NiSource Finance Corp. 7.875% 11/15/10	8,105,000	9,640,014
Pemex Project Funding Master Trust:
6.125% 8/15/08	3,630,000	3,811,500
7.375% 12/15/14	2,000,000	2,135,000
7.875% 2/1/09 (c)	1,200,000	1,354,800
Petronas Capital Ltd. 7% 5/22/12 (a)	8,320,000	9,477,495
Rabobank Capital Funding Trust II 5.26% 12/31/49 (a)(c)	2,870,000	2,873,972
Sprint Capital Corp. 6.875% 11/15/28	7,040,000	6,869,857
Telecom Italia Capital 5.25% 11/15/13 (a)	4,500,000	4,508,960
Verizon Global Funding Corp. 7.25% 12/1/10	7,895,000	9,090,200
		70,232,933
Insurance - 0.4%
Principal Life Global Funding I:
2.8% 6/26/08 (a)	1,850,000	1,789,829
5.125% 6/28/07 (a)	3,000,000	3,212,100
6.25% 2/15/12 (a)	1,350,000	1,470,417
		6,472,346
Real Estate - 1.1%
Arden Realty LP 7% 11/15/07	5,000,000	5,525,605
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,432,854
Boston Properties, Inc. 6.25% 1/15/13	3,000,000	3,219,129
CenterPoint Properties Trust 6.75% 4/1/05	510,000	536,165
EOP Operating LP 7% 7/15/11	1,725,000	1,946,511
ERP Operating LP 7.1% 6/23/04	1,000,000	1,024,657
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,145,408
ProLogis 6.7% 4/15/04	460,000	467,192
		18,297,521
Thrifts & Mortgage Finance - 0.8%
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,806,711
5.5% 2/1/07	2,500,000	2,678,738
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,401,919
Washington Mutual, Inc. 4.375% 1/15/08	2,330,000	2,395,319
		13,282,687
TOTAL FINANCIALS		225,011,910

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Raytheon Co. 5.5% 11/15/12	$ 1,500,000	$ 1,521,689
Industrial Conglomerates - 0.7%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	12,017,500
TOTAL INDUSTRIALS		13,539,189
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc.:
6.5% 11/15/28	6,685,000	6,617,655
6.75% 2/1/06	2,000,000	2,154,570
		8,772,225
MATERIALS - 0.5%
Containers & Packaging - 0.2%
Sealed Air Corp.:
5.625% 7/15/13 (a)	745,000	762,352
6.875% 7/15/33 (a)	1,565,000	1,656,545
		2,418,897
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	900,000	1,016,517
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	635,000	637,603
5.5% 1/15/14	1,595,000	1,599,581
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,827,325
		4,064,509
TOTAL MATERIALS		7,499,923
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T Corp. 8.75% 11/15/31	2,990,000	3,494,003
France Telecom SA 9.75% 3/1/31	6,550,000	8,702,821
Koninklijke KPN NV yankee 8.375% 10/1/30	4,500,000	5,704,718
SBC Communications, Inc. 6.25% 3/15/11	3,005,000	3,289,465
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,045,928
Telefonica Europe BV 7.75% 9/15/10	5,000,000	5,936,170
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	5,405,466
8% 6/1/11	3,150,000	3,683,254
Verizon New York, Inc. 6.875% 4/1/12	2,335,000	2,583,694
		39,845,519
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc.:
7.875% 3/1/11	$ 2,580,000	$ 2,985,437
8.75% 3/1/31	3,455,000	4,262,879
		7,248,316
TOTAL TELECOMMUNICATION SERVICES		47,093,835
UTILITIES - 2.0%
Electric Utilities - 1.3%
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,578,107
DTE Energy Co. 7.05% 6/1/11	2,004,000	2,247,167
Duke Capital Corp.:
6.25% 2/15/13	805,000	849,139
6.75% 2/15/32	4,610,000	4,655,376
FirstEnergy Corp. 6.45% 11/15/11	2,770,000	2,870,961
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	1,795,000	1,856,201
5.875% 10/1/12	1,955,000	2,049,876
Monongahela Power Co. 5% 10/1/06	2,260,000	2,299,550
Public Service Co. of Colorado 7.875% 10/1/12	2,470,000	2,997,834
		22,404,211
Gas Utilities - 0.5%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,347,698
6.85% 4/15/11	445,000	505,856
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	4,370,000	5,112,900
		7,966,454
Multi-Utilities & Unregulated Power - 0.2%
Williams Companies, Inc.:
7.125% 9/1/11	2,320,000	2,453,400
7.5% 1/15/31	505,000	511,313
		2,964,713
TOTAL UTILITIES		33,335,378
TOTAL NONCONVERTIBLE BONDS (Cost $374,086,142)		406,864,175
U.S. Government and Government Agency Obligations - 12.6%

U.S. Government Agency Obligations - 3.6%
Fannie Mae:
5.125% 1/2/14	10,000,000	10,034,780
5.5% 3/15/11	1,170,000	1,261,739
Federal Home Loan Bank 5.8% 9/2/08	8,515,000	9,377,025

	Principal Amount	Value (Note 1)
Freddie Mac:
2.875% 9/15/05	$ 3,380,000	$ 3,441,797
3.625% 9/15/08	8,905,000	8,963,924
4% 6/12/13	4,640,000	4,331,124
5.75% 1/15/12	7,740,000	8,431,894
5.875% 3/21/11	6,035,000	6,541,469
6.25% 7/15/32	1,001,000	1,088,600
6.625% 9/15/09	3,000,000	3,430,713
6.75% 3/15/31	1,479,000	1,708,082
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	741,168	800,468
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	889	915
Series 1993-D, 5.23% 5/15/05	2,553	2,606
Series 1994-A, 7.12% 4/15/06	2,831	3,002
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	2,682	2,883
Private Export Funding Corp. secured 6.86% 4/30/04	114,592	116,581
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		59,537,602
U.S. Treasury Inflation Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	24,225,806	24,051,671
U.S. Treasury Obligations - 7.6%
U.S. Treasury Bonds:
6.25% 5/15/30	70,310,000	81,136,615
8% 11/15/21	890,000	1,201,987
U.S. Treasury Notes:
3.25% 8/15/07	5,600,000	5,712,218
6.125% 8/15/07	5,000,000	5,595,900
6.5% 2/15/10	27,950,000	32,478,766
TOTAL U.S. TREASURY OBLIGATIONS		126,125,486
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $204,854,366)		209,714,759
U.S. Government Agency - Mortgage Securities - 44.8%

Fannie Mae - 36.4%
4% 1/1/19 (b)	59,939,232	58,384,558
4.5% 6/1/33 to 7/1/33	9,906,249	9,484,389
5% 10/1/17 to 8/1/18	48,064,946	49,082,375
5% 1/1/19 (b)	7,390,994	7,536,504
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
5% 1/1/34 (b)	$ 10,000,000	$ 9,896,875
5.5% 8/1/14 to 5/1/18	100,373,625	104,166,050
5.5% 1/1/34 (b)	104,134,456	105,468,679
6% 2/1/13 to 12/1/31	12,720,865	13,348,117
6% 1/1/19 (b)	10,000,000	10,487,500
6.5% 8/1/08 to 2/1/33	159,318,564	167,646,707
6.5% 1/1/19 (b)	12,076,956	12,801,573
6.5% 1/1/34 (b)	45,974,129	48,071,699
7% 3/1/15 to 8/1/32	3,036,797	3,224,495
7.5% 8/1/08 to 11/1/31	5,661,631	6,059,292
8% 3/1/30	4,428	4,788
8.5% 3/1/25 to 6/1/25	5,290	5,770
TOTAL FANNIE MAE		605,669,371
Freddie Mac - 3.0%
5% 1/1/34 (b)	50,000,000	49,375,000
8.5% 3/1/20 to 1/1/28	569,256	620,707
TOTAL FREDDIE MAC		49,995,707
Government National Mortgage Association - 5.4%
6% 8/15/08 to 8/15/29	7,948,002	8,288,248
6% 1/1/34 (b)	38,667,795	40,166,172
6.5% 10/15/27 to 8/15/32	3,821,678	4,036,349
7% 1/15/28 to 8/15/32	32,770,776	34,935,893
7.5% 3/15/06 to 10/15/28	1,331,929	1,435,188
8% 2/15/17	37,095	40,862
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		88,902,712
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $737,831,992)		744,567,790
Asset-Backed Securities - 3.7%

American Express Credit Account Master Trust Series 1999-2 Class B, 6.1% 12/15/06	1,500,000	1,526,673
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4A, 3.1% 11/6/09	1,705,000	1,714,491
Series 2003-BX:
Class A4A, 2.72% 1/6/10	2,115,000	2,118,320
Class A4B, 1.55% 1/6/10 (c)	1,570,000	1,583,664
Capital One Master Trust Series 2001-3A Class A, 5.45% 3/16/09	1,390,000	1,470,488
Capital One Multi-Asset Execution Trust:
Series 2003-A4 Class A4, 3.65% 7/15/11	1,144,000	1,142,000
Series 2003-B4 Class B4, 1.9625% 7/15/11 (c)	2,230,000	2,231,053

	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust Series 2001-A:
Class A4, 5.07% 2/15/08	$ 4,900,000	$ 5,046,221
Class CTFS, 5.06% 2/15/08	369,225	377,891
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (c)	4,500,000	4,552,766
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	7,000,000	7,540,799
Series 2003-4 Class B1, 1.47% 5/16/11 (c)	2,620,000	2,620,000
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	755,000	769,468
Series 2001-C Class B, 5.54% 12/15/05	1,400,000	1,430,111
Honda Auto Receivables Owner Trust Series 2001-2:
Class A3, 4.67% 3/18/05	451,878	453,671
Class A4, 5.09% 10/18/06	1,640,000	1,662,978
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	4,875,000	5,239,766
MBNA Credit Card Master Note Trust:
Series 2001-A1 Class A1, 5.75% 10/15/08	1,800,000	1,935,868
Series 2001-B2 Class B2, 1.5225% 1/15/09 (c)	12,100,000	12,138,134
Series 2003-B3 Class B3, 1.5375% 1/18/11 (c)	1,810,000	1,810,440
Series 2003-B5 Class B5, 1.5325% 2/15/11 (c)	725,000	728,362
Railcar Trust Series 1992-1 Class A, 7.75% 6/1/04	73,580	75,011
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	2,255,000	2,424,272
TOTAL ASSET-BACKED SECURITIES (Cost $58,940,495)		60,592,447
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.2%
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 2.62% 6/10/35 (a)(c)	1,225,210	1,228,273
Class B4, 2.82% 6/10/35 (a)(c)	1,096,241	1,098,981
Class B5, 3.42% 6/10/35 (a)(c)	749,015	750,888
Class B6, 3.92% 6/10/35 (a)(c)	441,472	442,576
TOTAL PRIVATE SPONSOR		3,520,718
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.2%
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-22 Class B, 3.963% 5/16/32	$ 3,295,000	$ 3,252,458
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,805,057)		6,773,176
Commercial Mortgage Securities - 3.9%

Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(c)	1,345,000	1,467,249
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,817,650
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	3,159,035	3,338,705
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,295,110
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,282,376
Series 1997-C2 Class D, 7.27% 1/17/35	1,750,000	1,957,966
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,483,968
Series 2001-CKN5 Class AX, 1.2471% 9/15/34 (a)(c)(e)	31,472,455	2,175,842
Series 2003-TF2A Class A2, 1.4825% 11/15/14 (a)(c)	2,500,000	2,500,000
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1:
Class A2, 6.538% 6/15/31	1,930,000	2,113,696
Class D, 7.231% 6/15/31	925,000	962,000
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,000,000	3,510,678
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (a)	500,000	550,061
Class C1, 7.52% 5/15/06 (a)	500,000	551,142
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (a)	3,438,968	3,616,438
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2002-83 Class B, 4.6951% 12/16/24	1,860,000	1,908,668

	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II:
Series 1998-GLII Class E, 7.1905% 4/13/31 (c)	$ 245,000	$ 249,208
Series 2003-C1 Class A2A, 3.59% 1/10/40	3,220,000	3,231,417
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,386,377
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,574,784
Series 2001-C3 Class A1, 6.058% 6/15/20	5,505,228	5,956,000
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (a)	2,600,000	2,406,930
Class C, 4.13% 11/20/37 (a)	2,600,000	2,305,469
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,750,222
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	1,390,000	1,457,378
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $61,696,252)		64,849,334
Municipal Securities - 0.3%

Illinois Gen. Oblig. 5.1% 6/1/33	4,395,000	4,041,071
Oregon Gen. Oblig. 5.892% 6/1/27	935,000	972,914
TOTAL MUNICIPAL SECURITIES (Cost $5,330,000)		5,013,985
Foreign Government and Government Agency Obligations - 1.6%

Chilean Republic:
6.875% 4/28/09	2,300,000	2,601,231
7.125% 1/11/12	8,520,000	9,744,750
Quebec Province 7% 1/30/07	1,000,000	1,122,420
State of Israel 4.625% 6/15/13	725,000	693,281
United Mexican States:
4.625% 10/8/08	3,835,000	3,882,938
8% 9/24/22	8,000,000	8,752,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,370,154)		26,796,620
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,913,994
Fixed-Income Funds - 11.4%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (d) (Cost $189,752,518)	1,909,521	$ 190,130,996
Cash Equivalents - 16.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.02%, dated 12/31/03 due 1/2/04) (Cost $281,206,000)	$ 281,221,937	281,206,000
TOTAL INVESTMENT PORTFOLIO - 120.2% (Cost $1,946,579,524)	1,998,423,276
NET OTHER ASSETS - (20.2)%	(336,290,367)
NET ASSETS - 100%	$ 1,662,132,909
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Default Swap
Receive quarterly notional amount multiplied by .44% and pay JPMorgan Chase, Inc. upon default event of Lockheed Martin Corp., par value of the notional amount of Lockheed Martin Corp. 8.2% 12/1/09	Dec. 2008	$ 2,000,000	$ (5,547)
Receive quarterly notional amount multiplied by .87% and pay Merrill Lynch, Inc. upon default of Raytheon Co., par value of the notional amount of Raytheon Co. 5.375% 4/1/13	June 2008	5,000,000	67,982
TOTAL CREDIT DEFAULT SWAP		7,000,000	62,435

	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 42,000,000	$ 182,738
Receive quarterly a fixed rate equal to 3.273% and pay quarterly a floating rate based on 3-month LIBOR with Goldman Sachs	April 2008	19,000,000	32,677
Receive quarterly a fixed rate equal to 3.5146% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Nov. 2008	2,000,000	(1,069)
TOTAL INTEREST RATE SWAP		63,000,000	214,346
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	10,000,000	1,106
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	10,000,000	115,435
Receive quarterly a return equal to Banc of America securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	10,000,000	17,950
Receive quarterly a return equal to Banc of America securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	April 2004	10,000,000	169,958
TOTAL TOTAL RETURN SWAP		40,000,000	304,449
		$ 110,000,000	$ 581,230
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,449,166 or 3.8% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $4,280,925,957 and $4,603,835,480, respectively, of which long-term U.S. government and government agency obligations aggregated $3,878,564,503 and $4,021,351,546, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $17,669,667. The weighted average interest rate was 1.15%. Interest earned from the interfund lending program amounted to $3,391 and is included in interest income on the Statement of Operations. At period end, there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $9,273,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $281,206,000) (cost $1,946,579,524) - See accompanying schedule		$ 1,998,423,276
Commitment to sell securities on a delayed delivery basis	$ (14,203,663)
Receivable for securities sold on a delayed delivery basis	14,209,944	6,281
Cash		975
Receivable for fund shares sold		1,852,779
Interest receivable		12,594,184
Unrealized gain on swap agreements		581,230
Prepaid expenses		11,452
Total assets		2,013,470,177

Liabilities
Payable for investments purchased on a delayed delivery basis	342,026,321
Payable for fund shares redeemed	8,473,832
Accrued management fee	597,969
Distribution fees payable	24,986
Other affiliated payables	121,877
Other payables and accrued expenses	92,283
Total liabilities		351,337,268

Net Assets		$ 1,662,132,909
Net Assets consist of:
Paid in capital		$ 1,496,537,119
Undistributed net investment income		68,804,726
Accumulated undistributed net realized gain (loss) on investments		44,359,801
Net unrealized appreciation (depreciation) on investments		52,431,263
Net Assets		$ 1,662,132,909

Initial Class: Net Asset Value, offering price and redemption price per share ($1,528,416,704 ÷ 111,986,357 shares)		$ 13.65

Service Class: Net Asset Value, offering price and redemption price per share ($18,305,429 ÷ 1,345,239 shares)		$ 13.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($115,410,776 ÷ 8,550,395 shares)		$ 13.50

Statement of Operations

	Year ended December 31, 2003

Investment Income
Interest		$ 78,487,358
Security lending		31,974
Total income		78,519,332

Expenses
Management fee	$ 8,402,508
Transfer agent fees	1,332,740
Distribution fees	238,141
Accounting and security lending fees	426,768
Non-interested trustees' compensation	9,619
Custodian fees and expenses	103,247
Audit	60,276
Legal	7,488
Miscellaneous	126,602
Total expenses before reductions	10,707,389
Expense reductions	(2,213)	10,705,176
Net investment income (loss)		67,814,156
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	45,139,347
Swap agreements	1,190,566
Total net realized gain (loss)		46,329,913
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,938,709)
Swap agreements	581,230
Delayed delivery commitments	6,281
Total change in net unrealized appreciation (depreciation)		(17,351,198)
Net gain (loss)		28,978,715
Net increase (decrease) in net assets resulting from operations		$ 96,792,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,814,156	$ 81,834,457
Net realized gain (loss)	46,329,913	32,349,066
Change in net unrealized appreciation (depreciation)	(17,351,198)	59,508,829
Net increase (decrease) in net assets resulting from operations	96,792,871	173,692,352
Distributions to shareholders from net investment income	(82,217,412)	(58,817,521)
Distributions to shareholders from net realized gain	(28,967,100)	-
Total distributions	(111,184,512)	(58,817,521)
Share transactions - net increase (decrease)	(361,117,397)	458,501,562
Total increase (decrease) in net assets	(375,509,038)	573,376,393
Net Assets
Beginning of period	2,037,641,947	1,464,265,554
End of period (including undistributed net investment income of $68,804,726 and undistributed net investment income of $82,446,651, respectively)	$ 1,662,132,909	$ 2,037,641,947
Other Information: Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	23,978,195	1,752,061	7,214,822
Reinvested	8,213,993	2,020	300,111
Redeemed	(63,630,168)	(480,248)	(4,242,792)
Net increase (decrease)	(31,437,980)	1,273,833	3,272,141

Dollars Sold	$ 320,978,012	$ 23,516,680	$ 95,735,008
Reinvested	107,274,755	26,323	3,883,434
Redeemed	(849,723,435)	(6,448,689)	(56,359,485)
Net increase (decrease)	$ (421,470,668)	$ 17,094,314	$ 43,258,957

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 79,353,928	$ 19,279	$ 2,844,205
From net realized gain	27,920,827	7,044	1,039,229
Total	$ 107,274,755	$ 26,323	$ 3,883,434
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227
From net realized gain	-	-	-
Total	$ 57,956,815	$ 4,479	$ 856,227

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Income from Investment Operations
Net investment income (loss) C	.467	.610	.685 E	.771	.743
Net realized and unrealized gain (loss)	.213	.680	.335 E	.499	(.873)
Total from investment operations	.680	1.290	1.020	1.270	(.130)
Distributions from net investment income	(.540)	(.510)	(.690)	(.840)	(.510)
Distributions from net realized gain	(.190)	-	-	-	(.160)
Total distributions	(.730)	(.510)	(.690)	(.840)	(.670)
Net asset value, end of period	$ 13.65	$ 13.70	$ 12.92	$ 12.59	$ 12.16
Total Return A, B	5.20%	10.34%	8.46%	11.22%	(1.05)%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.54%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.54%
Expenses net of all reductions	.54%	.53%	.54%	.54%	.54%
Net investment income (loss)	3.48%	4.71%	5.47% E	6.50%	6.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,528,417	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852
Portfolio turnover rate	218%	192%	278%	154%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.448	.591	.674 H	.377
Net realized and unrealized gain (loss)	.212	.679	.326 H	.403
Total from investment operations	.660	1.270	1.000	.780
Distributions from net investment income	(.520)	(.500)	(.690)	-
Distributions from net realized gain	(.190)	-	-	-
Total distributions	(.710)	(.500)	(.690)	-
Net asset value, end of period	$ 13.61	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	5.06%	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64%	.64% A
Net investment income (loss)	3.38%	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,305	$ 975	$ 115	$ 107
Portfolio turnover rate	218%	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.427	.571	.643 H	.686
Net realized and unrealized gain (loss)	.213	.679	.327 H	.634
Total from investment operations	.640	1.250	.970	1.320
Distributions from net investment income	(.520)	(.500)	(.690)	(.840)
Distributions from net realized gain	(.190)	-	-	-
Total distributions	(.710)	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.50	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	4.94%	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.79%	.82%	1.05% A
Net investment income (loss)	3.23%	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,411	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	218%	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Investment Grade Bond Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 54,756,392	|
Unrealized depreciation	(3,315,241)
Net unrealized appreciation (depreciation)	51,441,151
Undistributed ordinary income	96,685,170
Undistributed long-term capital gain	17,469,469
Cost for federal income tax purposes	$ 1,946,982,125

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 101,912,282	$ 58,817,521
Long-term Capital Gains	9,272,230	-
Total	$ 111,184,512	$ 58,817,521

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements".

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

Investment Grade Bond Portfolio

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 4,794	|
Service Class 2	233,347
	$ 238,141

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out of pocket expenses, equal to an annual rate of .07% of their average net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,261,000	|
Service Class	3,698
Service Class 2	68,042
	$ 1,332,740

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,430,226 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,213.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 49% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

Investment Grade Bond Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Investment Grade Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of VIP Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of VIP Investment Grade Bond. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Investment Grade Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Investment Grade Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Investment Grade Bond. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Investment Grade Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of VIP Investment Grade Bond. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Investment Grade Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1988 Assistant Treasurer of VIP Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Investment Grade Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Investment Grade Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 1998

Assistant Treasurer of VIP Investment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income.

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/13/04	2/13/04	$0.57	$0.41
Service Class	2/13/04	2/13/04	$0.58	$0.41
Service Class 2	2/13/04	2/13/04	$0.55	$0.41

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-ANN-0204
1.540025.106

Fidelity® Variable Insurance Products

Asset Manager SM Portfolio
Contrafund® Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Index 500 Portfolio
Overseas Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Asset Manager Portfolio	4 5 6 7 21	Performance Management's Discussion Investment Summary Investments Financial Statements
Contrafund Portfolio	25 26 27 28 37	Performance Management's Discussion Investment Summary Investments Financial Statements
Equity-Income Portfolio	41 42 43 44 55	Performance Management's Discussion Investment Summary Investments Financial Statements
Growth Portfolio	59 60 61 62 67	Performance Management's Discussion Investment Summary Investments Financial Statements
High Income Portfolio	72 73 74 75 83	Performance Management's Discussion Investment Summary Investments Financial Statements
Index 500 Portfolio	87 88 89 90 98	Performance Management's Discussion Investment Summary Investments Financial Statements
Overseas Portfolio	102 103 104 105 109	Performance Management's Discussion Investment Summary Investments Financial Statements
Notes to Financial Statements	115	Notes to the Financial Statements
Auditors' Opinion	123
Trustees and Officers	126
Distributions	133

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager Portfolio - Initial Class	17.97%	1.97%	6.77%
Fidelity VIP: Asset Manager Portfolio - Service Class A	17.91%	1.85%	6.68%
Fidelity VIP: Asset Manager Portfolio - Service Class 2 B	17.66%	1.71%	6.61%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee) and returns prior to November 3, 1997 are those for Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflect an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effect of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of Fidelity® Variable Insurance Products: Asset Manager Portfolio

Equity markets snapped a three-year losing streak in 2003, rebounding amid historically low interest rates, improved corporate profits and a resurgent economy. Investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick end to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets, as did an astonishing 8.2% surge in third-quarter GDP growth. As a result of 2003's economic upturn, stocks soared: The Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Meanwhile, despite modestly higher interest rates, investment-grade bonds were up 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which returned only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes rose 3.07% and 2.59%, respectively.

During the past year, the fund easily outpaced the Fidelity Asset Manager Composite Index, which rose 15.67%, while performing roughly in line with the LipperSM Variable Annuity Flexible Portfolio Funds Average, which returned 18.05%. Our asset allocation decisions largely drove the fund's results. After underweighting equities early in 2003 as they retreated, we shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Having increased our emphasis on high-yield securities during the fall of 2002 further boosted returns as that market rebounded sharply in 2003. The fund's above-average weighting in cash, however, detracted a bit. Despite gaining more than 26%, the fund's equities trailed the S&P 500® mainly due to overweighting lagging health care stocks, including drug distributor Cardinal Health and major drug makers such as Merck. Shying away from top-performing tech stocks such as Intel also hurt. Conversely, our aggressive positioning in financials contributed, led by sizable positions in such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. Avoiding poor-performing stable-growth consumer staples such as Wal-Mart, a big holding of the S&P®, also contributed to the fund's performance relative to the composite index. In fixed-income, the fund benefited mainly from a focus on beaten-down corporate bonds that staged big recoveries, with its high-yield and investment-grade holdings soundly beating the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Cardinal Health, Inc.	3.0
American International Group, Inc.	2.9
Clear Channel Communications, Inc.	2.7
Johnson & Johnson	2.1
Citigroup, Inc.	2.1
12.8
Top Five Bond Issuers as of December 31, 2003
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.9
U.S. Treasury Obligations	3.9
Freddie Mac	1.3
Government National Mortgage Association	0.7
Thirteen Affiliates of General Growth Properties, Inc.	0.5
14.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stock Class and equity futures	51.9%
Bond Class	31.7%
Short-Term Class	16.4%

* Foreign investments	3.6%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus in effect of the time period indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	16	$ 0
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.	163,000	4,047,290
Media - 3.9%
Clear Channel Communications, Inc.	1,775,800	83,160,714
McGraw-Hill Companies, Inc.	50,500	3,530,960
Time Warner, Inc. (a)	1,794,900	32,290,251
		118,981,925
Multiline Retail - 0.2%
Barneys, Inc. warrants 4/1/08 (a)	1,130	22,600
Kohl's Corp. (a)	103,800	4,664,772
		4,687,372
Specialty Retail - 2.1%
Home Depot, Inc.	1,678,600	59,573,514
Limited Brands, Inc.	132,200	2,383,566
Office Depot, Inc. (a)	35,600	594,876
Staples, Inc. (a)	90,200	2,462,460
		65,014,416
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	127,013
NIKE, Inc. Class B	20,600	1,410,276
		1,537,289
TOTAL CONSUMER DISCRETIONARY		194,268,292
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
PepsiCo, Inc.	374,400	17,454,528
The Coca-Cola Co.	411,100	20,863,325
		38,317,853
Food & Staples Retailing - 1.3%
CVS Corp.	750,500	27,108,060
Safeway, Inc. (a)	572,100	12,534,711
		39,642,771
Food Products - 0.4%
Kraft Foods, Inc. Class A	68,900	2,219,958
Unilever NV (NY Shares)	153,300	9,949,170
		12,169,128
Household Products - 0.4%
Colgate-Palmolive Co.	26,200	1,311,310
Procter & Gamble Co.	110,100	10,996,788
		12,308,098
Personal Products - 0.6%
Alberto-Culver Co. Class B	290,200	18,305,816

	Shares	Value (Note 1)
Tobacco - 0.7%
Altria Group, Inc.	382,100	$ 20,793,882
TOTAL CONSUMER STAPLES		141,537,548
ENERGY - 3.3%
Energy Equipment & Services - 1.7%
BJ Services Co. (a)	88,300	3,169,970
Cooper Cameron Corp. (a)	43,360	2,020,576
Diamond Offshore Drilling, Inc.	434,800	8,917,748
ENSCO International, Inc.	319,200	8,672,664
GlobalSantaFe Corp.	449,200	11,153,636
Grant Prideco, Inc. (a)	73,100	951,762
Nabors Industries Ltd. (a)	78,400	3,253,600
Rowan Companies, Inc. (a)	83,936	1,944,797
Transocean, Inc. (a)	484,100	11,623,241
		51,707,994
Oil & Gas - 1.6%
ChevronTexaco Corp.	218,500	18,876,215
ConocoPhillips	381,952	25,044,593
Exxon Mobil Corp.	144,100	5,908,100
		49,828,908
TOTAL ENERGY		101,536,902
FINANCIALS - 11.6%
Capital Markets - 1.6%
Merrill Lynch & Co., Inc.	247,700	14,527,605
Morgan Stanley	592,900	34,311,123
		48,838,728
Commercial Banks - 1.3%
Bank of America Corp.	198,000	15,925,140
Bank One Corp.	318,700	14,529,533
Synovus Financial Corp.	146,900	4,248,348
Wachovia Corp.	99,103	4,617,209
		39,320,230
Diversified Financial Services - 2.1%
Citigroup, Inc.	1,304,200	63,305,868
Insurance - 4.6%
AFLAC, Inc.	233,500	8,448,030
Allmerica Financial Corp. (a)	216,100	6,649,397
AMBAC Financial Group, Inc.	84,300	5,849,577
American International Group, Inc.	1,326,100	87,893,908
China Life Insurance Co. Ltd. ADR (a)	6,700	220,899
Hartford Financial Services Group, Inc.	239,200	14,119,976
MBIA, Inc.	77,300	4,578,479
MetLife, Inc.	233,800	7,872,046
PartnerRe Ltd.	39,300	2,281,365
St. Paul Companies, Inc.	44,700	1,772,355
Travelers Property Casualty Corp. Class B	103,810	1,761,656
		141,447,688
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 2.0%
Fannie Mae	716,800	$ 53,803,008
MGIC Investment Corp.	123,100	7,009,314
New York Community Bancorp, Inc.	35,700	1,358,385
		62,170,707
TOTAL FINANCIALS		355,083,221
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	746,600	22,786,232
Health Care Providers & Services - 3.2%
Cardinal Health, Inc.	1,523,700	93,189,476
Fountain View, Inc. (k)	1,138	19,073
Medco Health Solutions, Inc. (a)	122,714	4,171,049
UnitedHealth Group, Inc.	33,900	1,972,302
		99,351,900
Pharmaceuticals - 6.1%
Johnson & Johnson	1,249,600	64,554,336
Merck & Co., Inc.	1,272,400	58,784,880
Pfizer, Inc.	661,800	23,381,394
Recordati Spa	45,653	885,810
Schering-Plough Corp.	535,000	9,303,650
Wyeth	709,700	30,126,765
		187,036,835
TOTAL HEALTH CARE		309,174,967
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.3%
United Technologies Corp.	82,500	7,818,525
Commercial Services & Supplies - 0.2%
Aramark Corp. Class B	68,100	1,867,302
ChoicePoint, Inc. (a)	130,833	4,983,429
		6,850,731
Industrial Conglomerates - 2.2%
General Electric Co.	1,506,200	46,662,076
Tyco International Ltd.	792,300	20,995,950
		67,658,026
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	142,100	9,645,748
Road & Rail - 0.1%
CSX Corp.	71,300	2,562,522
Union Pacific Corp.	19,300	1,340,964
		3,903,486
TOTAL INDUSTRIALS		95,876,516
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 0.6%
Cisco Systems, Inc. (a)	148,400	3,604,636

	Shares	Value (Note 1)
Comverse Technology, Inc. (a)	312,200	$ 5,491,598
Motorola, Inc.	556,100	7,824,327
		16,920,561
Computers & Peripherals - 1.0%
Dell, Inc. (a)	288,400	9,794,064
Hewlett-Packard Co.	699,000	16,056,030
Sun Microsystems, Inc. (a)	852,300	3,826,827
		29,676,921
Electronic Equipment & Instruments - 0.6%
Celestica, Inc. (sub. vtg.) (a)	143,500	2,163,784
Flextronics International Ltd. (a)	226,100	3,355,324
Jabil Circuit, Inc. (a)	109,300	3,093,190
Sanmina-SCI Corp. (a)	239,000	3,013,790
Solectron Corp. (a)	817,100	4,829,061
Thermo Electron Corp. (a)	72,700	1,832,040
		18,287,189
IT Services - 0.4%
Affiliated Computer Services, Inc. Class A (a)	69,600	3,790,416
First Data Corp.	235,100	9,660,259
		13,450,675
Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp.	88,300	2,843,260
KLA-Tencor Corp. (a)	14,000	821,380
Lam Research Corp. (a)	32,900	1,062,670
Linear Technology Corp.	21,100	887,677
Micron Technology, Inc. (a)	65,500	882,285
Novellus Systems, Inc. (a)	15,500	651,775
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	248,600	2,545,664
United Microelectronics Corp. sponsored ADR (a)	487,445	2,412,853
Xilinx, Inc. (a)	14,400	557,856
		12,665,420
Software - 2.0%
Microsoft Corp.	2,095,892	57,720,866
VERITAS Software Corp. (a)	139,500	5,183,820
		62,904,686
TOTAL INFORMATION TECHNOLOGY		153,905,452
MATERIALS - 0.4%
Chemicals - 0.2%
Dow Chemical Co.	130,090	5,407,841
Metals & Mining - 0.2%
Alcan, Inc.	99,700	4,655,280
Alcoa, Inc.	38,600	1,466,800
		6,122,080
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,282,787
International Paper Co.	21,600	931,176
		2,213,963
TOTAL MATERIALS		13,743,884
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.8%
BellSouth Corp.	391,500	11,079,450
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,329,500	10,063,440
SBC Communications, Inc.	1,427,600	37,217,532
Verizon Communications, Inc.	735,100	25,787,308
		84,147,747
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. Class A (a)	244,200	6,852,252
TOTAL TELECOMMUNICATION SERVICES		90,999,999
UTILITIES - 0.6%
Electric Utilities - 0.5%
Allegheny Energy, Inc. (a)	99,300	1,267,068
FirstEnergy Corp.	174,400	6,138,880
PG&E Corp. (a)	159,200	4,420,984
TXU Corp.	71,900	1,705,468
Wisconsin Energy Corp.	55,700	1,863,165
		15,395,565
Gas Utilities - 0.1%
NiSource, Inc.	69,100	1,516,054
TOTAL UTILITIES		16,911,619
TOTAL COMMON STOCKS (Cost $1,310,993,090)		1,473,038,400
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	7,700	315,700
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875% (a)	890	889,600

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	71	$ 568
TOTAL NONCONVERTIBLE PREFERRED STOCKS		890,168
TOTAL PREFERRED STOCKS (Cost $1,111,004)		1,205,868
Corporate Bonds - 14.9%
	Principal Amount
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,214,000	1,869,815
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,471,663
INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.2%
Tyco International Group SA 3.125% 1/15/23	4,620,000	6,306,300
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Brocade Communications Systems, Inc. 2% 1/1/07	2,010,000	1,791,312
CIENA Corp. 3.75% 2/1/08	2,450,000	2,235,625
		4,026,937
TOTAL CONVERTIBLE BONDS		13,674,715
Nonconvertible Bonds - 14.4%
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	1,250,000	1,395,970
Dana Corp.:
9% 8/15/11	570,000	674,025
10.125% 3/15/10	1,570,000	1,813,350
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	190,000	205,200
Lear Corp. 8.11% 5/15/09	240,000	277,800
Stoneridge, Inc. 11.5% 5/1/12	45,000	52,875
United Components, Inc. 9.375% 6/15/13	260,000	283,400
		4,702,620
Automobiles - 0.2%
Case New Holland, Inc. 9.25% 8/1/11 (f)	1,340,000	1,500,800
General Motors Corp.:
7.2% 1/15/11	2,300,000	2,528,818
Corporate Bonds - continued
Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - continued
8.25% 7/15/23	$ 820,000	$ 931,035
8.375% 7/15/33	1,010,000	1,172,421
		6,133,074
Hotels, Restaurants & Leisure - 0.6%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	470,000	424,175
10.5% 7/15/11	1,365,000	1,378,650
Domino's, Inc. 8.25% 7/1/11 (f)	470,000	507,600
Florida Panthers Holdings, Inc. 9.875% 4/15/09	1,580,000	1,682,700
Gaylord Entertainment Co. 8% 11/15/13 (f)	340,000	357,000
Herbst Gaming, Inc. 10.75% 9/1/08	350,000	393,750
Intrawest Corp. 7.5% 10/15/13 (f)	430,000	438,600
Mandalay Resort Group 6.5% 7/31/09	1,270,000	1,314,450
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	250,000	235,000
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	1,230,000	1,220,775
Premier Parks, Inc. 9.75% 6/15/07	667,000	701,017
Six Flags, Inc.:
8.875% 2/1/10	260,000	266,825
9.625% 6/1/14 (f)	1,610,000	1,682,450
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	1,540,000	1,655,500
Station Casinos, Inc. 8.375% 2/15/08	1,245,000	1,335,263
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	1,465,000	1,596,850
Tricon Global Restaurants, Inc. 8.875% 4/15/11	1,210,000	1,464,100
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	336,000	355,320
Wheeling Island Gaming, Inc. 10.125% 12/15/09	705,000	757,875
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	2,230,200
		19,998,100
Household Durables - 0.1%
KB Home 8.625% 12/15/08	1,070,000	1,187,700
Simmons Co. 7.875% 1/15/14 (f)	210,000	211,050
Standard Pacific Corp. 9.25% 4/15/12	725,000	808,375
Telex Communications, Inc. 11.5% 10/15/08 (f)	340,000	360,400
WCI Communities, Inc. 7.875% 10/1/13 (f)	400,000	422,000
		2,989,525
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	1,565,000	1,791,925

Principal Amount	Value (Note 1)
Media - 1.6%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	$ 420,000	$ 454,650
AMC Entertainment, Inc. 9.5% 2/1/11	975,000	1,018,875
American Media Operations, Inc. 10.25% 5/1/09	1,520,000	1,615,000
AOL Time Warner, Inc. 6.75% 4/15/11	1,500,000	1,675,445
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	3,740,000	4,452,504
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	1,130,000	757,100
8.625% 4/1/09	2,025,000	1,741,500
9.625% 11/15/09	625,000	548,438
10% 4/1/09	2,340,000	2,082,600
10% 5/15/11	1,595,000	1,379,675
Clear Channel Communications, Inc. 7.65% 9/15/10	1,750,000	2,048,447
Comcast Corp. 7.05% 3/15/33	1,235,000	1,343,449
Corus Entertainment, Inc. 8.75% 3/1/12	1,975,000	2,172,500
Cox Communications, Inc. 7.125% 10/1/12	1,565,000	1,805,091
CSC Holdings, Inc.:
7.625% 4/1/11	3,190,000	3,317,600
7.625% 7/15/18	545,000	564,075
7.875% 2/15/18	205,000	216,275
9.875% 2/15/13	565,000	587,600
EchoStar DBS Corp.:
9.125% 1/15/09	1,408,000	1,576,960
10.375% 10/1/07	1,380,000	1,512,825
Entravision Communications Corp. 8.125% 3/15/09	1,135,000	1,211,613
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	1,030,000	672,075
News America Holdings, Inc. 7.75% 12/1/45	1,500,000	1,773,524
Nextmedia Operating, Inc. 10.75% 7/1/11	600,000	682,500
PEI Holdings, Inc. 11% 3/15/10	1,045,000	1,212,200
PRIMEDIA, Inc. 7.625% 4/1/08	2,640,000	2,646,600
Radio One, Inc. 8.875% 7/1/11	3,290,000	3,619,000
Telewest PLC 11% 10/1/07 (c)	2,600,000	1,638,000
Videotron LTEE 6.875% 1/15/14 (f)	280,000	288,400
Vivendi Universal SA:
6.25% 7/15/08 (f)	590,000	622,450
9.25% 4/15/10	2,420,000	2,867,700
		48,104,671
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	1,130,000	1,084,800
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	1,050,000	1,055,250
9% 6/15/12	65,000	68,900
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Boise Cascade Corp.:
6.5% 11/1/10	$ 640,000	$ 665,600
7% 11/1/13	640,000	668,800
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	230,000	235,175
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	491,050
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	120,000	127,800
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	570,000	604,200
		3,916,775
TOTAL CONSUMER DISCRETIONARY		88,721,490
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Miller Brewing Co. 5.5% 8/15/13 (f)	1,645,000	1,680,603
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,230,000	2,495,762
Neighborcare, Inc. 6.875% 11/15/13 (f)	830,000	846,600
Rite Aid Corp. 6.875% 8/15/13	490,000	465,500
		3,807,862
Food Products - 0.4%
Central Garden & Pet Co. 9.125% 2/1/13	290,000	321,175
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,225,385
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,299,000
8.45% 8/15/09	285,000	318,488
Dean Foods Co.:
6.9% 10/15/17	540,000	550,800
8.15% 8/1/07	1,730,000	1,903,000
Doane Pet Care Co.:
9.75% 5/15/07	1,160,000	1,044,000
10.75% 3/1/10	1,065,000	1,107,600
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	190,000	207,100
Land O'Lakes, Inc.:
8.75% 11/15/11	425,000	361,250
9% 12/15/10 (f)	800,000	800,000
Michael Foods, Inc. 8% 11/15/13 (f)	210,000	219,450
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	260,000	269,100
		10,626,348
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	880,000	673,200
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	1,710,000	1,718,550

	Principal Amount	Value (Note 1)
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	$ 1,185,000	$ 1,264,152
TOTAL CONSUMER STAPLES		19,770,715
ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Grant Prideco, Inc. 9.625% 12/1/07	1,020,000	1,137,300
Hanover Compressor Co. 8.625% 12/15/10	220,000	229,350
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,565,850
Kinder Morgan, Inc. 6.5% 9/1/12	1,165,000	1,285,576
Seabulk International, Inc. 9.5% 8/15/13	730,000	759,200
SESI LLC 8.875% 5/15/11	120,000	129,000
		5,106,276
Oil & Gas - 0.8%
Chesapeake Energy Corp. 8.125% 4/1/11	450,000	501,750
Forest Oil Corp. 8% 12/15/11	1,030,000	1,107,250
General Maritime Corp. 10% 3/15/13	1,430,000	1,615,900
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	241,000	298,840
Petro-Canada yankee 7% 11/15/28	1,290,000	1,430,011
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	1,955,000	2,145,613
Range Resources Corp. 7.375% 7/15/13	865,000	865,000
Teekay Shipping Corp. 8.875% 7/15/11	3,640,000	4,131,400
The Coastal Corp.:
6.375% 2/1/09	485,000	432,863
6.5% 5/15/06	815,000	780,363
6.5% 6/1/08	2,565,000	2,330,944
7.5% 8/15/06	2,990,000	2,904,038
7.625% 9/1/08	375,000	360,000
7.75% 6/15/10	1,680,000	1,585,500
9.625% 5/15/12	2,050,000	2,029,500
Vintage Petroleum, Inc. 8.25% 5/1/12	1,015,000	1,101,275
		23,620,247
TOTAL ENERGY		28,726,523
FINANCIALS - 3.6%
Capital Markets - 0.4%
Amvescap PLC 5.9% 1/15/07	1,015,000	1,096,906
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,691,792
Equinox Holdings Ltd. 9% 12/15/09 (f)	110,000	113,300
Goldman Sachs Group, Inc. 6.6% 1/15/12	4,075,000	4,553,935
J.P. Morgan Chase & Co. 5.35% 3/1/07	1,255,000	1,343,220
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. 4% 11/15/07	$ 2,500,000	$ 2,560,623
Morgan Stanley:
5.3% 3/1/13	500,000	510,753
6.6% 4/1/12	1,750,000	1,954,468
		13,824,997
Commercial Banks - 0.2%
Bank of America Corp. 6.25% 4/15/12	620,000	683,473
Bank One NA, Chicago 3.7% 1/15/08	2,020,000	2,043,695
Chase Manhattan Corp. New 6.375% 4/1/08	745,000	820,960
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,311,326
Korea Development Bank 7.375% 9/17/04	240,000	246,973
		5,106,427
Consumer Finance - 0.5%
Capital One Bank 4.875% 5/15/08	1,070,000	1,101,194
Ford Motor Credit Co.:
7.375% 10/28/09	140,000	153,743
7.375% 2/1/11	1,000,000	1,089,940
7.875% 6/15/10	2,500,000	2,793,413
General Motors Acceptance Corp. 6.875% 9/15/11	1,240,000	1,335,637
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,233,326
6.375% 11/27/12	1,000,000	1,097,054
7% 5/15/12	180,000	205,266
Household International, Inc. 8.875% 2/15/08	1,225,000	1,376,606
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,725,868
MBNA Corp. 7.5% 3/15/12	2,035,000	2,364,330
		14,476,377
Diversified Financial Services - 1.8%
Ahold Finance USA, Inc. 8.25% 7/15/10	1,970,000	2,105,438
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	1,125,000	1,018,125
6.977% 11/23/22	100,550	90,998
7.377% 5/23/19	1,005,707	714,052
7.379% 5/23/16	174,050	123,575
7.8% 4/1/08	420,000	388,500
8.608% 10/1/12	850,000	777,750
10.18% 1/2/13	375,000	292,500
Arch Western Finance LLC 6.75% 7/1/13 (f)	1,165,000	1,188,300
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	765,523	650,695
6.9% 1/2/17	1,326,559	1,101,044

	Principal Amount	Value (Note 1)
7.373% 12/15/15	$ 1,286,797	$ 1,106,645
7.568% 12/1/06	425,000	352,750
7.73% 9/15/12	173,174	145,466
8.312% 10/2/12	866,831	745,474
8.388% 5/1/22	282,712	233,237
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13 (f)	460,000	485,300
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	170,000	156,400
7.57% 11/18/10	605,000	626,746
7.711% 9/18/11	85,000	73,525
7.779% 11/18/05	345,000	320,850
7.779% 1/2/12	691,427	591,170
7.92% 5/18/12	1,385,000	1,254,018
10.06% 1/2/16	410,000	323,900
Deutsche Telekom International Finance BV:
5.25% 7/22/13	770,000	777,869
8.75% 6/15/30	2,500,000	3,193,570
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	390,000	434,850
9.875% 8/15/13 (f)	460,000	531,300
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	891,000	1,002,375
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,136,763
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	180,000	181,800
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	1,155,000	1,290,713
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(j)	650,000	669,500
11% 7/15/10 (f)	520,000	570,700
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	140,000	146,300
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	850,000	901,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	270,000	278,100
Nexstar Finance, Inc. 7% 1/15/14 (f)	340,000	341,700
NiSource Finance Corp. 7.875% 11/15/10	2,485,000	2,955,637
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	510,400	443,829
7.248% 7/2/14	721,710	519,631
7.626% 4/1/10	207,155	176,082
7.691% 4/1/17	73,380	60,905
7.95% 9/1/16	55,159	46,885
8.304% 9/1/10	592,669	509,695
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,770,000	2,908,500
7.875% 2/1/09 (j)	3,000,000	3,387,000
Petronas Capital Ltd. 7% 5/22/12 (f)	2,865,000	3,263,585
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Power Contract Financing LLC 6.256% 2/1/10 (f)	$ 1,150,000	$ 1,184,500
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(j)	1,075,000	1,076,488
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	200,000	205,000
Sheridan Group, Inc. 10.25% 8/15/11 (f)	450,000	477,000
Ship Finance International Ltd. 8.5% 12/15/13 (f)	3,940,000	3,940,000
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,434,701
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.875% 12/15/13 (f)	240,000	242,400
Telecom Italia Capital 5.25% 11/15/13 (f)	1,700,000	1,703,385
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	190,000	200,450
U.S. Airways pass thru trust certificates 6.85% 7/30/19	311,671	293,750
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	2,200,000	2,568,500
Verizon Global Funding Corp. 7.25% 12/1/10	985,000	1,134,116
		56,055,037
Insurance - 0.0%
Principal Life Global Funding I 6.25% 2/15/12 (f)	850,000	925,818
Real Estate - 0.5%
Arden Realty LP 7% 11/15/07	4,000,000	4,420,484
Boston Properties, Inc. 6.25% 1/15/13	1,200,000	1,287,652
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,671,573
Duke Realty LP 6.875% 3/15/05	2,950,000	3,123,696
EOP Operating LP 7.75% 11/15/07	820,000	940,019
Regency Centers LP 6.75% 1/15/12	1,990,000	2,192,763
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,787,600
		15,423,787
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 5.5% 8/1/06	2,590,000	2,766,529
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,267,946
Washington Mutual, Inc. 4.375% 1/15/08	770,000	791,586
		5,826,061
TOTAL FINANCIALS		111,638,504

	Principal Amount	Value (Note 1)
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	$ 570,000	$ 595,650
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	1,595,000	1,722,600
Fountain View, Inc. 9.25% 8/19/08 (e)	2,807,954	2,779,874
Genesis HealthCare Corp. 8% 10/15/13 (f)	180,000	187,200
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	390,000	394,875
National Nephrology Associates, Inc. 9% 11/1/11 (f)	250,000	261,250
Psychiatric Solutions, Inc. 10.625% 6/15/13	760,000	855,000
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	170,844
6.375% 12/1/11	210,000	200,550
Triad Hospitals, Inc. 8.75% 5/1/09	1,425,000	1,542,563
		8,114,756
TOTAL HEALTH CARE		8,710,406
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	335,000	309,875
8.5% 10/1/10 (f)	110,000	117,700
8.875% 5/1/11	1,610,000	1,489,250
9.5% 11/1/08	855,000	837,900
Raytheon Co. 6.75% 8/15/07	2,450,000	2,714,421
Transdigm, Inc. 8.375% 7/15/11	370,000	394,050
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	600,000	615,000
		6,478,196
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	238,520	212,283
7.9% 12/15/09	155,000	127,100
8.3% 12/15/29	2,305,000	1,509,775
NWA Trust 10.23% 6/21/14	368,262	331,435
		2,180,593
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	400,000	440,000
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc. 7.625% 1/1/06	2,620,000	2,757,550
American Color Graphics, Inc. 10% 6/15/10	965,000	981,888
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	250,000	257,500
		3,996,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	$ 210,000	$ 226,800
Industrial Conglomerates - 0.2%
Koppers, Inc. 9.875% 10/15/13 (f)	250,000	275,625
Tyco International Group SA yankee:
6.375% 10/15/11	245,000	261,844
6.75% 2/15/11	4,500,000	4,916,250
		5,453,719
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	330,000	360,525
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	517,500
Dresser, Inc. 9.375% 4/15/11	200,000	217,500
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	310,300
Terex Corp. 7.375% 1/15/14 (f)	1,230,000	1,242,300
		2,648,125
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	330,000	331,650
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,100,000	2,152,500
9.5% 10/1/08	180,000	195,300
TFM SA de CV yankee 11.75% 6/15/09	2,610,000	2,668,725
		5,016,525
TOTAL INDUSTRIALS		26,772,546
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14 (f)	640,000	646,400
Marconi Corp. PLC 8% 4/30/08 (f)	595,000	606,900
Motorola, Inc. 6.5% 11/15/28	1,125,000	1,113,667
Nortel Networks Corp. 6.125% 2/15/06	770,000	777,700
		3,144,667
IT Services - 0.1%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	725,000	507,500
8% 11/15/13 (f)	1,225,000	1,286,250
Iron Mountain, Inc. 6.625% 1/1/16	2,410,000	2,349,750
		4,143,500
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	3,495,000	3,713,438
7.625% 6/15/13	1,190,000	1,273,300
		4,986,738
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	338,000	402,220

	Principal Amount	Value (Note 1)
Amkor Technology, Inc.:
7.75% 5/15/13	$ 270,000	$ 290,250
9.25% 2/15/08	110,000	125,125
10.5% 5/1/09	30,000	32,175
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	800,000	948,000
Semiconductor Note Partners Trust 0% 8/4/11 (f)	230,000	247,250
Viasystems, Inc. 10.5% 1/15/11 (f)	900,000	963,000
		3,008,020
TOTAL INFORMATION TECHNOLOGY		15,282,925
MATERIALS - 1.0%
Chemicals - 0.3%
Avecia Group PLC 11% 7/1/09	1,780,000	1,628,700
Berry Plastics Corp. 10.75% 7/15/12 (f)	560,000	644,000
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,520,000
Equistar Chemicals LP/Equistar Funding Corp.:
10.625% 5/1/11 (f)	920,000	1,012,000
10.625% 5/1/11	395,000	431,538
Geon Co. 6.875% 12/15/05	130,000	125,450
Lyondell Chemical Co.:
9.625% 5/1/07	230,000	242,650
9.875% 5/1/07	865,000	908,250
11.125% 7/15/12	35,000	38,150
Nalco Co. 7.75% 11/15/11 (f)	470,000	499,375
PolyOne Corp.:
8.875% 5/1/12	620,000	567,300
10.625% 5/15/10	445,000	445,000
Resolution Performance Products LLC 8% 12/15/09 (f)	495,000	509,850
The Scotts Co. 6.625% 11/15/13 (f)	480,000	489,600
		10,061,863
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	325,000	264,875
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	450,000	454,500
BWAY Corp. 10% 10/15/10	350,000	380,625
Crown Cork & Seal, Inc.:
7.375% 12/15/26	85,000	76,500
8% 4/15/23	415,000	385,950
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	3,515,000	3,831,350
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	793,100
7.35% 5/15/08	330,000	326,700
7.5% 5/15/10	310,000	316,975
7.8% 5/15/18	140,000	136,500
8.1% 5/15/07	630,000	664,650
Sealed Air Corp.:
5.625% 7/15/13 (f)	245,000	250,706
6.875% 7/15/33 (f)	510,000	539,832
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)	$ 250,000	$ 255,000
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	1,095,000	1,140,169
		9,817,432
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (d)	1,625,000	1,283,750
Falconbridge Ltd. yankee 7.35% 6/5/12	750,000	847,097
Massey Energy Co. 6.625% 11/15/10 (f)	430,000	439,675
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	214,500
		2,785,022
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. 8.5% 10/1/13	430,000	455,800
Georgia-Pacific Corp.:
8% 1/15/24 (f)	810,000	826,200
9.5% 12/1/11	1,925,000	2,233,000
International Paper Co.:
4.25% 1/15/09	245,000	246,004
5.5% 1/15/14	615,000	616,766
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	190,000	197,125
Norske Skog Canada Ltd. 8.625% 6/15/11	710,000	738,400
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,100,900
9.75% 2/1/11	1,270,000	1,397,000
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,363,675
		9,174,870
TOTAL MATERIALS		31,839,187
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.8%
ACC Escrow Corp. 10% 8/1/11 (f)	930,000	1,027,650
AT&T Corp. 8.75% 11/15/31	1,085,000	1,267,891
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	380,000	403,750
France Telecom SA 9.75% 3/1/31	2,000,000	2,657,350
MCI Communications Corp.:
7.125% 6/15/27 (c)	315,000	253,969
7.75% 3/15/24 (c)	55,000	44,550
7.75% 3/23/25 (c)	95,000	76,713
8.25% 1/20/23 (c)	205,000	165,025
Qwest Corp. 9.125% 3/15/12 (e)(f)	1,015,000	1,164,713
Qwest Services Corp. 13.5% 12/15/10 (f)	6,010,000	7,272,100
SBC Communications, Inc. 6.25% 3/15/11	1,170,000	1,280,757

	Principal Amount	Value (Note 1)
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	$ 1,965,000	$ 2,129,791
Telefonica Europe BV 7.75% 9/15/10	1,500,000	1,780,851
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	1,120,000	702,800
TELUS Corp. yankee 8% 6/1/11	3,000,000	3,507,861
Triton PCS, Inc.:
8.75% 11/15/11	525,000	513,188
9.375% 2/1/11	80,000	80,400
Verizon New York, Inc. 6.875% 4/1/12	2,000,000	2,213,014
		26,542,373
Wireless Telecommunication Services - 0.8%
American Tower Corp. 9.375% 2/1/09	1,620,000	1,717,200
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,500,000	1,735,719
8.75% 3/1/31	1,000,000	1,233,829
Crown Castle International Corp.:
7.5% 12/1/13 (f)	700,000	707,000
7.5% 12/1/13 (f)	810,000	818,100
9.375% 8/1/11	1,185,000	1,309,425
9.5% 8/1/11	205,000	223,450
10.75% 8/1/11	385,000	435,050
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,250,000	1,440,625
Dobson Communications Corp. 8.875% 10/1/13	820,000	836,400
Millicom International Cellular SA 10% 12/1/13 (f)	820,000	861,000
Nextel Communications, Inc.:
7.375% 8/1/15	4,500,000	4,815,000
9.375% 11/15/09	2,090,000	2,278,100
9.5% 2/1/11	595,000	675,325
Nextel Partners, Inc. 8.125% 7/1/11	1,560,000	1,653,600
Rogers Wireless, Inc. 9.625% 5/1/11	1,650,000	1,963,500
Western Wireless Corp. 9.25% 7/15/13	980,000	1,038,800
		23,742,123
TOTAL TELECOMMUNICATION SERVICES		50,284,496
UTILITIES - 2.0%
Electric Utilities - 0.8%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	645,000	612,750
CMS Energy Corp.:
7.5% 1/15/09	985,000	1,017,013
7.625% 11/15/04	1,640,000	1,689,200
7.75% 8/1/10 (f)	1,880,000	1,976,350
8.5% 4/15/11	815,000	875,106
8.9% 7/15/08	340,000	368,475
9.875% 10/15/07	1,930,000	2,139,888
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,573,035
DTE Energy Co. 7.05% 6/1/11	650,000	728,872
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Duke Capital Corp. 6.75% 2/15/32	$ 100,000	$ 100,984
FirstEnergy Corp. 6.45% 11/15/11	950,000	984,626
Illinois Power Co.:
7.5% 6/15/09	1,915,000	2,106,500
11.5% 12/15/10	1,340,000	1,621,400
Nevada Power Co.:
6.2% 4/15/04	175,000	176,094
10.875% 10/15/09	305,000	349,225
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	688,500
7.05% 3/1/24	340,000	341,700
10.375% 11/1/05 (f)(j)	2,300,000	2,323,000
PG&E Corp. 6.875% 7/15/08 (f)	515,000	557,488
Public Service Co. of Colorado 7.875% 10/1/12	1,080,000	1,310,794
Southern California Edison Co. 7.625% 1/15/10	1,472,000	1,705,901
		24,246,901
Gas Utilities - 0.4%
ANR Pipeline, Inc. 8.875% 3/15/10	450,000	505,688
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	1,006,029
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	850,000	960,500
10.125% 7/15/13 (f)	1,280,000	1,472,000
El Paso Energy Corp.:
6.95% 12/15/07	810,000	778,613
7.375% 12/15/12	284,000	260,925
Northwest Pipeline Corp.:
6.625% 12/1/07	485,000	489,850
8.125% 3/1/10	420,000	464,100
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,965,600
Sonat, Inc. 6.75% 10/1/07	285,000	267,900
Southern Natural Gas Co. 8.875% 3/15/10	530,000	595,588
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	650,000	656,500
6.25% 1/15/08	1,335,000	1,371,713
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	271,625
		11,066,631
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	53,000	56,710
8.75% 5/15/13 (f)	2,410,000	2,693,175
8.875% 2/15/11	308,000	336,105
9.375% 9/15/10	1,024,000	1,136,640
9.5% 6/1/09	2,092,000	2,322,120

	Principal Amount	Value (Note 1)
Calpine Corp.:
6.9% 7/15/07 (f)(j)	$ 2,443,875	$ 2,382,778
8.5% 7/15/10 (f)	175,000	169,750
Duke Energy Corp. 4.2% 10/1/08	3,175,000	3,189,053
El Paso Corp. 7.875% 6/15/12	1,685,000	1,592,325
NRG Energy, Inc. 8% 12/15/13 (f)	1,510,000	1,585,500
Reliant Resources, Inc. 9.25% 7/15/10 (f)	1,035,000	1,084,163
Western Resources, Inc.:
7.125% 8/1/09	315,000	339,806
9.75% 5/1/07	1,125,000	1,276,875
Williams Companies, Inc.:
6.5% 8/1/06	905,000	936,675
6.75% 1/15/06	1,125,000	1,158,750
7.125% 9/1/11	1,935,000	2,046,263
7.5% 1/15/31	635,000	642,938
7.625% 7/15/19	1,000,000	1,050,000
8.625% 6/1/10	1,030,000	1,153,600
		25,153,226
TOTAL UTILITIES		60,466,758
TOTAL NONCONVERTIBLE BONDS		442,213,550
TOTAL CORPORATE BONDS (Cost $411,784,933)		455,888,265
U.S. Government and Government Agency Obligations - 5.3%

U.S. Government Agency Obligations - 1.2%
Fannie Mae:
5.5% 3/15/11	1,505,000	1,623,006
6% 5/15/11	1,230,000	1,363,258
6.25% 2/1/11	4,285,000	4,736,870
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,202,742
Federal Home Loan Bank:
3.625% 11/14/08	2,610,000	2,624,997
5.8% 9/2/08	1,300,000	1,431,607
Freddie Mac:
3.625% 9/15/08	1,361,000	1,370,006
4% 6/12/13	11,318,000	10,564,583
5.875% 3/21/11	7,760,000	8,411,235
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,054,263
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		37,382,567
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	8,058,480	8,000,556
U.S. Treasury Obligations - 3.8%
U.S. Treasury Bills, yield at date of purchase 0.91% to 0.93% 2/19/04 to 3/11/04 (i)	7,100,000	7,089,706
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds 6.25% 5/15/30	$ 17,515,000	$ 20,212,030
U.S. Treasury Notes:
1.875% 11/30/05	5,335,000	5,345,003
3.25% 8/15/07	12,320,000	12,566,880
4.375% 5/15/07	4,125,000	4,368,148
4.875% 2/15/12	40,000,000	42,362,480
6.5% 2/15/10	20,545,000	23,873,927
TOTAL U.S. TREASURY OBLIGATIONS		115,818,174
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $159,175,717)		161,201,297
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 7.4%
4% 1/1/19 (g)	10,000,000	9,740,625
4% 1/1/19 (g)	20,000,000	19,481,250
4.5% 8/1/33 to 9/1/33	9,939,635	9,516,195
5% 2/1/18	19,620,369	20,035,408
5.5% 11/1/16 to 12/1/33	22,373,036	22,733,903
5.5% 1/1/34 (g)	32,357,646	32,772,228
6% 6/1/13 to 7/1/33	35,404,829	37,054,413
6.5% 11/1/09 to 9/1/32	45,081,860	47,452,871
6.5% 1/1/19 (g)(h)	4,724,490	5,007,959
6.5% 1/1/34 (g)	3,865,252	4,041,604
6.5% 1/1/34 (g)	774,951	810,308
7% 8/1/13 to 8/1/32	12,267,995	13,018,121
7.5% 7/1/16 to 11/1/31	4,393,732	4,700,735
8% 1/1/30 to 6/1/30	540,221	584,066
TOTAL FANNIE MAE		226,949,686
Freddie Mac - 0.7%
5% 1/1/34 (g)	20,000,000	19,750,000
7.5% 5/1/17 to 11/1/31	1,490,234	1,602,487
8% 7/1/17 to 5/1/27	108,061	117,560
TOTAL FREDDIE MAC		21,470,047
Government National Mortgage Association - 0.7%
6% 12/15/08 to 6/15/09	788,354	833,522
6.5% 6/15/08 to 8/15/27	9,548,668	10,132,346
7% 7/15/28 to 7/15/32	6,013,597	6,414,562
7.5% 9/15/22 to 8/15/28	3,249,630	3,497,412

	Principal Amount	Value (Note 1)
8% 5/15/25 to 1/15/31	$ 1,124,993	$ 1,223,938
8.5% 12/15/16 to 12/15/30	541,868	589,496
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		22,691,276
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $265,147,327)		271,111,009
Asset-Backed Securities - 0.4%

Capital One Master Trust Series 2001-7A Class A, 3.85% 8/15/07	810,000	825,615
Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.9625% 7/15/11 (j)	780,000	780,368
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (j)	1,750,000	1,770,520
Discover Card Master Trust I Series 2003-4 Class B1, 1.47% 5/16/11 (j)	1,015,000	1,015,000
Ford Credit Auto Owner Trust Series 2001-B Class B, 5.71% 9/15/05	1,055,000	1,075,216
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	5,000,000	5,374,119
TOTAL ASSET-BACKED SECURITIES (Cost $10,420,787)		10,840,838
Collateralized Mortgage Obligations - 0.2%

U.S. Government Agency - 0.2%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,500,264
Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,741,335
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,382,347)		6,241,599
Commercial Mortgage Securities - 1.3%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.2355% 8/1/24 (f)(j)	923,619	785,076
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,261,692	2,444,532
Class B, 7.48% 2/1/08	2,320,000	2,580,856
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	615,380
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	$ 4,260,000	$ 4,430,400
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,850,428
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,535,252
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,412,752
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9822% 4/29/39 (f)(j)	1,600,000	1,298,000
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(j)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(j)	1,300,000	887,120
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	1,205,000	1,225,697
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	972,029
Class C, 4.13% 11/20/37 (f)	1,050,000	931,055
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,568,952	1,576,797
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,620,372
Series 1:
Class D2, 6.992% 11/15/07 (f)	4,120,000	4,536,361
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,672,913
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,523,172)		38,375,020
Municipal Securities - 0.1%

Illinois Gen. Oblig. 5.1% 6/1/33	1,445,000	1,328,634
Oregon Gen. Oblig. 5.892% 6/1/27	355,000	369,395
TOTAL MUNICIPAL SECURITIES (Cost $1,800,000)		1,698,029
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	1,630,000	1,843,481
7.125% 1/11/12	1,590,000	1,818,563
State of Israel 4.625% 6/15/13	230,000	219,938
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,460,099)		3,881,982
Floating Rate Loans - 0.3%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (j)	$ 1,250,000	$ 1,162,500
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (j)	2,260,000	2,152,650
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (j)	2,800,000	2,936,500
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. term loan 5.2643% 4/30/08 (j)	4,000,000	4,030,000
TOTAL FLOATING RATE LOANS (Cost $9,692,044)		10,281,650
Fixed-Income Funds - 0.8%
	Shares
Fidelity Ultra-Short Central Fund (Cost $25,999,998)	261,254	26,013,061
Money Market Funds - 22.2%

Fidelity Cash Central Fund, 1.07% (b)	556,208,311	556,208,311
Fidelity Money Market Central Fund, 1.17% (b)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $680,068,473)		680,068,473
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $2,921,558,991)		3,139,845,491
NET OTHER ASSETS - (2.4)%		(73,465,564)
NET ASSETS - 100%		$ 3,066,379,927
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
414 S&P 500 Index Contracts	March 2004	$ 114,947,100	$ 2,781,666

The face value of futures purchased as a percentage of net assets - 3.7%
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 3,900,000	$ 16,968
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	8,085,000	76,356
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	6,850,000	76,694
TOTAL INTEREST RATE SWAP		18,835,000	170,018
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	2,500,000	277
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	2,500,000	28,859
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	2,500,000	4,488

	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)

Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America

	April 2004	$ 2,500,000	$ 42,490
TOTAL TOTAL RETURN SWAP		10,000,000	76,114
		$ 28,835,000	$ 246,132
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $116,407,186 or 3.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,089,706.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,073 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fountain View, Inc.	8/19/03	$ 11
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	14.2%
AAA,AA,A	3.3%
BBB	4.2%
BB	3.0%
B	5.3%
CCC,CC,C	1.6%
Not Rated	0.2%
D	0.0%
Equities	51.7%
Short-Term Investments and Net Other Assets	16.5%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable. This information is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $10,281,650 or 0.3% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $2,019,976,683 and $2,525,022,108, respectively, of which long-term U.S. government and government agency obligations aggregated $1,009,268,455 and $1,082,048,793, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79,980 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $242,725,000 of which $168,073,000, $33,903,000 and $40,749,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $2,921,558,991) - See accompanying schedule		$ 3,139,845,491
Commitment to sell securities on a delayed delivery basis	(3,121,309)
Receivable for securities sold on a delayed delivery basis	3,122,689	1,380
Receivable for investments sold, regular delivery		8,810,268
Cash		82,711
Receivable for fund shares sold		722,464
Dividends receivable		2,204,403
Interest receivable		12,881,406
Receivable for daily variation on futures contracts		300,559
Unrealized gain on swap agreements		246,132
Prepaid expenses		17,558
Other receivables		60,276
Total assets		3,165,172,648

Liabilities
Payable for investments purchased Regular delivery	$ 1,934,481
Delayed delivery	91,482,361
Payable for fund shares redeemed	3,648,963
Accrued management fee	1,331,042
Distribution fees payable	7,113
Other affiliated payables	218,818
Other payables and accrued expenses	169,943
Total liabilities		98,792,721

Net Assets		$ 3,066,379,927
Net Assets consist of:
Paid in capital		$ 3,018,937,975
Undistributed net investment income		85,502,782
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(259,373,727)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		221,312,897
Net Assets		$ 3,066,379,927
Initial Class: Net Asset Value, offering price and redemption price per share ($3,011,836,825 ÷ 208,345,158 shares)		$ 14.46

Service Class: Net Asset Value, offering price and redemption price per share ($32,086,830 ÷ 2,233,168 shares)		$ 14.37

Service Class 2: Net Asset Value, offering price and redemption price per share ($22,456,272 ÷ 1,573,209 shares)		$ 14.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 24,766,607
Interest		71,323,097
Security lending		10,003
Total income		96,099,707

Expenses
Management fee	$ 15,358,806
Transfer agent fees	1,981,122
Distribution fees	74,720
Accounting and security lending fees	583,276
Non-interested trustees' compensation	14,242
Appreciation in deferred trustee compensation account	100
Custodian fees and expenses	88,962
Audit	65,402
Legal	14,858
Miscellaneous	197,409
Total expenses before reductions	18,378,897
Expense reductions	(455,811)	17,923,086
Net investment income (loss)		78,176,621
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(57,534,184)
Foreign currency transactions	(120)
Futures contracts	16,607,360
Swap agreements	212,634
Total net realized gain (loss)		(40,714,310)
Change in net unrealized appreciation (depreciation) on: Investment securities	437,746,544
Assets and liabilities in foreign currencies	92
Futures contracts	3,449,864
Swap agreements	246,132
Delayed delivery commitments	1,380
Total change in net unrealized appreciation (depreciation)		441,444,012
Net gain (loss)		400,729,702
Net increase (decrease) in net assets resulting from operations		$ 478,906,323

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,176,621	$ 109,768,266
Net realized gain (loss)	(40,714,310)	(46,561,077)
Change in net unrealized appreciation (depreciation)	441,444,012	(377,907,555)
Net increase (decrease) in net assets resulting from operations	478,906,323	(314,700,366)
Distributions to shareholders from net investment income	(104,597,799)	(130,190,101)
Share transactions - net increase (decrease)	(134,932,020)	(319,152,869)
Total increase (decrease) in net assets	239,376,504	(764,043,336)

Net Assets
Beginning of period	2,827,003,423	3,591,046,759
End of period (including undistributed net investment income of $85,502,782 and undistributed net investment income of $119,686,292, respectively)	$ 3,066,379,927	$ 2,827,003,423
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	11,779,012	428,403	476,542
Reinvested	8,641,306	77,907	49,303
Redeemed	(30,580,450)	(301,785)	(252,268)
Net increase (decrease)	(10,160,132)	204,525	273,577

Dollars Sold	$ 156,744,839	$ 5,650,188	$ 6,262,526
Reinvested	103,090,780	924,752	582,265
Redeemed	(400,951,959)	(3,964,032)	(3,271,379)
Net increase (decrease)	$ (141,116,340)	$ 2,610,908	$ 3,573,412

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 103,090,780	$ 924,754	$ 582,265
From net realized gain	-	-	-
Total	$ 103,090,780	$ 924,754	$ 582,265
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.36	.46	.51	.62	.59
Net realized and unrealized gain (loss)	1.83	(1.69)	(1.13)	(1.30)	1.28
Total from investment operations	2.19	(1.23)	(.62)	(.68)	1.87
Distributions from net investment income	(.48)	(.53)	(.64)	(.60)	(.60)
Distributions from net realized gain	-	-	(.24)	(1.38)	(.76)
Total distributions	(.48)	(.53)	(.88)	(1.98)	(1.36)
Net asset value, end of period	$ 14.46	$ 12.75	$ 14.51	$ 16.01	$ 18.67
Total Return A,B	17.97%	(8.73)%	(4.15)%	(3.87)%	11.09%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.63%	.64%	.61%	.63%
Expenses net of voluntary waivers, if any	.63%	.63%	.64%	.61%	.63%
Expenses net of all reductions	.62%	.61%	.63%	.61%	.62%
Net investment income (loss)	2.71%	3.49%	3.53%	3.73%	3.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,011,837	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926
Portfolio turnover rate	82%	140%	108%	76%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.34	.44	.49	.60	.56
Net realized and unrealized gain (loss)	1.83	(1.68)	(1.12)	(1.31)	1.29
Total from investment operations	2.17	(1.24)	(.63)	(.71)	1.85
Distributions from net investment income	(.46)	(.51)	(.63)	(.59)	(.60)
Distributions from net realized gain	-	-	(.24)	(1.38)	(.76)
Total distributions	(.46)	(.51)	(.87)	(1.97)	(1.36)
Net asset value, end of period	$ 14.37	$ 12.66	$ 14.41	$ 15.91	$ 18.59
Total Return A,B	17.91%	(8.85) %	(4.24) %	(4.06) %	11.01%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.74%	.72%	.74%
Expenses net of voluntary waivers, if any	.74%	.74%	.74%	.72%	.74%
Expenses net of all reductions	.73%	.72%	.73%	.71%	.73%
Net investment income (loss)	2.59%	3.38%	3.43%	3.62%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,087	$ 25,692	$ 31,324	$ 30,583	$ 23,677
Portfolio turnover rate	82%	140%	108%	76%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.32	.41	.46	.53
Net realized and unrealized gain (loss)	1.81	(1.67)	(1.11)	(.84)
Total from investment operations	2.13	(1.26)	(.65)	(.31)
Distributions from net investment income	(.45)	(.51)	(.64)	(.59)
Distributions from net realized gain	-	-	(.24)	(1.38)
Total distributions	(.45)	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 14.27	$ 12.59	$ 14.36	$ 15.89
Total Return B,C,D	17.66%	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91%	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.91%	.90%	.90%	.88% A
Expenses net of all reductions	.89%	.88%	.89%	.88% A
Net investment income (loss)	2.43%	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,456	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	82%	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity® VIP: Contrafund - Initial Class	28.46%	3.47%	13.96%
Fidelity VIP: Contrafund - Service ClassB	28.35%	3.36%	13.89%
Fidelity VIP: Contrafund - Service Class 2C	28.20%	3.25%	13.82%

A From January 3, 1995

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from Will Danoff, Portfolio Manager of Fidelity® Variable Insurance Products: Contrafund® Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

Contrafund Portfolio's return for the 12 months ending December 31, 2003, slightly trailed the S&P 500®, which gained 28.69%, and the LipperSM Variable Annuity Growth Funds Average, which returned 30.23%. A de-emphasis on technology and brokerage stocks hurt relative performance, while an emphasis on smaller-cap stocks overall helped. Technology stocks in the index gained 60% in 2003, propelled forward by new products and huge demand, and the fund did not anticipate such a strong snapback. A lack of exposure to diversified brokerage stocks also hurt, as these companies benefited from low interest rates and improving market conditions. As referenced, the fund's emphasis on smaller stocks proved beneficial. Approximately 42% of the fund's assets were invested in companies sized at $10 billion or less, versus just 14% for the S&P 500. Strong individual performers included Zimmer Holdings, a medical technology company specializing in orthopedics, Genentech, a leading biotechnology firm, and Freeport-McMoRan Copper & Gold, a mining company that benefited from improved industry trends. Disappointments included government defense contractor Lockheed Martin, health and beauty giant Colgate-Palmolive, and regional bank Fifth Third Bancorp, all of which experienced sluggish earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
3M Co.	3.4
Berkshire Hathaway, Inc. Class A	3.0
Avon Products, Inc.	2.5
Colgate-Palmolive Co.	2.1
Lockheed Martin Corp.	1.9
12.9
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Consumer Discretionary	16.5
Financials	15.5
Health Care	15.4
Industrials	13.0
Information Technology	12.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	96.4%
Bonds	0.4%
Short-Term Investments and Net Other Assets	3.2%

* Foreign investments 24.1%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 0.4%
BorgWarner, Inc.	26,200	$ 2,228,834
Gentex Corp.	843,500	37,248,960
LKQ Corp.	8,500	152,575
		39,630,369
Automobiles - 0.6%
Brilliance China Automotive Holdings Ltd. sponsored ADR	2,200	124,740
Harley-Davidson, Inc.	6,500	308,945
Honda Motor Co. Ltd.	252,200	11,349,001
Nissan Motor Co. Ltd.	961,200	10,794,277
Toyota Motor Corp.	1,153,100	39,637,815
		62,214,778
Hotels, Restaurants & Leisure - 2.9%
Argosy Gaming Co. (a)	21,800	566,582
Buffalo Wild Wings, Inc.	30,100	781,095
Friendly Ice Cream Corp. (a)	204,600	1,974,390
Gaylord Entertainment Co. (a)	52,827	1,576,886
GTECH Holdings Corp.	316,100	15,643,789
Harrah's Entertainment, Inc.	40,500	2,015,685
Hilton Group PLC	1,211,400	4,861,513
International Game Technology	510,100	18,210,570
Kerzner International Ltd. (a)	121,400	4,729,744
Krispy Kreme Doughnuts, Inc. (a)	954,700	34,942,020
Mandalay Resort Group	43,400	1,940,848
McDonald's Corp.	746,300	18,530,629
MGM MIRAGE (a)	97,700	3,674,497
Outback Steakhouse, Inc.	259,300	11,463,653
P.F. Chang's China Bistro, Inc. (a)	643,400	32,736,192
Panera Bread Co. Class A (a)	720,996	28,500,972
Penn National Gaming, Inc. (a)	45,200	1,043,216
Red Robin Gourmet Burgers, Inc. (a)	168,600	5,132,184
Ryan's Family Steak Houses, Inc. (a)	282,750	4,280,835
Stanley Leisure PLC	525,098	3,717,643
Starbucks Corp. (a)	1,188,400	39,288,504
Station Casinos, Inc.	429,300	13,149,459
The Cheesecake Factory, Inc. (a)	368,924	16,243,724
Wendy's International, Inc.	28,900	1,134,036
William Hill PLC	3,050,363	23,257,529
Wynn Resorts Ltd. (a)	188,800	5,288,288
		294,684,483
Household Durables - 1.7%
Blyth, Inc.	69,000	2,223,180
D.R. Horton, Inc.	1,028,370	44,487,286
Fortune Brands, Inc.	432,300	30,905,127
Garmin Ltd.	118,303	6,445,147
Harman International Industries, Inc.	707,200	52,318,656
Jarden Corp. (a)	110,850	3,030,639
Lennar Corp. Class A	80,000	7,680,000
Mohawk Industries, Inc. (a)	118,220	8,339,239
Pulte Homes, Inc.	22,000	2,059,640

	Shares	Value (Note 1)
Ryland Group, Inc.	156,100	$ 13,836,704
Sharp Corp.	306,000	4,853,014
		176,178,632
Internet & Catalog Retail - 2.3%
eBay, Inc. (a)	1,257,300	81,209,007
InterActiveCorp (a)	4,582,360	155,479,475
		236,688,482
Leisure Equipment & Products - 0.1%
Marvel Enterprises, Inc. (a)	115,500	3,362,205
Mattel, Inc.	665,500	12,824,185
		16,186,390
Media - 2.5%
Astro All Asia Networks PLC	2,078,600	2,418,058
British Sky Broadcasting Group PLC (BSkyB) (a)	258,300	3,242,380
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	135,200	6,887,088
Citadel Broadcasting Corp.	34,400	769,528
Comcast Corp. Class A (special) (a)	552,700	17,288,456
Cox Communications, Inc. Class A (a)	22,300	768,235
E.W. Scripps Co. Class A	412,500	38,832,750
Fox Entertainment Group, Inc. Class A (a)	1,412,000	41,159,800
Getty Images, Inc. (a)	125,200	6,276,276
Journal Communications, Inc. Class A	18,200	337,246
McGraw-Hill Companies, Inc.	8,600	601,312
Meredith Corp.	115,200	5,622,912
News Corp. Ltd. ADR	207,200	7,479,920
Pearson PLC sponsored ADR	265,600	2,977,376
Pixar (a)	535,617	37,112,902
SBS Broadcasting SA (a)	77,500	2,526,500
Time Warner, Inc. (a)	80	1,439
Tribune Co.	459,500	23,710,200
Univision Communications, Inc. Class A (a)	406,600	16,137,954
Viacom, Inc. Class B (non-vtg.)	430,736	19,116,064
Vivendi Universal SA sponsored ADR (a)	110,000	2,670,800
Washington Post Co. Class B	31,200	24,691,680
		260,628,876
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,903,966	51,844,994
Dollar General Corp.	401,700	8,431,683
Fred's, Inc. Class A	21,800	675,364
Marks & Spencer Group PLC	880,800	4,545,266
Nordstrom, Inc.	217,100	7,446,530
Tuesday Morning Corp. (a)	188,900	5,714,225
		78,658,062
Specialty Retail - 3.8%
Advance Auto Parts, Inc. (a)	335,200	27,285,280
America's Car Mart, Inc. (a)	28,000	753,760
AnnTaylor Stores Corp. (a)	665,700	25,962,300
Bed Bath & Beyond, Inc. (a)	1,682,700	72,945,045
Best Buy Co., Inc.	185,100	9,669,624
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
CarMax, Inc. (a)	105,900	$ 3,275,487
Chico's FAS, Inc. (a)	674,500	24,922,775
Claire's Stores, Inc.	333,400	6,281,256
Dick's Sporting Goods, Inc. (a)	200	9,732
Finish Line, Inc. Class A (a)	32,600	977,022
Foot Locker, Inc.	340,380	7,981,911
Gap, Inc.	109,500	2,541,495
Guitar Center, Inc. (a)	52,600	1,713,708
Hot Topic, Inc. (a)	327,200	9,639,312
Lowe's Companies, Inc.	848,800	47,015,032
Pacific Sunwear of California, Inc. (a)	1,461,375	30,864,240
PETCO Animal Supplies, Inc. (a)	656,000	19,975,200
PETsMART, Inc.	922,000	21,943,600
Regis Corp.	148,300	5,860,816
Ross Stores, Inc.	256,160	6,770,309
Staples, Inc. (a)	322,300	8,798,790
The Pep Boys - Manny, Moe & Jack	397,800	9,097,686
TJX Companies, Inc.	883,900	19,489,995
Urban Outfitters, Inc. (a)	276,100	10,229,505
Weight Watchers International, Inc. (a)	332,800	12,769,536
Zale Corp. (a)	23,700	1,260,840
		388,034,256
Textiles Apparel & Luxury Goods - 1.4%
Burberry Ltd.	2,900,573	18,930,207
Carter's, Inc.	26,200	666,790
Coach, Inc. (a)	1,482,024	55,946,406
Columbia Sportswear Co. (a)	9,800	534,100
Delta Woodside Industries, Inc. (a)	22,175	43,241
K-Swiss, Inc. Class A	501,000	12,054,060
Liz Claiborne, Inc.	108,700	3,854,502
NIKE, Inc. Class B	160,600	10,994,676
Puma AG	108,131	19,042,518
Quiksilver, Inc. (a)	344,800	6,113,304
Reebok International Ltd.	412,400	16,215,568
Tommy Hilfiger Corp. (a)	59,100	875,271
		145,270,643
TOTAL CONSUMER DISCRETIONARY		1,698,174,971
CONSUMER STAPLES - 8.3%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	536,300	28,252,284
Coca-Cola Hellenic Bottling Co. SA (Bearer)	274,240	5,698,847
Cott Corp. (a)	435,400	12,204,089
Cott Corp. (c)	220,500	6,176,205
Molson, Inc. Class A	387,600	10,786,587
PepsiCo, Inc.	132,310	6,168,292
Tsingtao Brewery Co. Ltd. (H Shares)	914,000	1,071,333
		70,357,637

	Shares	Value (Note 1)
Food & Staples Retailing - 1.7%
Boots Group PLC	683,444	$ 8,432,671
Coles Myer Ltd.	236,800	1,346,147
George Weston Ltd.	4,860	388,553
Loblaw Companies Ltd.	51,590	2,656,654
Safeway PLC	249,398	1,264,723
Sysco Corp.	2,294,800	85,435,404
Tesco PLC	7,037,687	32,390,138
United Natural Foods, Inc. (a)	59,900	2,151,009
Whole Foods Market, Inc.	491,707	33,008,291
William Morrison Supermarkets PLC	2,114,234	8,531,898
		175,605,488
Food Products - 0.5%
Dean Foods Co. (a)	289,400	9,512,578
Hershey Foods Corp.	168,800	12,995,912
Horizon Organic Holding Corp. (a)	110,600	2,648,870
Kraft Foods, Inc. Class A	2,140	68,951
Saputo, Inc.	156,900	3,882,586
Smithfield Foods, Inc. (a)	66,100	1,368,270
Tyson Foods, Inc. Class A	88,000	1,165,120
Wm. Wrigley Jr. Co.	259,900	14,608,979
		46,251,266
Household Products - 2.1%
Colgate-Palmolive Co.	4,314,630	215,947,232
WD-40 Co.	24,300	859,248
		216,806,480
Personal Products - 3.3%
Avon Products, Inc.	3,771,478	254,537,050
Estee Lauder Companies, Inc. Class A	21,900	859,794
Gillette Co.	2,408,900	88,478,897
		343,875,741
TOTAL CONSUMER STAPLES		852,896,612
ENERGY - 4.5%
Energy Equipment & Services - 0.3%
Carbo Ceramics, Inc.	97,200	4,981,500
Noble Corp. (a)	55,200	1,975,056
Schlumberger Ltd. (NY Shares)	88,100	4,820,832
Smith International, Inc. (a)	431,575	17,918,994
Willbros Group, Inc. (a)	57,500	691,150
		30,387,532
Oil & Gas - 4.2%
Apache Corp.	210,890	17,103,179
BP PLC sponsored ADR	350,732	17,308,624
Burlington Resources, Inc.	123,300	6,828,354
Canadian Natural Resources Ltd.	21,700	1,093,531
Chesapeake Energy Corp.	275,400	3,739,932
China Petroleum & Chemical Corp. sponsored ADR	452,440	20,092,860
EnCana Corp.	4,873,992	191,623,182
Encore Acquisition Co. (a)	154,600	3,810,890
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
EOG Resources, Inc.	50,800	$ 2,345,436
Evergreen Resources, Inc. (a)	117,500	3,819,925
Murphy Oil Corp.	1,017,300	66,439,863
Noble Energy, Inc.	83,200	3,696,576
Petro-Canada	158,520	7,809,908
PetroChina Co. Ltd. sponsored ADR	373,100	21,285,355
Pioneer Natural Resources Co. (a)	190,200	6,073,086
Pogo Producing Co.	110,400	5,332,320
Premcor, Inc. (a)	835,100	21,712,600
Suncor Energy, Inc.	99,080	2,482,347
Talisman Energy, Inc.	90,470	5,127,470
Teekay Shipping Corp.	54,500	3,108,135
Total SA sponsored ADR	70,400	6,512,704
XTO Energy, Inc.	354,200	10,023,860
		427,370,137
TOTAL ENERGY		457,757,669
FINANCIALS - 15.3%
Capital Markets - 0.5%
Bear Stearns Companies, Inc.	21,800	1,742,910
Merrill Lynch & Co., Inc.	758,000	44,456,700
Nomura Holdings, Inc.	235,000	4,022,326
UBS AG (NY Shares)	40,100	2,726,399
		52,948,335
Commercial Banks - 3.6%
Allied Irish Banks PLC	339,655	5,404,738
Australia & New Zealand Banking Group Ltd.	710,361	9,443,877
Bank of Ireland	2,072,240	28,152,044
Bank One Corp.	187,500	8,548,125
Banknorth Group, Inc.	25,700	836,021
Commerce Bancorp, Inc., New Jersey	540,117	28,453,364
East West Bancorp, Inc.	79,100	4,246,088
Fifth Third Bancorp	1,129,540	66,755,814
HSBC Holdings PLC sponsored ADR	32,800	2,585,296
M&T Bank Corp.	680,600	66,902,980
Nara Bancorp, Inc.	35,400	966,420
National Australia Bank Ltd.	263,000	5,922,997
North Fork Bancorp, Inc., New York	593,300	24,010,851
Popular, Inc.	67,000	3,010,980
Royal Bank of Canada	53,300	2,539,269
Royal Bank of Scotland Group PLC	2,333,366	68,579,904
SouthTrust Corp.	665,000	21,765,450
Synovus Financial Corp.	35,800	1,035,336
Texas Regional Bancshares, Inc. Class A	21,590	798,830
UCBH Holdings, Inc.	244,430	9,525,437
Valley National Bancorp	24,500	715,400
Wells Fargo & Co.	58,400	3,439,176
Westcorp	127,300	4,652,815

	Shares	Value (Note 1)
Wintrust Financial Corp.	87,500	$ 3,946,250
Zions Bancorp	22,000	1,349,260
		373,586,722
Consumer Finance - 1.1%
MBNA Corp.	555,400	13,801,690
SLM Corp.	2,524,100	95,108,088
		108,909,778
Diversified Financial Services - 0.6%
Citigroup, Inc.	177,400	8,610,996
Moody's Corp.	850,000	51,467,500
		60,078,496
Insurance - 7.5%
ACE Ltd.	246,900	10,226,598
AFLAC, Inc.	349,500	12,644,910
Allstate Corp.	621,100	26,719,722
AMBAC Financial Group, Inc.	54,600	3,788,694
American International Group, Inc.	1,814,514	120,265,988
Arch Capital Group Ltd. (a)	31,600	1,259,576
Berkshire Hathaway, Inc. Class A (a)	3,606	303,805,500
Brit Insurance Holdings PLC (a)	3,825,100	4,968,897
China Life Insurance Co. Ltd. ADR (a)	36,325	1,197,635
Cincinnati Financial Corp.	65,100	2,726,388
Endurance Specialty Holdings Ltd.	51,800	1,737,890
Everest Re Group Ltd.	804,180	68,033,628
Fidelity National Financial, Inc.	57,000	2,210,460
HCC Insurance Holdings, Inc.	462,900	14,720,220
IPC Holdings Ltd.	160,300	6,242,082
Markel Corp. (a)	28,950	7,339,115
Mercury General Corp.	71,600	3,332,980
MetLife, Inc.	185,600	6,249,152
Montpelier Re Holdings Ltd.	1,373,500	50,407,450
Old Republic International Corp.	130,950	3,320,892
PartnerRe Ltd.	368,300	21,379,815
Penn-America Group, Inc.	102,300	1,357,521
Progressive Corp.	166,700	13,934,453
RenaissanceRe Holdings Ltd.	683,965	33,548,483
SAFECO Corp.	120,300	4,683,279
StanCorp Financial Group, Inc.	64,200	4,036,896
USI Holdings Corp. (a)	613,587	8,007,310
W.R. Berkley Corp.	95,350	3,332,483
White Mountains Insurance Group Ltd.	11,200	5,151,440
Willis Group Holdings Ltd.	594,400	20,251,208
		766,880,665
Real Estate - 0.1%
Capital Automotive (SBI)	48,167	1,541,344
Duke Realty Corp.	43,600	1,351,600
Equity Residential (SBI)	2,100	61,971
General Growth Properties, Inc.	82,200	2,281,050
Manufactured Home Communities, Inc.	32,800	1,234,920
Simon Property Group, Inc.	80,900	3,748,906
		10,219,791
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.9%
Countrywide Financial Corp.	206,333	$ 15,650,358
Doral Financial Corp.	472,575	15,254,721
Golden West Financial Corp., Delaware	1,021,700	105,429,223
New York Community Bancorp, Inc.	1,317,050	50,113,753
W Holding Co., Inc.	322,065	5,993,630
Webster Financial Corp.	43,900	2,013,254
		194,454,939
TOTAL FINANCIALS		1,567,078,726
HEALTH CARE - 15.4%
Biotechnology - 2.3%
Amylin Pharmaceuticals, Inc. (a)	598,600	13,300,892
Celgene Corp. (a)	15,200	684,304
Connetics Corp. (a)	26,100	473,976
Digene Corp. (a)	59,700	2,393,970
Dyax Corp. (a)	110,400	907,488
Gen-Probe, Inc. (a)	294,200	10,729,474
Genentech, Inc. (a)	1,404,800	131,447,136
Gilead Sciences, Inc. (a)	403,980	23,487,397
Harvard Bioscience, Inc. (a)	129,900	1,156,110
IDEXX Laboratories, Inc. (a)	255,050	11,803,714
Invitrogen Corp. (a)	82,800	5,796,000
Martek Biosciences (a)	194,000	12,604,180
Millennium Pharmaceuticals, Inc. (a)	801,600	14,965,872
Neurocrine Biosciences, Inc. (a)	27,500	1,499,850
Serologicals Corp. (a)	65,900	1,225,740
		232,476,103
Health Care Equipment & Supplies - 6.1%
Advanced Medical Optics, Inc. (a)	64,500	1,267,425
Advanced Neuromodulation Systems, Inc. (a)	301,250	13,851,475
Alcon, Inc.	1,293,300	78,296,382
Align Technology, Inc. (a)	151,430	2,501,624
Becton, Dickinson & Co.	86,100	3,542,154
Bio-Rad Laboratories, Inc. Class A (a)	181,100	10,444,037
Biomet, Inc.	680,200	24,766,082
Boston Scientific Corp. (a)	895,300	32,911,228
Cooper Companies, Inc.	43,300	2,040,729
Cyberonics, Inc. (a)	23,100	739,431
DENTSPLY International, Inc.	1,604,862	72,491,617
Diagnostic Products Corp.	46,300	2,125,633
Given Imaging Ltd. (a)	59,800	1,071,018
INAMED Corp. (a)	36,000	1,730,160
Integra LifeSciences Holdings Corp. (a)	169,400	4,849,922
Kyphon, Inc. (a)	46,000	1,142,180
Medtronic, Inc.	460,540	22,386,849
Nektar Therapeutics (a)	43,800	596,118
ResMed, Inc. (a)	43,800	1,819,452
Respironics, Inc. (a)	54,800	2,470,932

	Shares	Value (Note 1)
Smith & Nephew PLC	11,161,912	$ 93,524,857
St. Jude Medical, Inc. (a)	261,476	16,041,553
Stryker Corp.	490,200	41,671,902
Synthes-Stratec, Inc.	10,412	10,274,337
Varian Medical Systems, Inc. (a)	28,800	1,990,080
Wilson Greatbatch Technologies, Inc. (a)	165,100	6,978,777
Wright Medical Group, Inc. (a)	118,900	3,619,316
Zimmer Holdings, Inc. (a)	2,427,271	170,879,878
		626,025,148
Health Care Providers & Services - 2.9%
Aetna, Inc.	671,500	45,379,970
American Healthways, Inc. (a)	36,000	859,320
AMERIGROUP Corp. (a)	24,000	1,023,600
Caremark Rx, Inc. (a)	394,964	10,004,438
Centene Corp. (a)	68,100	1,907,481
Cerner Corp. (a)	45,300	1,714,605
DaVita, Inc. (a)	44,000	1,716,000
Health Management Associates, Inc. Class A	992,090	23,810,160
ICON PLC sponsored ADR (a)	179,500	7,826,200
Manor Care, Inc.	76,400	2,641,148
Mid Atlantic Medical Services, Inc. (a)	35,500	2,300,400
Molina Healthcare, Inc.	86,700	2,187,441
PacifiCare Health Systems, Inc. (a)	22,600	1,527,760
Patterson Dental Co. (a)	1,664,602	106,800,864
PDI, Inc. (a)	9,500	254,695
ProxyMed, Inc. (a)	44,400	776,556
UnitedHealth Group, Inc.	1,412,700	82,190,886
WebMD Corp. (a)	340,400	3,060,196
WellChoice, Inc. (a)	42,800	1,476,600
WellPoint Health Networks, Inc. (a)	47,100	4,568,229
		302,026,549
Pharmaceuticals - 4.1%
aaiPharma, Inc. (a)	34,100	856,592
Altana AG	245,932	14,740,902
AstraZeneca PLC sponsored ADR	847,800	41,016,564
Barr Laboratories, Inc. (a)	23,500	1,808,325
Bentley Pharmaceuticals, Inc. (a)	27,100	360,430
Bristol-Myers Squibb Co.	108,000	3,088,800
Dr. Reddy's Laboratories Ltd. ADR	237,400	7,513,710
Eli Lilly & Co.	56,300	3,959,579
Endo Pharmaceuticals Holdings, Inc. (a)	92,600	1,783,476
Esperion Therapeutics, Inc. (a)	154,900	5,361,089
Forest Laboratories, Inc. (a)	18,700	1,155,660
IVAX Corp. (a)	611,200	14,595,456
Johnson & Johnson	839,450	43,365,987
Kos Pharmaceuticals, Inc. (a)	140,600	6,051,424
Medicis Pharmaceutical Corp. Class A	45,100	3,215,630
Merck & Co., Inc.	253,800	11,725,560
Novartis AG sponsored ADR	1,474,500	67,664,805
Novo Nordisk AS Series B	1,042,674	42,384,047
Pfizer, Inc.	695,065	24,556,646
Pharmaceutical Resources, Inc. (a)	197,000	12,834,550
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holding AG (participation certificate)	380,150	$ 38,232,596
Salix Pharmaceuticals Ltd. (a)	109,900	2,491,433
Taro Pharmaceutical Industries Ltd. (a)	21,900	1,412,550
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,271,800	72,123,778
Wyeth	67,900	2,882,355
		425,181,944
TOTAL HEALTH CARE		1,585,709,744
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.4%
Boeing Co.	80,000	3,371,200
Bombardier, Inc. Class B (sub. vtg.)	4,990,200	21,042,549
CAE, Inc.	87,400	394,823
Honeywell International, Inc.	99,400	3,322,942
Lockheed Martin Corp.	3,745,840	192,536,176
Precision Castparts Corp.	240,100	10,902,941
United Defense Industries, Inc. (a)	538,300	17,161,004
		248,731,635
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,131,480	42,894,407
FedEx Corp.	33,800	2,281,500
Sinotrans Ltd. (H Shares)	5,436,000	2,450,667
United Parcel Service, Inc. Class B	426,300	31,780,665
		79,407,239
Airlines - 2.0%
AirTran Holdings, Inc. (a)	372,700	4,435,130
ExpressJet Holdings, Inc. Class A (a)	196,721	2,950,815
Frontier Airlines, Inc. (a)	153,200	2,184,632
JetBlue Airways Corp. (a)	1,618,554	42,924,052
Mesa Air Group, Inc. (a)	76,400	956,528
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,597,332
sponsored ADR (a)	2,815,657	142,584,870
Southwest Airlines Co.	336,200	5,426,268
		203,059,627
Commercial Services & Supplies - 1.4%
Apollo Group, Inc. Class A (a)	757,300	51,496,400
Aramark Corp. Class B	892,450	24,470,979
Cintas Corp.	43,897	2,200,557
Corinthian Colleges, Inc. (a)	169,841	9,436,366
Dun & Bradstreet Corp. (a)	56,700	2,875,257
Education Management Corp. (a)	327,400	10,162,496
H&R Block, Inc.	248,900	13,781,593

	Shares	Value (Note 1)
HON Industries, Inc.	22,500	$ 974,700
Ionics, Inc. (a)	22,000	700,700
ITT Educational Services, Inc. (a)	33,000	1,550,010
MemberWorks, Inc. (a)	98,263	2,669,806
Robert Half International, Inc. (a)	21,700	506,478
Stericycle, Inc. (a)	21,600	1,008,720
Strayer Education, Inc.	164,699	17,924,192
		139,758,254
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	49,200	1,319,544
Jacobs Engineering Group, Inc. (a)	608,620	29,219,846
		30,539,390
Electrical Equipment - 0.2%
American Power Conversion Corp.	268,500	6,564,825
Cooper Industries Ltd. Class A	157,700	9,135,561
Franklin Electric Co., Inc.	32,700	1,978,023
Rockwell Automation, Inc.	64,500	2,296,200
Roper Industries, Inc.	132,800	6,541,728
		26,516,337
Industrial Conglomerates - 3.6%
3M Co.	4,031,320	342,783,135
Carlisle Companies, Inc.	44,400	2,702,184
Hutchison Whampoa Ltd.	309,000	2,278,614
Tomkins PLC	114,100	544,996
Tyco International Ltd.	685,100	18,155,150
		366,464,079
Machinery - 1.9%
Caterpillar, Inc.	247,000	20,505,940
CUNO, Inc. (a)	1,000	45,030
Danaher Corp.	1,070,680	98,234,890
Deere & Co.	54,800	3,564,740
Dionex Corp. (a)	14,600	671,892
Donaldson Co., Inc.	173,300	10,252,428
Graco, Inc.	32,700	1,311,270
IDEX Corp.	44,000	1,829,960
Ingersoll-Rand Co. Ltd. Class A	95,200	6,462,176
PACCAR, Inc.	462,996	39,410,220
Pall Corp.	98,900	2,653,487
SPX Corp. (a)	44,200	2,599,402
Wabash National Corp. (a)	205,200	6,012,360
		193,553,795
Marine - 0.0%
Alexander & Baldwin, Inc.	56,400	1,900,116
CP Ships Ltd.	137,100	2,843,039
		4,743,155
Road & Rail - 0.3%
Canadian National Railway Co.	131,850	8,334,644
Canadian Pacific Railway Ltd.	59,050	1,665,163
Heartland Express, Inc.	484,844	11,728,376
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Knight Transportation, Inc. (a)	248,030	$ 6,361,970
Landstar System, Inc. (a)	166,780	6,344,311
		34,434,464
Trading Companies & Distributors - 0.1%
Fastenal Co.	103,412	5,164,395
MSC Industrial Direct Co., Inc. Class A	149,500	4,111,250
		9,275,645
TOTAL INDUSTRIALS		1,336,483,620
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 2.1%
Adtran, Inc.	152,860	4,738,660
Advanced Fibre Communications, Inc. (a)	43,800	882,570
Alcatel SA sponsored ADR (a)	283,600	3,644,260
Aspect Communications Corp. (a)	420,600	6,628,656
Avaya, Inc. (a)	175,700	2,273,558
Avocent Corp. (a)	36,500	1,332,980
CIENA Corp. (a)	217,300	1,442,872
Comverse Technology, Inc. (a)	328,600	5,780,074
Foundry Networks, Inc. (a)	88,500	2,421,360
Harris Corp.	66,400	2,519,880
NetScreen Technologies, Inc. (a)	755,800	18,706,050
Packeteer, Inc. (a)	55,000	933,900
QUALCOMM, Inc.	1,197,400	64,575,782
Research in Motion Ltd. (a)	472,300	31,574,049
Scientific-Atlanta, Inc.	933,100	25,473,630
Sonus Networks, Inc. (a)	363,800	2,750,328
Sycamore Networks, Inc. (a)	1,736,500	9,099,260
Telefonaktiebolaget LM Ericsson ADR (a)	1,836,609	32,507,979
UTStarcom, Inc. (a)	90,300	3,347,421
Vyyo, Inc. (a)	40,000	341,200
		220,974,469
Computers & Peripherals - 0.4%
Apple Computer, Inc. (a)	356,300	7,614,131
Applied Films Corp. (a)	64,700	2,136,394
Dell, Inc. (a)	483,500	16,419,660
Dot Hill Systems Corp. (a)	48,400	733,260
Electronics for Imaging, Inc. (a)	162,179	4,219,898
Logitech International SA sponsored ADR (a)	31,900	1,356,707
M-Systems Flash Disk Pioneers Ltd. (a)	213,600	3,691,008
SanDisk Corp. (a)	36,600	2,237,724
Seagate Technology	308,264	5,826,190
		44,234,972
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	77,000	2,251,480
Amphenol Corp. Class A (a)	117,700	7,524,561
AU Optronics Corp. sponsored ADR	420,800	5,015,936

	Shares	Value (Note 1)
Benchmark Electronics, Inc. (a)	17,700	$ 616,137
CDW Corp.	78,600	4,539,936
Flir Systems, Inc. (a)	813,000	29,674,500
Lexar Media, Inc. (a)	59,478	1,036,702
National Instruments Corp.	94,900	4,315,103
Solectron Corp. (a)	499,700	2,953,227
Symbol Technologies, Inc.	1,374,800	23,220,372
Thermo Electron Corp. (a)	93,200	2,348,640
Waters Corp. (a)	118,600	3,932,776
		87,429,370
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	535,700	5,758,775
j2 Global Communications, Inc. (a)	38,600	956,122
Lastminute.com PLC (a)	828,199	3,290,401
Lastminute.com PLC sponsored ADR (a)	22,000	445,500
Open Text Corp. (a)	64,800	1,232,858
Openwave Systems, Inc. (a)	109,800	1,207,800
Opsware, Inc. (a)	109,834	812,772
RADWARE Ltd. (a)	149,400	4,071,150
Sina Corp. (a)	73,000	2,463,750
SkillSoft PLC sponsored ADR (a)	44,100	381,465
Supportsoft, Inc. (a)	72,300	950,745
Yahoo!, Inc. (a)	2,694,486	121,709,933
		143,281,271
IT Services - 1.9%
Accenture Ltd. Class A (a)	65,200	1,716,064
Alliance Data Systems Corp. (a)	142,700	3,949,936
Anteon International Corp. (a)	774,900	27,935,145
CACI International, Inc. Class A (a)	44,600	2,168,452
Cognizant Technology Solutions Corp. Class A (a)	704,448	32,151,007
First Data Corp.	1,381,900	56,782,271
Hewitt Associates, Inc. Class A (a)	50,700	1,515,930
Infosys Technologies Ltd. sponsored ADR	259,800	24,862,860
iPayment, Inc.	55,309	1,880,506
Iron Mountain, Inc. (a)	262,400	10,375,296
ManTech International Corp. Class A (a)	198,702	4,957,615
Paychex, Inc.	108,237	4,026,416
Satyam Computer Services Ltd. ADR	60,000	1,759,800
SRA International, Inc. Class A (a)	301,200	12,981,720
Syntel, Inc.	168,221	4,156,741
Tyler Technologies, Inc. (a)	87,400	841,662
		192,061,421
Office Electronics - 0.2%
Canon, Inc.	275,600	13,129,585
Xerox Corp. (a)	99,300	1,370,340
Zebra Technologies Corp. Class A (a)	69,180	4,591,477
		19,091,402
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	1,323,000	60,394,950
ASML Holding NV (NY Shares) (a)	118,400	2,373,920
ATI Technologies, Inc. (a)	88,000	1,322,171
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Broadcom Corp. Class A (a)	167,600	$ 5,713,484
Cabot Microelectronics Corp. (a)	30,600	1,499,400
Hi/fn, Inc. (a)	2	24
Integrated Circuit Systems, Inc. (a)	404,900	11,535,601
Intel Corp.	178,200	5,738,040
International Rectifier Corp. (a)	348,400	17,214,444
Intersil Corp. Class A	151,700	3,769,745
KLA-Tencor Corp. (a)	183,600	10,771,812
Lam Research Corp. (a)	191,100	6,172,530
Linear Technology Corp.	515,000	21,666,050
LSI Logic Corp. (a)	491,500	4,359,605
Marvell Technology Group Ltd. (a)	1,044,400	39,614,092
Maxim Integrated Products, Inc.	118,300	5,891,340
Microchip Technology, Inc.	307,000	10,241,520
National Semiconductor Corp. (a)	188,200	7,416,962
O2Micro International Ltd. (a)	162,200	3,633,280
Omnivision Technologies, Inc. (a)	109,500	6,049,875
PMC-Sierra, Inc. (a)	224,100	4,515,615
Power Integrations, Inc. (a)	54,600	1,826,916
Samsung Electronics Co. Ltd.	298,400	112,853,947
Sigmatel, Inc.	112,900	2,786,372
Silicon Laboratories, Inc. (a)	796,190	34,411,332
Standard Microsystems Corp. (a)	42,300	1,070,190
STMicroelectronics NV (NY Shares)	73,000	1,971,730
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	412,588	4,224,901
Teradyne, Inc. (a)	58,300	1,483,735
Vitesse Semiconductor Corp. (a)	912,900	5,358,723
		395,882,306
Software - 1.6%
Activision, Inc. (a)	120,079	2,185,438
Adobe Systems, Inc.	668,589	26,275,548
Agile Software Corp. (a)	359,430	3,558,357
Altiris, Inc. (a)	743,739	27,131,599
Amdocs Ltd. (a)	154,200	3,466,416
Autodesk, Inc.	110,300	2,711,174
Business Objects SA sponsored ADR (a)	130,700	4,531,369
Citrix Systems, Inc. (a)	58,500	1,240,785
Computer Associates International, Inc.	65,100	1,779,834
Concord Communications, Inc. (a)	50,907	1,016,613
Electronic Arts, Inc. (a)	93,500	4,467,430
FileNET Corp. (a)	32,800	888,224
Intuit, Inc. (a)	200	10,582
Kronos, Inc. (a)	307,302	12,172,232
Mercury Interactive Corp. (a)	108,603	5,282,450
Novell, Inc. (a)	428,800	4,510,976
Red Hat, Inc. (a)	199,150	3,738,046
SAP AG sponsored ADR	328,200	13,639,992
Sonic Solutions, Inc. (a)	425,364	6,508,069
Symantec Corp. (a)	271,470	9,406,436
Synopsys, Inc. (a)	100,342	3,387,546

	Shares	Value (Note 1)
Take-Two Interactive Software, Inc. (a)	89,029	$ 2,564,925
VA Software Corp. (a)	174,750	683,273
VERITAS Software Corp. (a)	508,194	18,884,489
WatchGuard Technologies, Inc. (a)	100,000	582,000
		160,623,803
TOTAL INFORMATION TECHNOLOGY		1,263,579,014
MATERIALS - 7.3%
Chemicals - 1.1%
Cytec Industries, Inc. (a)	84,400	3,240,116
Dow Chemical Co.	178,300	7,411,931
Eastman Chemical Co.	44,300	1,751,179
Ecolab, Inc.	1,649,000	45,133,130
FMC Corp. (a)	55,100	1,880,563
Headwaters, Inc. (a)	165,200	3,241,224
Methanex Corp.	259,570	2,907,456
Praxair, Inc.	129,800	4,958,360
Rohm & Haas Co.	44,000	1,879,240
Sigma Aldrich Corp.	28,800	1,646,784
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (H Shares) (a)	3,248,000	1,265,547
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	256,000	11,842,560
The Scotts Co. Class A (a)	170,400	10,080,864
Valspar Corp.	259,500	12,824,490
		110,063,444
Construction Materials - 0.1%
Centex Construction Products, Inc.	22,700	1,368,129
Florida Rock Industries, Inc.	114,200	6,263,870
		7,631,999
Containers & Packaging - 0.0%
Pactiv Corp. (a)	33,200	793,480
Peak International Ltd. (a)	200,000	1,120,000
Sealed Air Corp. (a)	33,300	1,802,862
		3,716,342
Metals & Mining - 6.0%
Aber Diamond Corp. (a)	475,850	17,244,610
Alcoa, Inc.	117,200	4,453,600
Anglo American PLC ADR	967,900	21,409,948
Anglogold Ltd. sponsored ADR	176,900	8,261,230
Apex Silver Mines Ltd. (a)	352,000	7,356,800
Companhia Vale do Rio Doce sponsored ADR	243,300	14,233,050
Compania de Minas Buenaventura SA sponsored ADR	1,770,700	50,075,396
First Quantum Minerals Ltd. (a)	115,700	1,254,933
Freeport-McMoRan Copper & Gold, Inc. Class B	1,714,892	72,248,400
Gabriel Resources Ltd. (a)	2,128,900	8,041,636
Glamis Gold Ltd. (a)	636,600	10,933,895
Gold Fields Ltd.	1,514,671	21,618,754
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	4,008,466	$ 63,717,676
IAMGOLD Corp.	584,100	4,061,503
Impala Platinum Holdings Ltd.	128,400	11,130,175
Inco Ltd. (a)	131,000	5,215,965
International Steel Group, Inc. (a)	43,700	1,702,115
IPSCO, Inc.	221,200	4,101,033
Ivanhoe Mines Ltd. (a)	399,100	3,168,925
Ivanhoe Mines Ltd. warrants 12/19/05 (a)	198,450	451,301
Kinross Gold Corp. (a)(c)	545,000	4,335,800
Kinross Gold Corp. (a)	1,679,588	13,362,125
Liquidmetal Technologies (a)	365,500	1,038,020
Newcrest Mining Ltd.	769,500	7,493,201
Newmont Mining Corp.	2,779,851	135,128,557
Newmont Mining Corp. CHESS Depository Interests	942,731	4,664,474
Novagold Resources, Inc. (a)	220,000	1,100,678
Nucor Corp.	44,200	2,475,200
Peabody Energy Corp.	88,400	3,687,164
Placer Dome, Inc.	88,500	1,580,747
Rio Tinto PLC (Reg.)	3,693,700	102,786,454
SouthernEra Resources Ltd. (a)	558,200	2,306,469
Wheaton River Minerals Ltd. (a)	1,102,300	3,288,545
Yanzhou Coal Mining Co. Ltd. sponsored ADR	55,800	2,906,064
		616,834,443
Paper & Forest Products - 0.1%
Sappi Ltd.	651,411	8,859,423
TOTAL MATERIALS		747,105,651
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.1%
PT Telkomunikasi Indonesia Tbk sponsored ADR	54,600	896,532
SBC Communications, Inc.	175,400	4,572,678
Telecom Italia Spa ADR (a)	89,453	2,655,860
		8,125,070
Wireless Telecommunication Services - 3.0%
America Movil SA de CV sponsored ADR	845,500	23,115,970
KDDI Corp.	2,707	15,588,458
mmO2 PLC (a)	935,700	1,286,505
Mobile TeleSystems OJSC sponsored ADR	143,400	11,873,520
Nextel Communications, Inc. Class A (a)	4,736,400	132,903,384
Nextel Partners, Inc. Class A (a)	1,049,700	14,118,465
NII Holdings, Inc. Class B (a)	219,200	16,358,896
Vimpel Communications sponsored ADR (a)	485,700	35,698,950

	Shares	Value (Note 1)
Vodafone Group PLC sponsored ADR	2,251,000	$ 56,365,040
Wireless Facilities, Inc. (a)	379,300	5,636,398
		312,945,586
TOTAL TELECOMMUNICATION SERVICES		321,070,656
UTILITIES - 0.1%
Electric Utilities - 0.1%
Entergy Corp.	64,780	3,700,881
Huaneng Power International, Inc. sponsored ADR	11,100	770,451
PG&E Corp. (a)	228,700	6,350,999
		10,822,331
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	54,700	2,347,724
TOTAL UTILITIES		13,170,055
TOTAL COMMON STOCKS (Cost $7,181,055,220)		9,843,026,718
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Xerox Capital Trust II 7.50% (c)	237,900	19,027,718
Insurance - 0.0%
St. Paul Companies, Inc. 9.00% (a)	37,200	2,734,200
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,486,820)		21,761,918
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 4.75% 2/1/09	$ 4,808,000	4,808,000
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	14,911,688
8.25% 1/31/06	5,090,000	15,104,575
		30,016,263
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	9,860,000	10,007,900
TOTAL CONVERTIBLE BONDS (Cost $22,905,455)		44,832,163
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 0.9% to 0.94% 1/22/04 to 2/12/04 (d) (Cost $3,997,147)	$ 4,000,000	3,997,649
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	592,409,996	592,409,996
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	122,793,407	122,793,407
TOTAL MONEY MARKET FUNDS (Cost $715,203,403)		715,203,403
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $7,939,648,045)		10,628,821,851
NET OTHER ASSETS - (3.5)%		(354,884,861)
NET ASSETS - 100%		$ 10,273,936,990
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Equity Index Contracts
165 S&P 500 Index Contracts	March 2004	$ 45,812,250	$ 739,135

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,451,411 or 0.4% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,997,649.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,214,813,929 and $5,298,381,741, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $11,070,125, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357,055 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.9%
United Kingdom	5.1%
Canada	4.5%
Bermuda	2.7%
Switzerland	1.9%
Ireland	1.9%
Korea (South)	1.1%
Japan	1.1%
Others (individually less than 1%)	5.8%
100.0%
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $1,251,202,000 of which $587,643,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $120,092,534) (cost $7,939,648,045) - See accompanying schedule		$ 10,628,821,851
Cash		13,224
Foreign currency held at value (cost $42)		42
Receivable for investments sold		42,998,794
Receivable for fund shares sold		7,619,391
Dividends receivable		6,380,886
Interest receivable		1,217,191
Receivable for daily variation on futures contracts		119,625
Prepaid expenses		52,751
Other receivables		571,835
Total assets		10,687,795,590
Liabilities
Payable for investments purchased	$ 276,478,211
Payable for fund shares redeemed	8,516,731
Accrued management fee	4,803,174
Distribution fees payable	318,543
Other affiliated payables	644,037
Other payables and accrued expenses	304,497
Collateral on securities loaned, at value	122,793,407
Total liabilities		413,858,600
Net Assets		$ 10,273,936,990
Net Assets consist of:
Paid in capital		$ 8,829,933,412
Undistributed net investment income		23,673,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,270,037,422)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,690,367,590
Net Assets		$ 10,273,936,990
Initial Class: Net Asset Value, offering price and redemption price per share ($7,665,424,202 ÷ 331,370,153 shares)		$ 23.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,695,467,271 ÷ 73,519,151 shares)		$ 23.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($910,340,896 ÷ 39,705,173 shares)		$ 22.93
Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,704,621 ÷ 118,112 shares)		$ 22.90

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 72,992,576
Interest		9,366,664
Security lending		1,344,960
Total income		83,704,200

Expenses
Management fee	$ 49,164,152
Transfer agent fees	5,807,998
Distribution fees	2,941,650
Accounting and security lending fees	831,119
Non-interested trustees' compensation	41,467
Appreciation in deferred trustee compensation account	5,445
Custodian fees and expenses	657,598
Registration fees	3,178
Audit	83,455
Legal	41,280
Miscellaneous	355,144
Total expenses before reductions	59,932,486
Expense reductions	(2,029,345)	57,903,141
Net investment income (loss)		25,801,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	92,651,291
Foreign currency transactions	(301,484)
Futures contracts	6,252,166
Total net realized gain (loss)		98,601,973
Change in net unrealized appreciation (depreciation) on: Investment securities	2,067,468,704
Assets and liabilities in foreign currencies	429,327
Futures contracts	1,964,275
Total change in net unrealized appreciation (depreciation)		2,069,862,306
Net gain (loss)		2,168,464,279
Net increase (decrease) in net assets resulting from operations		$ 2,194,265,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,801,059	$ 38,078,167
Net realized gain (loss)	98,601,973	(637,510,720)
Change in net unrealized appreciation (depreciation)	2,069,862,306	(207,088,852)
Net increase (decrease) in net assets resulting from operations	2,194,265,338	(806,521,405)
Distributions to shareholders from net investment income	(35,507,037)	(65,347,191)
Share transactions - net increase (decrease)	535,497,703	46,140,066
Redemption fees	3,718	49
Total increase (decrease) in net assets	2,694,259,722	(825,728,481)
Net Assets
Beginning of period	7,579,677,268	8,405,405,749
End of period (including undistributed net investment income of $23,673,410 and undistributed net investment income of $34,847,840, respectively)	$ 10,273,936,990	$ 7,579,677,268
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R
Sold	43,575,507	16,391,007	21,425,743	119,703
Reinvested	1,718,846	269,021	92,062	161
Redeemed	(43,003,502)	(8,751,544)	(6,273,261)	(46,848)
Net increase (decrease)	2,290,851	7,908,484	15,244,544	73,016
Dollars Sold	$ 877,441,120	$ 326,586,457	$ 422,566,799	$ 2,529,458
Reinvested	29,357,892	4,584,117	1,562,295	2,733
Redeemed	(837,322,380)	(169,383,155)	(121,521,459)	(906,174)
Net increase (decrease)	$ 69,476,632	$ 161,787,419	$ 302,607,635	$ 1,626,017

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2RA
Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733
From net realized gain	-	-	-	-
Total	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Income from Investment Operations
Net investment income (loss) C	.07	.10	.16	.17	.12
Net realized and unrealized gain (loss)	5.05	(1.97)	(3.01)	(1.84)	5.59
Total from investment operations	5.12	(1.87)	(2.85)	(1.67)	5.71
Distributions from net investment income	(.09)	(.16)	(.17)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.09)	(.16)	(.77)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.13	$ 18.10	$ 20.13	$ 23.75	$ 29.15
Total Return A,B	28.46%	(9.35)%	(12.28)%	(6.58)%	24.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.68%	.66%	.67%
Expenses net of voluntary waivers, if any	.67%	.68%	.68%	.66%	.67%
Expenses net of all reductions	.65%	.64%	.64%	.63%	.65%
Net investment income (loss)	.34%	.50%	.77%	.69%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,665,424	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Income from Investment Operations
Net investment income (loss) C	.05	.08	.14	.15	.10
Net realized and unrealized gain (loss)	5.04	(1.96)	(3.00)	(1.85)	5.58
Total from investment operations	5.09	(1.88)	(2.86)	(1.70)	5.68
Distributions from net investment income	(.07)	(.14)	(.15)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.07)	(.14)	(.75)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.06	$ 18.04	$ 20.06	$ 23.67	$ 29.10
Total ReturnA,B	28.35%	(9.42)%	(12.36)%	(6.71)%	24.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.78%	.76%	.78%
Expenses net of voluntary waivers, if any	.77%	.78%	.78%	.76%	.78%
Expenses net of all reductions	.75%	.74%	.74%	.74%	.75%
Net investment income (loss)	.24%	.39%	.67%	.59%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,695,467	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss) E	.02	.05	.10	.10
Net realized and unrealized gain (loss)	5.02	(1.96)	(2.98)	(.93)
Total from investment operations	5.04	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.06)	(.14)	(.16)	(.11)
Distributions from net realized gain	-	-	(.60)	(3.62)
Total distributions	(.06)	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E,H	-	-	-	-
Net asset value, end of period	$ 22.93	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	28.20%	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.94%	.92% A
Expenses net of voluntary waivers, if any	.93%	.93%	.94%	.92% A
Expenses net of all reductions	.90%	.90%	.90%	.90% A
Net investment income (loss)	.09%	.24%	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 910,341	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	66%	84%	140%	177%

A Annualized B Total returns for periods of less than one year are not annualized. CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	5.01	(2.57)
Total from investment operations	5.03	(2.54)
Distributions from net investment income	(.08)	-
Redemption fees added to paid in capital E,H	-	-
Net asset value, end of period	$ 22.90	$ 17.95
Total Return B,C,D	28.18%	(12.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.96% A
Expenses net of voluntary waivers, if any	.93%	.96% A
Expenses net of all reductions	.90%	.92% A
Net investment income (loss)	.08%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705	$ 810
Portfolio turnover rate	66%	84%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Equity-Income - Initial Class	30.33%	3.47%	10.86%
Fidelity VIP: Equity-Income - Service Class A	30.22%	3.38%	10.79%
Fidelity VIP: Equity-Income - Service Class 2 B	30.03%	3.24%	10.72%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Variable Insurance Products: Equity-Income Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

During 2003, the fund beat the 27.46% return of the LipperSM Variable Annuity Equity Income Objective Funds Average, but modestly underperformed the Russell 3000® Value Index, which returned 31.14%. I looked to the cheapest parts of the market - economically sensitive financial, energy and health care stocks - and stuck with them throughout the year. The fourth quarter's continued strong showing for many cyclicals in the portfolio helped the fund's performance surge. Financial stocks, representing by far the largest sector weighting in the portfolio, benefited from low interest rates, an improving economy, increased loan demand and marginally recovering credit quality. Bank of New York, American International Group, Merrill Lynch, Bank of America and Citigroup all were helped by improved liquidity trends and the subsequently lower potential for default and bankruptcies. On the downside, pharmaceutical company Schering-Plough's stock lagged after its patent ran out on its leading drug, Claritin. Telephone companies Verizon Communications, SBC Communications and BellSouth experienced slower growth in their core wireline business, as competition from wireless, cable and other providers eroded residential and business customer demand. AT&T's poor showing in its long-distance business and the sale of its cable operations to Comcast hurt its stock performance. I have since sold the position.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Exxon Mobil Corp.	2.9
Citigroup, Inc.	2.8
American International Group, Inc.	2.6
Fannie Mae	2.1
Bank of America Corp.	2.1
12.5
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	30.1
Industrials	11.8
Energy	11.0
Consumer Discretionary	11.0
Health Care	7.5
Asset Allocation as of December 31, 2003
% of fund's net assets*
	Stocks	97.7%
	Bonds	0.9%
	Short-Term Investments and Net Other Assets	1.4%
* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	200,400	$ 8,100,168
Automobiles - 0.4%
General Motors Corp.	144,100	7,694,940
Toyota Motor Corp. ADR	475,900	32,718,125
		40,413,065
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	2,636,000	65,451,880
MGM MIRAGE (a)	923,770	34,742,990
Park Place Entertainment Corp. (a)	2,730,500	29,571,315
Six Flags, Inc. (a)	1,408,356	10,590,837
		140,357,022
Household Durables - 0.8%
Maytag Corp.	687,020	19,133,507
Newell Rubbermaid, Inc.	1,763,100	40,145,787
Whirlpool Corp.	334,400	24,294,160
		83,573,454
Media - 6.0%
Clear Channel Communications, Inc.	2,067,100	96,802,293
Comcast Corp. Class A (a)	2,852,091	93,748,231
Liberty Media Corp. Class A (a)	3,755,576	44,653,799
News Corp. Ltd.:
ADR	234,034	8,448,627
sponsored ADR	303,867	9,191,977
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,235,618
Time Warner, Inc. (a)	7,232,850	130,118,972
Viacom, Inc. Class B (non-vtg.)	3,372,918	149,690,101
Vivendi Universal SA sponsored ADR (a)	1,039,500	25,239,060
Walt Disney Co.	1,872,800	43,692,424
		619,821,102
Multiline Retail - 0.3%
Barneys, Inc. warrants 4/1/08 (a)	200	4,000
Big Lots, Inc. (a)	441,356	6,271,672
Target Corp.	596,900	22,920,960
		29,196,632
Specialty Retail - 1.3%
Abercrombie & Fitch Co. Class A (a)	634,000	15,666,140
Charming Shoppes, Inc. (a)	479,900	2,591,460
Gap, Inc.	2,000,400	46,429,284
Home Depot, Inc.	169,100	6,001,359
Limited Brands, Inc.	2,438,200	43,960,746
Office Depot, Inc. (a)	1,235,500	20,645,205
		135,294,194
Textiles Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	456,640	16,192,454
TOTAL CONSUMER DISCRETIONARY		1,072,948,091

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.6%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	676,800	$ 35,653,824
The Coca-Cola Co.	887,700	45,050,775
		80,704,599
Food & Staples Retailing - 0.7%
Albertson's, Inc.	442,100	10,013,565
CVS Corp.	1,689,200	61,013,904
		71,027,469
Food Products - 1.3%
Campbell Soup Co.	528,600	14,166,480
Fresh Del Monte Produce, Inc.	242,988	5,790,404
H.J. Heinz Co.	317,420	11,563,611
Kraft Foods, Inc. Class A	943,100	30,386,682
Tyson Foods, Inc. Class A	1,161,000	15,371,640
Unilever PLC sponsored ADR	1,489,600	56,008,960
		133,287,777
Household Products - 1.8%
Colgate-Palmolive Co.	1,188,400	59,479,420
Kimberly-Clark Corp.	1,273,400	75,245,206
Procter & Gamble Co.	355,200	35,477,376
The Dial Corp.	529,900	15,086,253
		185,288,255
Personal Products - 1.1%
Gillette Co.	3,109,920	114,227,362
Tobacco - 1.0%
Altria Group, Inc.	1,720,900	93,651,378
Loews Corp. - Carolina Group	378,600	9,555,864
		103,207,242
TOTAL CONSUMER STAPLES		687,742,704
ENERGY - 11.0%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	1,593,600	51,250,176
BJ Services Co. (a)	570,145	20,468,206
Noble Corp. (a)	803,700	28,756,386
Schlumberger Ltd. (NY Shares)	2,713,900	148,504,608
		248,979,376
Oil & Gas - 8.6%
Anadarko Petroleum Corp.	295,600	15,078,556
Apache Corp.	386,140	31,315,954
BP PLC sponsored ADR	2,530,242	124,867,443
ChevronTexaco Corp.	1,293,071	111,708,404
Exxon Mobil Corp.	7,261,536	297,722,958
Royal Dutch Petroleum Co. (NY Shares)	1,414,000	74,079,460
Total SA:
Series B	391,400	72,416,826
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Total SA: - continued
sponsored ADR	1,724,096	$ 159,496,121
YUKOS Corp. sponsored ADR	63,400	2,662,800
		889,348,522
TOTAL ENERGY		1,138,327,898
FINANCIALS - 29.5%
Capital Markets - 6.7%
Bank of New York Co., Inc.	3,223,100	106,749,072
Charles Schwab Corp.	5,308,300	62,850,272
Credit Suisse Group sponsored ADR	735,200	26,709,816
J.P. Morgan Chase & Co.	3,733,850	137,144,311
Janus Capital Group, Inc.	2,049,700	33,635,577
LaBranche & Co., Inc.	593,200	6,922,644
Lehman Brothers Holdings, Inc.	211,000	16,293,420
Mellon Financial Corp.	1,716,500	55,116,815
Merrill Lynch & Co., Inc.	1,674,300	98,197,695
Morgan Stanley	2,066,900	119,611,503
Nomura Holdings, Inc.	1,853,000	31,716,469
		694,947,594
Commercial Banks - 8.2%
Bank of America Corp.	2,726,190	219,267,462
Bank One Corp.	2,487,438	113,402,298
Banknorth Group, Inc.	339,400	11,040,682
Comerica, Inc.	871,700	48,867,502
FleetBoston Financial Corp.	1,850,700	80,783,055
Huntington Bancshares, Inc.	510,200	11,479,500
PNC Financial Services Group, Inc.	617,200	33,779,356
State Bank of India	463,175	5,466,734
Sumitomo Mitsui Financial Group, Inc.	5,917	31,687,226
U.S. Bancorp, Delaware	2,821,638	84,028,380
Wachovia Corp.	1,766,875	82,318,706
Wells Fargo & Co.	2,278,400	134,174,976
		856,295,877
Consumer Finance - 1.2%
American Express Co.	1,856,896	89,558,094
MBNA Corp.	1,456,400	36,191,540
		125,749,634
Diversified Financial Services - 3.3%
CIT Group, Inc.	1,371,500	49,305,425
Citigroup, Inc.	6,036,119	292,993,216
		342,298,641
Insurance - 6.9%
ACE Ltd.	2,113,415	87,537,649
Allianz AG sponsored ADR	567,200	7,214,784
Allstate Corp.	2,529,700	108,827,694
American International Group, Inc.	3,994,550	264,758,774

	Shares	Value (Note 1)
China Life Insurance Co. Ltd. ADR (a)	41,500	$ 1,368,255
Conseco, Inc. (a)	444,100	9,681,380
Hartford Financial Services Group, Inc.	1,334,400	78,769,632
Marsh & McLennan Companies, Inc.	316,600	15,161,974
MBIA, Inc.	200,600	11,881,538
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	123,914	14,982,361
The Chubb Corp.	634,000	43,175,400
Travelers Property Casualty Corp.:
Class A	3,073,467	51,572,776
Class B	622,257	10,559,701
UnumProvident Corp.	761,000	12,000,970
		717,492,888
Real Estate - 0.3%
Equity Residential (SBI)	1,001,300	29,548,363
Thrifts & Mortgage Finance - 2.9%
Fannie Mae	2,966,400	222,657,984
Freddie Mac	717,900	41,867,928
Housing Development Finance Corp. Ltd.	1,133,500	16,008,125
MGIC Investment Corp.	338,000	19,245,720
		299,779,757
TOTAL FINANCIALS		3,066,112,754
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	3,196,100	97,544,972
Becton, Dickinson & Co.	611,100	25,140,654
		122,685,626
Health Care Providers & Services - 1.2%
Cardinal Health, Inc.	463,900	28,372,124
IMS Health, Inc.	1,325,699	32,956,877
McKesson Corp.	887,900	28,554,864
Tenet Healthcare Corp. (a)	2,071,900	33,253,995
		123,137,860
Pharmaceuticals - 5.0%
Abbott Laboratories	857,000	39,936,200
Bristol-Myers Squibb Co.	3,292,400	94,162,640
GlaxoSmithKline PLC sponsored ADR	296,100	13,804,182
Johnson & Johnson	1,993,100	102,963,546
Merck & Co., Inc.	2,658,100	122,804,220
Pfizer, Inc.	959,100	33,885,003
Roche Holding AG (participation certificate)	159,340	16,025,206
Schering-Plough Corp.	2,282,030	39,684,502
Wyeth	1,436,600	60,983,670
		524,249,169
TOTAL HEALTH CARE		770,072,655
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.2%
Boeing Co.	997,800	$ 42,047,292
Bombardier, Inc. Class B (sub. vtg.)	1,372,300	5,786,680
EADS NV	422,700	10,022,815
Honeywell International, Inc.	3,094,325	103,443,285
Lockheed Martin Corp.	1,026,600	52,767,240
Northrop Grumman Corp.	451,500	43,163,400
Raytheon Co.	1,241,000	37,279,640
United Technologies Corp.	379,520	35,967,110
		330,477,462
Building Products - 0.3%
Masco Corp.	984,100	26,974,181
Commercial Services & Supplies - 0.6%
Viad Corp.	1,061,700	26,542,500
Waste Management, Inc.	1,286,100	38,068,560
		64,611,060
Construction & Engineering - 0.1%
Fluor Corp.	261,000	10,346,040
Electrical Equipment - 0.3%
Emerson Electric Co.	550,200	35,625,450
Industrial Conglomerates - 3.2%
3M Co.	342,400	29,114,272
General Electric Co.	3,068,440	95,060,271
Hutchison Whampoa Ltd.	2,602,000	19,187,555
Siemens AG sponsored ADR	222,100	17,754,674
Textron, Inc.	879,800	50,201,388
Tyco International Ltd.	4,439,946	117,658,569
		328,976,729
Machinery - 2.8%
Caterpillar, Inc.	701,000	58,197,020
Deere & Co.	394,050	25,632,953
Eaton Corp.	353,800	38,203,324
Illinois Tool Works, Inc.	310,900	26,087,619
Ingersoll-Rand Co. Ltd. Class A	1,328,144	90,154,415
Kennametal, Inc.	179,721	7,143,910
Navistar International Corp. (a)	265,900	12,733,951
Parker Hannifin Corp.	389,200	23,157,400
Timken Co.	676,500	13,570,590
		294,881,182
Road & Rail - 1.2%
Burlington Northern Santa Fe Corp.	2,076,500	67,174,775
Union Pacific Corp.	807,900	56,132,892
		123,307,667
TOTAL INDUSTRIALS		1,215,199,771
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.3%
Motorola, Inc.	2,536,200	35,684,334

	Shares	Value (Note 1)
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	4,061,611	$ 93,295,205
International Business Machines Corp.	640,900	59,398,612
Storage Technology Corp. (a)	296,210	7,627,408
Sun Microsystems, Inc. (a)	3,702,275	16,623,215
		176,944,440
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	401,600	11,742,784
Arrow Electronics, Inc. (a)	799,100	18,491,174
Avnet, Inc. (a)	1,317,330	28,533,368
PerkinElmer, Inc.	1,208,800	20,634,216
Solectron Corp. (a)	3,172,400	18,748,884
Tektronix, Inc.	638,500	20,176,600
Thermo Electron Corp. (a)	1,539,600	38,797,920
		157,124,946
IT Services - 0.6%
Ceridian Corp. (a)	1,156,100	24,208,734
Concord EFS, Inc. (a)	847,700	12,579,868
First Data Corp.	538,600	22,131,074
		58,919,676
Office Electronics - 0.3%
Xerox Corp. (a)	1,881,900	25,970,220
Semiconductors & Semiconductor Equipment - 1.3%
Intel Corp.	2,085,300	67,146,660
Micron Technology, Inc. (a)	1,866,200	25,137,714
Rohm Co. Ltd.	148,300	17,469,374
Samsung Electronics Co. Ltd.	65,630	24,821,061
Teradyne, Inc. (a)	126,871	3,228,867
		137,803,676
Software - 0.7%
Microsoft Corp.	2,642,800	72,782,712
TOTAL INFORMATION TECHNOLOGY		665,230,004
MATERIALS - 6.8%
Chemicals - 2.7%
Arch Chemicals, Inc.	475,400	12,198,764
BOC Group PLC	740,697	11,288,293
Dow Chemical Co.	2,342,200	97,365,254
Eastman Chemical Co.	130,400	5,154,712
Ferro Corp.	105,700	2,876,097
Hercules Trust II unit	15,700	11,539,500
Hercules, Inc. (a)	649,700	7,926,340
Lyondell Chemical Co.	1,318,700	22,351,965
Millennium Chemicals, Inc.	896,050	11,361,914
Olin Corp.	572,700	11,488,362
PolyOne Corp.	1,239,100	7,917,849
PPG Industries, Inc.	390,300	24,987,006
Praxair, Inc.	1,393,424	53,228,797
		279,684,853
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	558,300	$ 6,638,187
Smurfit-Stone Container Corp. (a)	2,375,253	44,108,448
		50,746,635
Metals & Mining - 2.3%
Alcan, Inc.	955,100	44,596,367
Alcoa, Inc.	2,942,316	111,808,008
Nucor Corp.	283,400	15,870,400
Phelps Dodge Corp. (a)	855,600	65,102,604
		237,377,379
Paper & Forest Products - 1.3%
Bowater, Inc.	391,300	18,121,103
Georgia-Pacific Corp.	1,646,101	50,485,918
International Paper Co.	645,400	27,823,194
Weyerhaeuser Co.	645,900	41,337,600
		137,767,815
TOTAL MATERIALS		705,576,682
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
BellSouth Corp.	4,870,899	137,846,442
Qwest Communications International, Inc. (a)	1,501,600	6,486,912
SBC Communications, Inc.	5,056,593	131,825,380
Verizon Communications, Inc.	4,123,002	144,634,910
		420,793,644
UTILITIES - 2.7%
Electric Utilities - 2.3%
Allegheny Energy, Inc. (a)	401,600	5,124,416
Dominion Resources, Inc.	1,174,600	74,974,718
Entergy Corp.	796,700	45,515,471
FirstEnergy Corp.	1,471,900	51,810,880
Northeast Utilities	453,800	9,153,146
PG&E Corp. (a)	316,300	8,783,651
TXU Corp.	1,059,220	25,124,698
Wisconsin Energy Corp.	628,800	21,033,360
		241,520,340
Gas Utilities - 0.1%
NiSource, Inc.	568,729	12,477,914
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.	334,340	2,738,245
SCANA Corp.	617,300	21,142,525
		23,880,770
TOTAL UTILITIES		277,879,024
TOTAL COMMON STOCKS (Cost $7,925,162,579)		10,019,883,227
Preferred Stocks - 1.3%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Corp.:
Series B, 5.25%	412,200	$ 10,989,252
Series C, 6.25%	253,100	8,147,289
		19,136,541
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	388,400	8,739,000
TOTAL CONSUMER DISCRETIONARY		27,875,541
FINANCIALS - 0.4%
Capital Markets - 0.1%
State Street Corp. 6.75%	24,900	6,068,877
Consumer Finance - 0.2%
Ford Motor Co. Capital Trust II 6.50%	461,500	25,751,700
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	8,700	508,863
The Chubb Corp.:
7.00%	167,700	4,769,388
Series B, 7.00%	120,100	3,446,870
Travelers Property Casualty Corp. 4.50%	240,200	5,912,043
		14,637,164
TOTAL FINANCIALS		46,457,741
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	156,900	8,649,897
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. 8.25%	177,700	9,579,985
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. 7.00%	441,100	19,160,061
IT Services - 0.1%
Electronic Data Systems Corp. 7.625% PRIDES	475,600	10,938,800
Office Electronics - 0.0%
Xerox Corp. Series C, 6.25%	25,300	3,281,461
TOTAL INFORMATION TECHNOLOGY		33,380,322
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
Cinergy Corp. 9.50% PRIDES	105,900	$ 6,745,830
TXU Corp. 8.75%	226,400	7,612,700
		14,358,530
TOTAL CONVERTIBLE PREFERRED STOCKS		140,302,016
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	1,075	114,488
Series H, 11.75%	1,480	157,620
		272,108
TOTAL PREFERRED STOCKS (Cost $148,437,862)		140,574,124
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 13,179,000	6,309,446
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (f)	11,400,000	9,276,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	22,670,000	12,865,225
		22,141,975
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	1,580,000	1,744,913
TOTAL CONSUMER DISCRETIONARY		30,196,334
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (f)	2,760,000	2,947,901
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	5,113,050
TOTAL FINANCIALS		8,060,951
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	6,230,000	7,708,379

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.0%
Agilent Technologies, Inc. 3% 12/1/21	$ 6,670,000	$ 7,314,255
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	331,700
		7,645,955
TOTAL INFORMATION TECHNOLOGY		15,354,334
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	4,220,000	12,522,850
TOTAL CONVERTIBLE BONDS		66,134,469
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Dana Corp.:
6.5% 3/1/09	45,000	46,800
9% 8/15/11	55,000	65,038
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	20,000	21,600
Navistar International Corp. 8% 2/1/08	55,000	56,375
Stoneridge, Inc. 11.5% 5/1/12	25,000	29,375
United Components, Inc. 9.375% 6/15/13	40,000	43,600
		262,788
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	155,000	139,888
10.5% 7/15/11	190,000	191,900
Capstar Hotel Co. 8.75% 8/15/07	255,000	259,463
Domino's, Inc. 8.25% 7/1/11 (f)	70,000	75,600
Extended Stay America, Inc. 9.875% 6/15/11	200,000	222,000
Friendly Ice Cream Corp. 10.5% 12/1/07	135,000	139,894
Gaylord Entertainment Co. 8% 11/15/13 (f)	40,000	42,000
Host Marriott LP:
7.125% 11/1/13 (f)	45,000	46,125
8.375% 2/15/06	45,000	47,925
MGM MIRAGE 6% 10/1/09	100,000	102,500
Mohegan Tribal Gaming Authority 8.375% 7/1/11	30,000	32,700
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	40,000	37,600
MTR Gaming Group, Inc. 9.75% 4/1/10	60,000	64,200
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	90,000	89,325
Premier Parks, Inc. 9.75% 6/15/07	340,000	357,340
Six Flags, Inc. 9.625% 6/1/14 (f)	140,000	146,300
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	$ 95,000	$ 103,550
Town Sports International, Inc. 9.625% 4/15/11	70,000	75,425
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	49,000	51,818
Wheeling Island Gaming, Inc. 10.125% 12/15/09	250,000	268,750
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	310,000	365,800
		2,860,103
Household Durables - 0.0%
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	33,075
D.R. Horton, Inc. 8.5% 4/15/12	20,000	22,700
Juno Lighting, Inc. 11.875% 7/1/09	65,000	70,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	43,000
Ryland Group, Inc. 9.125% 6/15/11	95,000	108,775
Simmons Co. 7.875% 1/15/14 (f)	30,000	30,150
Standard Pacific Corp. 7.75% 3/15/13	70,000	74,550
WCI Communities, Inc. 9.125% 5/1/12	45,000	49,500
William Lyon Homes, Inc. 10.75% 4/1/13	165,000	187,275
		619,875
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	51,525
Media - 0.0%
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	61,800
9.875% 2/1/12	60,000	65,700
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11 (f)	30,000	32,775
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	105,000	93,450
Comcast UK Cable Partners Ltd. yankee 11.2% 11/15/07	160,000	160,000
Corus Entertainment, Inc. 8.75% 3/1/12	100,000	110,000
CSC Holdings, Inc.:
7.875% 2/15/18	75,000	79,125
9.875% 2/15/13	100,000	104,000
EchoStar DBS Corp. 10.375% 10/1/07	230,000	252,138
Granite Broadcasting Corp.:
9.75% 12/1/10 (f)	50,000	49,500
10.375% 5/15/05	45,000	45,056
LBI Media, Inc. 10.125% 7/15/12	255,000	290,063

	Principal Amount	Value (Note 1)
LodgeNet Entertainment Corp. 9.5% 6/15/13	$ 30,000	$ 32,700
PEI Holdings, Inc. 11% 3/15/10	70,000	81,200
PRIMEDIA, Inc.:
7.625% 4/1/08	80,000	80,200
8.875% 5/15/11	25,000	26,000
Videotron LTEE 6.875% 1/15/14 (f)	50,000	51,500
Vivendi Universal SA 6.25% 7/15/08 (f)	70,000	73,850
XM Satellite Radio, Inc. 12% 6/15/10	95,000	107,588
		1,796,645
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	200,000	192,000
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	80,000	80,400
9% 6/15/12	80,000	84,800
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	30,000	30,675
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	60,000	63,600
Toys 'R' US, Inc. 7.875% 4/15/13	80,000	86,088
United Auto Group, Inc. 9.625% 3/15/12	95,000	106,400
		451,963
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	150,000	99,000
11.625% 1/15/08	25,000	16,125
12.25% 12/15/12	95,000	61,275
		176,400
TOTAL CONSUMER DISCRETIONARY		6,411,299
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp.:
6.875% 8/15/13	90,000	85,500
9.5% 2/15/11	110,000	124,300
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	35,000	32,375
		242,175
Food Products - 0.0%
Del Monte Corp. 9.25% 5/15/11	45,000	49,500
Doane Pet Care Co. 9.75% 5/15/07	205,000	184,500
Dole Food Co., Inc. 7.25% 6/15/10	100,000	103,500
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	40,000	43,600
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	30,000	31,050
		412,150
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	35,000	36,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Personal Products - 0.0%
Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV 10.75% 5/15/11	$ 60,000	$ 64,800
TOTAL CONSUMER STAPLES		755,875
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09	40,000	43,900
Hanover Compressor Co. 8.625% 12/15/10	30,000	31,275
		75,175
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.5% 9/15/13	110,000	118,938
General Maritime Corp. 10% 3/15/13	210,000	237,300
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	34,000	42,160
Nuevo Energy Co.:
9.375% 10/1/10	30,000	32,850
9.5% 6/1/08	23,000	24,150
Overseas Shipholding Group, Inc. 8.25% 3/15/13	75,000	80,250
Plains Exploration & Production Co. LP 8.75% 7/1/12	80,000	87,800
Tesoro Petroleum Corp. 8% 4/15/08	40,000	42,800
The Coastal Corp.:
6.375% 2/1/09	10,000	8,925
6.95% 6/1/28	65,000	50,781
7.75% 10/15/35	40,000	33,600
		759,554
TOTAL ENERGY		834,729
FINANCIALS - 0.1%
Capital Markets - 0.0%
Equinox Holdings Ltd. 9% 12/15/09 (f)	20,000	20,600
Consumer Finance - 0.0%
AmeriCredit Corp. 9.875% 4/15/06	45,000	46,688
Diversified Financial Services - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	60,000	59,475
6.875% 5/1/29	35,000	31,150
8.25% 7/15/10	120,000	128,250
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	70,000	63,350
7.377% 5/23/19	95,980	68,146
Arch Western Finance LLC 6.75% 7/1/13 (f)	125,000	127,500

	Principal Amount	Value (Note 1)
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 150,000	$ 161,625
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13 (f)	80,000	81,200
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (f)	140,000	146,300
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	40,000	40,000
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	11,889	9,749
6.9% 1/2/17	23,773	19,732
7.73% 9/15/12	23,401	19,657
8.321% 11/1/06	10,000	9,750
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	20,000	18,400
7.779% 1/2/12	442,513	378,349
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	30,000	33,750
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	15,000	15,150
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	180,000	201,150
Huntsman Advanced Materials LLC 11% 7/15/10 (f)	60,000	65,850
IOS Capital LLC 7.25% 6/30/08	75,000	80,063
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	20,000	20,900
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	220,000	233,200
Moore North America Finance, Inc. 7.875% 1/15/11 (f)	90,000	102,150
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	50,000	52,250
Nexstar Finance, Inc. 7% 1/15/14 (f)	40,000	40,200
Northern Telecom Capital Corp. 7.875% 6/15/26	75,000	75,000
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	37,818	32,524
7.67% 1/2/15	39,332	32,055
7.691% 4/1/17	25	21
Qwest Capital Funding, Inc.:
7% 8/3/09	100,000	98,000
7.25% 2/15/11	115,000	113,275
7.625% 8/3/21	70,000	64,400
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	30,000	30,750
Ship Finance International Ltd. 8.5% 12/15/13 (f)	190,000	190,000
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	40,000	42,200
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	70,000	79,975
11% 2/15/13	10,000	11,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
U.S. West Capital Funding, Inc. 6.375% 7/15/08	$ 85,000	$ 82,663
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	390,000	455,325
Western Financial Bank 9.625% 5/15/12	40,000	44,500
		3,559,784
Real Estate - 0.0%
CBRE Escrow, Inc. 9.75% 5/15/10 (f)	135,000	149,850
La Quinta Properties, Inc. 8.875% 3/15/11	90,000	99,450
Senior Housing Properties Trust 7.875% 4/15/15	60,000	63,000
		312,300
TOTAL FINANCIALS		3,939,372
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
AmeriPath, Inc. 10.5% 4/1/13	100,000	108,000
Fountain View, Inc. 9.25% 8/19/08 (e)	140,000	138,600
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	40,000	40,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	150,000	178,500
Tenet Healthcare Corp.:
6.375% 12/1/11	75,000	71,625
6.5% 6/1/12	10,000	9,500
		546,725
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	140,000	142,800
TOTAL HEALTH CARE		689,525
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
BE Aerospace, Inc.:
8% 3/1/08	155,000	143,375
8.5% 10/1/10 (f)	20,000	21,400
Orbital Sciences Corp. 9% 7/15/11	100,000	107,000
		271,775
Airlines - 0.0%
Delta Air Lines, Inc. 7.9% 12/15/09	25,000	20,500
Northwest Airlines, Inc.:
7.875% 3/15/08	25,000	20,750
9.875% 3/15/07	45,000	41,400
		82,650

	Principal Amount	Value (Note 1)
Building Products - 0.0%
FastenTech, Inc. 11.5% 5/1/11 (f)	$ 80,000	$ 85,600
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	40,000	44,000
		129,600
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc. 9.25% 9/1/12	115,000	129,950
American Color Graphics, Inc. 10% 6/15/10	165,000	167,888
Mail-Well I Corp. 8.75% 12/15/08	155,000	156,550
Worldspan LP 9.625% 6/15/11 (f)	100,000	103,500
		557,888
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	30,000	32,400
Industrial Conglomerates - 0.0%
Koppers, Inc. 9.875% 10/15/13 (f)	50,000	55,125
North American Energy Partners, Inc. 8.75% 12/1/11 (f)	30,000	31,425
Tyco International Group SA yankee:
5.8% 8/1/06	5,000	5,288
6.375% 2/15/06	120,000	127,800
7% 6/15/28	85,000	88,294
		307,932
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	71,500
9.5% 12/1/10 (f)	75,000	86,250
Dresser, Inc. 9.375% 4/15/11	125,000	135,938
Terex Corp. 9.25% 7/15/11	70,000	77,000
		370,688
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	40,000	40,200
Road & Rail - 0.0%
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	40,000	41,800
TOTAL INDUSTRIALS		1,834,933
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. 6.125% 2/15/06	130,000	131,300
Northern Telecom Ltd. yankee 6.875% 9/1/23	70,000	66,500
Stratus Technologies, Inc. 10.375% 12/1/08 (f)	100,000	106,000
		303,800
IT Services - 0.0%
Dex Media, Inc. 8% 11/15/13 (f)	10,000	10,500
Iron Mountain, Inc. 6.625% 1/1/16	190,000	185,250
		195,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Xerox Corp.:
7.125% 6/15/10	$ 60,000	$ 63,750
7.2% 4/1/16	100,000	101,000
7.625% 6/15/13	80,000	85,600
		250,350
Semiconductors & Semiconductor Equipment - 0.0%
AMI Semiconductor, Inc. 10.75% 2/1/13	26,000	30,940
Amkor Technology, Inc.:
7.75% 5/15/13	125,000	134,375
9.25% 2/15/08	20,000	22,750
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	190,000	204,250
Viasystems, Inc. 10.5% 1/15/11 (f)	60,000	64,200
		456,515
TOTAL INFORMATION TECHNOLOGY		1,206,415
MATERIALS - 0.1%
Chemicals - 0.0%
Georgia Gulf Corp. 7.125% 12/15/13 (f)	30,000	30,525
HMP Equity Holdings Corp. 0% 5/15/08 unit (f)	190,000	115,900
Huntsman International LLC 9.875% 3/1/09 (f)	105,000	114,975
Methanex Corp. yankee 7.75% 8/15/05	90,000	94,950
Millennium America, Inc.:
9.25% 6/15/08	75,000	82,125
9.25% 6/15/08 (f)	40,000	43,800
Nalco Co. 7.75% 11/15/11 (f)	50,000	53,125
OMNOVA Solutions, Inc. 11.25% 6/1/10	90,000	97,650
PolyOne Corp. 8.875% 5/1/12	15,000	13,725
Resolution Performance Products LLC:
9.5% 4/15/10	50,000	51,250
13.5% 11/15/10	30,000	25,950
Solutia, Inc.:
7.375% 10/15/27 (a)(c)	155,000	51,150
11.25% 7/15/09 (a)(c)	65,000	57,200
The Scotts Co. 6.625% 11/15/13 (f)	80,000	81,600
		913,925
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	240,000	276,000
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 11% 2/15/13	120,000	139,500
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	30,000	30,300
BWAY Corp. 10% 10/15/10	40,000	43,500

	Principal Amount	Value (Note 1)
Graphic Packaging International, Inc.:
8.5% 8/15/11 (f)	$ 25,000	$ 27,375
9.5% 8/15/13 (f)	205,000	226,525
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	90,000	90,900
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	70,000	73,150
8.75% 11/15/12	65,000	72,150
Owens-Illinois, Inc.:
7.15% 5/15/05	180,000	185,400
7.35% 5/15/08	175,000	173,250
7.5% 5/15/10	35,000	35,788
7.8% 5/15/18	235,000	229,125
		1,326,963
Metals & Mining - 0.0%
Compass Minerals International, Inc. 0% 12/15/12 (d)	140,000	110,600
Massey Energy Co. 6.625% 11/15/10 (f)	40,000	40,900
Peabody Energy Corp. 6.875% 3/15/13	90,000	95,175
Phelps Dodge Corp. 8.75% 6/1/11	140,000	169,050
Salt Holdings Corp., Inc. 0% 6/1/13 (d)(f)	220,000	151,800
Steel Dynamics, Inc. 9.5% 3/15/09	55,000	60,500
		628,025
Paper & Forest Products - 0.0%
Buckeye Technologies, Inc. 8.5% 10/1/13	80,000	84,800
Georgia-Pacific Corp.:
7.375% 12/1/25	65,000	63,131
7.5% 5/15/06	90,000	94,950
8% 1/15/24 (f)	180,000	183,600
8.125% 5/15/11	150,000	165,188
8.875% 5/15/31	35,000	38,150
9.625% 3/15/22	185,000	192,400
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	30,000	31,125
Norske Skog Canada Ltd. 8.625% 6/15/11	70,000	72,800
		926,144
TOTAL MATERIALS		4,071,057
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc.:
7.25% 7/15/13 (f)	160,000	168,000
8.375% 1/15/14 (f)	40,000	42,500
MCI Communications Corp. 6.95% 8/15/06 (a)(c)	155,000	126,325
Qwest Services Corp.:
13% 12/15/07 (f)	75,000	87,750
13.5% 12/15/10 (f)	130,000	157,300
14% 12/15/14 (f)	222,000	281,940
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	$ 195,000	$ 200,850
9.375% 6/1/08	20,000	20,900
Telenet Group Holding NV 0% 6/15/14 (d)(f)	100,000	63,500
Triton PCS, Inc. 9.375% 2/1/11	125,000	125,625
		1,274,690
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	170,000	180,200
Crown Castle International Corp. 9.5% 8/1/11	135,000	147,150
Dobson Communications Corp. 8.875% 10/1/13	100,000	102,000
Millicom International Cellular SA 10% 12/1/13 (f)	90,000	94,500
Nextel Communications, Inc.:
7.375% 8/1/15	55,000	58,850
9.375% 11/15/09	170,000	185,300
9.5% 2/1/11	40,000	45,400
Nextel Partners, Inc. 8.125% 7/1/11	85,000	90,100
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	71,400
SBA Communications Corp.:
10.25% 2/1/09	85,000	83,725
12% 3/1/08	41,000	44,280
Western Wireless Corp. 9.25% 7/15/13	110,000	116,600
		1,219,505
TOTAL TELECOMMUNICATION SERVICES		2,494,195
UTILITIES - 0.0%
Electric Utilities - 0.0%
Allegheny Energy Supply Co. LLC:
8.75% 4/15/12 (f)	185,000	174,888
10.25% 11/15/07 (f)	94,496	99,221
13% 11/15/07 (f)(g)	10,500	10,552
CMS Energy Corp. 8.5% 4/15/11	170,000	182,538
Illinois Power Co. 11.5% 12/15/10	130,000	157,300
Midland Funding Corp. II 11.75% 7/23/05	50,404	53,681
Southern California Edison Co. 7.25% 3/1/26	55,000	56,238
		734,418

	Principal Amount	Value (Note 1)
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	$ 55,000	$ 65,106
El Paso Energy Corp.:
6.75% 5/15/09	65,000	61,994
7.375% 12/15/12	10,000	9,188
7.75% 1/15/32	60,000	51,150
7.8% 8/1/31	50,000	42,000
8.05% 10/15/30	235,000	204,156
Sonat, Inc.:
6.625% 2/1/08	130,000	119,275
6.75% 10/1/07	70,000	65,800
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	20,000	23,625
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	15,000	15,375
		657,669
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
8.375% 8/15/07	75,000	75,938
8.5% 11/1/07	55,000	55,825
8.75% 6/15/08	40,000	42,800
8.875% 2/15/11	81,000	88,391
9.375% 9/15/10	19,000	21,090
9.5% 6/1/09	41,000	45,510
10% 12/12/05 (f)	44,872	46,330
El Paso Corp. 7.875% 6/15/12	45,000	42,525
NRG Energy, Inc. 8% 12/15/13 (f)	100,000	105,000
Western Resources, Inc. 9.75% 5/1/07	55,000	62,425
Williams Companies, Inc.:
6.75% 1/15/06	140,000	144,200
7.125% 9/1/11	115,000	121,613
7.75% 6/15/31	40,000	40,800
7.875% 9/1/21	140,000	147,875
8.125% 3/15/12	85,000	93,500
8.625% 6/1/10	150,000	168,000
8.75% 3/15/32	40,000	44,400
		1,346,222
TOTAL UTILITIES		2,738,309
TOTAL NONCONVERTIBLE BONDS		24,975,709
TOTAL CORPORATE BONDS (Cost $78,818,014)		91,110,178
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Wyndham International, Inc. term loan 5.9375% 6/30/06 (g)	63,355	59,712
TOTAL FLOATING RATE LOANS (Cost $56,820)		59,712
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	138,772,546	$ 138,772,546
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	43,622,294	43,622,294
TOTAL MONEY MARKET FUNDS (Cost $182,394,840)		182,394,840
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $8,334,870,115)		10,434,022,081
NET OTHER ASSETS - (0.4)%		(41,005,461)
NET ASSETS - 100%	$ 10,393,016,620
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,513,413 or 0.4% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,268,699,310 and $2,308,608,752, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $126,159 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,806,636. The weighted average interest rate was 1.39%. Interest expense includes $20,071 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,050,125. The weighted average interest rate was 1.68%. Interest expense includes $1,137 paid under the bank borrowing program. At period end, there were no bank borrowings outstanding.

The fund invested in loans and loan participation, trade claims or other receivables. At period end the value of these investments amounted to $59,712 or 0.0% of net assets.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
France	2.5
United Kingdom	1.9
Netherlands Antilles	1.4
Japan	1.1
Others (individually less than 1%)	4.0
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $41,903,834) (cost $8,334,870,115) - See accompanying schedule		$ 10,434,022,081
Foreign currency held at value (cost $9)		9
Receivable for investments sold		853,317
Receivable for fund shares sold		4,528,491
Dividends receivable		17,724,765
Interest receivable		1,050,474
Prepaid expenses		53,487
Other receivables		248,125
Total assets		10,458,480,749

Liabilities
Payable for investments purchased	$ 3,719,815
Payable for fund shares redeemed	11,364,728
Accrued management fee	3,972,137
Distribution fees payable	264,191
Other affiliated payables	649,922
Other payables and accrued expenses	1,871,042
Collateral on securities loaned, at value	43,622,294
Total liabilities		65,464,129

Net Assets		$ 10,393,016,620
Net Assets consist of:
Paid in capital		$ 8,115,339,483
Undistributed net investment income		153,745,641
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,253,474
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,097,678,022
Net Assets		$ 10,393,016,620

Initial Class: Net Asset Value, offering price and redemption price per share ($8,402,963,411 ÷ 362,455,620 shares)		$ 23.18

Service Class: Net Asset Value, offering price and redemption price per share ($1,071,482,945 ÷ 46,370,674 shares)		$ 23.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($916,679,378 ÷ 39,928,936 shares)		$ 22.96

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,890,886 ÷ 82,522 shares)		$ 22.91

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 198,972,240
Interest		7,493,569
Security lending		308,298
Total income		206,774,107

Expenses
Management fee	$ 41,613,933
Transfer agent fees	5,898,754
Distribution fees	2,345,347
Accounting and security lending fees	822,223
Non-interested trustees' compensation	42,342
Depreciation in deferred trustee compensation account	(3,034)
Custodian fees and expenses	195,704
Audit	92,627
Legal	39,456
Interest	21,208
Miscellaneous	454,424
Total expenses before reductions	51,522,984
Expense reductions	(805,170)	50,717,814
Net investment income (loss)		156,056,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	162,148,212
Foreign currency transactions	(11,368)
Total net realized gain (loss)		162,136,844
Change in net unrealized appreciation (depreciation) on: Investment securities (Net of deferred foreign taxes of $1,499,172)	2,060,662,276
Assets and liabilities in foreign currencies	(1,848)
Total change in net unrealized appreciation (depreciation)		2,060,660,428
Net gain (loss)		2,222,797,272
Net increase (decrease) in net assets resulting from operations		$ 2,378,853,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,056,293	$ 156,904,928
Net realized gain (loss)	162,136,844	(136,493,863)
Change in net unrealized appreciation (depreciation)	2,060,660,428	(1,811,259,080)
Net increase (decrease) in net assets resulting from operations	2,378,853,565	(1,790,848,015)
Distributions to shareholders from net investment income	(152,426,442)	(162,342,476)
Distributions to shareholders from net realized gain	-	(222,300,466)
Total distributions	(152,426,442)	(384,642,942)
Share transactions - net increase (decrease)	95,024,961	(71,251,438)
Redemption fees	6,803	259
Total increase (decrease) in net assets	2,321,458,887	(2,246,742,136)
Net Assets
Beginning of period	8,071,557,733	10,318,299,869
End of period (including undistributed net investment income of $153,745,641 and undistributed net investment income of $154,882,636, respectively)	$ 10,393,016,620	$ 8,071,557,733
Other Information: Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
Shares Sold	32,080,268	11,240,469	21,169,436	138,968
Reinvested	7,869,268	847,723	452,997	1,082
Redeemed	(57,207,152)	(8,346,250)	(4,117,145)	(83,694)
Net increase (decrease)	(17,257,616)	3,741,942	17,505,288	56,356

Dollars Sold	$ 628,858,276	$ 219,068,172	$ 416,030,936	$ 2,784,343
Reinvested	130,865,933	14,063,717	7,478,977	17,815
Redeemed	(1,083,344,265)	(159,436,339)	(79,803,985)	(1,558,619)
Net increase (decrease)	$ (323,620,056)	$ 73,695,550	$ 343,705,928	$ 1,243,539

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 130,865,933	$ 14,063,717	$ 7,478,977	$ 17,815
From net realized gain	-	-	-	-
Total	$ 130,865,933	$ 14,063,717	$ 7,478,977	$ 17,815
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

A For the period April 24, 2002 (commencement of sales of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Income from Investment Operations
Net investment income (loss) C	.36	.34	.34	.40	.41
Net realized and unrealized gain (loss)	5.01	(4.08)	(1.51)	1.46	1.10
Total from investment operations	5.37	(3.74)	(1.17)	1.86	1.51
Distributions from net investment income	(.35)	(.36)	(.42)	(.44)	(.38)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)	(.84)
Total distributions	(.35)	(.85)	(1.60)	(2.05)	(1.22)
Redemption fees added to paid in capital	- C, E	- C, E	-	-	-
Net asset value, end of period	$ 23.18	$ 18.16	$ 22.75	$ 25.52	$ 25.71
Total Return A, B	30.33%	(16.95)%	(4.96)%	8.42%	6.33%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.56%	.57%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.56%	.57%
Expenses net of all reductions	.56%	.56%	.57%	.55%	.56%
Net investment income (loss)	1.83%	1.70%	1.47%	1.68%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,402,963	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291
Portfolio turnover rate	26%	25%	24%	22%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Income from Investment Operations
Net investment income (loss) C	.34	.32	.31	.37	.38
Net realized and unrealized gain (loss)	5.00	(4.06)	(1.51)	1.46	1.11
Total from investment operations	5.34	(3.74)	(1.20)	1.83	1.49
Distributions from net investment income	(.33)	(.34)	(.40)	(.43)	(.38)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)	(.84)
Total distributions	(.33)	(.83)	(1.58)	(2.04)	(1.22)
Redemption fees added to paid in capital	- C, E	- C, E	-	-	-
Net asset value, end of period	$ 23.11	$ 18.10	$ 22.67	$ 25.45	$ 25.66
Total ReturnA, B	30.22%	(17.00)%	(5.09)%	8.30%	6.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.66%	.67%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.66%	.67%
Expenses net of all reductions	.66%	.66%	.67%	.65%	.66%
Net investment income (loss)	1.73%	1.60%	1.37%	1.58%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,071,483	$ 771,516	$ 836,017	$ 634,897	$ 437,332
Portfolio turnover rate	26%	25%	24%	22%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.00	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.31	.28	.27	.32
Net realized and unrealized gain (loss)	4.97	(4.04)	(1.50)	1.95
Total from investment operations	5.28	(3.76)	(1.23)	2.27
Distributions from net investment income	(.32)	(.34)	(.41)	(.43)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)
Total distributions	(.32)	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital	- E, H	- E, H	-	-
Net asset value, end of period	$ 22.96	$ 18.00	$ 22.59	$ 25.41
Total Return B, C, D	30.03%	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.82%	.83%	.84%	.83% A
Expenses net of all reductions	.81%	.82%	.83%	.82% A
Net investment income (loss)	1.58%	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,679	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	26%	25%	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.99	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.31	.18
Net realized and unrealized gain (loss)	4.96	(4.01)
Total from investment operations	5.27	(3.83)
Distributions from net investment income	(.35)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 22.91	$ 17.99
Total Return B, C, D	30.05%	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	.85% A
Expenses net of voluntary waivers, if any	.82%	.85% A
Expenses net of all reductions	.81%	.84% A
Net investment income (loss)	1.57%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,891	$ 471
Portfolio turnover rate	26%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Initial Class	32.85%	-1.32%	9.60%
Fidelity VIP: Growth - Service ClassA	32.78%	-1.42%	9.54%
Fidelity VIP: Growth - Service Class 2B	32.54%	-1.55%	9.47%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Variable Insurance Products: Growth Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12 months that ended December 31, 2003, the fund outperformed both the Russell 3000® Growth Index and the LipperSM Variable Annuity Growth Funds Average, which gained 30.97% and 30.23%, respectively. The fund was aided by overweighting market-leading technology stocks that performed strongly, including semiconductor manufacturing and equipment stocks. Some of these stocks included chip manufacturers Agere Systems and Broadcom, both of which benefited from increasing broadband penetration and growth in the notebook computer segment. Semiconductor equipment stocks ASML Holding, Lam Research and Sanmina benefited from increased demand for equipment used in the intermediate stages of chip manufacturing. Strong gains also were generated from overweighting Yahoo!. On the other hand, the fund's investments in pharmaceutical stocks, including Merck and Schering-Plough, detracted from performance as the industry generally suffered from declining drug utilization rates and weak new product pipelines. Also, underweighting Cisco and Intel in favor of smaller-cap technology stocks held back returns. Defense contractor Lockheed Martin was hurt by redeployment of defense revenues from new weapon-development programs into supporting the war effort.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Pfizer, Inc.	4.3
Microsoft Corp.	3.9
Johnson & Johnson	2.6
Intel Corp.	2.6
Cisco Systems, Inc.	2.4
15.8
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Information Technology	40.6
Health Care	17.5
Consumer Discretionary	11.4
Financials	11.1
Industrials	9.4
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks	99.8%
Short-Term Investments and Net Other Assets	0.2%

* Foreign investments	12.1%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Hotels, Restaurants & Leisure - 0.1%
Brinker International, Inc. (a)	170,950	$ 5,668,702
Household Durables - 0.3%
Leggett & Platt, Inc.	1,267,750	27,421,433
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,062,500	55,930,000
eBay, Inc. (a)	392,400	25,345,116
InterActiveCorp (a)	1,383,500	46,942,155
		128,217,271
Media - 4.9%
Comcast Corp.:
Class A (a)	643,124	21,139,486
Class A (special) (a)	832,500	26,040,600
E.W. Scripps Co. Class A	436,600	41,101,524
Fox Entertainment Group, Inc. Class A (a)	1,772,500	51,668,375
Hughes Electronics Corp. (a)	2,940,281	48,661,651
Interpublic Group of Companies, Inc.	1,380,600	21,537,360
Lamar Advertising Co. Class A (a)	1,238,600	46,224,552
News Corp. Ltd.:
ADR	860,900	31,078,490
sponsored ADR	328,861	9,948,045
Pixar (a)	313,497	21,722,207
SBS Broadcasting SA (a)	195,400	6,370,040
Time Warner, Inc. (a)	2,849,000	51,253,510
Univision Communications, Inc. Class A (a)	1,058,500	42,011,865
Viacom, Inc. Class B (non-vtg.)	1,206,130	53,528,049
Walt Disney Co.	2,223,300	51,869,589
		524,155,343
Multiline Retail - 0.4%
Saks, Inc. (a)	2,452,800	36,890,112
Specialty Retail - 4.5%
AutoZone, Inc. (a)	179,200	15,269,632
Best Buy Co., Inc.	1,775,600	92,757,344
Foot Locker, Inc.	1,653,780	38,781,141
Gap, Inc.	2,694,400	62,537,024
Home Depot, Inc.	3,549,500	125,971,755
Lowe's Companies, Inc.	1,629,030	90,231,972
Staples, Inc. (a)	1,164,400	31,788,120
Weight Watchers International, Inc. (a)	594,500	22,810,965
		480,147,953
TOTAL CONSUMER DISCRETIONARY		1,202,500,814
CONSUMER STAPLES - 3.0%
Beverages - 0.7%
PepsiCo, Inc.	613,000	28,578,060
The Coca-Cola Co.	970,600	49,257,950
		77,836,010

	Shares	Value (Note 1)
Food & Staples Retailing - 1.2%
Sysco Corp.	890,200	$ 33,142,146
Wal-Mart Stores, Inc.	1,824,900	96,810,945
		129,953,091
Food Products - 0.1%
Smithfield Foods, Inc. (a)	382,900	7,926,030
Household Products - 0.8%
Colgate-Palmolive Co.	556,500	27,852,825
Procter & Gamble Co.	622,860	62,211,257
		90,064,082
Personal Products - 0.2%
Gillette Co.	436,200	16,021,626
TOTAL CONSUMER STAPLES		321,800,839
ENERGY - 3.6%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	247,570	7,961,851
BJ Services Co. (a)	615,960	22,112,964
Cooper Cameron Corp. (a)	361,500	16,845,900
ENSCO International, Inc.	784,700	21,320,299
Global Industries Ltd. (a)	773,065	3,981,285
Grant Prideco, Inc. (a)	504,400	6,567,288
Nabors Industries Ltd. (a)	333,310	13,832,365
National-Oilwell, Inc. (a)	1,114,600	24,922,456
Noble Corp. (a)	649,100	23,224,798
Schlumberger Ltd. (NY Shares)	799,500	43,748,640
Smith International, Inc. (a)	452,400	18,783,648
Tidewater, Inc.	382,200	11,420,136
Transocean, Inc. (a)	404,400	9,709,644
Varco International, Inc. (a)	1,266,100	26,119,643
Weatherford International Ltd. (a)	756,940	27,249,840
		277,800,757
Oil & Gas - 1.0%
Apache Corp.	445,410	36,122,751
Burlington Resources, Inc.	272,800	15,107,664
YUKOS Corp. sponsored ADR	1,316,881	55,309,002
		106,539,417
TOTAL ENERGY		384,340,174
FINANCIALS - 11.1%
Capital Markets - 2.8%
Bank of New York Co., Inc.	957,300	31,705,776
Charles Schwab Corp.	4,444,750	52,625,840
Goldman Sachs Group, Inc.	508,000	50,154,840
Lehman Brothers Holdings, Inc.	350,400	27,057,888
Merrill Lynch & Co., Inc.	964,600	56,573,790
Morgan Stanley	853,300	49,380,471
Nomura Holdings, Inc.	1,845,000	31,579,538
		299,078,143
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 1.6%
Bank One Corp.	1,474,090	$ 67,203,763
Fifth Third Bancorp	1,026,300	60,654,330
UCBH Holdings, Inc.	1,001,600	39,032,352
		166,890,445
Consumer Finance - 2.1%
American Express Co.	1,905,100	91,882,973
MBNA Corp.	3,647,130	90,631,181
SLM Corp.	1,086,300	40,931,784
		223,445,938
Diversified Financial Services - 0.6%
Citigroup, Inc.	1,418,610	68,859,329
Insurance - 2.8%
ACE Ltd.	915,300	37,911,726
AFLAC, Inc.	1,558,320	56,380,018
American International Group, Inc.	2,540,066	168,355,574
Travelers Property Casualty Corp.:
Class A	145,447	2,440,601
Class B	1,867,830	31,697,075
		296,784,994
Thrifts & Mortgage Finance - 1.2%
Fannie Mae	746,800	56,054,808
Freddie Mac	1,142,300	66,618,936
		122,673,744
TOTAL FINANCIALS		1,177,732,593
HEALTH CARE - 17.5%
Biotechnology - 2.6%
Alkermes, Inc. (a)	1,257,200	16,972,200
Amgen, Inc. (a)	837,100	51,732,780
Cephalon, Inc. (a)	567,700	27,482,357
CSL Ltd.	930,028	12,483,122
Genentech, Inc. (a)	859,600	80,432,772
Genzyme Corp. - General Division (a)	501,500	24,744,010
MedImmune, Inc. (a)	714,700	18,153,380
Millennium Pharmaceuticals, Inc. (a)	1,321,539	24,673,133
Tanox, Inc. (a)	1,042,600	15,482,610
		272,156,364
Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	1,228,700	74,385,498
Baxter International, Inc.	665,400	20,308,008
Boston Scientific Corp. (a)	905,400	33,282,504
Medtronic, Inc.	1,102,300	53,582,803
St. Jude Medical, Inc. (a)	677,200	41,546,220
		223,105,033
Health Care Providers & Services - 0.1%
WebMD Corp. (a)	1,302,160	11,706,418

	Shares	Value (Note 1)
Pharmaceuticals - 12.7%
Abbott Laboratories	3,022,800	$ 140,862,480
Barr Laboratories, Inc. (a)	714,050	54,946,148
Eli Lilly & Co.	1,081,570	76,066,818
Johnson & Johnson	5,356,020	276,691,993
Merck & Co., Inc.	1,795,360	82,945,632
Pfizer, Inc.	12,818,925	452,892,616
Schering-Plough Corp.	3,956,500	68,803,535
Teva Pharmaceutical Industries Ltd. sponsored ADR	708,577	40,183,402
Wyeth	3,539,500	150,251,775
		1,343,644,399
TOTAL HEALTH CARE		1,850,612,214
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.2%
Boeing Co.	1,343,000	56,594,020
Bombardier, Inc. Class B (sub. vtg.)	8,480,700	35,761,200
EADS NV	1,748,600	41,461,780
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,158,610	40,586,108
Goodrich Corp.	1,543,600	45,829,484
Lockheed Martin Corp.	786,220	40,411,708
Northrop Grumman Corp.	465,200	44,473,120
Precision Castparts Corp.	816,200	37,063,642
		342,181,062
Airlines - 0.7%
Northwest Airlines Corp. (a)	2,832,967	35,752,044
Ryanair Holdings PLC sponsored ADR (a)	812,400	41,139,936
		76,891,980
Commercial Services & Supplies - 1.3%
Corinthian Colleges, Inc. (a)	619,200	34,402,752
Herman Miller, Inc.	416,200	10,101,174
Monster Worldwide, Inc. (a)	1,627,701	35,744,314
Robert Half International, Inc. (a)	2,398,400	55,978,656
		136,226,896
Industrial Conglomerates - 3.2%
3M Co.	1,262,300	107,333,369
General Electric Co.	3,650,540	113,093,729
Tyco International Ltd.	4,240,100	112,362,650
		332,789,748
Machinery - 1.0%
Caterpillar, Inc.	694,700	57,673,994
Cummins, Inc.	207,200	10,140,368
Joy Global, Inc.	1,560,000	40,794,000
		108,608,362
TOTAL INDUSTRIALS		996,698,048
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 40.6%
Communications Equipment - 9.1%
3Com Corp. (a)	3,309,800	$ 27,041,066
Advanced Fibre Communications, Inc. (a)	426,500	8,593,975
Alcatel SA sponsored ADR (a)	4,035,100	51,851,035
Avaya, Inc. (a)	3,469,900	44,900,506
CIENA Corp. (a)	6,035,400	40,075,056
Cisco Systems, Inc. (a)	10,296,220	250,095,184
Corning, Inc. (a)	936,100	9,763,523
Foundry Networks, Inc. (a)	1,965,200	53,767,872
Harris Corp.	1,469,600	55,771,320
Juniper Networks, Inc. (a)	2,984,900	55,757,932
Motorola, Inc.	5,685,050	79,988,654
Nortel Networks Corp. (a)	17,104,300	72,351,242
QLogic Corp. (a)	524,437	27,060,949
QUALCOMM, Inc.	1,390,300	74,978,879
Scientific-Atlanta, Inc.	1,764,200	48,162,660
Telefonaktiebolaget LM Ericsson ADR (a)	3,489,200	61,758,840
		961,918,693
Computers & Peripherals - 4.2%
Compal Electronics, Inc.	17,481,000	23,935,999
Dell, Inc. (a)	5,238,900	177,913,044
EMC Corp. (a)	4,901,200	63,323,504
International Business Machines Corp.	109,070	10,108,608
Lexmark International, Inc. Class A (a)	783,400	61,606,576
Network Appliance, Inc. (a)	1,440,300	29,569,359
Quanta Computer, Inc.	9,797,000	24,088,619
Sun Microsystems, Inc. (a)	11,256,000	50,539,440
		441,085,149
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	1,788,060	52,282,874
Amphenol Corp. Class A (a)	688,691	44,028,016
Celestica, Inc. (sub. vtg.) (a)	554,430	8,360,045
Flextronics International Ltd. (a)	2,124,300	31,524,612
Hon Hai Precision Industries Co. Ltd.	5,599,000	22,010,204
National Instruments Corp.	703,751	31,999,558
Sanmina-SCI Corp. (a)	4,656,200	58,714,682
Solectron Corp. (a)	4,583,300	27,087,303
Waters Corp. (a)	396,700	13,154,572
		289,161,866
Internet Software & Services - 1.2%
EarthLink, Inc. (a)	4,248,951	42,489,510
Openwave Systems, Inc. (a)	906,700	9,973,700
United Online, Inc. (a)	1,498,351	25,157,313
Yahoo!, Inc. (a)	1,193,716	53,920,152
		131,540,675
IT Services - 1.6%
BearingPoint, Inc. (a)	2,611,200	26,347,008

	Shares	Value (Note 1)
First Data Corp.	2,210,300	$ 90,821,227
Paychex, Inc.	1,557,200	57,927,840
		175,096,075
Semiconductors & Semiconductor Equipment - 14.1%
Advanced Micro Devices, Inc. (a)	2,771,400	41,293,860
Agere Systems, Inc.:
Class A (a)	8,448,145	25,766,842
Class B (a)	9,596,409	27,829,586
Altera Corp. (a)	2,018,800	45,826,760
Analog Devices, Inc.	1,550,700	70,789,455
Applied Materials, Inc. (a)	3,242,500	72,794,125
ASML Holding NV (NY Shares) (a)	5,579,576	111,870,499
ATI Technologies, Inc. (a)	1,074,700	16,147,011
Atmel Corp. (a)	5,413,600	32,535,736
Broadcom Corp. Class A (a)	1,314,800	44,821,532
Cabot Microelectronics Corp. (a)	549,000	26,901,000
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,693,500	27,123,545
FormFactor, Inc.	71,500	1,415,700
Integrated Circuit Systems, Inc. (a)	1,174,700	33,467,203
Integrated Device Technology, Inc. (a)	1,758,500	30,193,445
Intel Corp.	8,418,100	271,062,820
Intersil Corp. Class A	1,228,136	30,519,180
KLA-Tencor Corp. (a)	230,920	13,548,076
Lam Research Corp. (a)	1,829,500	59,092,850
LSI Logic Corp. (a)	2,769,000	24,561,030
MediaTek, Inc.	2,249,000	21,125,766
National Semiconductor Corp. (a)	891,000	35,114,310
NPTest Holding Corp. (a)	907,000	10,013,280
NVIDIA Corp. (a)	2,021,252	46,994,109
PMC-Sierra, Inc. (a)	1,657,300	33,394,595
Samsung Electronics Co. Ltd.	90,250	34,132,268
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	4,295,290	43,983,770
Teradyne, Inc. (a)	2,043,200	51,999,440
Texas Instruments, Inc.	3,053,250	89,704,485
Tokyo Electron Ltd.	599,400	45,760,176
United Microelectronics Corp. sponsored ADR (a)	6,673,962	33,036,112
Xilinx, Inc. (a)	1,161,000	44,977,140
		1,497,795,706
Software - 7.7%
Adobe Systems, Inc.	679,700	26,712,210
Cadence Design Systems, Inc. (a)	2,940,100	52,862,998
Compuware Corp. (a)	3,338,056	20,161,858
Electronic Arts, Inc. (a)	656,256	31,355,912
Microsoft Corp.	15,035,377	414,074,283
Nintendo Co. Ltd.	139,900	13,120,919
Oracle Corp. (a)	3,440,100	45,409,320
SAP AG sponsored ADR	1,292,800	53,728,768
Symantec Corp. (a)	946,164	32,784,583
Synopsys, Inc. (a)	1,324,956	44,730,515
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	1,168,500	$ 33,664,485
VERITAS Software Corp. (a)	1,169,232	43,448,661
		812,054,512
TOTAL INFORMATION TECHNOLOGY		4,308,652,676
MATERIALS - 2.3%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	529,000	27,947,070
Dow Chemical Co.	846,900	35,205,633
Lyondell Chemical Co.	3,010,600	51,029,670
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	183,100	8,470,206
		122,652,579
Construction Materials - 0.3%
Florida Rock Industries, Inc.	582,600	31,955,610
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	1,034,200	12,296,638
Metals & Mining - 0.7%
Arch Coal, Inc.	949,500	29,595,915
CONSOL Energy, Inc.	384,500	9,958,550
Massey Energy Co.	1,174,400	24,427,520
Peabody Energy Corp.	264,200	11,019,782
		75,001,767
TOTAL MATERIALS		241,906,594
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Nextel Communications, Inc. Class A (a)	1,854,700	52,042,882
Vodafone Group PLC sponsored ADR	1,826,400	45,733,056
		97,775,938
TOTAL COMMON STOCKS (Cost $8,004,526,689)		10,582,019,890
Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (d)	88,646	1
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (d)	826,000	2,891,000
TOTAL PREFERRED STOCKS (Cost $6,071,257)		2,891,001
Convertible Bonds - 0.0%
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (c)	$ 1,523,000	$ 2,002,593
TOTAL CONVERTIBLE BONDS (Cost $1,523,000)		2,002,593
Money Market Funds - 0.9%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	31,816,045	31,816,045
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	57,647,825	57,647,825
TOTAL MONEY MARKET FUNDS (Cost $89,463,870)		89,463,870
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $8,101,584,816)		10,676,377,354
NET OTHER ASSETS - (0.7)%		(69,402,958)
NET ASSETS - 100%		$ 10,606,974,396
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,002,593 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,891,001 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,507,712,903 and $5,624,805,552, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $694,334 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,216,800. The weighted average interest rate was 1.3%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.9%
Taiwan	1.5%
Netherlands	1.5%
Canada	1.3%
Others (individually less than 1%)	7.8%
100.0%
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $4,332,499,000 of which $2,090,079,000, $2,197,712,000 and $44,708,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $55,505,480) (cost $8,101,584,816) - See accompanying schedule		$ 10,676,377,354
Foreign currency held at value (cost $ 1,885,809)		1,881,591
Receivable for fund shares sold		9,301,790
Dividends receivable		8,664,034
Interest receivable		34,483
Prepaid expenses		56,624
Other receivables		696,495
Total assets		10,697,012,371

Liabilities
Payable to custodian bank	$ 2,539
Payable for investments purchased	8,151,484
Payable for fund shares redeemed	17,999,479
Accrued management fee	4,983,466
Distribution fees payable	235,541
Other affiliated payables	664,478
Other payables and accrued expenses	353,163
Collateral on securities loaned, at value	57,647,825
Total liabilities		90,037,975

Net Assets		$ 10,606,974,396
Net Assets consist of:
Paid in capital		$ 12,395,142,435
Undistributed net investment income		22,711,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,385,670,087)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,574,790,251
Net Assets		$ 10,606,974,396
Initial Class: Net Asset Value, offering price and redemption price per share ($8,594,508,852 ÷ 276,851,819 shares)		$ 31.04
Service Class: Net Asset Value, offering price and redemption price per share ($1,401,298,284 ÷ 45,324,069 shares)		$ 30.92
Service Class 2: Net Asset Value, offering price and redemption price per share ($609,798,254 ÷ 19,850,499 shares)		$ 30.72
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,369,006 ÷ 44,671 shares)		$ 30.65

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 82,154,309
Interest		1,134,007
Security lending		292,048
Total income		83,580,364

Expenses
Management fee	$ 52,844,117
Transfer agent fees	6,196,760
Distribution fees	2,145,234
Accounting and security lending fees	842,207
Non-interested trustees' compensation	43,801
Depreciation in deferred trustee compensation account	(13,975)
Custodian fees and expenses	175,361
Audit	87,041
Legal	49,788
Interest	15,311
Miscellaneous	420,680
Total expenses before reductions	62,806,325
Expense reductions	(2,257,136)	60,549,189
Net investment income (loss)		23,031,175
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	49,293,987
Foreign currency transactions	(163,759)
Total net realized gain (loss)		49,130,228
Change in net unrealized appreciation (depreciation) on: Investment securities	2,530,104,157
Assets and liabilities in foreign currencies	(2,287)
Total change in net unrealized appreciation (depreciation)		2,530,101,870
Net gain (loss)		2,579,232,098
Net increase (decrease) in net assets resulting from operations		$ 2,602,263,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,031,175	$ 24,471,733
Net realized gain (loss)	49,130,228	(2,263,336,460)
Change in net unrealized appreciation (depreciation)	2,530,101,870	(1,669,661,651)
Net increase (decrease) in net assets resulting from operations	2,602,263,273	(3,908,526,378)
Distributions to shareholders from net investment income	(23,104,405)	(25,839,894)
Share transactions - net increase (decrease)	(285,825,613)	(1,057,887,768)
Redemption fees	2,361	134
Total increase (decrease) in net assets	2,293,335,616	(4,992,253,906)

Net Assets
Beginning of period	8,313,638,780	13,305,892,686
End of period (including undistributed net investment income of $22,711,797 and undistributed net investment income of $22,669,639, respectively)	$ 10,606,974,396	$ 8,313,638,780
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
Shares Sold	23,586,131	8,385,408	13,542,393	50,235
Reinvested	941,499	102,591	14,708	31
Redeemed	(47,048,733)	(8,519,590)	(3,984,642)	(14,664)
Net increase (decrease)	(22,521,103)	(31,591)	9,572,459	35,602
Dollars Sold	$ 625,883,728	$ 221,233,256	$ 361,842,888	$ 1,388,031
Reinvested	20,552,932	2,232,378	318,424	671
Redeemed	(1,198,774,049)	(217,996,235)	(102,097,753)	(409,884)
Net increase (decrease)	$ (552,337,389)	$ 5,469,399	$ 260,063,559	$ 978,818

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
Shares Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 20,552,932	$ 2,232,378	$ 318,424	$ 671
From net realized gain	-	-	-	-
Total	$ 20,552,932	$ 2,232,378	$ 318,424	$ 671
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Income from Investment Operations
Net investment income (loss) C	.07	.07	.07	.03	.07
Net realized and unrealized gain (loss)	7.60	(10.17)	(7.27)	(5.27)	15.10
Total from investment operations	7.67	(10.10)	(7.20)	(5.24)	15.17
Distributions from net investment income	(.07)	(.07)	(.03)	(.06)	(.08)
Distributions from net realized gain	-	-	(2.82)	(5.97)	(5.03)
Total distributions	(.07)	(.07)	(2.85)	(6.03)	(5.11)
Redemption fees added to paid in capital C , E	-	-	-	-	-
Net asset value, end of period	$ 31.04	$ 23.44	$ 33.61	$ 43.66	$ 54.93
Total Return A, B	32.85%	(30.10)%	(17.67)%	(10.96)%	37.44%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.65%	.66%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.65%	.66%
Expenses net of all reductions	.64%	.61%	.65%	.64%	.65%
Net investment income (loss)	.28%	.25%	.19%	.07%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,594,509	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411
Portfolio turnover rate	61%	90%	105%	103%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Income from Investment Operations
Net investment income (loss) C	.05	.04	.03	(.02)	.02
Net realized and unrealized gain (loss)	7.58	(10.14)	(7.24)	(5.25)	15.07
Total from investment operations	7.63	(10.10)	(7.21)	(5.27)	15.09
Distributions from net investment income	(.05)	(.04)	-	(.05)	(.08)
Distributions from net realized gain	-	-	(2.82)	(5.97)	(5.03)
Total distributions	(.05)	(.04)	(2.82)	(6.02)	(5.11)
Redemption fees added to paid in capital C , E	-	-	-	-	-
Net asset value, end of period	$ 30.92	$ 23.34	$ 33.48	$ 43.51	$ 54.80
Total Return A, B	32.78%	(30.20)%	(17.74)%	(11.05)%	37.29%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.77%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.74%	.71%	.75%	.74%	.75%
Net investment income (loss)	.18%	.15%	.09%	(.04)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,401,298	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330
Portfolio turnover rate	61%	90%	105%	103%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.21	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	.01	- H	(.02)	(.09)
Net realized and unrealized gain (loss)	7.53	(10.09)	(7.22)	(3.86)
Total from investment operations	7.54	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.03)	(.04)	(.03)	(.05)
Distributions from net realized gain	-	-	(2.82)	(5.97)
Total distributions	(.03)	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capital E, H	-	-	-	-
Net asset value, end of period	$ 30.72	$ 23.21	$ 33.34	$ 43.43
Total Return B, C, D	32.54%	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.92%	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.92%	.93%	.93%	.91% A
Expenses net of all reductions	.89%	.87%	.90%	.90% A
Net investment income (loss)	.02%	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 609,798	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	61%	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.20	$ 31.05
Income from Investment Operations
Net investment income (loss) E	.01	(.01)
Net realized and unrealized gain (loss)	7.51	(7.84)
Total from investment operations	7.52	(7.85)
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 30.65	$ 23.20
Total Return B, C, D	32.54%	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.92%	.96% A
Expenses net of voluntary waivers, if any	.92%	.96% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	.02%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,369	$ 210
Portfolio turnover rate	61%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Initial Class	27.26%	-0.52%	4.03%
Fidelity VIP: High Income - Service ClassA	26.97%	-0.64%	3.96%
Fidelity VIP: High Income - Service Class 2B	26.75%	-0.79%	3.89%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the ML ® US High Yield Master II Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Variable Insurance Products: High Income Portfolio

High yield staged a remarkable turnaround during the one-year period ending December 31, 2003. A declining default rate, increasing flows into high-yield mutual funds, rebounding equity markets, signs of an economic recovery and a focus on corporate debt reduction paced the recovery for much of the period. In July, however, low-quality debt had its first monthly decline since October 2002, hurt by weakness in investment-grade bonds, the poor showing of the energy sector during the month, and profit-taking that led to soft demand and negative fund flows. The rally re-emerged in August, though, bolstered by resurgent demand due to further evidence of an economic recovery, the robust performance of stocks, and the continued efforts of corporate America to deleverage and improve its balance sheets. For the year overall, the Merrill Lynch® U.S. High Yield Master II Index gained 28.15%, its second-strongest calendar year return ever, surpassed only by 1991's return of 39.17%. Since its most recent low on October 10, 2002, the Merrill Lynch index has surged 41.36% as of the end of the period.

For the year ending December 31, 2003, the fund slightly underperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Index, which returned 28.15%. At the same time, the fund solidly outperformed its peer group, the LipperSM Variable Annuity High Current Yield Funds Average, which returned 23.98%. The fund underperformed the Merrill Lynch index due to the strong returns from lower-quality issues. I favored investments within the higher-quality tiers of the high-yield market, and I underweighted the lowest-quality segments. The fund likely was able to outperform its peer group because it generally carried an overweighted position in groups that performed the best during the year, including cable television, energy, telecommunications and utilities. Wireless provider Nextel Communications, energy corporation Williams Companies, electric utility AES and Dutch supermarket firm Ahold all contributed to returns. Each company offered a clean or improving balance sheet as well as solid free cash flow. Textile company Dan River detracted from performance, as did underweighted positions or not investing in such companies as California electric utilities Calpine and Edison Mission, both of which rebounded from very depressed levels to post strong returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2003
(by issuer, excluding cash equivalents)	% of fund's net assets
Qwest Services Corp.	3.4
AES Corp.	2.8
The Coastal Corp.	2.7
CMS Energy Corp.	1.9
CSC Holdings, Inc.	1.6
12.4
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Energy	12.4
Telecommunications	11.2
Electric Utilities	6.9
Technology	5.1
Cable TV	4.7
Quality Diversification (% of fund's net assets) as of December 31, 2003
AAA,AA,A	0.0%
BBB	0.7%
BB	25.3%
B	50.4%
CCC,CC,C	15.1%
D	0.2%
Not Rated	3.3%
Equities	1.6%
Short-Term Investments and Net Other Assets	3.4%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Corporate Bonds - 93.6%
	Principal Amount	Value (Note 1)
Convertible Bonds - 0.4%
Technology - 0.4%
Amkor Technology, Inc.:
5% 3/15/07	$ 6,100,000	$ 6,039,000
5.75% 6/1/06	2,000,000	2,005,000
		8,044,000
Nonconvertible Bonds - 93.2%
Aerospace - 0.6%
DRS Technologies, Inc. 6.875% 11/1/13 (f)	1,610,000	1,650,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	960,000	1,027,200
L-3 Communications Corp. 6.125% 1/15/14 (f)	5,560,000	5,615,600
Orbital Sciences Corp. 9% 7/15/11	3,690,000	3,948,300
		12,241,350
Air Transportation - 3.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	9,855,000	8,918,775
6.977% 11/23/22	591,234	535,067
7.377% 5/23/19	8,247,633	5,855,819
7.379% 5/23/16	5,026,723	3,568,973
7.8% 4/1/08	1,480,000	1,369,000
10.18% 1/2/13	2,190,000	1,708,200
AMR Corp. 9% 8/1/12	7,455,000	6,262,200
Continental Airlines, Inc.:
7.875% 7/2/18	5,820,000	5,820,000
8% 12/15/05	4,615,000	4,522,700
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	537,591	440,824
6.748% 9/15/18	380,458	311,976
6.795% 8/2/18	2,383,778	2,026,212
6.8% 7/2/07	360,431	335,201
6.9% 1/2/17	3,413,867	2,833,510
7.73% 9/15/12	1,001,603	841,347
8.307% 4/2/18	3,814,267	3,356,555
8.312% 10/2/12	3,115,996	2,679,757
8.321% 11/1/06	2,240,000	2,184,000
8.388% 5/1/22	194,364	160,351
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	739,411	658,076
7.9% 12/15/09	2,635,000	2,160,700
8.3% 12/15/29	5,905,000	3,867,775
10% 8/15/08 (f)	2,865,000	2,463,900
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	615,000	565,800
7.779% 11/18/05	4,055,000	3,771,150
10.06% 1/2/16	1,260,000	995,400
Northwest Airlines, Inc. pass thru trust certificates:
7.248% 7/2/14	2,150,838	1,548,603

	Principal Amount	Value (Note 1)
8.304% 9/1/10	$ 1,853,079	$ 1,593,648
NWA Trust 10.23% 6/21/14	1,356,370	1,220,733
		72,576,252
Automotive - 2.3%
Cummins, Inc. 5.65% 3/1/98	2,875,000	1,868,750
Dana Corp. 9% 8/15/11	3,495,000	4,132,838
Dana Credit Corp. 8.375% 8/15/07 (f)	6,798,000	7,205,880
Stoneridge, Inc. 11.5% 5/1/12	4,865,000	5,716,375
Tenneco Automotive, Inc.:
10.25% 7/15/13 (f)	3,775,000	4,284,625
11.625% 10/15/09	3,545,000	3,828,600
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	6,280,000	7,174,900
11% 2/15/13	9,785,000	11,546,300
United Components, Inc. 9.375% 6/15/13	2,975,000	3,242,750
		49,001,018
Banks and Thrifts - 0.1%
Chevy Chase Bank FSB 6.875% 12/1/13	2,560,000	2,624,000
Western Financial Bank 9.625% 5/15/12	400,000	445,000
		3,069,000
Broadcasting - 1.5%
Granite Broadcasting Corp. 9.75% 12/1/10 (f)	5,665,000	5,608,350
Nexstar Finance, Inc. 7% 1/15/14 (f)	2,250,000	2,261,250
Sinclair Broadcast Group, Inc. 8% 3/15/12	3,665,000	3,958,200
Spanish Broadcasting System, Inc. 9.625% 11/1/09	5,255,000	5,609,713
Susquehanna Media Co. 7.375% 4/15/13	3,320,000	3,486,000
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	720,000	738,000
yankee 10.5% 2/15/07	4,685,000	4,802,125
Young Broadcasting, Inc. 8.75% 1/15/14 (f)	5,000,000	5,050,000
		31,513,638
Building Materials - 1.3%
FastenTech, Inc. 11.5% 5/1/11 (f)	2,000,000	2,140,000
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	6,465,000	7,111,500
Juno Lighting, Inc. 11.875% 7/1/09	3,950,000	4,305,500
National Waterworks, Inc. 10.5% 12/1/12	1,000,000	1,115,000
Nortek Holdings, Inc. 0% 5/15/11 (d)(f)	4,700,000	3,407,500
Nortek, Inc. 9.125% 9/1/07	300,000	309,750
Texas Industries, Inc. 10.25% 6/15/11	8,430,000	9,694,500
		28,083,750
Cable TV - 2.9%
CSC Holdings, Inc.:
7.625% 7/15/18	3,445,000	3,565,575
7.875% 2/15/18	5,425,000	5,723,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
CSC Holdings, Inc.: - continued
9.875% 2/15/13	$ 5,260,000	$ 5,470,400
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	12,930,000	14,901,825
EchoStar DBS Corp.:
6.375% 10/1/11 (f)	7,270,000	7,451,750
9.125% 1/15/09	4,141,000	4,637,920
10.375% 10/1/07	1,200,000	1,315,500
LodgeNet Entertainment Corp. 9.5% 6/15/13	715,000	779,350
Rogers Cable, Inc.:
6.25% 6/15/13	4,490,000	4,540,513
yankee 7.875% 5/1/12	6,000,000	6,690,000
Telenet Group Holding NV 0% 6/15/14 (d)(f)	7,320,000	4,648,200
Videotron LTEE 6.875% 1/15/14 (f)	1,700,000	1,751,000
		61,475,408
Capital Goods - 2.2%
AGCO Corp. 9.5% 5/1/08	1,020,000	1,114,350
Amsted Industries, Inc. 10.25% 10/15/11 (f)	410,000	455,100
Columbus McKinnon Corp. 10% 8/1/10	2,280,000	2,428,200
Dresser, Inc. 9.375% 4/15/11	7,700,000	8,373,750
Leucadia National Corp. 7% 8/15/13	4,700,000	4,741,125
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	1,290,000	1,322,250
Terex Corp.:
7.375% 1/15/14 (f)	9,420,000	9,514,200
9.25% 7/15/11	1,300,000	1,430,000
Tyco International Group SA yankee:
6.375% 10/15/11	10,830,000	11,574,563
6.75% 2/15/11	1,825,000	1,993,813
6.875% 1/15/29	1,840,000	1,839,448
7% 6/15/28	720,000	747,900
		45,534,699
Chemicals - 2.6%
Avecia Group PLC 11% 7/1/09	10,350,000	9,470,250
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	3,590,000	3,715,650
10.125% 9/1/08	2,905,000	3,184,606
10.625% 5/1/11 (f)	3,980,000	4,378,000
10.625% 5/1/11	6,075,000	6,636,938
HMP Equity Holdings Corp. 0% 5/15/08 unit (f)	4,800,000	2,928,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	4,480,000	4,614,400
Huntsman International LLC:
9.875% 3/1/09	1,360,000	1,489,200
9.875% 3/1/09 (f)	3,340,000	3,657,300
Millennium America, Inc.:
9.25% 6/15/08	7,800,000	8,541,000
9.25% 6/15/08 (f)	2,090,000	2,288,550

	Principal Amount	Value (Note 1)
Resolution Performance Products LLC 8% 12/15/09 (f)	$ 3,240,000	$ 3,337,200
Solutia, Inc. 6.72% 10/15/37 (c)	1,525,000	522,313
		54,763,407
Consumer Products - 0.8%
Jostens Holding Corp. 0% 12/1/13 (d)(f)	2,100,000	1,333,500
Simmons Co. 7.875% 1/15/14 (f)	1,350,000	1,356,750
The Hockey Co. 11.25% 4/15/09	6,395,000	7,322,275
Toys 'R' US, Inc.:
7.375% 10/15/18	3,020,000	2,997,350
7.875% 4/15/13	3,930,000	4,229,073
		17,238,948
Containers - 2.5%
Anchor Glass Container Corp.:
11% 2/15/13	3,290,000	3,824,625
11% 2/15/13 (f)	2,800,000	3,255,000
Berry Plastics Corp. 10.75% 7/15/12 (f)	3,700,000	4,255,000
BWAY Corp. 10% 10/15/10	5,615,000	6,106,313
Crown Cork & Seal, Inc. 7.375% 12/15/26	8,480,000	7,632,000
Crown European Holdings SA 10.875% 3/1/13	6,650,000	7,747,250
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	2,720,000	2,842,400
8.875% 2/15/09	5,165,000	5,629,850
Owens-Illinois, Inc.:
7.35% 5/15/08	195,000	193,050
7.8% 5/15/18	1,020,000	994,500
8.1% 5/15/07	6,000,000	6,330,000
Silgan Holdings, Inc. 6.75% 11/15/13 (f)	3,840,000	3,849,600
		52,659,588
Diversified Financial Services - 0.4%
WMC Finance Co. 11.75% 12/15/08 (f)	7,380,000	7,380,000
Diversified Media - 2.2%
Corus Entertainment, Inc. 8.75% 3/1/12	7,140,000	7,854,000
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	6,440,000	4,202,100
LBI Media, Inc. 10.125% 7/15/12	5,765,000	6,557,688
Vertis, Inc. 10.875% 6/15/09	3,045,000	3,220,088
Vivendi Universal SA:
6.25% 7/15/08 (f)	5,000,000	5,275,000
9.25% 4/15/10	16,000,000	18,960,000
		46,068,876
Electric Utilities - 6.9%
AES Corp.:
8.375% 8/15/07	9,585,000	9,704,813
8.5% 11/1/07	7,500,000	7,612,500
8.75% 6/15/08	2,033,000	2,175,310
8.75% 5/15/13 (f)	6,290,000	7,029,075
8.875% 2/15/11	14,741,000	16,086,116
9% 5/15/15 (f)	5,860,000	6,621,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
AES Corp.: - continued
9.375% 9/15/10	$ 6,388,000	$ 7,090,680
9.5% 6/1/09	1,499,000	1,663,890
Calpine Canada Energy Finance ULC 8.5% 5/1/08	4,790,000	3,712,250
Calpine Corp.:
6.9% 7/15/07 (f)(g)	4,039,875	3,938,878
9.875% 12/1/11 (f)	1,540,000	1,566,950
CMS Energy Corp.:
7.5% 1/15/09	9,190,000	9,488,675
7.75% 8/1/10 (f)	1,635,000	1,718,794
8.5% 4/15/11	8,515,000	9,142,981
8.9% 7/15/08	8,400,000	9,103,500
9.875% 10/15/07	9,305,000	10,316,919
Illinois Power Co. 11.5% 12/15/10	6,750,000	8,167,500
Midland Funding Corp. II 11.75% 7/23/05	2,662,264	2,835,311
MSW Energy Holding LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	155,000	168,950
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	3,720,000	3,887,400
Nevada Power Co.:
9% 8/15/13 (f)	8,800,000	9,636,000
10.875% 10/15/09	1,385,000	1,585,825
NRG Energy, Inc. 8% 12/15/13 (f)	5,550,000	5,827,500
Sierra Pacific Power Co. 8% 6/1/08	2,615,000	2,824,200
Southern California Edison Co.:
7.125% 7/15/25	330,000	336,600
7.25% 3/1/26	1,020,000	1,042,950
		143,285,367
Energy - 12.4%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,340,000	2,521,350
Chesapeake Energy Corp.:
6.875% 1/15/16 (f)	5,920,000	6,068,000
7.75% 1/15/15	2,345,000	2,520,875
8.125% 4/1/11	11,240,000	12,532,600
DI Industries, Inc. 8.875% 7/1/07	2,479,000	2,547,173
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	2,760,000	3,118,800
10.125% 7/15/13 (f)	7,410,000	8,521,500
El Paso Corp.:
7% 5/15/11	2,935,000	2,707,538
7.875% 6/15/12	12,780,000	12,077,100
El Paso Energy Corp.:
6.75% 5/15/09	7,925,000	7,558,469
6.95% 12/15/07	3,690,000	3,547,013
7.375% 12/15/12	955,000	877,406
7.8% 8/1/31	1,420,000	1,192,800
8.05% 10/15/30	1,750,000	1,520,313

	Principal Amount	Value (Note 1)
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	$ 3,754,000	$ 4,223,250
El Paso Production Holding Co. 7.75% 6/1/13 (f)	2,700,000	2,652,750
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	1,260,000	1,272,600
Grant Prideco, Inc.:
9% 12/15/09	930,000	1,020,675
9.625% 12/1/07	3,220,000	3,590,300
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp.:
8.5% 6/1/10	2,860,000	3,260,400
10.625% 12/1/12	919,000	1,139,560
Hanover Compressor Co.:
0% 3/31/07	4,010,000	2,947,350
8.625% 12/15/10	1,450,000	1,511,625
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (f)	5,810,000	6,318,375
Key Energy Services, Inc. 8.375% 3/1/08	9,300,000	9,974,250
Northwest Pipeline Corp. 6.625% 12/1/07	1,655,000	1,671,550
Nuevo Energy Co. 9.5% 6/1/08	1,141,000	1,198,050
OMI Corp. 7.625% 12/1/13 (f)	2,100,000	2,110,500
Pecom Energia SA 9% 5/1/09 (Reg. S)	4,000,000	4,150,000
Petrobras International Finance Co. Ltd. 8.375% 12/10/18	6,005,000	6,162,631
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	7,725,000	8,478,188
Range Resources Corp. 7.375% 7/15/13	7,880,000	7,880,000
SESI LLC 8.875% 5/15/11	740,000	795,500
Sonat, Inc.:
6.625% 2/1/08	3,000,000	2,752,500
6.75% 10/1/07	1,290,000	1,212,600
7.625% 7/15/11	8,590,000	7,956,488
Teekay Shipping Corp. 8.875% 7/15/11	23,723,000	26,925,605
The Coastal Corp.:
6.375% 2/1/09	4,500,000	4,016,250
6.5% 5/15/06	4,430,000	4,241,725
6.5% 6/1/08	10,765,000	9,782,694
6.95% 6/1/28	245,000	191,406
7.5% 8/15/06	23,220,000	22,552,425
7.625% 9/1/08	1,955,000	1,876,800
7.75% 6/15/10	14,424,000	13,612,650
7.75% 10/15/35	1,295,000	1,087,800
Western Oil Sands, Inc. 8.375% 5/1/12	250,000	285,625
Williams Companies, Inc.:
6.75% 1/15/06	3,620,000	3,728,600
7.125% 9/1/11	8,560,000	9,052,200
7.875% 9/1/21	3,995,000	4,219,719
8.125% 3/15/12	7,210,000	7,931,000
		259,094,578
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Environmental - 1.6%
Allied Waste North America, Inc.:
7.875% 1/1/09	$ 4,378,000	$ 4,553,120
7.875% 4/15/13	1,535,000	1,661,638
8.5% 12/1/08	9,090,000	10,089,900
8.875% 4/1/08	3,080,000	3,434,200
9.25% 9/1/12	6,685,000	7,554,050
Nalco Co.:
7.75% 11/15/11 (f)	3,030,000	3,219,375
8.875% 11/15/13 (f)	3,090,000	3,275,400
		33,787,683
Food and Drug Retail - 2.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	9,015,000	8,936,119
6.875% 5/1/29	1,790,000	1,593,100
8.25% 7/15/10	10,305,000	11,013,469
Rite Aid Corp.:
6.875% 8/15/13	6,505,000	6,179,750
9.25% 6/1/13	8,655,000	9,260,850
9.5% 2/15/11	2,695,000	3,045,350
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	3,135,000	2,899,875
		42,928,513
Food/Beverage/Tobacco - 1.4%
Del Monte Corp. 9.25% 5/15/11	4,500,000	4,950,000
Delaware Monte Corp. 8.625% 12/15/12	2,530,000	2,783,000
Doane Pet Care Co. 9.75% 5/15/07	3,466,000	3,119,400
Dole Food Co., Inc. 7.25% 6/15/10	7,050,000	7,296,750
Michael Foods, Inc. 8% 11/15/13 (f)	1,330,000	1,389,850
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	4,680,000	4,820,400
Smithfield Foods, Inc. 7.75% 5/15/13	1,545,000	1,629,975
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	2,665,000	2,758,275
		28,747,650
Gaming - 2.8%
Bally Total Fitness Holding Corp. 10.5% 7/15/11	685,000	691,850
Boyd Gaming Corp.:
7.75% 12/15/12	1,660,000	1,776,200
8.75% 4/15/12	1,660,000	1,826,000
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	2,735,000	3,227,300
Chumash Casino & Resort Enterprise 9.25% 7/15/10 (e)(f)	2,200,000	2,420,000
Circus Circus Enterprises, Inc. 7.625% 7/15/13	1,765,000	1,879,725
Herbst Gaming, Inc. 10.75% 9/1/08	2,040,000	2,295,000
Mandalay Resort Group 9.375% 2/15/10	1,760,000	2,050,400
MTR Gaming Group, Inc. 9.75% 4/1/10	2,000,000	2,140,000

	Principal Amount	Value (Note 1)
Park Place Entertainment Corp. 7.875% 3/15/10	$ 2,800,000	$ 3,090,500
Penn National Gaming, Inc.:
6.875% 12/1/11 (f)	7,240,000	7,185,700
8.875% 3/15/10	7,195,000	7,806,575
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	7,485,000	8,158,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	6,245,000	7,212,975
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,675,000	6,100,625
		57,861,500
Healthcare - 3.1%
AmeriPath, Inc. 10.5% 4/1/13	7,410,000	8,002,800
AmerisourceBergen Corp. 7.25% 11/15/12	5,710,000	6,052,600
Concentra Operating Corp. 9.5% 8/15/10	3,370,000	3,639,600
Fisher Scientific International, Inc. 8% 9/1/13	3,480,000	3,723,600
Genesis HealthCare Corp. 8% 10/15/13 (f)	3,090,000	3,213,600
HCA, Inc. 6.3% 10/1/12	8,190,000	8,415,225
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	3,440,000	3,594,800
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	2,950,000	2,986,875
PacifiCare Health Systems, Inc. 10.75% 6/1/09	5,205,000	6,193,950
Psychiatric Solutions, Inc. 10.625% 6/15/13	6,335,000	7,126,875
Senior Housing Properties Trust:
7.875% 4/15/15	2,320,000	2,436,000
8.625% 1/15/12	8,870,000	9,668,300
		65,054,225
Homebuilding/Real Estate - 3.7%
Beazer Homes USA, Inc.:
6.5% 11/15/13 (f)	5,070,000	5,057,325
8.625% 5/15/11	6,775,000	7,469,438
D.R. Horton, Inc. 6.875% 5/1/13	2,720,000	2,910,400
FIMEP SA 10.5% 2/15/13	12,815,000	14,897,438
iStar Financial, Inc. 6.5% 12/15/13	5,500,000	5,582,500
K. Hovnanian Enterprises, Inc.:
6.5% 1/15/14	6,620,000	6,620,000
7.75% 5/15/13	1,500,000	1,578,750
8.875% 4/1/12	2,040,000	2,193,000
KB Home 7.75% 2/1/10	2,025,000	2,136,375
LNR Property Corp.:
7.25% 10/15/13 (f)	8,560,000	8,774,000
7.625% 7/15/13	1,930,000	2,007,200
Standard Pacific Corp.:
6.5% 10/1/08	2,510,000	2,585,300
6.875% 5/15/11	4,645,000	4,784,350
7.75% 3/15/13	1,640,000	1,746,600
9.25% 4/15/12	2,295,000	2,558,925
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
Technical Olympic USA, Inc. 10.375% 7/1/12	$ 3,280,000	$ 3,706,400
WCI Communities, Inc. 7.875% 10/1/13 (f)	2,480,000	2,616,400
		77,224,401
Hotels - 2.2%
Hilton Hotels Corp.:
7.625% 12/1/12	3,630,000	4,083,750
8.25% 2/15/11	5,530,000	6,373,325
Host Marriott LP:
7.125% 11/1/13 (f)	5,710,000	5,852,750
9.25% 10/1/07	5,000,000	5,562,500
ITT Corp. 7.375% 11/15/15	9,110,000	9,724,925
La Quinta Properties, Inc. 8.875% 3/15/11	7,980,000	8,817,900
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/1/12	4,155,000	4,653,600
		45,068,750
Insurance - 0.3%
Crum & Forster Holdings Corp. 10.375% 6/15/13 (f)	5,255,000	5,754,225
Leisure - 2.9%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	4,755,000	4,291,388
Premier Parks, Inc. 9.75% 6/15/07	16,100,000	16,921,100
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	5,500,000	5,527,500
Six Flags, Inc.:
8.875% 2/1/10	2,915,000	2,991,519
9.75% 4/15/13	2,780,000	2,919,000
Town Sports International, Inc. 9.625% 4/15/11	8,245,000	8,883,988
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	16,860,000	19,684,050
		61,218,545
Metals/Mining - 2.1%
Arch Western Finance LLC 6.75% 7/1/13 (f)	10,135,000	10,337,700
Compass Minerals International, Inc. 0% 12/15/12 (d)	5,940,000	4,692,600
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10	10,025,000	11,528,750
Massey Energy Co. 6.625% 11/15/10 (f)	2,780,000	2,842,550
Peabody Energy Corp. 6.875% 3/15/13	7,440,000	7,867,800
Salt Holdings Corp., Inc. 0% 6/1/13 (d)(f)	9,470,000	6,534,300
		43,803,700
Paper - 3.4%
Boise Cascade Corp.:
6.5% 11/1/10	6,645,000	6,910,800
7% 11/1/13	3,700,000	3,866,500

	Principal Amount	Value (Note 1)
Buckeye Technologies, Inc. 8.5% 10/1/13	$ 2,890,000	$ 3,063,400
Georgia-Pacific Corp.:
8% 1/15/24 (f)	7,340,000	7,486,800
8.125% 5/15/11	3,460,000	3,810,325
8.875% 5/15/31	4,395,000	4,790,550
9.125% 7/1/22	1,495,000	1,545,456
9.625% 3/15/22	11,375,000	11,830,000
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	1,190,000	1,234,625
Norske Skog Canada Ltd. 8.625% 6/15/11	11,450,000	11,908,000
Stone Container Corp.:
8.375% 7/1/12	11,485,000	12,518,650
9.75% 2/1/11	2,525,000	2,777,500
		71,742,606
Publishing/Printing - 1.9%
American Color Graphics, Inc. 10% 6/15/10	7,530,000	7,661,775
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	2,120,000	2,363,800
9.875% 8/15/13 (f)	2,630,000	3,037,650
Dex Media, Inc.:
0% 11/15/13 (d)(f)	4,285,000	2,999,500
8% 11/15/13 (f)	4,465,000	4,688,250
Moore North America Finance, Inc. 7.875% 1/15/11 (f)	2,775,000	3,149,625
PEI Holdings, Inc. 11% 3/15/10	10,505,000	12,185,800
Vertis, Inc. 9.75% 4/1/09	3,030,000	3,287,550
		39,373,950
Railroad - 1.5%
Kansas City Southern Railway Co.:
7.5% 6/15/09	10,260,000	10,516,500
9.5% 10/1/08	590,000	640,150
TFM SA de CV yankee:
10.25% 6/15/07	4,080,000	4,284,000
11.75% 6/15/09	14,915,000	15,250,588
		30,691,238
Restaurants - 0.2%
Friendly Ice Cream Corp. 10.5% 12/1/07	4,850,000	5,025,813
Services - 1.4%
Iron Mountain, Inc.:
6.625% 1/1/16	11,705,000	11,412,375
8.25% 7/1/11	520,000	542,100
8.625% 4/1/13	3,035,000	3,292,975
JohnsonDiversey, Inc. 9.625% 5/15/12	400,000	446,000
United Rentals North America, Inc.:
7.75% 11/15/13 (f)	3,980,000	4,059,600
10.75% 4/15/08	1,645,000	1,842,400
Worldspan LP 9.625% 6/15/11 (f)	7,470,000	7,731,450
		29,326,900
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Shipping - 1.5%
General Maritime Corp. 10% 3/15/13	$ 6,975,000	$ 7,881,750
Overseas Shipholding Group, Inc. 8.25% 3/15/13	3,700,000	3,959,000
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	2,730,000	2,852,850
Ship Finance International Ltd. 8.5% 12/15/13 (f)	15,945,000	15,945,000
		30,638,600
Steels - 1.6%
California Steel Industries, Inc. 8.5% 4/1/09	5,340,000	5,600,325
CSN Islands VII Corp. 10.75% 9/12/08 (f)	5,755,000	6,344,888
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	3,920,000	4,027,800
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	10,465,000	11,694,638
Steel Dynamics, Inc.:
9.5% 3/15/09	1,295,000	1,424,500
9.5% 3/15/09 (f)	3,190,000	3,509,000
		32,601,151
Super Retail - 1.5%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	3,910,000	3,929,550
9% 6/15/12	8,545,000	9,057,700
AutoNation, Inc. 9% 8/1/08	3,225,000	3,692,625
Barneys, Inc. 9% 4/1/08	5,020,000	4,819,200
J. Crew Intermediate LLC 0% 5/15/08 (d)	6,875,000	5,293,750
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	3,750,000	3,975,000
		30,767,825
Technology - 4.7%
AMI Semiconductor, Inc. 10.75% 2/1/13	2,147,000	2,554,930
Amkor Technology, Inc.:
7.75% 5/15/13	9,125,000	9,809,375
10.5% 5/1/09	145,000	155,513
Flextronics International Ltd. 6.5% 5/15/13	14,845,000	15,141,900
General Cable Corp. 9.5% 11/15/10 (f)	1,340,000	1,447,200
Ingram Micro, Inc. 9.875% 8/15/08	1,805,000	2,012,575
IOS Capital LLC 7.25% 6/30/08	6,710,000	7,162,925
Micron Technology, Inc. 6.5% 9/30/05 (h)	1,000,000	995,000
Nortel Networks Corp. 6.125% 2/15/06	2,675,000	2,701,750
PerkinElmer, Inc. 8.875% 1/15/13	6,870,000	7,814,625
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	3,335,000	3,585,125
Seagate Technology HDD Holdings 8% 5/15/09	6,050,000	6,594,500

	Principal Amount	Value (Note 1)
Semiconductor Note Partners Trust 0% 8/4/11 (f)	$ 1,460,000	$ 1,569,500
Solectron Corp.:
7.375% 3/1/06	1,700,000	1,763,750
9.625% 2/15/09	3,525,000	3,939,188
Viasystems, Inc. 10.5% 1/15/11 (f)	4,030,000	4,312,100
Xerox Capital Trust I 8% 2/1/27	2,840,000	2,790,300
Xerox Corp.:
7.125% 6/15/10	7,140,000	7,586,250
7.2% 4/1/16	2,080,000	2,100,800
7.625% 6/15/13	12,590,000	13,471,300
		97,508,606
Telecommunications - 10.8%
ACC Escrow Corp. 10% 8/1/11 (f)	4,000,000	4,420,000
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	2,160,000	2,278,800
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	2,480,000	2,635,000
Crown Castle International Corp.:
7.5% 12/1/13 (f)	3,900,000	3,939,000
7.5% 12/1/13 (f)	5,500,000	5,555,000
9.375% 8/1/11	5,900,000	6,519,500
9.5% 8/1/11	700,000	763,000
Dobson Communications Corp. 8.875% 10/1/13	7,220,000	7,364,400
Innova S. de R.L. 9.375% 9/19/13 (f)	4,375,000	4,506,250
Level 3 Communications, Inc. 9.125% 5/1/08	5,865,000	5,366,475
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	4,165,000	4,414,900
MCI Communications Corp.:
6.5% 4/15/10 (c)	6,205,000	5,057,075
6.95% 8/15/06 (c)	505,000	411,575
7.75% 3/15/24 (c)	3,495,000	2,830,950
7.75% 3/23/25 (c)	5,915,000	4,776,363
8.25% 1/20/23 (c)	1,605,000	1,292,025
Millicom International Cellular SA 10% 12/1/13 (f)	7,895,000	8,289,750
Mobile Telesystems Finance SA 8.375% 10/14/10 (f)	2,730,000	2,798,250
Nextel Communications, Inc.:
6.875% 10/31/13	12,955,000	13,667,525
7.375% 8/1/15	9,960,000	10,657,200
Qwest Capital Funding, Inc. 7% 8/3/09	4,725,000	4,630,500
Qwest Corp. 9.125% 3/15/12 (e)(f)	14,845,000	17,034,638
Qwest Services Corp.:
13% 12/15/07 (f)	5,000,000	5,850,000
13.5% 12/15/10 (f)	31,285,000	37,854,829
14% 12/15/14 (f)	20,730,000	26,327,100
Rogers Wireless, Inc. 9.625% 5/1/11	7,345,000	8,740,550
SBA Communication Corp./SBA Telcommunications, Inc. 0% 12/15/11 (d)(f)	2,580,000	1,831,800
SBA Communications Corp. 12% 3/1/08	812,000	876,960
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
Triton PCS, Inc.:
8.75% 11/15/11	$ 8,480,000	$ 8,289,200
9.375% 2/1/11	11,635,000	11,693,175
U.S. West Capital Funding, Inc. 6.375% 7/15/08	3,145,000	3,058,513
U.S. West Communications 7.2% 11/10/26	2,705,000	2,650,900
		226,381,203
Textiles & Apparel - 0.3%
Russell Corp. 9.25% 5/1/10	6,485,000	6,711,975
The William Carter Co. 10.875% 8/15/11	150,000	173,250
		6,885,225
TOTAL NONCONVERTIBLE BONDS		1,946,378,188
TOTAL CORPORATE BONDS (Cost $1,815,728,283)		1,954,422,188
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9765% 4/25/21 (f)(g) (Cost $239,308)	315,440	280,742
Common Stocks - 0.1%
	Shares
Diversified Financial Services - 0.0%
ECM Corp. LP (f)	3,000	258,000
Homebuilding/Real Estate - 0.1%
Swerdlow Real Estate Group LLC (h)	159,600	1,566,155
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	5,020	100,400
Technology - 0.0%
Ampex Corp. Class A (a)	2,840	1,931
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B	48,889	735,291
TOTAL COMMON STOCKS (Cost $5,812,780)		2,661,777
Preferred Stocks - 1.5%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.4%
Telecommunications - 0.4%
Crown Castle International Corp. 6.25% PIERS	187,100	$ 7,951,750
Nonconvertible Preferred Stocks - 1.1%
Banks and Thrifts - 0.1%
Chevy Chase Bank FSB Series C, 8.00%	45,100	1,294,370
Broadcasting - 0.0%
Granite Broadcasting Corp. 12.75% pay-in-kind (a)	580	377,000
Cable TV - 0.8%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	110,124	11,728,206
Series H, 11.75%	37,350	3,977,775
NTL Europe, Inc. Series A, 10.00%	377	3,016
		15,708,997
Chemicals - 0.0%
NOVA Chemicals Corp. 9.50%	19,110	481,954
Diversified Financial Services - 0.2%
American Annuity Group Capital Trust II 8.875% (a)	5,210	5,207,656
TOTAL NONCONVERTIBLE PREFERRED STOCKS		23,069,977
TOTAL PREFERRED STOCKS (Cost $29,778,802)		31,021,727
Floating Rate Loans - 1.4%
	Principal Amount
Cable TV - 1.0%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (g)	$ 7,000,000	6,510,000
Olympus Cable Holdings LLC:
Tranche A term loan 5.25% 6/30/10 (g)	5,500,000	5,115,000
Tranche B term loan 6% 9/30/10 (g)	10,350,000	9,858,375
		21,483,375
Floating Rate Loans - continued
	Principal Amount	Value (Note 1)
Hotels - 0.4%
Wyndham International, Inc. term loan:
5.9375% 6/30/06 (g)	$ 4,325,748	$ 4,077,018
6.9375% 4/1/06 (g)	3,487,434	3,347,936
		7,424,954
TOTAL FLOATING RATE LOANS (Cost $26,606,629)		28,908,329
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $57,049,105)	57,049,105	57,049,105
Cash Equivalents - 0.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 0.83%, dated 12/31/03 due 1/2/04) (Cost $12,810,000)	$ 12,810,594	12,810,000
TOTAL INVESTMENT PORTFOLIO -100.0% (Cost $1,948,024,907)		2,087,153,868
NET OTHER ASSETS - 0.0%		870,997
NET ASSETS - 100%		$ 2,088,024,865
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $517,625,237 or 24.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,561,155 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	10/7/03	$ 996,250
Swerdlow Real Estate Group LLC	1/15/99	$ 7,697,348
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,569,542,223 and $2,196,369,102, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,653 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,782,250. The weighted average interest rate was 1.2%. Interest expense includes $769 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.5%
Canada	2.9%
France	2.2%
Marshall Islands	1.7%
Mexico	1.3%
Luxembourg	1.2%
Others (individually less than 1%)	3.2%
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $28,908,329 or 1.4% of net assets.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $1,222,565,000 of which $361,530,000, $772,554,000 and $88,481,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $12,810,000) (cost $1,948,024,907) - See accompanying schedule		$ 2,087,153,868
Cash		49,616
Receivable for investments sold		2,892
Receivable for fund shares sold		460,686
Dividends receivable		681,826
Interest receivable		36,418,451
Prepaid expenses		11,520
Other receivables		80
Total assets		2,124,778,939

Liabilities
Payable for investments purchased	$ 30,200,574
Payable for fund shares redeemed	5,258,602
Accrued management fee	995,367
Distribution fees payable	49,846
Other affiliated payables	163,708
Other payables and accrued expenses	85,977
Total liabilities		36,754,074

Net Assets		$ 2,088,024,865
Net Assets consist of:
Paid in capital		$ 3,008,137,152
Undistributed net investment income		164,989,590
Accumulated undistributed net realized gain (loss) on investments		(1,224,231,345)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		139,129,468
Net Assets		$ 2,088,024,865
Initial Class: Net Asset Value, offering price and redemption price per share ($1,593,714,435÷ 229,367,166 shares)		$ 6.95

Service Class: Net Asset Value, offering price and redemption price per share ($417,927,748 ÷ 60,416,498 shares)		$ 6.92

Service Class 2: Net Asset Value, offering price and redemption price per share ($76,382,682 ÷ 11,121,053 shares)		$ 6.87

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 4,000,199
Interest		156,444,158
Total income		160,444,357

Expenses
Management fee	$ 10,376,381
Transfer agent fees	1,252,363
Distribution fees	478,615
Accounting fees and expenses	512,085
Non-interested trustees' compensation	9,383
Custodian fees and expenses	61,560
Audit	82,442
Legal	21,889
Interest	769
Miscellaneous	108,364
Total expenses before reductions	12,903,851
Expense reductions	(19,689)	12,884,162
Net investment income (loss)		147,560,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		93,505,636
Change in net unrealized appreciation (depreciation) on: Investment securities	182,813,064
Assets and liabilities in foreign currencies	308
Total change in net unrealized appreciation (depreciation)		182,813,372
Net gain (loss)		276,319,008
Net increase (decrease) in net assets resulting from operations		$ 423,879,203

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 147,560,195	$ 118,831,777
Net realized gain (loss)	93,505,636	(126,983,382)
Change in net unrealized appreciation (depreciation)	182,813,372	58,036,531
Net increase (decrease) in net assets resulting from operations	423,879,203	49,884,926
Distributions to shareholders from net investment income	(110,937,981)	(146,986,706)
Share transactions - net increase (decrease)	336,533,161	83,855,103
Total increase (decrease) in net assets	649,474,383	(13,246,677)

Net Assets
Beginning of period	1,438,550,482	1,451,797,159
End of period (including undistributed net investment income of $164,989,590 and undistributed net investment income of $171,722,555, respectively)	$ 2,088,024,865	$ 1,438,550,482
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	187,111,620	59,201,139	17,709,351
Reinvested	15,863,052	3,574,368	424,961
Redeemed	(166,651,099)	(46,461,897)	(12,553,214)
Net increase (decrease)	36,323,573	16,313,610	5,581,098

Dollars Sold	$ 1,162,830,605	$ 370,826,801	$ 111,025,684
Reinvested	88,674,463	19,909,232	2,354,286
Redeemed	(1,045,910,689)	(293,649,573)	(79,527,648)
Net increase (decrease)	$ 205,594,379	$ 97,086,460	$ 33,852,322

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	161,830,537	33,051,621	6,046,991
Reinvested	21,420,774	4,185,869	334,655
Redeemed	(177,635,347)	(29,816,724)	(3,438,673)
Net increase (decrease)	5,615,964	7,420,766	2,942,973

Dollars Sold	$ 928,948,274	$ 187,453,912	$ 33,996,291
Reinvested	121,455,787	23,650,162	1,880,757
Redeemed	(1,024,045,741)	(170,105,252)	(19,379,087)
Net increase (decrease)	$ 26,358,320	$ 40,998,822	$ 16,497,961

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 88,674,463	$ 19,909,232	$ 2,354,286
From net realized gain	-	-	-
Total	$ 88,674,463	$ 19,909,232	$ 2,354,286
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 121,455,786	$ 23,650,162	$ 1,880,758
From net realized gain	-	-	-
Total	$ 121,455,786	$ 23,650,162	$ 1,880,758

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 6.41	$ 8.18	$ 11.32	$ 11.53
Income from Investment Operations
Net investment income (loss) C	.520	.496 F	.774 E,F	1.123	1.095
Net realized and unrealized gain (loss)	.980	(.306) F	(1.544) E,F	(3.513)	(.195)
Total from investment operations	1.500	.190	(.770)	(2.390)	.900
Distributions from net investment income	(.480)	(.670)	(1.000)	(.750)	(1.075)
Distributions from net realized gain	-	-	-	-	(.030)
Distributions in excess of net realized gain	-	-	-	-	(.005)
Total distributions	(.480)	(.670)	(1.000)	(.750)	(1.110)
Net asset value, end of period	$ 6.95	$ 5.93	$ 6.41	$ 8.18	$ 11.32
Total Return A,B	27.26%	3.44%	(11.73) %	(22.54) %	8.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.70%	.71%	.68%	.69%
Expenses net of voluntary waivers, if any	.69%	.70%	.71%	.68%	.69%
Expenses net of all reductions	.69%	.70%	.70%	.68%	.69%
Net investment income (loss)	8.25%	8.65% F	11.00% E,F	11.38%	9.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,593,714	$ 1,145,562	$ 1,201,085	$ 1,467,250	$ 2,257,610
Portfolio turnover rate	130%	96%	138%	68%	82%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change. F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the years ended December 31, 2002 and 2001 have been reclassified from what was previously reported. The impact of this change for the years ended December 31, 2002 and 2001 was a decrease to net investment income of $0.017 and $0.075 per share with a corresponding increase to net realized and unrealized gain (loss) per share, respectively. The ratio of net investment income to average net assets decreased from 8.95% and 12.08% to 8.65% and 11.00%, respectively. The reclassification has no impact on the net assets of the fund.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 5.91	$ 6.38	$ 8.15	$ 11.29	$ 11.52
Income from Investment Operations
Net investment income (loss) C	.513	.488 F	.758 E,F	1.102	1.074
Net realized and unrealized gain (loss)	.967	(.288) F	(1.538) E,F	(3.502)	(.194)
Total from investment operations	1.480	.200	(.780)	(2.400)	.880
Distributions from net investment income	(.470)	(.670)	(.990)	(.740)	(1.075)
Distributions from net realized gain	-	-	-	-	(.030)
Distributions in excess of net realized gain	-	-	-	-	(.005)
Total distributions	(.470)	(.670)	(.990)	(.740)	(1.110)
Net asset value, end of period	$ 6.92	$ 5.91	$ 6.38	$ 8.15	$ 11.29
Total Return A,B	26.97%	3.62%	(11.90) %	(22.68) %	8.08%
Ratios to Average Net Assets D
Expenses before expense reductions	.79%	.80%	.81%	.78%	.79%
Expenses net of voluntary waivers, if any	.79%	.80%	.81%	.78%	.79%
Expenses net of all reductions	.79%	.80%	.81%	.78%	.79%
Net investment income (loss)	8.15%	8.55% F	10.90% F	11.28%	9.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 417,928	$ 260,489	$ 234,204	$ 227,549	$ 253,972
Portfolio turnover rate	130%	96%	138%	68%	82%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change. F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the years ended December 31, 2002 and 2001 have been reclassified from what was previously reported. The impact of this change for the years ended December 31, 2002 and 2001 was a decrease to net investment income of $0.017 and $0.075 per share with a corresponding increase to net realized and unrealized gain (loss) per share, respectively. The ratio of net investment income to average net assets decreased from 8.85% and 11.97% to 8.55% and 10.90%, respectively. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.87	$ 6.36	$ 8.13	$ 11.14
Income from Investment Operations
Net investment income (loss) E	.501	.472 I	.716 H,I	.936
Net realized and unrealized gain (loss)	.959	(.292) I	(1.496) H,I	(3.206)
Total from investment operations	1.460	.180	(.780)	(2.270)
Distributions from net investment income	(.460)	(.670)	(.990)	(.740)
Net asset value, end of period	$ 6.87	$ 5.87	$ 6.36	$ 8.13
Total Return B,C,D	26.75%	3.30%	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.97%	.98%	1.01% A
Expenses net of voluntary waivers, if any	.95%	.97%	.98%	1.01% A
Expenses net of all reductions	.95%	.97%	.98%	1.01% A
Net investment income (loss)	7.99%	8.38% I	10.73% H,I	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,383	$ 32,499	$ 16,508	$ 4,742
Portfolio turnover rate	130%	96%	138%	68%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change. I As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the years ended December 31, 2002 and 2001 have been reclassified from what was previously reported. The impact of this change for the years ended December 31, 2002 and 2001 was a decrease to net investment income of $0.017 and $0.072 per share with a corresponding increase to net realized and unrealized gain (loss) per share, respectively. The ratio of net investment income to average net assets decreased from 8.68% and 11.81% to 8.38% and 10.73%, respectively. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Initial Class	28.41%	-0.83%	10.77%
Fidelity VIP: Index 500 - Service ClassA	28.27%	-0.90%	10.73%
Fidelity VIP: Index 500 - Service Class 2B	28.09%	-1.02%	10.66%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Management's Discussion of Fund Performance

Comments from Jacques Perold, Portfolio Manager of Fidelity® Variable Insurance Products: Index 500 Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12 months that ended December 31, 2003, the fund's performance was in line with the Standard & Poor's 500 Index, which rose 28.69%. The fund beat its peer group, the LipperSM Variable Annuity S&P 500 Index Objective Funds Average, which rose 27.96%. As demand for computer chips and memory recovered, semiconductor maker Intel saw its revenues and earnings increase. Other technology stocks also had a significant positive impact on the fund's performance. For example, Cisco Systems, the dominant name in networking, saw its stock rise as investors anticipated continued strengthening in technology demand. IBM, the world's largest seller of computer equipment and technology services, benefited from an increasingly favorable environment for technology consulting. In the financial sector, Citigroup and J.P. Morgan Chase saw their financial outlooks improve along with the performance of the stock market. On the negative side, investors tended to avoid health care and other defensive stocks because they believed better growth opportunities could be found elsewhere in the market. Schering-Plough was hurt by concerns that the company may not be able to replace revenue it once received from Claritin, its popular allergy drug now sold over the counter. A second drug company, Merck, was the largest detractor from the index during the period. Investors noted that the company's most important products would soon lose their patent protection, and that the company had few new drugs in its pipeline to pick up the slack. In the telecommunication services industry, Verizon Communications, the largest provider of local phone service in the United States, was hurt by an ongoing decline in revenues as well as expenses associated with a new labor contract implemented during the year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2003
% of fund's net assets
General Electric Co.	3.0
Microsoft Corp.	2.9
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.6
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.2
Intel Corp.	2.0
American International Group, Inc.	1.7
Cisco Systems, Inc.	1.6
International Business Machines Corp.	1.5
22.5
Market Sectors as of December 31, 2003
% of fund's net assets
Financials	20.5
Information Technology	17.6
Health Care	13.2
Consumer Discretionary	11.2
Consumer Staples	10.9
Industrials	10.8
Energy	5.8
Telecommunication Services	3.5
Materials	3.0
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,185	$ 474,315
Dana Corp.	44,651	819,346
Delphi Corp.	168,336	1,718,711
Goodyear Tire & Rubber Co.	52,675	414,026
Johnson Controls, Inc.	27,135	3,150,916
Visteon Corp.	39,279	408,894
		6,986,208
Automobiles - 0.7%
Ford Motor Co.	550,121	8,801,936
General Motors Corp.	168,473	8,996,458
Harley-Davidson, Inc.	91,025	4,326,418
		22,124,812
Distributors - 0.1%
Genuine Parts Co.	52,267	1,735,264
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp. unit	189,252	7,518,982
Darden Restaurants, Inc.	49,531	1,042,132
Harrah's Entertainment, Inc.	33,188	1,651,767
Hilton Hotels Corp.	113,984	1,952,546
International Game Technology	104,018	3,713,443
Marriott International, Inc. Class A	69,473	3,209,653
McDonald's Corp.	381,309	9,467,902
Starbucks Corp. (a)	117,498	3,884,484
Starwood Hotels & Resorts Worldwide, Inc. unit	60,763	2,185,645
Wendy's International, Inc.	34,231	1,343,224
Yum! Brands, Inc. (a)	88,376	3,040,134
		39,009,912
Household Durables - 0.5%
American Greetings Corp. Class A (a)	19,968	436,700
Black & Decker Corp.	23,355	1,151,869
Centex Corp.	18,675	2,010,364
Fortune Brands, Inc.	43,825	3,133,049
KB Home	13,926	1,009,914
Leggett & Platt, Inc.	57,666	1,247,316
Maytag Corp.	23,600	657,260
Newell Rubbermaid, Inc.	82,441	1,877,182
Pulte Homes, Inc.	18,643	1,745,358
Snap-On, Inc.	17,505	564,361
The Stanley Works	24,352	922,210
Tupperware Corp.	17,557	304,438
Whirlpool Corp.	20,928	1,520,419
		16,580,440
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	194,081	12,535,692
Leisure Equipment & Products - 0.2%
Brunswick Corp.	27,497	875,230
Eastman Kodak Co.	86,099	2,210,161

	Shares	Value (Note 1)
Hasbro, Inc.	52,422	$ 1,115,540
Mattel, Inc.	129,156	2,488,836
		6,689,767
Media - 4.1%
Clear Channel Communications, Inc.	184,946	8,661,021
Comcast Corp. Class A (a)	676,273	22,229,094
Dow Jones & Co., Inc.	24,506	1,221,624
Gannett Co., Inc.	81,438	7,261,012
Interpublic Group of Companies, Inc.	124,574	1,943,354
Knight-Ridder, Inc.	24,004	1,857,189
McGraw-Hill Companies, Inc.	57,565	4,024,945
Meredith Corp.	15,072	735,664
Omnicom Group, Inc.	57,084	4,985,146
The New York Times Co. Class A	44,751	2,138,650
Time Warner, Inc. (a)	1,358,520	24,439,775
Tribune Co.	93,813	4,840,751
Univision Communications, Inc. Class A (a)	96,893	3,845,683
Viacom, Inc. Class B (non-vtg.)	525,545	23,323,687
Walt Disney Co.	614,512	14,336,565
		125,844,160
Multiline Retail - 1.0%
Big Lots, Inc. (a)	35,120	499,055
Dillard's, Inc. Class A	25,025	411,912
Dollar General Corp.	101,252	2,125,279
Family Dollar Stores, Inc.	51,802	1,858,656
Federated Department Stores, Inc.	54,317	2,559,960
JCPenney Co., Inc.	82,028	2,155,696
Kohl's Corp. (a)	102,153	4,590,756
Nordstrom, Inc.	41,291	1,416,281
Sears, Roebuck & Co.	76,259	3,469,022
Target Corp.	273,841	10,515,494
The May Department Stores Co.	86,702	2,520,427
		32,122,538
Specialty Retail - 2.4%
AutoNation, Inc. (a)	82,644	1,518,170
AutoZone, Inc. (a)	26,667	2,272,295
Bed Bath & Beyond, Inc. (a)	88,964	3,856,589
Best Buy Co., Inc.	97,231	5,079,347
Boise Cascade Corp.	25,979	853,670
Circuit City Stores, Inc.	62,931	637,491
Gap, Inc.	269,146	6,246,879
Home Depot, Inc.	683,569	24,259,864
Limited Brands, Inc.	155,235	2,798,887
Lowe's Companies, Inc.	236,253	13,086,054
Office Depot, Inc. (a)	94,080	1,572,077
RadioShack Corp.	49,306	1,512,708
Sherwin-Williams Co.	43,797	1,521,508
Staples, Inc. (a)	148,763	4,061,230
Tiffany & Co., Inc.	44,055	1,991,286
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	151,205	$ 3,334,070
Toys 'R' Us, Inc. (a)	64,139	810,717
		75,412,842
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc.	37,957	1,337,225
Liz Claiborne, Inc.	32,786	1,162,592
NIKE, Inc. Class B	78,842	5,397,523
Reebok International Ltd.	17,693	695,689
VF Corp.	32,466	1,403,830
		9,996,859
TOTAL CONSUMER DISCRETIONARY		349,038,494
CONSUMER STAPLES - 10.9%
Beverages - 2.6%
Adolph Coors Co. Class B	10,937	613,566
Anheuser-Busch Companies, Inc.	244,788	12,895,432
Brown-Forman Corp. Class B (non-vtg.)	18,230	1,703,594
Coca-Cola Enterprises, Inc.	136,671	2,988,995
Pepsi Bottling Group, Inc.	78,949	1,908,987
PepsiCo, Inc.	515,782	24,045,757
The Coca-Cola Co.	736,536	37,379,202
		81,535,533
Food & Staples Retailing - 3.5%
Albertson's, Inc.	110,238	2,496,891
Costco Wholesale Corp. (a)	137,528	5,113,291
CVS Corp.	118,656	4,285,855
Kroger Co. (a)	223,858	4,143,612
Safeway, Inc. (a)	132,885	2,911,510
SUPERVALU, Inc.	40,286	1,151,777
Sysco Corp.	194,431	7,238,666
Wal-Mart Stores, Inc.	1,300,245	68,977,997
Walgreen Co.	308,013	11,205,513
Winn-Dixie Stores, Inc.	42,549	423,363
		107,948,475
Food Products - 1.2%
Archer-Daniels-Midland Co.	194,285	2,957,018
Campbell Soup Co.	123,285	3,304,038
ConAgra Foods, Inc.	161,315	4,257,103
General Mills, Inc.	112,176	5,081,573
H.J. Heinz Co.	105,716	3,851,234
Hershey Foods Corp.	39,093	3,009,770
Kellogg Co.	122,622	4,669,446
McCormick & Co., Inc. (non-vtg.)	41,708	1,255,411
Sara Lee Corp.	237,441	5,154,844
Wm. Wrigley Jr. Co.	67,526	3,795,636
		37,336,073
Household Products - 1.9%
Clorox Co.	63,402	3,078,801
Colgate-Palmolive Co.	161,409	8,078,520

	Shares	Value (Note 1)
Kimberly-Clark Corp.	151,560	$ 8,955,680
Procter & Gamble Co.	389,590	38,912,249
		59,025,250
Personal Products - 0.5%
Alberto-Culver Co. Class B	17,658	1,113,867
Avon Products, Inc.	71,057	4,795,637
Gillette Co.	303,963	11,164,561
		17,074,065
Tobacco - 1.2%
Altria Group, Inc.	610,248	33,209,696
RJ Reynolds Tobacco Holdings, Inc.	25,426	1,478,522
UST, Inc.	49,828	1,778,361
		36,466,579
TOTAL CONSUMER STAPLES		339,385,975
ENERGY - 5.8%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	100,602	3,235,360
BJ Services Co. (a)	47,555	1,707,225
Halliburton Co.	131,613	3,421,938
Nabors Industries Ltd. (a)	44,041	1,827,702
Noble Corp. (a)	40,195	1,438,177
Rowan Companies, Inc. (a)	28,260	654,784
Schlumberger Ltd. (NY Shares)	175,892	9,624,810
Transocean, Inc. (a)	96,109	2,307,577
		24,217,573
Oil & Gas - 5.0%
Amerada Hess Corp.	27,002	1,435,696
Anadarko Petroleum Corp.	75,380	3,845,134
Apache Corp.	48,683	3,948,191
Ashland, Inc.	20,611	908,121
Burlington Resources, Inc.	59,679	3,305,023
ChevronTexaco Corp.	321,160	27,745,012
ConocoPhillips	204,533	13,411,229
Devon Energy Corp.	69,870	4,000,756
EOG Resources, Inc.	34,577	1,596,420
Exxon Mobil Corp.	1,985,858	81,420,178
Kerr-McGee Corp.	30,299	1,408,601
Marathon Oil Corp.	93,211	3,084,352
Occidental Petroleum Corp.	115,707	4,887,464
Sunoco, Inc.	23,207	1,187,038
Unocal Corp.	77,800	2,865,374
		155,048,589
TOTAL ENERGY		179,266,162
FINANCIALS - 20.5%
Capital Markets - 3.7%
Bank of New York Co., Inc.	232,416	7,697,618
Bear Stearns Companies, Inc.	29,450	2,354,528
Charles Schwab Corp.	407,577	4,825,712
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Federated Investors, Inc. Class B (non-vtg.)	32,647	$ 958,516
Franklin Resources, Inc.	75,406	3,925,636
Goldman Sachs Group, Inc.	142,249	14,044,244
J.P. Morgan Chase & Co.	612,982	22,514,829
Janus Capital Group, Inc.	72,308	1,186,574
Lehman Brothers Holdings, Inc.	81,578	6,299,453
Mellon Financial Corp.	129,260	4,150,539
Merrill Lynch & Co., Inc.	284,008	16,657,069
Morgan Stanley	325,391	18,830,377
Northern Trust Corp.	66,203	3,073,143
State Street Corp.	100,412	5,229,457
T. Rowe Price Group, Inc.	37,411	1,773,656
		113,521,351
Commercial Banks - 6.3%
AmSouth Bancorp.	105,476	2,584,162
Bank of America Corp.	444,397	35,742,851
Bank One Corp.	335,871	15,312,359
BB&T Corp.	164,223	6,345,577
Charter One Financial, Inc.	66,887	2,310,946
Comerica, Inc.	52,685	2,953,521
Fifth Third Bancorp	170,956	10,103,500
First Tennessee National Corp.	37,708	1,662,923
FleetBoston Financial Corp.	320,433	13,986,900
Huntington Bancshares, Inc.	68,767	1,547,258
KeyCorp	125,928	3,692,209
Marshall & Ilsley Corp.	68,031	2,602,186
National City Corp.	182,642	6,198,869
North Fork Bancorp, Inc., New York	45,569	1,844,177
PNC Financial Services Group, Inc.	83,301	4,559,064
Regions Financial Corp.	66,748	2,483,026
SouthTrust Corp.	99,691	3,262,886
SunTrust Banks, Inc.	84,583	6,047,685
Synovus Financial Corp.	90,662	2,621,945
U.S. Bancorp, Delaware	579,475	17,256,766
Union Planters Corp.	56,651	1,783,940
Wachovia Corp.	397,711	18,529,355
Wells Fargo & Co.	508,356	29,937,085
Zions Bancorp	26,998	1,655,787
		195,024,977
Consumer Finance - 1.2%
American Express Co.	386,453	18,638,628
Capital One Financial Corp.	69,378	4,252,178
MBNA Corp.	383,866	9,539,070
Providian Financial Corp. (a)	87,197	1,014,973
SLM Corp.	135,447	5,103,643
		38,548,492
Diversified Financial Services - 2.6%
Citigroup, Inc.	1,549,880	75,231,175

	Shares	Value (Note 1)
Moody's Corp.	44,706	$ 2,706,948
Principal Financial Group, Inc.	97,033	3,208,881
		81,147,004
Insurance - 4.5%
ACE Ltd.	83,846	3,472,901
AFLAC, Inc.	154,075	5,574,434
Allstate Corp.	211,383	9,093,697
AMBAC Financial Group, Inc.	32,104	2,227,697
American International Group, Inc.	783,535	51,932,700
Aon Corp.	94,221	2,255,651
Cincinnati Financial Corp.	48,199	2,018,574
Hartford Financial Services Group, Inc.	84,996	5,017,314
Jefferson-Pilot Corp.	42,379	2,146,496
John Hancock Financial Services, Inc.	86,921	3,259,538
Lincoln National Corp.	53,474	2,158,745
Loews Corp.	55,716	2,755,156
Marsh & McLennan Companies, Inc.	159,306	7,629,164
MBIA, Inc.	43,302	2,564,777
MetLife, Inc.	228,384	7,689,689
Progressive Corp.	64,895	5,424,573
Prudential Financial, Inc.	162,389	6,782,989
SAFECO Corp.	41,630	1,620,656
St. Paul Companies, Inc.	64,448	2,555,363
The Chubb Corp.	56,416	3,841,930
Torchmark Corp.	34,003	1,548,497
Travelers Property Casualty Corp. Class B	311,391	5,284,305
UnumProvident Corp.	88,949	1,402,726
XL Capital Ltd. Class A	41,242	3,198,317
		141,455,889
Real Estate - 0.4%
Apartment Investment & Management Co. Class A	28,305	976,523
Equity Office Properties Trust	120,105	3,441,008
Equity Residential (SBI)	82,760	2,442,248
Plum Creek Timber Co., Inc.	54,979	1,674,111
ProLogis	54,056	1,734,657
Simon Property Group, Inc.	57,476	2,663,438
		12,931,985
Thrifts & Mortgage Finance - 1.8%
Countrywide Financial Corp.	55,317	4,195,794
Fannie Mae	291,929	21,912,191
Freddie Mac	209,019	12,189,988
Golden West Financial Corp., Delaware	45,645	4,710,108
MGIC Investment Corp.	29,578	1,684,171
Washington Mutual, Inc.	270,198	10,840,344
		55,532,596
TOTAL FINANCIALS		638,162,294
HEALTH CARE - 13.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	387,554	23,950,837
Biogen Idec, Inc. (a)	98,423	3,619,998
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
Chiron Corp. (a)	56,398	$ 3,214,122
Genzyme Corp. - General Division (a)	67,342	3,322,654
MedImmune, Inc. (a)	74,370	1,888,998
		35,996,609
Health Care Equipment & Supplies - 2.0%
Applera Corp. - Applied Biosystems Group	62,500	1,294,375
Bausch & Lomb, Inc.	15,753	817,581
Baxter International, Inc.	183,360	5,596,147
Becton, Dickinson & Co.	76,294	3,138,735
Biomet, Inc.	76,813	2,796,761
Boston Scientific Corp. (a)	246,108	9,046,930
C.R. Bard, Inc.	15,581	1,265,956
Guidant Corp.	93,437	5,624,907
Medtronic, Inc.	364,155	17,701,575
Millipore Corp. (a)	14,664	631,285
St. Jude Medical, Inc. (a)	51,835	3,180,077
Stryker Corp.	59,934	5,094,989
Zimmer Holdings, Inc. (a)	72,654	5,114,842
		61,304,160
Health Care Providers & Services - 1.8%
Aetna, Inc.	45,838	3,097,732
AmerisourceBergen Corp.	33,619	1,887,707
Anthem, Inc. (a)	41,545	3,115,875
Cardinal Health, Inc.	130,074	7,955,326
CIGNA Corp.	42,209	2,427,018
Express Scripts, Inc. (a)	23,598	1,567,615
HCA, Inc.	148,870	6,395,455
Health Management Associates, Inc. Class A	72,050	1,729,200
Humana, Inc. (a)	48,400	1,105,940
IMS Health, Inc.	71,944	1,788,528
Manor Care, Inc.	26,781	925,819
McKesson Corp.	87,553	2,815,704
Medco Health Solutions, Inc. (a)	81,211	2,760,362
Quest Diagnostics, Inc.	31,232	2,283,372
Tenet Healthcare Corp. (a)	139,640	2,241,222
UnitedHealth Group, Inc.	176,252	10,254,341
WellPoint Health Networks, Inc. (a)	45,649	4,427,497
		56,778,713
Pharmaceuticals - 8.3%
Abbott Laboratories	469,696	21,887,834
Allergan, Inc.	39,189	3,010,107
Bristol-Myers Squibb Co.	582,642	16,663,561
Eli Lilly & Co.	337,367	23,727,021
Forest Laboratories, Inc. (a)	109,851	6,788,792
Johnson & Johnson	891,753	46,067,960
King Pharmaceuticals, Inc. (a)	72,449	1,105,572
Merck & Co., Inc.	668,481	30,883,822

	Shares	Value (Note 1)
Pfizer, Inc.	2,292,826	$ 81,005,543
Schering-Plough Corp.	441,475	7,677,250
Watson Pharmaceuticals, Inc. (a)	32,434	1,491,964
Wyeth	400,129	16,985,476
		257,294,902
TOTAL HEALTH CARE		411,374,384
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.8%
Boeing Co.	252,742	10,650,548
General Dynamics Corp.	59,408	5,369,889
Goodrich Corp.	35,333	1,049,037
Honeywell International, Inc.	258,996	8,658,236
Lockheed Martin Corp.	135,462	6,962,747
Northrop Grumman Corp.	55,020	5,259,912
Raytheon Co.	125,052	3,756,562
Rockwell Collins, Inc.	53,182	1,597,055
United Technologies Corp.	141,375	13,398,109
		56,702,095
Air Freight & Logistics - 1.0%
FedEx Corp.	89,620	6,049,350
Ryder System, Inc.	19,269	658,036
United Parcel Service, Inc. Class B	337,769	25,180,679
		31,888,065
Airlines - 0.1%
Delta Air Lines, Inc.	37,093	438,068
Southwest Airlines Co.	236,505	3,817,191
		4,255,259
Building Products - 0.2%
American Standard Companies, Inc. (a)	21,874	2,202,712
Masco Corp.	139,150	3,814,102
		6,016,814
Commercial Services & Supplies - 1.0%
Allied Waste Industries, Inc. (a)	96,206	1,335,339
Apollo Group, Inc. Class A (a)	52,986	3,603,048
Avery Dennison Corp.	33,190	1,859,304
Cendant Corp. (a)	304,411	6,779,233
Cintas Corp.	51,308	2,572,070
Deluxe Corp.	15,185	627,596
Equifax, Inc.	41,784	1,023,708
H&R Block, Inc.	53,562	2,965,728
Monster Worldwide, Inc. (a)	33,880	744,005
Pitney Bowes, Inc.	70,182	2,850,793
R.R. Donnelley & Sons Co.	34,137	1,029,231
Robert Half International, Inc. (a)	51,442	1,200,656
Waste Management, Inc.	174,996	5,179,882
		31,770,593
Construction & Engineering - 0.0%
Fluor Corp.	24,649	977,086
Electrical Equipment - 0.5%
American Power Conversion Corp.	59,653	1,458,516
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - continued
Cooper Industries Ltd. Class A	28,047	$ 1,624,763
Emerson Electric Co.	126,426	8,186,084
Power-One, Inc. (a)	25,017	270,934
Rockwell Automation, Inc.	56,012	1,994,027
Thomas & Betts Corp.	17,566	402,086
		13,936,410
Industrial Conglomerates - 4.2%
3M Co.	235,811	20,051,009
General Electric Co.	3,016,690	93,457,053
Textron, Inc.	40,865	2,331,757
Tyco International Ltd.	600,610	15,916,165
		131,755,984
Machinery - 1.4%
Caterpillar, Inc.	104,325	8,661,062
Crane Co.	17,853	548,801
Cummins, Inc.	12,709	621,978
Danaher Corp.	46,135	4,232,886
Deere & Co.	72,107	4,690,560
Dover Corp.	60,845	2,418,589
Eaton Corp.	22,834	2,465,615
Illinois Tool Works, Inc.	92,573	7,767,800
Ingersoll-Rand Co. Ltd. Class A	52,121	3,537,973
ITT Industries, Inc.	27,722	2,057,250
Navistar International Corp. (a)	20,639	988,402
PACCAR, Inc.	35,056	2,983,967
Pall Corp.	37,548	1,007,413
Parker Hannifin Corp.	35,624	2,119,628
		44,101,924
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	111,530	3,607,996
CSX Corp.	64,300	2,310,942
Norfolk Southern Corp.	117,298	2,774,098
Union Pacific Corp.	76,667	5,326,823
		14,019,859
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	27,416	1,299,244
TOTAL INDUSTRIALS		336,723,333
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 2.9%
ADC Telecommunications, Inc. (a)	241,813	718,185
Andrew Corp. (a)	46,135	531,014
Avaya, Inc. (a)	125,189	1,619,946
CIENA Corp. (a)	142,348	945,191
Cisco Systems, Inc. (a)	2,074,049	50,378,650
Comverse Technology, Inc. (a)	57,933	1,019,041
Corning, Inc. (a)	399,511	4,166,900
JDS Uniphase Corp. (a)	431,111	1,573,555
Lucent Technologies, Inc. (a)	1,259,916	3,578,161

	Shares	Value (Note 1)
Motorola, Inc.	699,358	$ 9,839,967
QLogic Corp. (a)	28,381	1,464,460
QUALCOMM, Inc.	240,374	12,963,370
Scientific-Atlanta, Inc.	45,621	1,245,453
Tellabs, Inc. (a)	125,353	1,056,726
		91,100,619
Computers & Peripherals - 3.8%
Apple Computer, Inc. (a)	108,910	2,327,407
Dell, Inc. (a)	769,258	26,124,002
EMC Corp. (a)	722,019	9,328,485
Gateway, Inc. (a)	97,460	448,316
Hewlett-Packard Co.	916,088	21,042,541
International Business Machines Corp.	516,886	47,904,994
Lexmark International, Inc. Class A (a)	38,600	3,035,504
NCR Corp. (a)	28,422	1,102,774
Network Appliance, Inc. (a)	103,662	2,128,181
Sun Microsystems, Inc. (a)	981,471	4,406,805
		117,849,009
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	142,862	4,177,285
Jabil Circuit, Inc. (a)	60,011	1,698,311
Molex, Inc.	57,191	1,995,394
PerkinElmer, Inc.	38,112	650,572
Sanmina-SCI Corp. (a)	155,425	1,959,909
Solectron Corp. (a)	251,169	1,484,409
Symbol Technologies, Inc.	69,271	1,169,987
Tektronix, Inc.	25,401	802,672
Thermo Electron Corp. (a)	48,918	1,232,734
Waters Corp. (a)	36,480	1,209,677
		16,380,950
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	197,490	8,920,623
IT Services - 1.2%
Automatic Data Processing, Inc.	178,594	7,074,108
Computer Sciences Corp. (a)	56,277	2,489,132
Concord EFS, Inc. (a)	139,742	2,073,771
Convergys Corp. (a)	42,977	750,378
Electronic Data Systems Corp.	144,322	3,541,662
First Data Corp.	218,965	8,997,272
Fiserv, Inc. (a)	58,230	2,300,667
Paychex, Inc.	113,277	4,213,904
Sabre Holdings Corp. Class A	43,103	930,594
SunGard Data Systems, Inc. (a)	86,314	2,391,761
Unisys Corp. (a)	99,271	1,474,174
		36,237,423
Office Electronics - 0.1%
Xerox Corp. (a)	237,907	3,283,117
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	104,731	1,560,492
Altera Corp. (a)	113,792	2,583,078
Analog Devices, Inc.	110,355	5,037,706
Applied Materials, Inc. (a)	499,677	11,217,749
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	92,233	$ 551,553
Broadcom Corp. Class A (a)	90,983	3,101,610
Intel Corp.	1,962,483	63,191,953
KLA-Tencor Corp. (a)	58,499	3,432,136
Linear Technology Corp.	93,859	3,948,648
LSI Logic Corp. (a)	113,884	1,010,151
Maxim Integrated Products, Inc.	98,725	4,916,505
Micron Technology, Inc. (a)	183,452	2,471,098
National Semiconductor Corp. (a)	55,697	2,195,019
Novellus Systems, Inc. (a)	45,768	1,924,544
NVIDIA Corp. (a)	48,723	1,132,810
PMC-Sierra, Inc. (a)	51,907	1,045,926
Teradyne, Inc. (a)	57,486	1,463,019
Texas Instruments, Inc.	519,951	15,276,160
Xilinx, Inc. (a)	102,853	3,984,525
		130,044,682
Software - 4.6%
Adobe Systems, Inc.	70,307	2,763,065
Autodesk, Inc.	33,529	824,143
BMC Software, Inc. (a)	67,975	1,267,734
Citrix Systems, Inc. (a)	49,308	1,045,823
Computer Associates International, Inc.	173,980	4,756,613
Compuware Corp. (a)	115,393	696,974
Electronic Arts, Inc. (a)	89,492	4,275,928
Intuit, Inc. (a)	59,636	3,155,341
Mercury Interactive Corp. (a)	27,050	1,315,712
Microsoft Corp.	3,248,513	89,464,048
Novell, Inc. (a)	112,193	1,180,270
Oracle Corp. (a)	1,570,301	20,727,973
Parametric Technology Corp. (a)	79,996	315,184
PeopleSoft, Inc. (a)	112,647	2,568,352
Siebel Systems, Inc. (a)	148,983	2,066,394
Symantec Corp. (a)	92,555	3,207,031
VERITAS Software Corp. (a)	128,462	4,773,648
		144,404,233
TOTAL INFORMATION TECHNOLOGY		548,220,656
MATERIALS - 3.0%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	68,280	3,607,232
Dow Chemical Co.	276,567	11,496,890
E.I. du Pont de Nemours & Co.	299,473	13,742,816
Eastman Chemical Co.	23,244	918,835
Ecolab, Inc.	77,409	2,118,684
Engelhard Corp.	37,692	1,128,875
Great Lakes Chemical Corp.	15,201	413,315
Hercules, Inc. (a)	33,323	406,541
International Flavors & Fragrances, Inc.	28,139	982,614
Monsanto Co.	78,714	2,265,389

	Shares	Value (Note 1)
PPG Industries, Inc.	51,053	$ 3,268,413
Praxair, Inc.	97,696	3,731,987
Rohm & Haas Co.	66,897	2,857,171
Sigma Aldrich Corp.	20,832	1,191,174
		48,129,936
Construction Materials - 0.0%
Vulcan Materials Co.	30,555	1,453,501
Containers & Packaging - 0.2%
Ball Corp.	16,932	1,008,639
Bemis Co., Inc.	15,959	797,950
Pactiv Corp. (a)	47,242	1,129,084
Sealed Air Corp. (a)	25,531	1,382,248
Temple-Inland, Inc.	16,305	1,021,834
		5,339,755
Metals & Mining - 0.8%
Alcoa, Inc.	259,988	9,879,544
Allegheny Technologies, Inc.	24,228	320,294
Freeport-McMoRan Copper & Gold, Inc. Class B	54,848	2,310,746
Newmont Mining Corp.	129,811	6,310,113
Nucor Corp.	23,522	1,317,232
Phelps Dodge Corp. (a)	26,843	2,042,484
United States Steel Corp.	31,029	1,086,636
Worthington Industries, Inc.	25,868	466,400
		23,733,449
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	76,351	2,341,685
International Paper Co.	144,352	6,223,015
Louisiana-Pacific Corp. (a)	31,813	568,816
MeadWestvaco Corp.	60,259	1,792,705
Weyerhaeuser Co.	66,041	4,226,624
		15,152,845
TOTAL MATERIALS		93,809,486
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
ALLTEL Corp.	93,758	4,367,248
AT&T Corp.	237,311	4,817,413
BellSouth Corp.	555,251	15,713,603
CenturyTel, Inc.	43,325	1,413,262
Citizens Communications Co. (a)	85,456	1,061,364
Qwest Communications International, Inc. (a)	531,271	2,295,091
SBC Communications, Inc.	994,662	25,930,838
Sprint Corp. - FON Group	271,584	4,459,409
Verizon Communications, Inc.	829,684	29,105,315
		89,163,543
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	815,542	6,516,181
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	330,343	$ 9,269,425
Sprint Corp. - PCS Group Series 1 (a)	310,980	1,747,708
		17,533,314
TOTAL TELECOMMUNICATION SERVICES		106,696,857
UTILITIES - 2.8%
Electric Utilities - 2.0%
Allegheny Energy, Inc. (a)	38,149	486,781
Ameren Corp.	48,792	2,244,432
American Electric Power Co., Inc.	118,676	3,620,805
CenterPoint Energy, Inc.	91,959	891,083
Cinergy Corp.	53,500	2,076,335
CMS Energy Corp. (a)	48,410	412,453
Consolidated Edison, Inc.	67,737	2,913,368
Dominion Resources, Inc.	97,467	6,221,319
DTE Energy Co.	50,565	1,992,261
Edison International	97,887	2,146,662
Entergy Corp.	68,743	3,927,288
Exelon Corp.	98,251	6,519,936
FirstEnergy Corp.	99,096	3,488,179
FPL Group, Inc.	55,265	3,615,436
PG&E Corp. (a)	124,611	3,460,447
Pinnacle West Capital Corp.	27,423	1,097,468
PPL Corp.	53,276	2,330,825
Progress Energy, Inc.	73,628	3,332,403
Southern Co.	219,983	6,654,486
TECO Energy, Inc.	56,429	813,142
TXU Corp.	97,310	2,308,193
Xcel Energy, Inc.	119,824	2,034,612
		62,587,914
Gas Utilities - 0.3%
KeySpan Corp.	47,788	1,758,598
Kinder Morgan, Inc.	37,024	2,188,118
Nicor, Inc.	13,230	450,349
NiSource, Inc.	78,855	1,730,079
Peoples Energy Corp.	11,056	464,794
Sempra Energy	67,971	2,043,208
		8,635,146
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	187,081	1,766,045
Calpine Corp. (a)	124,122	597,027
Constellation Energy Group, Inc.	50,255	1,967,986
Duke Energy Corp.	272,660	5,575,897
Dynegy, Inc. Class A (a)	113,264	484,770
El Paso Corp.	182,733	1,496,583

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	70,652	$ 3,094,558
Williams Companies, Inc.	155,684	1,528,817
		16,511,683
TOTAL UTILITIES		87,734,743
TOTAL COMMON STOCKS (Cost $2,230,699,421)		3,090,412,384
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.89% 2/26/04 (c) (Cost $2,995,796)	$ 3,000,000	2,996,196
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	14,827,377	14,827,377
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	94,440,919	94,440,919
TOTAL MONEY MARKET FUNDS (Cost $109,268,296)		109,268,296
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $2,342,963,513)	3,202,676,876
NET OTHER ASSETS - (2.9)%	(90,887,933)
NET ASSETS - 100%	$3,111,788,943
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
61 S&P 500 E-Mini Index Contracts	March 2004	$ 3,387,330	$ 148,591
64 S&P 500 Index Contracts	March 2004	17,769,600	566,748
$ 21,156,930			$ 715,339
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,996,196.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $164,647,672 and $236,963,786, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the former sub-adviser. The commissions paid to these affiliated firms were $600 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,767,600. The weighted average interest rate was 1.28%. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $212,374,000 of which $12,929,000, $42,621,000, $122,807,000 and $34,017,000 will expire on December 31, 2008, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $91,204,944) (cost $2,342,963,513) - See accompanying schedule		$ 3,202,676,876
Receivable for fund shares sold		2,864,840
Dividends receivable		4,166,489
Interest receivable		18,768
Receivable for daily variation on futures contracts		54,955
Prepaid expenses		17,007
Receivable from investment adviser for expense reductions		151,332
Other receivables		20,065
Total assets		3,209,970,332
Liabilities
Payable to custodian bank	$ 19,609
Payable for fund shares redeemed	2,789,509
Accrued management fee	603,082
Distribution fees payable	13,844
Other affiliated payables	220,893
Other payables and accrued expenses	93,533
Collateral on securities loaned, at value	94,440,919
Total liabilities		98,181,389
Net Assets		$ 3,111,788,943
Net Assets consist of:
Paid in capital		$ 2,424,255,917
Undistributed net investment income		40,612,689
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(213,508,365)
Net unrealized appreciation (depreciation) on investments		860,428,702
Net Assets		$ 3,111,788,943
Initial Class: Net Asset Value, offering price and redemption price per share ($3,031,540,423 ÷ 24,034,594 shares)		$ 126.13
Service Class: Net Asset Value, offering price and redemption price per share ($15,404,333 ÷ 122,388 shares)		$ 125.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($64,844,187 ÷ 517,452 shares)		$ 125.31

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 48,153,544
Interest		295,096
Security lending		91,622
Total income		48,540,262

Expenses
Management fee	$ 6,523,545
Transfer agent fees	1,864,186
Distribution fees	118,806
Accounting and security lending fees	535,894
Non-interested trustees' compensation	13,337
Appreciation in deferred trustee compensation account	552
Custodian fees and expenses	63,491
Audit	47,139
Legal	23,534
Interest	1,914
Miscellaneous	139,151
Total expenses before reductions	9,331,549
Expense reductions	(1,581,014)	7,750,535
Net investment income (loss)		40,789,727
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(42,474,726)
Foreign currency transactions	(105)
Futures contracts	8,280,114
Swap agreements	116,044
Total net realized gain (loss)		(34,078,673)
Change in net unrealized appreciation (depreciation) on: Investment securities	685,216,604
Futures contracts	962,631
Total change in net unrealized appreciation (depreciation)		686,179,235
Net gain (loss)		652,100,562
Net increase (decrease) in net assets resulting from operations		$ 692,890,289

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,789,727	$ 39,711,750
Net realized gain (loss)	(34,078,673)	(104,818,443)
Change in net unrealized appreciation (depreciation)	686,179,235	(705,886,007)
Net increase (decrease) in net assets resulting from operations	692,890,289	(770,992,700)
Distributions to shareholders from net investment income	(39,819,617)	(39,813,740)
Share transactions - net increase (decrease)	(77,062,400)	(151,386,548)
Total increase (decrease) in net assets	576,008,272	(962,192,988)
Net Assets
Beginning of period	2,535,780,671	3,497,973,659
End of period (including undistributed net investment income of $40,612,689 and undistributed net investment income of $39,666,152, respectively)	$ 3,111,788,943	$ 2,535,780,671
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	3,347,458	58,155	492,355
Reinvested	423,444	1,303	4,503
Redeemed	(4,729,004)	(12,207)	(291,962)
Net increase (decrease)	(958,102)	47,251	204,896
Dollars Sold	$ 362,063,909	$ 6,250,927	$ 52,922,248
Reinvested	39,282,873	120,726	415,977
Redeemed	(506,013,307)	(1,274,037)	(30,831,716)
Net increase (decrease)	$ (104,666,525)	$ 5,097,616	$ 22,506,509
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139
Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003
Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,282,914	$ 120,726	$ 415,977
From net realized gain	-	-	-
Total	$ 39,282,914	$ 120,726	$ 415,977
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Income from Investment Operations
Net investment income (loss) C	1.63	1.51	1.48	1.51	1.64
Net realized and unrealized gain (loss)	26.18	(30.18)	(19.34)	(16.99)	26.88
Total from investment operations	27.81	(28.67)	(17.86)	(15.48)	28.52
Distributions from net investment income	(1.60)	(1.49)	(1.59)	(1.67)	(1.40)
Distributions from net realized gain	-	-	-	(.73)	(.95)
Total distributions	(1.60)	(1.49)	(1.59)	(2.40)	(2.35)
Net asset value, end of period	$ 126.13	$ 99.92	$ 130.08	$ 149.53	$ 167.41
Total Return A,B	28.41%	(22.25)%	(12.09)%	(9.30)%	20.52%
Ratios to Average Net Assets D
Expenses before expense reductions	.34%	.33%	.35%	.33%	.34%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.50%	1.34%	1.09%	.94%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,031,540	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735
Portfolio turnover rate	6%	7%	9%	10%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 99.74	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss)E	1.54	1.34	1.24	.65
Net realized and unrealized gain (loss)	26.11	(30.07)	(19.23)	(17.88)
Total from investment operations	27.65	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.53)	(1.47)	(1.53)	-
Net asset value, end of period	$ 125.86	$ 99.74	$ 129.94	$ 149.46
Total ReturnB,C,D	28.27%	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.46%	.47%	.56%	.43%A
Expenses net of voluntary waivers, if any	.38%	.38%	.38%	.38%A
Expenses net of all reductions	.38%	.38%	.38%	.38%A
Net investment income (loss)	1.40%	1.24%	.99%	.84%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,404	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	6%	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 99.29	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss)E	1.37	1.19	1.09	1.04
Net realized and unrealized gain (loss)	26.03	(30.00)	(19.23)	(12.71)
Total from investment operations	27.40	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.38)	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	-	(.73)
Total distributions	(1.38)	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 125.31	$ 99.29	$ 129.43	$ 149.18
Total ReturnB,C,D	28.09%	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.60%	.60%	.61%	.76%A
Expenses net of voluntary waivers, if any	.53%	.53%	.53%	.53%A
Expenses net of all reductions	.53%	.53%	.53%	.53%A
Net investment income (loss)	1.25%	1.09%	.84%	.69%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,844	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	6%	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class	43.37%	0.77%	5.15%
Fidelity VIP: Overseas - Service Class A	43.20%	0.67%	5.08%
Fidelity VIP: Overseas - Service Class 2 B	43.04%	0.60%	5.05%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Variable Insurance Products: Overseas Portfolio

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending December 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 38.97% during the past year. Emerging-markets stocks led the rally overseas, particularly in Latin America, as evidenced by the 73.66% gain in the MSCI Emerging Markets Free Latin America index. Elsewhere, all 16 countries in the MSCI Europe index - which gained 38.98% - had double-digit advances. Greece, Germany and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 38.63%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 40.53%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 54.92%.

For the 12 months ending December 31, 2003, Fidelity Variable Insurance Products: Overseas Portfolio handily outperformed the LipperSM Variable Annuity International Funds Average, which rose 35.11%, as well as the MSCI EAFE index, which gained 38.97%. Good stock selection and an overweighting in diversified financial stocks made a significant contribution to the fund's solid performance relative to its benchmarks. In particular, large positions in strong-performing Japanese brokerage stocks, such as Nikko Cordial and Nomura Holdings, were helpful. Elsewhere, the fund's overexposure to the information technology sector was rewarding, as the tech sector rebounded from an extended period of weakness. The fund's holdings in the semiconductor area - including South Korea-based Samsung Electronics and ASML Holding of the Netherlands - were noteworthy contributors. On the down side, weak stock picking in the consumer staples sector hurt the fund's results, with a position in food giant Unilever being its biggest detractor. Also, a U.S. federal investigation into alleged accounting misdeeds caused the fund's holdings in Dutch supermarket retailer Ahold to tumble. The fund's lower exposure to strong-performing capital goods stocks also held back its relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Total SA Series B (France)	2.8
Allianz AG (Reg.) (Germany)	2.5
ASML Holding NV (Netherlands)	2.4
Samsung Electronics Co. Ltd. (Korea (South))	2.4
Vodafone Group PLC (United Kingdom)	2.4
12.5
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	28.3
Information Technology	17.8
Energy	11.2
Consumer Discretionary	10.0
Telecommunication Services	9.2
Top Five Countries as of December 31, 2003
(excluding cash equivalents)	% of fund's net assets
Japan	22.5
United Kingdom	15.7
France	8.0
Germany	8.0
Switzerland	6.7
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
Australia - 1.2%
CSL Ltd.	434,200	$ 5,827,966
News Corp. Ltd. sponsored ADR	579,700	17,535,925
TOTAL AUSTRALIA		23,363,891
Bermuda - 0.1%
Golar LNG Ltd. (a)	101,400	1,451,416
Brazil - 1.4%
Banco Bradesco SA sponsored ADR	105,200	2,778,332
Banco Itau Holding Financeira SA (PN)	30,452,000	3,022,557
Brasil Telecom Participacoes SA sponsored ADR	61,000	2,305,800
Companhia Vale do Rio Doce sponsored ADR	126,500	7,400,250
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	70,300	2,462,609
Petroleo Brasileiro SA Petrobras sponsored ADR	94,700	2,769,028
Tele Centro Oeste Celular Participacoes SA ADR	39,933	393,340
Tele Norte Leste Participacoes SA ADR	172,300	2,658,589
Telebras sponsored ADR	119,800	4,051,636
TOTAL BRAZIL		27,842,141
Canada - 4.0%
Canadian Natural Resources Ltd.	137,000	6,903,862
EnCana Corp.	335,900	13,206,059
Inmet Mining Corp. (a)	199,400	2,682,339
Kinross Gold Corp. (a)(e)	328,600	2,614,209
Kinross Gold Corp. (a)	1,205,500	9,590,472
Petro-Canada	61,100	3,010,254
Precision Drilling Corp. (a)	125,700	5,499,133
Talisman Energy, Inc.	461,300	26,144,601
TELUS Corp. (non-vtg.)	266,800	4,977,305
Wheaton River Minerals Ltd. (a)	835,200	2,491,693
TOTAL CANADA		77,119,927
Cayman Islands - 0.4%
Ctrip.com International Ltd. ADR	12,500	425,125
Noble Corp. (a)	215,600	7,714,168
TOTAL CAYMAN ISLANDS		8,139,293
China - 0.6%
Byd Co. Ltd. (H Shares)	683,600	1,800,662
China Telecom Corp. Ltd. (H Shares) (a)	25,780,000	10,520,834
TOTAL CHINA		12,321,496
Denmark - 1.2%
Coloplast AS Series B	44,300	3,781,237
Danske Bank AS	653,300	15,293,301
Novo Nordisk AS Series B	110,100	4,475,496
TOTAL DENMARK		23,550,034
Finland - 1.3%
Nokia Corp.	1,514,300	25,743,104

	Shares	Value (Note 1)
France - 8.0%
Accor SA	87,500	$ 3,951,378
Alcatel SA sponsored ADR (a)	862,600	11,084,410
AXA SA	663,904	14,254,019
BNP Paribas SA	353,302	22,185,376
Credit Agricole SA	113,400	2,700,286
France Telecom SA (a)	268,400	7,673,557
L'Oreal SA	61,500	5,028,455
Pernod-Ricard	90,100	9,990,638
Suez SA (France)	264,200	5,294,131
Television Francaise 1 SA	193,100	6,723,486
Total SA Series B	287,200	53,137,748
Vivendi Universal SA sponsored ADR (a)	510,300	12,390,084
TOTAL FRANCE		154,413,568
Germany - 7.3%
Allianz AG (Reg.)	375,800	47,309,700
Altana AG sponsored ADR	31,600	1,905,480
BASF AG	237,100	13,218,326
Deutsche Boerse AG	321,578	17,535,637
Deutsche Telekom AG sponsored ADR (a)	861,900	15,626,247
Fresenius Medical Care AG	167,700	11,897,570
Merck KGaA	64,100	2,663,255
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	208,800	25,245,872
SAP AG sponsored ADR	120,800	5,020,448
TOTAL GERMANY		140,422,535
Greece - 0.1%
Greek Organization of Football Prognostics SA	187,080	2,682,738
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd.	1,667,000	5,177,702
Hong Kong Exchanges & Clearing Ltd.	1,952,000	4,236,591
Hutchison Whampoa Ltd.	873,600	6,442,063
Techtronic Industries Co.	3,822,500	10,610,397
TOTAL HONG KONG		26,466,753
India - 2.3%
Cipla Ltd.	126,600	3,655,098
Dr. Reddy's Laboratories Ltd.	151,900	4,754,428
Housing Development Finance Corp. Ltd.	822,400	11,614,541
I-Flex Solutions Ltd.	158,176	2,930,373
Infosys Technologies Ltd.	106,890	13,034,606
Satyam Computer Services Ltd.	1,042,700	8,395,306
TOTAL INDIA		44,384,352
Italy - 1.4%
Banca Intesa Spa	1,077,275	4,200,823
ENI Spa	390,200	7,412,239
Telecom Italia Spa	2,642,863	7,812,475
Unicredito Italiano Spa	1,389,900	7,482,960
TOTAL ITALY		26,908,497
Common Stocks - continued
	Shares	Value (Note 1)
Japan - 22.5%
Advantest Corp.	144,700	$ 11,535,436
Aeon Credit Service Ltd.	112,500	4,821,867
Canon, Inc.	231,000	11,004,841
Daikin Industries Ltd.	117,000	2,715,861
Daiwa Securities Group, Inc.	2,100,000	14,357,981
FamilyMart Co. Ltd.	258,300	5,910,997
Ito Yokado Ltd.	635,000	20,070,129
JAFCO Co. Ltd.	230,100	18,170,850
KDDI Corp.	2,335	13,446,269
Konica Minolta Holdings, Inc.	488,000	6,595,236
Kyocera Corp.	126,700	8,488,900
Kyorin Pharmaceutical Co. Ltd.	42,000	474,737
Matsushita Electric Industrial Co. Ltd.	703,000	9,799,820
Millea Holdings, Inc.	549	7,208,533
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2,117	16,576,111
Mizuho Financial Group, Inc. (a)	5,302	16,161,052
Murata Manufacturing Co. Ltd.	209,400	11,371,082
Nikko Cordial Corp.	5,891,000	32,984,499
Nikon Corp. (a)	617,000	9,351,323
Nitto Denko Corp.	181,800	9,718,859
Nomura Holdings, Inc.	2,372,000	40,599,819
ORIX Corp.	96,200	7,993,838
Pioneer Corp.	148,100	4,111,434
Rohm Co. Ltd.	56,500	6,655,560
Seiyu Ltd. (a)	1,091,000	3,714,308
Shin-Etsu Chemical Co. Ltd.	177,600	7,295,644
SMC Corp.	35,400	4,428,999
Sumitomo Electric Industries Ltd.	512,000	4,600,256
Sumitomo Mitsui Financial Group, Inc.	4,725	25,303,725
TDK Corp.	219,400	15,885,484
Tokyo Electron Ltd.	436,400	33,316,217
Toyota Motor Corp.	784,800	26,977,501
UFJ Holdings, Inc. (a)	3,637	17,566,978
Uny Co. Ltd. (a)	317,000	3,270,382
TOTAL JAPAN		432,484,528
Korea (South) - 3.2%
Kookmin Bank	167,140	6,258,111
LG Electronics, Inc.	184,120	9,047,737
Samsung Electronics Co. Ltd.	123,160	46,578,727
TOTAL KOREA (SOUTH)		61,884,575
Netherlands - 6.5%
Aegon NV	72,300	1,066,799
ASML Holding NV (a)	2,345,090	47,019,043
EADS NV	105,300	2,496,812
ING Groep NV (Certificaten Van Aandelen)	915,024	21,420,709
Koninklijke Ahold NV (a)	461,300	3,504,826
Koninklijke KPN NV (a)	643,600	4,954,657
Koninklijke Philips Electronics NV	381,000	11,083,288

	Shares	Value (Note 1)
Unilever NV (NY Shares)	296,600	$ 19,249,340
VNU NV	435,800	13,732,230
TOTAL NETHERLANDS		124,527,704
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	120,000	6,566,400
Russia - 1.0%
JSC MMC 'Norilsk Nickel' sponsored ADR	115,300	7,667,450
Lukoil Oil Co. sponsored ADR	28,800	2,681,280
OAO Gazprom sponsored ADR	100,500	2,602,950
YUKOS Corp. sponsored ADR	132,403	5,560,926
TOTAL RUSSIA		18,512,606
South Africa - 0.1%
Harmony Gold Mining Co. Ltd. sponsored ADR	172,600	2,801,298
Spain - 2.5%
Altadis SA (Spain)	158,300	4,480,325
Banco Popular Espanol SA (Reg.)	164,200	9,769,682
Banco Santander Central Hispano SA	1,128,168	13,549,299
Telefonica SA	1,360,984	20,047,289
TOTAL SPAIN		47,846,595
Sweden - 1.4%
Securitas AB (B Shares)	161,400	2,175,293
Telefonaktiebolaget LM Ericsson ADR (a)	1,432,400	25,353,480
TOTAL SWEDEN		27,528,773
Switzerland - 6.7%
Actelion Ltd. (Reg.) (a)	18,296	1,969,136
Clariant AG (Reg.) (a)	143,470	2,110,874
Compagnie Financiere Richemont unit	289,580	6,933,671
Credit Suisse Group (Reg.)	594,116	21,584,233
Novartis AG (Reg.)	994,500	45,647,550
Roche Holding AG (participation certificate)	237,690	23,905,053
UBS AG (Reg.)	309,184	21,021,421
Zurich Financial Services AG	34,760	4,988,133
TOTAL SWITZERLAND		128,160,071
Taiwan - 2.1%
Compal Electronics, Inc.	1,843,000	2,523,542
High Tech Computer Corp.	639,000	2,342,624
Hon Hai Precision Industries Co. Ltd.	1,369,880	5,385,129
Quanta Computer, Inc.	1,489,000	3,661,116
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,642,284	8,680,360
United Microelectronics Corp. (a)	20,153,000	17,268,914
TOTAL TAIWAN		39,861,685
Turkey - 0.2%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	134,400	3,568,320
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 15.1%
3i Group PLC	824,700	$ 9,093,208
Abbey National PLC	616,800	5,848,211
AstraZeneca PLC (United Kingdom)	465,500	22,520,887
Aviva PLC	266,300	2,331,165
BHP Billiton PLC	1,008,800	8,790,409
BOC Group PLC	255,300	3,890,797
BP PLC	4,414,200	36,306,757
Carlton Communications PLC	1,248,000	5,125,386
Centrica PLC	1,276,800	4,810,492
Dixons Group PLC	3,153,800	7,827,681
Enterprise Inns PLC	140,600	2,545,701
GlaxoSmithKline PLC	401,647	9,362,395
Hilton Group PLC	1,872,800	7,515,801
HSBC Holdings PLC (United Kingdom) (Reg.)	1,402,294	22,105,775
Kesa Electricals PLC	1,332,748	6,121,919
Lloyds TSB Group PLC	248,850	1,990,673
Man Group PLC	423,900	11,058,540
Marks & Spencer Group PLC	1,221,000	6,300,829
mmO2 PLC (a)	4,791,600	6,588,028
Prudential PLC	539,700	4,551,018
Reckitt Benckiser PLC	305,800	6,901,901
Rio Tinto PLC (Reg.)	482,400	13,423,988
Royal Bank of Scotland Group PLC	222,200	6,530,675
Shire Pharmaceuticals Group PLC sponsored ADR (a)	237,600	6,902,280
Smith & Nephew PLC	603,700	5,058,359
Tesco PLC	1,949,778	8,973,627
Unilever PLC sponsored ADR	141,700	5,327,920
Vodafone Group PLC	18,470,403	46,249,897
William Hill PLC	189,500	1,444,845
Xstrata PLC	155,700	1,751,513
Yell Group PLC	497,479	2,709,310
TOTAL UNITED KINGDOM		289,959,987
United States of America - 3.6%
Baker Hughes, Inc.	231,300	7,438,608
ENSCO International, Inc.	251,800	6,841,406
Fox Entertainment Group, Inc. Class A (a)	121,100	3,530,065
Grant Prideco, Inc. (a)	373,900	4,868,178
Merck & Co., Inc.	100,300	4,633,860
Microsoft Corp.	87,700	2,415,258
Nabors Industries Ltd. (a)	62,200	2,581,300
NTL, Inc. (a)	239,900	16,733,025
Pride International, Inc. (a)	35,900	669,176
Smith International, Inc. (a)	23,900	992,328
Synthes-Stratec, Inc.	4,959	4,893,434
Transocean, Inc. (a)	261,400	6,276,214

	Shares	Value (Note 1)
Tyco International Ltd.	148,100	$ 3,924,650
Weatherford International Ltd. (a)	113,100	4,071,600
TOTAL UNITED STATES OF AMERICA		69,869,102
TOTAL COMMON STOCKS (Cost $1,413,311,270)		1,848,381,389
Nonconvertible Preferred Stocks - 0.7%

Germany - 0.7%
Fresenius Medical Care AG	121,500	6,105,752
Porsche AG (non-vtg.)	11,800	6,984,032
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,787,603)		13,089,784
Nonconvertible Bonds - 0.6%
	Principal Amount
United Kingdom - 0.6%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 1,680,000	865,200
0% 2/1/10 (c)(d)	630,000	296,100
9.875% 2/1/10 (c)	4,295,000	2,577,000
Telewest PLC:
11% 10/1/07 (c)	8,260,000	5,203,800
yankee 9.625% 10/1/06 (c)	2,960,000	1,820,400
TOTAL NONCONVERTIBLE BONDS (Cost $8,459,875)		10,762,500
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	73,142,021	73,142,021
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	40,053,785	40,053,785
TOTAL MONEY MARKET FUNDS (Cost $113,195,806)		113,195,806
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,544,754,554)		1,985,429,479
NET OTHER ASSETS - (3.1)%		(59,159,807)
NET ASSETS - 100%		$ 1,926,269,672
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,614,209 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,447,432,093 and $1,351,081,350, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,350 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $13,944,600. The weighted average interest rate was 1.36%. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $606,700,000 of which $367,608,000, $191,786,000 and $47,306,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $38,203,019) (cost $1,544,754,554) - See accompanying schedule		$ 1,985,429,479
Foreign currency held at value (cost $3,136,515)		3,143,945
Receivable for investments sold		12,661,808
Receivable for fund shares sold		3,490,581
Dividends receivable		2,879,290
Interest receivable		74,355
Prepaid expenses		9,127
Other affiliated receivables		2
Other receivables		247,840
Total assets		2,007,936,427
Liabilities
Payable to custodian bank	$ 50,443
Payable for investments purchased	32,535,947
Payable for fund shares redeemed	3,624,097
Accrued management fee	1,106,980
Distribution fees payable	51,657
Other affiliated payables	180,707
Other payables and accrued expenses	4,063,139
Collateral on securities loaned, at value	40,053,785
Total liabilities		81,666,755
Net Assets		$ 1,926,269,672
Net Assets consist of:
Paid in capital		$ 2,100,460,413
Undistributed net investment income		8,430,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(619,526,175)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		436,905,300
Net Assets		$ 1,926,269,672
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,436,137,220 ÷ 92,122,451 shares)		$ 15.59
Service Class: Net Asset Value, offering price and redemption price per share ($246,631,885 ÷ 15,879,743 shares)		$ 15.53
Service Class 2: Net Asset Value, offering price and redemption price per share ($140,821,558 ÷ 9,086,084 shares)		$ 15.50
Initial Class R: Net Asset Value, offering price and redemption price per share ($39,466,464 ÷ 2,534,879 shares)		$ 15.57
Service Class R: Net Asset Value, offering price and redemption price per share ($56,140,957 ÷ 3,618,314 shares)		$ 15.52
Service Class 2R: Net Asset Value, offering price and redemption price per share ($7,071,588 ÷ 458,658 shares)		$ 15.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 25,929,866
Interest		1,224,264
Security lending		763,699
		27,917,829
Less foreign taxes withheld		(2,724,427)
Total income		25,193,402

Expenses
Management fee	$ 10,613,790
Transfer agent fees	1,028,817
Distribution fees	451,141
Accounting and security lending fees	735,665
Non-interested trustees' compensation	6,929
Custodian fees and expenses	552,575
Audit	74,311
Legal	10,025
Interest	7,888
Miscellaneous	90,219
Total expenses before reductions	13,571,360
Expense reductions	(597,565)	12,973,795
Net investment income (loss)		12,219,607
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Net of foreign taxes of $565,872)	(23,899,068)
Foreign currency transactions	256,874
Total net realized gain (loss)		(23,642,194)
Change in net unrealized appreciation (depreciation) on: Investment securities (Net of deferred foreign taxes of $3,807,255)	579,925,099
Assets and liabilities in foreign currencies	233,682
Total change in net unrealized appreciation (depreciation)		580,158,781
Net gain (loss)		556,516,587
Net increase (decrease) in net assets resulting from operations		$ 568,736,194

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,219,607	$ 12,214,036
Net realized gain (loss)	(23,642,194)	(174,115,283)
Change in net unrealized appreciation (depreciation)	580,158,781	(167,568,490)
Net increase (decrease) in net assets resulting from operations	568,736,194	(329,469,737)
Distributions to shareholders from net investment income	(11,225,102)	(12,564,381)
Share transactions - net increase (decrease)	76,831,320	(152,413,852)
Redemption fees	30,862	102,940
Total increase (decrease) in net assets	634,373,274	(494,345,030)

Net Assets
Beginning of period	1,291,896,398	1,786,241,428
End of period (including undistributed net investment income of $8,430,134 and undistributed net investment income of $5,142,046, respectively)	$ 1,926,269,672	$ 1,291,896,398
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2	Initial Class R	Service Class R	Service Class 2R
Sold	135,754,582	34,982,458	57,905,822	1,401,445	2,096,259	337,680
Reinvested	891,621	140,448	26,238	15,499	17,531	2,278
Redeemed	(138,456,054)	(35,447,830)	(53,234,293)	(307,443)	(140,438)	(29,586)
Net increase (decrease)	(1,809,851)	(324,924)	4,697,767	1,109,501	1,973,352	310,372
Dollars Sold	$ 1,613,667,675	$ 391,087,076	$ 672,794,854	$ 17,351,785	$ 25,897,371	$ 3,723,543
Reinvested	9,156,952	1,438,187	268,410	159,020	179,341	23,192
Redeemed	(1,637,501,847)	(397,130,238)	(618,521,317)	(3,679,685)	(1,677,969)	(405,030)
Net increase (decrease)	$ (14,677,220)	$ (4,604,975)	$ 54,541,947	$ 13,831,120	$ 24,398,743	$ 3,341,705

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Initial Class R	Service Class R	Service Class 2R
From net investment income	$ 9,156,952	$ 1,438,187	$ 268,410	$ 159,020	$ 179,341	$ 23,192
From net realized gain	-	-	-	-	-	-
Total	$ 9,156,952	$ 1,438,187	$ 268,410	$ 159,020	$ 179,341	$ 23,192

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -

J For the period April 24, 2002 (commencement of operations) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Income from Investment Operations
Net investment income (loss) C	.11	.10	.14	.19F	.24
Net realized and unrealized gain (loss)	4.60	(2.90)	(3.86)	(4.93)	7.95
Total from investment operations	4.71	(2.80)	(3.72)	(4.74)	8.19
Distributions from net investment income	(.10)	(.10)	(.93)	(.31)	(.31)
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	(1.47)	(2.33)	(.50)
Total distributions	(.10)	(.10)	(2.40)	(2.70)	(.81)
Redemption fees added to paid in capital C	-E	-E	-	-	-
Net asset value, end of period	$ 15.59	$ 10.98	$ 13.88	$ 20.00	$ 27.44
Total Return A, B	43.37%	(20.28)%	(21.21)%	(19.07)%	42.55%
Ratios to Average Net Assets D
Expenses before expense reductions	.90%	.90%	.92%	.89%	.91%
Expenses net of voluntary waivers, if any	.90%	.90%	.92%	.89%	.91%
Expenses net of all reductions	.86%	.86%	.87%	.87%	.87%
Net investment income (loss)	.87%	.79%	.91%	.84%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,436,137	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851
Portfolio turnover rate	99%	77%	98%	136%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Income from Investment Operations
Net investment income (loss) C	.09	.09	.12	.17F	.22
Net realized and unrealized gain (loss)	4.59	(2.89)	(3.84)	(4.93)	7.94
Total from investment operations	4.68	(2.80)	(3.72)	(4.76)	8.16
Distributions from net investment income	(.09)	(.09)	(.92)	(.30)	(.31)
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	(1.47)	(2.33)	(.50)
Total distributions	(.09)	(.09)	(2.39)	(2.69)	(.81)
Redemption fees added to paid in capital C	-E	-E	-	-	-
Net asset value, end of period	$ 15.53	$ 10.94	$ 13.83	$ 19.94	$ 27.39
Total Return A, B	43.20%	(20.34)%	(21.27)%	(19.18)%	42.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.00%	1.00%	1.03%	.99%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.03%	.99%	1.01%
Expenses net of all reductions	.96%	.96%	.97%	.97%	.98%
Net investment income (loss)	.77%	.69%	.81%	.74%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,632	$ 177,322	$ 240,525	$ 257,257	$ 144,371
Portfolio turnover rate	99%	77%	98%	136%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.08	.07	.10	.12I
Net realized and unrealized gain (loss)	4.58	(2.88)	(3.80)	(3.68)
Total from investment operations	4.66	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.06)	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	-	(.06)
Distributions from net realized gain	-	-	(1.47)	(2.33)
Total distributions	(.06)	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-H	-H	-	-
Net asset value, end of period	$ 15.50	$ 10.90	$ 13.81	$ 19.91
Total Return B, C, D	43.04%	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.16%	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.12%	1.13% A
Net investment income (loss)	.61%	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,822	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	99%	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.11	.06
Net realized and unrealized gain (loss)	4.59	(3.13)
Total from investment operations	4.70	(3.07)
Distributions from net investment income	(.11)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 15.57	$ 10.98
Total Return B, C, D	43.32%	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.90%	.91% A
Expenses net of voluntary waivers, if any	.90%	.91% A
Expenses net of all reductions	.86%	.87% A
Net investment income (loss)	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,466	$ 15,649
Portfolio turnover rate	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.10	.05
Net realized and unrealized gain (loss)	4.58	(3.12)
Total from investment operations	4.68	(3.07)
Distributions from net investment income	(.10)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 15.52	$ 10.94
Total Return B, C, D	43.25%	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	1.01% A
Expenses net of voluntary waivers, if any	1.00%	1.01% A
Expenses net of all reductions	.96%	.97% A
Net investment income (loss)	.77%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,141	$ 17,997
Portfolio turnover rate	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.08	.04
Net realized and unrealized gain (loss)	4.55	(3.10)
Total from investment operations	4.63	(3.06)
Distributions from net investment income	(.11)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 15.42	$ 10.90
Total Return B, C, D	43.00%	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.15%	1.17% A
Expenses net of voluntary waivers, if any	1.15%	1.17% A
Expenses net of all reductions	1.11%	1.14% A
Net investment income (loss)	.62%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,072	$ 1,616
Portfolio turnover rate	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. VIP Equity-Income, VIP Growth and VIP Contrafund Portfolios also offer Service Class 2R shares. VIP Overseas Portfolio also offers Initial Class R, Service Class R, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Equity-Income Portfolio, Asset Manager Portfolio, Contrafund Portfolio, and Index 500 Portfolio estimate the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of their taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, financing transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager	$ 2,930,053,947	$ 280,865,463	$ (71,073,919)	$ 209,791,544
Contrafund	7,965,311,926	2,739,090,446	(75,580,521)	2,663,509,925
Equity-Income	8,353,262,738	2,615,136,722	(534,377,379)	2,080,759,343
Growth	8,154,594,219	2,719,637,869	(197,854,734)	2,521,783,135
High Income	1,938,508,067	154,890,881	(6,245,080)	148,645,801
Index 500	2,343,380,489	1,143,050,755	(283,754,368)	859,296,387
Overseas	1,574,506,512	455,389,318	(44,466,351)	410,922,967
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Asset Manager	$ 80,375,337	$ -	$ (242,724,926)
Contrafund	31,695,559	-	(1,251,201,906)
Equity-Income	158,375,146	38,542,613	-
Growth	22,548,037	-	(4,332,499,116)
High Income	153,806,598	-	(1,222,564,687)
Index 500	40,610,307	-	(212,373,756)
Overseas	21,586,269	-	(606,699,979)

The tax character of distributions paid was as follows:

December 31, 2003	Ordinary Income	Long-term Capital Gains	Total
Asset Manager	$ 104,597,799	$ -	$ 104,597,799
Contrafund	35,507,037	-	35,507,037
Equity-Income	152,426,442	-	152,426,442
Growth	23,104,405	-	23,104,405
High Income	110,937,981	-	110,937,981
Index 500	39,819,617	-	39,819,617
Overseas	11,225,102	-	11,225,102
December 31, 2002	Ordinary Income	Long-term Capital Gains	Total
Asset Manager	$ 130,190,101	$ -	$ 130,190,101
Contrafund	65,347,191	-	65,347,191
Equity-Income	175,952,709	208,690,233	384,642,942
Growth	25,839,894	-	25,839,894
High Income	146,986,706	-	146,986,706
Index 500	39,813,740	-	39,813,740
Overseas	12,564,381	-	12,564,381

Annual Report

1. Significant Accounting Policies - continued

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Swap Agreements. Certain funds may invest in swaps for the purpose of managing their interest rate risk or market exposure. A swap is an agreement to exchange one payment stream for another, for a set period of time.

During the period, Asset Manager Portfolio entered into interest rate swaps. Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the funds.

During the period, Asset Manager Portfolio entered into total return swaps. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the funds will receive a payment from the counterparty. To the extent it is less, the funds will make a payment to the counterparty.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements. - continued

During the period, Index 500 Portfolio entered into equity total return swaps. Equity total return swaps usually involve commitments to pay interest in exchange for the return of an equity security. Index 500 Portfolio will make periodic payments based on a notional principal amount to the counterparty and will receive payments from the counterparty representing dividends of the underlying security. Gains or losses are realized upon expiration based on the change in value of the underlying equity security.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreements. Periodic payments received or made are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with each applicable fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the fluctuation of interest rates or in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in each applicable fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, certain funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and ..13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser. Prior to January 13, 2003, FMR and the Index 500 Portfolio entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI received a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, DAMI no longer served as sub-advisor. FMR has assumed responsibility for all investment management decisions. Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Prior to January 13, 2003, Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG, was responsible for providing securities lending services for Index 500 Portfolio. DBTCA retained up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $151. Effective January 13, 2003, the fund has entered into a securities lending agreement under the same terms with Mellon Bank, N.A.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
Asset Manager	$ 28,258	$ 46,462	$ -	$ -
Contrafund	$ 1,362,647	$ 1,576,615	$ -	$ 2,388
Equity-Income	$ 867,386	$ 1,475,835	$ -	$ 2,126
Growth	$ 1,188,106	$ 955,504	$ -	$ 1,624
High Income	$ 344,635	$ 133,980	$ -	$ -
Index 500	$ 10,825	$ 107,981	$ -	$ -
Overseas	$ 194,777	$ 212,550	$ 32,032	$ 11,782

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Asset Manager
Initial Class	$ 1,941,398
Service Class	22,670
Service Class 2	17,054
$ 1,981,122
Contrafund
Initial Class	$ 4,410,751
Service Class	940,378
Service Class 2	456,139
Service Class 2R	730
$ 5,807,998
Equity-Income
Initial Class	$ 4,881,426
Service Class	590,656
Service Class 2	426,039
Service Class 2R	633
$ 5,898,754
Growth
Initial Class	$ 5,103,523
Service Class	815,048
Service Class 2	277,701
Service Class 2R	488
$ 6,196,760
High Income
Initial Class	$ 970,480
Service Class	238,653
Service Class 2	43,230
$ 1,252,363
Index 500
Initial Class	$ 1,819,055
Service Class	9,885
Service Class 2	35,246
$ 1,864,186
Overseas
Initial Class	$ 780,027
Service Class	139,668
Service Class 2	66,905
Initial Class R	16,589
Service Class R	22,342
Service Class 2R	3,286
$ 1,028,817

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 6,071,717
Contrafund	6,079,838
Equity-Income	605,887
Growth	1,091,447
High Income	865,694
Index 500	274,648
Overseas	921,642

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. In addition, Index 500 placed a portion of its portfolio transactions with brokerage firms which are affiliates of the fund's former sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 1,538,415
Service Class	.38%	8,694
Service Class 2.53%		30,412
		$ 1,577,521

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangement	Custody expense reduction

Asset Manager	$ 449,892	$ 5,919
Contrafund	1,997,790	31,555
Equity-Income	802,482	2,688
Growth	2,257,136	-
High Income	14,203	5,486
Index 500	-	3,493
Overseas	596,654	911

9. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were owners of record of more than 10% of the total outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager	22%	1	19%
Contrafund	14%	2	32%
Equity-Income	12%	2	36%
Growth	12%	2	36%
High Income	19%	2	51%
Index 500	31%	-	-
Overseas	15%	2	41%

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio and Index 500 Portfolio, (the Funds), funds of Variable Insurance Products Fund II, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio and Index 500 Portfolio as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2004

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Annual Report

Report of Independent Auditors

To the Trustees of Variable Insurance Products Fund and Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bart A. Grenier (44)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Asset Manager (2001), VIP Equity-Income (2001), and VIP High Income (2002). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (55)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Matthew J. Conti (37)

Year of Election or Appointment: 2003

Vice President of VIP High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as an analyst and manager.

William Danoff (43)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund. Mr. Danoff also serves as Vice President of another fund advised by FMR.
Richard C. Habermann (63)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Frederick D. Hoff, Jr. (39)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager. Mr. Hoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff worked as a portfolio manager.

Richard R. Mace, Jr. (42)
Year of Election or Appointment: 1996 Vice President of VIP Overseas. Mr. Mace also serves as Vice President of other funds advised by FMR.
Charles Mangum (39)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (47)
Year of Election or Appointment: 1997 Vice President of VIP Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR.
John J. Todd (54)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager. Mr. Todd also serves as Vice President of other funds advised by FMR.
Jennifer Uhrig (42)
Year of Election or Appointment: 1997 Vice President of VIP Growth. Ms. Uhrig also serves as Vice President of another fund advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Equity-Income
Initial Class	2/13/04	2/13/04	$0.36	$.086
Service Class	2/13/04	2/13/04	$0.34	$.086
Service Class 2	2/13/04	2/13/04	$0.33	$.086

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	8.34%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager
Initial Class	21%
Service Class	22%
Service Class 2	23%
Contrafund
Initial Class	88%
Service Class	100%
Service Class 2	100%
Equity Income
Initial Class	100%
Service Class	100%
Service Class 2	100%
Growth
Initial Class	100%
Service Class	100%
Service Class 2	100%
Index 500
Initial Class	100%
Service Class	100%
Service Class 2	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas
Initial Class	2/07/03	$.106	$.018
Service Class	2/07/03	$.097	$.018
Service Class 2	2/07/03	$.070	$.018

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors (U.K.) Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Geode Capital Management, LLC
Index 500 Portfolio

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY
Asset Manager, Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth and Index 500 Portfolios

VIPGRP1-ANN-0204
1.768592.102

Fidelity® Variable Insurance Products

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Asset Manager: Growth Portfolio	4 5 6 7 20	Performance Management's Discussion Investment Summary Investments Financial Statements
Balanced Portfolio	24 25 26 27 40	Performance Management's Discussion Investment Summary Investments Financial Statements
Growth & Income Portfolio	44 45 46 47 49	Performance Management's Discussion Investment Summary Investments Financial Statements
Growth Opportunities Portfolio	53 54 55 56 60	Performance Management's Discussion Investment Summary Investments Financial Statements
Investment Grade Bond Portfolio	64 65 66 67 74	Performance Management's Discussion Investment Summary Investments Financial Statements
Mid Cap Portfolio	78 79 80 81 93	Performance Management's Discussion Investment Summary Investments Financial Statements
Money Market Portfolio	97 98 102	Performance Investments Financial Statements
Notes to Financial Statements	106	Notes to the Financial Statements
Auditors' Opinion	113
Trustees and Officers	117
Distributions	123

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity VIP: Asset Mgr: Growth - Initial Class	23.34%	-0.54%	8.67%
Fidelity VIP: Asset Mgr: Growth - Service Class B	23.15%	-0.65%	8.56%
Fidelity VIP: Asset Mgr: Growth - Service Class 2 C	23.03%	-0.78%	8.48%

A From January 3, 1995

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Initial Class on January 3, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of Fidelity® Variable Insurance Products: Asset Manager: Growth Portfolio

Equity markets snapped a three-year losing streak in 2003, rebounding amid historically low interest rates, improved corporate profits and a resurgent economy. Investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick end to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets, as did an astonishing 8.2% surge in third-quarter GDP growth. As a result of 2003's economic upturn, stocks soared: The Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Meanwhile, despite modestly higher interest rates, investment-grade bonds were up 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which returned only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes rose 3.07% and 2.59%, respectively.

During the past year, the fund easily outpaced both the Fidelity Asset Manager: Growth Composite Index, which rose 20.80%, and the LipperSM Variable Annuity Flexible Portfolio Funds Average, which returned 18.05%. Our asset allocation decisions largely drove the fund's results. After underweighting equities early in 2003 as they retreated, we shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Having increased our emphasis on high-yield securities during the fall of 2002 further boosted returns as that market rebounded sharply in 2003. The fund's above-average weighting in cash, however, detracted a bit. Despite gaining more than 26%, the fund's equities trailed the S&P 500® mainly due to overweighting lagging health care stocks, including drug distributor Cardinal Health and major drug makers such as Merck. Shying away from top-performing tech stocks such as Intel also hurt. Conversely, our aggressive positioning in financials contributed, led by sizable positions in such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. Avoiding poor-performing stable-growth consumer staples such as Wal-Mart, a big holding of the S&P®, also contributed to the fund's performance relative to the composite index. In fixed-income, the fund benefited mainly from a focus on beaten-down corporate bonds that staged big recoveries, with its high-yield and investment-grade holdings soundly beating the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Cardinal Health, Inc.	4.1
American International Group, Inc.	3.9
Clear Channel Communications, Inc.	3.7
Johnson & Johnson	2.9
Citigroup, Inc.	2.9
17.5
Top Five Market Sectors as of December 31, 2003
(stocks only)	% of fund's net assets
Financials	16.0
Health Care	13.8
Consumer Discretionary	8.7
Information Technology	6.9
Consumer Staples	6.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	70.9%
Bonds	19.6%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments	3.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 66.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.	25,300	$ 628,199
Media - 5.3%
Clear Channel Communications, Inc.	277,200	12,981,276
McGraw-Hill Companies, Inc.	7,600	531,392
Time Warner, Inc. (a)	283,000	5,091,170
		18,603,838
Multiline Retail - 0.2%
Barneys, Inc. warrants 4/1/08 (a)	170	3,400
Kohl's Corp. (a)	16,400	737,016
		740,416
Specialty Retail - 2.9%
Home Depot, Inc.	264,000	9,369,360
Limited Brands, Inc.	19,500	351,585
Office Depot, Inc. (a)	5,400	90,234
Staples, Inc. (a)	13,800	376,740
		10,187,919
Textiles Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	3,300	225,918
TOTAL CONSUMER DISCRETIONARY		30,386,290
CONSUMER STAPLES - 6.3%
Beverages - 1.7%
PepsiCo, Inc.	58,600	2,731,932
The Coca-Cola Co.	63,700	3,232,775
		5,964,707
Food & Staples Retailing - 1.8%
CVS Corp.	118,300	4,272,996
Safeway, Inc. (a)	90,200	1,976,282
		6,249,278
Food Products - 0.5%
Kraft Foods, Inc. Class A	10,500	338,310
Unilever NV (NY Shares)	23,900	1,551,110
		1,889,420
Household Products - 0.6%
Colgate-Palmolive Co.	4,100	205,205
Procter & Gamble Co.	17,100	1,707,948
		1,913,153
Personal Products - 0.8%
Alberto-Culver Co. Class B	44,900	2,832,292
Tobacco - 0.9%
Altria Group, Inc.	60,000	3,265,200
TOTAL CONSUMER STAPLES		22,114,050
ENERGY - 4.6%
Energy Equipment & Services - 2.3%
BJ Services Co. (a)	13,600	488,240
Cooper Cameron Corp. (a)	6,700	312,220

	Shares	Value (Note 1)
Diamond Offshore Drilling, Inc.	67,100	$ 1,376,221
ENSCO International, Inc.	49,200	1,336,764
GlobalSantaFe Corp.	70,100	1,740,583
Grant Prideco, Inc. (a)	10,700	139,314
Nabors Industries Ltd. (a)	12,100	502,150
Rowan Companies, Inc. (a)	13,000	301,210
Transocean, Inc. (a)	75,100	1,803,151
		7,999,853
Oil & Gas - 2.3%
ChevronTexaco Corp.	34,300	2,963,177
ConocoPhillips	60,523	3,968,493
Exxon Mobil Corp.	22,800	934,800
		7,866,470
TOTAL ENERGY		15,866,323
FINANCIALS - 16.0%
Capital Markets - 2.2%
Merrill Lynch & Co., Inc.	38,400	2,252,160
Morgan Stanley	93,500	5,410,845
		7,663,005
Commercial Banks - 1.8%
Bank of America Corp.	31,100	2,501,373
Bank One Corp.	51,200	2,334,208
Synovus Financial Corp.	22,800	659,376
Wachovia Corp.	15,337	714,551
		6,209,508
Diversified Financial Services - 2.9%
Citigroup, Inc.	203,600	9,882,744
Insurance - 6.3%
AFLAC, Inc.	36,200	1,309,716
Allmerica Financial Corp. (a)	31,800	978,486
AMBAC Financial Group, Inc.	13,000	902,070
American International Group, Inc.	207,000	13,719,960
China Life Insurance Co. Ltd. ADR (a)	1,000	32,970
Hartford Financial Services Group, Inc.	37,100	2,190,013
MBIA, Inc.	12,000	710,760
MetLife, Inc.	36,900	1,242,423
PartnerRe Ltd.	5,500	319,275
St. Paul Companies, Inc.	6,900	273,585
Travelers Property Casualty Corp. Class B	20,140	341,776
		22,021,034
Thrifts & Mortgage Finance - 2.8%
Fannie Mae	113,600	8,526,816
MGIC Investment Corp.	19,400	1,104,636
New York Community Bancorp, Inc.	5,500	209,275
		9,840,727
TOTAL FINANCIALS		55,617,018
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 13.8%
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	115,600	$ 3,528,112
Health Care Providers & Services - 4.4%
Cardinal Health, Inc.	237,850	14,546,895
Fountain View, Inc. (k)	224	3,754
Medco Health Solutions, Inc. (a)	19,259	654,613
UnitedHealth Group, Inc.	5,300	308,354
		15,513,616
Pharmaceuticals - 8.4%
Johnson & Johnson	196,100	10,130,526
Merck & Co., Inc.	198,600	9,175,320
Pfizer, Inc.	102,500	3,621,325
Recordati Spa	5,813	112,790
Schering-Plough Corp.	82,753	1,439,075
Wyeth	112,100	4,758,645
		29,237,681
TOTAL HEALTH CARE		48,279,409
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.4%
United Technologies Corp.	12,800	1,213,056
Commercial Services & Supplies - 0.3%
Aramark Corp. Class B	9,900	271,458
ChoicePoint, Inc. (a)	19,800	754,182
		1,025,640
Industrial Conglomerates - 3.0%
General Electric Co.	237,480	7,357,130
Tyco International Ltd.	122,700	3,251,550
		10,608,680
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	22,300	1,513,724
Road & Rail - 0.2%
CSX Corp.	11,200	402,528
Union Pacific Corp.	2,900	201,492
		604,020
TOTAL INDUSTRIALS		14,965,120
INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	23,086	560,759
Comverse Technology, Inc. (a)	48,500	853,115
Motorola, Inc.	88,120	1,239,848
		2,653,722
Computers & Peripherals - 1.3%
Dell, Inc. (a)	44,200	1,501,032
Hewlett-Packard Co.	108,300	2,487,651
Sun Microsystems, Inc. (a)	133,700	600,313
		4,588,996

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Celestica, Inc. (sub. vtg.) (a)	21,800	$ 328,714
Flextronics International Ltd. (a)	34,300	509,012
Jabil Circuit, Inc. (a)	16,600	469,780
Sanmina-SCI Corp. (a)	36,400	459,004
Solectron Corp. (a)	126,900	749,979
Thermo Electron Corp. (a)	10,700	269,640
		2,786,129
IT Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	11,000	599,060
First Data Corp.	36,700	1,508,003
		2,107,063
Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	14,000	450,800
KLA-Tencor Corp. (a)	2,200	129,074
Lam Research Corp. (a)	5,100	164,730
Linear Technology Corp.	3,100	130,417
Micron Technology, Inc. (a)	10,000	134,700
Novellus Systems, Inc. (a)	2,300	96,715
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	38,484	394,076
United Microelectronics Corp. sponsored ADR (a)	76,809	380,205
Xilinx, Inc. (a)	2,100	81,354
		1,962,071
Software - 2.8%
Microsoft Corp.	330,300	9,096,462
VERITAS Software Corp. (a)	21,300	791,508
		9,887,970
TOTAL INFORMATION TECHNOLOGY		23,985,951
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	19,900	827,243
Metals & Mining - 0.3%
Alcan, Inc.	16,500	770,432
Alcoa, Inc.	6,100	231,800
		1,002,232
Paper & Forest Products - 0.1%
Bowater, Inc.	4,100	189,871
International Paper Co.	3,200	137,952
		327,823
TOTAL MATERIALS		2,157,298
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.8%
BellSouth Corp.	61,800	1,748,940
Ono Finance PLC rights 5/31/09 (a)(f)	310	3
Qwest Communications International, Inc. (a)	369,200	1,594,944
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	221,000	$ 5,761,470
Verizon Communications, Inc.	113,800	3,992,104
		13,097,461
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	37,700	1,057,862
TOTAL TELECOMMUNICATION SERVICES		14,155,323
UTILITIES - 0.7%
Electric Utilities - 0.7%
Allegheny Energy, Inc. (a)	15,400	196,504
FirstEnergy Corp.	26,900	946,880
PG&E Corp. (a)	24,600	683,142
TXU Corp.	11,100	263,292
Wisconsin Energy Corp.	8,200	274,290
		2,364,108
Gas Utilities - 0.0%
NiSource, Inc.	10,200	223,788
TOTAL UTILITIES		2,587,896
TOTAL COMMON STOCKS (Cost $208,536,437)		230,114,678
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	1,300	53,300
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875% (a)	60	59,973
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	11	88
TOTAL NONCONVERTIBLE PREFERRED STOCKS		60,061
TOTAL PREFERRED STOCKS (Cost $97,969)		113,361
Corporate Bonds - 14.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 180,000	277,238
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	205,000	217,044
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.3%
Tyco International Group SA 3.125% 1/15/23	720,000	982,800
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	258,448
CIENA Corp. 3.75% 2/1/08	430,000	392,375
		650,823
TOTAL CONVERTIBLE BONDS		2,127,905
Nonconvertible Bonds - 13.5%
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	50,000	55,839
Dana Corp.:
9% 8/15/11	95,000	112,338
10.125% 3/15/10	190,000	219,450
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	40,000	43,200
Lear Corp. 8.11% 5/15/09	40,000	46,300
Stoneridge, Inc. 11.5% 5/1/12	10,000	11,750
United Components, Inc. 9.375% 6/15/13	50,000	54,500
		543,377
Automobiles - 0.1%
Case New Holland, Inc. 9.25% 8/1/11 (f)	190,000	212,800
General Motors Corp.:
7.2% 1/15/11	125,000	137,436
8.25% 7/15/23	20,000	22,708
8.375% 7/15/33	25,000	29,020
		401,964
Hotels, Restaurants & Leisure - 1.0%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	75,000	67,688
10.5% 7/15/11	215,000	217,150
Domino's, Inc. 8.25% 7/1/11 (f)	70,000	75,600
Florida Panthers Holdings, Inc. 9.875% 4/15/09	250,000	266,250
Gaylord Entertainment Co. 8% 11/15/13 (f)	60,000	63,000
Herbst Gaming, Inc. 10.75% 9/1/08	60,000	67,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Host Marriott LP 7.125% 11/1/13 (f)	$ 250,000	$ 256,250
Intrawest Corp. 7.5% 10/15/13 (f)	70,000	71,400
Mandalay Resort Group 6.5% 7/31/09	180,000	186,300
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	40,000	37,600
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	190,000	188,575
Premier Parks, Inc. 9.75% 6/15/07	108,000	113,508
Six Flags, Inc.:
8.875% 2/1/10	75,000	76,969
9.625% 6/1/14 (f)	240,000	250,800
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	265,000	284,875
Station Casinos, Inc. 8.375% 2/15/08	205,000	219,863
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	250,000	272,500
Tricon Global Restaurants, Inc. 8.875% 4/15/11	200,000	242,000
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	60,000	63,450
Wheeling Island Gaming, Inc. 10.125% 12/15/09	90,000	96,750
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	342,200
		3,460,228
Household Durables - 0.1%
KB Home 8.625% 12/15/08	180,000	199,800
Simmons Co. 7.875% 1/15/14 (f)	40,000	40,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	133,800
Telex Communications, Inc. 11.5% 10/15/08 (f)	60,000	63,600
WCI Communities, Inc. 7.875% 10/1/13 (f)	60,000	63,300
		500,700
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	175,000	200,375
Media - 1.6%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	70,000	75,775
AMC Entertainment, Inc. 9.5% 2/1/11	195,000	203,775
American Media Operations, Inc. 10.25% 5/1/09	20,000	21,250
AOL Time Warner, Inc. 7.625% 4/15/31	50,000	57,688
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	110,000	130,956

	Principal Amount	Value (Note 1)
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	$ 180,000	$ 120,600
8.625% 4/1/09	335,000	288,100
10% 4/1/09	585,000	520,650
Clear Channel Communications, Inc. 7.65% 9/15/10	50,000	58,527
Comcast Corp. 7.05% 3/15/33	30,000	32,634
Corus Entertainment, Inc. 8.75% 3/1/12	260,000	286,000
Cox Communications, Inc. 7.125% 10/1/12	40,000	46,137
CSC Holdings, Inc.:
7.625% 4/1/11	465,000	483,600
7.625% 7/15/18	90,000	93,150
7.875% 2/15/18	35,000	36,925
9.875% 2/15/13	100,000	104,000
EchoStar DBS Corp.:
9.125% 1/15/09	259,000	290,080
10.375% 10/1/07	175,000	191,844
Entravision Communications Corp. 8.125% 3/15/09	275,000	293,563
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	150,000	97,875
News America Holdings, Inc. 7.75% 12/1/45	50,000	59,117
Nextmedia Operating, Inc. 10.75% 7/1/11	100,000	113,750
PEI Holdings, Inc. 11% 3/15/10	165,000	191,400
PRIMEDIA, Inc. 7.625% 4/1/08	640,000	641,600
Radio One, Inc. 8.875% 7/1/11	335,000	368,500
Telewest PLC 11% 10/1/07 (c)	425,000	267,750
Videotron LTEE 6.875% 1/15/14 (f)	50,000	51,500
Vivendi Universal SA:
6.25% 7/15/08 (f)	90,000	94,950
9.25% 4/15/10	370,000	438,450
		5,660,146
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	170,000	163,200
Specialty Retail - 0.2%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	165,000	165,825
9% 6/15/12	20,000	21,200
Boise Cascade Corp.:
6.5% 11/1/10	100,000	104,000
7% 11/1/13	100,000	104,500
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	40,000	40,900
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	74,725
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	30,000	31,950
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	90,000	95,400
		638,500
TOTAL CONSUMER DISCRETIONARY		11,568,490
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Miller Brewing Co. 5.5% 8/15/13 (f)	$ 45,000	$ 45,974
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	72,746
Neighborcare, Inc. 6.875% 11/15/13 (f)	130,000	132,600
Rite Aid Corp. 6.875% 8/15/13	70,000	66,500
		271,846
Food Products - 0.4%
Central Garden & Pet Co. 9.125% 2/1/13	50,000	55,375
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	144,950
Corn Products International, Inc.:
8.25% 7/15/07	235,000	258,500
8.45% 8/15/09	50,000	55,875
Dean Foods Co.:
6.9% 10/15/17	40,000	40,800
8.15% 8/1/07	231,000	254,100
Doane Pet Care Co.:
9.75% 5/15/07	190,000	171,000
10.75% 3/1/10	180,000	187,200
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	30,000	32,700
Land O'Lakes, Inc.:
8.75% 11/15/11	65,000	55,250
9% 12/15/10 (f)	130,000	130,000
Michael Foods, Inc. 8% 11/15/13 (f)	40,000	41,800
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	50,000	51,750
		1,479,300
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	120,000	91,800
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	275,000	276,375
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	30,000	32,004
TOTAL CONSUMER STAPLES		2,197,299
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
Grant Prideco, Inc.:
9% 12/15/09	50,000	54,875
9.625% 12/1/07	110,000	122,650
Hanover Compressor Co. 8.625% 12/15/10	40,000	41,700
Key Energy Services, Inc. 8.375% 3/1/08	100,000	107,250
Kinder Morgan, Inc. 6.5% 9/1/12	25,000	27,587

	Principal Amount	Value (Note 1)
Seabulk International, Inc. 9.5% 8/15/13	$ 105,000	$ 109,200
SESI LLC 8.875% 5/15/11	30,000	32,250
		495,512
Oil & Gas - 0.8%
Chesapeake Energy Corp. 8.125% 4/1/11	75,000	83,625
Forest Oil Corp. 8% 12/15/11	120,000	129,000
General Maritime Corp. 10% 3/15/13	220,000	248,600
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	41,000	50,840
Petro-Canada yankee 7% 11/15/28	50,000	55,427
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	225,000	246,938
Range Resources Corp. 7.375% 7/15/13	135,000	135,000
Teekay Shipping Corp. 8.875% 7/15/11	505,000	573,175
The Coastal Corp.:
6.375% 2/1/09	65,000	58,013
6.5% 5/15/06	147,000	140,753
6.5% 6/1/08	315,000	286,256
7.5% 8/15/06	530,000	514,763
7.75% 6/15/10	230,000	217,063
9.625% 5/15/12	55,000	54,450
Vintage Petroleum, Inc. 8.25% 5/1/12	90,000	97,650
		2,891,553
TOTAL ENERGY		3,387,065
FINANCIALS - 2.1%
Capital Markets - 0.1%
Amvescap PLC 5.9% 1/15/07	25,000	27,017
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	22,260
Equinox Holdings Ltd. 9% 12/15/09 (f)	30,000	30,900
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	139,691
J.P. Morgan Chase & Co. 5.35% 3/1/07	30,000	32,109
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	102,425
Morgan Stanley:
5.3% 3/1/13	25,000	25,538
6.6% 4/1/12	40,000	44,674
		424,614
Commercial Banks - 0.1%
Bank of America Corp. 6.25% 4/15/12	70,000	77,166
Bank One NA, Chicago 3.7% 1/15/08	50,000	50,587
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Chase Manhattan Corp. New 6.375% 4/1/08	$ 20,000	$ 22,039
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,078
		193,870
Consumer Finance - 0.1%
American General Finance Corp. 5.875% 7/14/06	95,000	102,517
Capital One Bank 4.875% 5/15/08	50,000	51,458
Ford Motor Credit Co.:
7.375% 10/28/09	5,000	5,491
7.375% 2/1/11	100,000	108,994
Household Finance Corp.:
6.375% 10/15/11	15,000	16,518
6.375% 11/27/12	50,000	54,853
7% 5/15/12	5,000	5,702
Household International, Inc. 8.875% 2/15/08	25,000	28,094
MBNA America Bank NA 6.625% 6/15/12	30,000	33,084
MBNA Corp. 7.5% 3/15/12	45,000	52,282
		458,993
Diversified Financial Services - 1.6%
Ahold Finance USA, Inc. 8.25% 7/15/10	290,000	309,938
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	170,000	153,850
6.977% 11/23/22	16,088	14,560
7.377% 5/23/19	158,576	112,589
7.379% 5/23/16	37,296	26,480
7.8% 4/1/08	70,000	64,750
8.608% 10/1/12	120,000	109,800
10.18% 1/2/13	65,000	50,700
Arch Western Finance LLC 6.75% 7/1/13 (f)	165,000	168,300
ASIF Global Financing XVIII 3.85% 11/26/07 (f)	5,000	5,082
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	174,423	148,259
6.9% 1/2/17	152,150	126,285
7.373% 12/15/15	179,488	154,360
7.568% 12/1/06	60,000	49,800
7.73% 9/15/12	25,742	21,623
8.312% 10/2/12	131,338	112,951
8.388% 5/1/22	44,174	36,443
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13 (f)	80,000	84,400
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	30,000	27,600

	Principal Amount	Value (Note 1)
7.57% 11/18/10	$ 20,000	$ 20,719
7.711% 9/18/11	15,000	12,975
7.779% 11/18/05	70,000	65,100
7.779% 1/2/12	106,019	90,646
7.92% 5/18/12	275,000	248,993
10.06% 1/2/16	80,000	63,200
Deutsche Telekom International Finance BV:
5.25% 7/22/13	20,000	20,204
8.75% 6/15/30	75,000	95,807
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	60,000	66,900
9.875% 8/15/13 (f)	70,000	80,850
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	154,000	173,250
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	32,325
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	30,000	30,300
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	170,000	189,975
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(j)	100,000	103,000
11% 7/15/10 (f)	80,000	87,800
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	30,000	31,350
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	130,000	137,800
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	50,000	51,500
Nexstar Finance, Inc. 7% 1/15/14 (f)	60,000	60,300
NiSource Finance Corp. 7.875% 11/15/10	80,000	95,151
Northwest Airlines, Inc. pass thru trust certificates:
7.248% 7/2/14	128,622	92,607
7.626% 4/1/10	34,526	29,347
7.691% 4/1/17	18,345	15,226
7.95% 9/1/16	18,386	15,628
8.304% 9/1/10	102,729	88,347
Pemex Project Funding Master Trust:
6.125% 8/15/08	50,000	52,500
7.875% 2/1/09 (j)	100,000	112,900
Petronas Capital Ltd. 7% 5/22/12 (f)	55,000	62,652
Power Contract Financing LLC 6.256% 2/1/10 (f)	160,000	164,800
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(j)	100,000	100,138
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	40,000	41,000
Sheridan Group, Inc. 10.25% 8/15/11 (f)	70,000	74,200
Ship Finance International Ltd. 8.5% 12/15/13 (f)	590,000	590,000
Sprint Capital Corp. 6.875% 11/15/28	75,000	73,187
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.875% 12/15/13 (f)	$ 40,000	$ 40,400
Telecom Italia Capital 5.25% 11/15/13 (f)	50,000	50,100
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	30,000	31,650
U.S. Airways pass thru trust certificates 6.85% 7/30/19	57,067	53,785
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	300,000	350,250
Verizon Global Funding Corp. 7.25% 12/1/10	30,000	34,542
		5,609,174
Insurance - 0.0%
Principal Life Global Funding I 6.25% 2/15/12 (f)	25,000	27,230
Real Estate - 0.2%
Boston Properties, Inc. 6.25% 1/15/13	30,000	32,191
CenterPoint Properties Trust 6.75% 4/1/05	100,000	105,130
Duke Realty LP 6.875% 3/15/05	100,000	105,888
EOP Operating LP 7.75% 11/15/07	50,000	57,318
Regency Centers LP 6.75% 1/15/12	45,000	49,585
Senior Housing Properties Trust 8.625% 1/15/12	245,000	267,050
		617,162
Thrifts & Mortgage Finance - 0.0%
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,453
Washington Mutual, Inc.:
4.375% 1/15/08	20,000	20,561
5.625% 1/15/07	50,000	53,888
		159,902
TOTAL FINANCIALS		7,490,945
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	90,000	94,050
Health Care Providers & Services - 0.4%
AmeriPath, Inc. 10.5% 4/1/13	255,000	275,400
Fountain View, Inc. 9.25% 8/19/08 (e)	419,253	415,060
Genesis HealthCare Corp. 8% 10/15/13 (f)	30,000	31,200
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	70,000	70,875
National Nephrology Associates, Inc. 9% 11/1/11 (f)	40,000	41,800

	Principal Amount	Value (Note 1)
Psychiatric Solutions, Inc. 10.625% 6/15/13	$ 115,000	$ 129,375
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	34,169
6.375% 12/1/11	40,000	38,200
Triad Hospitals, Inc. 8.75% 5/1/09	205,000	221,913
		1,257,992
TOTAL HEALTH CARE		1,352,042
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	70,000	64,750
8.5% 10/1/10 (f)	20,000	21,400
8.875% 5/1/11	140,000	129,500
9.5% 11/1/08	160,000	156,800
Raytheon Co. 6.75% 8/15/07	50,000	55,396
Transdigm, Inc. 8.375% 7/15/11	60,000	63,900
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	90,000	92,250
		583,996
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	47,704	42,456
7.9% 12/15/09	30,000	24,600
8.3% 12/15/29	190,000	124,450
NWA Trust 10.23% 6/21/14	58,338	52,505
		244,011
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	70,000	77,000
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc. 7.625% 1/1/06	185,000	194,713
American Color Graphics, Inc. 10% 6/15/10	160,000	162,800
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	50,000	51,500
		409,013
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	40,000	43,200
Industrial Conglomerates - 0.1%
Koppers, Inc. 9.875% 10/15/13 (f)	40,000	44,100
Tyco International Group SA yankee:
6.375% 10/15/11	35,000	37,406
6.75% 2/15/11	100,000	109,250
		190,756
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	65,550
Cummins, Inc. 9.5% 12/1/10 (f)	80,000	92,000
Dresser, Inc. 9.375% 4/15/11	30,000	32,625
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	$ 55,000	$ 58,850
Terex Corp. 7.375% 1/15/14 (f)	180,000	181,800
		430,825
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	50,000	50,250
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	290,000	297,250
9.5% 10/1/08	40,000	43,400
TFM SA de CV yankee 11.75% 6/15/09	360,000	368,100
		708,750
TOTAL INDUSTRIALS		2,737,801
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14 (f)	100,000	101,000
Marconi Corp. PLC 8% 4/30/08 (f)	100,000	102,000
Motorola, Inc. 6.5% 11/15/28	25,000	24,748
Nortel Networks Corp. 6.125% 2/15/06	145,000	146,450
		374,198
IT Services - 0.2%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	125,000	87,500
8% 11/15/13 (f)	220,000	231,000
Iron Mountain, Inc. 6.625% 1/1/16	360,000	351,000
		669,500
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	515,000	547,188
7.625% 6/15/13	180,000	192,600
		739,788
Semiconductors & Semiconductor Equipment - 0.2%
AMI Semiconductor, Inc. 10.75% 2/1/13	52,000	61,880
Amkor Technology, Inc.:
7.75% 5/15/13	60,000	64,500
9.25% 2/15/08	20,000	22,750
10.5% 5/1/09	10,000	10,725
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	130,000	154,050
Semiconductor Note Partners Trust 0% 8/4/11 (f)	40,000	43,000
Viasystems, Inc. 10.5% 1/15/11 (f)	165,000	176,550
		533,455
TOTAL INFORMATION TECHNOLOGY		2,316,941

	Principal Amount	Value (Note 1)
MATERIALS - 1.3%
Chemicals - 0.5%
Avecia Group PLC 11% 7/1/09	$ 340,000	$ 311,100
Berry Plastics Corp. 10.75% 7/15/12 (f)	90,000	103,500
Compass Minerals Group, Inc. 10% 8/15/11	250,000	280,000
Equistar Chemicals LP/Equistar Funding Corp.:
10.625% 5/1/11 (f)	140,000	154,000
10.625% 5/1/11	55,000	60,088
Geon Co. 6.875% 12/15/05	25,000	24,125
Lyondell Chemical Co.:
9.625% 5/1/07	45,000	47,475
9.875% 5/1/07	135,000	141,750
11.125% 7/15/12	10,000	10,900
Nalco Co. 7.75% 11/15/11 (f)	70,000	74,375
PolyOne Corp.:
8.875% 5/1/12	120,000	109,800
10.625% 5/15/10	70,000	70,000
Resolution Performance Products LLC 8% 12/15/09 (f)	90,000	92,700
The Scotts Co. 6.625% 11/15/13 (f)	70,000	71,400
		1,551,213
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	60,000	48,900
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	80,000	80,800
BWAY Corp. 10% 10/15/10	80,000	87,000
Crown Cork & Seal, Inc.:
7.375% 12/15/26	15,000	13,500
8% 4/15/23	70,000	65,100
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	435,000	474,150
Owens-Illinois, Inc.:
7.15% 5/15/05	170,000	175,100
7.5% 5/15/10	70,000	71,575
7.8% 5/15/18	30,000	29,250
8.1% 5/15/07	150,000	158,250
Sealed Air Corp.:
5.625% 7/15/13 (f)	5,000	5,116
6.875% 7/15/33 (f)	15,000	15,877
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)	50,000	51,000
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	170,000	177,013
		1,452,631
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (d)	245,000	193,550
Falconbridge Ltd. yankee 7.35% 6/5/12	25,000	28,237
Massey Energy Co. 6.625% 11/15/10 (f)	70,000	71,575
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	38,500
		331,862
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. 8.5% 10/1/13	$ 65,000	$ 68,900
Georgia-Pacific Corp.:
8% 1/15/24 (f)	120,000	122,400
9.5% 12/1/11	275,000	319,000
International Paper Co.:
4.25% 1/15/09	5,000	5,020
5.5% 1/15/14	20,000	20,057
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	40,000	41,500
Norske Skog Canada Ltd. 8.625% 6/15/11	140,000	145,600
Stone Container Corp.:
8.375% 7/1/12	170,000	185,300
9.75% 2/1/11	205,000	225,500
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,274
		1,160,551
TOTAL MATERIALS		4,496,257
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
ACC Escrow Corp. 10% 8/1/11 (f)	100,000	110,500
AT&T Corp. 8.75% 11/15/31	35,000	40,900
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	60,000	63,750
France Telecom SA:
9% 3/1/11	25,000	30,027
9.75% 3/1/31	50,000	66,434
MCI Communications Corp.:
7.125% 6/15/27 (c)	55,000	44,344
7.75% 3/15/24 (c)	10,000	8,100
7.75% 3/23/25 (c)	15,000	12,113
8.25% 1/20/23 (c)	35,000	28,175
Qwest Corp. 9.125% 3/15/12 (e)(f)	140,000	160,650
Qwest Services Corp. 13.5% 12/15/10 (f)	800,000	968,000
SBC Communications, Inc. 6.25% 3/15/11	35,000	38,313
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	59,612
Telefonica Europe BV 7.75% 9/15/10	50,000	59,362
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	260,000	163,150
TELUS Corp. yankee 8% 6/1/11	100,000	116,929
Triton PCS, Inc.:
8.75% 11/15/11	85,000	83,088
9.375% 2/1/11	15,000	15,075
Verizon New York, Inc. 6.875% 4/1/12	50,000	55,325
		2,123,847

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.8%
American Tower Corp. 9.375% 2/1/09	$ 245,000	$ 259,700
AT&T Wireless Services, Inc. 8.75% 3/1/31	60,000	74,030
Crown Castle International Corp.:
7.5% 12/1/13 (f)	110,000	111,100
7.5% 12/1/13 (f)	120,000	121,200
9.5% 8/1/11	35,000	38,150
10.75% 8/1/11	110,000	124,300
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	190,000	218,975
Dobson Communications Corp. 8.875% 10/1/13	120,000	122,400
Millicom International Cellular SA 10% 12/1/13 (f)	120,000	126,000
Nextel Communications, Inc.:
7.375% 8/1/15	850,000	909,500
9.375% 11/15/09	30,000	32,700
9.5% 2/1/11	65,000	73,775
Nextel Partners, Inc. 8.125% 7/1/11	230,000	243,800
Rogers Wireless, Inc. 9.625% 5/1/11	230,000	273,700
Western Wireless Corp. 9.25% 7/15/13	140,000	148,400
		2,877,730
TOTAL TELECOMMUNICATION SERVICES		5,001,577
UTILITIES - 1.9%
Electric Utilities - 0.7%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	100,000	95,000
CMS Energy Corp.:
7.5% 1/15/09	160,000	165,200
7.625% 11/15/04	260,000	267,800
7.75% 8/1/10 (f)	265,000	278,581
8.5% 4/15/11	40,000	42,950
8.9% 7/15/08	60,000	65,025
9.875% 10/15/07	275,000	304,906
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,962
DTE Energy Co. 7.05% 6/1/11	15,000	16,820
Duke Capital Corp. 6.75% 2/15/32	55,000	55,541
FirstEnergy Corp. 6.45% 11/15/11	20,000	20,729
Illinois Power Co.:
7.5% 6/15/09	65,000	71,500
11.5% 12/15/10	200,000	242,000
Nevada Power Co.:
6.2% 4/15/04	25,000	25,156
10.875% 10/15/09	50,000	57,250
Pacific Gas & Electric Co.:
7.05% 3/1/24	55,000	55,275
10.375% 11/1/05 (f)(j)	430,000	434,300
PG&E Corp. 6.875% 7/15/08 (f)	80,000	86,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Public Service Co. of Colorado 7.875% 10/1/12	$ 25,000	$ 30,342
Southern California Edison Co. 7.625% 1/15/10	120,000	139,068
		2,492,005
Gas Utilities - 0.4%
ANR Pipeline, Inc. 8.875% 3/15/10	70,000	78,663
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	28,419
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	120,000	135,600
10.125% 7/15/13 (f)	180,000	207,000
El Paso Energy Corp.:
6.95% 12/15/07	95,000	91,319
7.375% 12/15/12	35,000	32,156
Northwest Pipeline Corp.:
6.625% 12/1/07	80,000	80,800
8.125% 3/1/10	70,000	77,350
Sonat, Inc. 6.75% 10/1/07	35,000	32,900
Southern Natural Gas Co. 8.875% 3/15/10	90,000	101,138
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	100,000	101,000
6.25% 1/15/08	215,000	220,913
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	41,000
		1,228,258
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 5/15/13 (f)	340,000	379,950
8.875% 2/15/11	46,000	50,198
9.375% 9/15/10	161,000	178,710
9.5% 6/1/09	248,000	275,280
Calpine Corp.:
6.9% 7/15/07 (f)(j)	353,937	345,089
8.5% 7/15/10 (f)	30,000	29,100
El Paso Corp. 7.875% 6/15/12	290,000	274,050
NRG Energy, Inc. 8% 12/15/13 (f)	230,000	241,500
Reliant Resources, Inc. 9.25% 7/15/10 (f)	145,000	151,888
Western Resources, Inc.:
7.125% 8/1/09	50,000	53,938
9.75% 5/1/07	180,000	204,300
Williams Companies, Inc.:
6.5% 8/1/06	140,000	144,900
6.75% 1/15/06	180,000	185,400
7.125% 9/1/11	185,000	195,638

	Principal Amount	Value (Note 1)
7.5% 1/15/31	$ 10,000	$ 10,125
7.625% 7/15/19	180,000	189,000
		2,909,066
TOTAL UTILITIES		6,629,329
TOTAL NONCONVERTIBLE BONDS		47,177,746
TOTAL CORPORATE BONDS (Cost $44,696,383)		49,305,651
U.S. Government and Government Agency Obligations - 2.5%

U.S. Government Agency Obligations - 0.3%
Fannie Mae:
5.5% 3/15/11	35,000	37,744
6.25% 2/1/11	130,000	143,709
Federal Home Loan Bank:
3.625% 11/14/08	390,000	392,241
5.8% 9/2/08	35,000	38,543
Freddie Mac:
3.625% 9/15/08	36,000	36,238
4% 6/12/13	87,000	81,209
5.875% 3/21/11	170,000	184,267
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		913,951
U.S. Treasury Inflation Protected Obligations - 0.0%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	201,462	200,014
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bills, yield at date of purchase 0.87% to 0.93% 2/19/04 to 3/11/04 (i)	1,030,000	1,028,508
U.S. Treasury Bonds:
6.25% 5/15/30	585,000	675,081
6.625% 2/15/27	50,000	59,721
8% 11/15/21	289,000	390,308
U.S. Treasury Notes:
1.875% 11/30/05	1,295,000	1,297,428
4.875% 2/15/12	3,625,000	3,839,100
6.5% 2/15/10	365,000	424,141
TOTAL U.S. TREASURY OBLIGATIONS		7,714,287
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,711,548)		8,828,252
U.S. Government Agency - Mortgage Securities - 2.2%

Fannie Mae - 1.9%
4.5% 10/1/33	249,638	239,003
5% 7/1/18	915,586	935,010
5.5% 1/1/34 (g)	1,331,356	1,348,414
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6% 4/1/13 to 4/1/33	$ 740,049	$ 776,598
6.5% 11/1/09 to 4/1/33	1,752,215	1,840,918
6.5% 1/1/19 (g)(h)	178,981	189,720
6.5% 1/1/19 (g)	500,000	530,000
6.5% 1/1/34 (g)	211,220	220,857
6.5% 1/1/34 (g)	250,000	261,406
7.5% 5/1/24 to 2/1/28	61,544	65,997
TOTAL FANNIE MAE		6,407,923
Freddie Mac - 0.1%
5% 1/1/34 (g)	400,000	395,000
7.5% 8/1/28	14,354	15,468
TOTAL FREDDIE MAC		410,468
Government National Mortgage Association - 0.2%
6.5% 8/15/27	149,568	158,173
7% 7/15/28 to 7/15/32	262,115	279,619
7.5% 1/15/26 to 8/15/28	161,746	173,757
8.5% 11/15/30	54,597	59,374
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		670,923
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,358,932)		7,489,314
Asset-Backed Securities - 0.1%

Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.9625% 7/15/11 (j)	25,000	25,012
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (j)	50,000	50,586
Discover Card Master Trust I Series 2003-4 Class B1, 1.47% 5/16/11 (j)	30,000	30,000
Ford Credit Auto Owner Trust Series 2001-B Class B, 5.71% 9/15/05	35,000	35,671
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	125,000	134,353
TOTAL ASSET-BACKED SECURITIES (Cost $265,364)		275,622
Collateralized Mortgage Obligations - 0.1%
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	$ 100,000	$ 106,069
Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,436
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $182,430)		211,505
Commercial Mortgage Securities - 0.4%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	49,423	52,973
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	75,390	81,484
Class B, 7.48% 2/1/08	80,000	88,995
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	15,000	15,915
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	145,600
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9822% 4/29/39 (f)(j)	320,000	259,600
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(j)	250,000	0
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	45,000	45,773
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (f)	100,000	92,574
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	53,933	54,202
Series 1996-1 Class E, 9.16% 4/15/28	500,000	374,239
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (f)	140,000	154,148
Class E2, 7.224% 11/15/07 (f)	100,000	109,099
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,790,022)		1,474,602
Municipal Securities - 0.0%
	Principal Amount	Value (Note 1)
Illinois Gen. Oblig. 5.1% 6/1/33	$ 40,000	$ 36,779
Oregon Gen. Oblig. 5.892% 6/1/27	10,000	10,406
TOTAL MUNICIPAL SECURITIES (Cost $50,000)		47,185
Foreign Government and Government Agency Obligations - 0.0%

Chilean Republic:
6.875% 4/28/09	50,000	56,549
7.125% 1/11/12	40,000	45,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $90,136)		102,299
Floating Rate Loans - 0.4%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (j)	355,000	338,138
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (j)	400,000	419,500
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. term loan 5.2643% 4/30/08 (j)	600,000	604,500
TOTAL FLOATING RATE LOANS (Cost $1,290,103)		1,362,138
Fixed-Income Funds - 0.2%
	Shares
Fidelity Ultra-Short Central Fund (Cost $749,983)	7,536	750,360
Money Market Funds - 14.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $49,421,815)	49,421,815	$ 49,421,815
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $323,241,122)		349,496,782
NET OTHER ASSETS - (0.2)%		(825,651)
NET ASSETS - 100%		$ 348,671,131
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Equity Index Contracts
59 S&P 500 Index Contracts	March 2004	$ 16,381,350	$ 396,421

The face value of futures purchased as a percentage of net assets - 4.7%
Swap Agreements
		Notional Amount
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	$ 275,000	2,597
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	235,000	2,631
		510,000	5,228
Swap Agreements - continued
	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 75,000	$ 8
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	75,000	866
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	75,000	135
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	April 2004	100,000	1,700
		325,000	2,709
		$ 835,000	$ 7,937
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,143,248 or 3.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,028,508.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,754 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fountain View, Inc.	8/19/03	$ 2
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	4.5%
AAA,AA,A	0.5%
BBB	0.7%
BB	3.6%
B	7.5%
CCC,CC,C	2.5%
Not Rated	0.3%
Equities	70.7%
Short-Term Investments and Net Other Assets	9.7%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,362,138 or 0.4% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $181,940,865 and $218,757,788, respectively, of which long-term U.S. government and government agency obligations aggregated $38,857,498 and $36,398,269, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,870 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $74,491,000 of which $54,731,000, $11,142,000 and $8,618,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $323,241,122) - See accompanying schedule		$ 349,496,782
Commitment to sell securities on a delayed delivery basis	(20,242)
Receivable for securities sold on a delayed delivery basis	20,251	9
Receivable for investments sold, regular delivery		1,305,827
Cash		15,492
Receivable for fund shares sold		25,271
Dividends receivable		339,222
Interest receivable		1,206,002
Receivable for daily variation on futures contracts		42,775
Unrealized gain on swap agreements		7,937
Prepaid expenses		1,930
Other receivables		6,954
Total assets		352,448,201

Liabilities
Payable for investments purchased Regular delivery	$ 308,727
Delayed delivery	2,943,803
Payable for fund shares redeemed	279,214
Accrued management fee	164,432
Distribution fees payable	1,881
Other affiliated payables	29,847
Other payables and accrued expenses	49,166
Total liabilities		3,777,070
Net Assets		$ 348,671,131
Net Assets consist of:
Paid in capital		$ 391,790,132
Undistributed net investment income		8,517,550
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,296,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,660,051
Net Assets		$ 348,671,131
Initial Class: Net Asset Value, offering price and redemption price per share ($335,285,308 ÷ 27,185,861 shares)		$ 12.33
Service Class: Net Asset Value, offering price and redemption price per share ($6,691,678 ÷ 546,053 shares)		$ 12.25
Service Class 2: Net Asset Value, offering price and redemption price per share ($6,694,145 ÷ 549,033 shares)		$ 12.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 3,710,949
Interest		5,823,595
Security lending		1,253
Total income		9,535,797

Expenses
Management fee	$ 1,816,560
Transfer agent fees	225,944
Distribution fees	19,249
Accounting and security lending fees	119,820
Non-interested trustees' compensation	1,538
Custodian fees and expenses	27,103
Audit	54,304
Legal	1,810
Miscellaneous	36,234
Total expenses before reductions	2,302,562
Expense reductions	(32,780)	2,269,782
Net investment income (loss)		7,266,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,572,550)
Foreign currency transactions	(3)
Futures contracts	2,629,684
Swap agreements	(884)
Total net realized gain (loss)		(6,943,753)
Change in net unrealized appreciation (depreciation) on: Investment securities	65,043,723
Assets and liabilities in foreign currencies	(186)
Futures contracts	464,605
Swap agreements	7,937
Delayed delivery commitments	9
Total change in net unrealized appreciation (depreciation)		65,516,088
Net gain (loss)		58,572,335
Net increase (decrease) in net assets resulting from operations		$ 65,838,350

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,266,015	$ 9,879,530
Net realized gain (loss)	(6,943,753)	(13,307,507)
Change in net unrealized appreciation (depreciation)	65,516,088	(59,841,478)
Net increase (decrease) in net assets resulting from operations	65,838,350	(63,269,455)
Distributions to shareholders from net investment income	(8,995,679)	(10,416,607)
Share transactions - net increase (decrease)	(2,618,363)	(45,895,376)
Total increase (decrease) in net assets	54,224,308	(119,581,438)

Net Assets
Beginning of period	294,446,823	414,028,261
End of period (including undistributed net investment income of $8,517,550 and undistributed net investment income of $11,827,058, respectively)	$ 348,671,131	$ 294,446,823
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	2,762,140	14,055	234,611
Reinvested	904,884	18,903	12,490
Redeemed	(4,008,936)	(81,582)	(93,999)
Net increase (decrease)	(341,912)	(48,624)	153,102
Dollars Sold	$ 30,831,473	$ 157,481	$ 2,571,962
Reinvested	8,695,938	180,711	119,030
Redeemed	(43,277,864)	(881,741)	(1,015,353)
Net increase (decrease)	$ (3,750,453)	$ (543,549)	$ 1,675,639

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 8,695,938	$ 180,711	$ 119,030
From net realized gain	-	-	-
Total	$ 8,695,938	$ 180,711	$ 119,030
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Income from Investment Operations
Net investment income (loss) C	.26	.32	.32	.42	.40
Net realized and unrealized gain (loss)	2.06	(2.23)	(1.31)	(2.52)	2.04
Total from investment operations	2.32	(1.91)	(.99)	(2.10)	2.44
Distributions from net investment income	(.32)	(.32)	(.39)	(.37)	(.41)
Distributions from net realized gain	-	-	(.47)	(1.50)	(.68)
Total distributions	(.32)	(.32)	(.86)	(1.87)	(1.09)
Net asset value, end of period	$ 12.33	$ 10.33	$ 12.56	$ 14.41	$ 18.38
Total Return A, B	23.34%	(15.53)%	(7.39)%	(12.47)%	15.26%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.73%	.69%	.71%
Expenses net of voluntary waivers, if any	.73%	.73%	.73%	.69%	.71%
Expenses net of all reductions	.72%	.69%	.72%	.68%	.70%
Net investment income (loss)	2.33%	2.88%	2.55%	2.61%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 335,285	$ 284,298	$ 399,273	$ 482,165	$ 580,555
Portfolio turnover rate	65%	149%	111%	147%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Income from Investment Operations
Net investment income (loss) C	.24	.30	.31	.40	.38
Net realized and unrealized gain (loss)	2.05	(2.20)	(1.32)	(2.50)	2.03
Total from investment operations	2.29	(1.90)	(1.01)	(2.10)	2.41
Distributions from net investment income	(.31)	(.30)	(.37)	(.36)	(.41)
Distributions from net realized gain	-	-	(.47)	(1.50)	(.68)
Total distributions	(.31)	(.30)	(.84)	(1.86)	(1.09)
Net asset value, end of period	$ 12.25	$ 10.27	$ 12.47	$ 14.32	$ 18.28
Total Return A, B	23.15%	(15.54)%	(7.57)%	(12.54)%	15.13%
Ratios to Average Net Assets D
Expenses before expense reductions	.85%	.84%	.83%	.80%	.82%
Expenses net of voluntary waivers, if any	.85%	.84%	.83%	.80%	.82%
Expenses net of all reductions	.84%	.80%	.82%	.79%	.81%
Net investment income (loss)	2.21%	2.77%	2.44%	2.50%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,692	$ 6,105	$ 9,542	$ 12,449	$ 10,825
Portfolio turnover rate	65%	149%	111%	147%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.22	.28	.28	.34
Net realized and unrealized gain (loss)	2.05	(2.21)	(1.30)	(1.96)
Total from investment operations	2.27	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.29)	(.38)	(.36)
Distributions from net realized gain	-	-	(.47)	(1.50)
Total distributions	(.29)	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 12.19	$ 10.21	$ 12.43	$ 14.30
Total Return B, C, D	23.03%	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.05%	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.05%	1.03%	1.00%	.97% A
Expenses net of all reductions	1.04%	.99%	.99%	.95% A
Net investment income (loss)	2.01%	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,694	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	65%	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Balanced - Initial Class	17.72%	1.14%	7.43%
Fidelity VIP: Balanced - Service Class B	17.53%	1.03%	7.33%
Fidelity VIP: Balanced - Service Class 2 C	17.41%	0.91%	7.26%

A From January 3, 1995.

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Variable Insurance Products: Balanced Portfolio

Equity markets snapped a three-year losing streak in 2003, rebounding amid historically low interest rates, improved corporate profits and a resurgent economy. Investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick end to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets, as did an astonishing 8.2% surge in third-quarter GDP growth. As a result of 2003's economic upturn, stocks soared: The Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Meanwhile, despite modestly higher interest rates, investment-grade bonds were up 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which returned only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes rose 3.07% and 2.59%, respectively.

During the past year, the fund modestly trailed both the Fidelity Balanced 60/40 Composite Index and the LipperSM Variable Annuity Balanced Funds Average, which returned 18.48% and 18.96%, respectively. The fund's equities contributed the most to absolute returns but were a drag on performance relative to its benchmarks. Our fixed-income investments, meanwhile, fared quite well on a relative basis. Specifically, we benefited from allocating part of the bond subportfolio to high-yield securities, which trounced investment-grade debt. Rebounding corporate bonds also helped our investment-grade holdings soundly beat the Lehman Brothers index. On the equity front, weak sector positioning more than offset good stock picking overall. Most of the shortfall versus the S&P 500® came in the second half of the period as I avoided surging technology stocks such as Intel. Overweighting weak telecommunication services stocks - most notably BellSouth - also hurt, as did retailers such as Kohl's. Conversely, I had some solid picks in the media group, led by large stakes in advertising giant Omnicom Group and satellite broadcaster EchoStar. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting the lagging large-cap drug stocks.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Omnicom Group, Inc.	4.0
Gillette Co.	3.6
Morgan Stanley	3.3
BellSouth Corp.	3.3
Wells Fargo & Co.	2.9
17.1
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	17.2
Consumer Discretionary	15.1
Consumer Staples	11.2
Telecommunication Services	6.6
Industrials	4.5
Asset Allocation as of December 31, 2003
% of fund's net assets*
Stocks	55.1%
Bonds	35.8%
Short-Term Investments and Net Other Assets	8.9%
Other Investments	0.2%
* Foreign investments	5.1%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable. The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed income central fund.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 55.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.3%
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	21,100	$ 838,303
Starwood Hotels & Resorts Worldwide, Inc. unit	15,100	543,147
		1,381,450
Household Durables - 0.1%
Garmin Ltd.	3,800	207,024
Media - 9.7%
Comcast Corp. Class A (special) (a)	39,600	1,238,688
E.W. Scripps Co. Class A	55,400	5,215,356
EchoStar Communications Corp. Class A (a)	294,800	10,023,200
News Corp. Ltd. ADR	63,500	2,292,350
Omnicom Group, Inc.	158,600	13,850,527
Pegasus Communications Corp. Class A (a)	25,600	718,848
Tribune Co.	6,400	330,240
		33,669,209
Multiline Retail - 1.4%
Barneys, Inc. warrants 4/1/08 (a)	120	2,400
Dollar Tree Stores, Inc. (a)	32,200	967,932
Kohl's Corp. (a)	82,200	3,694,068
Nordstrom, Inc.	4,300	147,490
		4,811,890
Specialty Retail - 0.4%
Hollywood Entertainment Corp. (a)	114,200	1,570,250
Textiles Apparel & Luxury Goods - 0.3%
Liz Claiborne, Inc.	29,000	1,028,340
TOTAL CONSUMER DISCRETIONARY		42,668,163
CONSUMER STAPLES - 10.6%
Beverages - 0.8%
Anheuser-Busch Companies, Inc.	11,100	584,748
The Coca-Cola Co.	41,900	2,126,425
		2,711,173
Food & Staples Retailing - 3.3%
Costco Wholesale Corp. (a)	21,200	788,216
Sysco Corp.	27,500	1,023,825
Wal-Mart Stores, Inc.	132,900	7,050,345
Walgreen Co.	69,900	2,542,962
		11,405,348
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	62,400	1,878,240
Unilever PLC sponsored ADR	10,400	391,040
		2,269,280

	Shares	Value (Note 1)
Household Products - 1.6%
Colgate-Palmolive Co.	42,300	$ 2,117,115
Kimberly-Clark Corp.	55,800	3,297,222
		5,414,337
Personal Products - 3.6%
Gillette Co.	336,600	12,363,318
Tobacco - 0.7%
Altria Group, Inc.	45,950	2,500,599
TOTAL CONSUMER STAPLES		36,664,055
ENERGY - 2.7%
Oil & Gas - 2.7%
BP PLC sponsored ADR	63,600	3,138,660
Exxon Mobil Corp.	155,932	6,393,212
		9,531,872
FINANCIALS - 13.3%
Capital Markets - 7.1%
Goldman Sachs Group, Inc.	54,000	5,331,420
Merrill Lynch & Co., Inc.	134,800	7,906,020
Morgan Stanley	198,400	11,481,408
		24,718,848
Commercial Banks - 3.3%
Bank One Corp.	30,500	1,390,495
Wells Fargo & Co.	171,000	10,070,190
		11,460,685
Consumer Finance - 0.5%
American Express Co.	34,100	1,644,643
Insurance - 2.2%
Allstate Corp.	42,200	1,815,444
American International Group, Inc.	65,550	4,344,654
PartnerRe Ltd.	19,200	1,114,560
Travelers Property Casualty Corp. Class B	22,800	386,916
		7,661,574
Real Estate - 0.2%
Equity Office Properties Trust	28,000	802,200
TOTAL FINANCIALS		46,287,950
HEALTH CARE - 2.9%
Biotechnology - 0.5%
Amgen, Inc. (a)	29,400	1,816,920
Health Care Equipment & Supplies - 0.9%
Alcon, Inc.	20,800	1,259,232
Medtronic, Inc.	33,200	1,613,852
		2,873,084
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 1.5%
Allergan, Inc.	16,500	$ 1,267,365
Pfizer, Inc.	113,600	4,013,488
		5,280,853
TOTAL HEALTH CARE		9,970,857
INDUSTRIALS - 3.8%
Aerospace & Defense - 1.1%
EADS NV	19,200	455,259
Lockheed Martin Corp.	19,500	1,002,300
Northrop Grumman Corp.	13,900	1,328,840
United Technologies Corp.	10,200	966,654
		3,753,053
Airlines - 0.8%
Continental Airlines, Inc. Class B (a)	97,900	1,592,833
MAIR Holdings, Inc. (a)	2,493	18,149
Northwest Airlines Corp. (a)	47,800	603,236
Southwest Airlines Co.	31,200	503,568
		2,717,786
Building Products - 0.1%
American Standard Companies, Inc. (a)	4,200	422,940
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	15,600	873,912
Industrial Conglomerates - 1.1%
General Electric Co.	122,600	3,798,148
Machinery - 0.0%
Illinois Tool Works, Inc.	2,100	176,211
Road & Rail - 0.4%
Union Pacific Corp.	19,900	1,382,652
TOTAL INDUSTRIALS		13,124,702
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	164,300	3,990,847
Nokia Corp. sponsored ADR	4,200	71,400
		4,062,247
Computers & Peripherals - 0.0%
Diebold, Inc.	300	16,161
Lexmark International, Inc. Class A (a)	2,400	188,736
		204,897
IT Services - 0.4%
Paychex, Inc.	39,600	1,473,120
Software - 2.1%
Microsoft Corp.	261,500	7,201,710
TOTAL INFORMATION TECHNOLOGY		12,941,974

	Shares	Value (Note 1)
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	4,200	$ 268,884
Praxair, Inc.	800	30,560
		299,444
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 5.2%
BellSouth Corp.	403,900	11,430,370
SBC Communications, Inc.	113,970	2,971,198
Verizon Communications, Inc.	101,100	3,546,588
		17,948,156
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (f)	163	163
TOTAL TELECOMMUNICATION SERVICES		17,948,319
UTILITIES - 0.5%
Electric Utilities - 0.5%
Entergy Corp.	32,900	1,879,577
FPL Group, Inc.	400	26,168
		1,905,745
TOTAL COMMON STOCKS (Cost $160,919,358)		191,343,081
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	620	66,030
Series H, 11.75%	835	88,928
PRIMEDIA, Inc. Series D, 10.00%	80	7,760
		162,718
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $157,622)		162,718
Corporate Bonds - 13.2%
	Principal Amount
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	$ 410,000	219,350
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	150,000	152,250
TOTAL CONVERTIBLE BONDS		371,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 13.1%
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 150,000	$ 167,516
Dana Corp.:
6.25% 3/1/04	50,000	50,000
6.5% 3/1/09	30,000	31,200
9% 8/15/11	30,000	35,475
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	30,000	32,400
Navistar International Corp. 8% 2/1/08	35,000	35,875
Stoneridge, Inc. 11.5% 5/1/12	15,000	17,625
United Components, Inc. 9.375% 6/15/13	30,000	32,700
		402,791
Automobiles - 0.4%
Case New Holland, Inc. 9.25% 8/1/11 (f)	110,000	123,200
General Motors Corp.:
7.2% 1/15/11	500,000	549,743
8.25% 7/15/23	350,000	397,393
8.375% 7/15/33	120,000	139,298
		1,209,634
Hotels, Restaurants & Leisure - 0.5%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	70,000	63,175
10.5% 7/15/11	220,000	222,200
Domino's, Inc. 8.25% 7/1/11 (f)	40,000	43,200
Friendly Ice Cream Corp. 10.5% 12/1/07	170,000	176,163
Gaylord Entertainment Co. 8% 11/15/13 (f)	40,000	42,000
Herbst Gaming, Inc. 10.75% 9/1/08	60,000	67,500
Intrawest Corp. 7.5% 10/15/13 (f)	40,000	40,800
Mandalay Resort Group 6.5% 7/31/09	95,000	98,325
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	80,000	82,200
8.375% 7/1/11	20,000	21,800
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	30,000	28,200
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	110,000	109,175
Premier Parks, Inc. 9.75% 6/15/07	121,000	127,171
Six Flags, Inc.:
8.875% 2/1/10	30,000	30,788
9.625% 6/1/14 (f)	140,000	146,300
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	55,000	59,950
Tricon Global Restaurants, Inc. 7.65% 5/15/08	40,000	45,400
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	125,000	144,375

	Principal Amount	Value (Note 1)
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	$ 29,000	$ 30,668
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	107,500
		1,686,890
Household Durables - 0.1%
Beazer Homes USA, Inc. 8.375% 4/15/12	20,000	22,050
D.R. Horton, Inc. 8.5% 4/15/12	10,000	11,350
Simmons Co. 7.875% 1/15/14 (f)	30,000	30,150
Standard Pacific Corp. 7.75% 3/15/13	150,000	159,750
Telex Communications, Inc. 11.5% 10/15/08 (f)	40,000	42,400
WCI Communities, Inc. 7.875% 10/1/13 (f)	40,000	42,200
William Lyon Homes, Inc. 10.75% 4/1/13	95,000	107,825
		415,725
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	123,600
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	100,000	114,500
Media - 1.5%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	40,000	43,300
AMC Entertainment, Inc.:
9.5% 3/15/09	35,000	36,050
9.875% 2/1/12	35,000	38,325
American Media Operations, Inc. 10.25% 5/1/09	60,000	63,750
AOL Time Warner, Inc. 7.625% 4/15/31	200,000	230,754
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	773,831
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11 (f)	20,000	21,850
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	116,000	77,720
9.625% 11/15/09	270,000	236,925
Clear Channel Communications, Inc. 7.65% 9/15/10	200,000	234,108
Comcast Corp. 7.05% 3/15/33	150,000	163,172
Continental Cablevision, Inc. 9% 9/1/08	200,000	241,158
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	264,000
Cox Communications, Inc. 7.125% 10/1/12	195,000	224,916
CSC Holdings, Inc.:
7.625% 4/1/11	170,000	176,800
7.875% 2/15/18	45,000	47,475
9.875% 2/15/13	125,000	130,000
Diamond Holdings PLC yankee 9.125% 2/1/08	50,000	51,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp. 10.375% 10/1/07	$ 345,000	$ 378,206
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	90,000	58,725
LBI Media, Inc. 10.125% 7/15/12	230,000	261,625
LodgeNet Entertainment Corp. 9.5% 6/15/13	20,000	21,800
News America Holdings, Inc.:
7.375% 10/17/08	200,000	228,185
7.75% 12/1/45	100,000	118,235
PEI Holdings, Inc. 11% 3/15/10	40,000	46,400
PRIMEDIA, Inc.:
7.625% 4/1/08	260,000	260,650
8.875% 5/15/11	15,000	15,600
Rogers Cablesystems Ltd. yankee 11% 12/1/15	10,000	11,600
Telewest PLC:
11% 10/1/07 (c)	30,000	18,900
yankee 9.625% 10/1/06 (c)	90,000	55,350
Time Warner, Inc. 6.625% 5/15/29	105,000	107,906
Videotron LTEE 6.875% 1/15/14 (f)	30,000	30,900
Vivendi Universal SA 6.25% 7/15/08 (f)	265,000	279,575
Yell Finance BV 0% 8/1/11 (d)	85,000	77,775
		5,027,316
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	120,000	115,200
Specialty Retail - 0.2%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	110,000	110,550
9% 6/15/12	15,000	15,900
Boise Cascade Corp.:
6.5% 11/1/10	60,000	62,400
7% 11/1/13	60,000	62,700
Gap, Inc. 10.55% 12/15/08	15,000	18,469
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	30,000	30,675
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	20,000	21,300
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	60,000	63,600
United Auto Group, Inc. 9.625% 3/15/12	90,000	100,800
		486,394
TOTAL CONSUMER DISCRETIONARY		9,582,050
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Miller Brewing Co. 5.5% 8/15/13 (f)	210,000	214,545
Food & Staples Retailing - 0.2%
Kroger Co. 6.8% 4/1/11	195,000	218,239
Neighborcare, Inc. 6.875% 11/15/13 (f)	80,000	81,600
Rite Aid Corp.:
6% 12/15/05 (f)	35,000	35,000

	Principal Amount	Value (Note 1)
8.125% 5/1/10	$ 60,000	$ 63,900
9.5% 2/15/11	60,000	67,800
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	120,000	111,000
		577,539
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	192,500
Del Monte Corp. 9.25% 5/15/11	145,000	159,500
Doane Pet Care Co.:
9.75% 5/15/07	125,000	112,500
10.75% 3/1/10	45,000	46,800
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	20,000	21,800
Land O'Lakes, Inc.:
8.75% 11/15/11	40,000	34,000
9% 12/15/10 (f)	80,000	80,000
Michael Foods, Inc. 8% 11/15/13 (f)	30,000	31,350
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	30,000	31,050
		709,500
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	20,000	21,000
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	80,000	61,200
		82,200
Personal Products - 0.0%
Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV 10.75% 5/15/11	40,000	43,200
Revlon Consumer Products Corp. 12% 12/1/05	125,000	125,625
		168,825
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	175,000	186,689
Philip Morris Companies, Inc. 7.75% 1/15/27	275,000	296,716
		483,405
TOTAL CONSUMER STAPLES		2,236,014
ENERGY - 0.4%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	12,000	12,330
Grant Prideco, Inc. 9% 12/15/09	20,000	21,950
Hanover Compressor Co. 8.625% 12/15/10	30,000	31,275
Kinder Morgan, Inc. 6.5% 9/1/12	100,000	110,350
Seabulk International, Inc. 9.5% 8/15/13	60,000	62,400
Universal Compression, Inc. 7.25% 5/15/10	115,000	119,025
		357,330
Oil & Gas - 0.3%
Chesapeake Energy Corp. 7.5% 9/15/13	70,000	75,688
El Paso Production Holding Co. 7.75% 6/1/13 (f)	180,000	176,850
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
General Maritime Corp. 10% 3/15/13	$ 125,000	$ 141,250
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	20,000	24,800
Nuevo Energy Co.:
9.375% 10/1/10	20,000	21,900
9.5% 6/1/08	13,000	13,650
Overseas Shipholding Group, Inc. 8.25% 3/15/13	110,000	117,700
Plains Exploration & Production Co. LP:
Series B, 8.75% 7/1/12	60,000	65,850
8.75% 7/1/12	50,000	54,875
Range Resources Corp. 7.375% 7/15/13	80,000	80,000
Teekay Shipping Corp. 8.875% 7/15/11	200,000	227,000
The Coastal Corp.:
6.375% 2/1/09	10,000	8,925
6.5% 5/15/06	25,000	23,938
6.5% 6/1/08	75,000	68,156
7.5% 8/15/06	80,000	77,700
7.75% 6/15/10	45,000	42,469
		1,220,751
TOTAL ENERGY		1,578,081
FINANCIALS - 3.8%
Capital Markets - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	35,000	37,055
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	200,000	222,604
Equinox Holdings Ltd. 9% 12/15/09 (f)	20,000	20,600
Goldman Sachs Group, Inc. 6.6% 1/15/12	410,000	458,187
J.P. Morgan Chase & Co. 5.35% 3/1/07	125,000	133,787
Merrill Lynch & Co., Inc.:
3.125% 7/15/08	105,000	103,152
4% 11/15/07	150,000	153,637
4.125% 1/15/09	50,000	50,547
Morgan Stanley:
5.3% 3/1/13	100,000	102,151
6.6% 4/1/12	160,000	178,694
		1,460,414
Commercial Banks - 0.3%
Bank of America Corp. 6.25% 4/15/12	125,000	137,797
Bank One NA, Chicago 3.7% 1/15/08	220,000	222,581
Chase Manhattan Corp. New 6.375% 4/1/08	75,000	82,647
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	154,274
Korea Development Bank 7.375% 9/17/04	60,000	61,743

	Principal Amount	Value (Note 1)
PNC Funding Corp. 5.75% 8/1/06	$ 155,000	$ 166,409
Popular North America, Inc. 6.125% 10/15/06	145,000	157,612
		983,063
Consumer Finance - 0.6%
American General Finance Corp.:
2.75% 6/15/08	20,000	19,253
5.875% 7/14/06	480,000	517,982
AmeriCredit Corp. 9.875% 4/15/06	25,000	25,938
Capital One Bank 4.875% 5/15/08	125,000	128,644
Ford Motor Credit Co. 7.375% 10/28/09	525,000	576,535
Household Finance Corp.:
6.375% 10/15/11	260,000	286,308
6.375% 11/27/12	50,000	54,853
7% 5/15/12	40,000	45,615
Household International, Inc. 8.875% 2/15/08	150,000	168,564
MBNA Corp.:
6.25% 1/17/07	120,000	130,643
7.5% 3/15/12	175,000	203,321
		2,157,656
Diversified Financial Services - 1.9%
Ahold Finance USA, Inc.:
6.25% 5/1/09	65,000	64,431
6.875% 5/1/29	50,000	44,500
8.25% 7/15/10	145,000	154,969
Alliance Capital Management LP 5.625% 8/15/06	150,000	159,894
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	115,000	104,075
6.977% 11/23/22	12,066	10,920
7.377% 5/23/19	104,326	74,072
7.379% 5/23/16	33,152	23,538
8.608% 10/1/12	75,000	68,625
10.18% 1/2/13	45,000	35,100
Arch Western Finance LLC 6.75% 7/1/13 (f)	125,000	127,500
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	129,300
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	75,000	75,000
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	7,926	6,499
6.9% 1/2/17	76,075	63,142
7.373% 12/15/15	96,389	82,895
7.568% 12/1/06	40,000	33,200
7.73% 9/15/12	30,423	25,555
8.312% 10/2/12	39,401	33,885
8.321% 11/1/06	10,000	9,750
8.388% 5/1/22	22,087	18,222
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13 (f)	50,000	52,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	$ 20,000	$ 18,400
7.57% 11/18/10	45,000	46,617
7.779% 1/2/12	345,713	295,585
7.92% 5/18/12	50,000	45,271
Deutsche Telekom International Finance BV:
5.25% 7/22/13	90,000	90,920
8.75% 6/15/30	250,000	319,357
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	40,000	44,600
9.875% 8/15/13 (f)	40,000	46,200
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	17,000	19,125
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	90,000	90,900
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	130,000	145,275
Huntsman Advanced Materials LLC 11% 7/15/10 (f)	40,000	43,900
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	20,000	20,900
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	80,000	84,800
MSW Energy Holding LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	20,000	21,800
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	30,000	30,900
Nexstar Finance, Inc. 7% 1/15/14 (f)	40,000	40,200
NiSource Finance Corp. 7.875% 11/15/10	395,000	469,809
Northern Telecom Capital Corp. 7.875% 6/15/26	45,000	45,000
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	25,212	21,682
7.626% 4/1/10	21,579	18,342
7.67% 1/2/15	21,851	17,808
Pemex Project Funding Master Trust:
6.125% 8/15/08	400,000	420,000
7.875% 2/1/09 (i)	180,000	203,220
Petronas Capital Ltd. 7% 5/22/12 (f)	395,000	449,953
Power Contract Financing LLC 6.256% 2/1/10 (f)	90,000	92,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	120,000	120,300
7% 8/3/09	60,000	58,800
7.75% 8/15/06	270,000	279,450
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(i)	215,000	215,298
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	30,000	30,750
Sheridan Group, Inc. 10.25% 8/15/11 (f)	40,000	42,400

	Principal Amount	Value (Note 1)
Ship Finance International Ltd. 8.5% 12/15/13 (f)	$ 360,000	$ 360,000
Sprint Capital Corp. 6.875% 11/15/28	295,000	287,870
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.875% 12/15/13 (f)	30,000	30,300
Telecom Italia Capital 5.25% 11/15/13 (f)	250,000	250,498
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	20,000	21,100
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	43,763
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	110,000	128,425
Verizon Global Funding Corp. 7.25% 12/1/10	140,000	161,194
Western Financial Bank 9.625% 5/15/12	25,000	27,813
		6,599,047
Insurance - 0.1%
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	107,070
6.25% 2/15/12 (f)	85,000	92,582
		199,652
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13	125,000	134,130
BRE Properties, Inc. 5.95% 3/15/07	250,000	268,024
CenterPoint Properties Trust 6.75% 4/1/05	100,000	105,130
EOP Operating LP 7% 7/15/11	200,000	225,682
ERP Operating LP 7.1% 6/23/04	200,000	204,931
LNR Property Corp. 7.625% 7/15/13	50,000	52,000
ProLogis 6.7% 4/15/04	55,000	55,860
Senior Housing Properties Trust:
7.875% 4/15/15	40,000	42,000
8.625% 1/15/12	80,000	87,200
		1,174,957
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	181,587
Washington Mutual, Inc.:
4.375% 1/15/08	90,000	92,523
5.625% 1/15/07	250,000	269,441
		543,551
TOTAL FINANCIALS		13,118,340
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	50,000	52,250
Health Care Providers & Services - 0.2%
AmeriPath, Inc. 10.5% 4/1/13	125,000	135,000
Fountain View, Inc. 9.25% 8/19/08 (e)	115,000	113,850
Genesis HealthCare Corp. 8% 10/15/13 (f)	20,000	20,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	$ 40,000	$ 40,500
National Nephrology Associates, Inc. 9% 11/1/11 (f)	30,000	31,350
Psychiatric Solutions, Inc. 10.625% 6/15/13	75,000	84,375
Rotech Healthcare, Inc. 9.5% 4/1/12	75,000	78,000
Tenet Healthcare Corp. 6.375% 12/1/11	25,000	23,875
		527,750
TOTAL HEALTH CARE		580,000
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	75,000	69,375
8.5% 10/1/10 (f)	20,000	21,400
8.875% 5/1/11	40,000	37,000
9.5% 11/1/08	10,000	9,800
Orbital Sciences Corp. 9% 7/15/11	60,000	64,200
Raytheon Co. 8.3% 3/1/10	250,000	299,977
Transdigm, Inc. 8.375% 7/15/11	40,000	42,600
		544,352
Airlines - 0.1%
Delta Air Lines, Inc.:
7.9% 12/15/09	10,000	8,200
8.3% 12/15/29	30,000	19,650
Northwest Airlines, Inc.:
7.875% 3/15/08	255,000	211,650
9.875% 3/15/07	30,000	27,600
		267,100
Building Products - 0.0%
FastenTech, Inc. 11.5% 5/1/11 (f)	50,000	53,500
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	55,000	60,500
Nortek, Inc.:
9.125% 9/1/07	10,000	10,325
9.25% 3/15/07	20,000	20,600
		144,925
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	31,575
10% 8/1/09	10,000	10,850
American Color Graphics, Inc. 10% 6/15/10	85,000	86,488
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	30,000	30,900
		159,813
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	30,000	32,400

	Principal Amount	Value (Note 1)
Industrial Conglomerates - 0.2%
Koppers, Inc. 9.875% 10/15/13 (f)	$ 30,000	$ 33,075
Tyco International Group SA yankee:
5.8% 8/1/06	55,000	58,163
6.375% 2/15/06	15,000	15,975
6.75% 2/15/11	400,000	437,000
7% 6/15/28	35,000	36,356
		580,569
Machinery - 0.2%
Cummins, Inc. 9.5% 12/1/10 (f)	50,000	57,500
Dresser, Inc. 9.375% 4/15/11	30,000	32,625
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	181,900
Terex Corp.:
7.375% 1/15/14 (f)	110,000	111,100
9.25% 7/15/11	195,000	214,500
		597,625
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	40,000	40,200
Road & Rail - 0.0%
TFM SA de CV yankee:
10.25% 6/15/07	20,000	21,000
11.75% 6/15/09	60,000	61,350
		82,350
TOTAL INDUSTRIALS		2,449,334
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14 (f)	70,000	70,700
Marconi Corp. PLC 8% 4/30/08 (f)	70,000	71,400
Motorola, Inc. 6.5% 11/15/28	110,000	108,892
Nortel Networks Corp. 6.125% 2/15/06	80,000	80,800
Northern Telecom Ltd. yankee 6.875% 9/1/23	30,000	28,500
		360,292
Electronic Equipment & Instruments - 0.0%
Jabil Circuit, Inc. 5.875% 7/15/10	40,000	42,000
Solectron Corp. 7.375% 3/1/06	115,000	119,313
		161,313
IT Services - 0.1%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	80,000	56,000
8% 11/15/13 (f)	150,000	157,500
Iron Mountain, Inc. 6.625% 1/1/16	210,000	204,750
		418,250
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	150,000	159,375
7.15% 8/1/04	5,000	5,113
7.2% 4/1/16	120,000	121,200
7.625% 6/15/13	70,000	74,900
		360,588
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.2%
AMI Semiconductor, Inc. 10.75% 2/1/13	$ 39,000	$ 46,410
Amkor Technology, Inc.:
7.75% 5/15/13	175,000	188,125
9.25% 2/15/08	20,000	22,750
10.5% 5/1/09	35,000	37,538
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	80,000	86,000
Semiconductor Note Partners Trust 0% 8/4/11 (f)	30,000	32,250
Viasystems, Inc. 10.5% 1/15/11 (f)	110,000	117,700
		530,773
TOTAL INFORMATION TECHNOLOGY		1,831,216
MATERIALS - 1.1%
Chemicals - 0.3%
Avecia Group PLC 11% 7/1/09	75,000	68,625
Berry Plastics Corp. 10.75% 7/15/12 (f)	60,000	69,000
Equistar Chemicals LP/Equistar Funding Corp.:
10.625% 5/1/11 (f)	90,000	99,000
10.625% 5/1/11	35,000	38,238
Geon Co. 6.875% 12/15/05	15,000	14,475
Huntsman International LLC 9.875% 3/1/09 (f)	60,000	65,700
Lyondell Chemical Co.:
9.625% 5/1/07	30,000	31,650
9.875% 5/1/07	55,000	57,750
11.125% 7/15/12	5,000	5,450
Methanex Corp. yankee 7.75% 8/15/05	155,000	163,525
Millennium America, Inc.:
9.25% 6/15/08	40,000	43,800
9.25% 6/15/08 (f)	30,000	32,850
Nalco Co. 7.75% 11/15/11 (f)	50,000	53,125
PolyOne Corp.:
8.875% 5/1/12	65,000	59,475
10.625% 5/15/10	35,000	35,000
Resolution Performance Products LLC:
8% 12/15/09 (f)	60,000	61,800
9.5% 4/15/10	35,000	35,875
13.5% 11/15/10	10,000	8,650
The Scotts Co. 6.625% 11/15/13 (f)	50,000	51,000
		994,988
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	140,000	161,000
Containers & Packaging - 0.4%
Anchor Glass Container Corp. 11% 2/15/13	60,000	69,750
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	40,000	32,600
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	55,000	55,550

	Principal Amount	Value (Note 1)
BWAY Corp. 10% 10/15/10	$ 40,000	$ 43,500
Crown Cork & Seal, Inc.:
7.375% 12/15/26	10,000	9,000
8% 4/15/23	45,000	41,850
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	130,000	131,300
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	50,000	52,250
8.25% 5/15/13	105,000	113,925
8.75% 11/15/12	25,000	27,750
8.875% 2/15/09	185,000	201,650
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	46,350
7.35% 5/15/08	295,000	292,050
7.5% 5/15/10	20,000	20,450
7.8% 5/15/18	45,000	43,875
Sealed Air Corp.:
5.625% 7/15/13 (f)	30,000	30,699
6.875% 7/15/33 (f)	60,000	63,510
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)	30,000	30,600
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	115,000	119,744
		1,426,403
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (d)	80,000	63,200
Falconbridge Ltd. yankee 7.35% 6/5/12	100,000	112,946
Massey Energy Co. 6.625% 11/15/10 (f)	40,000	40,900
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	38,500
		255,546
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. 8.5% 10/1/13	40,000	42,400
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	33,994
7.5% 5/15/06	120,000	126,600
8% 1/15/24 (f)	80,000	81,600
8.125% 5/15/11	120,000	132,150
8.875% 5/15/31	20,000	21,800
9.625% 3/15/22	25,000	26,000
International Paper Co.:
4.25% 1/15/09	35,000	35,143
5.5% 1/15/14	95,000	95,273
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	20,000	20,750
Norske Skog Canada Ltd. 8.625% 6/15/11	150,000	156,000
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,094
		880,804
TOTAL MATERIALS		3,718,741
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.7%
ACC Escrow Corp. 10% 8/1/11 (f)	100,000	110,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
AT&T Corp. 8.75% 11/15/31	$ 150,000	$ 175,284
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	40,000	42,500
France Telecom SA:
9% 3/1/11	150,000	180,162
9.75% 3/1/31	200,000	265,735
MCI Communications Corp.:
7.125% 6/15/27 (c)	35,000	28,219
7.75% 3/15/24 (c)	10,000	8,100
7.75% 3/23/25 (c)	10,000	8,075
8.25% 1/20/23 (c)	25,000	20,125
Qwest Corp. 9.125% 3/15/12 (e)(f)	85,000	97,538
Qwest Services Corp.:
13% 12/15/07 (f)	45,000	52,650
13.5% 12/15/10 (f)	75,000	90,750
SBC Communications, Inc. 6.25% 3/15/11	180,000	197,040
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	130,064
Telefonica Europe BV 7.75% 9/15/10	200,000	237,447
TELUS Corp. yankee 7.5% 6/1/07	310,000	346,935
Triton PCS, Inc.:
8.75% 11/15/11	60,000	58,650
9.375% 2/1/11	280,000	281,400
Verizon New York, Inc. 6.875% 4/1/12	200,000	221,301
		2,552,475
Wireless Telecommunication Services - 0.6%
American Tower Corp. 9.375% 2/1/09	205,000	217,300
AT&T Wireless Services, Inc. 8.75% 3/1/31	290,000	357,810
Crown Castle International Corp.:
7.5% 12/1/13 (f)	150,000	151,500
9.375% 8/1/11	40,000	44,200
9.5% 8/1/11	155,000	168,950
10.75% 8/1/11	25,000	28,250
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	70,000	80,675
Dobson Communications Corp. 8.875% 10/1/13	70,000	71,400
Millicom International Cellular SA 10% 12/1/13 (f)	80,000	84,000
Nextel Communications, Inc.:
7.375% 8/1/15	250,000	267,500
9.375% 11/15/09	95,000	103,550
9.5% 2/1/11	50,000	56,750
Nextel Partners, Inc. 8.125% 7/1/11	80,000	84,800
Rogers Wireless, Inc. 9.625% 5/1/11	40,000	47,600
Western Wireless Corp. 9.25% 7/15/13	100,000	106,000
		1,870,285
TOTAL TELECOMMUNICATION SERVICES		4,422,760

	Principal Amount	Value (Note 1)
UTILITIES - 1.7%
Electric Utilities - 0.7%
Allegheny Energy Supply Co. LLC:
8.75% 4/15/12 (f)	$ 270,000	$ 256,013
10.25% 11/15/07 (f)	58,792	61,732
13% 11/15/07 (f)(i)	6,204	6,235
CMS Energy Corp.:
7.625% 11/15/04	150,000	154,500
7.75% 8/1/10 (f)	145,000	152,431
8.5% 4/15/11	85,000	91,269
8.9% 7/15/08	20,000	21,675
9.875% 10/15/07	115,000	127,506
Detroit Edison Co. 6.125% 10/1/10	165,000	181,016
Dominion Resources, Inc. 6.25% 6/30/12	160,000	173,539
Duke Capital Corp. 6.75% 2/15/32	210,000	212,067
Edison International 6.875% 9/15/04	35,000	35,910
FirstEnergy Corp. 6.45% 11/15/11	85,000	88,098
Illinois Power Co.:
7.5% 6/15/09	155,000	170,500
11.5% 12/15/10	100,000	121,000
Nevada Power Co.:
6.2% 4/15/04	20,000	20,125
10.875% 10/15/09	65,000	74,425
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	87,936
Pacific Gas & Electric Co. 6.25% 3/1/04	60,000	60,300
PG&E Corp. 6.875% 7/15/08 (f)	45,000	48,713
Public Service Co. of Colorado 7.875% 10/1/12	115,000	139,575
TECO Energy, Inc. 10.5% 12/1/07	105,000	123,113
		2,407,678
Gas Utilities - 0.3%
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	79,573
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	70,000	79,100
10.125% 7/15/13 (f)	110,000	126,500
El Paso Energy Corp. 6.95% 12/15/07	95,000	91,319
Sonat, Inc.:
6.625% 2/1/08	65,000	59,638
6.75% 10/1/07	70,000	65,800
6.875% 6/1/05	280,000	275,800
Southern Natural Gas Co. 8.875% 3/15/10	40,000	44,950
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	212,510
Transcontinental Gas Pipe Line Corp. 6.125% 1/15/05	20,000	20,200
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	10,000	10,250
		1,065,640
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.7%
AES Corp.:
8.375% 8/15/07	$ 50,000	$ 50,625
8.5% 11/1/07	29,000	29,435
8.75% 6/15/08	30,000	32,100
8.75% 5/15/13 (f)	170,000	189,975
8.875% 2/15/11	54,000	58,928
9% 5/15/15 (f)	90,000	101,700
9.375% 9/15/10	16,000	17,760
9.5% 6/1/09	144,000	159,840
10% 12/12/05 (f)	26,925	27,800
Calpine Corp.:
6.9% 7/15/07 (f)(i)	204,488	199,375
8.5% 7/15/10 (f)	20,000	19,400
El Paso Corp.:
7% 5/15/11	90,000	83,025
7.875% 6/15/12	35,000	33,075
NRG Energy, Inc. 8% 12/15/13 (f)	140,000	147,000
Reliant Resources, Inc.:
9.25% 7/15/10 (f)	60,000	62,850
9.5% 7/15/13 (f)	20,000	21,150
Western Resources, Inc. 9.75% 5/1/07	90,000	102,150
Williams Companies, Inc.:
6.5% 8/1/06	50,000	51,750
6.75% 1/15/06	80,000	82,400
7.125% 9/1/11	245,000	259,088
7.5% 1/15/31	10,000	10,125
7.625% 7/15/19	105,000	110,250
7.875% 9/1/21	80,000	84,500
8.125% 3/15/12	340,000	374,000
8.625% 6/1/10	80,000	89,600
8.75% 3/15/32	25,000	27,750
		2,425,651
TOTAL UTILITIES		5,898,969
TOTAL NONCONVERTIBLE BONDS		45,415,505
TOTAL CORPORATE BONDS (Cost $41,714,357)		45,787,105
U.S. Government and Government Agency Obligations - 6.7%

U.S. Government Agency Obligations - 1.5%
Fannie Mae:
5.5% 3/15/11	315,000	339,699
6.25% 2/1/11	345,000	381,382
Federal Home Loan Bank:
3.625% 11/14/08	1,760,000	1,770,113
5.8% 9/2/08	155,000	170,692

	Principal Amount	Value (Note 1)
Freddie Mac:
3.625% 9/15/08	$ 163,000	$ 164,079
4% 6/12/13	1,575,000	1,470,155
6.25% 7/15/32	166,000	180,527
6.625% 9/15/09	475,000	543,196
6.75% 3/15/31	244,000	281,793
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		5,301,636
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	1,007,310	1,000,069
U.S. Treasury Obligations - 4.9%
U.S. Treasury Bonds:
6.25% 5/15/30	2,530,000	2,919,580
6.625% 2/15/27	50,000	59,721
8% 11/15/21	100,000	135,055
U.S. Treasury Notes:
1.875% 11/30/05	3,570,000	3,576,694
3.25% 8/15/07	150,000	153,006
4.375% 5/15/07	375,000	397,104
6.5% 2/15/10	8,240,000	9,575,135
TOTAL U.S. TREASURY OBLIGATIONS		16,816,295
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,905,630)		23,118,000
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.9%
4% 1/1/19 (g)	6,100,000	5,941,781
4.5% 7/1/33 to 10/1/33	4,228,642	4,048,498
5% 11/1/17 to 8/1/18	5,384,430	5,498,612
5.5% 2/1/11 to 11/1/17	245,639	255,005
5.5% 1/1/34 (g)	4,435,130	4,491,955
6% 4/1/09 to 10/1/32	2,703,603	2,832,250
6.5% 6/1/09 to 7/1/32 (h)	5,488,241	5,792,652
6.5% 1/1/34 (g)	4,360,591	4,559,543
7% 12/1/24 to 2/1/28	207,952	221,146
7.5% 10/1/26 to 8/1/28	692,674	741,300
TOTAL FANNIE MAE		34,382,742
Freddie Mac - 0.0%
7.5% 1/1/27	52,032	56,037
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - 1.3%
6% 1/1/34 (g)	$ 1,661,547	$ 1,725,932
6.5% 10/15/27 to 8/15/32	1,401,871	1,479,531
7% 1/15/28 to 7/15/32	928,361	989,652
7.5% 6/15/27 to 3/15/28	187,037	200,974
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		4,396,089
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $38,394,224)		38,834,868
Asset-Backed Securities - 1.1%

American Express Credit Account Master Trust:
Series 1999-2 Class B, 6.1% 12/15/06	200,000	203,556
Series 2001-6 Class B, 1.5125% 12/15/08 (i)	200,000	200,571
Capital One Master Trust:
Series 2001-3A Class A, 5.45% 3/16/09	140,000	148,107
Series 2001-4 Class B, 1.5325% 4/16/07 (i)	200,000	200,133
Capital One Multi-Asset Execution Trust:
Series 2003-A4 Class A4, 3.65% 7/15/11	116,000	115,797
Series 2003-B4 Class B4, 1.9625% 7/15/11 (i)	105,000	105,050
Chase Manhattan Auto Owner Trust Series 2001-A:
Class A4, 5.07% 2/15/08	430,000	442,832
Class CTFS, 5.06% 2/15/08	32,653	33,419
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (i)	250,000	252,931
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	600,000	646,354
Series 2003-4 Class B1, 1.47% 5/16/11 (i)	155,000	155,000
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	90,000	91,725
Series 2001-C Class B, 5.54% 12/15/05	100,000	102,151
Honda Auto Receivables Owner Trust Series 2001-2:
Class A3, 4.67% 3/18/05	39,613	39,770
Class A4, 5.09% 10/18/06	145,000	147,032
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	200,000	215,096
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	365,000	392,399
Series 2001-2 Class B, 1.4525% 6/16/08 (i)	200,000	199,742
TOTAL ASSET-BACKED SECURITIES (Cost $3,566,313)		3,691,665
Commercial Mortgage Securities - 0.8%
	Principal Amount	Value (Note 1)

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	$ 500,000	$ 582,898
Series 1997-C2 Class D, 7.27% 1/17/35	150,000	167,826
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class A2, 6.538% 6/15/31	105,000	114,994
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	585,113
GS Mortgage Securities Corp. II:
Series 1998-GLII Class E, 7.1905% 4/13/31 (i)	120,000	122,061
Series 2003-C1 Class A2A, 3.59% 1/10/40	125,000	125,443
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	263,534
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	101,832
Class C, 4.13% 11/20/37 (f)	110,000	97,539
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	550,044
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,468,971)		2,711,284
Municipal Securities - 0.1%

Illinois Gen. Oblig. 5.1% 6/1/33	170,000	156,310
Oregon Gen. Oblig. 5.892% 6/1/27	50,000	52,028
TOTAL MUNICIPAL SECURITIES (Cost $220,000)		208,338
Foreign Government and Government Agency Obligations - 0.2%

Chilean Republic:
5.5% 1/15/13	150,000	154,275
6.875% 4/28/09	150,000	169,646
7.125% 1/11/12	160,000	183,000
State of Israel 4.625% 6/15/13	30,000	28,688
United Mexican States 4.625% 10/8/08	150,000	151,875
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $636,338)		687,484
Floating Rate Loans - 0.2%
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (i)	$ 200,000	$ 209,750
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. term loan 5.2643% 4/30/08 (i)	300,000	302,250
TOTAL FLOATING RATE LOANS (Cost $499,688)		512,000
Fixed-Income Funds - 1.4%
	Shares
Fidelity Ultra-Short Central Fund (Cost $4,999,984)	50,241	5,002,496
Money Market Funds - 14.7%

Fidelity Cash Central Fund, 1.07% (b) (Cost $51,170,599)	51,170,599	51,170,599
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $327,653,084)	363,229,638
NET OTHER ASSETS - (4.7)%	(16,185,079)
NET ASSETS - 100%	$ 347,044,559
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 350,000	$ 1,522
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	1,550,000	14,639
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	1,320,000	14,779
TOTAL INTEREST RATE SWAP		3,220,000	30,940

	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Borthers, Inc.	Oct. 2004	$ 500,000	$ 55
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	500,000	5,772
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	500,000	898
Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	April 2004	500,000	8,498
TOTAL TOTAL RETURN SWAP		2,000,000	15,223
		$ 5,220,000	$ 46,163
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,498,907 or 2.7% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	18.0%
AAA,AA,A	4.9
BBB	4.0
BB	1.6
B	5.0
CCC,CC,C	0.8
Not Rated	0.2
Equities	55.1
Short-Term Investments and Net Other Assets	10.4
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Purchases and sales of securities, other than short-term securities, aggregated $298,413,552 and $274,390,817, respectively, of which long-term U.S. government and government agency obligations aggregated $193,346,640 and $188,175,337, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,990 for the period.
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $19,804,000 of which $10,146,000 and $9,658,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $327,653,084) - See accompanying schedule		$ 363,229,638
Commitment to sell securities on a delayed delivery basis	$ (1,049,470)
Receivable for securities sold on a delayed delivery basis	1,049,934	464
Cash		7,711
Receivable for fund shares sold		88,433
Dividends receivable		177,776
Interest receivable		1,360,630
Unrealized gain on swap agreements		46,163
Prepaid expenses		1,887
Other receivables		4,469
Total assets		364,917,171

Liabilities
Payable for investments purchased Regular delivery	823,907
Delayed delivery	16,706,217
Payable for fund shares redeemed	124,582
Accrued management fee	121,234
Distribution fees payable	7,745
Other affiliated payables	29,684
Other payables and accrued expenses	59,243
Total liabilities		17,872,612

Net Assets		$ 347,044,559
Net Assets consist of:
Paid in capital		$ 324,879,627
Undistributed net investment income		7,087,612
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,545,861)
Net unrealized appreciation (depreciation) on investments		35,623,181
Net Assets		$ 347,044,559

Initial Class: Net Asset Value, offering price and redemption price per share ($295,656,410 ÷ 21,305,700 shares)		$ 13.88

Service Class: Net Asset Value, offering price and redemption price per share ($21,902,862 ÷ 1,585,468 shares)		$ 13.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($29,485,287 ÷ 2,144,587 shares)		$ 13.75

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 2,656,923
Interest		6,182,656
Total income		8,839,579

Expenses
Management fee	$ 1,310,786
Transfer agent fees	215,147
Distribution fees	79,307
Accounting fees and expenses	119,009
Non-interested trustees' compensation	1,492
Custodian fees and expenses	23,741
Audit	54,479
Legal	1,737
Miscellaneous	58,941
Total expenses before reductions	1,864,639
Expense reductions	(12,082)	1,852,557
Net investment income (loss)		6,987,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,035,827
Foreign currency transactions	126
Swap agreements	26,393
Total net realized gain (loss)		3,062,346
Change in net unrealized appreciation (depreciation) on: Investment securities	38,952,800
Assets and liabilities in foreign currencies	(320)
Swap agreements	46,163
Delayed delivery commitments	464
Total change in net unrealized appreciation (depreciation)		38,999,107
Net gain (loss)		42,061,453
Net increase (decrease) in net assets resulting from operations		$ 49,048,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,987,022	$ 8,209,006
Net realized gain (loss)	3,062,346	(9,031,439)
Change in net unrealized appreciation (depreciation)	38,999,107	(27,890,095)
Net increase (decrease) in net assets resulting from operations	49,048,475	(28,712,528)
Distributions to shareholders from net investment income	(7,974,845)	(8,837,001)
Share transactions - net increase (decrease)	32,311,069	4,349,125
Total increase (decrease) in net assets	73,384,699	(33,200,404)

Net Assets
Beginning of period	273,659,860	306,860,264
End of period (including undistributed net investment income of $7,087,612 and undistributed net investment income of $8,300,210, respectively)	$ 347,044,559	$ 273,659,860
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	4,747,709	87,816	932,305
Reinvested	599,512	50,167	45,486
Redeemed	(3,372,673)	(205,767)	(374,801)
Net increase (decrease)	1,974,548	(67,784)	602,990

Dollars Sold	$ 61,609,403	$ 1,115,888	$ 11,910,142
Reinvested	6,882,396	573,909	518,540
Redeemed	(42,908,423)	(2,600,420)	(4,790,366)
Net increase (decrease)	$ 25,583,376	$ (910,623)	$ 7,638,316

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 6,882,396	$ 573,909	$ 518,540
From net realized gain	-	-	-
Total	$ 6,882,396	$ 573,909	$ 518,540
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533
From net realized gain	-	-	-
Total	$ 7,644,656	$ 709,812	$ 482,533

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Income from Investment Operations
Net investment income (loss) C	.30	.36	.42	.48	.45
Net realized and unrealized gain (loss)	1.78	(1.53)	(.63)	(1.15)	.24
Total from investment operations	2.08	(1.17)	(.21)	(.67)	.69
Distributions from net investment income	(.36)	(.39)	(.52)	(.48)	(.37)
Distributions from net realized gain	-	-	-	(.35)	(.43)
Distributions in excess of net realized gain	-	-	-	(.05)	-
Total distributions	(.36)	(.39)	(.52)	(.88)	(.80)
Net asset value, end of period	$ 13.88	$ 12.16	$ 13.72	$ 14.45	$ 16.00
Total Return A, B	17.72%	(8.72)%	(1.58)%	(4.30)%	4.55%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.57%	.57%	.58%	.57%
Expenses net of voluntary waivers, if any	.59%	.57%	.57%	.58%	.57%
Expenses net of all reductions	.58%	.55%	.55%	.56%	.55%
Net investment income (loss)	2.32%	2.84%	3.11%	3.18%	2.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 295,656	$ 235,064	$ 264,608	$ 250,802	$ 325,371
Portfolio turnover rate	102%	134%	126%	126%	108%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Income from Investment Operations
Net investment income (loss) C	.28	.34	.41	.46	.43
Net realized and unrealized gain (loss)	1.77	(1.51)	(.64)	(1.14)	.24
Total from investment operations	2.05	(1.17)	(.23)	(.68)	.67
Distributions from net investment income	(.35)	(.38)	(.50)	(.47)	(.37)
Distributions from net realized gain	-	-	-	(.35)	(.43)
Distributions in excess of net realized gain	-	-	-	(.05)	-
Total distributions	(.35)	(.38)	(.50)	(.87)	(.80)
Net asset value, end of period	$ 13.81	$ 12.11	$ 13.66	$ 14.39	$ 15.94
Total Return A, B	17.53%	(8.75)%	(1.72)%	(4.38)%	4.43%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.67%	.67%	.68%	.67%
Expenses net of voluntary waivers, if any	.69%	.67%	.67%	.68%	.67%
Expenses net of all reductions	.68%	.65%	.65%	.66%	.66%
Net investment income (loss)	2.22%	2.74%	3.01%	3.08%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,903	$ 20,019	$ 25,455	$ 27,563	$ 27,054
Portfolio turnover rate	102%	134%	126%	126%	108%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.05	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.26	.32	.38	.40
Net realized and unrealized gain (loss)	1.77	(1.51)	(.63)	(.75)
Total from investment operations	2.03	(1.19)	(.25)	(.35)
Distributions from net investment income	(.33)	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	-	(.35)
Distributions in excess of net realized gain	-	-	-	(.05)
Total distributions	(.33)	(.37)	(.51)	(.87)
Net asset value, end of period	$ 13.75	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	17.41%	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.84%	.83%	.83%	.85% A
Expenses net of all reductions	.84%	.81%	.81%	.83% A
Net investment income (loss)	2.06%	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,485	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	102%	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP: Growth & Income - Initial Class	23.77%	-0.18%	7.45%
Fidelity VIP: Growth & Income - Service Class B	23.60%	-0.29%	7.33%
Fidelity VIP: Growth & Income - Service Class 2 C	23.44%	-0.41%	7.24%

A From December 31, 1996.

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of the Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Variable Insurance Products: Growth & Income Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

During the past year, the fund posted solid gains but trailed both the Standard & Poor's 500SM Index and the LipperSM Variable Annuity Growth & Income Funds Average, which returned 28.69% and 28.54%, respectively. Weak sector positioning more than offset good stock picking overall. Most of the shortfall versus the index came during the second half of the period amid a strong speculative rally in cyclical- and growth-oriented segments of the market. Shying away from technology stocks hurt a lot as the sector took off early in the spring and never looked back. Unfortunately, I wasn't able to generate enough excess returns elsewhere in the fund to make up for not owning top-performing tech names in the index such as Intel. Another drag was overweighting weak telecommunication services stocks - most notably BellSouth - and retailers such as Kohl's. In addition, having an average of roughly 12% of the fund in cash during the period detracted in an up market. On the plus side, I had some solid picks in media, where our collective holdings beat those in the index by a wide margin. Large stakes in advertising giant Omnicom Group and satellite broadcaster EchoStar led the way here. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting the lagging large-cap drug stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Omnicom Group, Inc.	6.5
Gillette Co.	5.8
BellSouth Corp.	5.3
Morgan Stanley	5.2
EchoStar Communications Corp. Class A	4.8
27.6
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	21.2
Consumer Discretionary	20.0
Consumer Staples	16.9
Telecommunication Services	8.4
Industrials	6.0
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks	88.5%
Short-Term Investments and Net Other Assets	11.5%

* Foreign investments	4.4%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.0%
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. unit	152,200	$ 6,046,906
Starwood Hotels & Resorts Worldwide, Inc. unit	96,100	3,456,717
		9,503,623
Household Durables - 0.1%
Garmin Ltd.	26,410	1,438,817
Media - 15.9%
Comcast Corp. Class A (special) (a)	266,200	8,326,736
E.W. Scripps Co. Class A	384,300	36,178,002
EchoStar Communications Corp. Class A (a)	2,107,100	71,641,400
News Corp. Ltd. ADR	469,100	16,934,510
Omnicom Group, Inc.	1,100,600	96,115,398
Pegasus Communications Corp. Class A (a)	142,909	4,012,885
Tribune Co.	44,500	2,296,200
		235,505,131
Multiline Retail - 2.2%
Dollar Tree Stores, Inc. (a)	216,500	6,507,990
Kohl's Corp. (a)	570,400	25,633,776
Nordstrom, Inc.	29,700	1,018,710
		33,160,476
Specialty Retail - 0.7%
Hollywood Entertainment Corp. (a)	751,700	10,335,875
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	205,800	7,297,668
TOTAL CONSUMER DISCRETIONARY		297,241,590
CONSUMER STAPLES - 16.9%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	74,800	3,940,464
The Coca-Cola Co.	290,400	14,737,800
		18,678,264
Food & Staples Retailing - 5.3%
Costco Wholesale Corp. (a)	152,400	5,666,232
Sysco Corp.	164,700	6,131,781
Wal-Mart Stores, Inc.	921,900	48,906,795
Walgreen Co.	485,000	17,644,300
		78,349,108
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	421,100	12,675,110
Household Products - 2.6%
Colgate-Palmolive Co.	309,200	15,475,460
Kimberly-Clark Corp.	387,000	22,867,830
		38,343,290
Personal Products - 5.8%
Gillette Co.	2,335,300	85,775,569

	Shares	Value (Note 1)
Tobacco - 1.2%
Altria Group, Inc.	318,960	$ 17,357,803
TOTAL CONSUMER STAPLES		251,179,144
ENERGY - 4.6%
Oil & Gas - 4.6%
BP PLC sponsored ADR	471,100	23,248,785
Exxon Mobil Corp.	1,082,056	44,364,296
		67,613,081
FINANCIALS - 21.2%
Capital Markets - 11.4%
Goldman Sachs Group, Inc.	374,500	36,974,385
Merrill Lynch & Co., Inc.	935,100	54,843,615
Morgan Stanley	1,332,700	77,123,349
		168,941,349
Commercial Banks - 5.2%
Bank One Corp.	180,300	8,219,877
Wells Fargo & Co.	1,186,400	69,867,096
		78,086,973
Consumer Finance - 0.8%
American Express Co.	236,700	11,416,041
Insurance - 3.5%
Allstate Corp.	288,500	12,411,270
American International Group, Inc.	454,905	30,151,103
PartnerRe Ltd.	111,600	6,478,380
Travelers Property Casualty Corp. Class B	141,300	2,397,861
		51,438,614
Real Estate - 0.3%
Equity Office Properties Trust	165,800	4,750,170
TOTAL FINANCIALS		314,633,147
HEALTH CARE - 4.5%
Biotechnology - 0.9%
Amgen, Inc. (a)	215,000	13,287,000
Health Care Equipment & Supplies - 1.2%
Advanced Medical Optics, Inc. (a)	1	20
Alcon, Inc.	124,300	7,525,122
Medtronic, Inc.	227,200	11,044,192
		18,569,334
Pharmaceuticals - 2.4%
Allergan, Inc.	98,500	7,565,785
Pfizer, Inc.	788,400	27,854,172
		35,419,957
TOTAL HEALTH CARE		67,276,291
INDUSTRIALS - 6.0%
Aerospace & Defense - 1.5%
EADS NV	135,200	3,205,783
Lockheed Martin Corp.	115,500	5,936,700
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Northrop Grumman Corp.	83,100	$ 7,944,360
United Technologies Corp.	58,500	5,544,045
		22,630,888
Airlines - 1.4%
Continental Airlines, Inc. Class B (a)	668,500	10,876,495
MAIR Holdings, Inc. (a)	435,200	3,168,256
Northwest Airlines Corp. (a)	320,000	4,038,400
Southwest Airlines Co.	179,500	2,897,130
		20,980,281
Building Products - 0.2%
American Standard Companies, Inc. (a)	29,300	2,950,510
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	92,400	5,176,248
Industrial Conglomerates - 1.8%
General Electric Co.	850,800	26,357,784
Machinery - 0.1%
Illinois Tool Works, Inc.	14,500	1,216,695
Road & Rail - 0.6%
Union Pacific Corp.	136,200	9,463,176
TOTAL INDUSTRIALS		88,775,582
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.9%
Cisco Systems, Inc. (a)	1,139,700	27,683,313
Foundry Networks, Inc. (a)	300	8,208
Nokia Corp. sponsored ADR	27,900	474,300
		28,165,821
Computers & Peripherals - 0.1%
Diebold, Inc.	2,300	123,901
Lexmark International, Inc. Class A (a)	14,000	1,100,960
		1,224,861
IT Services - 0.6%
Paychex, Inc.	241,819	8,995,667
Software - 3.3%
Microsoft Corp.	1,814,800	49,979,592
TOTAL INFORMATION TECHNOLOGY		88,365,941
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	28,900	1,850,178
Praxair, Inc.	4,600	175,720
		2,025,898

	Shares	Value (Note 1)
Containers & Packaging - 0.0%
Ball Corp.	6	$ 357
TOTAL MATERIALS		2,026,255
TELECOMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 8.4%
BellSouth Corp.	2,802,600	79,313,580
SBC Communications, Inc.	790,530	20,609,117
Verizon Communications, Inc.	701,500	24,608,620
		124,531,317
UTILITIES - 0.9%
Electric Utilities - 0.9%
Entergy Corp.	228,300	13,042,779
FPL Group, Inc.	2,800	183,176
		13,225,955
TOTAL COMMON STOCKS (Cost $1,174,667,456)		1,314,868,303
Money Market Funds - 13.2%

Fidelity Cash Central Fund, 1.07% (b)	192,721,736	192,721,736
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	3,255,875	3,255,875
TOTAL MONEY MARKET FUNDS (Cost $195,977,611)		195,977,611
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,370,645,067)		1,510,845,914
NET OTHER ASSETS - (1.7)%		(25,777,628)
NET ASSETS - 100%		$ 1,485,068,286
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $468,088,420 and $267,385,284, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,908 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $166,422,000 of which $49,149,000, $107,382,000 and $9,891,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $3,104,535) (cost $1,370,645,067) - See accompanying schedule		$ 1,510,845,914
Receivable for fund shares sold		654,942
Dividends receivable		1,158,009
Interest receivable		172,140
Prepaid expenses		7,722
Other receivables		28,733
Total assets		1,512,867,460

Liabilities
Payable for investments purchased	$ 22,903,336
Payable for fund shares redeemed	803,077
Accrued management fee	574,873
Distribution fees payable	96,439
Other affiliated payables	110,046
Other payables and accrued expenses	55,528
Collateral on securities loaned, at value	3,255,875
Total liabilities		27,799,174

Net Assets		$ 1,485,068,286
Net Assets consist of:
Paid in capital		$ 1,502,091,257
Undistributed net investment income		12,027,562
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(169,251,380)
Net unrealized appreciation (depreciation) on investments		140,200,847
Net Assets		$ 1,485,068,286
Initial Class: Net Asset Value, offering price and redemption price per share ($785,493,956 ÷ 59,249,650 shares)		$ 13.26

Service Class: Net Asset Value, offering price and redemption price per share ($357,585,122 ÷ 27,133,909 shares)		$ 13.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($341,989,208 ÷ 26,133,761 shares)		$ 13.09

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 17,031,170
Interest		2,596,201
Security lending		24,914
Total income		19,652,285

Expenses
Management fee	$ 5,872,983
Transfer agent fees	846,160
Distribution fees	851,782
Accounting and security lending fees	297,038
Non-interested trustees' compensation	4,861
Custodian fees and expenses	18,218
Audit	38,843
Legal	7,697
Miscellaneous	183,971
Total expenses before reductions	8,121,553
Expense reductions	(33,216)	8,088,337
Net investment income (loss)		11,563,948
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,956,799)
Foreign currency transactions	(366)
Total net realized gain (loss)		(8,957,165)
Change in net unrealized appreciation (depreciation) on investment securities		256,023,394
Net gain (loss)		247,066,229
Net increase (decrease) in net assets resulting from operations		$ 258,630,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,563,948	$ 14,033,270
Net realized gain (loss)	(8,957,165)	(105,954,322)
Change in net unrealized appreciation (depreciation)	256,023,394	(123,219,077)
Net increase (decrease) in net assets resulting from operations	258,630,177	(215,140,129)
Distributions to shareholders from net investment income	(12,772,749)	(15,060,404)
Share transactions - net increase (decrease)	210,037,372	8,584,266
Total increase (decrease) in net assets	455,894,800	(221,616,267)

Net Assets
Beginning of period	1,029,173,486	1,250,789,753
End of period (including undistributed net investment income of $12,027,562 and undistributed net investment income of $13,960,647, respectively)	$ 1,485,068,286	$ 1,029,173,486
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	8,588,135	4,730,597	14,305,974
Reinvested	791,445	298,276	164,516
Redeemed	(8,881,933)	(1,062,769)	(1,468,648)
Net increase (decrease)	497,647	3,966,104	13,001,842

Dollars Sold	$ 102,662,499	$ 56,731,473	$ 170,921,383
Reinvested	8,080,656	3,030,479	1,661,614
Redeemed	(103,784,385)	(12,033,144)	(17,233,203)
Net increase (decrease)	$ 6,958,770	$ 47,728,808	$ 155,349,794

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060

Dollars Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 8,080,656	$ 3,030,479	$ 1,661,614
From net realized gain	-	-	-
Total	$ 8,080,656	$ 3,030,479	$ 1,661,614

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Income from Investment Operations
Net investment income (loss) C	.12	.15	.18	.20	.18
Net realized and unrealized gain (loss)	2.42	(2.32)	(1.45)	(.81)	1.27
Total from investment operations	2.54	(2.17)	(1.27)	(.61)	1.45
Distributions from net investment income	(.14)	(.16)	(.19)	(.19)	(.10)
Distributions from net realized gain	-	-	(.61)	(1.24)	(.20)
Total distributions	(.14)	(.16)	(.80)	(1.43)	(.30)
Net asset value, end of period	$ 13.26	$ 10.86	$ 13.19	$ 15.26	$ 17.30
Total Return A, B	23.77%	(16.61)%	(8.75)%	(3.62)%	9.17%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.59%	.58%	.58%	.60%
Expenses net of voluntary waivers, if any	.59%	.59%	.58%	.58%	.60%
Expenses net of all reductions	.59%	.58%	.56%	.57%	.59%
Net investment income (loss)	1.02%	1.30%	1.34%	1.26%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 785,494	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396
Portfolio turnover rate	25%	43%	58%	72%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Income from Investment Operations
Net investment income (loss) C	.11	.14	.16	.18	.16
Net realized and unrealized gain (loss)	2.40	(2.31)	(1.44)	(.80)	1.27
Total from investment operations	2.51	(2.17)	(1.28)	(.62)	1.43
Distributions from net investment income	(.13)	(.15)	(.18)	(.19)	(.10)
Distributions from net realized gain	-	-	(.61)	(1.24)	(.20)
Total distributions	(.13)	(.15)	(.79)	(1.43)	(.30)
Net asset value, end of period	$ 13.18	$ 10.80	$ 13.12	$ 15.19	$ 17.24
Total Return A, B	23.60%	(16.69)%	(8.85)%	(3.69)%	9.06%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.69%	.68%	.69%	.70%
Expenses net of voluntary waivers, if any	.69%	.69%	.68%	.69%	.70%
Expenses net of all reductions	.69%	.68%	.66%	.68%	.69%
Net investment income (loss)	.92%	1.20%	1.24%	1.16%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,585	$ 250,160	$ 281,194	$ 212,994	$ 95,600
Portfolio turnover rate	25%	43%	58%	72%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.09	.12	.14	.15
Net realized and unrealized gain (loss)	2.39	(2.30)	(1.44)	(.49)
Total from investment operations	2.48	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.12)	(.16)	(.19)	(.19)
Distributions from net realized gain	-	-	(.61)	(1.24)
Total distributions	(.12)	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 13.09	$ 10.73	$ 13.07	$ 15.17
Total Return B, C, D	23.44%	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.84%	.82%	.84% A
Net investment income (loss)	.76%	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 341,989	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	25%	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Growth Opportunities - Initial Class	29.87%	-5.56%	7.44%
Fidelity VIP: Growth Opportunities - Service Class B	29.66%	-5.65%	7.37%
Fidelity VIP: Growth Opportunities - Service Class 2 C	29.40%	-5.78%	7.29%

A From January 3, 1995

B The initial offering of Service Class shares took place November 3, 1997. Performance for Service Class shares reflects an asset based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Variable Insurance Products: Growth Opportunities Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the year ending December 31, 2003, the fund slightly outperformed the S&P 500® index, which gained 28.69%, and performed about in line with the LipperSM Variable Annuity Growth Funds Average, which returned 30.23%. The fund outperformed its peers through much of the year, but couldn't quite maintain its lead as the market rally increasingly focused on smaller, aggressive stocks and NASDAQ names later in the year. Consequently, several of the large-cap, defensive steady growers among the fund's top-10 holdings, such as Microsoft, Gillette and Coca-Cola, lagged in the second-half rally. Stock selection in technology, particularly semiconductors, was a significant contributor relative to the index. Three of our top eight performers were semiconductor-related: National Semiconductor, Texas Instruments and Analog Devices. In media, weak advertising spending in the spot market - local TV, radio and newspapers - hurt the fund's positions in Viacom and Fox Entertainment. Cooper Cameron and Schlumberger also disappointed, as energy companies worked to improve their balance sheets rather than fund new exploration projects. On the other hand, brokerage stocks Merrill Lynch and Citigroup boosted performance as the capital markets improved.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Microsoft Corp.	3.5
General Electric Co.	3.1
Citigroup, Inc.	3.0
Pfizer, Inc.	2.9
Viacom, Inc. Class B (non-vtg.)	2.2
14.7
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Consumer Discretionary	18.3
Information Technology	18.2
Financials	13.3
Health Care	13.0
Industrials	10.2
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	98.2%
Short-Term Investments and Net Other Assets	1.8%

* Foreign investments	6.9%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.3%
Automobiles - 0.4%
Harley-Davidson, Inc.	68,200	$ 3,241,546
Hotels, Restaurants & Leisure - 2.2%
Carnival Corp. unit	22,800	905,844
Darden Restaurants, Inc.	43,100	906,824
Hilton Hotels Corp.	198,600	3,402,018
Krispy Kreme Doughnuts, Inc. (a)	48,500	1,775,100
Mandalay Resort Group	21,500	961,480
McDonald's Corp.	110,700	2,748,681
Panera Bread Co. Class A (a)	30,700	1,213,571
Starbucks Corp. (a)	51,200	1,692,672
Starwood Hotels & Resorts Worldwide, Inc. unit	102,500	3,686,925
		17,293,115
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	38,400	2,021,376
InterActiveCorp (a)	55,800	1,893,294
		3,914,670
Media - 11.8%
Cablevision Systems Corp. - NY Group Class A (a)	126,700	2,963,513
Clear Channel Communications, Inc.	160,600	7,520,898
Comcast Corp. Class A (special) (a)	100,808	3,153,274
Dow Jones & Co., Inc.	66,500	3,315,025
Fox Entertainment Group, Inc. Class A (a)	324,400	9,456,260
Hughes Electronics Corp. (a)	70,055	1,159,410
Liberty Media Corp. Class A (a)	335,800	3,992,662
Meredith Corp.	50,600	2,469,786
News Corp. Ltd.:
ADR	294,600	10,635,060
sponsored ADR	7,835	237,009
Omnicom Group, Inc.	33,600	2,934,288
Time Warner, Inc. (a)	811,200	14,593,488
Univision Communications, Inc. Class A (a)	210,300	8,346,807
Viacom, Inc. Class B (non-vtg.)	391,120	17,357,906
Walt Disney Co.	152,700	3,562,491
		91,697,877
Specialty Retail - 2.8%
Best Buy Co., Inc.	102,600	5,359,824
Circuit City Stores, Inc.	179,000	1,813,270
Home Depot, Inc.	150,900	5,355,441
Lowe's Companies, Inc.	23,300	1,290,587
Staples, Inc. (a)	212,200	5,793,060
Williams-Sonoma, Inc. (a)	49,900	1,735,023
		21,347,205

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	32,800	$ 1,238,200
NIKE, Inc. Class B	47,100	3,224,466
		4,462,666
TOTAL CONSUMER DISCRETIONARY		141,957,079
CONSUMER STAPLES - 8.9%
Beverages - 2.8%
Anheuser-Busch Companies, Inc.	39,200	2,065,056
PepsiCo, Inc.	68,500	3,193,470
The Coca-Cola Co.	318,600	16,168,950
		21,427,476
Food & Staples Retailing - 1.2%
Costco Wholesale Corp. (a)	26,600	988,988
Sysco Corp.	67,200	2,501,856
Wal-Mart Stores, Inc.	106,100	5,628,605
		9,119,449
Food Products - 1.1%
Dean Foods Co. (a)	142,500	4,683,975
The J.M. Smucker Co.	80,078	3,626,733
		8,310,708
Household Products - 0.6%
Colgate-Palmolive Co.	73,900	3,698,695
Procter & Gamble Co.	10,820	1,080,702
		4,779,397
Personal Products - 2.4%
Avon Products, Inc.	23,222	1,567,253
Gillette Co.	470,970	17,298,728
		18,865,981
Tobacco - 0.8%
Altria Group, Inc.	114,320	6,221,294
TOTAL CONSUMER STAPLES		68,724,305
ENERGY - 5.5%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	88,100	2,833,296
Cooper Cameron Corp. (a)	30,800	1,435,280
Helmerich & Payne, Inc.	25,200	703,836
Schlumberger Ltd. (NY Shares)	256,500	14,035,680
		19,008,092
Oil & Gas - 3.1%
BP PLC sponsored ADR	171,290	8,453,162
ConocoPhillips	47,930	3,142,770
Exxon Mobil Corp.	301,400	12,357,400
		23,953,332
TOTAL ENERGY		42,961,424
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 13.3%
Capital Markets - 4.4%
Bank of New York Co., Inc.	32,300	$ 1,069,776
Charles Schwab Corp.	100,500	1,189,920
Goldman Sachs Group, Inc.	44,700	4,413,231
Lehman Brothers Holdings, Inc.	22,700	1,752,894
Merrill Lynch & Co., Inc.	215,000	12,609,750
Morgan Stanley	223,200	12,916,584
		33,952,155
Commercial Banks - 0.6%
Bank of America Corp.	38,100	3,064,383
Bank One Corp.	33,700	1,536,383
		4,600,766
Consumer Finance - 1.7%
American Express Co.	255,000	12,298,650
SLM Corp.	21,200	798,816
		13,097,466
Diversified Financial Services - 3.0%
Citigroup, Inc.	482,307	23,411,182
Insurance - 2.0%
AFLAC, Inc.	11,000	397,980
American International Group, Inc.	202,062	13,392,669
MetLife, Inc.	22,400	754,208
Travelers Property Casualty Corp. Class A	49,709	834,117
		15,378,974
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	139,200	10,448,352
Freddie Mac	37,400	2,181,168
		12,629,520
TOTAL FINANCIALS		103,070,063
HEALTH CARE - 13.0%
Biotechnology - 0.2%
Celgene Corp. (a)	27,900	1,256,058
CV Therapeutics, Inc. (a)	16,000	234,560
		1,490,618
Health Care Equipment & Supplies - 2.2%
Alcon, Inc.	98,400	5,957,136
Bausch & Lomb, Inc.	64,700	3,357,930
Becton, Dickinson & Co.	97,000	3,990,580
C.R. Bard, Inc.	8,400	682,500
Medtronic, Inc.	40,500	1,968,705
St. Jude Medical, Inc. (a)	17,880	1,096,938
		17,053,789
Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	14,205	868,778
McKesson Corp.	22,400	720,384

	Shares	Value (Note 1)
UnitedHealth Group, Inc.	39,900	$ 2,321,382
WebMD Corp. (a)	252,300	2,268,177
		6,178,721
Pharmaceuticals - 9.8%
Abbott Laboratories	178,830	8,333,478
AstraZeneca PLC sponsored ADR	44,600	2,157,748
Barr Laboratories, Inc. (a)	36,145	2,781,358
Bristol-Myers Squibb Co.	27,900	797,940
Eli Lilly & Co.	38,900	2,735,837
Forest Laboratories, Inc. (a)	27,700	1,711,860
Johnson & Johnson	256,500	13,250,790
Merck & Co., Inc.	153,700	7,100,940
Novartis AG sponsored ADR	134,700	6,181,383
Pfizer, Inc.	629,593	22,243,521
Schering-Plough Corp.	87,100	1,514,669
Watson Pharmaceuticals, Inc. (a)	32,700	1,504,200
Wyeth	142,500	6,049,125
		76,362,849
TOTAL HEALTH CARE		101,085,977
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.8%
Boeing Co.	117,900	4,968,306
EADS NV	78,650	1,864,903
Honeywell International, Inc.	22,700	758,861
Lockheed Martin Corp.	54,370	2,794,618
Northrop Grumman Corp.	34,100	3,259,960
		13,646,648
Air Freight & Logistics - 1.3%
FedEx Corp.	68,400	4,617,000
United Parcel Service, Inc. Class B	79,100	5,896,905
		10,513,905
Airlines - 0.7%
Continental Airlines, Inc. Class B (a)	55,700	906,239
Southwest Airlines Co.	267,450	4,316,643
		5,222,882
Commercial Services & Supplies - 0.5%
Apollo Group, Inc. Class A (a)	22,300	1,516,400
Manpower, Inc.	33,300	1,567,764
Monster Worldwide, Inc. (a)	22,600	496,296
		3,580,460
Industrial Conglomerates - 4.6%
3M Co.	89,800	7,635,694
General Electric Co.	775,250	24,017,245
Tyco International Ltd.	162,200	4,298,300
		35,951,239
Machinery - 1.1%
Caterpillar, Inc.	50,200	4,167,604
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	23,500	$ 2,156,125
Parker Hannifin Corp.	33,200	1,975,400
		8,299,129
Road & Rail - 0.2%
CSX Corp.	34,290	1,232,383
Union Pacific Corp.	11,040	767,059
		1,999,442
TOTAL INDUSTRIALS		79,213,705
INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 4.1%
CIENA Corp. (a)	63,800	423,632
Cisco Systems, Inc. (a)	643,460	15,629,643
Corning, Inc. (a)	232,600	2,426,018
Juniper Networks, Inc. (a)	199,600	3,728,528
Motorola, Inc.	186,700	2,626,869
Nortel Networks Corp. (a)	369,600	1,563,409
QUALCOMM, Inc.	22,600	1,218,818
Scientific-Atlanta, Inc.	48,470	1,323,231
Sonus Networks, Inc. (a)	322,800	2,440,368
		31,380,516
Computers & Peripherals - 2.9%
Dell, Inc. (a)	190,900	6,482,964
Diebold, Inc.	46,300	2,494,181
EMC Corp. (a)	157,000	2,028,440
Hewlett-Packard Co.	183,000	4,203,510
International Business Machines Corp.	22,600	2,094,568
Lexmark International, Inc. Class A (a)	17,000	1,336,880
Maxtor Corp. (a)	90,500	1,004,550
Network Appliance, Inc. (a)	85,500	1,755,315
Sun Microsystems, Inc. (a)	211,200	948,288
		22,348,696
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	49,400	1,444,456
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	72,700	3,283,859
IT Services - 0.2%
Hewitt Associates, Inc. Class A (a)	29,500	882,050
Paychex, Inc.	22,166	824,575
		1,706,625
Semiconductors & Semiconductor Equipment - 5.6%
Agere Systems, Inc. Class A (a)	54,900	167,445
Analog Devices, Inc.	115,300	5,263,445
Applied Materials, Inc. (a)	123,000	2,761,350
Intel Corp.	318,210	10,246,362
KLA-Tencor Corp. (a)	42,500	2,493,475
Lam Research Corp. (a)	81,700	2,638,910

	Shares	Value (Note 1)
Marvell Technology Group Ltd. (a)	27,877	$ 1,057,375
National Semiconductor Corp. (a)	141,300	5,568,633
Omnivision Technologies, Inc. (a)	9,100	502,775
Samsung Electronics Co. Ltd.	2,850	1,077,861
Teradyne, Inc. (a)	38,800	987,460
Texas Instruments, Inc.	260,100	7,641,738
Xilinx, Inc. (a)	75,300	2,917,122
		43,323,951
Software - 4.8%
Adobe Systems, Inc.	96,200	3,780,660
Microsoft Corp.	996,520	27,444,159
Oracle Corp. (a)	73,800	974,160
Red Hat, Inc. (a)	65,899	1,236,924
Symantec Corp. (a)	50,600	1,753,290
VERITAS Software Corp. (a)	63,788	2,370,362
		37,559,555
TOTAL INFORMATION TECHNOLOGY		141,047,658
MATERIALS - 4.2%
Chemicals - 2.1%
Dow Chemical Co.	196,300	8,160,191
E.I. du Pont de Nemours & Co.	44,900	2,060,461
International Flavors & Fragrances, Inc.	43,100	1,505,052
Praxair, Inc.	118,600	4,530,520
		16,256,224
Containers & Packaging - 0.1%
Pactiv Corp. (a)	39,800	951,220
Metals & Mining - 1.7%
Alcoa, Inc.	171,700	6,524,600
Phelps Dodge Corp. (a)	87,420	6,651,788
		13,176,388
Paper & Forest Products - 0.3%
International Paper Co.	54,700	2,358,117
TOTAL MATERIALS		32,741,949
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
BellSouth Corp.	42,800	1,211,240
NTL, Inc. (a)	10,800	753,300
SBC Communications, Inc.	266,060	6,936,184
Verizon Communications, Inc.	183,400	6,433,672
		15,334,396
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	21,600	599,832
TOTAL COMMON STOCKS (Cost $597,451,356)		726,736,388
U.S. Treasury Obligations - 0.3%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 0.87% 3/11/04 (c) (Cost $2,495,710)	$ 2,500,000	$ 2,495,928
Money Market Funds - 6.4%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $49,407,853)	49,407,853	49,407,853
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $649,354,919)		778,640,169
NET OTHER ASSETS - (0.4)%		(3,141,514)
NET ASSETS - 100%		$ 775,498,655
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
127 S&P 500 Index Contracts	March 2004	$ 35,261,550	$ 853,313

The face value of futures purchased as a percentage of net assets - 4.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,495,928.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $397,900,867 and $378,416,859, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,718 for the period.
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $277,246,000 of which $11,753,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (cost $649,354,919) - See accompanying schedule		$ 778,640,169
Receivable for investments sold		2,922,920
Receivable for fund shares sold		405,301
Dividends receivable		813,790
Interest receivable		44,711
Receivable for daily variation on futures contracts		92,075
Prepaid expenses		4,155
Other receivables		62,315
Total assets		782,985,436

Liabilities
Payable for investments purchased	$ 6,235,221
Payable for fund shares redeemed	747,007
Accrued management fee	361,863
Distribution fees payable	30,301
Other affiliated payables	61,667
Other payables and accrued expenses	50,722
Total liabilities		7,486,781

Net Assets		$ 775,498,655
Net Assets consist of:
Paid in capital		$ 924,036,354
Undistributed net investment income		3,663,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(282,350,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,148,404
Net Assets		$ 775,498,655

Initial Class: Net Asset Value, offering price and redemption price per share ($490,709,558 ÷ 32,560,919 shares)		$ 15.07

Service Class: Net Asset Value, offering price and redemption price per share ($224,659,918 ÷ 14,914,814 shares)		$ 15.06

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,129,179 ÷ 4,013,130 shares)		$ 14.98

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 8,281,240
Interest		728,218
Security lending		10,959
Total income		9,020,417

Expenses
Management fee	$ 3,917,176
Transfer agent fees	480,549
Distribution fees	319,540
Accounting and security lending fees	211,274
Non-interested trustees' compensation	3,316
Custodian fees and expenses	20,923
Audit	38,405
Legal	4,692
Miscellaneous	206,799
Total expenses before reductions	5,202,674
Expense reductions	(161,542)	5,041,132
Net investment income (loss)		3,979,285
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,832,776
Foreign currency transactions	1,489
Futures contracts	7,370,564
Total net realized gain (loss)		18,204,829
Change in net unrealized appreciation (depreciation) on: Investment securities	151,661,594
Assets and liabilities in foreign currencies	6,103
Futures contracts	2,816,998
Total change in net unrealized appreciation (depreciation)		154,484,695
Net gain (loss)		172,689,524
Net increase (decrease) in net assets resulting from operations		$ 176,668,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,979,285	$ 4,975,875
Net realized gain (loss)	18,204,829	(113,552,394)
Change in net unrealized appreciation (depreciation)	154,484,695	(95,136,556)
Net increase (decrease) in net assets resulting from operations	176,668,809	(203,713,075)
Distributions to shareholders from net investment income	(4,842,328)	(8,515,304)
Share transactions - net increase (decrease)	(29,607,058)	(130,074,012)
Total increase (decrease) in net assets	142,219,423	(342,302,391)

Net Assets
Beginning of period	633,279,232	975,581,623
End of period (including undistributed net investment income of $3,663,993 and undistributed net investment income of $4,525,392, respectively)	$ 775,498,655	$ 633,279,232
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	4,861,113	1,609,284	1,388,002
Reinvested	309,123	114,933	19,452
Redeemed	(7,052,265)	(2,906,117)	(959,886)
Net increase (decrease)	(1,882,029)	(1,181,900)	447,568

Dollars Sold	$ 63,883,410	$ 21,117,379	$ 18,018,110
Reinvested	3,375,625	1,255,069	211,634
Redeemed	(88,846,190)	(36,517,831)	(12,104,264)
Net increase (decrease)	$ (21,587,155)	$ (14,145,383)	$ 6,125,480

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121
Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,375,625	$ 1,255,069	$ 211,634
From net realized gain	-	-	-
Total	$ 3,375,625	$ 1,255,069	$ 211,634
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Income from Investment Operations
Net investment income (loss) C	.08	.09	.12	.06	.27
Net realized and unrealized gain (loss)	3.38	(3.37)	(2.67)	(3.77)	.66
Total from investment operations	3.46	(3.28)	(2.55)	(3.71)	.93
Distributions from net investment income	(.10)	(.14)	(.06)	(.29)	(.23)
Distributions from net realized gain	-	-	-	(1.41)	(.43)
Total distributions	(.10)	(.14)	(.06)	(1.70)	(.66)
Net asset value, end of period	$ 15.07	$ 11.71	$ 15.13	$ 17.74	$ 23.15
Total Return A,B	29.87%	(21.84)%	(14.42)%	(17.07)%	4.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.72%	.70%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.72%	.70%	.69%	.68%	.69%
Expenses net of all reductions	.70%	.66%	.67%	.66%	.68%
Net investment income (loss)	.64%	.68%	.79%	.31%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 490,710	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587
Portfolio turnover rate	62%	60%	89%	117%	42%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Income from Investment Operations
Net investment income (loss) C	.07	.08	.11	.04	.25
Net realized and unrealized gain (loss)	3.37	(3.37)	(2.67)	(3.76)	.66
Total from investment operations	3.44	(3.29)	(2.56)	(3.72)	.91
Distributions from net investment income	(.08)	(.12)	(.04)	(.28)	(.22)
Distributions from net realized gain	-	-	-	(1.41)	(.43)
Total distributions	(.08)	(.12)	(.04)	(1.69)	(.65)
Net asset value, end of period	$ 15.06	$ 11.70	$ 15.11	$ 17.71	$ 23.12
Total Return A,B	29.66%	(21.92)%	(14.49)%	(17.13)%	4.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.82%	.80%	.79%	.79%	.79%
Expenses net of voluntary waivers, if any	.82%	.80%	.79%	.79%	.79%
Expenses net of all reductions	.80%	.77%	.77%	.76%	.78%
Net investment income (loss)	.54%	.58%	.69%	.21%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,660	$ 188,318	$ 278,446	$ 345,960	$ 344,778
Portfolio turnover rate	62%	60%	89%	117%	42%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.64	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.05	.08	.01
Net realized and unrealized gain (loss)	3.35	(3.34)	(2.66)	(3.34)
Total from investment operations	3.40	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.06)	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	-	(1.41)
Total distributions	(.06)	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 14.98	$ 11.64	$ 15.04	$ 17.68
Total Return B,C,D	29.40%	(22.01) %	(14.64) %	(15.74) %
Ratios to Average Net Assets G
Expenses before expense reductions	.99%	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.99%	.97%	.95%	.95% A
Expenses net of all reductions	.96%	.94%	.93%	.93% A
Net investment income (loss)	.37%	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,129	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	62%	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Initial Class	5.20%	6.74%	6.72%
Fidelity VIP: Investment Grade Bond - Service ClassA	5.06%	6.64%	6.67%
Fidelity VIP: Investment Grade Bond - Service Class 2B	4.94%	6.48%	6.59%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio

It was an extremely volatile period for investment-grade bonds due to changing expectations about the pace of the economic recovery and the direction of interest rates. Early in 2003, bonds extended their three-plus-year bull run as continued low inflation and lingering drags on the economy caused investors to believe that rates would remain low for a long time. But heading into the summer, bond prices suffered steep declines as yields spiked higher amid signs that the economy was on the mend and the growing perception that the Federal Reserve Board's next move would be to raise interest rates. Bond prices subsequently recovered a bit with the Fed reaffirming its accommodative monetary policy, but yields remained moderately higher across the curve. Overall, bonds still returned 4.10%, according to the Lehman Brothers® Aggregate Bond Index. Investors' renewed appetite for risk and higher yields helped all spread sectors outpace Treasuries, which rose only 2.24%. Corporates had a stellar year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 7.70%. Increased volatility tempered mortgage securities, while heightened regulatory scrutiny curbed agency bond performance. Still, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes climbed 3.07% and 2.59%, respectively.

During the past year, the fund comfortably beat the Lehman Brothers® Aggregate Bond Index, which rose 4.10%, while performing roughly in line with the LipperSM Variable Annuity Intermediate Investment Grade Debt Funds Average, which returned 5.14%. While sector and security selection largely drove fund results, yield-curve positioning also contributed. I had limited exposure to lagging government securities - namely Treasuries and agencies - and instead focused on higher-yielding spread sectors such as corporate bonds, which outperformed amid a more favorable environment for riskier assets. Corporates were particular standouts, as yield spreads tightened sharply from the record-wide levels achieved last fall. Solid industry and security selection within the sector played a key role in outpacing the Lehman Brothers Aggregate Bond Index. Thanks to Fidelity's strong research capabilities, I was able to increase positions in what I felt were improving credit-quality stories, while selling bonds that appeared fully priced. This strategy paid off, as several middle-to-lower-quality investment-grade holdings continued to rally. That said, there were a few holdings that didn't recover, but they were very small positions. Elsewhere, while mortgage securities struggled against a backdrop of increased volatility, we did well by generally owning the right bonds within the sector.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2003
U.S. Government and U.S. Government Agency Obligations	59.0%
AAA	7.8%
AA	4.4%
A	11.4%
BBB	15.4%
BB and Below	1.6%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	0.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2003
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	13.9
Consumer Discretionary	3.1
Telecommunication Services	2.9
Utilities	2.1
Consumer Staples	1.3
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.5%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,187,425
Automobiles - 0.5%
General Motors Corp.:
7.2% 1/15/11	2,000,000	2,198,972
8.25% 7/15/23	2,510,000	2,849,877
8.375% 7/15/33	3,080,000	3,575,304
		8,624,153
Media - 2.1%
AOL Time Warner, Inc. 7.625% 4/15/31	2,500,000	2,884,420
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	5,985,000	7,125,196
Clear Channel Communications, Inc. 7.65% 9/15/10	5,000,000	5,852,705
Continental Cablevision, Inc. 9% 9/1/08	4,000,000	4,823,164
Cox Communications, Inc. 7.75% 11/1/10	3,350,000	3,990,721
News America Holdings, Inc. 7.75% 12/1/45	6,500,000	7,685,269
Time Warner, Inc. 6.625% 5/15/29	1,745,000	1,793,302
		34,154,777
TOTAL CONSUMER DISCRETIONARY		47,966,355
CONSUMER STAPLES - 1.3%
Beverages - 0.3%
Miller Brewing Co. 5.5% 8/15/13 (a)	4,780,000	4,883,454
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,557,317
Food Products - 0.3%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,337,779
Tobacco - 0.6%
Altria Group, Inc. 7% 11/4/13	3,125,000	3,333,734
Philip Morris Companies, Inc.:
7.65% 7/1/08	5,000,000	5,534,020
7.75% 1/15/27	1,000,000	1,078,968
		9,946,722
TOTAL CONSUMER STAPLES		21,725,272
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Kinder Morgan, Inc. 6.5% 9/1/12	1,740,000	1,920,088
FINANCIALS - 13.6%
Capital Markets - 2.6%
Amvescap PLC yankee 6.6% 5/15/05	1,890,000	2,000,943
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,804,151
Credit Suisse First Boston (USA), Inc.:
4.625% 1/15/08	3,400,000	3,539,414
6.5% 1/15/12	3,520,000	3,917,834

	Principal Amount	Value (Note 1)
Goldman Sachs Group, Inc.:
4.125% 1/15/08	$ 3,270,000	$ 3,352,738
5.7% 9/1/12	2,935,000	3,084,544
J.P. Morgan Chase & Co.:
4% 2/1/08	1,065,000	1,083,550
5.35% 3/1/07	1,515,000	1,621,497
5.75% 1/2/13	3,500,000	3,690,708
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,614,504
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,656,261
Morgan Stanley 6.6% 4/1/12	5,695,000	6,360,398
		42,726,542
Commercial Banks - 1.2%
Bank One Corp. 6.5% 2/1/06	1,245,000	1,351,430
Bank One NA, Chicago 3.7% 1/15/08	5,075,000	5,134,530
Chase Manhattan Corp. New 6.375% 4/1/08	900,000	991,764
Corporacion Andina de Fomento 5.2% 5/21/13	1,560,000	1,552,702
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,079,916
Korea Development Bank 7.375% 9/17/04	515,000	529,963
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,766,824
Popular North America, Inc. 6.125% 10/15/06	2,145,000	2,331,574
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,066,725
		18,805,428
Consumer Finance - 3.3%
American General Finance Corp.:
2.75% 6/15/08	145,000	139,588
5.875% 7/14/06	5,195,000	5,606,075
Capital One Bank 4.875% 5/15/08	4,295,000	4,420,212
Ford Motor Credit Co.:
7.375% 10/28/09	6,870,000	7,544,366
7.875% 6/15/10	6,350,000	7,095,268
General Motors Acceptance Corp. 7.75% 1/19/10	5,650,000	6,404,603
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,825,263
6.375% 11/27/12	2,635,000	2,890,737
6.75% 5/15/11	4,000,000	4,502,972
7% 5/15/12	840,000	957,909
Household International, Inc. 8.875% 2/15/08	3,775,000	4,242,194
MBNA Corp.:
6.25% 1/17/07	1,905,000	2,073,958
7.5% 3/15/12	3,005,000	3,491,308
		55,194,453
Diversified Financial Services - 4.2%
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,638,244
ASIF Global Financing XVIII 3.85% 11/26/07 (a)	60,000	60,988
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc. 3.5% 2/1/08	$ 4,370,000	$ 4,386,374
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	326,322
7.92% 5/18/12	3,700,000	3,350,084
Deutsche Telekom International Finance BV:
5.25% 7/22/13	2,340,000	2,363,912
8.75% 6/15/30	5,750,000	7,345,211
NiSource Finance Corp. 7.875% 11/15/10	8,105,000	9,640,014
Pemex Project Funding Master Trust:
6.125% 8/15/08	3,630,000	3,811,500
7.375% 12/15/14	2,000,000	2,135,000
7.875% 2/1/09 (c)	1,200,000	1,354,800
Petronas Capital Ltd. 7% 5/22/12 (a)	8,320,000	9,477,495
Rabobank Capital Funding Trust II 5.26% 12/31/49 (a)(c)	2,870,000	2,873,972
Sprint Capital Corp. 6.875% 11/15/28	7,040,000	6,869,857
Telecom Italia Capital 5.25% 11/15/13 (a)	4,500,000	4,508,960
Verizon Global Funding Corp. 7.25% 12/1/10	7,895,000	9,090,200
		70,232,933
Insurance - 0.4%
Principal Life Global Funding I:
2.8% 6/26/08 (a)	1,850,000	1,789,829
5.125% 6/28/07 (a)	3,000,000	3,212,100
6.25% 2/15/12 (a)	1,350,000	1,470,417
		6,472,346
Real Estate - 1.1%
Arden Realty LP 7% 11/15/07	5,000,000	5,525,605
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,432,854
Boston Properties, Inc. 6.25% 1/15/13	3,000,000	3,219,129
CenterPoint Properties Trust 6.75% 4/1/05	510,000	536,165
EOP Operating LP 7% 7/15/11	1,725,000	1,946,511
ERP Operating LP 7.1% 6/23/04	1,000,000	1,024,657
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,145,408
ProLogis 6.7% 4/15/04	460,000	467,192
		18,297,521
Thrifts & Mortgage Finance - 0.8%
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,806,711
5.5% 2/1/07	2,500,000	2,678,738
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,401,919
Washington Mutual, Inc. 4.375% 1/15/08	2,330,000	2,395,319
		13,282,687
TOTAL FINANCIALS		225,011,910

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Raytheon Co. 5.5% 11/15/12	$ 1,500,000	$ 1,521,689
Industrial Conglomerates - 0.7%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	12,017,500
TOTAL INDUSTRIALS		13,539,189
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc.:
6.5% 11/15/28	6,685,000	6,617,655
6.75% 2/1/06	2,000,000	2,154,570
		8,772,225
MATERIALS - 0.5%
Containers & Packaging - 0.2%
Sealed Air Corp.:
5.625% 7/15/13 (a)	745,000	762,352
6.875% 7/15/33 (a)	1,565,000	1,656,545
		2,418,897
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	900,000	1,016,517
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	635,000	637,603
5.5% 1/15/14	1,595,000	1,599,581
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,827,325
		4,064,509
TOTAL MATERIALS		7,499,923
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T Corp. 8.75% 11/15/31	2,990,000	3,494,003
France Telecom SA 9.75% 3/1/31	6,550,000	8,702,821
Koninklijke KPN NV yankee 8.375% 10/1/30	4,500,000	5,704,718
SBC Communications, Inc. 6.25% 3/15/11	3,005,000	3,289,465
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,045,928
Telefonica Europe BV 7.75% 9/15/10	5,000,000	5,936,170
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	5,405,466
8% 6/1/11	3,150,000	3,683,254
Verizon New York, Inc. 6.875% 4/1/12	2,335,000	2,583,694
		39,845,519
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc.:
7.875% 3/1/11	$ 2,580,000	$ 2,985,437
8.75% 3/1/31	3,455,000	4,262,879
		7,248,316
TOTAL TELECOMMUNICATION SERVICES		47,093,835
UTILITIES - 2.0%
Electric Utilities - 1.3%
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,578,107
DTE Energy Co. 7.05% 6/1/11	2,004,000	2,247,167
Duke Capital Corp.:
6.25% 2/15/13	805,000	849,139
6.75% 2/15/32	4,610,000	4,655,376
FirstEnergy Corp. 6.45% 11/15/11	2,770,000	2,870,961
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	1,795,000	1,856,201
5.875% 10/1/12	1,955,000	2,049,876
Monongahela Power Co. 5% 10/1/06	2,260,000	2,299,550
Public Service Co. of Colorado 7.875% 10/1/12	2,470,000	2,997,834
		22,404,211
Gas Utilities - 0.5%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,347,698
6.85% 4/15/11	445,000	505,856
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	4,370,000	5,112,900
		7,966,454
Multi-Utilities & Unregulated Power - 0.2%
Williams Companies, Inc.:
7.125% 9/1/11	2,320,000	2,453,400
7.5% 1/15/31	505,000	511,313
		2,964,713
TOTAL UTILITIES		33,335,378
TOTAL NONCONVERTIBLE BONDS (Cost $374,086,142)		406,864,175
U.S. Government and Government Agency Obligations - 12.6%

U.S. Government Agency Obligations - 3.6%
Fannie Mae:
5.125% 1/2/14	10,000,000	10,034,780
5.5% 3/15/11	1,170,000	1,261,739
Federal Home Loan Bank 5.8% 9/2/08	8,515,000	9,377,025

	Principal Amount	Value (Note 1)
Freddie Mac:
2.875% 9/15/05	$ 3,380,000	$ 3,441,797
3.625% 9/15/08	8,905,000	8,963,924
4% 6/12/13	4,640,000	4,331,124
5.75% 1/15/12	7,740,000	8,431,894
5.875% 3/21/11	6,035,000	6,541,469
6.25% 7/15/32	1,001,000	1,088,600
6.625% 9/15/09	3,000,000	3,430,713
6.75% 3/15/31	1,479,000	1,708,082
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	741,168	800,468
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	889	915
Series 1993-D, 5.23% 5/15/05	2,553	2,606
Series 1994-A, 7.12% 4/15/06	2,831	3,002
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	2,682	2,883
Private Export Funding Corp. secured 6.86% 4/30/04	114,592	116,581
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		59,537,602
U.S. Treasury Inflation Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	24,225,806	24,051,671
U.S. Treasury Obligations - 7.6%
U.S. Treasury Bonds:
6.25% 5/15/30	70,310,000	81,136,615
8% 11/15/21	890,000	1,201,987
U.S. Treasury Notes:
3.25% 8/15/07	5,600,000	5,712,218
6.125% 8/15/07	5,000,000	5,595,900
6.5% 2/15/10	27,950,000	32,478,766
TOTAL U.S. TREASURY OBLIGATIONS		126,125,486
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $204,854,366)		209,714,759
U.S. Government Agency - Mortgage Securities - 44.8%

Fannie Mae - 36.4%
4% 1/1/19 (b)	59,939,232	58,384,558
4.5% 6/1/33 to 7/1/33	9,906,249	9,484,389
5% 10/1/17 to 8/1/18	48,064,946	49,082,375
5% 1/1/19 (b)	7,390,994	7,536,504
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
5% 1/1/34 (b)	$ 10,000,000	$ 9,896,875
5.5% 8/1/14 to 5/1/18	100,373,625	104,166,050
5.5% 1/1/34 (b)	104,134,456	105,468,679
6% 2/1/13 to 12/1/31	12,720,865	13,348,117
6% 1/1/19 (b)	10,000,000	10,487,500
6.5% 8/1/08 to 2/1/33	159,318,564	167,646,707
6.5% 1/1/19 (b)	12,076,956	12,801,573
6.5% 1/1/34 (b)	45,974,129	48,071,699
7% 3/1/15 to 8/1/32	3,036,797	3,224,495
7.5% 8/1/08 to 11/1/31	5,661,631	6,059,292
8% 3/1/30	4,428	4,788
8.5% 3/1/25 to 6/1/25	5,290	5,770
TOTAL FANNIE MAE		605,669,371
Freddie Mac - 3.0%
5% 1/1/34 (b)	50,000,000	49,375,000
8.5% 3/1/20 to 1/1/28	569,256	620,707
TOTAL FREDDIE MAC		49,995,707
Government National Mortgage Association - 5.4%
6% 8/15/08 to 8/15/29	7,948,002	8,288,248
6% 1/1/34 (b)	38,667,795	40,166,172
6.5% 10/15/27 to 8/15/32	3,821,678	4,036,349
7% 1/15/28 to 8/15/32	32,770,776	34,935,893
7.5% 3/15/06 to 10/15/28	1,331,929	1,435,188
8% 2/15/17	37,095	40,862
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		88,902,712
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $737,831,992)		744,567,790
Asset-Backed Securities - 3.7%

American Express Credit Account Master Trust Series 1999-2 Class B, 6.1% 12/15/06	1,500,000	1,526,673
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4A, 3.1% 11/6/09	1,705,000	1,714,491
Series 2003-BX:
Class A4A, 2.72% 1/6/10	2,115,000	2,118,320
Class A4B, 1.55% 1/6/10 (c)	1,570,000	1,583,664
Capital One Master Trust Series 2001-3A Class A, 5.45% 3/16/09	1,390,000	1,470,488
Capital One Multi-Asset Execution Trust:
Series 2003-A4 Class A4, 3.65% 7/15/11	1,144,000	1,142,000
Series 2003-B4 Class B4, 1.9625% 7/15/11 (c)	2,230,000	2,231,053

	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust Series 2001-A:
Class A4, 5.07% 2/15/08	$ 4,900,000	$ 5,046,221
Class CTFS, 5.06% 2/15/08	369,225	377,891
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (c)	4,500,000	4,552,766
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	7,000,000	7,540,799
Series 2003-4 Class B1, 1.47% 5/16/11 (c)	2,620,000	2,620,000
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	755,000	769,468
Series 2001-C Class B, 5.54% 12/15/05	1,400,000	1,430,111
Honda Auto Receivables Owner Trust Series 2001-2:
Class A3, 4.67% 3/18/05	451,878	453,671
Class A4, 5.09% 10/18/06	1,640,000	1,662,978
Household Private Label Credit Card Master Note Trust I Series 2002-1 Class A, 5.5% 1/18/11	4,875,000	5,239,766
MBNA Credit Card Master Note Trust:
Series 2001-A1 Class A1, 5.75% 10/15/08	1,800,000	1,935,868
Series 2001-B2 Class B2, 1.5225% 1/15/09 (c)	12,100,000	12,138,134
Series 2003-B3 Class B3, 1.5375% 1/18/11 (c)	1,810,000	1,810,440
Series 2003-B5 Class B5, 1.5325% 2/15/11 (c)	725,000	728,362
Railcar Trust Series 1992-1 Class A, 7.75% 6/1/04	73,580	75,011
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	2,255,000	2,424,272
TOTAL ASSET-BACKED SECURITIES (Cost $58,940,495)		60,592,447
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.2%
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 2.62% 6/10/35 (a)(c)	1,225,210	1,228,273
Class B4, 2.82% 6/10/35 (a)(c)	1,096,241	1,098,981
Class B5, 3.42% 6/10/35 (a)(c)	749,015	750,888
Class B6, 3.92% 6/10/35 (a)(c)	441,472	442,576
TOTAL PRIVATE SPONSOR		3,520,718
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.2%
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-22 Class B, 3.963% 5/16/32	$ 3,295,000	$ 3,252,458
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,805,057)		6,773,176
Commercial Mortgage Securities - 3.9%

Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(c)	1,345,000	1,467,249
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,817,650
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	3,159,035	3,338,705
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,295,110
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,282,376
Series 1997-C2 Class D, 7.27% 1/17/35	1,750,000	1,957,966
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,483,968
Series 2001-CKN5 Class AX, 1.2471% 9/15/34 (a)(c)(e)	31,472,455	2,175,842
Series 2003-TF2A Class A2, 1.4825% 11/15/14 (a)(c)	2,500,000	2,500,000
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1:
Class A2, 6.538% 6/15/31	1,930,000	2,113,696
Class D, 7.231% 6/15/31	925,000	962,000
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,000,000	3,510,678
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (a)	500,000	550,061
Class C1, 7.52% 5/15/06 (a)	500,000	551,142
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (a)	3,438,968	3,616,438
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2002-83 Class B, 4.6951% 12/16/24	1,860,000	1,908,668

	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II:
Series 1998-GLII Class E, 7.1905% 4/13/31 (c)	$ 245,000	$ 249,208
Series 2003-C1 Class A2A, 3.59% 1/10/40	3,220,000	3,231,417
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,386,377
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,574,784
Series 2001-C3 Class A1, 6.058% 6/15/20	5,505,228	5,956,000
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (a)	2,600,000	2,406,930
Class C, 4.13% 11/20/37 (a)	2,600,000	2,305,469
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,750,222
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	1,390,000	1,457,378
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $61,696,252)		64,849,334
Municipal Securities - 0.3%

Illinois Gen. Oblig. 5.1% 6/1/33	4,395,000	4,041,071
Oregon Gen. Oblig. 5.892% 6/1/27	935,000	972,914
TOTAL MUNICIPAL SECURITIES (Cost $5,330,000)		5,013,985
Foreign Government and Government Agency Obligations - 1.6%

Chilean Republic:
6.875% 4/28/09	2,300,000	2,601,231
7.125% 1/11/12	8,520,000	9,744,750
Quebec Province 7% 1/30/07	1,000,000	1,122,420
State of Israel 4.625% 6/15/13	725,000	693,281
United Mexican States:
4.625% 10/8/08	3,835,000	3,882,938
8% 9/24/22	8,000,000	8,752,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,370,154)		26,796,620
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,913,994
Fixed-Income Funds - 11.4%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (d) (Cost $189,752,518)	1,909,521	$ 190,130,996
Cash Equivalents - 16.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.02%, dated 12/31/03 due 1/2/04) (Cost $281,206,000)	$ 281,221,937	281,206,000
TOTAL INVESTMENT PORTFOLIO - 120.2% (Cost $1,946,579,524)	1,998,423,276
NET OTHER ASSETS - (20.2)%	(336,290,367)
NET ASSETS - 100%	$ 1,662,132,909
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Default Swap
Receive quarterly notional amount multiplied by .44% and pay JPMorgan Chase, Inc. upon default event of Lockheed Martin Corp., par value of the notional amount of Lockheed Martin Corp. 8.2% 12/1/09	Dec. 2008	$ 2,000,000	$ (5,547)
Receive quarterly notional amount multiplied by .87% and pay Merrill Lynch, Inc. upon default of Raytheon Co., par value of the notional amount of Raytheon Co. 5.375% 4/1/13	June 2008	5,000,000	67,982
TOTAL CREDIT DEFAULT SWAP		7,000,000	62,435

	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 42,000,000	$ 182,738
Receive quarterly a fixed rate equal to 3.273% and pay quarterly a floating rate based on 3-month LIBOR with Goldman Sachs	April 2008	19,000,000	32,677
Receive quarterly a fixed rate equal to 3.5146% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Nov. 2008	2,000,000	(1,069)
TOTAL INTEREST RATE SWAP		63,000,000	214,346
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	10,000,000	1,106
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	10,000,000	115,435
Receive quarterly a return equal to Banc of America securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America	May 2004	10,000,000	17,950
Receive quarterly a return equal to Banc of America securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	April 2004	10,000,000	169,958
TOTAL TOTAL RETURN SWAP		40,000,000	304,449
		$ 110,000,000	$ 581,230
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,449,166 or 3.8% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $4,280,925,957 and $4,603,835,480, respectively, of which long-term U.S. government and government agency obligations aggregated $3,878,564,503 and $4,021,351,546, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $17,669,667. The weighted average interest rate was 1.15%. Interest earned from the interfund lending program amounted to $3,391 and is included in interest income on the Statement of Operations. At period end, there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $9,273,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $281,206,000) (cost $1,946,579,524) - See accompanying schedule		$ 1,998,423,276
Commitment to sell securities on a delayed delivery basis	$ (14,203,663)
Receivable for securities sold on a delayed delivery basis	14,209,944	6,281
Cash		975
Receivable for fund shares sold		1,852,779
Interest receivable		12,594,184
Unrealized gain on swap agreements		581,230
Prepaid expenses		11,452
Total assets		2,013,470,177

Liabilities
Payable for investments purchased on a delayed delivery basis	342,026,321
Payable for fund shares redeemed	8,473,832
Accrued management fee	597,969
Distribution fees payable	24,986
Other affiliated payables	121,877
Other payables and accrued expenses	92,283
Total liabilities		351,337,268

Net Assets		$ 1,662,132,909
Net Assets consist of:
Paid in capital		$ 1,496,537,119
Undistributed net investment income		68,804,726
Accumulated undistributed net realized gain (loss) on investments		44,359,801
Net unrealized appreciation (depreciation) on investments		52,431,263
Net Assets		$ 1,662,132,909

Initial Class: Net Asset Value, offering price and redemption price per share ($1,528,416,704 ÷ 111,986,357 shares)		$ 13.65

Service Class: Net Asset Value, offering price and redemption price per share ($18,305,429 ÷ 1,345,239 shares)		$ 13.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($115,410,776 ÷ 8,550,395 shares)		$ 13.50

Statement of Operations

	Year ended December 31, 2003

Investment Income
Interest		$ 78,487,358
Security lending		31,974
Total income		78,519,332

Expenses
Management fee	$ 8,402,508
Transfer agent fees	1,332,740
Distribution fees	238,141
Accounting and security lending fees	426,768
Non-interested trustees' compensation	9,619
Custodian fees and expenses	103,247
Audit	60,276
Legal	7,488
Miscellaneous	126,602
Total expenses before reductions	10,707,389
Expense reductions	(2,213)	10,705,176
Net investment income (loss)		67,814,156
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	45,139,347
Swap agreements	1,190,566
Total net realized gain (loss)		46,329,913
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,938,709)
Swap agreements	581,230
Delayed delivery commitments	6,281
Total change in net unrealized appreciation (depreciation)		(17,351,198)
Net gain (loss)		28,978,715
Net increase (decrease) in net assets resulting from operations		$ 96,792,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,814,156	$ 81,834,457
Net realized gain (loss)	46,329,913	32,349,066
Change in net unrealized appreciation (depreciation)	(17,351,198)	59,508,829
Net increase (decrease) in net assets resulting from operations	96,792,871	173,692,352
Distributions to shareholders from net investment income	(82,217,412)	(58,817,521)
Distributions to shareholders from net realized gain	(28,967,100)	-
Total distributions	(111,184,512)	(58,817,521)
Share transactions - net increase (decrease)	(361,117,397)	458,501,562
Total increase (decrease) in net assets	(375,509,038)	573,376,393
Net Assets
Beginning of period	2,037,641,947	1,464,265,554
End of period (including undistributed net investment income of $68,804,726 and undistributed net investment income of $82,446,651, respectively)	$ 1,662,132,909	$ 2,037,641,947
Other Information: Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	23,978,195	1,752,061	7,214,822
Reinvested	8,213,993	2,020	300,111
Redeemed	(63,630,168)	(480,248)	(4,242,792)
Net increase (decrease)	(31,437,980)	1,273,833	3,272,141

Dollars Sold	$ 320,978,012	$ 23,516,680	$ 95,735,008
Reinvested	107,274,755	26,323	3,883,434
Redeemed	(849,723,435)	(6,448,689)	(56,359,485)
Net increase (decrease)	$ (421,470,668)	$ 17,094,314	$ 43,258,957

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 79,353,928	$ 19,279	$ 2,844,205
From net realized gain	27,920,827	7,044	1,039,229
Total	$ 107,274,755	$ 26,323	$ 3,883,434
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227
From net realized gain	-	-	-
Total	$ 57,956,815	$ 4,479	$ 856,227

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Income from Investment Operations
Net investment income (loss) C	.467	.610	.685 E	.771	.743
Net realized and unrealized gain (loss)	.213	.680	.335 E	.499	(.873)
Total from investment operations	.680	1.290	1.020	1.270	(.130)
Distributions from net investment income	(.540)	(.510)	(.690)	(.840)	(.510)
Distributions from net realized gain	(.190)	-	-	-	(.160)
Total distributions	(.730)	(.510)	(.690)	(.840)	(.670)
Net asset value, end of period	$ 13.65	$ 13.70	$ 12.92	$ 12.59	$ 12.16
Total Return A, B	5.20%	10.34%	8.46%	11.22%	(1.05)%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.54%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.54%
Expenses net of all reductions	.54%	.53%	.54%	.54%	.54%
Net investment income (loss)	3.48%	4.71%	5.47% E	6.50%	6.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,528,417	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852
Portfolio turnover rate	218%	192%	278%	154%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.448	.591	.674 H	.377
Net realized and unrealized gain (loss)	.212	.679	.326 H	.403
Total from investment operations	.660	1.270	1.000	.780
Distributions from net investment income	(.520)	(.500)	(.690)	-
Distributions from net realized gain	(.190)	-	-	-
Total distributions	(.710)	(.500)	(.690)	-
Net asset value, end of period	$ 13.61	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	5.06%	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64%	.64% A
Net investment income (loss)	3.38%	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,305	$ 975	$ 115	$ 107
Portfolio turnover rate	218%	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.427	.571	.643 H	.686
Net realized and unrealized gain (loss)	.213	.679	.327 H	.634
Total from investment operations	.640	1.250	.970	1.320
Distributions from net investment income	(.520)	(.500)	(.690)	(.840)
Distributions from net realized gain	(.190)	-	-	-
Total distributions	(.710)	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.50	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	4.94%	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.79%	.82%	1.05% A
Net investment income (loss)	3.23%	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,411	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	218%	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Mid Cap Portfolio - Initial Class	38.64%	19.25%	19.93%
Fidelity VIP: Mid Cap Portfolio - Service Class B	38.52%	19.13%	19.81%
Fidelity VIP: Mid Cap Portfolio - Service Class 2 C	38.31%	18.98%	19.66%

A From December 28, 1998.

B Performance for Service Class shares reflects an asset based distribution fee (12b-1).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Management's Discussion of Fund Performance

Comments from Tom Allen, Portfolio Manager of Fidelity® Variable Insurance Products: Mid Cap Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12-month period that ended December 31, 2003, the fund posted strong positive returns, outperforming both the Standard & Poor's® MidCap 400 Index, which gained 35.62%, and the LipperSM Variable Annuity Mid-Cap Funds Average, which rose 35.40%. The fund's significant overweighting in strong-performing materials stocks, including base metals such as copper and zinc - as well as big positions in gold mining issues - provided a large part of the fund's positive performance. Favorable stock selection in areas such as biotechnology, energy and health care equipment also contributed solid gains. Among the top contributors were gold producer Newmont Mining and Invitrogen, a life sciences technology company. Performance suffered because of the fund's overly cautious stance, particularly early in the period, which resulted in an unusually large position in cash and a significant underweighting in the resurgent semiconductor industry. Several gold mining stocks that did well in 2002 - Meridian Gold and Agnico-Eagle, for example - hurt performance in 2003 as investors reduced their exposure to these issues.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products: Mid Cap Portfolio

Annual Report

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Newmont Mining Corp.	5.6
Invitrogen Corp.	3.4
Symbol Technologies, Inc.	2.3
Meridian Gold, Inc.	2.1
Freeport-McMoRan Copper & Gold, Inc. Class B	2.1
15.5
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Materials	22.7
Health Care	21.3
Consumer Discretionary	14.0
Energy	11.7
Information Technology	8.9
Asset Allocation as of December 31, 2003
% of fund's net assets*
Stocks	96.8%
Short-Term Investments and Net Other Assets	3.2%

*Foreign investments 26.0%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 1.1%
Autoliv, Inc.	77,900	$ 2,932,935
China Yuchai International Ltd.	100	3,060
Gentex Corp.	391,500	17,288,640
IMPCO Technologies, Inc. (a)	203,100	1,771,032
Johnson Controls, Inc.	100	11,612
Starcraft Corp.	100	3,252
Superior Industries International, Inc.	121,800	5,300,736
		27,311,267
Automobiles - 0.0%
Fiat Spa sponsord ADR	100	774
Harley-Davidson, Inc.	100	4,753
Monaco Coach Corp. (a)	200	4,760
Thor Industries, Inc.	100	5,622
		15,909
Distributors - 0.0%
Advanced Marketing Services, Inc.	100	1,140
Educational Development Corp.	100	1,103
Li & Fung Ltd.	2,000	3,426
		5,669
Hotels, Restaurants & Leisure - 2.7%
Applebee's International, Inc.	100	3,927
GTECH Holdings Corp.	22	1,067
Krispy Kreme Doughnuts, Inc. (a)	93,000	3,403,800
Outback Steakhouse, Inc.	849,600	37,560,816
P.F. Chang's China Bistro, Inc. (a)	100	5,088
Panera Bread Co. Class A (a)	100	3,953
Red Robin Gourmet Burgers, Inc. (a)	92,000	2,800,480
Sonic Corp. (a)	670,750	20,538,365
Starbucks Corp. (a)	100	3,306
Total Entertainment Restaurant Corp. (a)	100	1,208
		64,322,010
Household Durables - 2.9%
Alba PLC	718,435	8,146,018
CFM, Inc. (a)	100	843
Fedders Corp.	100	720
Fedders Corp. rights 1/16/04 (a)	100	6
Garmin Ltd.	565,100	30,786,648
Harman International Industries, Inc.	320,000	23,673,600
Hovnanian Enterprises, Inc. Class A (a)	100	8,706
Lennar Corp.:
Class A	100	9,600
Class B	10	914
Mohawk Industries, Inc. (a)	100	7,054
Sekisui House Ltd.	800,000	8,305,851
Techtronic Industries Co.	2,000	5,552
The Stanley Works	100	3,787
William Lyon Homes, Inc. (a)	100	6,277
		70,955,576

	Shares	Value (Note 1)
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	200	$ 2,212
Alloy, Inc. (a)	100	521
Drugstore.com, Inc. (a)	100	551
eBay, Inc. (a)	100	6,459
GSI Commerce, Inc. (a)	100	976
InterActiveCorp (a)	487	16,524
J. Jill Group, Inc. (a)	100	1,271
Netflix, Inc. (a)	200	10,938
Sportsmans Guide, Inc. (a)	100	1,715
		41,167
Leisure Equipment & Products - 0.0%
Arctic Cat, Inc.	100	2,470
Leapfrog Enterprises, Inc. Class A (a)	100	2,653
Mega Bloks, Inc. (a)	100	1,773
Oakley, Inc.	100	1,384
Polaris Industries, Inc.	100	8,858
SCP Pool Corp. (a)	150	4,902
SHIMANO, Inc.	100	2,082
		24,122
Media - 1.1%
Astral Media, Inc. Class A (non-vtg.)	408,000	8,822,387
Catalina Marketing Corp. (a)	443,000	8,930,880
Chum Ltd. Class B (non-vtg.)	100	4,857
Cumulus Media, Inc. Class A (a)	100	2,200
E.W. Scripps Co. Class A	100	9,414
EchoStar Communications Corp. Class A (a)	100	3,400
Entercom Communications Corp. Class A (a)	100	5,296
Entravision Communications Corp. Class A (a)	100	1,110
Fox Entertainment Group, Inc. Class A (a)	100	2,915
Getty Images, Inc. (a)	100	5,013
Grupo Televisa SA de CV sponsored ADR	191,900	7,649,134
Harris Interactive, Inc. (a)	100	830
Hughes Electronics Corp. (a)	82	1,357
Modern Times Group AB (MTG) (B Shares) (a)	66,100	1,391,415
News Corp. Ltd. sponsored ADR	9	272
Omnicom Group, Inc.	100	8,733
Pixar (a)	100	6,929
Radio One, Inc. Class A (a)	100	1,955
Reader's Digest Association, Inc. (non-vtg.)	100	1,466
Saga Communications, Inc. Class A (a)	100	1,853
SBS Broadcasting SA (a)	100	3,260
Scholastic Corp. (a)	100	3,404
TiVo, Inc. (a)	100	740
Torstar Corp. Class B	100	2,236
Univision Communications, Inc. Class A (a)	100	3,969
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Washington Post Co. Class B	100	$ 79,140
Westwood One, Inc. (a)	100	3,421
		26,947,586
Multiline Retail - 0.2%
99 Cents Only Stores (a)	143,700	3,912,951
Big Lots, Inc. (a)	100	1,421
Dollar General Corp.	100	2,099
Dollar Tree Stores, Inc. (a)	100	3,006
Family Dollar Stores, Inc.	100	3,588
Fred's, Inc. Class A	100	3,098
Kohl's Corp. (a)	100	4,494
Tuesday Morning Corp. (a)	44,200	1,337,050
		5,267,707
Specialty Retail - 4.4%
Abercrombie & Fitch Co. Class A (a)	100	2,471
AC Moore Arts & Crafts, Inc. (a)	580,300	11,176,578
Advance Auto Parts, Inc. (a)	100	8,140
AutoZone, Inc. (a)	100	8,521
Bed Bath & Beyond, Inc. (a)	100	4,335
Best Buy Co., Inc.	200	10,448
Cache, Inc. (a)	100	2,083
CarMax, Inc. (a)	473,700	14,651,541
Chico's FAS, Inc. (a)	42,700	1,577,765
Christopher & Banks Corp.	84,751	1,655,187
Claire's Stores, Inc.	205,900	3,879,156
Cole National Corp. Class A (a)	100	2,000
Cost Plus, Inc. (a)	26,900	1,102,900
Deb Shops, Inc.	100	2,150
Forzani Group Ltd. Class A (a)	100	1,253
Genesco, Inc. (a)	100	1,513
Group 1 Automotive, Inc. (a)	100	3,619
Guitar Center, Inc. (a)	100	3,258
Hibbett Sporting Goods, Inc. (a)	100	2,980
Hot Topic, Inc. (a)	1,141,450	33,627,117
Jos. A. Bank Clothiers, Inc. (a)	100	3,469
KOMERI Co. Ltd.	528,900	12,301,889
Michaels Stores, Inc.	100	4,420
Nitori Co. Ltd.	148,200	9,270,872
O'Reilly Automotive, Inc. (a)	100	3,836
Pacific Sunwear of California, Inc. (a)	199,300	4,209,216
Peacock Group PLC	1,258,300	4,313,895
PETsMART, Inc.	100	2,380
Pier 1 Imports, Inc.	100	2,186
RONA, Inc. (a)	100,000	2,404,409
Ross Stores, Inc.	296,600	7,839,138
Select Comfort Corp. (a)	100	2,476
Sharper Image Corp. (a)	100	3,265
Shimamura Co. Ltd.	100	6,828
Sports Authority, Inc. (a)	100	3,840
Staples, Inc. (a)	100	2,730

	Shares	Value (Note 1)
Talbots, Inc.	100	$ 3,078
TBC Corp. (a)	100	2,581
The Bombay Company, Inc. (a)	100	814
Tiffany & Co., Inc.	100	4,520
TJX Companies, Inc.	100	2,205
Too, Inc. (a)	100	1,688
Tractor Supply Co. (a)	100	3,889
Urban Outfitters, Inc. (a)	200	7,410
Weight Watchers International, Inc. (a)	100	3,837
Williams-Sonoma, Inc. (a)	200	6,954
		108,134,840
Textiles Apparel & Luxury Goods - 1.6%
Adidas-Salomon AG	100	11,359
Brown Shoe Co., Inc.	100	3,793
Coach, Inc. (a)	200	7,550
Columbia Sportswear Co. (a)	626,200	34,127,900
Compagnie Financiere Richemont unit	100	2,394
DHB Industries, Inc. (a)	100	700
Fossil, Inc. (a)	145,300	4,069,853
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	100	3,088
K-Swiss, Inc. Class A	200	4,812
Kenneth Cole Productions, Inc. Class A	100	2,940
Liz Claiborne, Inc.	100	3,546
NIKE, Inc. Class B	100	6,846
Quiksilver, Inc. (a)	200	3,546
Ted Baker PLC	25,000	154,678
The Swatch Group AG (Bearer)	100	11,972
Timberland Co. Class A (a)	100	5,207
Vans, Inc. (a)	100	1,141
		38,421,325
TOTAL CONSUMER DISCRETIONARY		341,447,178
CONSUMER STAPLES - 3.0%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	1,814
Companhia de Bebidas das Americas (AmBev) sponsored ADR	29,100	742,341
Fomento Economico Mexicano SA de CV sponsored ADR	100	3,688
Grupo Modelo SA de CV Series C	100	241
Harbin Brewery Group Ltd.	2,000	805
Tsingtao Brewery Co. Ltd. (H Shares)	1,000	1,172
		750,061
Food & Staples Retailing - 0.2%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	100	2,515
Costco Wholesale Corp. (a)	100	3,718
Plant Co. Ltd. (a)	30,100	468,620
United Natural Foods, Inc. (a)	100	3,591
Whole Foods Market, Inc.	64,100	4,303,033
		4,781,477
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 2.5%
Central Garden & Pet Co. Class A (a)	100	$ 2,803
Delta & Pine Land Co.	152,200	3,865,880
Fresh Del Monte Produce, Inc.	100	2,383
Green Mountain Coffee Roasters, Inc. (a)	245,895	5,660,503
Hershey Foods Corp.	244,300	18,808,657
Horizon Organic Holding Corp. (a)	40,600	972,370
IAWS Group PLC (Ireland)	50	610
Lindt & Spruengli AG (participation certificate)	100	83,038
McCormick & Co., Inc. (non-vtg.)	473,600	14,255,360
Peet's Coffee & Tea, Inc. (a)	100	1,741
PT Indofood Sukses Makmur	34,620,000	3,289,315
Sensient Technologies Corp.	100	1,977
Smithfield Foods, Inc. (a)	637,600	13,198,320
Tootsie Roll Industries, Inc.	100	3,600
Yakult Honsha Co. Ltd.	1,000	15,709
		60,162,266
Household Products - 0.0%
Uni-Charm Corp.	100	4,943
Personal Products - 0.3%
Alberto-Culver Co. Class B	100	6,308
Hengan International Group Co. Ltd. (a)	9,002,000	4,840,969
Kose Corp.	77,600	2,809,283
NBTY, Inc. (a)	100	2,686
USANA Health Sciences, Inc. (a)	200	6,120
		7,665,366
TOTAL CONSUMER STAPLES		73,364,113
ENERGY - 11.7%
Energy Equipment & Services - 6.6%
BJ Services Co. (a)	622,810	22,358,879
Cal Dive International, Inc. (a)	135,000	3,254,850
Carbo Ceramics, Inc.	115,700	5,929,625
Cooper Cameron Corp. (a)	154,000	7,176,400
Core Laboratories NV (a)	100	1,669
Global Industries Ltd. (a)	342,000	1,761,300
GlobalSantaFe Corp.	490,350	12,175,391
Helmerich & Payne, Inc.	96,000	2,681,280
Matrix Service Co. (a)	200	3,630
Nabors Industries Ltd. (a)	38,800	1,610,200
National-Oilwell, Inc. (a)	430,600	9,628,216
Noble Corp. (a)	200,800	7,184,624
NS Group, Inc. (a)	130,300	1,263,910
Oceaneering International, Inc. (a)	877,400	24,567,200
Pason Systems, Inc.	296,300	5,756,059
Pioneer Drilling Co. (a)	13,900	67,415
Pride International, Inc. (a)	519,500	9,683,480
Smith International, Inc. (a)	233,890	9,711,113
Tidewater, Inc.	580,150	17,334,882

	Shares	Value (Note 1)
Varco International, Inc. (a)	656,648	$ 13,546,638
W-H Energy Services, Inc. (a)	358,400	5,806,080
		161,502,841
Oil & Gas - 5.1%
Apache Corp.	500,220	40,567,842
Burlington Resources, Inc.	109,600	6,069,648
China Petroleum & Chemical Corp. sponsored ADR	100	4,441
Comstock Resources, Inc. (a)	373,200	7,202,760
Golar LNG Ltd. (a)	145,600	2,084,084
Golar LNG Ltd. (Nasdaq) (a)	70	1,000
Niko Resources Ltd.	138,000	2,882,979
Nuevo Energy Co. (a)	117,800	2,847,226
OAO Gazprom sponsored ADR	100	2,590
Petro-Canada	100	4,927
PetroChina Co. Ltd. sponsored ADR	100	5,705
PetroKazakhstan, Inc. Class A (a)	1,292,100	29,154,924
Petroleo Brasileiro SA Petrobras sponsored ADR	100	2,924
Pioneer Natural Resources Co. (a)	309,500	9,882,335
Pogo Producing Co.	169,600	8,191,680
Suncor Energy, Inc.	117,200	2,936,324
Surgutneftegaz JSC sponsored ADR	100	2,940
Talisman Energy, Inc.	152,400	8,637,410
Western Gas Resources, Inc.	40,000	1,890,000
World Fuel Services Corp.	18,294	621,081
XTO Energy, Inc.	100	2,830
YUKOS Corp. sponsored ADR	100	4,200
		122,999,850
TOTAL ENERGY		284,502,691
FINANCIALS - 5.7%
Capital Markets - 0.2%
A.G. Edwards, Inc.	100	3,623
Charles Schwab Corp.	100	1,184
E*TRADE Group, Inc. (a)	100	1,265
Eaton Vance Corp. (non-vtg.)	100	3,664
Federated Investors, Inc. Class B (non-vtg.)	100	2,936
Franklin Resources, Inc.	100	5,206
International Assets Holding Corp. (a)	100	594
Investment Technology Group, Inc. (a)	100	1,615
Investors Financial Services Corp.	100	3,841
Mitsubishi Securities Co. Ltd.	538,000	5,888,432
T. Rowe Price Group, Inc.	200	9,482
		5,921,842
Commercial Banks - 0.9%
Banco Itau Holding Financeira SA sponsored ADR	100	4,877
BOK Financial Corp.	100	3,872
Boston Private Financial Holdings, Inc.	142,900	3,549,636
Bryn Mawr Bank Corp.	20	490
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp	10	$ 557
Charter One Financial, Inc.	100	3,455
City National Corp.	100	6,212
CVB Financial Corp.	110	2,122
East West Bancorp, Inc.	100	5,368
First Tennessee National Corp.	100	4,410
Great Southern Bancorp, Inc.	100	4,637
Hancock Holding Co.	150	8,186
Harleysville National Corp., Pennsylvania	125	3,763
Independent Bank Corp., Massachusetts	100	2,882
International Bancshares Corp.	100	4,715
Kookmin Bank sponsored ADR	100	3,784
Lakeland Financial Corp.	100	3,532
M&T Bank Corp.	100	9,830
Marshall & Ilsley Corp.	100	3,825
Nara Bancorp, Inc.	137,190	3,745,287
National Commerce Financial Corp.	100	2,728
North Fork Bancorp, Inc., New York	100	4,047
Pacific Capital Bancorp	100	3,682
PrivateBancorp, Inc.	100	4,552
Resource Bankshares Corp.	150	4,730
SouthTrust Corp.	100	3,273
State Bancorp, Inc., New York	100	2,426
State Bank of India	70,900	836,814
Sterling Bancshares, Inc.	10	133
Sumitomo Trust & Banking Ltd.	1,643,000	9,707,886
Synovus Financial Corp.	100	2,892
TCF Financial Corp.	100	5,135
Texas Regional Bancshares, Inc. Class A	100	3,700
Tompkins Trustco, Inc.	100	4,605
UCBH Holdings, Inc.	100	3,897
UnionBanCal Corp.	100	5,754
Valley National Bancorp	100	2,920
West Coast Bancorp, Oregon	100	2,134
Westcorp	100	3,655
Wintrust Financial Corp.	60,400	2,724,040
Zions Bancorp	100	6,133
		20,706,576
Consumer Finance - 0.0%
American Express Co.	100	4,823
Capital One Financial Corp.	100	6,129
First Cash Financial Services, Inc. (a)	100	2,564
Student Loan Corp.	100	14,600
		28,116
Diversified Financial Services - 0.0%
Deutsche Boerse AG	100	5,453
eSpeed, Inc. Class A (a)	100	2,341
Moody's Corp.	100	6,055
Power Financial Corp.	100	3,818

	Shares	Value (Note 1)
Principal Financial Group, Inc.	100	$ 3,307
TSX Group, Inc.	100	3,307
		24,281
Insurance - 2.1%
ACE Ltd.	100	4,142
AFLAC, Inc.	2,800	101,304
Arthur J. Gallagher & Co.	100	3,249
Erie Indemnity Co. Class A	100	4,238
Great-West Lifeco, Inc.	100	3,508
Hilb, Rogal & Hamilton Co.	100	3,207
MBIA, Inc.	22,700	1,344,521
Mercury General Corp.	34,500	1,605,975
MetLife, Inc.	100	3,367
Ohio Casualty Corp. (a)	100	1,736
Old Republic International Corp.	150	3,804
PartnerRe Ltd.	100	5,805
Progressive Corp.	63,900	5,341,401
Protective Life Corp.	69,300	2,345,112
Reinsurance Group of America, Inc.	456,400	17,639,860
StanCorp Financial Group, Inc.	100	6,288
UICI (a)	100	1,328
UnumProvident Corp.	100	1,577
W.R. Berkley Corp.	654,275	22,866,911
Zenith National Insurance Corp.	300	9,765
		51,297,098
Real Estate - 2.1%
Equity Residential (SBI)	100	2,951
Pan Pacific Retail Properties, Inc.	200,000	9,530,000
Plum Creek Timber Co., Inc.	132,400	4,031,580
ProLogis	298,200	9,569,238
Simon Property Group, Inc.	595,700	27,604,738
		50,738,507
Thrifts & Mortgage Finance - 0.4%
Doral Financial Corp.	99,300	3,205,404
Farmer Mac Class C (non-vtg.) (a)	134,600	4,301,816
Golden West Financial Corp., Delaware	14,970	1,544,754
MGIC Investment Corp.	100	5,694
NetBank, Inc.	57,700	770,295
New York Community Bancorp, Inc.	100	3,805
R&G Financial Corp. Class B	100	3,980
Sterling Financial Corp. (a)	100	3,423
W Holding Co., Inc.	153	2,847
		9,842,018
TOTAL FINANCIALS		138,558,438
HEALTH CARE - 21.3%
Biotechnology - 8.9%
Actelion Ltd. (Reg.) (a)	100	10,763
Affymetrix, Inc. (a)	100	2,461
Bachem Holding AG (B Shares)	100	5,115
Biogen Idec, Inc. (a)	315	11,586
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
BioSource International, Inc. (a)	100	$ 677
Caliper Technologies Corp. (a)	100	658
Cell Genesys, Inc. (a)	100	1,294
Celltech Group PLC sponsored ADR (a)	100	1,336
Charles River Laboratories International, Inc. (a)	1,097,200	37,666,876
Ciphergen Biosystems, Inc. (a)	100	1,124
Connetics Corp. (a)	100	1,816
Dendreon Corp. (a)	146,900	1,184,014
Digene Corp. (a)	31,900	1,279,190
Enzon Pharmaceuticals, Inc. (a)	100	1,200
Exact Sciences Corp. (a)	100	1,012
Gen-Probe, Inc. (a)	200	7,294
Genencor International, Inc. (a)	100	1,575
Genentech, Inc. (a)	100	9,357
Gilead Sciences, Inc. (a)	100	5,814
Global Bio-Chem Technology Group Co. Ltd.	1,528,000	944,716
Harvard Bioscience, Inc. (a)(c)	2,802,200	24,939,580
IDEXX Laboratories, Inc. (a)	138,400	6,405,152
Ilex Oncology, Inc. (a)	100	2,125
ImmunoGen, Inc. (a)	100	505
Invitrogen Corp. (a)	1,187,700	83,139,000
Kosan Biosciences, Inc. (a)	100	986
Martek Biosciences (a)	27,700	1,799,669
MedImmune, Inc. (a)	100	2,540
Myriad Genetics, Inc. (a)	100	1,286
Nabi Biopharmaceuticals (a)	55,300	702,863
Neogen Corp. (a)	15,545	385,050
ONYX Pharmaceuticals, Inc. (a)	23,400	660,582
PRAECIS Pharmaceuticals, Inc. (a)	214,900	1,383,956
QIAGEN NV (a)	3,571,000	42,709,160
Seattle Genetics, Inc. (a)	100	858
Serologicals Corp. (a)	12,300	228,780
Strategic Diagnostics, Inc. (a)	626,000	2,960,980
Tanox, Inc. (a)	100	1,485
Techne Corp. (a)	242,300	9,154,094
Telik, Inc. (a)	65,800	1,514,058
Trimeris, Inc. (a)	100	2,098
United Therapeutics Corp. (a)	100	2,295
		217,134,980
Health Care Equipment & Supplies - 2.2%
Abaxis, Inc. (a)	184,800	3,348,576
Advanced Medical Optics, Inc. (a)	100	1,965
Advanced Neuromodulation Systems, Inc. (a)	150	6,897
Alcon, Inc.	100	6,054
Align Technology, Inc. (a)	100	1,652
Apogent Technologies, Inc. (a)	100	2,304
Arthrocare Corp. (a)	100	2,450
Becton, Dickinson & Co.	100	4,114

	Shares	Value (Note 1)
Biacore International AB sponsored ADR	100	$ 2,292
Bio-Rad Laboratories, Inc. Class A (a)	100	5,767
Biomet, Inc.	100	3,641
Biosite, Inc. (a)	100	2,895
Bruker BioSciences Corp. (a)	163	742
C.R. Bard, Inc.	100	8,125
Candela Corp. (a)	240,900	4,379,562
Cardiodynamics International Corp. (a)	100	597
Chromavision Medical Systems, Inc. (a)	100	319
Closure Medical Corp. (a)	13,300	451,269
CNS., Inc.	100	1,370
Cooper Companies, Inc.	100	4,713
CTI Molecular Imaging, Inc. (a)	100	1,691
Cyberonics, Inc. (a)	100	3,201
Cytyc Corp. (a)	100	1,376
DENTSPLY International, Inc.	100	4,517
Diagnostic Products Corp.	100	4,591
Edwards Lifesciences Corp. (a)	935,000	28,124,800
Epix Medical, Inc. (a)	229,800	3,741,144
Guidant Corp.	3,800	228,760
HealthTronics Surgical Services, Inc. (a)	63,800	398,750
ICU Medical, Inc. (a)	18,400	630,752
Illumina, Inc. (a)	100	705
Immucor, Inc. (a)	21,400	436,346
INAMED Corp. (a)	150	7,209
Integra LifeSciences Holdings Corp. (a)	98,400	2,817,192
Interpore International, Inc. (a)	100	1,300
Kensey Nash Corp. (a)	100	2,325
Merit Medical Systems, Inc. (a)	133	2,968
Millipore Corp. (a)	76,000	3,271,800
Molecular Devices Corp. (a)	100	1,899
Nobel Biocare Holding AG (Switzerland)	100	10,098
Nutraceutical International Corp. (a)	100	1,102
Osteotech, Inc. (a)	100	880
PolyMedica Corp.	200	5,262
Schick Technologies, Inc. (a)	52,700	389,980
Sola International, Inc. (a)	80,200	1,507,760
Sonic Innovations, Inc. (a)	161,800	1,043,610
SonoSight, Inc. (a)	100	2,144
St. Jude Medical, Inc. (a)	100	6,135
SurModics, Inc. (a)	100	2,390
Synovis Life Technologies, Inc. (a)	100	2,034
Synthes-Stratec, Inc.	100	98,678
Tecan Group AG	100	4,821
Therasense, Inc. (a)	100	2,030
Thoratec Corp. (a)	100	1,301
TriPath Imaging, Inc. (a)	100	780
Varian Medical Systems, Inc. (a)	58,100	4,014,710
Ventana Medical Systems, Inc. (a)	100	3,940
VSM MedTech Ltd. (a)	100	347
Wilson Greatbatch Technologies, Inc. (a)	100	4,227
Wright Medical Group, Inc. (a)	100	3,044
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Young Innovations, Inc.	100	$ 3,600
Zimmer Holdings, Inc. (a)	100	7,040
		55,032,543
Health Care Providers & Services - 8.3%
Accredo Health, Inc. (a)	100	3,161
AdvancePCS Class A (a)	587,600	30,943,016
Advisory Board Co. (a)	100	3,491
American Healthways, Inc. (a)	120,200	2,869,174
AMERIGROUP Corp. (a)	49,400	2,106,910
AmSurg Corp. (a)	100	3,789
Anthem, Inc. (a)	100	7,500
Caremark Rx, Inc. (a)	1,231,100	31,183,763
Cerner Corp. (a)	560,200	21,203,570
CIGNA Corp.	100	5,750
Computer Programs & Systems, Inc.	100	2,012
Covance, Inc. (a)	60,000	1,608,000
Coventry Health Care, Inc. (a)	81,800	5,275,282
Dendrite International, Inc. (a)	100	1,567
Dynacq Healthcare, Inc. (a)	100	768
Eclipsys Corp. (a)	100	1,164
eResearchTechnology, Inc. (a)	22,500	571,950
Express Scripts, Inc. (a)	46,200	3,069,066
First Health Group Corp. (a)	9,800	190,708
Health Management Associates, Inc. Class A	652,200	15,652,800
HealthExtras, Inc. (a)	100	1,340
ICON PLC sponsored ADR (a)	36,100	1,573,960
IDX Systems Corp. (a)	100	2,682
IMS Health, Inc.	1,757,800	43,698,908
Inveresk Research Group, Inc. (a)	357,600	8,843,448
iSoft Group PLC	602,200	3,986,631
Laboratory Corp. of America Holdings (a)	100	3,695
Lifeline Systems, Inc. (a)	200	3,800
Lincare Holdings, Inc. (a)	90,000	2,702,700
McKesson Corp.	3,500	112,560
MIM Corp. (a)	100	703
NDCHealth Corp.	100	2,562
Odyssey Healthcare, Inc. (a)	200	5,852
Omnicare, Inc.	100	4,039
Orthodontic Centers of America, Inc. (a)	100	805
Oxford Health Plans, Inc.	100	4,350
PAREXEL International Corp. (a)	100	1,626
Patterson Dental Co. (a)	100	6,416
Pediatrix Medical Group, Inc. (a)	100	5,509
Per-Se Technologies, Inc. (a)	100	1,526
Pharmaceutical Product Development, Inc. (a)	421,100	11,357,067
Quest Diagnostics, Inc.	200	14,622
Renal Care Group, Inc. (a)	100	4,120
ResCare, Inc. (a)	1,188,803	9,629,304

	Shares	Value (Note 1)
Tripos, Inc. (a)	100	$ 669
TriZetto Group, Inc. (a)	100	645
Vital Images, Inc. (a)	68,100	1,214,904
WebMD Corp. (a)	451,300	4,057,187
WellPoint Health Networks, Inc. (a)	100	9,699
		201,954,770
Pharmaceuticals - 1.9%
Able Laboratories, Inc. (a)	100	1,807
Allergan, Inc.	100	7,681
Alpharma, Inc. Class A	100	2,010
Altana AG sponsored ADR	100	6,030
American Pharmaceutical Partners, Inc. (a)	150	5,040
Bentley Pharmaceuticals, Inc. (a)	100	1,330
Caraco Pharmaceutical Laboratories Ltd. (a)	100	748
Cipla Ltd.	100	2,887
Dr. Reddy's Laboratories Ltd. ADR	238,300	7,542,195
Endo Pharmaceuticals Holdings, Inc. (a)	200	3,852
Flamel Technologies SA sponsored ADR (a)	100	2,679
Forest Laboratories, Inc. (a)	200	12,360
Guilford Pharmaceuticals, Inc. (a)	524,500	3,556,110
King Pharmaceuticals, Inc. (a)	100	1,526
KV Pharmaceutical Co. Class A (a)	150	3,825
Mylan Laboratories, Inc.	151,350	3,823,101
Novo Nordisk AS Series B	100	4,065
Perrigo Co.	347,200	5,457,984
Pharmaceutical Resources, Inc. (a)	7,700	501,655
Pure World, Inc. (a)	100	251
Ranbaxy Laboratories Ltd. sponsored GDR	270,300	6,892,650
Salix Pharmaceuticals Ltd. (a)	100	2,267
SICOR, Inc. (a)	231,800	6,304,960
Stada Arzneimittel AG	190,365	11,776,649
SuperGen, Inc. (a)	100	1,100
Teva Pharmaceutical Industries Ltd. sponsored ADR	100	5,671
Watson Pharmaceuticals, Inc. (a)	100	4,600
		45,925,033
TOTAL HEALTH CARE		520,047,326
INDUSTRIALS - 5.2%
Aerospace & Defense - 1.2%
Alliant Techsystems, Inc. (a)	100	5,776
Applied Signal Technology, Inc.	100	2,301
Cubic Corp.	100	2,300
DRS Technologies, Inc. (a)	204,900	5,692,122
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	3,503
Engineered Support Systems, Inc.	225	12,389
General Dynamics Corp.	100	9,039
Herley Industries, Inc. (a)	100	2,070
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Invision Technologies, Inc. (a)	100	$ 3,357
KVH Industries, Inc. (a)	100	2,747
L-3 Communications Holdings, Inc. (a)	383,800	19,711,968
Rockwell Collins, Inc.	100	3,003
United Defense Industries, Inc. (a)	75,000	2,391,000
		27,841,575
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	123,208
CNF, Inc.	100	3,390
Expeditors International of Washington, Inc.	4,400	165,704
FedEx Corp.	100	6,750
Forward Air Corp. (a)	100	2,750
UTI Worldwide, Inc.	100	3,793
		305,595
Airlines - 0.0%
Southwest Airlines Co.	100	1,614
Building Products - 0.0%
American Woodmark Corp.	100	5,505
Quixote Corp.	100	2,441
Simpson Manufacturing Co. Ltd. (a)	100	5,086
Trex Co., Inc. (a)	100	3,798
		16,830
Commercial Services & Supplies - 2.4%
Administaff, Inc. (a)	100	1,738
Apollo Group, Inc.:
- University of Phoenix Online (a)	100	6,893
Class A (a)	200	13,600
Avery Dennison Corp.	100	5,602
Benesse Corp.	100	2,453
Bennett Environmental, Inc. (a)	409,600	8,455,973
Bright Horizons Family Solutions, Inc. (a)(c)	685,300	28,782,600
Career Education Corp. (a)	200	8,014
ChoicePoint, Inc. (a)	206,600	7,869,394
Cintas Corp.	100	5,013
Coinstar, Inc. (a)	100	1,806
Corinthian Colleges, Inc. (a)	100	5,556
Corporate Executive Board Co. (a)	100	4,667
CoStar Group, Inc. (a)	100	4,168
Danka Business Systems PLC sponsored ADR (a)	17,000	74,800
DeVry, Inc. (a)	3,900	98,007
Education Management Corp. (a)	200	6,208
FTI Consulting, Inc. (a)	150	3,506
Fullcast Co. Ltd.	2,500	7,784,391
Gevity HR, Inc.	100	2,224
GFK AG	100	2,871
H&R Block, Inc.	100	5,537
Herman Miller, Inc.	100	2,427

	Shares	Value (Note 1)
HON Industries, Inc.	100	$ 4,332
Ionics, Inc. (a)	100	3,185
ITT Educational Services, Inc. (a)	100	4,697
Labor Ready, Inc. (a)	100	1,310
National Research Corp. (a)	100	1,619
On Assignment, Inc. (a)	124,300	647,603
Princeton Review, Inc. (a)	24,402	237,920
Resources Connection, Inc. (a)	100	2,731
Right Management Consultants, Inc. (a)	100	1,866
Ritchie Brothers Auctioneers, Inc.	100	5,310
Robert Half International, Inc. (a)	24,200	564,828
Stericycle, Inc. (a)	100	4,670
Strayer Education, Inc.	100	10,883
Tetra Tech, Inc. (a)	182,800	4,544,408
Trojan Technologies Corp. (a)	100	567
West Corp. (a)	100	2,323
		59,185,700
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	62,600	1,678,932
EMCOR Group, Inc. (a)	100	4,390
Granite Construction, Inc.	100	2,349
Jacobs Engineering Group, Inc. (a)	113,800	5,463,538
		7,149,209
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	100	65
Fujikura Ltd.	1,000	5,927
Johnson Electric Holdings Ltd.	500	638
REPower Systems AG	121,500	2,919,146
Rockwell Automation, Inc.	142,500	5,073,000
		7,998,776
Industrial Conglomerates - 0.0%
Alleghany Corp.	100	22,250
Teleflex, Inc.	100	4,833
		27,083
Machinery - 0.9%
AGCO Corp. (a)	100	2,014
Cascade Corp.	200	4,460
Ceradyne, Inc. (a)	100	3,406
CNH Global NV	100	1,660
CUNO, Inc. (a)	99,900	4,498,497
Dionex Corp. (a)	100	4,602
ESCO Technologies, Inc. (a)	100	4,365
Graco, Inc.	445,800	17,876,580
Husky Injection Molding Systems Ltd. (a)	100	432
Illinois Tool Works, Inc.	100	8,391
Joy Global, Inc.	100	2,615
Middleby Corp.	100	4,047
PACCAR, Inc.	100	8,512
Pentair, Inc.	100	4,570
Trinity Industries, Inc.	100	3,084
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Wabash National Corp. (a)	100	$ 2,930
Zenon Environmental, Inc. (a)	100	1,446
		22,431,611
Marine - 0.1%
Alexander & Baldwin, Inc.	48,700	1,640,703
Road & Rail - 0.0%
Canadian National Railway Co.	100	6,321
Heartland Express, Inc.	100	2,419
Knight Transportation, Inc. (a)	100	2,565
Old Dominion Freight Lines, Inc. (a)	100	3,408
		14,713
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	9,988
Richelieu Hardware Ltd.	100	1,467
		11,455
TOTAL INDUSTRIALS		126,624,864
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 0.4%
3Com Corp. (a)	100	817
Avocent Corp. (a)	100	3,652
Black Box Corp.	100	4,607
Comtech Telecommunications Corp. (a)	100	2,887
ECtel Ltd. (a)	100	496
Emulex Corp. (a)	100	2,668
Harris Corp.	100	3,795
InterDigital Communication Corp. (a)	100	2,064
Loral Space & Communications Ltd.	67,810	21,360
NETGEAR, Inc.	800	12,792
NetScreen Technologies, Inc. (a)	200	4,950
Packeteer, Inc. (a)	10	170
PC-Tel, Inc. (a)	133,300	1,414,313
Plantronics, Inc. (a)	100	3,265
Polycom, Inc. (a)	200	3,904
QLogic Corp. (a)	81	4,180
QUALCOMM, Inc.	100	5,393
Research in Motion Ltd. (a)	100	6,685
Scientific-Atlanta, Inc.	100	2,730
SeaChange International, Inc. (a)	275,400	4,241,160
SpectraLink Corp.	100	1,917
UTStarcom, Inc. (a)	80,700	2,991,549
ViaSat, Inc. (a)	100	1,914
		8,737,268
Computers & Peripherals - 0.5%
ActivCard Corp. (a)	273,800	2,157,544
Ambit Microsystems Corp.	2,575,000	6,786,293
Applied Films Corp. (a)	100	3,302
Avid Technology, Inc. (a)	100	4,800
Compal Electronics, Inc.	1,000	1,369

	Shares	Value (Note 1)
Drexler Technology Corp. (a)	256,926	$ 3,512,178
EMC Corp. (a)	6,300	81,396
iCAD, Inc. (a)	100	528
Lexmark International, Inc. Class A (a)	100	7,864
M-Systems Flash Disk Pioneers Ltd. (a)	900	15,552
Moser-Baer India Ltd.	200	1,503
Network Appliance, Inc. (a)	100	2,053
Overland Storage, Inc. (a)	100	1,880
Psion PLC (a)	100	149
SanDisk Corp. (a)	100	6,114
Stratasys, Inc. (a)	150	4,089
Synaptics, Inc. (a)	100	1,498
		12,588,112
Electronic Equipment & Instruments - 5.3%
Anritsu Corp. (a)	1,087,000	7,289,238
Brightpoint, Inc. (a)	150	2,588
CDW Corp.	71,400	4,124,064
CellStar Corp. (a)	100	1,263
Cognex Corp.	100	2,824
Excel Technology, Inc. (a)	100	3,286
Fargo Electronics, Inc. (a)	100	1,272
Flir Systems, Inc. (a)	115,745	4,224,693
Global Imaging Systems, Inc. (a)	100	3,175
Hon Hai Precision Industries Co. Ltd.	4,757,000	18,700,221
I. D. Systems Inc. (a)	100	685
Identix, Inc. (a)	100	445
INFICON Holding AG (a)	100	8,465
Itron, Inc. (a)	100	1,836
Landauer, Inc.	100	4,078
Lexar Media, Inc. (a)	100	1,743
LoJack Corp. (a)	100	806
Metrologic Instruments, Inc. (a)	200	5,400
Mettler-Toledo International, Inc. (a)	173,000	7,302,330
MOCON, Inc.	100	810
MTS Systems Corp.	100	1,923
Nam Tai Electronics, Inc.	5,630	158,090
National Instruments Corp.	100	4,547
ScanSource, Inc. (a)	100	4,562
Symbol Technologies, Inc.	3,312,400	55,946,436
Trimble Navigation Ltd. (a)	100	3,724
Universal Display Corp. (a)	100	1,367
Varian, Inc. (a)	100	4,173
Viisage Technology, Inc. (a)	100	360
Waters Corp. (a)	978,720	32,454,355
		130,258,759
Internet Software & Services - 0.1%
Aquantive, Inc. (a)	100	1,025
Ariba, Inc. (a)	100	300
AsiaInfo Holdings, Inc. (a)	100	668
Ask Jeeves, Inc. (a)	100	1,812
Autobytel, Inc. (a)	100	908
CNET Networks, Inc. (a)	100	682
Digital Impact, Inc. (a)	100	288
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Digital Insight Corp. (a)	10	$ 249
Digital River, Inc. (a)	100	2,210
Dwango Co. Ltd.	1	8,760
EarthLink, Inc. (a)	100	1,000
FreeMarkets, Inc. (a)	100	669
Internet Commerce Corp. Class A (a)	100	110
iPass, Inc.	100	1,603
ITXC Corp. (a)	10	43
j2 Global Communications, Inc. (a)	200	4,954
LookSmart Ltd. (a)	100	155
Netease.com, Inc. sponsored ADR (a)	100	3,690
NetRatings, Inc. (a)	10	114
NIC, Inc. (a)	10	80
PEC Solutions, Inc. (a)	100	1,695
Quovadx, Inc. (a)	10	49
Raindance Communications, Inc. (a)	10	28
Retek, Inc. (a)	100	928
Sina Corp. (a)	100	3,375
Sohu.com, Inc. (a)	39,000	1,170,390
Supportsoft, Inc. (a)	147,910	1,945,017
United Online, Inc. (a)	150	2,519
ValueClick, Inc. (a)	100	908
Websense, Inc. (a)	100	2,924
Yahoo!, Inc. (a)	100	4,517
		3,161,670
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	214,500	11,681,670
Alliance Data Systems Corp. (a)	100	2,768
Anteon International Corp. (a)	100	3,605
CACI International, Inc. Class A (a)	300	14,586
Certegy, Inc.	86,000	2,820,800
CheckFree Corp. (a)	100	2,765
Cognizant Technology Solutions Corp. Class A (a)	300	13,692
Concord EFS, Inc. (a)	100	1,484
DST Systems, Inc. (a)	85,200	3,557,952
Hewitt Associates, Inc. Class A (a)	100	2,990
iGate Corp. (a)	100	785
Infosys Technologies Ltd. sponsored ADR	100	9,570
infoUSA, Inc. (a)	100	742
InteliData Technologies Corp. (a)	100	165
Intrado, Inc. (a)	100	2,195
Mastek Ltd.	492,375	3,597,440
Maximus, Inc. (a)	100	3,913
Paychex, Inc.	100	3,720
Satyam Computer Services Ltd.	100	805
SRA International, Inc. Class A (a)	200	8,620
SunGard Data Systems, Inc. (a)	200	5,542
Syntel, Inc.	100	2,471
The BISYS Group, Inc. (a)	100	1,488

	Shares	Value (Note 1)
Total System Services, Inc.	100	$ 3,113
Tyler Technologies, Inc. (a)	100	963
		21,743,844
Office Electronics - 0.6%
Zebra Technologies Corp. Class A (a)	230,850	15,321,515
Semiconductors & Semiconductor Equipment - 0.2%
Agere Systems, Inc. Class A (a)	100	305
Analog Devices, Inc.	100	4,565
ARM Holdings PLC sponsored ADR (a)	100	690
ASM Pacific Technology Ltd.	500	2,190
ATI Technologies, Inc. (a)	100	1,502
Broadcom Corp. Class A (a)	100	3,409
Cabot Microelectronics Corp. (a)	60,100	2,944,900
Hi/fn, Inc. (a)	8	95
International Rectifier Corp. (a)	100	4,941
Intersil Corp. Class A	57,000	1,416,450
KLA-Tencor Corp. (a)	100	5,867
Lam Research Corp. (a)	100	3,230
Linear Technology Corp.	100	4,207
Marvell Technology Group Ltd. (a)	200	7,586
Micrel, Inc. (a)	100	1,558
Microchip Technology, Inc.	100	3,336
Novellus Systems, Inc. (a)	100	4,205
NVIDIA Corp. (a)	5,000	116,250
Omnivision Technologies, Inc. (a)	200	11,050
PLX Technology, Inc. (a)	100	885
RF Micro Devices, Inc. (a)	100	1,005
Silicon Image, Inc. (a)	100	723
Standard Microsystems Corp. (a)	100	2,530
Tundra Semiconductor Corp. Ltd. (a)	100	2,078
Zoran Corp. (a)	100	1,739
		4,545,296
Software - 0.9%
Activision, Inc. (a)	150	2,730
Adobe Systems, Inc.	100	3,930
Ansys, Inc. (a)	100	3,970
Barra, Inc.	100	3,549
BEA Systems, Inc. (a)	100	1,230
Borland Software Corp. (a)	100	973
Business Objects SA sponsored ADR (a)	100	3,467
Cadence Design Systems, Inc. (a)	100	1,798
Check Point Software Technologies Ltd. (a)	100	1,682
Citrix Systems, Inc. (a)	100	2,121
Cognos, Inc. (a)	100	3,054
Concur Technologies, Inc. (a)	113,000	1,093,840
Dassault Systemes SA sponsored ADR	100	4,590
Digimarc Corp. (a)	100	1,330
Electronic Arts, Inc. (a)	153,200	7,319,896
EPIQ Systems, Inc. (a)	100	1,713
Evolving Systems, Inc. (a)	100	1,330
FactSet Research Systems, Inc.	100	3,821
Hudson Soft Co. Ltd.	100	1,092
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Insignia Systems, Inc. (a)	100	$ 262
Intuit, Inc. (a)	100	5,291
KFX, Inc. (a)	65,600	495,280
Kronos, Inc. (a)	150	5,942
Macrovision Corp. (a)	66,400	1,499,976
Magma Design Automation, Inc. (a)	100	2,334
Manhattan Associates, Inc. (a)	100	2,764
Mercury Interactive Corp. (a)	100	4,864
Merge Technologies, Inc. (a)	100	1,764
Network Associates, Inc. (a)	100	1,504
PeopleSoft, Inc. (a)	100	2,280
Plato Learning, Inc. (a)	77,400	816,570
Quality Systems, Inc. (a)	100	4,459
Quest Software, Inc. (a)	100	1,420
Red Hat, Inc. (a)	100	1,877
Renaissance Learning, Inc. (a)	203,870	4,909,190
Roxio, Inc. (a)	100	479
RSA Security, Inc. (a)	100	1,420
ScanSoft, Inc. (a)	100	532
Secure Computing Corp. (a)	125,700	2,251,287
Symantec Corp. (a)	200	6,930
Synopsys, Inc. (a)	100	3,376
TALX Corp.	100	2,303
Trend Micro, Inc. sponsored ADR (a)	100	2,630
Vastera, Inc. (a)	776,799	3,107,196
WatchGuard Technologies, Inc. (a)	10	58
Wind River Systems, Inc. (a)	100	876
		21,588,980
TOTAL INFORMATION TECHNOLOGY		217,945,444
MATERIALS - 22.7%
Chemicals - 0.8%
American Vanguard Corp.	100	3,727
Balchem Corp.	100	2,280
BOC Group PLC	100	1,524
Ecolab, Inc.	383,600	10,499,132
Headwaters, Inc. (a)	100	1,962
International Flavors & Fragrances, Inc.	100	3,492
Minerals Technologies, Inc.	41,800	2,476,650
Novozymes AS Series B	18,800	684,769
Potash Corp. of Saskatchewan	100	8,652
Praxair, Inc.	200	7,640
Quaker Chemical Corp.	100	3,075
Sigma Aldrich Corp.	100	5,718
Sinopec Shanghai Petrochemical Co. Ltd.:
(H Shares)	2,000	889
sponsored ADR	110,100	5,093,226
Spartech Corp.	100	2,464

	Shares	Value (Note 1)
Terra Nitrogen Co. LP	100	$ 496
Valspar Corp.	100	4,942
		18,800,638
Construction Materials - 0.0%
Anhui Conch Cement Co. Ltd. Class H	1,000,000	1,288,062
Cemex SA de CV sponsored ADR	100	2,620
Cheung Kong Infrastructure Holdings Ltd.	1,000	2,241
Florida Rock Industries, Inc.	100	5,485
James Hardie Industries NV	100	517
Vulcan Materials Co.	100	4,757
		1,303,682
Containers & Packaging - 0.0%
Aptargroup, Inc.	100	3,900
IPL, Inc. Class A	100	713
		4,613
Metals & Mining - 21.4%
Agnico-Eagle Mines Ltd.	1,180,230	14,220,625
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	61,878
Alumina Ltd.	1,236,600	6,109,189
Apex Silver Mines Ltd. (a)	100	2,090
Arch Coal, Inc.	51,200	1,595,904
AUR Resources, Inc. (a)	3,187,800	16,587,766
Barrick Gold Corp.	100	2,259
BHP Steel Ltd.	1,037,200	4,367,566
China Steel Corp.	3,698,000	3,070,777
Commercial Metals Co.	100	3,040
Compania de Minas Buenaventura SA sponsored ADR	1,405,000	39,733,400
CONSOL Energy, Inc.	292,800	7,583,520
Freeport-McMoRan Copper & Gold, Inc. Class B	1,194,200	50,311,646
Glamis Gold Ltd. (a)	94,100	1,616,210
Goldcorp, Inc.	50,000	794,789
Golden Star Resources Ltd. (a)	250,000	1,746,068
Harmony Gold Mining Co. Ltd.	1,049,100	17,012,009
High River Gold Mines Ltd. (a)	1,989,600	2,990,842
Inmet Mining Corp. (a)	658,400	8,856,830
International Steel Group, Inc. (a)	2,500	97,375
IPSCO, Inc.	1,165,900	21,615,707
JFE Holdings, Inc.	162,900	4,468,827
Kinross Gold Corp. (a)	3,698,666	29,425,095
Meridian Gold, Inc. (a)	3,540,900	51,672,246
Newmont Mining Corp.	2,814,180	136,797,283
Nippon Steel Corp.	2,951,000	6,365,662
Nucor Corp.	333,700	18,687,200
Peabody Energy Corp.	39,600	1,651,716
Placer Dome, Inc.	100	1,786
POSCO sponsored ADR	16,500	560,505
Quanex Corp.	100	4,610
Schnitzer Steel Industries, Inc. Class A	100	6,050
Sons of Gwalia Ltd. ADR (a)	100	1,335
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc. (a)	577,800	$ 13,572,522
Steel Technologies, Inc.	100	1,769
Stillwater Mining Co. (a)	700,300	6,701,871
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	26,218,962
United States Steel Corp.	452,000	15,829,040
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	351,000	4,121,200
WMC Resources Ltd. (a)	1,074,100	4,547,179
Xstrata PLC	155,900	1,753,763
		520,768,111
Paper & Forest Products - 0.5%
Aracruz Celulose SA sponsored ADR	100	3,504
Lee & Man Paper Manufacturing Ltd.	4,500,000	3,564,712
Sino-Forest Corp. Class A (sub. vtg.) (a)	2,043,700	8,129,426
		11,697,642
TOTAL MATERIALS		552,574,686
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.8%
BCE, Inc.	100	2,228
Covad Communications Group, Inc. (a)	1,615,200	5,814,720
General Communications, Inc. Class A (a)	100	870
Golden Telecom, Inc. (a)	114,800	3,185,700
Hungarian Telephone & Cable Corp. (a)	100	986
Matav Rt. sponsored ADR	100	1,871
Philippine Long Distance Telephone Co. (a)	100	1,746
Philippine Long Distance Telephone Co. sponsored ADR (a)	23,000	400,660
PT Telkomunikasi Indonesia Tbk sponsored ADR	565,900	9,292,078
Rostelecom sponsored ADR	100	1,252
Telefonica del Peru SA sponsored ADR	100	393
Warwick Valley Telephone Co.	300	8,877
		18,711,381
Wireless Telecommunication Services - 1.3%
Advanced Info Service PCL (For. Reg.)	100	215
America Movil SA de CV sponsored ADR	187,200	5,118,048
At Road, Inc. (a)	524,827	6,980,199
Boston Communications Group, Inc. (a)	100	929
Mobile TeleSystems OJSC sponsored ADR	51,800	4,289,040
MTN Group Ltd. (a)	1,625,000	6,909,468
Nextel Communications, Inc. Class A (a)	100	2,806
Nextel Partners, Inc. Class A (a)	100	1,345
NII Holdings, Inc. Class B (a)	118,900	8,873,507

	Shares	Value (Note 1)
Telephone & Data Systems, Inc.	100	$ 6,255
Vimpel Communications sponsored ADR (a)	100	7,350
		32,189,162
TOTAL TELECOMMUNICATION SERVICES		50,900,543
UTILITIES - 2.2%
Electric Utilities - 0.2%
Ameren Corp.	100	4,600
Black Hills Corp.	100	2,983
Cinergy Corp.	100	3,881
Empire District Electric Co.	100	2,193
FPL Group, Inc.	100	6,542
Otter Tail Corp.	100	2,673
PPL Corp.	100	4,375
Wisconsin Energy Corp.	109,500	3,662,775
		3,690,022
Gas Utilities - 1.3%
KeySpan Corp.	498,700	18,352,160
Southwestern Energy Co. (a)	567,200	13,556,080
		31,908,240
Multi-Utilities & Unregulated Power - 0.7%
Energy East Corp.	100	2,240
Equitable Resources, Inc.	137,600	5,905,792
Public Service Enterprise Group, Inc.	100	4,380
Questar Corp.	5,600	196,840
Sierra Pacific Resources (a)	1,574,202	11,554,643
		17,663,895
TOTAL UTILITIES		53,262,157
TOTAL COMMON STOCKS (Cost $1,746,053,597)		2,359,227,440
Money Market Funds - 8.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	120,496,229	$ 120,496,229
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	74,639,803	74,639,803
TOTAL MONEY MARKET FUNDS (Cost $195,136,032)		195,136,032
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $1,941,189,629)		2,554,363,472
NET OTHER ASSETS - (4.8)%		(118,130,570)
NET ASSETS - 100%		$ 2,436,232,902
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,346,102,981 and $812,756,440, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $98,948 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.0%
Canada	10.5%
Japan	2.9%
Cayman Islands	2.3%
Netherlands	1.8%
Peru	1.6%
Taiwan	1.1%
South Africa	1.0%
Others (individually less than 1%)	4.8%
100.0%
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Bright Horizons Family Solutions, Inc.	$ 948,299	$ -	$ -	$ 28,782,600
Drexler Technology Corp.	4,314,828	7,087,239	-	-
Harvard Bioscience, Inc.	3,124,014	-	-	24,939,580
TOTALS	$ 8,387,141	$ 7,087,239	$ -	$ 53,722,180
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $127,019,000 of which $26,601,000 and $100,418,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $71,513,615) (cost $1,941,189,629) - See accompanying schedule		$ 2,554,363,472
Foreign currency held at value (cost $221,076)		221,562
Receivable for investments sold		253,008
Receivable for fund shares sold		4,211,212
Dividends receivable		929,002
Interest receivable		96,529
Prepaid expenses		10,632
Other receivables		223,302
Total assets		2,560,308,719

Liabilities
Payable to custodian bank	$ 90,935
Payable for investments purchased	42,834,335
Payable for fund shares redeemed	4,497,598
Accrued management fee	1,119,712
Distribution fees payable	281,147
Other affiliated payables	175,463
Other payables and accrued expenses	436,824
Collateral on securities loaned, at value	74,639,803
Total liabilities		124,075,817
Net Assets		$ 2,436,232,902
Net Assets consist of:
Paid in capital		$ 1,954,001,002
Undistributed net investment income		76,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(130,685,298)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		612,840,786
Net Assets		$ 2,436,232,902
Initial Class: Net Asset Value, offering price and redemption price per share ($678,479,712 ÷ 28,085,774 shares)		$ 24.16
Service Class: Net Asset Value, offering price and redemption price per share ($580,179,200 ÷ 24,077,057 shares)		$ 24.10
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,177,573,990 ÷ 49,114,767 shares)		$ 23.98

Statement of Operations

	Year ended December 31, 2003
Investment Income
Dividends		$ 8,156,287
Interest		1,682,720
Security lending		1,107,677
Total income		10,946,684

Expenses
Management fee	$ 9,876,195
Transfer agent fees	1,193,037
Distribution fees	2,322,333
Accounting and security lending fees	387,360
Non-interested trustees' compensation	6,625
Custodian fees and expenses	148,211
Audit	34,735
Legal	7,989
Miscellaneous	356,244
Total expenses before reductions	14,332,729
Expense reductions	(422,778)	13,909,951
Net investment income (loss)		(2,963,267)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Net of foreign taxes of $23,455, including realized gain (loss) of ($1,657,190) on sales of affiliated issuers)	30,189,715
Foreign currency transactions	(39,777)
Futures contracts	61,870
Total net realized gain (loss)		30,211,808
Change in net unrealized appreciation (depreciation) on: Investment securities (Net of deferred foreign taxes of $336,495)	575,217,151
Assets and liabilities in foreign currencies	2,087
Futures contracts	4,181
Total change in net unrealized appreciation (depreciation)		575,223,419
Net gain (loss)		605,435,227
Net increase (decrease) in net assets resulting from operations		$ 602,471,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,963,267)	$ 5,367,275
Net realized gain (loss)	30,211,808	(100,092,133)
Change in net unrealized appreciation (depreciation)	575,223,419	(54,350,719)
Net increase (decrease) in net assets resulting from operations	602,471,960	(149,075,577)
Distributions to shareholders from net investment income	(5,082,393)	(10,315,464)
Share transactions - net increase (decrease)	440,089,337	406,189,773
Total increase (decrease) in net assets	1,037,478,904	246,798,732

Net Assets
Beginning of period	1,398,753,998	1,151,955,266
End of period (including undistributed net investment income of $76,412 and undistributed net investment income of $4,928,520, respectively)	$ 2,436,232,902	$ 1,398,753,998
Other Information
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	4,434,612	4,691,539	24,537,608
Reinvested	131,528	76,717	95,288
Redeemed	(5,011,471)	(2,353,097)	(5,472,778)
Net increase (decrease)	(445,331)	2,415,159	19,160,118

Dollars Sold	$ 95,795,053	$ 94,175,028	$ 482,784,357
Reinvested	2,207,036	1,285,007	1,590,350
Redeemed	(89,867,137)	(43,168,976)	(104,711,381)
Net increase (decrease)	$ 8,134,952	$ 52,291,059	$ 379,663,326
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395
Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831
Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 2,207,036	$ 1,285,007	$ 1,590,350
From net realized gain	-	-	-
Total	$ 2,207,036	$ 1,285,007	$ 1,590,350
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Income from Investment Operations
Net investment income (loss) C	(.01)	.09	.20	.19	- E
Net realized and unrealized gain (loss)	6.74	(2.00)	(.86)	4.95	5.05
Total from investment operations	6.73	(1.91)	(.66)	5.14	5.05
Distributions from net investment income	(.08)	(.18)	-	(.08)	-
Distributions from net realized gain	-	-	-	-	(.09)
Distributions in excess of net realized gain	-	-	-	(.05)	(.02)
Total distributions	(.08)	(.18)	-	(.13)	(.11)
Net asset value, end of period	$ 24.16	$ 17.51	$ 19.60	$ 20.26	$ 15.25
Total Return A,B	38.64%	(9.82)%	(3.26)%	33.78%	49.04%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.70%	.69%	.74%	3.34%
Expenses net of voluntary waivers, if any	.70%	.70%	.69%	.74%	1.00%
Expenses net of all reductions	.68%	.63%	.62%	.69%	.97%
Net investment income (loss)	(.04)%	.51%	1.06%	1.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 678,480	$ 499,557	$ 574,934	$ 589,026	$ 1,744
Portfolio turnover rate	51%	135%	144%	245%	163%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Income from Investment Operations
Net investment income (loss)C	(.03)	.08	.18	.17	(.01)
Net realized and unrealized gain (loss)	6.73	(2.00)	(.86)	4.93	5.05
Total from investment operations	6.70	(1.92)	(.68)	5.10	5.04
Distributions from net investment income	(.06)	(.16)	-	(.07)	-
Distributions from net realized gain	-	-	-	-	(.09)
Distributions in excess of net realized gain	-	-	-	(.05)	(.02)
Total distributions	(.06)	(.16)	-	(.12)	(.11)
Net asset value, end of period	$ 24.10	$ 17.46	$ 19.54	$ 20.22	$ 15.24
Total ReturnA,B	38.52%	(9.90)%	(3.36) %	33.54%	48.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.80%	.79%	.84%	3.41%
Expenses net of voluntary waivers, if any	.80%	.80%	.79%	.84%	1.10%
Expenses net of all reductions	.78%	.73%	.72%	.79%	1.07%
Net investment income (loss)	(.14)%	.41%	.96%	.92%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 580,179	$ 378,264	$ 366,665	$ 282,941	$ 25,908
Portfolio turnover rate	51%	135%	144%	245%	163%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss)E	(.06)	.05	.15	.14
Net realized and unrealized gain (loss)	6.70	(1.99)	(.86)	5.35
Total from investment operations	6.64	(1.94)	(.71)	5.49
Distributions from net investment income	(.05)	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	-	(.05)
Total distributions	(.05)	(.16)	-	(.11)
Net asset value, end of period	$ 23.98	$ 17.39	$ 19.49	$ 20.20
Total ReturnB,C,D	38.31%	(10.02)%	(3.51)%	37.12%
Ratios to Average Net AssetsG
Expenses before expense reductions	.95%	.95%	.94%	.99%A
Expenses net of voluntary waivers, if any	.95%	.95%	.94%	.99%A
Expenses net of all reductions	.93%	.88%	.88%	.94%A
Net investment income (loss)	(.29)%	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,177,574	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	51%	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Initial Class	1.00%	3.65%	4.47%
Fidelity VIP: Money Market - Service Class A	0.90%	3.59%	4.44%
Fidelity VIP: Money Market - Service Class 2 B	0.75%	3.46%	4.38%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Yield

	12/30/03	9/30/03	7/01/03	4/01/03	12/31/02
Fidelity VIP: Money Market - Initial Class	0.99%	0.90%	0.93%	1.06%	1.28%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Corporate Bonds - 1.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Bell Trace Obligated Group
1/11/04	1.25% (b)	$ 11,800,000	$ 11,800,000
Conoco, Inc.
4/15/04	1.51	12,335,000	12,487,107
TOTAL CORPORATE BONDS			24,287,107
Certificates of Deposit - 20.1%
London Branch, Eurodollar, Foreign Banks - 10.6%
Credit Agricole Indosuez
8/5/04	1.39	10,000,000	10,000,000
8/5/04	1.40	10,000,000	10,000,000
12/6/04	1.55	20,000,000	20,000,000
Credit Lyonnais SA
3/12/04	1.12	25,000,000	25,000,483
Dresdner Bank AG
4/19/04	1.15	10,000,000	10,000,000
HBOS Treasury Services PLC
1/21/04	1.06	20,000,000	20,000,000
2/27/04	1.13	25,000,000	25,000,000
3/1/04	1.15	9,000,000	9,000,000
3/3/04	1.15	15,000,000	15,000,000
Landesbank Hessen-Thuringen
5/12/04	1.21	10,000,000	10,000,000
Unicredito Italiano Spa
3/5/04	1.12	5,000,000	4,999,955
WestLB AG
1/12/04	1.12	20,000,000	20,000,000
2/23/04	1.15	15,000,000	15,000,000
			194,000,438
New York Branch, Yankee Dollar, Foreign Banks - 9.5%
BNP Paribas SA
1/2/04	1.04 (b)	50,000,000	49,992,780
8/5/04	1.41	15,000,000	15,000,000
Canadian Imperial Bank of Commerce
1/15/04	1.18 (b)	20,000,000	20,000,000
Credit Agricole Indosuez
1/2/04	1.04 (b)	10,000,000	9,999,250
1/2/04	1.07 (b)	10,000,000	9,999,735
Royal Bank of Canada
1/2/04	1.04 (b)	15,000,000	14,998,481
Societe Generale
1/2/04	1.04 (b)	20,000,000	19,997,898

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
1/2/04	1.05% (b)	$ 20,000,000	$ 19,999,639
1/2/04	1.11 (b)	15,000,000	14,996,030
			174,983,813
TOTAL CERTIFICATES OF DEPOSIT			368,984,251
Commercial Paper - 6.7%

Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/22/04	1.12	23,750,000	23,734,483
DaimlerChrysler NA Holding Corp.
1/21/04	1.36	5,000,000	4,996,222
1/26/04	1.37	6,000,000	5,994,292
1/28/04	1.36	3,000,000	2,996,940
2/17/04	1.38	4,000,000	3,992,793
Dresdner U.S. Finance, Inc.
2/6/04	1.14	15,000,000	14,982,900
4/19/04	1.15	10,000,000	9,965,332
Grampian Funding Ltd.
2/4/04	1.10	10,000,000	9,989,611
Household Finance Corp.
3/9/04	1.13	25,000,000	24,947,111
John Deere Capital Corp.
1/16/04	1.20	2,000,000	1,999,000
Montauk Funding Corp.
1/26/04	1.10	5,000,000	4,996,181
Paradigm Funding LLC
1/22/04	1.11	15,000,000	14,990,288
TOTAL COMMERCIAL PAPER			123,585,153
Federal Agencies - 27.8%

Fannie Mae - 17.7%
Agency Coupons - 15.7%
3/10/04	1.11 (b)	20,000,000	20,000,000
3/23/04	1.10 (b)	25,000,000	24,992,468
8/30/04	1.25	25,000,000	25,000,000
8/30/04	1.30	25,000,000	25,000,000
9/24/04	1.50	25,000,000	25,000,000
10/1/04	1.55	25,000,000	25,000,000
11/2/04	1.35	25,000,000	25,000,000
11/9/04	1.40	25,000,000	25,000,000
11/15/04	1.43	15,000,000	15,000,000
11/26/04	1.54	14,500,000	14,500,000
12/3/04	1.52	20,000,000	20,000,000
12/10/04	1.59	10,000,000	10,000,000
12/20/04	1.49	15,000,000	15,000,000
12/30/04	1.64	20,000,000	20,000,000
			289,492,468
Federal Agencies - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - continued
Discount Notes - 2.0%
4/7/04	1.16%	$ 17,205,000	$ 17,151,688
6/14/04	1.21	10,000,000	9,945,000
11/12/04	1.50	10,000,000	9,870,089
			36,966,777
			326,459,245
Federal Home Loan Bank - 8.5%
Agency Coupons - 7.0%
1/19/04	1.08 (b)	6,000,000	5,997,196
1/25/04	1.06 (b)	17,000,000	16,987,094
3/15/04	1.09 (b)	20,000,000	19,992,496
3/21/04	1.10 (b)	36,000,000	35,989,114
7/6/04	1.23	50,000,000	49,999,999
			128,965,899
Discount Notes - 1.5%
4/23/04	1.12	27,500,000	27,404,185
			156,370,084
Freddie Mac - 1.6%
Agency Coupons - 1.6%
2/15/04	1.09	4,000,000	4,019,691
7/27/04	1.20	25,000,000	25,000,000
			29,019,691
TOTAL FEDERAL AGENCIES			511,849,020
Bank Notes - 0.5%

National City Bank, Indiana
1/2/04	1.04 (b)	10,000,000	9,997,974
Master Notes - 3.0%

General Motors Acceptance Corp. Mortgage Credit
1/2/04	1.67 (d)	15,000,000	14,999,305
Goldman Sachs Group, Inc.
1/27/04	1.20 (d)	36,000,000	36,000,000
2/17/04	1.18 (d)	5,000,000	5,000,000
TOTAL MASTER NOTES			55,999,305
Medium-Term Notes - 16.4%

American Express Credit Corp.
1/5/04	1.20 (b)	10,000,000	10,001,325
Bank of New York Co., Inc.
1/27/04	1.13 (a)(b)	15,000,000	15,000,000
Bank of Scotland Treasury Services PLC
1/23/04	1.18 (b)	10,000,000	10,000,367
Medium-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Descartes Funding Trust
1/15/04	1.15% (b)	$ 5,000,000	$ 5,000,000
General Electric Capital Corp.
1/9/04	1.25 (b)	25,000,000	25,000,000
1/19/04	1.23 (b)	20,000,000	20,000,000
1/28/04	1.14 (b)	15,000,000	15,000,340
HBOS Treasury Services PLC
3/24/04	1.16 (b)	20,000,000	20,000,000
Household Finance Corp.
2/18/04	1.17 (b)	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
1/15/04	1.16 (b)	25,000,000	25,000,541
Morgan Stanley
1/15/04	1.28 (b)	20,000,000	20,000,000
1/27/04	1.15 (b)	10,000,000	10,000,000
National City Bank, Indiana
1/2/04	1.05 (b)	25,000,000	24,997,976
SLM Corp.
1/26/04	1.31 (b)	20,000,000	20,019,371
U.S. Bank NA, Minnesota
1/13/04	1.30 (b)	20,000,000	20,010,270
USAA Auto Owner Trust
7/15/04	1.03	2,473,644	2,473,644
Verizon Global Funding Corp.
3/15/04	1.26 (b)	15,000,000	15,000,470
3/15/04	1.62 (b)	30,000,000	30,000,000
Wachovia Bank NA
1/28/04	1.16 (b)	10,000,000	10,001,352
TOTAL MEDIUM-TERM NOTES			302,505,656
Short-Term Notes - 4.5%

Jackson National Life Insurance Co.
1/1/04	1.29 (b)(d)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/04	1.35 (b)(d)	10,000,000	10,000,000
1/28/04	1.15 (b)	5,000,000	5,000,000
2/2/04	1.32 (b)(d)	5,000,000	5,000,000
Monumental Life Insurance Co.
1/1/04	1.31 (b)(d)	5,000,000	5,000,000
1/1/04	1.34 (b)(d)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/04	1.29 (b)(d)	30,000,000	30,000,000
Pacific Life Insurance Co.
3/11/04	1.32 (b)(d)	5,000,000	5,000,000
Transamerica Occidental Life Insurance Co.
2/1/04	1.33 (b)(d)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			82,000,000
Municipal Securities - 5.3%
		Principal Amount	Value (Note 1)

Alaska Hsg. Fin. Corp. Bonds Series A, 1.4%, tender 9/1/04 (FSA Insured) (b)		$ 10,000,000	$ 10,000,000
Kansas Dev. Fin. Auth. Lease Rev. (State of Kansas - Dept. of Administration - 7th and Harrison State Office Bldg. Proj.) Series 2002 J1, 1.32% (Liquidity Facility Kansas Pooled Money Invt. Board), VRDN (b)		7,975,000	7,975,000
Kansas Dev. Fin. Auth. Lease Rev. (State of Kansas - Dept. of Administration - 7th and Harrison State Office Bldg. Proj.) Series 2002 J2, 1.32% (Liquidity Facility Kansas Pooled Money Invt. Board), VRDN (b)		21,160,000	21,160,000
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners Health Care Sys., Inc. Proj.) Series D6, 1.33%, VRDN (b)		14,765,000	14,765,000
New York State Hsg. Fin. Svc. Contract Rev. Series 2003 H, 1.15%, LOC Dexia Cr. Local de France, VRDN (b)		13,300,000	13,300,000
San Jose Redev. Agcy. Rev. Series A, 1.15%, LOC JPMorgan Chase Bank, VRDN (b)(c)		11,250,000	11,250,000
Waco Edl. Fin. Corp. Rev. (Baylor Univ. Proj.) Series A, 1.25% (XL Cap. Assurance, Inc. Insured), VRDN (b)		18,850,000	18,850,000
TOTAL MUNICIPAL SECURITIES			97,300,000
Repurchase Agreements - 14.6%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/03 due 1/2/04 At 1.02%)	$ 140,008	140,000
With:
Banc of America Securities LLC At 1.13%, dated 12/31/03 due 1/2/04 (Collateralized by Corporate Obligations with Principal Amounts of $94,876,179, 1.65% - 3.9%, 11/15/07 - 3/25/38)	90,005,650	90,000,000
Deutsche Bank Securities, Inc. At 1.07%, dated 12/31/03 due 1/2/04 (Collateralized by Corporate Obligations with Principal Amounts of $82,102,000, 1.29% - 4%, 4/25/12 - 10/25/33)	81,004,815	81,000,000
Goldman Sachs & Co. At 1.12%, dated 12/29/03 due 1/30/04 (Collateralized by Corporate Obligations with Principal Amounts of $32,877,400, 6.38% - 9.87%, 2/15/04 - 6/30/08)	31,030,862	31,000,000
Repurchase Agreements - continued
	Maturity Amount	Value (Note 1)
With: - continued
J.P. Morgan Securities, Inc. At 1.13%, dated 12/22/03 due 2/23/04 (Collateralized by Corporate Obligations with Principal Amounts of $41,205,000, 5% - 8.38%, 6/15/07 - 2/1/13)	$ 41,081,078	$ 41,000,000
Morgan Stanley & Co. At 1.14%, dated 12/10/03 due 1/29/04 (Collateralized by Mortgage Loan Obligations with Principal Amounts of $28,707,367, 0% - 7.23%, 10/18/30 - 10/25/33)	25,039,583	25,000,000
TOTAL REPURCHASE AGREEMENTS		268,140,000
TOTAL INVESTMENT PORTFOLIO - 100.2%	1,844,648,466
NET OTHER ASSETS - (0.2)%	(4,534,913)
NET ASSETS - 100%	$ 1,840,113,553
Total Cost for Income Tax Purposes $ 1,844,648,466
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,000,000 or 0.8% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $132,999,305 or 7.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
General Motors Acceptance Corp. Mortgage Credit 1.67%, 1/2/04	12/1/03	$ 14,999,305
Goldman Sachs Group, Inc.: 1.18%, 2/17/04	9/22/03	$ 5,000,000
1.2%, 1/27/04	8/12/03	$ 36,000,000
Jackson National Life Insurance Co. 1.29%, 1/1/04	3/31/03	$ 7,000,000
Metropolitan Life Insurance Co.: 1.32%, 2/2/04	2/24/03	$ 5,000,000
1.35%, 1/2/04	3/26/02	$ 10,000,000
Security	Acquisition Date	Cost
Monumental Life Insurance Co.: 1.31%, 1/1/04	9/17/98	$ 5,000,000
1.34%, 1/1/04	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.29%, 1/2/04	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.32%, 3/11/04	3/10/03	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.33%, 2/1/04	4/28/00	$ 10,000,000
Other Information

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $13,330,000. The weighted average interest rate was 1.12%. Interest earned from the interfund lending program amounted to $1,244 and is included in interest income on the Statement of Operations. At period end, there were no interfund loans outstanding.

Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $109,000 all of which will expire on December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $268,140,000) - See accompanying schedule		$ 1,844,648,466
Cash		7,549
Receivable for fund shares sold		864,332
Interest receivable		3,020,183
Prepaid expenses		13,620
Other receivables		10
Total assets		1,848,554,160

Liabilities
Payable for fund shares redeemed	$ 7,954,643
Accrued management fee	309,461
Distribution fees payable	2,393
Other affiliated payables	123,061
Other payables and accrued expenses	51,049
Total liabilities		8,440,607

Net Assets		$ 1,840,113,553
Net Assets consist of:
Paid in capital		$ 1,840,247,110
Accumulated net realized gain (loss) on investments		(133,557)
Net Assets		$ 1,840,113,553
Initial Class: Net Asset Value, offering price and redemption price per share ($1,817,439,610 ÷ 1,817,469,107 shares)		$ 1.00
Service Class: Net Asset Value, offering price and redemption price per share ($19,605,753 ÷ 19,605,966 shares)		$ 1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,068,190 ÷ 3,068,242 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2003

Investment Income
Interest		$ 30,949,823

Expenses
Management fee	$ 4,792,919
Transfer agent fees	1,623,832
Distribution fees	85,968
Accounting fees and expenses	224,863
Non-interested trustees' compensation	11,911
Custodian fees and expenses	51,369
Audit	53,750
Legal	9,407
Miscellaneous	121,482
Total expenses before reductions	6,975,501
Expense reductions	(1,652)	6,973,849
Net investment income		23,975,974
Net realized gain (loss) on investment securities		(133,557)
Net increase in net assets resulting from operations		$ 23,842,417

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 23,975,974	$ 46,410,100
Net realized gain (loss)	(133,557)	87,888
Net increase (decrease) in net assets resulting from operations	23,842,417	46,497,988
Distributions to shareholders from net investment income	(23,975,974)	(46,410,100)
Share transactions - net increase (decrease)	(920,442,277)	(39,187,088)
Total increase (decrease) in net assets	(920,575,834)	(39,099,200)

Net Assets
Beginning of period	2,760,689,387	2,799,788,587
End of period	$ 1,840,113,553	$ 2,760,689,387
Other Information: Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Sold	6,056,411,700	54,027,987	82,930,007
Reinvested	23,602,029	128,154	208,645
Redeemed	(6,967,511,919)	(42,565,009)	(127,673,871)
Net increase (decrease)	(887,498,190)	11,591,132	(44,535,219)

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 23,625,076	$ 137,269	$ 213,629

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.010	.017	.041	.062	.050
Distributions from net investment income	(.010)	(.017)	(.041)	(.062)	(.050)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA,B	1.00%	1.69%	4.18%	6.30%	5.17%
Ratios to Average Net AssetsC
Expenses before expense reductions	.29%	.29%	.28%	.33%	.27%
Expenses net of voluntary waivers, if any	.29%	.29%	.28%	.33%	.27%
Expenses net of all reductions	.29%	.29%	.28%	.33%	.27%
Net investment income	1.00%	1.68%	3.99%	6.18%	5.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,817,440	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.009	.016	.040	.031
Distributions from net investment income	(.009)	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnB,C,D	.90%	1.61%	4.10%	3.06%
Ratios to Average Net AssetsF
Expenses before expense reductions	.38%	.39%	.39%	.47%A
Expenses net of voluntary waivers, if any	.38%	.39%	.39%	.45%A
Expenses net of all reductions	.38%	.39%	.39%	.45%A
Net investment income	.91%	1.58%	3.87%	6.28%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,606	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.007	.014	.039	.058
Distributions from net investment income	(.007)	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnB,C,D	.75%	1.45%	3.96%	5.89%
Ratios to Average Net AssetsF
Expenses before expense reductions	.54%	.54%	.55%	.96%A
Expenses net of voluntary waivers, if any	.54%	.54%	.55%	.60%A
Expenses net of all reductions	.54%	.54%	.55%	.60%A
Net investment income	.75%	1.43%	3.71%	5.94%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,068	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Asset Manager: Growth, Growth & Income and Mid Cap estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the funds intend to qualify as regulated investment companies by distributing all of their taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, prior period premium and discount on debt securities, market discount, financing transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 325,979,774	$ 36,682,010	$ (13,165,002)	$ 23,517,008
Balanced	328,111,972	41,795,692	(6,678,026)	35,117,666
Growth & Income	1,373,575,386	218,916,802	(81,646,274)	137,270,528
Growth Opportunities	653,597,036	145,777,394	(20,734,261)	125,043,133
Investment Grade Bond	1,946,982,125	54,756,392	(3,315,241)	51,441,151
Mid Cap	1,945,112,269	636,837,158	(27,585,955)	609,251,203
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Asset Manager: Growth	$ 7,855,332	$ -	$ (74,491,307)
Balanced	6,850,598	-	(19,803,393)
Growth & Income	12,128,444	-	(166,421,945)
Growth Opportunities	3,665,484	-	(277,246,288)
Investment Grade Bond	96,685,170	17,469,469	-
Mid Cap	-	-	(127,019,315)

The tax character of distributions paid was as follows:

December 31, 2003	Ordinary Income	Long-term Capital Gains	Total
Asset Manager: Growth	$ 8,995,679	$ -	$ 8,995,679
Balanced	7,974,845	-	7,974,845
Growth & Income	12,772,749	-	12,772,749
Growth Opportunities	4,842,328	-	4,842,328
Investment Grade Bond	101,912,282	9,272,230	111,184,512
Mid Cap	5,082,393	-	5,082,393
December 31, 2002	Ordinary Income	Long-term Capital Gains	Total
Asset Manager: Growth	$ 10,416,607	$ -	$ 10,416,607
Balanced	8,837,001	-	8,837,001
Growth & Income	15,060,404	-	15,060,404
Growth Opportunities	8,515,304	-	8,515,304
Investment Grade Bond	58,817,521	-	58,817,521
Mid Cap	10,315,464	-	10,315,464

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality and equity securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Swap Agreements. Certain funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by each applicable fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact each applicable fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, each applicable fund will receive a payment from the counterparty. To the extent it is less, each applicable fund will make a payment to the counterparty. Periodic payments received or made by each applicable fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with each applicable fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in each applicable fund's Schedule of Investments under the caption "Swap Agreements."

Annual Report

2. Operating Policies - continued

Financing Transactions. To earn additional income, certain funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,679,717 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 6,254	$ 12,995	$ 19,249
Balanced	$ 20,784	$ 58,523	$ 79,307
Growth & Income	$ 294,948	$ 556,834	$ 851,782
Growth Opportunities	$ 197,953	$ 121,587	$ 319,540
Investment Grade Bond	$ 4,794	$ 233,347	$ 238,141
Mid Cap	$ 432,418	$ 1,889,915	$ 2,322,333
Money Market	$ 14,917	$ 71,051	$ 85,968

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out-of-pocket expenses, equal to an annual rate of .07% of their month end net assets.

For the period, the total transfer agent fees paid by each class to FIIOC, including out-of-pocket expenses, were as follows:

Asset Manager: Growth		|
Initial Class	$ 212,921
Service Class	5,674
Service Class 2	7,349
	$ 225,944
Balanced
Initial Class	$ 181,695
Service Class	15,125
Service Class 2	18,327
	$ 215,147
Growth & Income
Initial Class	$ 482,906
Service Class	203,338
Service Class 2	159,916
	$ 846,160
Growth Opportunities
Initial Class	$ 298,640
Service Class	139,421
Service Class 2	42,488
	$ 480,549
Investment Grade Bond
Initial Class	$ 1,261,000
Service Class	3,698
Service Class 2	68,042
	$ 1,332,740
Mid Cap
Initial Class	$ 354,798
Service Class	302,125
Service Class 2	536,114
	$ 1,193,037
Money Market
Initial Class	$ 1,595,167
Service Class	10,084
Service Class 2	18,581
	$ 1,623,832

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 384,532
Balanced	590,846
Growth & Income	1,875,429
Growth Opportunities	692,911
Investment Grade Bond	3,430,226
Mid Cap	1,668,961

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangement	Custody expense reduction

Asset Manager: Growth	$ 31,638	$ 1,142
Balanced	10,789	1,293
Growth & Income	33,165	51
Growth Opportunities	161,467	75
Investment Grade Bond	-	2,213
Mid Cap	418,696	4,082
Money Market	-	1,652

Annual Report

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	67%	-	-
Balanced	60%	1	26%
Growth & Income	22%	2	49%
Growth Opportunities	20%	1	48%
Investment Grade Bond	49%	1	10%
Mid Cap	23%	2	45%
Money Market	57%	1	11%

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Growth & Income Portfolio and Growth Opportunities Portfolio (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2004

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, and Balanced Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the Funds), funds of Variable Insurance Products Fund II, and Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, and Balanced Portfolio as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Annual Report

Report of Independent Auditors

To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2004

Annual Report

Report of Independent Auditors

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (44)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (55)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Thomas J. Allen (43)
Year of Election or Appointment: 2003 Vice President of VIP Mid Cap. Prior to assuming his current responsibilites, Mr. Allen worked as a research analyst and manager.
Bettina Doulton (39)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities. Ms. Doulton also serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Richard C. Habermann (63)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Frederick D. Hoff, Jr. (39)

Year of Election or Appointment: 2003

Vice President of VIP Asset Manager: Growth. Mr. Hoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff worked as a portfolio manager.

Charles Mangum (39)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

James K. Miller (40)

Year of Election or Appointment: 2003

Vice President of VIP Money Market. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as a taxable credit analyst and manager.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (42)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000). Mr. Salemy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (54)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager: Growth. Mr. Todd also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Money Market (1996), VIP Investment Grade Bond (1998), VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), and VIP Mid Cap (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/13/04	2/13/04	$0.57	$0.41
Service Class	2/13/04	2/13/04	$0.58	$0.41
Service Class 2	2/13/04	2/13/04	$0.55	$0.41

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.96%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth
Initial Class	37%
Service Class	39%
Service Class 2	39%
Balanced
Initial Class	25%
Service Class	26%
Service Class 2	28%
Growth & Income
Initial Class	92%
Service Class	99%
Service Class 2	100%
Growth Opportunities
Initial Class	100%
Service Class	100%
Service Class 2	100%
Mid Cap
Initial Class	100%
Service Class	100%
Service Class 2	100%

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity International Investment Advisors
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, Investment Grade Bond, Mid Cap
and Money Market Portfolios

Fidelity International Investment Advisors (U.K.) Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, Investment Grade Bond, Mid Cap
and Money Market Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPGRP2-ANN-0204
1.768593.102

Fidelity® Variable Insurance Products
Service Class 2R

Contrafund® Portfolio

Equity-Income Portfolio

Growth Portfolio

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Contrafund Portfolio	3 4 5 6 15	Performance Management's Discussion Investment Summary Investments Financial Statements
Equity-Income Portfolio	19 20 21 22 33	Performance Management's Discussion Investment Summary Investments Financial Statements
Growth Portfolio	37 38 39 40 45	Performance Management's Discussion Investment Summary Investments Financial Statements
Notes	50	Notes to the Financial Statements
Auditors' Opinion	55
Trustees and Officers	57
Distributions	62

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2R

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity® VIP: Contrafund - Service Class 2R B	28.18%	3.24%	13.81%

A From January 3, 1995

B The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2R on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from Will Danoff, Portfolio Manager of Fidelity® Variable Insurance Products: Contrafund® Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

Contrafund Portfolio's return for the 12 months ending December 31, 2003, slightly trailed the S&P 500®, which gained 28.69%, and the LipperSM Variable Annuity Growth Funds Average, which returned 30.23%. A de-emphasis on technology and brokerage stocks hurt relative performance, while an emphasis on smaller-cap stocks overall helped. Technology stocks in the index gained 60% in 2003, propelled forward by new products and huge demand, and the fund did not anticipate such a strong snapback. A lack of exposure to diversified brokerage stocks also hurt, as these companies benefited from low interest rates and improving market conditions. As referenced, the fund's emphasis on smaller stocks proved beneficial. Approximately 42% of the fund's assets were invested in companies sized at $10 billion or less, versus just 14% for the S&P 500. Strong individual performers included Zimmer Holdings, a medical technology company specializing in orthopedics, Genentech, a leading biotechnology firm, and Freeport-McMoRan Copper & Gold, a mining company that benefited from improved industry trends. Disappointments included government defense contractor Lockheed Martin, health and beauty giant Colgate-Palmolive, and regional bank Fifth Third Bancorp, all of which experienced sluggish earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
3M Co.	3.4
Berkshire Hathaway, Inc. Class A	3.0
Avon Products, Inc.	2.5
Colgate-Palmolive Co.	2.1
Lockheed Martin Corp.	1.9
12.9
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Consumer Discretionary	16.5
Financials	15.5
Health Care	15.4
Industrials	13.0
Information Technology	12.3
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks and Equity Futures	96.4%
Bonds	0.4%
Short-Term Investments and Net Other Assets	3.2%

* Foreign investments 24.1%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 0.4%
BorgWarner, Inc.	26,200	$ 2,228,834
Gentex Corp.	843,500	37,248,960
LKQ Corp.	8,500	152,575
		39,630,369
Automobiles - 0.6%
Brilliance China Automotive Holdings Ltd. sponsored ADR	2,200	124,740
Harley-Davidson, Inc.	6,500	308,945
Honda Motor Co. Ltd.	252,200	11,349,001
Nissan Motor Co. Ltd.	961,200	10,794,277
Toyota Motor Corp.	1,153,100	39,637,815
		62,214,778
Hotels, Restaurants & Leisure - 2.9%
Argosy Gaming Co. (a)	21,800	566,582
Buffalo Wild Wings, Inc.	30,100	781,095
Friendly Ice Cream Corp. (a)	204,600	1,974,390
Gaylord Entertainment Co. (a)	52,827	1,576,886
GTECH Holdings Corp.	316,100	15,643,789
Harrah's Entertainment, Inc.	40,500	2,015,685
Hilton Group PLC	1,211,400	4,861,513
International Game Technology	510,100	18,210,570
Kerzner International Ltd. (a)	121,400	4,729,744
Krispy Kreme Doughnuts, Inc. (a)	954,700	34,942,020
Mandalay Resort Group	43,400	1,940,848
McDonald's Corp.	746,300	18,530,629
MGM MIRAGE (a)	97,700	3,674,497
Outback Steakhouse, Inc.	259,300	11,463,653
P.F. Chang's China Bistro, Inc. (a)	643,400	32,736,192
Panera Bread Co. Class A (a)	720,996	28,500,972
Penn National Gaming, Inc. (a)	45,200	1,043,216
Red Robin Gourmet Burgers, Inc. (a)	168,600	5,132,184
Ryan's Family Steak Houses, Inc. (a)	282,750	4,280,835
Stanley Leisure PLC	525,098	3,717,643
Starbucks Corp. (a)	1,188,400	39,288,504
Station Casinos, Inc.	429,300	13,149,459
The Cheesecake Factory, Inc. (a)	368,924	16,243,724
Wendy's International, Inc.	28,900	1,134,036
William Hill PLC	3,050,363	23,257,529
Wynn Resorts Ltd. (a)	188,800	5,288,288
		294,684,483
Household Durables - 1.7%
Blyth, Inc.	69,000	2,223,180
D.R. Horton, Inc.	1,028,370	44,487,286
Fortune Brands, Inc.	432,300	30,905,127
Garmin Ltd.	118,303	6,445,147
Harman International Industries, Inc.	707,200	52,318,656
Jarden Corp. (a)	110,850	3,030,639
Lennar Corp. Class A	80,000	7,680,000
Mohawk Industries, Inc. (a)	118,220	8,339,239
Pulte Homes, Inc.	22,000	2,059,640

	Shares	Value (Note 1)
Ryland Group, Inc.	156,100	$ 13,836,704
Sharp Corp.	306,000	4,853,014
		176,178,632
Internet & Catalog Retail - 2.3%
eBay, Inc. (a)	1,257,300	81,209,007
InterActiveCorp (a)	4,582,360	155,479,475
		236,688,482
Leisure Equipment & Products - 0.1%
Marvel Enterprises, Inc. (a)	115,500	3,362,205
Mattel, Inc.	665,500	12,824,185
		16,186,390
Media - 2.5%
Astro All Asia Networks PLC	2,078,600	2,418,058
British Sky Broadcasting Group PLC (BSkyB) (a)	258,300	3,242,380
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	135,200	6,887,088
Citadel Broadcasting Corp.	34,400	769,528
Comcast Corp. Class A (special) (a)	552,700	17,288,456
Cox Communications, Inc. Class A (a)	22,300	768,235
E.W. Scripps Co. Class A	412,500	38,832,750
Fox Entertainment Group, Inc. Class A (a)	1,412,000	41,159,800
Getty Images, Inc. (a)	125,200	6,276,276
Journal Communications, Inc. Class A	18,200	337,246
McGraw-Hill Companies, Inc.	8,600	601,312
Meredith Corp.	115,200	5,622,912
News Corp. Ltd. ADR	207,200	7,479,920
Pearson PLC sponsored ADR	265,600	2,977,376
Pixar (a)	535,617	37,112,902
SBS Broadcasting SA (a)	77,500	2,526,500
Time Warner, Inc. (a)	80	1,439
Tribune Co.	459,500	23,710,200
Univision Communications, Inc. Class A (a)	406,600	16,137,954
Viacom, Inc. Class B (non-vtg.)	430,736	19,116,064
Vivendi Universal SA sponsored ADR (a)	110,000	2,670,800
Washington Post Co. Class B	31,200	24,691,680
		260,628,876
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,903,966	51,844,994
Dollar General Corp.	401,700	8,431,683
Fred's, Inc. Class A	21,800	675,364
Marks & Spencer Group PLC	880,800	4,545,266
Nordstrom, Inc.	217,100	7,446,530
Tuesday Morning Corp. (a)	188,900	5,714,225
		78,658,062
Specialty Retail - 3.8%
Advance Auto Parts, Inc. (a)	335,200	27,285,280
America's Car Mart, Inc. (a)	28,000	753,760
AnnTaylor Stores Corp. (a)	665,700	25,962,300
Bed Bath & Beyond, Inc. (a)	1,682,700	72,945,045
Best Buy Co., Inc.	185,100	9,669,624
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
CarMax, Inc. (a)	105,900	$ 3,275,487
Chico's FAS, Inc. (a)	674,500	24,922,775
Claire's Stores, Inc.	333,400	6,281,256
Dick's Sporting Goods, Inc. (a)	200	9,732
Finish Line, Inc. Class A (a)	32,600	977,022
Foot Locker, Inc.	340,380	7,981,911
Gap, Inc.	109,500	2,541,495
Guitar Center, Inc. (a)	52,600	1,713,708
Hot Topic, Inc. (a)	327,200	9,639,312
Lowe's Companies, Inc.	848,800	47,015,032
Pacific Sunwear of California, Inc. (a)	1,461,375	30,864,240
PETCO Animal Supplies, Inc. (a)	656,000	19,975,200
PETsMART, Inc.	922,000	21,943,600
Regis Corp.	148,300	5,860,816
Ross Stores, Inc.	256,160	6,770,309
Staples, Inc. (a)	322,300	8,798,790
The Pep Boys - Manny, Moe & Jack	397,800	9,097,686
TJX Companies, Inc.	883,900	19,489,995
Urban Outfitters, Inc. (a)	276,100	10,229,505
Weight Watchers International, Inc. (a)	332,800	12,769,536
Zale Corp. (a)	23,700	1,260,840
		388,034,256
Textiles Apparel & Luxury Goods - 1.4%
Burberry Ltd.	2,900,573	18,930,207
Carter's, Inc.	26,200	666,790
Coach, Inc. (a)	1,482,024	55,946,406
Columbia Sportswear Co. (a)	9,800	534,100
Delta Woodside Industries, Inc. (a)	22,175	43,241
K-Swiss, Inc. Class A	501,000	12,054,060
Liz Claiborne, Inc.	108,700	3,854,502
NIKE, Inc. Class B	160,600	10,994,676
Puma AG	108,131	19,042,518
Quiksilver, Inc. (a)	344,800	6,113,304
Reebok International Ltd.	412,400	16,215,568
Tommy Hilfiger Corp. (a)	59,100	875,271
		145,270,643
TOTAL CONSUMER DISCRETIONARY		1,698,174,971
CONSUMER STAPLES - 8.3%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	536,300	28,252,284
Coca-Cola Hellenic Bottling Co. SA (Bearer)	274,240	5,698,847
Cott Corp. (a)	435,400	12,204,089
Cott Corp. (c)	220,500	6,176,205
Molson, Inc. Class A	387,600	10,786,587
PepsiCo, Inc.	132,310	6,168,292
Tsingtao Brewery Co. Ltd. (H Shares)	914,000	1,071,333
		70,357,637

	Shares	Value (Note 1)
Food & Staples Retailing - 1.7%
Boots Group PLC	683,444	$ 8,432,671
Coles Myer Ltd.	236,800	1,346,147
George Weston Ltd.	4,860	388,553
Loblaw Companies Ltd.	51,590	2,656,654
Safeway PLC	249,398	1,264,723
Sysco Corp.	2,294,800	85,435,404
Tesco PLC	7,037,687	32,390,138
United Natural Foods, Inc. (a)	59,900	2,151,009
Whole Foods Market, Inc.	491,707	33,008,291
William Morrison Supermarkets PLC	2,114,234	8,531,898
		175,605,488
Food Products - 0.5%
Dean Foods Co. (a)	289,400	9,512,578
Hershey Foods Corp.	168,800	12,995,912
Horizon Organic Holding Corp. (a)	110,600	2,648,870
Kraft Foods, Inc. Class A	2,140	68,951
Saputo, Inc.	156,900	3,882,586
Smithfield Foods, Inc. (a)	66,100	1,368,270
Tyson Foods, Inc. Class A	88,000	1,165,120
Wm. Wrigley Jr. Co.	259,900	14,608,979
		46,251,266
Household Products - 2.1%
Colgate-Palmolive Co.	4,314,630	215,947,232
WD-40 Co.	24,300	859,248
		216,806,480
Personal Products - 3.3%
Avon Products, Inc.	3,771,478	254,537,050
Estee Lauder Companies, Inc. Class A	21,900	859,794
Gillette Co.	2,408,900	88,478,897
		343,875,741
TOTAL CONSUMER STAPLES		852,896,612
ENERGY - 4.5%
Energy Equipment & Services - 0.3%
Carbo Ceramics, Inc.	97,200	4,981,500
Noble Corp. (a)	55,200	1,975,056
Schlumberger Ltd. (NY Shares)	88,100	4,820,832
Smith International, Inc. (a)	431,575	17,918,994
Willbros Group, Inc. (a)	57,500	691,150
		30,387,532
Oil & Gas - 4.2%
Apache Corp.	210,890	17,103,179
BP PLC sponsored ADR	350,732	17,308,624
Burlington Resources, Inc.	123,300	6,828,354
Canadian Natural Resources Ltd.	21,700	1,093,531
Chesapeake Energy Corp.	275,400	3,739,932
China Petroleum & Chemical Corp. sponsored ADR	452,440	20,092,860
EnCana Corp.	4,873,992	191,623,182
Encore Acquisition Co. (a)	154,600	3,810,890
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
EOG Resources, Inc.	50,800	$ 2,345,436
Evergreen Resources, Inc. (a)	117,500	3,819,925
Murphy Oil Corp.	1,017,300	66,439,863
Noble Energy, Inc.	83,200	3,696,576
Petro-Canada	158,520	7,809,908
PetroChina Co. Ltd. sponsored ADR	373,100	21,285,355
Pioneer Natural Resources Co. (a)	190,200	6,073,086
Pogo Producing Co.	110,400	5,332,320
Premcor, Inc. (a)	835,100	21,712,600
Suncor Energy, Inc.	99,080	2,482,347
Talisman Energy, Inc.	90,470	5,127,470
Teekay Shipping Corp.	54,500	3,108,135
Total SA sponsored ADR	70,400	6,512,704
XTO Energy, Inc.	354,200	10,023,860
		427,370,137
TOTAL ENERGY		457,757,669
FINANCIALS - 15.3%
Capital Markets - 0.5%
Bear Stearns Companies, Inc.	21,800	1,742,910
Merrill Lynch & Co., Inc.	758,000	44,456,700
Nomura Holdings, Inc.	235,000	4,022,326
UBS AG (NY Shares)	40,100	2,726,399
		52,948,335
Commercial Banks - 3.6%
Allied Irish Banks PLC	339,655	5,404,738
Australia & New Zealand Banking Group Ltd.	710,361	9,443,877
Bank of Ireland	2,072,240	28,152,044
Bank One Corp.	187,500	8,548,125
Banknorth Group, Inc.	25,700	836,021
Commerce Bancorp, Inc., New Jersey	540,117	28,453,364
East West Bancorp, Inc.	79,100	4,246,088
Fifth Third Bancorp	1,129,540	66,755,814
HSBC Holdings PLC sponsored ADR	32,800	2,585,296
M&T Bank Corp.	680,600	66,902,980
Nara Bancorp, Inc.	35,400	966,420
National Australia Bank Ltd.	263,000	5,922,997
North Fork Bancorp, Inc., New York	593,300	24,010,851
Popular, Inc.	67,000	3,010,980
Royal Bank of Canada	53,300	2,539,269
Royal Bank of Scotland Group PLC	2,333,366	68,579,904
SouthTrust Corp.	665,000	21,765,450
Synovus Financial Corp.	35,800	1,035,336
Texas Regional Bancshares, Inc. Class A	21,590	798,830
UCBH Holdings, Inc.	244,430	9,525,437
Valley National Bancorp	24,500	715,400
Wells Fargo & Co.	58,400	3,439,176
Westcorp	127,300	4,652,815

	Shares	Value (Note 1)
Wintrust Financial Corp.	87,500	$ 3,946,250
Zions Bancorp	22,000	1,349,260
		373,586,722
Consumer Finance - 1.1%
MBNA Corp.	555,400	13,801,690
SLM Corp.	2,524,100	95,108,088
		108,909,778
Diversified Financial Services - 0.6%
Citigroup, Inc.	177,400	8,610,996
Moody's Corp.	850,000	51,467,500
		60,078,496
Insurance - 7.5%
ACE Ltd.	246,900	10,226,598
AFLAC, Inc.	349,500	12,644,910
Allstate Corp.	621,100	26,719,722
AMBAC Financial Group, Inc.	54,600	3,788,694
American International Group, Inc.	1,814,514	120,265,988
Arch Capital Group Ltd. (a)	31,600	1,259,576
Berkshire Hathaway, Inc. Class A (a)	3,606	303,805,500
Brit Insurance Holdings PLC (a)	3,825,100	4,968,897
China Life Insurance Co. Ltd. ADR (a)	36,325	1,197,635
Cincinnati Financial Corp.	65,100	2,726,388
Endurance Specialty Holdings Ltd.	51,800	1,737,890
Everest Re Group Ltd.	804,180	68,033,628
Fidelity National Financial, Inc.	57,000	2,210,460
HCC Insurance Holdings, Inc.	462,900	14,720,220
IPC Holdings Ltd.	160,300	6,242,082
Markel Corp. (a)	28,950	7,339,115
Mercury General Corp.	71,600	3,332,980
MetLife, Inc.	185,600	6,249,152
Montpelier Re Holdings Ltd.	1,373,500	50,407,450
Old Republic International Corp.	130,950	3,320,892
PartnerRe Ltd.	368,300	21,379,815
Penn-America Group, Inc.	102,300	1,357,521
Progressive Corp.	166,700	13,934,453
RenaissanceRe Holdings Ltd.	683,965	33,548,483
SAFECO Corp.	120,300	4,683,279
StanCorp Financial Group, Inc.	64,200	4,036,896
USI Holdings Corp. (a)	613,587	8,007,310
W.R. Berkley Corp.	95,350	3,332,483
White Mountains Insurance Group Ltd.	11,200	5,151,440
Willis Group Holdings Ltd.	594,400	20,251,208
		766,880,665
Real Estate - 0.1%
Capital Automotive (SBI)	48,167	1,541,344
Duke Realty Corp.	43,600	1,351,600
Equity Residential (SBI)	2,100	61,971
General Growth Properties, Inc.	82,200	2,281,050
Manufactured Home Communities, Inc.	32,800	1,234,920
Simon Property Group, Inc.	80,900	3,748,906
		10,219,791
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.9%
Countrywide Financial Corp.	206,333	$ 15,650,358
Doral Financial Corp.	472,575	15,254,721
Golden West Financial Corp., Delaware	1,021,700	105,429,223
New York Community Bancorp, Inc.	1,317,050	50,113,753
W Holding Co., Inc.	322,065	5,993,630
Webster Financial Corp.	43,900	2,013,254
		194,454,939
TOTAL FINANCIALS		1,567,078,726
HEALTH CARE - 15.4%
Biotechnology - 2.3%
Amylin Pharmaceuticals, Inc. (a)	598,600	13,300,892
Celgene Corp. (a)	15,200	684,304
Connetics Corp. (a)	26,100	473,976
Digene Corp. (a)	59,700	2,393,970
Dyax Corp. (a)	110,400	907,488
Gen-Probe, Inc. (a)	294,200	10,729,474
Genentech, Inc. (a)	1,404,800	131,447,136
Gilead Sciences, Inc. (a)	403,980	23,487,397
Harvard Bioscience, Inc. (a)	129,900	1,156,110
IDEXX Laboratories, Inc. (a)	255,050	11,803,714
Invitrogen Corp. (a)	82,800	5,796,000
Martek Biosciences (a)	194,000	12,604,180
Millennium Pharmaceuticals, Inc. (a)	801,600	14,965,872
Neurocrine Biosciences, Inc. (a)	27,500	1,499,850
Serologicals Corp. (a)	65,900	1,225,740
		232,476,103
Health Care Equipment & Supplies - 6.1%
Advanced Medical Optics, Inc. (a)	64,500	1,267,425
Advanced Neuromodulation Systems, Inc. (a)	301,250	13,851,475
Alcon, Inc.	1,293,300	78,296,382
Align Technology, Inc. (a)	151,430	2,501,624
Becton, Dickinson & Co.	86,100	3,542,154
Bio-Rad Laboratories, Inc. Class A (a)	181,100	10,444,037
Biomet, Inc.	680,200	24,766,082
Boston Scientific Corp. (a)	895,300	32,911,228
Cooper Companies, Inc.	43,300	2,040,729
Cyberonics, Inc. (a)	23,100	739,431
DENTSPLY International, Inc.	1,604,862	72,491,617
Diagnostic Products Corp.	46,300	2,125,633
Given Imaging Ltd. (a)	59,800	1,071,018
INAMED Corp. (a)	36,000	1,730,160
Integra LifeSciences Holdings Corp. (a)	169,400	4,849,922
Kyphon, Inc. (a)	46,000	1,142,180
Medtronic, Inc.	460,540	22,386,849
Nektar Therapeutics (a)	43,800	596,118
ResMed, Inc. (a)	43,800	1,819,452
Respironics, Inc. (a)	54,800	2,470,932

	Shares	Value (Note 1)
Smith & Nephew PLC	11,161,912	$ 93,524,857
St. Jude Medical, Inc. (a)	261,476	16,041,553
Stryker Corp.	490,200	41,671,902
Synthes-Stratec, Inc.	10,412	10,274,337
Varian Medical Systems, Inc. (a)	28,800	1,990,080
Wilson Greatbatch Technologies, Inc. (a)	165,100	6,978,777
Wright Medical Group, Inc. (a)	118,900	3,619,316
Zimmer Holdings, Inc. (a)	2,427,271	170,879,878
		626,025,148
Health Care Providers & Services - 2.9%
Aetna, Inc.	671,500	45,379,970
American Healthways, Inc. (a)	36,000	859,320
AMERIGROUP Corp. (a)	24,000	1,023,600
Caremark Rx, Inc. (a)	394,964	10,004,438
Centene Corp. (a)	68,100	1,907,481
Cerner Corp. (a)	45,300	1,714,605
DaVita, Inc. (a)	44,000	1,716,000
Health Management Associates, Inc. Class A	992,090	23,810,160
ICON PLC sponsored ADR (a)	179,500	7,826,200
Manor Care, Inc.	76,400	2,641,148
Mid Atlantic Medical Services, Inc. (a)	35,500	2,300,400
Molina Healthcare, Inc.	86,700	2,187,441
PacifiCare Health Systems, Inc. (a)	22,600	1,527,760
Patterson Dental Co. (a)	1,664,602	106,800,864
PDI, Inc. (a)	9,500	254,695
ProxyMed, Inc. (a)	44,400	776,556
UnitedHealth Group, Inc.	1,412,700	82,190,886
WebMD Corp. (a)	340,400	3,060,196
WellChoice, Inc. (a)	42,800	1,476,600
WellPoint Health Networks, Inc. (a)	47,100	4,568,229
		302,026,549
Pharmaceuticals - 4.1%
aaiPharma, Inc. (a)	34,100	856,592
Altana AG	245,932	14,740,902
AstraZeneca PLC sponsored ADR	847,800	41,016,564
Barr Laboratories, Inc. (a)	23,500	1,808,325
Bentley Pharmaceuticals, Inc. (a)	27,100	360,430
Bristol-Myers Squibb Co.	108,000	3,088,800
Dr. Reddy's Laboratories Ltd. ADR	237,400	7,513,710
Eli Lilly & Co.	56,300	3,959,579
Endo Pharmaceuticals Holdings, Inc. (a)	92,600	1,783,476
Esperion Therapeutics, Inc. (a)	154,900	5,361,089
Forest Laboratories, Inc. (a)	18,700	1,155,660
IVAX Corp. (a)	611,200	14,595,456
Johnson & Johnson	839,450	43,365,987
Kos Pharmaceuticals, Inc. (a)	140,600	6,051,424
Medicis Pharmaceutical Corp. Class A	45,100	3,215,630
Merck & Co., Inc.	253,800	11,725,560
Novartis AG sponsored ADR	1,474,500	67,664,805
Novo Nordisk AS Series B	1,042,674	42,384,047
Pfizer, Inc.	695,065	24,556,646
Pharmaceutical Resources, Inc. (a)	197,000	12,834,550
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holding AG (participation certificate)	380,150	$ 38,232,596
Salix Pharmaceuticals Ltd. (a)	109,900	2,491,433
Taro Pharmaceutical Industries Ltd. (a)	21,900	1,412,550
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,271,800	72,123,778
Wyeth	67,900	2,882,355
		425,181,944
TOTAL HEALTH CARE		1,585,709,744
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.4%
Boeing Co.	80,000	3,371,200
Bombardier, Inc. Class B (sub. vtg.)	4,990,200	21,042,549
CAE, Inc.	87,400	394,823
Honeywell International, Inc.	99,400	3,322,942
Lockheed Martin Corp.	3,745,840	192,536,176
Precision Castparts Corp.	240,100	10,902,941
United Defense Industries, Inc. (a)	538,300	17,161,004
		248,731,635
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,131,480	42,894,407
FedEx Corp.	33,800	2,281,500
Sinotrans Ltd. (H Shares)	5,436,000	2,450,667
United Parcel Service, Inc. Class B	426,300	31,780,665
		79,407,239
Airlines - 2.0%
AirTran Holdings, Inc. (a)	372,700	4,435,130
ExpressJet Holdings, Inc. Class A (a)	196,721	2,950,815
Frontier Airlines, Inc. (a)	153,200	2,184,632
JetBlue Airways Corp. (a)	1,618,554	42,924,052
Mesa Air Group, Inc. (a)	76,400	956,528
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,597,332
sponsored ADR (a)	2,815,657	142,584,870
Southwest Airlines Co.	336,200	5,426,268
		203,059,627
Commercial Services & Supplies - 1.4%
Apollo Group, Inc. Class A (a)	757,300	51,496,400
Aramark Corp. Class B	892,450	24,470,979
Cintas Corp.	43,897	2,200,557
Corinthian Colleges, Inc. (a)	169,841	9,436,366
Dun & Bradstreet Corp. (a)	56,700	2,875,257
Education Management Corp. (a)	327,400	10,162,496
H&R Block, Inc.	248,900	13,781,593

	Shares	Value (Note 1)
HON Industries, Inc.	22,500	$ 974,700
Ionics, Inc. (a)	22,000	700,700
ITT Educational Services, Inc. (a)	33,000	1,550,010
MemberWorks, Inc. (a)	98,263	2,669,806
Robert Half International, Inc. (a)	21,700	506,478
Stericycle, Inc. (a)	21,600	1,008,720
Strayer Education, Inc.	164,699	17,924,192
		139,758,254
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	49,200	1,319,544
Jacobs Engineering Group, Inc. (a)	608,620	29,219,846
		30,539,390
Electrical Equipment - 0.2%
American Power Conversion Corp.	268,500	6,564,825
Cooper Industries Ltd. Class A	157,700	9,135,561
Franklin Electric Co., Inc.	32,700	1,978,023
Rockwell Automation, Inc.	64,500	2,296,200
Roper Industries, Inc.	132,800	6,541,728
		26,516,337
Industrial Conglomerates - 3.6%
3M Co.	4,031,320	342,783,135
Carlisle Companies, Inc.	44,400	2,702,184
Hutchison Whampoa Ltd.	309,000	2,278,614
Tomkins PLC	114,100	544,996
Tyco International Ltd.	685,100	18,155,150
		366,464,079
Machinery - 1.9%
Caterpillar, Inc.	247,000	20,505,940
CUNO, Inc. (a)	1,000	45,030
Danaher Corp.	1,070,680	98,234,890
Deere & Co.	54,800	3,564,740
Dionex Corp. (a)	14,600	671,892
Donaldson Co., Inc.	173,300	10,252,428
Graco, Inc.	32,700	1,311,270
IDEX Corp.	44,000	1,829,960
Ingersoll-Rand Co. Ltd. Class A	95,200	6,462,176
PACCAR, Inc.	462,996	39,410,220
Pall Corp.	98,900	2,653,487
SPX Corp. (a)	44,200	2,599,402
Wabash National Corp. (a)	205,200	6,012,360
		193,553,795
Marine - 0.0%
Alexander & Baldwin, Inc.	56,400	1,900,116
CP Ships Ltd.	137,100	2,843,039
		4,743,155
Road & Rail - 0.3%
Canadian National Railway Co.	131,850	8,334,644
Canadian Pacific Railway Ltd.	59,050	1,665,163
Heartland Express, Inc.	484,844	11,728,376
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Knight Transportation, Inc. (a)	248,030	$ 6,361,970
Landstar System, Inc. (a)	166,780	6,344,311
		34,434,464
Trading Companies & Distributors - 0.1%
Fastenal Co.	103,412	5,164,395
MSC Industrial Direct Co., Inc. Class A	149,500	4,111,250
		9,275,645
TOTAL INDUSTRIALS		1,336,483,620
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 2.1%
Adtran, Inc.	152,860	4,738,660
Advanced Fibre Communications, Inc. (a)	43,800	882,570
Alcatel SA sponsored ADR (a)	283,600	3,644,260
Aspect Communications Corp. (a)	420,600	6,628,656
Avaya, Inc. (a)	175,700	2,273,558
Avocent Corp. (a)	36,500	1,332,980
CIENA Corp. (a)	217,300	1,442,872
Comverse Technology, Inc. (a)	328,600	5,780,074
Foundry Networks, Inc. (a)	88,500	2,421,360
Harris Corp.	66,400	2,519,880
NetScreen Technologies, Inc. (a)	755,800	18,706,050
Packeteer, Inc. (a)	55,000	933,900
QUALCOMM, Inc.	1,197,400	64,575,782
Research in Motion Ltd. (a)	472,300	31,574,049
Scientific-Atlanta, Inc.	933,100	25,473,630
Sonus Networks, Inc. (a)	363,800	2,750,328
Sycamore Networks, Inc. (a)	1,736,500	9,099,260
Telefonaktiebolaget LM Ericsson ADR (a)	1,836,609	32,507,979
UTStarcom, Inc. (a)	90,300	3,347,421
Vyyo, Inc. (a)	40,000	341,200
		220,974,469
Computers & Peripherals - 0.4%
Apple Computer, Inc. (a)	356,300	7,614,131
Applied Films Corp. (a)	64,700	2,136,394
Dell, Inc. (a)	483,500	16,419,660
Dot Hill Systems Corp. (a)	48,400	733,260
Electronics for Imaging, Inc. (a)	162,179	4,219,898
Logitech International SA sponsored ADR (a)	31,900	1,356,707
M-Systems Flash Disk Pioneers Ltd. (a)	213,600	3,691,008
SanDisk Corp. (a)	36,600	2,237,724
Seagate Technology	308,264	5,826,190
		44,234,972
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	77,000	2,251,480
Amphenol Corp. Class A (a)	117,700	7,524,561
AU Optronics Corp. sponsored ADR	420,800	5,015,936

	Shares	Value (Note 1)
Benchmark Electronics, Inc. (a)	17,700	$ 616,137
CDW Corp.	78,600	4,539,936
Flir Systems, Inc. (a)	813,000	29,674,500
Lexar Media, Inc. (a)	59,478	1,036,702
National Instruments Corp.	94,900	4,315,103
Solectron Corp. (a)	499,700	2,953,227
Symbol Technologies, Inc.	1,374,800	23,220,372
Thermo Electron Corp. (a)	93,200	2,348,640
Waters Corp. (a)	118,600	3,932,776
		87,429,370
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	535,700	5,758,775
j2 Global Communications, Inc. (a)	38,600	956,122
Lastminute.com PLC (a)	828,199	3,290,401
Lastminute.com PLC sponsored ADR (a)	22,000	445,500
Open Text Corp. (a)	64,800	1,232,858
Openwave Systems, Inc. (a)	109,800	1,207,800
Opsware, Inc. (a)	109,834	812,772
RADWARE Ltd. (a)	149,400	4,071,150
Sina Corp. (a)	73,000	2,463,750
SkillSoft PLC sponsored ADR (a)	44,100	381,465
Supportsoft, Inc. (a)	72,300	950,745
Yahoo!, Inc. (a)	2,694,486	121,709,933
		143,281,271
IT Services - 1.9%
Accenture Ltd. Class A (a)	65,200	1,716,064
Alliance Data Systems Corp. (a)	142,700	3,949,936
Anteon International Corp. (a)	774,900	27,935,145
CACI International, Inc. Class A (a)	44,600	2,168,452
Cognizant Technology Solutions Corp. Class A (a)	704,448	32,151,007
First Data Corp.	1,381,900	56,782,271
Hewitt Associates, Inc. Class A (a)	50,700	1,515,930
Infosys Technologies Ltd. sponsored ADR	259,800	24,862,860
iPayment, Inc.	55,309	1,880,506
Iron Mountain, Inc. (a)	262,400	10,375,296
ManTech International Corp. Class A (a)	198,702	4,957,615
Paychex, Inc.	108,237	4,026,416
Satyam Computer Services Ltd. ADR	60,000	1,759,800
SRA International, Inc. Class A (a)	301,200	12,981,720
Syntel, Inc.	168,221	4,156,741
Tyler Technologies, Inc. (a)	87,400	841,662
		192,061,421
Office Electronics - 0.2%
Canon, Inc.	275,600	13,129,585
Xerox Corp. (a)	99,300	1,370,340
Zebra Technologies Corp. Class A (a)	69,180	4,591,477
		19,091,402
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	1,323,000	60,394,950
ASML Holding NV (NY Shares) (a)	118,400	2,373,920
ATI Technologies, Inc. (a)	88,000	1,322,171
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Broadcom Corp. Class A (a)	167,600	$ 5,713,484
Cabot Microelectronics Corp. (a)	30,600	1,499,400
Hi/fn, Inc. (a)	2	24
Integrated Circuit Systems, Inc. (a)	404,900	11,535,601
Intel Corp.	178,200	5,738,040
International Rectifier Corp. (a)	348,400	17,214,444
Intersil Corp. Class A	151,700	3,769,745
KLA-Tencor Corp. (a)	183,600	10,771,812
Lam Research Corp. (a)	191,100	6,172,530
Linear Technology Corp.	515,000	21,666,050
LSI Logic Corp. (a)	491,500	4,359,605
Marvell Technology Group Ltd. (a)	1,044,400	39,614,092
Maxim Integrated Products, Inc.	118,300	5,891,340
Microchip Technology, Inc.	307,000	10,241,520
National Semiconductor Corp. (a)	188,200	7,416,962
O2Micro International Ltd. (a)	162,200	3,633,280
Omnivision Technologies, Inc. (a)	109,500	6,049,875
PMC-Sierra, Inc. (a)	224,100	4,515,615
Power Integrations, Inc. (a)	54,600	1,826,916
Samsung Electronics Co. Ltd.	298,400	112,853,947
Sigmatel, Inc.	112,900	2,786,372
Silicon Laboratories, Inc. (a)	796,190	34,411,332
Standard Microsystems Corp. (a)	42,300	1,070,190
STMicroelectronics NV (NY Shares)	73,000	1,971,730
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	412,588	4,224,901
Teradyne, Inc. (a)	58,300	1,483,735
Vitesse Semiconductor Corp. (a)	912,900	5,358,723
		395,882,306
Software - 1.6%
Activision, Inc. (a)	120,079	2,185,438
Adobe Systems, Inc.	668,589	26,275,548
Agile Software Corp. (a)	359,430	3,558,357
Altiris, Inc. (a)	743,739	27,131,599
Amdocs Ltd. (a)	154,200	3,466,416
Autodesk, Inc.	110,300	2,711,174
Business Objects SA sponsored ADR (a)	130,700	4,531,369
Citrix Systems, Inc. (a)	58,500	1,240,785
Computer Associates International, Inc.	65,100	1,779,834
Concord Communications, Inc. (a)	50,907	1,016,613
Electronic Arts, Inc. (a)	93,500	4,467,430
FileNET Corp. (a)	32,800	888,224
Intuit, Inc. (a)	200	10,582
Kronos, Inc. (a)	307,302	12,172,232
Mercury Interactive Corp. (a)	108,603	5,282,450
Novell, Inc. (a)	428,800	4,510,976
Red Hat, Inc. (a)	199,150	3,738,046
SAP AG sponsored ADR	328,200	13,639,992
Sonic Solutions, Inc. (a)	425,364	6,508,069
Symantec Corp. (a)	271,470	9,406,436
Synopsys, Inc. (a)	100,342	3,387,546

	Shares	Value (Note 1)
Take-Two Interactive Software, Inc. (a)	89,029	$ 2,564,925
VA Software Corp. (a)	174,750	683,273
VERITAS Software Corp. (a)	508,194	18,884,489
WatchGuard Technologies, Inc. (a)	100,000	582,000
		160,623,803
TOTAL INFORMATION TECHNOLOGY		1,263,579,014
MATERIALS - 7.3%
Chemicals - 1.1%
Cytec Industries, Inc. (a)	84,400	3,240,116
Dow Chemical Co.	178,300	7,411,931
Eastman Chemical Co.	44,300	1,751,179
Ecolab, Inc.	1,649,000	45,133,130
FMC Corp. (a)	55,100	1,880,563
Headwaters, Inc. (a)	165,200	3,241,224
Methanex Corp.	259,570	2,907,456
Praxair, Inc.	129,800	4,958,360
Rohm & Haas Co.	44,000	1,879,240
Sigma Aldrich Corp.	28,800	1,646,784
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (H Shares) (a)	3,248,000	1,265,547
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	256,000	11,842,560
The Scotts Co. Class A (a)	170,400	10,080,864
Valspar Corp.	259,500	12,824,490
		110,063,444
Construction Materials - 0.1%
Centex Construction Products, Inc.	22,700	1,368,129
Florida Rock Industries, Inc.	114,200	6,263,870
		7,631,999
Containers & Packaging - 0.0%
Pactiv Corp. (a)	33,200	793,480
Peak International Ltd. (a)	200,000	1,120,000
Sealed Air Corp. (a)	33,300	1,802,862
		3,716,342
Metals & Mining - 6.0%
Aber Diamond Corp. (a)	475,850	17,244,610
Alcoa, Inc.	117,200	4,453,600
Anglo American PLC ADR	967,900	21,409,948
Anglogold Ltd. sponsored ADR	176,900	8,261,230
Apex Silver Mines Ltd. (a)	352,000	7,356,800
Companhia Vale do Rio Doce sponsored ADR	243,300	14,233,050
Compania de Minas Buenaventura SA sponsored ADR	1,770,700	50,075,396
First Quantum Minerals Ltd. (a)	115,700	1,254,933
Freeport-McMoRan Copper & Gold, Inc. Class B	1,714,892	72,248,400
Gabriel Resources Ltd. (a)	2,128,900	8,041,636
Glamis Gold Ltd. (a)	636,600	10,933,895
Gold Fields Ltd.	1,514,671	21,618,754
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	4,008,466	$ 63,717,676
IAMGOLD Corp.	584,100	4,061,503
Impala Platinum Holdings Ltd.	128,400	11,130,175
Inco Ltd. (a)	131,000	5,215,965
International Steel Group, Inc. (a)	43,700	1,702,115
IPSCO, Inc.	221,200	4,101,033
Ivanhoe Mines Ltd. (a)	399,100	3,168,925
Ivanhoe Mines Ltd. warrants 12/19/05 (a)	198,450	451,301
Kinross Gold Corp. (a)(c)	545,000	4,335,800
Kinross Gold Corp. (a)	1,679,588	13,362,125
Liquidmetal Technologies (a)	365,500	1,038,020
Newcrest Mining Ltd.	769,500	7,493,201
Newmont Mining Corp.	2,779,851	135,128,557
Newmont Mining Corp. CHESS Depository Interests	942,731	4,664,474
Novagold Resources, Inc. (a)	220,000	1,100,678
Nucor Corp.	44,200	2,475,200
Peabody Energy Corp.	88,400	3,687,164
Placer Dome, Inc.	88,500	1,580,747
Rio Tinto PLC (Reg.)	3,693,700	102,786,454
SouthernEra Resources Ltd. (a)	558,200	2,306,469
Wheaton River Minerals Ltd. (a)	1,102,300	3,288,545
Yanzhou Coal Mining Co. Ltd. sponsored ADR	55,800	2,906,064
		616,834,443
Paper & Forest Products - 0.1%
Sappi Ltd.	651,411	8,859,423
TOTAL MATERIALS		747,105,651
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.1%
PT Telkomunikasi Indonesia Tbk sponsored ADR	54,600	896,532
SBC Communications, Inc.	175,400	4,572,678
Telecom Italia Spa ADR (a)	89,453	2,655,860
		8,125,070
Wireless Telecommunication Services - 3.0%
America Movil SA de CV sponsored ADR	845,500	23,115,970
KDDI Corp.	2,707	15,588,458
mmO2 PLC (a)	935,700	1,286,505
Mobile TeleSystems OJSC sponsored ADR	143,400	11,873,520
Nextel Communications, Inc. Class A (a)	4,736,400	132,903,384
Nextel Partners, Inc. Class A (a)	1,049,700	14,118,465
NII Holdings, Inc. Class B (a)	219,200	16,358,896
Vimpel Communications sponsored ADR (a)	485,700	35,698,950

	Shares	Value (Note 1)
Vodafone Group PLC sponsored ADR	2,251,000	$ 56,365,040
Wireless Facilities, Inc. (a)	379,300	5,636,398
		312,945,586
TOTAL TELECOMMUNICATION SERVICES		321,070,656
UTILITIES - 0.1%
Electric Utilities - 0.1%
Entergy Corp.	64,780	3,700,881
Huaneng Power International, Inc. sponsored ADR	11,100	770,451
PG&E Corp. (a)	228,700	6,350,999
		10,822,331
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	54,700	2,347,724
TOTAL UTILITIES		13,170,055
TOTAL COMMON STOCKS (Cost $7,181,055,220)		9,843,026,718
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Xerox Capital Trust II 7.50% (c)	237,900	19,027,718
Insurance - 0.0%
St. Paul Companies, Inc. 9.00% (a)	37,200	2,734,200
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,486,820)		21,761,918
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 4.75% 2/1/09	$ 4,808,000	4,808,000
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	14,911,688
8.25% 1/31/06	5,090,000	15,104,575
		30,016,263
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	9,860,000	10,007,900
TOTAL CONVERTIBLE BONDS (Cost $22,905,455)		44,832,163
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 0.9% to 0.94% 1/22/04 to 2/12/04 (d) (Cost $3,997,147)	$ 4,000,000	3,997,649
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	592,409,996	592,409,996
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	122,793,407	122,793,407
TOTAL MONEY MARKET FUNDS (Cost $715,203,403)		715,203,403
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $7,939,648,045)		10,628,821,851
NET OTHER ASSETS - (3.5)%		(354,884,861)
NET ASSETS - 100%		$ 10,273,936,990
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Equity Index Contracts
165 S&P 500 Index Contracts	March 2004	$ 45,812,250	$ 739,135

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,451,411 or 0.4% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,997,649.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,214,813,929 and $5,298,381,741, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $11,070,125, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357,055 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.9%
United Kingdom	5.1%
Canada	4.5%
Bermuda	2.7%
Switzerland	1.9%
Ireland	1.9%
Korea (South)	1.1%
Japan	1.1%
Others (individually less than 1%)	5.8%
100.0%
Income Tax Information
At December 31, 2003, the fund had a capital loss carryforward of approximately $1,251,202,000 of which $587,643,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003
Assets
Investment in securities, at value (including securities loaned of $120,092,534) (cost $7,939,648,045) - See accompanying schedule		$ 10,628,821,851
Cash		13,224
Foreign currency held at value (cost $42)		42
Receivable for investments sold		42,998,794
Receivable for fund shares sold		7,619,391
Dividends receivable		6,380,886
Interest receivable		1,217,191
Receivable for daily variation on futures contracts		119,625
Prepaid expenses		52,751
Other receivables		571,835
Total assets		10,687,795,590
Liabilities
Payable for investments purchased	$ 276,478,211
Payable for fund shares redeemed	8,516,731
Accrued management fee	4,803,174
Distribution fees payable	318,543
Other affiliated payables	644,037
Other payables and accrued expenses	304,497
Collateral on securities loaned, at value	122,793,407
Total liabilities		413,858,600
Net Assets		$ 10,273,936,990
Net Assets consist of:
Paid in capital		$ 8,829,933,412
Undistributed net investment income		23,673,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,270,037,422)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,690,367,590
Net Assets		$ 10,273,936,990
Initial Class: Net Asset Value, offering price and redemption price per share ($7,665,424,202 ÷ 331,370,153 shares)		$ 23.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,695,467,271 ÷ 73,519,151 shares)		$ 23.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($910,340,896 ÷ 39,705,173 shares)		$ 22.93
Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,704,621 ÷ 118,112 shares)		$ 22.90

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 72,992,576
Interest		9,366,664
Security lending		1,344,960
Total income		83,704,200

Expenses
Management fee	$ 49,164,152
Transfer agent fees	5,807,998
Distribution fees	2,941,650
Accounting and security lending fees	831,119
Non-interested trustees' compensation	41,467
Appreciation in deferred trustee compensation account	5,445
Custodian fees and expenses	657,598
Registration fees	3,178
Audit	83,455
Legal	41,280
Miscellaneous	355,144
Total expenses before reductions	59,932,486
Expense reductions	(2,029,345)	57,903,141
Net investment income (loss)		25,801,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	92,651,291
Foreign currency transactions	(301,484)
Futures contracts	6,252,166
Total net realized gain (loss)		98,601,973
Change in net unrealized appreciation (depreciation) on: Investment securities	2,067,468,704
Assets and liabilities in foreign currencies	429,327
Futures contracts	1,964,275
Total change in net unrealized appreciation (depreciation)		2,069,862,306
Net gain (loss)		2,168,464,279
Net increase (decrease) in net assets resulting from operations		$ 2,194,265,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,801,059	$ 38,078,167
Net realized gain (loss)	98,601,973	(637,510,720)
Change in net unrealized appreciation (depreciation)	2,069,862,306	(207,088,852)
Net increase (decrease) in net assets resulting from operations	2,194,265,338	(806,521,405)
Distributions to shareholders from net investment income	(35,507,037)	(65,347,191)
Share transactions - net increase (decrease)	535,497,703	46,140,066
Redemption fees	3,718	49
Total increase (decrease) in net assets	2,694,259,722	(825,728,481)
Net Assets
Beginning of period	7,579,677,268	8,405,405,749
End of period (including undistributed net investment income of $23,673,410 and undistributed net investment income of $34,847,840, respectively)	$ 10,273,936,990	$ 7,579,677,268
Other Information:
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R
Sold	43,575,507	16,391,007	21,425,743	119,703
Reinvested	1,718,846	269,021	92,062	161
Redeemed	(43,003,502)	(8,751,544)	(6,273,261)	(46,848)
Net increase (decrease)	2,290,851	7,908,484	15,244,544	73,016
Dollars Sold	$ 877,441,120	$ 326,586,457	$ 422,566,799	$ 2,529,458
Reinvested	29,357,892	4,584,117	1,562,295	2,733
Redeemed	(837,322,380)	(169,383,155)	(121,521,459)	(906,174)
Net increase (decrease)	$ 69,476,632	$ 161,787,419	$ 302,607,635	$ 1,626,017

Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2RA
Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733
From net realized gain	-	-	-	-
Total	$ 29,357,892	$ 4,584,117	$ 1,562,295	$ 2,733

	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Income from Investment Operations
Net investment income (loss) C	.07	.10	.16	.17	.12
Net realized and unrealized gain (loss)	5.05	(1.97)	(3.01)	(1.84)	5.59
Total from investment operations	5.12	(1.87)	(2.85)	(1.67)	5.71
Distributions from net investment income	(.09)	(.16)	(.17)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.09)	(.16)	(.77)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.13	$ 18.10	$ 20.13	$ 23.75	$ 29.15
Total Return A,B	28.46%	(9.35)%	(12.28)%	(6.58)%	24.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.68%	.66%	.67%
Expenses net of voluntary waivers, if any	.67%	.68%	.68%	.66%	.67%
Expenses net of all reductions	.65%	.64%	.64%	.63%	.65%
Net investment income (loss)	.34%	.50%	.77%	.69%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,665,424	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Income from Investment Operations
Net investment income (loss) C	.05	.08	.14	.15	.10
Net realized and unrealized gain (loss)	5.04	(1.96)	(3.00)	(1.85)	5.58
Total from investment operations	5.09	(1.88)	(2.86)	(1.70)	5.68
Distributions from net investment income	(.07)	(.14)	(.15)	(.11)	(.12)
Distributions from net realized gain	-	-	(.60)	(3.62)	(.88)
Total distributions	(.07)	(.14)	(.75)	(3.73)	(1.00)
Redemption fees added to paid in capital C,E	-	-	-	-	-
Net asset value, end of period	$ 23.06	$ 18.04	$ 20.06	$ 23.67	$ 29.10
Total ReturnA,B	28.35%	(9.42)%	(12.36)%	(6.71)%	24.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.78%	.76%	.78%
Expenses net of voluntary waivers, if any	.77%	.78%	.78%	.76%	.78%
Expenses net of all reductions	.75%	.74%	.74%	.74%	.75%
Net investment income (loss)	.24%	.39%	.67%	.59%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,695,467	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216
Portfolio turnover rate	66%	84%	140%	177%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. CCalculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss) E	.02	.05	.10	.10
Net realized and unrealized gain (loss)	5.02	(1.96)	(2.98)	(.93)
Total from investment operations	5.04	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.06)	(.14)	(.16)	(.11)
Distributions from net realized gain	-	-	(.60)	(3.62)
Total distributions	(.06)	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E,H	-	-	-	-
Net asset value, end of period	$ 22.93	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	28.20%	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.94%	.92% A
Expenses net of voluntary waivers, if any	.93%	.93%	.94%	.92% A
Expenses net of all reductions	.90%	.90%	.90%	.90% A
Net investment income (loss)	.09%	.24%	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 910,341	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	66%	84%	140%	177%

A Annualized B Total returns for periods of less than one year are not annualized. CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) E	.02	.03
Net realized and unrealized gain (loss)	5.01	(2.57)
Total from investment operations	5.03	(2.54)
Distributions from net investment income	(.08)	-
Redemption fees added to paid in capital E,H	-	-
Net asset value, end of period	$ 22.90	$ 17.95
Total Return B,C,D	28.18%	(12.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.96% A
Expenses net of voluntary waivers, if any	.93%	.96% A
Expenses net of all reductions	.90%	.92% A
Net investment income (loss)	.08%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705	$ 810
Portfolio turnover rate	66%	84%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $ .01 per share.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2R

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2RA	30.05%	3.24%	10.72%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based distribution fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Service Class 2R returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2R shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2R on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000 Value Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Variable Insurance Products: Equity-Income Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

During 2003, the fund beat the 27.46% return of the LipperSM Variable Annuity Equity Income Objective Funds Average, but modestly underperformed the Russell 3000® Value Index, which returned 31.14%. I looked to the cheapest parts of the market - economically sensitive financial, energy and health care stocks - and stuck with them throughout the year. The fourth quarter's continued strong showing for many cyclicals in the portfolio helped the fund's performance surge. Financial stocks, representing by far the largest sector weighting in the portfolio, benefited from low interest rates, an improving economy, increased loan demand and marginally recovering credit quality. Bank of New York, American International Group, Merrill Lynch, Bank of America and Citigroup all were helped by improved liquidity trends and the subsequently lower potential for default and bankruptcies. On the downside, pharmaceutical company Schering-Plough's stock lagged after its patent ran out on its leading drug, Claritin. Telephone companies Verizon Communications, SBC Communications and BellSouth experienced slower growth in their core wireline business, as competition from wireless, cable and other providers eroded residential and business customer demand. AT&T's poor showing in its long-distance business and the sale of its cable operations to Comcast hurt its stock performance. I have since sold the position.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Exxon Mobil Corp.	2.9
Citigroup, Inc.	2.8
American International Group, Inc.	2.6
Fannie Mae	2.1
Bank of America Corp.	2.1
12.5
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Financials	30.1
Industrials	11.8
Energy	11.0
Consumer Discretionary	11.0
Health Care	7.5
Asset Allocation as of December 31, 2003
% of fund's net assets*
	Stocks	97.7%
	Bonds	0.9%
	Short-Term Investments and Net Other Assets	1.4%
* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	200,400	$ 8,100,168
Automobiles - 0.4%
General Motors Corp.	144,100	7,694,940
Toyota Motor Corp. ADR	475,900	32,718,125
		40,413,065
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	2,636,000	65,451,880
MGM MIRAGE (a)	923,770	34,742,990
Park Place Entertainment Corp. (a)	2,730,500	29,571,315
Six Flags, Inc. (a)	1,408,356	10,590,837
		140,357,022
Household Durables - 0.8%
Maytag Corp.	687,020	19,133,507
Newell Rubbermaid, Inc.	1,763,100	40,145,787
Whirlpool Corp.	334,400	24,294,160
		83,573,454
Media - 6.0%
Clear Channel Communications, Inc.	2,067,100	96,802,293
Comcast Corp. Class A (a)	2,852,091	93,748,231
Liberty Media Corp. Class A (a)	3,755,576	44,653,799
News Corp. Ltd.:
ADR	234,034	8,448,627
sponsored ADR	303,867	9,191,977
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,235,618
Time Warner, Inc. (a)	7,232,850	130,118,972
Viacom, Inc. Class B (non-vtg.)	3,372,918	149,690,101
Vivendi Universal SA sponsored ADR (a)	1,039,500	25,239,060
Walt Disney Co.	1,872,800	43,692,424
		619,821,102
Multiline Retail - 0.3%
Barneys, Inc. warrants 4/1/08 (a)	200	4,000
Big Lots, Inc. (a)	441,356	6,271,672
Target Corp.	596,900	22,920,960
		29,196,632
Specialty Retail - 1.3%
Abercrombie & Fitch Co. Class A (a)	634,000	15,666,140
Charming Shoppes, Inc. (a)	479,900	2,591,460
Gap, Inc.	2,000,400	46,429,284
Home Depot, Inc.	169,100	6,001,359
Limited Brands, Inc.	2,438,200	43,960,746
Office Depot, Inc. (a)	1,235,500	20,645,205
		135,294,194
Textiles Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	456,640	16,192,454
TOTAL CONSUMER DISCRETIONARY		1,072,948,091

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.6%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	676,800	$ 35,653,824
The Coca-Cola Co.	887,700	45,050,775
		80,704,599
Food & Staples Retailing - 0.7%
Albertson's, Inc.	442,100	10,013,565
CVS Corp.	1,689,200	61,013,904
		71,027,469
Food Products - 1.3%
Campbell Soup Co.	528,600	14,166,480
Fresh Del Monte Produce, Inc.	242,988	5,790,404
H.J. Heinz Co.	317,420	11,563,611
Kraft Foods, Inc. Class A	943,100	30,386,682
Tyson Foods, Inc. Class A	1,161,000	15,371,640
Unilever PLC sponsored ADR	1,489,600	56,008,960
		133,287,777
Household Products - 1.8%
Colgate-Palmolive Co.	1,188,400	59,479,420
Kimberly-Clark Corp.	1,273,400	75,245,206
Procter & Gamble Co.	355,200	35,477,376
The Dial Corp.	529,900	15,086,253
		185,288,255
Personal Products - 1.1%
Gillette Co.	3,109,920	114,227,362
Tobacco - 1.0%
Altria Group, Inc.	1,720,900	93,651,378
Loews Corp. - Carolina Group	378,600	9,555,864
		103,207,242
TOTAL CONSUMER STAPLES		687,742,704
ENERGY - 11.0%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	1,593,600	51,250,176
BJ Services Co. (a)	570,145	20,468,206
Noble Corp. (a)	803,700	28,756,386
Schlumberger Ltd. (NY Shares)	2,713,900	148,504,608
		248,979,376
Oil & Gas - 8.6%
Anadarko Petroleum Corp.	295,600	15,078,556
Apache Corp.	386,140	31,315,954
BP PLC sponsored ADR	2,530,242	124,867,443
ChevronTexaco Corp.	1,293,071	111,708,404
Exxon Mobil Corp.	7,261,536	297,722,958
Royal Dutch Petroleum Co. (NY Shares)	1,414,000	74,079,460
Total SA:
Series B	391,400	72,416,826
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Total SA: - continued
sponsored ADR	1,724,096	$ 159,496,121
YUKOS Corp. sponsored ADR	63,400	2,662,800
		889,348,522
TOTAL ENERGY		1,138,327,898
FINANCIALS - 29.5%
Capital Markets - 6.7%
Bank of New York Co., Inc.	3,223,100	106,749,072
Charles Schwab Corp.	5,308,300	62,850,272
Credit Suisse Group sponsored ADR	735,200	26,709,816
J.P. Morgan Chase & Co.	3,733,850	137,144,311
Janus Capital Group, Inc.	2,049,700	33,635,577
LaBranche & Co., Inc.	593,200	6,922,644
Lehman Brothers Holdings, Inc.	211,000	16,293,420
Mellon Financial Corp.	1,716,500	55,116,815
Merrill Lynch & Co., Inc.	1,674,300	98,197,695
Morgan Stanley	2,066,900	119,611,503
Nomura Holdings, Inc.	1,853,000	31,716,469
		694,947,594
Commercial Banks - 8.2%
Bank of America Corp.	2,726,190	219,267,462
Bank One Corp.	2,487,438	113,402,298
Banknorth Group, Inc.	339,400	11,040,682
Comerica, Inc.	871,700	48,867,502
FleetBoston Financial Corp.	1,850,700	80,783,055
Huntington Bancshares, Inc.	510,200	11,479,500
PNC Financial Services Group, Inc.	617,200	33,779,356
State Bank of India	463,175	5,466,734
Sumitomo Mitsui Financial Group, Inc.	5,917	31,687,226
U.S. Bancorp, Delaware	2,821,638	84,028,380
Wachovia Corp.	1,766,875	82,318,706
Wells Fargo & Co.	2,278,400	134,174,976
		856,295,877
Consumer Finance - 1.2%
American Express Co.	1,856,896	89,558,094
MBNA Corp.	1,456,400	36,191,540
		125,749,634
Diversified Financial Services - 3.3%
CIT Group, Inc.	1,371,500	49,305,425
Citigroup, Inc.	6,036,119	292,993,216
		342,298,641
Insurance - 6.9%
ACE Ltd.	2,113,415	87,537,649
Allianz AG sponsored ADR	567,200	7,214,784
Allstate Corp.	2,529,700	108,827,694
American International Group, Inc.	3,994,550	264,758,774

	Shares	Value (Note 1)
China Life Insurance Co. Ltd. ADR (a)	41,500	$ 1,368,255
Conseco, Inc. (a)	444,100	9,681,380
Hartford Financial Services Group, Inc.	1,334,400	78,769,632
Marsh & McLennan Companies, Inc.	316,600	15,161,974
MBIA, Inc.	200,600	11,881,538
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	123,914	14,982,361
The Chubb Corp.	634,000	43,175,400
Travelers Property Casualty Corp.:
Class A	3,073,467	51,572,776
Class B	622,257	10,559,701
UnumProvident Corp.	761,000	12,000,970
		717,492,888
Real Estate - 0.3%
Equity Residential (SBI)	1,001,300	29,548,363
Thrifts & Mortgage Finance - 2.9%
Fannie Mae	2,966,400	222,657,984
Freddie Mac	717,900	41,867,928
Housing Development Finance Corp. Ltd.	1,133,500	16,008,125
MGIC Investment Corp.	338,000	19,245,720
		299,779,757
TOTAL FINANCIALS		3,066,112,754
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	3,196,100	97,544,972
Becton, Dickinson & Co.	611,100	25,140,654
		122,685,626
Health Care Providers & Services - 1.2%
Cardinal Health, Inc.	463,900	28,372,124
IMS Health, Inc.	1,325,699	32,956,877
McKesson Corp.	887,900	28,554,864
Tenet Healthcare Corp. (a)	2,071,900	33,253,995
		123,137,860
Pharmaceuticals - 5.0%
Abbott Laboratories	857,000	39,936,200
Bristol-Myers Squibb Co.	3,292,400	94,162,640
GlaxoSmithKline PLC sponsored ADR	296,100	13,804,182
Johnson & Johnson	1,993,100	102,963,546
Merck & Co., Inc.	2,658,100	122,804,220
Pfizer, Inc.	959,100	33,885,003
Roche Holding AG (participation certificate)	159,340	16,025,206
Schering-Plough Corp.	2,282,030	39,684,502
Wyeth	1,436,600	60,983,670
		524,249,169
TOTAL HEALTH CARE		770,072,655
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.2%
Boeing Co.	997,800	$ 42,047,292
Bombardier, Inc. Class B (sub. vtg.)	1,372,300	5,786,680
EADS NV	422,700	10,022,815
Honeywell International, Inc.	3,094,325	103,443,285
Lockheed Martin Corp.	1,026,600	52,767,240
Northrop Grumman Corp.	451,500	43,163,400
Raytheon Co.	1,241,000	37,279,640
United Technologies Corp.	379,520	35,967,110
		330,477,462
Building Products - 0.3%
Masco Corp.	984,100	26,974,181
Commercial Services & Supplies - 0.6%
Viad Corp.	1,061,700	26,542,500
Waste Management, Inc.	1,286,100	38,068,560
		64,611,060
Construction & Engineering - 0.1%
Fluor Corp.	261,000	10,346,040
Electrical Equipment - 0.3%
Emerson Electric Co.	550,200	35,625,450
Industrial Conglomerates - 3.2%
3M Co.	342,400	29,114,272
General Electric Co.	3,068,440	95,060,271
Hutchison Whampoa Ltd.	2,602,000	19,187,555
Siemens AG sponsored ADR	222,100	17,754,674
Textron, Inc.	879,800	50,201,388
Tyco International Ltd.	4,439,946	117,658,569
		328,976,729
Machinery - 2.8%
Caterpillar, Inc.	701,000	58,197,020
Deere & Co.	394,050	25,632,953
Eaton Corp.	353,800	38,203,324
Illinois Tool Works, Inc.	310,900	26,087,619
Ingersoll-Rand Co. Ltd. Class A	1,328,144	90,154,415
Kennametal, Inc.	179,721	7,143,910
Navistar International Corp. (a)	265,900	12,733,951
Parker Hannifin Corp.	389,200	23,157,400
Timken Co.	676,500	13,570,590
		294,881,182
Road & Rail - 1.2%
Burlington Northern Santa Fe Corp.	2,076,500	67,174,775
Union Pacific Corp.	807,900	56,132,892
		123,307,667
TOTAL INDUSTRIALS		1,215,199,771
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.3%
Motorola, Inc.	2,536,200	35,684,334

	Shares	Value (Note 1)
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	4,061,611	$ 93,295,205
International Business Machines Corp.	640,900	59,398,612
Storage Technology Corp. (a)	296,210	7,627,408
Sun Microsystems, Inc. (a)	3,702,275	16,623,215
		176,944,440
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	401,600	11,742,784
Arrow Electronics, Inc. (a)	799,100	18,491,174
Avnet, Inc. (a)	1,317,330	28,533,368
PerkinElmer, Inc.	1,208,800	20,634,216
Solectron Corp. (a)	3,172,400	18,748,884
Tektronix, Inc.	638,500	20,176,600
Thermo Electron Corp. (a)	1,539,600	38,797,920
		157,124,946
IT Services - 0.6%
Ceridian Corp. (a)	1,156,100	24,208,734
Concord EFS, Inc. (a)	847,700	12,579,868
First Data Corp.	538,600	22,131,074
		58,919,676
Office Electronics - 0.3%
Xerox Corp. (a)	1,881,900	25,970,220
Semiconductors & Semiconductor Equipment - 1.3%
Intel Corp.	2,085,300	67,146,660
Micron Technology, Inc. (a)	1,866,200	25,137,714
Rohm Co. Ltd.	148,300	17,469,374
Samsung Electronics Co. Ltd.	65,630	24,821,061
Teradyne, Inc. (a)	126,871	3,228,867
		137,803,676
Software - 0.7%
Microsoft Corp.	2,642,800	72,782,712
TOTAL INFORMATION TECHNOLOGY		665,230,004
MATERIALS - 6.8%
Chemicals - 2.7%
Arch Chemicals, Inc.	475,400	12,198,764
BOC Group PLC	740,697	11,288,293
Dow Chemical Co.	2,342,200	97,365,254
Eastman Chemical Co.	130,400	5,154,712
Ferro Corp.	105,700	2,876,097
Hercules Trust II unit	15,700	11,539,500
Hercules, Inc. (a)	649,700	7,926,340
Lyondell Chemical Co.	1,318,700	22,351,965
Millennium Chemicals, Inc.	896,050	11,361,914
Olin Corp.	572,700	11,488,362
PolyOne Corp.	1,239,100	7,917,849
PPG Industries, Inc.	390,300	24,987,006
Praxair, Inc.	1,393,424	53,228,797
		279,684,853
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	558,300	$ 6,638,187
Smurfit-Stone Container Corp. (a)	2,375,253	44,108,448
		50,746,635
Metals & Mining - 2.3%
Alcan, Inc.	955,100	44,596,367
Alcoa, Inc.	2,942,316	111,808,008
Nucor Corp.	283,400	15,870,400
Phelps Dodge Corp. (a)	855,600	65,102,604
		237,377,379
Paper & Forest Products - 1.3%
Bowater, Inc.	391,300	18,121,103
Georgia-Pacific Corp.	1,646,101	50,485,918
International Paper Co.	645,400	27,823,194
Weyerhaeuser Co.	645,900	41,337,600
		137,767,815
TOTAL MATERIALS		705,576,682
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
BellSouth Corp.	4,870,899	137,846,442
Qwest Communications International, Inc. (a)	1,501,600	6,486,912
SBC Communications, Inc.	5,056,593	131,825,380
Verizon Communications, Inc.	4,123,002	144,634,910
		420,793,644
UTILITIES - 2.7%
Electric Utilities - 2.3%
Allegheny Energy, Inc. (a)	401,600	5,124,416
Dominion Resources, Inc.	1,174,600	74,974,718
Entergy Corp.	796,700	45,515,471
FirstEnergy Corp.	1,471,900	51,810,880
Northeast Utilities	453,800	9,153,146
PG&E Corp. (a)	316,300	8,783,651
TXU Corp.	1,059,220	25,124,698
Wisconsin Energy Corp.	628,800	21,033,360
		241,520,340
Gas Utilities - 0.1%
NiSource, Inc.	568,729	12,477,914
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.	334,340	2,738,245
SCANA Corp.	617,300	21,142,525
		23,880,770
TOTAL UTILITIES		277,879,024
TOTAL COMMON STOCKS (Cost $7,925,162,579)		10,019,883,227
Preferred Stocks - 1.3%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Corp.:
Series B, 5.25%	412,200	$ 10,989,252
Series C, 6.25%	253,100	8,147,289
		19,136,541
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	388,400	8,739,000
TOTAL CONSUMER DISCRETIONARY		27,875,541
FINANCIALS - 0.4%
Capital Markets - 0.1%
State Street Corp. 6.75%	24,900	6,068,877
Consumer Finance - 0.2%
Ford Motor Co. Capital Trust II 6.50%	461,500	25,751,700
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	8,700	508,863
The Chubb Corp.:
7.00%	167,700	4,769,388
Series B, 7.00%	120,100	3,446,870
Travelers Property Casualty Corp. 4.50%	240,200	5,912,043
		14,637,164
TOTAL FINANCIALS		46,457,741
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	156,900	8,649,897
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. 8.25%	177,700	9,579,985
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. 7.00%	441,100	19,160,061
IT Services - 0.1%
Electronic Data Systems Corp. 7.625% PRIDES	475,600	10,938,800
Office Electronics - 0.0%
Xerox Corp. Series C, 6.25%	25,300	3,281,461
TOTAL INFORMATION TECHNOLOGY		33,380,322
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
Cinergy Corp. 9.50% PRIDES	105,900	$ 6,745,830
TXU Corp. 8.75%	226,400	7,612,700
		14,358,530
TOTAL CONVERTIBLE PREFERRED STOCKS		140,302,016
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	1,075	114,488
Series H, 11.75%	1,480	157,620
		272,108
TOTAL PREFERRED STOCKS (Cost $148,437,862)		140,574,124
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 13,179,000	6,309,446
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (f)	11,400,000	9,276,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	22,670,000	12,865,225
		22,141,975
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	1,580,000	1,744,913
TOTAL CONSUMER DISCRETIONARY		30,196,334
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (f)	2,760,000	2,947,901
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	5,113,050
TOTAL FINANCIALS		8,060,951
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	6,230,000	7,708,379

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.0%
Agilent Technologies, Inc. 3% 12/1/21	$ 6,670,000	$ 7,314,255
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	331,700
		7,645,955
TOTAL INFORMATION TECHNOLOGY		15,354,334
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	4,220,000	12,522,850
TOTAL CONVERTIBLE BONDS		66,134,469
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Dana Corp.:
6.5% 3/1/09	45,000	46,800
9% 8/15/11	55,000	65,038
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	20,000	21,600
Navistar International Corp. 8% 2/1/08	55,000	56,375
Stoneridge, Inc. 11.5% 5/1/12	25,000	29,375
United Components, Inc. 9.375% 6/15/13	40,000	43,600
		262,788
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	155,000	139,888
10.5% 7/15/11	190,000	191,900
Capstar Hotel Co. 8.75% 8/15/07	255,000	259,463
Domino's, Inc. 8.25% 7/1/11 (f)	70,000	75,600
Extended Stay America, Inc. 9.875% 6/15/11	200,000	222,000
Friendly Ice Cream Corp. 10.5% 12/1/07	135,000	139,894
Gaylord Entertainment Co. 8% 11/15/13 (f)	40,000	42,000
Host Marriott LP:
7.125% 11/1/13 (f)	45,000	46,125
8.375% 2/15/06	45,000	47,925
MGM MIRAGE 6% 10/1/09	100,000	102,500
Mohegan Tribal Gaming Authority 8.375% 7/1/11	30,000	32,700
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	40,000	37,600
MTR Gaming Group, Inc. 9.75% 4/1/10	60,000	64,200
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	90,000	89,325
Premier Parks, Inc. 9.75% 6/15/07	340,000	357,340
Six Flags, Inc. 9.625% 6/1/14 (f)	140,000	146,300
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	$ 95,000	$ 103,550
Town Sports International, Inc. 9.625% 4/15/11	70,000	75,425
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	49,000	51,818
Wheeling Island Gaming, Inc. 10.125% 12/15/09	250,000	268,750
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	310,000	365,800
		2,860,103
Household Durables - 0.0%
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	33,075
D.R. Horton, Inc. 8.5% 4/15/12	20,000	22,700
Juno Lighting, Inc. 11.875% 7/1/09	65,000	70,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	43,000
Ryland Group, Inc. 9.125% 6/15/11	95,000	108,775
Simmons Co. 7.875% 1/15/14 (f)	30,000	30,150
Standard Pacific Corp. 7.75% 3/15/13	70,000	74,550
WCI Communities, Inc. 9.125% 5/1/12	45,000	49,500
William Lyon Homes, Inc. 10.75% 4/1/13	165,000	187,275
		619,875
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	51,525
Media - 0.0%
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	61,800
9.875% 2/1/12	60,000	65,700
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11 (f)	30,000	32,775
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	105,000	93,450
Comcast UK Cable Partners Ltd. yankee 11.2% 11/15/07	160,000	160,000
Corus Entertainment, Inc. 8.75% 3/1/12	100,000	110,000
CSC Holdings, Inc.:
7.875% 2/15/18	75,000	79,125
9.875% 2/15/13	100,000	104,000
EchoStar DBS Corp. 10.375% 10/1/07	230,000	252,138
Granite Broadcasting Corp.:
9.75% 12/1/10 (f)	50,000	49,500
10.375% 5/15/05	45,000	45,056
LBI Media, Inc. 10.125% 7/15/12	255,000	290,063

	Principal Amount	Value (Note 1)
LodgeNet Entertainment Corp. 9.5% 6/15/13	$ 30,000	$ 32,700
PEI Holdings, Inc. 11% 3/15/10	70,000	81,200
PRIMEDIA, Inc.:
7.625% 4/1/08	80,000	80,200
8.875% 5/15/11	25,000	26,000
Videotron LTEE 6.875% 1/15/14 (f)	50,000	51,500
Vivendi Universal SA 6.25% 7/15/08 (f)	70,000	73,850
XM Satellite Radio, Inc. 12% 6/15/10	95,000	107,588
		1,796,645
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	200,000	192,000
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	80,000	80,400
9% 6/15/12	80,000	84,800
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	30,000	30,675
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	60,000	63,600
Toys 'R' US, Inc. 7.875% 4/15/13	80,000	86,088
United Auto Group, Inc. 9.625% 3/15/12	95,000	106,400
		451,963
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	150,000	99,000
11.625% 1/15/08	25,000	16,125
12.25% 12/15/12	95,000	61,275
		176,400
TOTAL CONSUMER DISCRETIONARY		6,411,299
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp.:
6.875% 8/15/13	90,000	85,500
9.5% 2/15/11	110,000	124,300
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	35,000	32,375
		242,175
Food Products - 0.0%
Del Monte Corp. 9.25% 5/15/11	45,000	49,500
Doane Pet Care Co. 9.75% 5/15/07	205,000	184,500
Dole Food Co., Inc. 7.25% 6/15/10	100,000	103,500
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	40,000	43,600
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	30,000	31,050
		412,150
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	35,000	36,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Personal Products - 0.0%
Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV 10.75% 5/15/11	$ 60,000	$ 64,800
TOTAL CONSUMER STAPLES		755,875
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09	40,000	43,900
Hanover Compressor Co. 8.625% 12/15/10	30,000	31,275
		75,175
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.5% 9/15/13	110,000	118,938
General Maritime Corp. 10% 3/15/13	210,000	237,300
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	34,000	42,160
Nuevo Energy Co.:
9.375% 10/1/10	30,000	32,850
9.5% 6/1/08	23,000	24,150
Overseas Shipholding Group, Inc. 8.25% 3/15/13	75,000	80,250
Plains Exploration & Production Co. LP 8.75% 7/1/12	80,000	87,800
Tesoro Petroleum Corp. 8% 4/15/08	40,000	42,800
The Coastal Corp.:
6.375% 2/1/09	10,000	8,925
6.95% 6/1/28	65,000	50,781
7.75% 10/15/35	40,000	33,600
		759,554
TOTAL ENERGY		834,729
FINANCIALS - 0.1%
Capital Markets - 0.0%
Equinox Holdings Ltd. 9% 12/15/09 (f)	20,000	20,600
Consumer Finance - 0.0%
AmeriCredit Corp. 9.875% 4/15/06	45,000	46,688
Diversified Financial Services - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	60,000	59,475
6.875% 5/1/29	35,000	31,150
8.25% 7/15/10	120,000	128,250
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	70,000	63,350
7.377% 5/23/19	95,980	68,146
Arch Western Finance LLC 6.75% 7/1/13 (f)	125,000	127,500

	Principal Amount	Value (Note 1)
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 150,000	$ 161,625
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13 (f)	80,000	81,200
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (f)	140,000	146,300
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	40,000	40,000
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	11,889	9,749
6.9% 1/2/17	23,773	19,732
7.73% 9/15/12	23,401	19,657
8.321% 11/1/06	10,000	9,750
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	20,000	18,400
7.779% 1/2/12	442,513	378,349
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	30,000	33,750
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	15,000	15,150
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	180,000	201,150
Huntsman Advanced Materials LLC 11% 7/15/10 (f)	60,000	65,850
IOS Capital LLC 7.25% 6/30/08	75,000	80,063
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	20,000	20,900
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	220,000	233,200
Moore North America Finance, Inc. 7.875% 1/15/11 (f)	90,000	102,150
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	50,000	52,250
Nexstar Finance, Inc. 7% 1/15/14 (f)	40,000	40,200
Northern Telecom Capital Corp. 7.875% 6/15/26	75,000	75,000
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	37,818	32,524
7.67% 1/2/15	39,332	32,055
7.691% 4/1/17	25	21
Qwest Capital Funding, Inc.:
7% 8/3/09	100,000	98,000
7.25% 2/15/11	115,000	113,275
7.625% 8/3/21	70,000	64,400
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	30,000	30,750
Ship Finance International Ltd. 8.5% 12/15/13 (f)	190,000	190,000
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	40,000	42,200
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	70,000	79,975
11% 2/15/13	10,000	11,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
U.S. West Capital Funding, Inc. 6.375% 7/15/08	$ 85,000	$ 82,663
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	390,000	455,325
Western Financial Bank 9.625% 5/15/12	40,000	44,500
		3,559,784
Real Estate - 0.0%
CBRE Escrow, Inc. 9.75% 5/15/10 (f)	135,000	149,850
La Quinta Properties, Inc. 8.875% 3/15/11	90,000	99,450
Senior Housing Properties Trust 7.875% 4/15/15	60,000	63,000
		312,300
TOTAL FINANCIALS		3,939,372
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
AmeriPath, Inc. 10.5% 4/1/13	100,000	108,000
Fountain View, Inc. 9.25% 8/19/08 (e)	140,000	138,600
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	40,000	40,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	150,000	178,500
Tenet Healthcare Corp.:
6.375% 12/1/11	75,000	71,625
6.5% 6/1/12	10,000	9,500
		546,725
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	140,000	142,800
TOTAL HEALTH CARE		689,525
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
BE Aerospace, Inc.:
8% 3/1/08	155,000	143,375
8.5% 10/1/10 (f)	20,000	21,400
Orbital Sciences Corp. 9% 7/15/11	100,000	107,000
		271,775
Airlines - 0.0%
Delta Air Lines, Inc. 7.9% 12/15/09	25,000	20,500
Northwest Airlines, Inc.:
7.875% 3/15/08	25,000	20,750
9.875% 3/15/07	45,000	41,400
		82,650

	Principal Amount	Value (Note 1)
Building Products - 0.0%
FastenTech, Inc. 11.5% 5/1/11 (f)	$ 80,000	$ 85,600
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	40,000	44,000
		129,600
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc. 9.25% 9/1/12	115,000	129,950
American Color Graphics, Inc. 10% 6/15/10	165,000	167,888
Mail-Well I Corp. 8.75% 12/15/08	155,000	156,550
Worldspan LP 9.625% 6/15/11 (f)	100,000	103,500
		557,888
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	30,000	32,400
Industrial Conglomerates - 0.0%
Koppers, Inc. 9.875% 10/15/13 (f)	50,000	55,125
North American Energy Partners, Inc. 8.75% 12/1/11 (f)	30,000	31,425
Tyco International Group SA yankee:
5.8% 8/1/06	5,000	5,288
6.375% 2/15/06	120,000	127,800
7% 6/15/28	85,000	88,294
		307,932
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	71,500
9.5% 12/1/10 (f)	75,000	86,250
Dresser, Inc. 9.375% 4/15/11	125,000	135,938
Terex Corp. 9.25% 7/15/11	70,000	77,000
		370,688
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	40,000	40,200
Road & Rail - 0.0%
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	40,000	41,800
TOTAL INDUSTRIALS		1,834,933
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. 6.125% 2/15/06	130,000	131,300
Northern Telecom Ltd. yankee 6.875% 9/1/23	70,000	66,500
Stratus Technologies, Inc. 10.375% 12/1/08 (f)	100,000	106,000
		303,800
IT Services - 0.0%
Dex Media, Inc. 8% 11/15/13 (f)	10,000	10,500
Iron Mountain, Inc. 6.625% 1/1/16	190,000	185,250
		195,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Xerox Corp.:
7.125% 6/15/10	$ 60,000	$ 63,750
7.2% 4/1/16	100,000	101,000
7.625% 6/15/13	80,000	85,600
		250,350
Semiconductors & Semiconductor Equipment - 0.0%
AMI Semiconductor, Inc. 10.75% 2/1/13	26,000	30,940
Amkor Technology, Inc.:
7.75% 5/15/13	125,000	134,375
9.25% 2/15/08	20,000	22,750
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	190,000	204,250
Viasystems, Inc. 10.5% 1/15/11 (f)	60,000	64,200
		456,515
TOTAL INFORMATION TECHNOLOGY		1,206,415
MATERIALS - 0.1%
Chemicals - 0.0%
Georgia Gulf Corp. 7.125% 12/15/13 (f)	30,000	30,525
HMP Equity Holdings Corp. 0% 5/15/08 unit (f)	190,000	115,900
Huntsman International LLC 9.875% 3/1/09 (f)	105,000	114,975
Methanex Corp. yankee 7.75% 8/15/05	90,000	94,950
Millennium America, Inc.:
9.25% 6/15/08	75,000	82,125
9.25% 6/15/08 (f)	40,000	43,800
Nalco Co. 7.75% 11/15/11 (f)	50,000	53,125
OMNOVA Solutions, Inc. 11.25% 6/1/10	90,000	97,650
PolyOne Corp. 8.875% 5/1/12	15,000	13,725
Resolution Performance Products LLC:
9.5% 4/15/10	50,000	51,250
13.5% 11/15/10	30,000	25,950
Solutia, Inc.:
7.375% 10/15/27 (a)(c)	155,000	51,150
11.25% 7/15/09 (a)(c)	65,000	57,200
The Scotts Co. 6.625% 11/15/13 (f)	80,000	81,600
		913,925
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	240,000	276,000
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 11% 2/15/13	120,000	139,500
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	30,000	30,300
BWAY Corp. 10% 10/15/10	40,000	43,500

	Principal Amount	Value (Note 1)
Graphic Packaging International, Inc.:
8.5% 8/15/11 (f)	$ 25,000	$ 27,375
9.5% 8/15/13 (f)	205,000	226,525
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	90,000	90,900
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	70,000	73,150
8.75% 11/15/12	65,000	72,150
Owens-Illinois, Inc.:
7.15% 5/15/05	180,000	185,400
7.35% 5/15/08	175,000	173,250
7.5% 5/15/10	35,000	35,788
7.8% 5/15/18	235,000	229,125
		1,326,963
Metals & Mining - 0.0%
Compass Minerals International, Inc. 0% 12/15/12 (d)	140,000	110,600
Massey Energy Co. 6.625% 11/15/10 (f)	40,000	40,900
Peabody Energy Corp. 6.875% 3/15/13	90,000	95,175
Phelps Dodge Corp. 8.75% 6/1/11	140,000	169,050
Salt Holdings Corp., Inc. 0% 6/1/13 (d)(f)	220,000	151,800
Steel Dynamics, Inc. 9.5% 3/15/09	55,000	60,500
		628,025
Paper & Forest Products - 0.0%
Buckeye Technologies, Inc. 8.5% 10/1/13	80,000	84,800
Georgia-Pacific Corp.:
7.375% 12/1/25	65,000	63,131
7.5% 5/15/06	90,000	94,950
8% 1/15/24 (f)	180,000	183,600
8.125% 5/15/11	150,000	165,188
8.875% 5/15/31	35,000	38,150
9.625% 3/15/22	185,000	192,400
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	30,000	31,125
Norske Skog Canada Ltd. 8.625% 6/15/11	70,000	72,800
		926,144
TOTAL MATERIALS		4,071,057
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc.:
7.25% 7/15/13 (f)	160,000	168,000
8.375% 1/15/14 (f)	40,000	42,500
MCI Communications Corp. 6.95% 8/15/06 (a)(c)	155,000	126,325
Qwest Services Corp.:
13% 12/15/07 (f)	75,000	87,750
13.5% 12/15/10 (f)	130,000	157,300
14% 12/15/14 (f)	222,000	281,940
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	$ 195,000	$ 200,850
9.375% 6/1/08	20,000	20,900
Telenet Group Holding NV 0% 6/15/14 (d)(f)	100,000	63,500
Triton PCS, Inc. 9.375% 2/1/11	125,000	125,625
		1,274,690
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	170,000	180,200
Crown Castle International Corp. 9.5% 8/1/11	135,000	147,150
Dobson Communications Corp. 8.875% 10/1/13	100,000	102,000
Millicom International Cellular SA 10% 12/1/13 (f)	90,000	94,500
Nextel Communications, Inc.:
7.375% 8/1/15	55,000	58,850
9.375% 11/15/09	170,000	185,300
9.5% 2/1/11	40,000	45,400
Nextel Partners, Inc. 8.125% 7/1/11	85,000	90,100
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	71,400
SBA Communications Corp.:
10.25% 2/1/09	85,000	83,725
12% 3/1/08	41,000	44,280
Western Wireless Corp. 9.25% 7/15/13	110,000	116,600
		1,219,505
TOTAL TELECOMMUNICATION SERVICES		2,494,195
UTILITIES - 0.0%
Electric Utilities - 0.0%
Allegheny Energy Supply Co. LLC:
8.75% 4/15/12 (f)	185,000	174,888
10.25% 11/15/07 (f)	94,496	99,221
13% 11/15/07 (f)(g)	10,500	10,552
CMS Energy Corp. 8.5% 4/15/11	170,000	182,538
Illinois Power Co. 11.5% 12/15/10	130,000	157,300
Midland Funding Corp. II 11.75% 7/23/05	50,404	53,681
Southern California Edison Co. 7.25% 3/1/26	55,000	56,238
		734,418

	Principal Amount	Value (Note 1)
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	$ 55,000	$ 65,106
El Paso Energy Corp.:
6.75% 5/15/09	65,000	61,994
7.375% 12/15/12	10,000	9,188
7.75% 1/15/32	60,000	51,150
7.8% 8/1/31	50,000	42,000
8.05% 10/15/30	235,000	204,156
Sonat, Inc.:
6.625% 2/1/08	130,000	119,275
6.75% 10/1/07	70,000	65,800
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	20,000	23,625
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	15,000	15,375
		657,669
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
8.375% 8/15/07	75,000	75,938
8.5% 11/1/07	55,000	55,825
8.75% 6/15/08	40,000	42,800
8.875% 2/15/11	81,000	88,391
9.375% 9/15/10	19,000	21,090
9.5% 6/1/09	41,000	45,510
10% 12/12/05 (f)	44,872	46,330
El Paso Corp. 7.875% 6/15/12	45,000	42,525
NRG Energy, Inc. 8% 12/15/13 (f)	100,000	105,000
Western Resources, Inc. 9.75% 5/1/07	55,000	62,425
Williams Companies, Inc.:
6.75% 1/15/06	140,000	144,200
7.125% 9/1/11	115,000	121,613
7.75% 6/15/31	40,000	40,800
7.875% 9/1/21	140,000	147,875
8.125% 3/15/12	85,000	93,500
8.625% 6/1/10	150,000	168,000
8.75% 3/15/32	40,000	44,400
		1,346,222
TOTAL UTILITIES		2,738,309
TOTAL NONCONVERTIBLE BONDS		24,975,709
TOTAL CORPORATE BONDS (Cost $78,818,014)		91,110,178
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Wyndham International, Inc. term loan 5.9375% 6/30/06 (g)	63,355	59,712
TOTAL FLOATING RATE LOANS (Cost $56,820)		59,712
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	138,772,546	$ 138,772,546
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	43,622,294	43,622,294
TOTAL MONEY MARKET FUNDS (Cost $182,394,840)		182,394,840
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $8,334,870,115)		10,434,022,081
NET OTHER ASSETS - (0.4)%		(41,005,461)
NET ASSETS - 100%	$ 10,393,016,620
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,513,413 or 0.4% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,268,699,310 and $2,308,608,752, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $126,159 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,806,636. The weighted average interest rate was 1.39%. Interest expense includes $20,071 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,050,125. The weighted average interest rate was 1.68%. Interest expense includes $1,137 paid under the bank borrowing program. At period end, there were no bank borrowings outstanding.

The fund invested in loans and loan participation, trade claims or other receivables. At period end the value of these investments amounted to $59,712 or 0.0% of net assets.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
France	2.5
United Kingdom	1.9
Netherlands Antilles	1.4
Japan	1.1
Others (individually less than 1%)	4.0
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $41,903,834) (cost $8,334,870,115) - See accompanying schedule		$ 10,434,022,081
Foreign currency held at value (cost $9)		9
Receivable for investments sold		853,317
Receivable for fund shares sold		4,528,491
Dividends receivable		17,724,765
Interest receivable		1,050,474
Prepaid expenses		53,487
Other receivables		248,125
Total assets		10,458,480,749

Liabilities
Payable for investments purchased	$ 3,719,815
Payable for fund shares redeemed	11,364,728
Accrued management fee	3,972,137
Distribution fees payable	264,191
Other affiliated payables	649,922
Other payables and accrued expenses	1,871,042
Collateral on securities loaned, at value	43,622,294
Total liabilities		65,464,129

Net Assets		$ 10,393,016,620
Net Assets consist of:
Paid in capital		$ 8,115,339,483
Undistributed net investment income		153,745,641
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,253,474
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,097,678,022
Net Assets		$ 10,393,016,620

Initial Class: Net Asset Value, offering price and redemption price per share ($8,402,963,411 ÷ 362,455,620 shares)		$ 23.18

Service Class: Net Asset Value, offering price and redemption price per share ($1,071,482,945 ÷ 46,370,674 shares)		$ 23.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($916,679,378 ÷ 39,928,936 shares)		$ 22.96

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,890,886 ÷ 82,522 shares)		$ 22.91

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 198,972,240
Interest		7,493,569
Security lending		308,298
Total income		206,774,107

Expenses
Management fee	$ 41,613,933
Transfer agent fees	5,898,754
Distribution fees	2,345,347
Accounting and security lending fees	822,223
Non-interested trustees' compensation	42,342
Depreciation in deferred trustee compensation account	(3,034)
Custodian fees and expenses	195,704
Audit	92,627
Legal	39,456
Interest	21,208
Miscellaneous	454,424
Total expenses before reductions	51,522,984
Expense reductions	(805,170)	50,717,814
Net investment income (loss)		156,056,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	162,148,212
Foreign currency transactions	(11,368)
Total net realized gain (loss)		162,136,844
Change in net unrealized appreciation (depreciation) on: Investment securities (Net of deferred foreign taxes of $1,499,172)	2,060,662,276
Assets and liabilities in foreign currencies	(1,848)
Total change in net unrealized appreciation (depreciation)		2,060,660,428
Net gain (loss)		2,222,797,272
Net increase (decrease) in net assets resulting from operations		$ 2,378,853,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,056,293	$ 156,904,928
Net realized gain (loss)	162,136,844	(136,493,863)
Change in net unrealized appreciation (depreciation)	2,060,660,428	(1,811,259,080)
Net increase (decrease) in net assets resulting from operations	2,378,853,565	(1,790,848,015)
Distributions to shareholders from net investment income	(152,426,442)	(162,342,476)
Distributions to shareholders from net realized gain	-	(222,300,466)
Total distributions	(152,426,442)	(384,642,942)
Share transactions - net increase (decrease)	95,024,961	(71,251,438)
Redemption fees	6,803	259
Total increase (decrease) in net assets	2,321,458,887	(2,246,742,136)
Net Assets
Beginning of period	8,071,557,733	10,318,299,869
End of period (including undistributed net investment income of $153,745,641 and undistributed net investment income of $154,882,636, respectively)	$ 10,393,016,620	$ 8,071,557,733
Other Information: Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
Shares Sold	32,080,268	11,240,469	21,169,436	138,968
Reinvested	7,869,268	847,723	452,997	1,082
Redeemed	(57,207,152)	(8,346,250)	(4,117,145)	(83,694)
Net increase (decrease)	(17,257,616)	3,741,942	17,505,288	56,356

Dollars Sold	$ 628,858,276	$ 219,068,172	$ 416,030,936	$ 2,784,343
Reinvested	130,865,933	14,063,717	7,478,977	17,815
Redeemed	(1,083,344,265)	(159,436,339)	(79,803,985)	(1,558,619)
Net increase (decrease)	$ (323,620,056)	$ 73,695,550	$ 343,705,928	$ 1,243,539

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 130,865,933	$ 14,063,717	$ 7,478,977	$ 17,815
From net realized gain	-	-	-	-
Total	$ 130,865,933	$ 14,063,717	$ 7,478,977	$ 17,815
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

A For the period April 24, 2002 (commencement of sales of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Income from Investment Operations
Net investment income (loss) C	.36	.34	.34	.40	.41
Net realized and unrealized gain (loss)	5.01	(4.08)	(1.51)	1.46	1.10
Total from investment operations	5.37	(3.74)	(1.17)	1.86	1.51
Distributions from net investment income	(.35)	(.36)	(.42)	(.44)	(.38)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)	(.84)
Total distributions	(.35)	(.85)	(1.60)	(2.05)	(1.22)
Redemption fees added to paid in capital	- C, E	- C, E	-	-	-
Net asset value, end of period	$ 23.18	$ 18.16	$ 22.75	$ 25.52	$ 25.71
Total Return A, B	30.33%	(16.95)%	(4.96)%	8.42%	6.33%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.56%	.57%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.56%	.57%
Expenses net of all reductions	.56%	.56%	.57%	.55%	.56%
Net investment income (loss)	1.83%	1.70%	1.47%	1.68%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,402,963	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291
Portfolio turnover rate	26%	25%	24%	22%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Income from Investment Operations
Net investment income (loss) C	.34	.32	.31	.37	.38
Net realized and unrealized gain (loss)	5.00	(4.06)	(1.51)	1.46	1.11
Total from investment operations	5.34	(3.74)	(1.20)	1.83	1.49
Distributions from net investment income	(.33)	(.34)	(.40)	(.43)	(.38)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)	(.84)
Total distributions	(.33)	(.83)	(1.58)	(2.04)	(1.22)
Redemption fees added to paid in capital	- C, E	- C, E	-	-	-
Net asset value, end of period	$ 23.11	$ 18.10	$ 22.67	$ 25.45	$ 25.66
Total ReturnA, B	30.22%	(17.00)%	(5.09)%	8.30%	6.25%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.66%	.67%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.66%	.67%
Expenses net of all reductions	.66%	.66%	.67%	.65%	.66%
Net investment income (loss)	1.73%	1.60%	1.37%	1.58%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,071,483	$ 771,516	$ 836,017	$ 634,897	$ 437,332
Portfolio turnover rate	26%	25%	24%	22%	27%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.00	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.31	.28	.27	.32
Net realized and unrealized gain (loss)	4.97	(4.04)	(1.50)	1.95
Total from investment operations	5.28	(3.76)	(1.23)	2.27
Distributions from net investment income	(.32)	(.34)	(.41)	(.43)
Distributions from net realized gain	-	(.49)	(1.18)	(1.61)
Total distributions	(.32)	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital	- E, H	- E, H	-	-
Net asset value, end of period	$ 22.96	$ 18.00	$ 22.59	$ 25.41
Total Return B, C, D	30.03%	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.82%	.83%	.84%	.83% A
Expenses net of all reductions	.81%	.82%	.83%	.82% A
Net investment income (loss)	1.58%	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,679	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	26%	25%	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.99	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.31	.18
Net realized and unrealized gain (loss)	4.96	(4.01)
Total from investment operations	5.27	(3.83)
Distributions from net investment income	(.35)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 22.91	$ 17.99
Total Return B, C, D	30.05%	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	.85% A
Expenses net of voluntary waivers, if any	.82%	.85% A
Expenses net of all reductions	.81%	.84% A
Net investment income (loss)	1.57%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,891	$ 471
Portfolio turnover rate	26%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2R

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2RA	32.54%	-1.56%	9.46%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2R on December 31, 1993. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Variable Insurance Products: Growth Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500SM Index gained 28.69%, the Dow Jones Industrial AverageSM rose 28.14% and the NASDAQ Composite® Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000® Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12 months that ended December 31, 2003, the fund outperformed both the Russell 3000® Growth Index and the LipperSM Variable Annuity Growth Funds Average, which gained 30.97% and 30.23%, respectively. The fund was aided by overweighting market-leading technology stocks that performed strongly, including semiconductor manufacturing and equipment stocks. Some of these stocks included chip manufacturers Agere Systems and Broadcom, both of which benefited from increasing broadband penetration and growth in the notebook computer segment. Semiconductor equipment stocks ASML Holding, Lam Research and Sanmina benefited from increased demand for equipment used in the intermediate stages of chip manufacturing. Strong gains also were generated from overweighting Yahoo!. On the other hand, the fund's investments in pharmaceutical stocks, including Merck and Schering-Plough, detracted from performance as the industry generally suffered from declining drug utilization rates and weak new product pipelines. Also, underweighting Cisco and Intel in favor of smaller-cap technology stocks held back returns. Defense contractor Lockheed Martin was hurt by redeployment of defense revenues from new weapon-development programs into supporting the war effort.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2003
% of fund's net assets
Pfizer, Inc.	4.3
Microsoft Corp.	3.9
Johnson & Johnson	2.6
Intel Corp.	2.6
Cisco Systems, Inc.	2.4
15.8
Top Five Market Sectors as of December 31, 2003
% of fund's net assets
Information Technology	40.6
Health Care	17.5
Consumer Discretionary	11.4
Financials	11.1
Industrials	9.4
Asset Allocation as of December 31, 2003
% of fund's net assets *
Stocks	99.8%
Short-Term Investments and Net Other Assets	0.2%

* Foreign investments	12.1%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Hotels, Restaurants & Leisure - 0.1%
Brinker International, Inc. (a)	170,950	$ 5,668,702
Household Durables - 0.3%
Leggett & Platt, Inc.	1,267,750	27,421,433
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,062,500	55,930,000
eBay, Inc. (a)	392,400	25,345,116
InterActiveCorp (a)	1,383,500	46,942,155
		128,217,271
Media - 4.9%
Comcast Corp.:
Class A (a)	643,124	21,139,486
Class A (special) (a)	832,500	26,040,600
E.W. Scripps Co. Class A	436,600	41,101,524
Fox Entertainment Group, Inc. Class A (a)	1,772,500	51,668,375
Hughes Electronics Corp. (a)	2,940,281	48,661,651
Interpublic Group of Companies, Inc.	1,380,600	21,537,360
Lamar Advertising Co. Class A (a)	1,238,600	46,224,552
News Corp. Ltd.:
ADR	860,900	31,078,490
sponsored ADR	328,861	9,948,045
Pixar (a)	313,497	21,722,207
SBS Broadcasting SA (a)	195,400	6,370,040
Time Warner, Inc. (a)	2,849,000	51,253,510
Univision Communications, Inc. Class A (a)	1,058,500	42,011,865
Viacom, Inc. Class B (non-vtg.)	1,206,130	53,528,049
Walt Disney Co.	2,223,300	51,869,589
		524,155,343
Multiline Retail - 0.4%
Saks, Inc. (a)	2,452,800	36,890,112
Specialty Retail - 4.5%
AutoZone, Inc. (a)	179,200	15,269,632
Best Buy Co., Inc.	1,775,600	92,757,344
Foot Locker, Inc.	1,653,780	38,781,141
Gap, Inc.	2,694,400	62,537,024
Home Depot, Inc.	3,549,500	125,971,755
Lowe's Companies, Inc.	1,629,030	90,231,972
Staples, Inc. (a)	1,164,400	31,788,120
Weight Watchers International, Inc. (a)	594,500	22,810,965
		480,147,953
TOTAL CONSUMER DISCRETIONARY		1,202,500,814
CONSUMER STAPLES - 3.0%
Beverages - 0.7%
PepsiCo, Inc.	613,000	28,578,060
The Coca-Cola Co.	970,600	49,257,950
		77,836,010

	Shares	Value (Note 1)
Food & Staples Retailing - 1.2%
Sysco Corp.	890,200	$ 33,142,146
Wal-Mart Stores, Inc.	1,824,900	96,810,945
		129,953,091
Food Products - 0.1%
Smithfield Foods, Inc. (a)	382,900	7,926,030
Household Products - 0.8%
Colgate-Palmolive Co.	556,500	27,852,825
Procter & Gamble Co.	622,860	62,211,257
		90,064,082
Personal Products - 0.2%
Gillette Co.	436,200	16,021,626
TOTAL CONSUMER STAPLES		321,800,839
ENERGY - 3.6%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	247,570	7,961,851
BJ Services Co. (a)	615,960	22,112,964
Cooper Cameron Corp. (a)	361,500	16,845,900
ENSCO International, Inc.	784,700	21,320,299
Global Industries Ltd. (a)	773,065	3,981,285
Grant Prideco, Inc. (a)	504,400	6,567,288
Nabors Industries Ltd. (a)	333,310	13,832,365
National-Oilwell, Inc. (a)	1,114,600	24,922,456
Noble Corp. (a)	649,100	23,224,798
Schlumberger Ltd. (NY Shares)	799,500	43,748,640
Smith International, Inc. (a)	452,400	18,783,648
Tidewater, Inc.	382,200	11,420,136
Transocean, Inc. (a)	404,400	9,709,644
Varco International, Inc. (a)	1,266,100	26,119,643
Weatherford International Ltd. (a)	756,940	27,249,840
		277,800,757
Oil & Gas - 1.0%
Apache Corp.	445,410	36,122,751
Burlington Resources, Inc.	272,800	15,107,664
YUKOS Corp. sponsored ADR	1,316,881	55,309,002
		106,539,417
TOTAL ENERGY		384,340,174
FINANCIALS - 11.1%
Capital Markets - 2.8%
Bank of New York Co., Inc.	957,300	31,705,776
Charles Schwab Corp.	4,444,750	52,625,840
Goldman Sachs Group, Inc.	508,000	50,154,840
Lehman Brothers Holdings, Inc.	350,400	27,057,888
Merrill Lynch & Co., Inc.	964,600	56,573,790
Morgan Stanley	853,300	49,380,471
Nomura Holdings, Inc.	1,845,000	31,579,538
		299,078,143
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 1.6%
Bank One Corp.	1,474,090	$ 67,203,763
Fifth Third Bancorp	1,026,300	60,654,330
UCBH Holdings, Inc.	1,001,600	39,032,352
		166,890,445
Consumer Finance - 2.1%
American Express Co.	1,905,100	91,882,973
MBNA Corp.	3,647,130	90,631,181
SLM Corp.	1,086,300	40,931,784
		223,445,938
Diversified Financial Services - 0.6%
Citigroup, Inc.	1,418,610	68,859,329
Insurance - 2.8%
ACE Ltd.	915,300	37,911,726
AFLAC, Inc.	1,558,320	56,380,018
American International Group, Inc.	2,540,066	168,355,574
Travelers Property Casualty Corp.:
Class A	145,447	2,440,601
Class B	1,867,830	31,697,075
		296,784,994
Thrifts & Mortgage Finance - 1.2%
Fannie Mae	746,800	56,054,808
Freddie Mac	1,142,300	66,618,936
		122,673,744
TOTAL FINANCIALS		1,177,732,593
HEALTH CARE - 17.5%
Biotechnology - 2.6%
Alkermes, Inc. (a)	1,257,200	16,972,200
Amgen, Inc. (a)	837,100	51,732,780
Cephalon, Inc. (a)	567,700	27,482,357
CSL Ltd.	930,028	12,483,122
Genentech, Inc. (a)	859,600	80,432,772
Genzyme Corp. - General Division (a)	501,500	24,744,010
MedImmune, Inc. (a)	714,700	18,153,380
Millennium Pharmaceuticals, Inc. (a)	1,321,539	24,673,133
Tanox, Inc. (a)	1,042,600	15,482,610
		272,156,364
Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	1,228,700	74,385,498
Baxter International, Inc.	665,400	20,308,008
Boston Scientific Corp. (a)	905,400	33,282,504
Medtronic, Inc.	1,102,300	53,582,803
St. Jude Medical, Inc. (a)	677,200	41,546,220
		223,105,033
Health Care Providers & Services - 0.1%
WebMD Corp. (a)	1,302,160	11,706,418

	Shares	Value (Note 1)
Pharmaceuticals - 12.7%
Abbott Laboratories	3,022,800	$ 140,862,480
Barr Laboratories, Inc. (a)	714,050	54,946,148
Eli Lilly & Co.	1,081,570	76,066,818
Johnson & Johnson	5,356,020	276,691,993
Merck & Co., Inc.	1,795,360	82,945,632
Pfizer, Inc.	12,818,925	452,892,616
Schering-Plough Corp.	3,956,500	68,803,535
Teva Pharmaceutical Industries Ltd. sponsored ADR	708,577	40,183,402
Wyeth	3,539,500	150,251,775
		1,343,644,399
TOTAL HEALTH CARE		1,850,612,214
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.2%
Boeing Co.	1,343,000	56,594,020
Bombardier, Inc. Class B (sub. vtg.)	8,480,700	35,761,200
EADS NV	1,748,600	41,461,780
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,158,610	40,586,108
Goodrich Corp.	1,543,600	45,829,484
Lockheed Martin Corp.	786,220	40,411,708
Northrop Grumman Corp.	465,200	44,473,120
Precision Castparts Corp.	816,200	37,063,642
		342,181,062
Airlines - 0.7%
Northwest Airlines Corp. (a)	2,832,967	35,752,044
Ryanair Holdings PLC sponsored ADR (a)	812,400	41,139,936
		76,891,980
Commercial Services & Supplies - 1.3%
Corinthian Colleges, Inc. (a)	619,200	34,402,752
Herman Miller, Inc.	416,200	10,101,174
Monster Worldwide, Inc. (a)	1,627,701	35,744,314
Robert Half International, Inc. (a)	2,398,400	55,978,656
		136,226,896
Industrial Conglomerates - 3.2%
3M Co.	1,262,300	107,333,369
General Electric Co.	3,650,540	113,093,729
Tyco International Ltd.	4,240,100	112,362,650
		332,789,748
Machinery - 1.0%
Caterpillar, Inc.	694,700	57,673,994
Cummins, Inc.	207,200	10,140,368
Joy Global, Inc.	1,560,000	40,794,000
		108,608,362
TOTAL INDUSTRIALS		996,698,048
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 40.6%
Communications Equipment - 9.1%
3Com Corp. (a)	3,309,800	$ 27,041,066
Advanced Fibre Communications, Inc. (a)	426,500	8,593,975
Alcatel SA sponsored ADR (a)	4,035,100	51,851,035
Avaya, Inc. (a)	3,469,900	44,900,506
CIENA Corp. (a)	6,035,400	40,075,056
Cisco Systems, Inc. (a)	10,296,220	250,095,184
Corning, Inc. (a)	936,100	9,763,523
Foundry Networks, Inc. (a)	1,965,200	53,767,872
Harris Corp.	1,469,600	55,771,320
Juniper Networks, Inc. (a)	2,984,900	55,757,932
Motorola, Inc.	5,685,050	79,988,654
Nortel Networks Corp. (a)	17,104,300	72,351,242
QLogic Corp. (a)	524,437	27,060,949
QUALCOMM, Inc.	1,390,300	74,978,879
Scientific-Atlanta, Inc.	1,764,200	48,162,660
Telefonaktiebolaget LM Ericsson ADR (a)	3,489,200	61,758,840
		961,918,693
Computers & Peripherals - 4.2%
Compal Electronics, Inc.	17,481,000	23,935,999
Dell, Inc. (a)	5,238,900	177,913,044
EMC Corp. (a)	4,901,200	63,323,504
International Business Machines Corp.	109,070	10,108,608
Lexmark International, Inc. Class A (a)	783,400	61,606,576
Network Appliance, Inc. (a)	1,440,300	29,569,359
Quanta Computer, Inc.	9,797,000	24,088,619
Sun Microsystems, Inc. (a)	11,256,000	50,539,440
		441,085,149
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	1,788,060	52,282,874
Amphenol Corp. Class A (a)	688,691	44,028,016
Celestica, Inc. (sub. vtg.) (a)	554,430	8,360,045
Flextronics International Ltd. (a)	2,124,300	31,524,612
Hon Hai Precision Industries Co. Ltd.	5,599,000	22,010,204
National Instruments Corp.	703,751	31,999,558
Sanmina-SCI Corp. (a)	4,656,200	58,714,682
Solectron Corp. (a)	4,583,300	27,087,303
Waters Corp. (a)	396,700	13,154,572
		289,161,866
Internet Software & Services - 1.2%
EarthLink, Inc. (a)	4,248,951	42,489,510
Openwave Systems, Inc. (a)	906,700	9,973,700
United Online, Inc. (a)	1,498,351	25,157,313
Yahoo!, Inc. (a)	1,193,716	53,920,152
		131,540,675
IT Services - 1.6%
BearingPoint, Inc. (a)	2,611,200	26,347,008

	Shares	Value (Note 1)
First Data Corp.	2,210,300	$ 90,821,227
Paychex, Inc.	1,557,200	57,927,840
		175,096,075
Semiconductors & Semiconductor Equipment - 14.1%
Advanced Micro Devices, Inc. (a)	2,771,400	41,293,860
Agere Systems, Inc.:
Class A (a)	8,448,145	25,766,842
Class B (a)	9,596,409	27,829,586
Altera Corp. (a)	2,018,800	45,826,760
Analog Devices, Inc.	1,550,700	70,789,455
Applied Materials, Inc. (a)	3,242,500	72,794,125
ASML Holding NV (NY Shares) (a)	5,579,576	111,870,499
ATI Technologies, Inc. (a)	1,074,700	16,147,011
Atmel Corp. (a)	5,413,600	32,535,736
Broadcom Corp. Class A (a)	1,314,800	44,821,532
Cabot Microelectronics Corp. (a)	549,000	26,901,000
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,693,500	27,123,545
FormFactor, Inc.	71,500	1,415,700
Integrated Circuit Systems, Inc. (a)	1,174,700	33,467,203
Integrated Device Technology, Inc. (a)	1,758,500	30,193,445
Intel Corp.	8,418,100	271,062,820
Intersil Corp. Class A	1,228,136	30,519,180
KLA-Tencor Corp. (a)	230,920	13,548,076
Lam Research Corp. (a)	1,829,500	59,092,850
LSI Logic Corp. (a)	2,769,000	24,561,030
MediaTek, Inc.	2,249,000	21,125,766
National Semiconductor Corp. (a)	891,000	35,114,310
NPTest Holding Corp. (a)	907,000	10,013,280
NVIDIA Corp. (a)	2,021,252	46,994,109
PMC-Sierra, Inc. (a)	1,657,300	33,394,595
Samsung Electronics Co. Ltd.	90,250	34,132,268
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	4,295,290	43,983,770
Teradyne, Inc. (a)	2,043,200	51,999,440
Texas Instruments, Inc.	3,053,250	89,704,485
Tokyo Electron Ltd.	599,400	45,760,176
United Microelectronics Corp. sponsored ADR (a)	6,673,962	33,036,112
Xilinx, Inc. (a)	1,161,000	44,977,140
		1,497,795,706
Software - 7.7%
Adobe Systems, Inc.	679,700	26,712,210
Cadence Design Systems, Inc. (a)	2,940,100	52,862,998
Compuware Corp. (a)	3,338,056	20,161,858
Electronic Arts, Inc. (a)	656,256	31,355,912
Microsoft Corp.	15,035,377	414,074,283
Nintendo Co. Ltd.	139,900	13,120,919
Oracle Corp. (a)	3,440,100	45,409,320
SAP AG sponsored ADR	1,292,800	53,728,768
Symantec Corp. (a)	946,164	32,784,583
Synopsys, Inc. (a)	1,324,956	44,730,515
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	1,168,500	$ 33,664,485
VERITAS Software Corp. (a)	1,169,232	43,448,661
		812,054,512
TOTAL INFORMATION TECHNOLOGY		4,308,652,676
MATERIALS - 2.3%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	529,000	27,947,070
Dow Chemical Co.	846,900	35,205,633
Lyondell Chemical Co.	3,010,600	51,029,670
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	183,100	8,470,206
		122,652,579
Construction Materials - 0.3%
Florida Rock Industries, Inc.	582,600	31,955,610
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	1,034,200	12,296,638
Metals & Mining - 0.7%
Arch Coal, Inc.	949,500	29,595,915
CONSOL Energy, Inc.	384,500	9,958,550
Massey Energy Co.	1,174,400	24,427,520
Peabody Energy Corp.	264,200	11,019,782
		75,001,767
TOTAL MATERIALS		241,906,594
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Nextel Communications, Inc. Class A (a)	1,854,700	52,042,882
Vodafone Group PLC sponsored ADR	1,826,400	45,733,056
		97,775,938
TOTAL COMMON STOCKS (Cost $8,004,526,689)		10,582,019,890
Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (d)	88,646	1
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (d)	826,000	2,891,000
TOTAL PREFERRED STOCKS (Cost $6,071,257)		2,891,001
Convertible Bonds - 0.0%
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (c)	$ 1,523,000	$ 2,002,593
TOTAL CONVERTIBLE BONDS (Cost $1,523,000)		2,002,593
Money Market Funds - 0.9%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	31,816,045	31,816,045
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	57,647,825	57,647,825
TOTAL MONEY MARKET FUNDS (Cost $89,463,870)		89,463,870
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $8,101,584,816)		10,676,377,354
NET OTHER ASSETS - (0.7)%		(69,402,958)
NET ASSETS - 100%		$ 10,606,974,396
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,002,593 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,891,001 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,507,712,903 and $5,624,805,552, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $694,334 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,216,800. The weighted average interest rate was 1.3%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.9%
Taiwan	1.5%
Netherlands	1.5%
Canada	1.3%
Others (individually less than 1%)	7.8%
100.0%
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $4,332,499,000 of which $2,090,079,000, $2,197,712,000 and $44,708,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including securities loaned of $55,505,480) (cost $8,101,584,816) - See accompanying schedule		$ 10,676,377,354
Foreign currency held at value (cost $ 1,885,809)		1,881,591
Receivable for fund shares sold		9,301,790
Dividends receivable		8,664,034
Interest receivable		34,483
Prepaid expenses		56,624
Other receivables		696,495
Total assets		10,697,012,371

Liabilities
Payable to custodian bank	$ 2,539
Payable for investments purchased	8,151,484
Payable for fund shares redeemed	17,999,479
Accrued management fee	4,983,466
Distribution fees payable	235,541
Other affiliated payables	664,478
Other payables and accrued expenses	353,163
Collateral on securities loaned, at value	57,647,825
Total liabilities		90,037,975

Net Assets		$ 10,606,974,396
Net Assets consist of:
Paid in capital		$ 12,395,142,435
Undistributed net investment income		22,711,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,385,670,087)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,574,790,251
Net Assets		$ 10,606,974,396
Initial Class: Net Asset Value, offering price and redemption price per share ($8,594,508,852 ÷ 276,851,819 shares)		$ 31.04
Service Class: Net Asset Value, offering price and redemption price per share ($1,401,298,284 ÷ 45,324,069 shares)		$ 30.92
Service Class 2: Net Asset Value, offering price and redemption price per share ($609,798,254 ÷ 19,850,499 shares)		$ 30.72
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,369,006 ÷ 44,671 shares)		$ 30.65

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 82,154,309
Interest		1,134,007
Security lending		292,048
Total income		83,580,364

Expenses
Management fee	$ 52,844,117
Transfer agent fees	6,196,760
Distribution fees	2,145,234
Accounting and security lending fees	842,207
Non-interested trustees' compensation	43,801
Depreciation in deferred trustee compensation account	(13,975)
Custodian fees and expenses	175,361
Audit	87,041
Legal	49,788
Interest	15,311
Miscellaneous	420,680
Total expenses before reductions	62,806,325
Expense reductions	(2,257,136)	60,549,189
Net investment income (loss)		23,031,175
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	49,293,987
Foreign currency transactions	(163,759)
Total net realized gain (loss)		49,130,228
Change in net unrealized appreciation (depreciation) on: Investment securities	2,530,104,157
Assets and liabilities in foreign currencies	(2,287)
Total change in net unrealized appreciation (depreciation)		2,530,101,870
Net gain (loss)		2,579,232,098
Net increase (decrease) in net assets resulting from operations		$ 2,602,263,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,031,175	$ 24,471,733
Net realized gain (loss)	49,130,228	(2,263,336,460)
Change in net unrealized appreciation (depreciation)	2,530,101,870	(1,669,661,651)
Net increase (decrease) in net assets resulting from operations	2,602,263,273	(3,908,526,378)
Distributions to shareholders from net investment income	(23,104,405)	(25,839,894)
Share transactions - net increase (decrease)	(285,825,613)	(1,057,887,768)
Redemption fees	2,361	134
Total increase (decrease) in net assets	2,293,335,616	(4,992,253,906)

Net Assets
Beginning of period	8,313,638,780	13,305,892,686
End of period (including undistributed net investment income of $22,711,797 and undistributed net investment income of $22,669,639, respectively)	$ 10,606,974,396	$ 8,313,638,780
Other Information:
Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
Shares Sold	23,586,131	8,385,408	13,542,393	50,235
Reinvested	941,499	102,591	14,708	31
Redeemed	(47,048,733)	(8,519,590)	(3,984,642)	(14,664)
Net increase (decrease)	(22,521,103)	(31,591)	9,572,459	35,602
Dollars Sold	$ 625,883,728	$ 221,233,256	$ 361,842,888	$ 1,388,031
Reinvested	20,552,932	2,232,378	318,424	671
Redeemed	(1,198,774,049)	(217,996,235)	(102,097,753)	(409,884)
Net increase (decrease)	$ (552,337,389)	$ 5,469,399	$ 260,063,559	$ 978,818

Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
Shares Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2	Service Class 2R
From net investment income	$ 20,552,932	$ 2,232,378	$ 318,424	$ 671
From net realized gain	-	-	-	-
Total	$ 20,552,932	$ 2,232,378	$ 318,424	$ 671
	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2RA
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Income from Investment Operations
Net investment income (loss) C	.07	.07	.07	.03	.07
Net realized and unrealized gain (loss)	7.60	(10.17)	(7.27)	(5.27)	15.10
Total from investment operations	7.67	(10.10)	(7.20)	(5.24)	15.17
Distributions from net investment income	(.07)	(.07)	(.03)	(.06)	(.08)
Distributions from net realized gain	-	-	(2.82)	(5.97)	(5.03)
Total distributions	(.07)	(.07)	(2.85)	(6.03)	(5.11)
Redemption fees added to paid in capital C , E	-	-	-	-	-
Net asset value, end of period	$ 31.04	$ 23.44	$ 33.61	$ 43.66	$ 54.93
Total Return A, B	32.85%	(30.10)%	(17.67)%	(10.96)%	37.44%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.65%	.66%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.65%	.66%
Expenses net of all reductions	.64%	.61%	.65%	.64%	.65%
Net investment income (loss)	.28%	.25%	.19%	.07%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,594,509	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411
Portfolio turnover rate	61%	90%	105%	103%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Income from Investment Operations
Net investment income (loss) C	.05	.04	.03	(.02)	.02
Net realized and unrealized gain (loss)	7.58	(10.14)	(7.24)	(5.25)	15.07
Total from investment operations	7.63	(10.10)	(7.21)	(5.27)	15.09
Distributions from net investment income	(.05)	(.04)	-	(.05)	(.08)
Distributions from net realized gain	-	-	(2.82)	(5.97)	(5.03)
Total distributions	(.05)	(.04)	(2.82)	(6.02)	(5.11)
Redemption fees added to paid in capital C , E	-	-	-	-	-
Net asset value, end of period	$ 30.92	$ 23.34	$ 33.48	$ 43.51	$ 54.80
Total Return A, B	32.78%	(30.20)%	(17.74)%	(11.05)%	37.29%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.77%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.74%	.71%	.75%	.74%	.75%
Net investment income (loss)	.18%	.15%	.09%	(.04)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,401,298	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330
Portfolio turnover rate	61%	90%	105%	103%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.21	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	.01	- H	(.02)	(.09)
Net realized and unrealized gain (loss)	7.53	(10.09)	(7.22)	(3.86)
Total from investment operations	7.54	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.03)	(.04)	(.03)	(.05)
Distributions from net realized gain	-	-	(2.82)	(5.97)
Total distributions	(.03)	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capital E, H	-	-	-	-
Net asset value, end of period	$ 30.72	$ 23.21	$ 33.34	$ 43.43
Total Return B, C, D	32.54%	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.92%	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.92%	.93%	.93%	.91% A
Expenses net of all reductions	.89%	.87%	.90%	.90% A
Net investment income (loss)	.02%	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 609,798	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	61%	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Service Class 2R

Years ended December 31,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.20	$ 31.05
Income from Investment Operations
Net investment income (loss) E	.01	(.01)
Net realized and unrealized gain (loss)	7.51	(7.84)
Total from investment operations	7.52	(7.85)
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 30.65	$ 23.20
Total Return B, C, D	32.54%	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.92%	.96% A
Expenses net of voluntary waivers, if any	.92%	.96% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	.02%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,369	$ 210
Portfolio turnover rate	61%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Equity-Income Portfolio and Growth Portfolio (the funds) are funds of Variable Insurance Products Fund. Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Equity-Income Portfolio and Contrafund Portfolio estimate the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of their taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Contrafund	$ 7,965,311,926	$ 2,739,090,446	$ (75,580,521)	$ 2,663,509,925
Equity-Income	8,353,262,738	2,615,136,722	(534,377,379)	2,080,759,343
Growth	8,154,594,219	2,719,637,869	(197,854,734)	2,521,783,135
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Contrafund	$ 31,695,559	$ -	$ (1,251,201,906)
Equity-Income	158,375,146	38,542,613	-
Growth	22,548,037	-	(4,332,499,116)

The tax character of distributions paid was as follows:

December 31, 2003
	Ordinary Income	Long-term Capital Gains	Total
Contrafund	$ 35,507,037	$ -	$ 35,507,037
Equity-Income	152,426,442	-	152,426,442
Growth	23,104,405	-	23,104,405
December 31, 2002
	Ordinary Income	Long-term Capital Gains	Total
Contrafund	$ 65,347,191	$ -	$ 65,347,191
Equity-Income	175,952,709	208,690,233	384,642,942
Growth	25,839,894	-	25,839,894

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

2. Operating Policies - continued

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Contrafund	.30%	.28%	.58%
Equity-Income	.20%	.28%	.48%
Growth	.30%	.28%	.58%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class 2R
Contrafund	$ 1,362,647	$ 1,576,615	$ 2,388
Equity-Income	$ 867,386	$ 1,475,835	$ 2,126
Growth	$ 1,188,106	$ 955,504	$ 1,624

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets.

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Contrafund
Initial Class	$ 4,410,751
Service Class	940,378
Service Class 2	456,139
Service Class 2R	730
$ 5,807,998
Equity-Income
Initial Class	$ 4,881,426
Service Class	590,656
Service Class 2	426,039
Service Class 2R	633
$ 5,898,754
Growth
Initial Class	$ 5,103,523
Service Class	815,048
Service Class 2	277,701
Service Class 2R	488
$ 6,196,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Contrafund	$ 6,079,838
Equity-Income	$ 605,887
Growth	$ 1,091,447

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangement	Custody expense reduction

Contrafund	$ 1,997,790	$ 31,555
Equity-Income	$ 802,482	$ 2,688
Growth	$ 2,257,136	-

9. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were the owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Contrafund	14%	2	32%
Equity Income	12%	2	36%
Growth	12%	2	36%

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2004

Annual Report

Report of Independent Auditors

To the Trustees of Variable Insurance Products Fund and Shareholders of Growth Portfolio and Equity-Income Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio and Equity-Income Portfolio (funds of Variable Insurance Products Fund) at December 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund (2001), VIP Equity-Income (2001), and VIP Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987 or 1988

Trustee of Varibale Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee.

Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (43)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Stephen R. Petersen (47)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Jennifer Uhrig (42)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund, VIP Equity-Income, and VIP Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986 or 1995

Assistant Treasurer of VIP Contrafund (1995), VIP Equity-Income (1986), and VIP Growth (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Equity-Income Service Class 2R	02/13/04	02/13/04	$.35	$.086

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Contrafund Service Class 2R	100%
Equity-Income Service Class 2R	100%
Growth Service Class 2R	100%

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Contrafund Portfolio

Fidelity Management & Research (Far East) Inc.
Contrafund Portfolio

Fidelity Investments Japan Limited
Contrafund Portfolio

Fidelity International Investment Advisors
Contrafund Portfolio

Fidelity International Investment Advisors
(U.K.) Limited
Contrafund Portfolio

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank, New York, NY
Equity-Income Portfolio

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Portfolio

VIP2R-ANN-0204
1.782454.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2003, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A
Asset Manager Portfolio	$64,000	$25,000
Asset Manager: Growth Portfolio	$47,000	$23,000
Contrafund Portfolio	$47,000	$20,000
Index 500 Portfolio	$28,000	$20,000
Investment Grade Portfolio	$44,000	$23,000
All funds in the Fidelity Group of Funds audited by Deloitte	$4,500,000	$1,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees billed by Deloitte for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A, B	2002 A, B
Asset Manager Portfolio	$0	$0
Asset Manager: Growth Portfolio	$0	$0
Contrafund Portfolio	$0	$0
Index 500 Portfolio	$0	$0
Investment Grade Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees that were billed by Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003 A, B	2002A, B
Deloitte	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by Deloitte for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2003A, B	2002A, B
Asset Manager Portfolio	$3,700	$3,200
Asset Manager: Growth Portfolio	$4,100	$3,200
Contrafund Portfolio	$4,000	$3,200
Index 500 Portfolio	$4,000	$3,200
Investment Grade Portfolio	$3,900	$3,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by Deloitte that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A, B	2002A, B
Deloitte	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by Deloitte for all other non-audit services rendered to the funds is shown in the table below.

Fund	2003A, B	2002A, B
Asset Manager Portfolio	$0	$0
Asset Manager: Growth Portfolio	$0	$0
Contrafund Portfolio	$0	$0
Index 500 Portfolio	$0	$0
Investment Grade Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by Deloitte that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A, B	2002A, B
Deloitte	$210,000	$640,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(f) According to Deloitte for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte is as follows:

Fund	2003
Asset Manager Portfolio	0%
Asset Manager: Growth Portfolio	0%
Contrafund Portfolio	0%
Index 500 Portfolio	0%
Investment Grade Portfolio	0%

(g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by Deloitte of $1,500,000A and $1,550,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2003A	2002A
Covered Services	$250,000	$650,000
Non-Covered Services	$1,250,000	$900,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte to Fund Service Providers to be compatible with maintaining the independence of Deloitte in its audit of the funds, taking into account representations from Deloitte, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 23, 2004